UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022 - September 30, 2023

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

GuggenheimInvestments.com	SBE-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.

2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments

eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
ALPHA OPPORTUNITY FUND	10
LARGE CAP VALUE FUND	30
MARKET NEUTRAL REAL ESTATE FUND	41
RISK MANAGED REAL ESTATE FUND	52
SMALL CAP VALUE FUND	66
STYLEPLUS—LARGE CORE FUND	77
STYLEPLUS—MID GROWTH FUND	87
WORLD EQUITY INCOME FUND	98
NOTES TO FINANCIAL STATEMENTS	109
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
OTHER INFORMATION	125
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	134
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	140
LIQUIDITY RISK MANAGEMENT PROGRAM	143

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (“Funds”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

Large Cap Value Fund is subject to a number of risks and is not suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Market Neutral Real Estate Fund is subject to a number of risks and is not suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund is subject to a number of risks and is not suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Large Core Fund is subject to a number of risks and is not suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund is subject to a number of risks and is not suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund may invest in fixed

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

September 30, 2023

income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund is subject to a number of risks and is not suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risk). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT U.S. Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the U.S. property and investment markets.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.74%	5.33%	$ 1,000.00	$ 1,053.30	$ 8.96
C-Class	2.50%	4.91%	1,000.00	1,049.10	12.84
P-Class	1.74%	5.34%	1,000.00	1,053.40	8.96
Institutional Class	1.49%	5.43%	1,000.00	1,054.30	7.67
Large Cap Value Fund
A-Class	1.12%	1.06%	1,000.00	1,010.60	5.65
C-Class	1.87%	0.67%	1,000.00	1,006.70	9.41
P-Class	1.12%	1.04%	1,000.00	1,010.40	5.64
Institutional Class	0.87%	1.17%	1,000.00	1,011.70	4.39
Market Neutral Real Estate Fund
A-Class	1.57%	0.04%	1,000.00	1,000.40	7.87
C-Class	2.32%	(0.35%)	1,000.00	996.50	11.61
P-Class	1.57%	0.00%	1,000.00	1,000.00	7.87
Institutional Class	1.32%	0.17%	1,000.00	1,001.70	6.62
Risk Managed Real Estate Fund
A-Class	1.45%	(5.39%)	1,000.00	946.10	7.07
C-Class	2.18%	(5.71%)	1,000.00	942.90	10.62
P-Class	1.52%	(5.39%)	1,000.00	946.10	7.42
Institutional Class	1.16%	(5.21%)	1,000.00	947.90	5.66
Small Cap Value Fund
A-Class	1.26%	(0.46%)	1,000.00	995.40	6.30
C-Class	2.01%	(0.80%)	1,000.00	992.00	10.04
P-Class	1.26%	(0.52%)	1,000.00	994.80	6.30
Institutional Class	1.01%	(0.37%)	1,000.00	996.30	5.05
StylePlus—Large Core Fund
A-Class	1.57%	4.77%	1,000.00	1,047.70	8.06
C-Class	2.46%	4.33%	1,000.00	1,043.30	12.60
P-Class	1.72%	4.70%	1,000.00	1,047.00	8.83
Institutional Class	1.33%	4.90%	1,000.00	1,049.00	6.83
StylePlus—Mid Growth Fund
A-Class	1.27%	1.43%	1,000.00	1,014.30	6.41
C-Class	2.12%	1.02%	1,000.00	1,010.20	10.68
P-Class	1.58%	1.25%	1,000.00	1,012.50	7.97
Institutional Class	1.02%	1.53%	1,000.00	1,015.30	5.15
World Equity Income Fund
A-Class	1.18%	1.90%	1,000.00	1,019.00	5.97
C-Class	1.93%	1.57%	1,000.00	1,015.70	9.75
P-Class	1.19%	1.91%	1,000.00	1,019.10	6.02
Institutional Class	0.93%	2.09%	1,000.00	1,020.90	4.71

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.74%	5.00%	$ 1,000.00	$ 1,016.34	$ 8.80
C-Class	2.50%	5.00%	1,000.00	1,012.53	12.61
P-Class	1.74%	5.00%	1,000.00	1,016.34	8.80
Institutional Class	1.49%	5.00%	1,000.00	1,017.60	7.54
Large Cap Value Fund
A-Class	1.12%	5.00%	1,000.00	1,019.45	5.67
C-Class	1.87%	5.00%	1,000.00	1,015.69	9.45
P-Class	1.12%	5.00%	1,000.00	1,019.45	5.67
Institutional Class	0.87%	5.00%	1,000.00	1,020.71	4.41
Market Neutral Real Estate Fund
A-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
C-Class	2.32%	5.00%	1,000.00	1,013.44	11.71
P-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
Institutional Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Risk Managed Real Estate Fund
A-Class	1.45%	5.00%	1,000.00	1,017.80	7.33
C-Class	2.18%	5.00%	1,000.00	1,014.14	11.01
P-Class	1.52%	5.00%	1,000.00	1,017.45	7.69
Institutional Class	1.16%	5.00%	1,000.00	1,019.25	5.87
Small Cap Value Fund
A-Class	1.26%	5.00%	1,000.00	1,018.75	6.38
C-Class	2.01%	5.00%	1,000.00	1,014.99	10.15
P-Class	1.26%	5.00%	1,000.00	1,018.75	6.38
Institutional Class	1.01%	5.00%	1,000.00	1,020.00	5.11
StylePlus—Large Core Fund
A-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
C-Class	2.46%	5.00%	1,000.00	1,012.73	12.41
P-Class	1.72%	5.00%	1,000.00	1,016.44	8.69
Institutional Class	1.33%	5.00%	1,000.00	1,018.40	6.73
StylePlus—Mid Growth Fund
A-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
C-Class	2.12%	5.00%	1,000.00	1,014.44	10.71
P-Class	1.58%	5.00%	1,000.00	1,017.15	7.99
Institutional Class	1.02%	5.00%	1,000.00	1,019.95	5.16
World Equity Income Fund
A-Class	1.18%	5.00%	1,000.00	1,019.15	5.97
C-Class	1.93%	5.00%	1,000.00	1,015.39	9.75
P-Class	1.19%	5.00%	1,000.00	1,019.10	6.02
Institutional Class	0.93%	5.00%	1,000.00	1,020.41	4.71

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Risk Managed Real Estate Fund would be 1.27%, 1.91%, 1.27% and 0.90% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Alpha Opportunity Fund (“Fund”).The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund provided a total return of 16.62%1, outperforming the ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark, which returned 4.50% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

This Reporting Period, the broad market recovered from its October 2022 lows on the back of stable economic strength. While inflation moderated from its post-Covid highs, the U.S. Federal Reserve (“Fed”) continued aggressively hiking interest rates with its stated goal of getting price gains back down to 2% (which has yet to be achieved). The labor market remained strong, giving the Fed plenty of cover to raise its benchmark rates faster than any time since the 1980s. During the Reporting Period, the steady march of rates higher no longer caused all stocks to fall like the prior year. The market switched gears and began to anticipate a recession in the face of the monetary tightening. This impacted small caps and economically sensitive names more, as well as exposing low profitability or money-losing names. Mega-cap growth names had strong rebounds as their structural growth and balance sheet quality are prized during harder economic times. The market cap weighted S&P 500 gained 21.62% for the Reporting Period - driven mainly by a handful of the largest companies. Meanwhile, the Russell 2000 Value Index, composed of small caps with more economic beta, returned only 7.84%.

In this environment, the Fund ended the Reporting Period with a 16.62% return. The Fund’s realized beta (sensitivity of daily returns to broad stock benchmark moves) was about +0.21 for the period – positive, but lower than most long/short managers. That positive beta during a rising market contributed about +1.5% of return attribution. A bias towards small caps hurt the Fund by about 1.0%. Within sectors, lower valuation names performed much better than their expensive or money-losing counterparts. Our Value-style positioning paid off by about 12.8% of attribution for the period, while a higher profitability-style bias helped by an additional 4.4%.

The Fund’s industry tilts contributed about 2.1% for the Reporting Period. The overweight in Capital Goods and net short position in Real Estate both were key parts of that contribution. Security selection (the impact of returns within style and industry groups) was a drag this past year of about -1.3%.

How did the Fund use derivatives during the Reporting Period?

The Fund uses total return swaps to gain exposure to short positions and to attain some leverage on the long side when surpassing 100% long weights. In total, the derivatives have a net negative market exposure, creating a partial market hedge against assets that are invested in long stocks. The net performance impact of these derivatives was slightly positive this Reporting Period as the returns of the long positions on swaps was greater than the losses on the short positions on swaps.

How was the Fund positioned at the end of the Reporting Period?

At period end, the Fund held about 138% of assets in long securities, and 101% short, for a net-dollar exposure of 37%. Because the long side exposure holds higher-quality and more-defensive sectors, while the short side focuses on higher-risk names, the actual expected net ‘beta’ of the Fund is in the 0.10 to 0.16 range, on the low end of positioning for the Fund during the last few years.

The Fund maintains its style bias towards cheaper valuation names. It also maintains a bias towards higher quality—as defined by higher profitability within each sector, lower stock-volatility, and lower leverage. The Fund has a net short bias in the Growth style, where we are generally short stocks with the most growth bias within sectors where valuations remain stretched. The Fund remains slightly small- cap biased–a shift that first began about two years ago. While small caps are generally riskier than large caps, the additional risk appears to be compensated with a much wider expected return based on fundamentals and valuations.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

From an industry perspective, the Fund’s largest net long sectors are Healthcare, Information Technology, and Consumer Discretionary. The largest net short exposures are the Real Estate and Financials sectors. During this Reporting Period, the Fund moved to a net short position in Staples and Utilities. Historically we had been long these defensive sectors, but changes in their fundamentals and valuations led to the dynamic rebalancing to other areas.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings	% of Total Net Assets
Amgen, Inc.	1.0%
H&R Block, Inc.	1.0%
Humana, Inc.	1.0%
Exxon Mobil Corp.	1.0%
Gilead Sciences, Inc.	1.0%
United Therapeutics Corp.	1.0%
MSC Industrial Direct Company, Inc. — Class A	1.0%
OGE Energy Corp.	1.0%
National Fuel Gas Co.	1.0%
UFP Industries, Inc.	1.0%
Top Ten Total	10.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	16.62%	1.20%	3.01%
A-Class Shares with sales charge†	11.08%	0.23%	2.51%
C-Class Shares	15.70%	0.40%	2.22%
C-Class Shares with CDSC‡	14.70%	0.40%	2.22%
Institutional Class Shares	16.89%	1.50%	3.37%
Morningstar Long/Short Equity Category Average	8.57%	2.23%	3.15%
S&P 500 Index	21.62%	9.92%	11.91%
S&P 500 Index Blended**	4.47%	1.72%	5.38%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.72%	1.12%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	16.60%	1.20%	1.60%
Morningstar Long/Short Equity Category Average	8.57%	2.23%	4.16%
S&P 500 Index	21.62%	9.92%	10.71%
S&P 500 Index Blended**	4.47%	1.72%	8.56%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.72%	4.56%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index, S&P 500 Index and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA

3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data for the

S&P 500 Index from 09/30/13 to 03/12/17, and the ICE BofA 3-Month U.S. Treasury Bill index from 03/13/17 to 09/30/23.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Value
COMMON STOCKS† - 90.8%

Industrial - 19.6%
UFP Industries, Inc.	3,297	$337,613
Schneider National, Inc. — Class B	12,090	334,772
ITT, Inc.	3,374	330,348
Apogee Enterprises, Inc.[1]	6,889	324,334
Watts Water Technologies, Inc. — Class A	1,852	320,063
Donaldson Company, Inc.[1]	5,339	318,418
Boise Cascade Co.[1]	3,042	313,448
Snap-on, Inc.[1]	1,196	305,052
Hub Group, Inc. — Class A*,1	3,827	300,573
Acuity Brands, Inc.[1]	1,586	270,111
Mueller Industries, Inc.	3,557	267,344
Sturm Ruger & Company, Inc.	4,962	258,619
TE Connectivity Ltd.	2,081	257,066
Simpson Manufacturing Company, Inc.	1,697	254,228
Illinois Tool Works, Inc.	1,096	252,420
Masco Corp.[1]	4,504	240,739
Valmont Industries, Inc.	867	208,262
Argan, Inc.[1]	3,851	175,297
CH Robinson Worldwide, Inc.	1,801	155,120
Encore Wire Corp.	771	140,677
Teekay Corp.*	22,349	137,893
Expeditors International of Washington, Inc.[1]	1,093	125,291
Insteel Industries, Inc.	3,717	120,654
Ardmore Shipping Corp.	8,810	114,618
Owens Corning	832	113,493
Keysight Technologies, Inc.*	855	113,125
Scorpio Tankers, Inc.	2,006	108,565
Northrop Grumman Corp.	240	105,646
International Seaways, Inc.	2,346	105,570
Sanmina Corp.*	1,736	94,230
Landstar System, Inc.	529	93,601
Builders FirstSource, Inc.*	676	84,155
Teekay Tankers Ltd. — Class A	1,741	72,478
Fortune Brands Innovations, Inc.	1,146	71,235
Lindsay Corp.	552	64,959
Total Industrial		6,890,017

Consumer, Non-cyclical - 18.1%
Amgen, Inc.[1]	1,363	366,320
H&R Block, Inc.[1]	8,309	357,785
Humana, Inc.[1]	729	354,673
Gilead Sciences, Inc.[1]	4,631	347,047
United Therapeutics Corp.*	1,522	343,774
Exelixis, Inc.*	15,332	335,004
Merck & Company, Inc.[1]	3,222	331,705
Bristol-Myers Squibb Co.[1]	5,681	329,725
Pfizer, Inc.	9,825	325,895
Hologic, Inc.*,1	4,600	319,240
Royalty Pharma plc — Class A	11,580	314,281
Innoviva, Inc.*,1	23,751	308,526
Incyte Corp.*,1	5,113	295,378
Perdoceo Education Corp.	14,163	242,187
Altria Group, Inc.[1]	5,189	218,197
Molina Healthcare, Inc.*	659	216,079
Dynavax Technologies Corp.*,1	12,411	183,311
Elevance Health, Inc.	304	132,368
Philip Morris International, Inc.	1,208	111,837
PayPal Holdings, Inc.*	1,797	105,053
Heidrick & Struggles International, Inc.[1]	4,064	101,681
Procter & Gamble Co.	683	99,622
Hackett Group, Inc.	4,018	94,785
Envista Holdings Corp.*	3,194	89,049
John B Sanfilippo & Son, Inc.	888	87,734
Organon & Co.	4,890	84,891
Neurocrine Biosciences, Inc.*	640	72,000
Alarm.com Holdings, Inc.*	1,171	71,595
Voyager Therapeutics, Inc.*	8,607	66,704
Alkermes plc*	2,342	65,600
Total Consumer, Non-cyclical		6,372,046

Consumer, Cyclical - 12.6%
MSC Industrial Direct Company, Inc. — Class A1	3,477	341,267
Polaris, Inc.	3,106	323,459
Home Depot, Inc.[1]	1,038	313,642
Allison Transmission Holdings, Inc.[1]	4,924	290,811
Lennar Corp. — Class A	2,353	264,077
Boyd Gaming Corp.[1]	4,221	256,764
Tri Pointe Homes, Inc.*	8,417	230,205
KB Home	4,923	227,837
M/I Homes, Inc.*	2,211	185,812
Ulta Beauty, Inc.*	447	178,554
PulteGroup, Inc.[1]	2,318	171,648
Brunswick Corp.[1]	1,965	155,235
Monarch Casino & Resort, Inc.	2,487	154,443
BorgWarner, Inc.	3,743	151,105
Murphy USA, Inc.	438	149,678
Steven Madden Ltd.	4,659	148,016
Taylor Morrison Home Corp. — Class A*	3,304	140,783
Ethan Allen Interiors, Inc.	4,518	135,088
Meritage Homes Corp.	1,016	124,348
Malibu Boats, Inc. — Class A*	2,497	122,403
MasterCraft Boat Holdings, Inc.*	4,043	89,835
Williams-Sonoma, Inc.	477	74,126
Everi Holdings, Inc.*	5,131	67,832
Cavco Industries, Inc.*	248	65,884
DR Horton, Inc.	595	63,945
Total Consumer, Cyclical		4,426,797

Financial - 9.0%
Equity Commonwealth REIT[1]	17,880	328,456
MGIC Investment Corp.[1]	19,659	328,142
Essent Group Ltd.	6,846	323,747
Preferred Bank/Los Angeles CA	4,131	257,155
Mr Cooper Group, Inc.*	4,303	230,469
Western Union Co.	16,717	220,330
Fulton Financial Corp.	13,729	166,258
Enact Holdings, Inc.	4,787	130,350
SouthState Corp.	1,772	119,362
M&T Bank Corp.	901	113,931

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Value
NMI Holdings, Inc. — Class A*	4,173	$113,047
Globe Life, Inc.	1,018	110,687
S&T Bancorp, Inc.	4,033	109,214
Citizens Financial Group, Inc.	3,896	104,413
Enova International, Inc.*,1	1,883	95,788
International Bancshares Corp.	2,159	93,571
Capital One Financial Corp.	907	88,024
FB Financial Corp.	2,965	84,087
Independent Bank Corp.	1,505	73,881
East West Bancorp, Inc.	1,341	70,684
Total Financial		3,161,596

Communications - 8.9%
Verizon Communications, Inc.[1]	9,957	322,706
VeriSign, Inc.*,1	1,489	301,567
F5, Inc.*	1,802	290,374
Yelp, Inc. — Class A*	6,608	274,827
AT&T, Inc.[1]	15,540	233,411
Juniper Networks, Inc.	8,073	224,349
A10 Networks, Inc.[1]	12,876	193,526
Booking Holdings, Inc.*	61	188,121
InterDigital, Inc.	2,340	187,762
Cisco Systems, Inc.[1]	3,202	172,139
IDT Corp. — Class B*	7,432	163,876
Ziff Davis, Inc.*	2,329	148,334
eBay, Inc.	2,436	107,403
Gogo, Inc.*	7,366	87,876
GoDaddy, Inc. — Class A*	1,029	76,640
Ooma, Inc.*	5,885	76,564
New York Times Co. — Class A	1,687	69,505
Total Communications		3,118,980

Energy - 8.4%
Exxon Mobil Corp.[1]	2,984	350,859
Chord Energy Corp.	2,069	335,323
Chesapeake Energy Corp.	3,841	331,209
Occidental Petroleum Corp.[1]	3,930	254,978
Valero Energy Corp.	1,614	228,720
CNX Resources Corp.*	9,132	206,201
Magnolia Oil & Gas Corp. — Class A	7,577	173,589
Cheniere Energy, Inc.	989	164,135
Southwestern Energy Co.*	24,133	155,658
Par Pacific Holdings, Inc.*	4,083	146,743
Coterra Energy, Inc. — Class A	5,202	140,714
Marathon Petroleum Corp.[1]	923	139,687
SandRidge Energy, Inc.	6,574	102,949
PBF Energy, Inc. — Class A	1,849	98,977
Range Resources Corp.	2,232	72,339
Equities Corp.	1,742	70,690
Total Energy		2,972,771

Technology - 7.3%
International Business Machines Corp.	1,990	279,197
Hewlett Packard Enterprise Co.[1]	15,358	266,768
Dropbox, Inc. — Class A*	8,768	238,753
Kulicke & Soffa Industries, Inc.	4,905	238,530
Progress Software Corp.	3,807	200,172
NetApp, Inc.	2,045	155,175
NextGen Healthcare, Inc.*	6,246	148,218
QUALCOMM, Inc.	1,261	140,047
Veradigm, Inc.*,1	9,159	120,349
Photronics, Inc.*	5,809	117,400
Synaptics, Inc.*	1,228	109,832
Zoom Video Communications, Inc. — Class A*	1,558	108,966
Intuit, Inc.	206	105,254
Immersion Corp.	11,269	74,488
Box, Inc. — Class A*	2,878	69,676
Akamai Technologies, Inc.*	651	69,358
Diodes, Inc.*,1	861	67,881
Autodesk, Inc.*	309	63,935
Total Technology		2,573,999

Utilities - 4.8%
OGE Energy Corp.	10,237	341,199
National Fuel Gas Co.	6,567	340,893
Public Service Enterprise Group, Inc.	5,776	328,712
Atmos Energy Corp.[1]	3,035	321,497
Chesapeake Utilities Corp.[1]	1,449	141,640
ONE Gas, Inc.	1,628	111,160
Clearway Energy, Inc. — Class C1	4,459	94,353
Total Utilities		1,679,454

Basic Materials - 2.1%
NewMarket Corp.	733	333,544
Olin Corp.	6,418	320,772
CF Industries Holdings, Inc.[1]	1,172	100,487
Total Basic Materials		754,803

Total Common Stocks
(Cost $32,186,841)		31,950,463

MONEY MARKET FUND† - 3.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.22%[2]	1,101,952	1,101,952
Total Money Market Fund
(Cost $1,101,952)		1,101,952

Total Investments - 93.9%
(Cost $33,288,793)		$33,052,415
Other Assets & Liabilities, net - 6.1%		2,158,619
Total Net Assets - 100.0%		$35,211,034

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	$8,231,038	$25,518
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	02/01/24	8,231,037	24,145
						$16,462,075	$49,663
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	02/01/24	$17,749,024	$1,074,296
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	17,602,652	1,056,830
						$35,351,676	$2,131,126

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Communications
Cisco Systems, Inc.	825	0.54%	$6,075
Booking Holdings, Inc.	16	0.60%	3,288
A10 Networks, Inc.	3,316	0.61%	416
eBay, Inc.	628	0.34%	186
GoDaddy, Inc. — Class A	265	0.24%	(283)
F5, Inc.	464	0.91%	(527)
AT&T, Inc.	4,003	0.73%	(1,240)
New York Times Co. — Class A	434	0.22%	(1,416)
Ziff Davis, Inc.	600	0.46%	(1,473)
Juniper Networks, Inc.	2,079	0.70%	(2,487)
Ooma, Inc.	1,516	0.24%	(2,635)
IDT Corp. — Class B	1,914	0.51%	(2,814)
InterDigital, Inc.	603	0.59%	(2,958)
Yelp, Inc. — Class A	1,702	0.86%	(4,060)
VeriSign, Inc.	384	0.94%	(7,256)
Gogo, Inc.	1,897	0.27%	(8,963)
Verizon Communications, Inc.	2,565	1.01%	(9,513)
Total Communications			(35,660)

Industrial
Boise Cascade Co.	784	0.98%	19,589
UFP Industries, Inc.	849	1.06%	12,685
Simpson Manufacturing Company, Inc.	437	0.80%	11,911
Snap-on, Inc.	308	0.95%	11,703
ITT, Inc.	869	1.03%	9,727
Mueller Industries, Inc.	916	0.84%	8,117
International Seaways, Inc.	604	0.33%	5,330
Argan, Inc.	992	0.55%	5,034
Scorpio Tankers, Inc.	517	0.34%	4,029
Encore Wire Corp.	199	0.44%	3,319
Builders FirstSource, Inc.	174	0.26%	2,326
Ardmore Shipping Corp.	2,269	0.36%	1,753
Teekay Tankers Ltd. — Class A	448	0.23%	1,136
Northrop Grumman Corp.	62	0.33%	924
Sanmina Corp.	447	0.29%	82
Expeditors International of Washington, Inc.	282	0.39%	(27)
Landstar System, Inc.	136	0.29%	(139)
Donaldson Company, Inc.	1,375	1.00%	(194)
CH Robinson Worldwide, Inc.	464	0.49%	(712)
Teekay Corp.	5,757	0.43%	(737)
Acuity Brands, Inc.	409	0.85%	(927)
Owens Corning	214	0.35%	(1,177)
Schneider National, Inc. — Class B	3,114	1.05%	(1,243)
Insteel Industries, Inc.	957	0.38%	(1,416)
Apogee Enterprises, Inc.	1,774	1.01%	(1,804)
Fortune Brands Innovations, Inc.	295	0.22%	(2,231)
Masco Corp.	1,160	0.75%	(2,545)
Valmont Industries, Inc.	223	0.65%	(2,764)
TE Connectivity Ltd.	536	0.80%	(3,467)
Illinois Tool Works, Inc.	282	0.79%	(3,689)
Lindsay Corp.	142	0.20%	(4,468)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Watts Water Technologies, Inc. — Class A	477	1.00%	$(5,159)
Hub Group, Inc. — Class A	986	0.94%	(5,746)
Keysight Technologies, Inc.	220	0.35%	(5,963)
Sturm Ruger & Company, Inc.	1,278	0.81%	(6,540)
Total Industrial			46,717

Technology
NextGen Healthcare, Inc.	1,609	0.46%	11,518
NetApp, Inc.	527	0.49%	7,358
Akamai Technologies, Inc.	168	0.22%	2,712
Diodes, Inc.	222	0.21%	2,369
Veradigm, Inc.	2,359	0.38%	1,005
Synaptics, Inc.	316	0.34%	379
Autodesk, Inc.	80	0.20%	274
Dropbox, Inc. — Class A	2,258	0.75%	(642)
QUALCOMM, Inc.	325	0.44%	(1,016)
Immersion Corp.	2,903	0.23%	(1,187)
Hewlett Packard Enterprise Co.	3,956	0.83%	(1,321)
Zoom Video Communications, Inc. — Class A	401	0.34%	(1,436)
Intuit, Inc.	53	0.33%	(1,980)
International Business Machines Corp.	513	0.87%	(2,286)
Photronics, Inc.	1,496	0.37%	(2,332)
Kulicke & Soffa Industries, Inc.	1,263	0.75%	(3,490)
Progress Software Corp.	980	0.63%	(4,560)
Box, Inc. — Class A	741	0.22%	(4,579)
Total Technology			786

Consumer, Non-cyclical
H&R Block, Inc.	2,140	1.12%	25,244
Perdoceo Education Corp.	3,648	0.76%	23,642
Exelixis, Inc.	3,949	1.05%	13,970
Amgen, Inc.	351	1.15%	11,920
Dynavax Technologies Corp.	3,197	0.57%	9,462
Hackett Group, Inc.	1,035	0.30%	4,551
Humana, Inc.	188	1.11%	3,632
Innoviva, Inc.	6,118	0.97%	3,383
Molina Healthcare, Inc.	170	0.68%	2,700
United Therapeutics Corp.	392	1.08%	952
Alarm.com Holdings, Inc.	302	0.22%	841
Neurocrine Biosciences, Inc.	165	0.23%	377
Alkermes plc	603	0.21%	203
Philip Morris International, Inc.	311	0.35%	(322)
Procter & Gamble Co.	176	0.31%	(1,094)
PayPal Holdings, Inc.	463	0.33%	(1,220)
Elevance Health, Inc.	78	0.41%	(1,224)
John B Sanfilippo & Son, Inc.	229	0.27%	(1,231)
Altria Group, Inc.	1,337	0.68%	(2,169)
Heidrick & Struggles International, Inc.	1,047	0.32%	(2,431)
Envista Holdings Corp.	823	0.28%	(2,946)
Organon & Co.	1,259	0.27%	(3,359)
Voyager Therapeutics, Inc.	2,217	0.21%	(3,627)
Pfizer, Inc.	2,531	1.02%	(4,651)
Gilead Sciences, Inc.	1,193	1.09%	(5,042)
Bristol-Myers Squibb Co.	1,463	1.03%	(7,753)
Merck & Company, Inc.	830	1.04%	(7,872)
Hologic, Inc.	1,185	1.00%	(9,485)
Incyte Corp.	1,317	0.92%	(17,453)
Royalty Pharma plc — Class A	2,983	0.98%	(28,511)
Total Consumer, Non-cyclical			487

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,268	0.91%	21,324
MSC Industrial Direct Company, Inc. — Class A	896	1.07%	9,330
Murphy USA, Inc.	113	0.47%	4,372
Brunswick Corp.	506	0.49%	3,256
Taylor Morrison Home Corp. — Class A	851	0.44%	2,925
Williams-Sonoma, Inc.	123	0.23%	1,778
Boyd Gaming Corp.	1,087	0.80%	1,197
Ethan Allen Interiors, Inc.	1,164	0.42%	850
Cavco Industries, Inc.	64	0.21%	(137)
BorgWarner, Inc.	964	0.47%	(147)
Ulta Beauty, Inc.	115	0.56%	(1,151)
DR Horton, Inc.	153	0.20%	(1,213)
Everi Holdings, Inc.	1,322	0.21%	(1,801)
Steven Madden Ltd.	1,200	0.46%	(2,315)
Meritage Homes Corp.	262	0.39%	(2,886)
PulteGroup, Inc.	597	0.54%	(2,987)
Monarch Casino & Resort, Inc.	641	0.48%	(3,665)
Lennar Corp. — Class A	606	0.83%	(3,745)
KB Home	1,268	0.71%	(3,902)
Malibu Boats, Inc. — Class A	643	0.38%	(4,048)
Tri Pointe Homes, Inc.	2,168	0.72%	(4,550)
MasterCraft Boat Holdings, Inc.	1,041	0.28%	(4,901)
M/I Homes, Inc.	570	0.58%	(5,815)
Home Depot, Inc.	267	0.98%	(6,575)
Polaris, Inc.	800	1.01%	(12,459)
Total Consumer, Cyclical			(17,265)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Utilities
ONE Gas, Inc.	419	0.35%	$(1,996)
Public Service Enterprise Group, Inc.	1,488	1.03%	(3,354)
Clearway Energy, Inc. — Class C	1,148	0.30%	(4,164)
National Fuel Gas Co.	1,692	1.07%	(6,589)
Atmos Energy Corp.	782	1.01%	(6,898)
Chesapeake Utilities Corp.	373	0.44%	(7,178)
OGE Energy Corp.	2,637	1.07%	(13,409)
Total Utilities			(43,588)

Basic Materials
NewMarket Corp.	189	1.04%	17,992
CF Industries Holdings, Inc.	302	0.31%	4,967
Olin Corp.	1,653	1.00%	(10,278)
Total Basic Materials			12,681

Energy
Exxon Mobil Corp.	769	1.10%	14,686
Marathon Petroleum Corp.	238	0.44%	12,748
Valero Energy Corp.	416	0.72%	11,686
PBF Energy, Inc. — Class A	476	0.31%	8,095
Cheniere Energy, Inc.	255	0.51%	5,639
CNX Resources Corp.	2,352	0.65%	705
Par Pacific Holdings, Inc.	1,052	0.46%	428
Occidental Petroleum Corp.	1,012	0.80%	287
Range Resources Corp.	575	0.23%	241
Magnolia Oil & Gas Corp. — Class A	1,952	0.54%	(362)
Equities Corp.	449	0.22%	(769)
Chesapeake Energy Corp.	989	1.04%	(781)
Chord Energy Corp.	533	1.05%	(925)
SandRidge Energy, Inc.	1,693	0.32%	(1,001)
Southwestern Energy Co.	6,216	0.49%	(1,006)
Coterra Energy, Inc. — Class A	1,340	0.44%	(1,223)
Total Energy			48,448

Financial
MGIC Investment Corp.	5,063	1.03%	11,428
Preferred Bank/Los Angeles CA	1,064	0.80%	10,248
NMI Holdings, Inc. — Class A	1,075	0.35%	7,628
Essent Group Ltd.	1,763	1.01%	6,445
Mr Cooper Group, Inc.	1,108	0.72%	4,488
Western Union Co.	4,306	0.69%	4,124
M&T Bank Corp.	232	0.36%	1,032
SouthState Corp.	457	0.37%	935
East West Bancorp, Inc.	345	0.22%	(306)
International Bancshares Corp.	556	0.29%	(563)
Capital One Financial Corp.	234	0.28%	(824)
Enova International, Inc.	485	0.30%	(895)
Citizens Financial Group, Inc.	1,004	0.33%	(945)
Enact Holdings, Inc.	1,233	0.41%	(967)
Globe Life, Inc.	262	0.35%	(1,481)
S&T Bancorp, Inc.	1,039	0.34%	(1,619)
Independent Bank Corp.	388	0.23%	(3,977)
FB Financial Corp.	764	0.26%	(5,856)
Fulton Financial Corp.	3,536	0.52%	(7,705)
Equity Commonwealth	4,605	1.03%	(9,651)
Total Financial			11,539
Total MS Equity Long Custom Basket			$24,145

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Chefs’ Warehouse, Inc.	4,128	(0.51)%	$33,519
Utz Brands, Inc.	9,476	(0.72)%	26,081
Cooper Companies, Inc.	630	(1.13)%	25,510
TreeHouse Foods, Inc.	5,053	(1.24)%	19,141
Equifax, Inc.	852	(0.88)%	18,331
ICU Medical, Inc.	653	(0.44)%	13,841
Bright Horizons Family Solutions, Inc.	1,152	(0.53)%	13,115
Pilgrim’s Pride Corp.	7,095	(0.91)%	8,982
ABM Industries, Inc.	1,501	(0.34)%	8,106
Automatic Data Processing, Inc.	684	(0.93)%	6,883
Cintas Corp.	400	(1.08)%	6,144
Tyson Foods, Inc. — Class A	3,059	(0.87)%	3,020
CBIZ, Inc.	1,628	(0.48)%	2,707
Booz Allen Hamilton Holding Corp.	1,682	(1.04)%	(1,116)
TransUnion	2,105	(0.85)%	(1,847)
Neogen Corp.	4,217	(0.44)%	(4,506)
RB Global, Inc.	4,011	(1.41)%	(6,832)
ICF International, Inc.	1,237	(0.84)%	(20,422)
Total Consumer, Non-cyclical			150,657

Financial
Sun Communities, Inc.	2,151	(1.43)%	89,705
American Tower Corp. — Class A	1,447	(1.34)%	70,022
Outfront Media, Inc.	11,666	(0.66)%	68,592
Rexford Industrial Realty, Inc.	3,712	(1.03)%	44,059
Kennedy-Wilson Holdings, Inc.	15,938	(1.32)%	40,890
Healthcare Realty Trust, Inc.	6,537	(0.56)%	36,986
Raymond James Financial, Inc.	2,447	(1.38)%	30,206

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Americold Realty Trust, Inc.	6,772	(1.16)%	$25,477
UMH Properties, Inc.	16,631	(1.31)%	22,570
TFS Financial Corp.	17,710	(1.18)%	21,663
Equinix, Inc.	329	(1.35)%	19,324
Jones Lang LaSalle, Inc.	1,291	(1.03)%	18,854
Alexander & Baldwin, Inc.	8,681	(0.82)%	16,986
SLM Corp.	6,541	(0.50)%	13,882
Rayonier, Inc.	2,482	(0.40)%	13,194
New York Mortgage Trust, Inc.	15,717	(0.75)%	11,763
Pathward Financial, Inc.	2,393	(0.62)%	11,604
Northern Trust Corp.	1,735	(0.68)%	9,590
NU Holdings Limited/Cayman Islands — Class A	18,031	(0.74)%	9,122
Stellar Bancorp, Inc.	4,181	(0.50)%	8,183
Starwood Property Trust, Inc.	8,394	(0.92)%	8,037
Popular, Inc.	3,327	(1.18)%	7,783
Crown Castle, Inc.	797	(0.41)%	5,449
BOK Financial Corp.	1,878	(0.85)%	4,120
Annaly Capital Management, Inc.	5,299	(0.56)%	3,919
Hanover Insurance Group, Inc.	1,437	(0.90)%	2,790
PotlatchDeltic Corp.	3,656	(0.93)%	2,375
Equity LifeStyle Properties, Inc.	1,226	(0.44)%	2,092
Assured Guaranty Ltd.	1,768	(0.60)%	1,883
AGNC Investment Corp.	14,302	(0.76)%	1,532
Ventas, Inc.	5,288	(1.26)%	351
Progressive Corp.	582	(0.46)%	(409)
Apollo Global Management, Inc.	1,127	(0.57)%	(2,929)
Carlyle Group, Inc.	5,874	(1.00)%	(3,642)
Allstate Corp.	1,931	(1.21)%	(6,749)
PennyMac Financial Services, Inc.	2,851	(1.07)%	(10,149)
Brighthouse Financial, Inc.	4,930	(1.36)%	(13,494)
Welltower, Inc.	2,715	(1.25)%	(13,588)
Digital Realty Trust, Inc.	882	(0.60)%	(22,002)
KKR & Company, Inc. — Class A	4,195	(1.46)%	(22,488)
Iron Mountain, Inc.	4,055	(1.36)%	(23,778)
Total Financial			503,775

Utilities
AES Corp.	14,892	(1.28)%	79,286
Avista Corp.	6,822	(1.24)%	64,396
Portland General Electric Co.	5,997	(1.37)%	37,013
PG&E Corp.	15,753	(1.43)%	18,095
Edison International	3,811	(1.36)%	16,918
Exelon Corp.	3,672	(0.78)%	7,128
Spire, Inc.	3,067	(0.98)%	5,143
FirstEnergy Corp.	5,150	(0.99)%	4,146
Duke Energy Corp.	2,942	(1.46)%	(3,775)
Total Utilities			228,350

Basic Materials
Hecla Mining Co.	32,657	(0.72)%	50,865
Piedmont Lithium, Inc.	2,661	(0.60)%	41,234
Alcoa Corp.	5,885	(0.96)%	24,019
Royal Gold, Inc.	1,058	(0.63)%	17,326
Avient Corp.	2,596	(0.52)%	11,164
Novagold Resources, Inc.	37,575	(0.81)%	9,760
Ecolab, Inc.	787	(0.75)%	9,583
Kaiser Aluminum Corp.	2,314	(0.98)%	4,101
Century Aluminum Co.	10,919	(0.44)%	2,826
Mercer International, Inc.	12,729	(0.62)%	(861)
Carpenter Technology Corp.	2,899	(1.10)%	(70,327)
Total Basic Materials			99,690

Energy
Baker Hughes Co.	3,412	(0.68)%	1,876
Archrock, Inc.	9,084	(0.64)%	(717)
Halliburton Co.	5,085	(1.16)%	(1,509)
Expro Group Holdings N.V.	4,383	(0.57)%	(1,861)
NOV, Inc.	9,760	(1.15)%	(3,873)
Noble Corporation plc	1,729	(0.49)%	(7,378)
TechnipFMC plc	8,024	(0.92)%	(9,360)
Helix Energy Solutions Group, Inc.	8,282	(0.52)%	(13,269)
Valaris Ltd.	1,358	(0.57)%	(21,961)
Hess Corp.	1,630	(1.41)%	(29,912)
Total Energy			(87,964)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	9,089	(1.14)%	42,955
UniFirst Corp.	1,024	(0.94)%	36,314
Topgolf Callaway Brands Corp.	8,886	(0.69)%	27,014
Shake Shack, Inc. — Class A	1,645	(0.54)%	16,624
Floor & Decor Holdings, Inc. — Class A	1,559	(0.79)%	9,136
Life Time Group Holdings, Inc.	5,291	(0.45)%	8,911
VF Corp.	9,027	(0.90)%	3,215
OPENLANE, Inc.	8,330	(0.70)%	1,701
Newell Brands, Inc.	8,576	(0.44)%	(2,085)
Tesla, Inc.	209	(0.29)%	(5,880)
Total Consumer, Cyclical			137,905

Industrial
MasTec, Inc.	1,136	(0.46)%	24,611
3M Co.	1,615	(0.85)%	20,212

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GATX Corp.	1,255	(0.77)%	$6,521
Tetra Tech, Inc.	672	(0.58)%	4,042
Republic Services, Inc. — Class A	358	(0.29)%	2,527
Stericycle, Inc.	2,358	(0.59)%	587
Jacobs Solutions, Inc.	388	(0.30)%	(1,694)
Trinity Industries, Inc.	5,314	(0.73)%	(2,667)
Casella Waste Systems, Inc. — Class A	1,921	(0.83)%	(15,434)
MSA Safety, Inc.	1,019	(0.91)%	(19,171)
Total Industrial			19,534

Technology
Science Applications International Corp.	2,188	(1.30)%	19,523
Evolent Health, Inc. — Class A	3,558	(0.55)%	18,599
KBR, Inc.	3,514	(1.17)%	8,189
Privia Health Group, Inc.	6,364	(0.82)%	7,756
Take-Two Interactive Software, Inc.	912	(0.72)%	(176)
Paycor HCM, Inc.	8,328	(1.07)%	(996)
Ceridian HCM Holding, Inc.	2,441	(0.93)%	(18,201)
Total Technology			34,694

Communications
DoorDash, Inc. — Class A	1,277	(0.57)%	(12,345)
Total MS Equity Short Custom Basket			$1,074,296

GS EQUITY LONG CUSTOM BASKET
Communications
Cisco Systems, Inc.	825	0.54%	$6,121
Booking Holdings, Inc.	16	0.60%	3,349
A10 Networks, Inc.	3,316	0.61%	359
eBay, Inc.	628	0.34%	161
GoDaddy, Inc. — Class A	265	0.24%	(273)
F5, Inc.	464	0.91%	(451)
AT&T, Inc.	4,003	0.73%	(1,292)
New York Times Co. — Class A	434	0.22%	(1,380)
Ziff Davis, Inc.	600	0.46%	(1,446)
Juniper Networks, Inc.	2,079	0.70%	(2,587)
Ooma, Inc.	1,516	0.24%	(2,690)
IDT Corp. — Class B	1,914	0.51%	(2,856)
InterDigital, Inc.	603	0.59%	(2,902)
Yelp, Inc. — Class A	1,702	0.86%	(4,200)
VeriSign, Inc.	384	0.94%	(7,251)
Gogo, Inc.	1,897	0.27%	(8,999)
Verizon Communications, Inc.	2,565	1.01%	(9,688)
Total Communications			(36,025)

Industrial
Boise Cascade Co.	784	0.98%	19,626
UFP Industries, Inc.	849	1.06%	12,674
Simpson Manufacturing Company, Inc.	437	0.80%	11,953
Snap-on, Inc.	308	0.95%	11,674
ITT, Inc.	869	1.03%	10,031
Mueller Industries, Inc.	916	0.84%	8,188
International Seaways, Inc.	604	0.33%	5,307
Argan, Inc.	992	0.55%	5,147
Scorpio Tankers, Inc.	517	0.34%	4,033
Encore Wire Corp.	199	0.44%	3,303
Builders FirstSource, Inc.	174	0.26%	2,437
Ardmore Shipping Corp.	2,269	0.36%	1,684
Teekay Tankers Ltd. — Class A	448	0.23%	1,102
Northrop Grumman Corp.	62	0.33%	919
Sanmina Corp.	447	0.29%	109
Expeditors International of Washington, Inc.	282	0.39%	(30)
Donaldson Company, Inc.	1,375	1.00%	(99)
Landstar System, Inc.	136	0.29%	(167)
CH Robinson Worldwide, Inc.	464	0.49%	(699)
Acuity Brands, Inc.	409	0.85%	(794)
Teekay Corp.	5,757	0.43%	(914)
Owens Corning	214	0.35%	(1,065)
Schneider National, Inc. — Class B	3,114	1.05%	(1,165)
Insteel Industries, Inc.	957	0.38%	(1,482)
Apogee Enterprises, Inc.	1,774	1.01%	(1,854)
Fortune Brands Innovations, Inc.	295	0.22%	(2,272)
Masco Corp.	1,160	0.75%	(2,708)
Valmont Industries, Inc.	223	0.65%	(2,838)
TE Connectivity Ltd.	536	0.80%	(3,511)
Illinois Tool Works, Inc.	282	0.79%	(3,555)
Lindsay Corp.	142	0.20%	(4,444)
Watts Water Technologies, Inc. — Class A	477	1.00%	(5,123)
Hub Group, Inc. — Class A	986	0.94%	(5,768)
Keysight Technologies, Inc.	220	0.35%	(5,974)
Sturm Ruger & Company, Inc.	1,278	0.81%	(6,615)
Total Industrial			47,110

Technology
NextGen Healthcare, Inc.	1,609	0.46%	11,520
NetApp, Inc.	527	0.49%	7,365
Akamai Technologies, Inc.	168	0.22%	2,708
Diodes, Inc.	222	0.21%	2,367
Veradigm, Inc.	2,359	0.38%	966
Synaptics, Inc.	316	0.34%	417
Autodesk, Inc.	80	0.20%	255

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Dropbox, Inc. — Class A	2,258	0.75%	$(685)
QUALCOMM, Inc.	325	0.44%	(1,026)
Hewlett Packard Enterprise Co.	3,956	0.83%	(1,157)
Immersion Corp.	2,903	0.23%	(1,192)
Zoom Video Communications, Inc. — Class A	401	0.34%	(1,448)
Intuit, Inc.	53	0.33%	(2,023)
Photronics, Inc.	1,496	0.37%	(2,270)
International Business Machines Corp.	513	0.87%	(2,346)
Kulicke & Soffa Industries, Inc.	1,263	0.75%	(3,458)
Box, Inc. — Class A	741	0.22%	(4,554)
Progress Software Corp.	980	0.63%	(4,601)
Total Technology			838

Consumer, Non-cyclical
H&R Block, Inc.	2,140	1.12%	25,052
Perdoceo Education Corp.	3,648	0.76%	23,611
Exelixis, Inc.	3,949	1.05%	14,051
Amgen, Inc.	351	1.15%	12,131
Dynavax Technologies Corp.	3,197	0.57%	9,497
Hackett Group, Inc.	1,035	0.30%	4,539
Innoviva, Inc.	6,118	0.97%	3,423
Humana, Inc.	188	1.11%	3,153
Molina Healthcare, Inc.	170	0.68%	2,543
United Therapeutics Corp.	392	1.08%	1,103
Alarm.com Holdings, Inc.	302	0.22%	848
Neurocrine Biosciences, Inc.	165	0.23%	429
Alkermes plc	603	0.21%	193
Philip Morris International, Inc.	311	0.35%	(272)
Procter & Gamble Co.	176	0.31%	(1,085)
John B Sanfilippo & Son, Inc.	229	0.27%	(1,123)
PayPal Holdings, Inc.	463	0.33%	(1,226)
Elevance Health, Inc.	78	0.41%	(1,318)
Altria Group, Inc.	1,337	0.68%	(2,121)
Heidrick & Struggles International, Inc.	1,047	0.32%	(2,372)
Envista Holdings Corp.	823	0.28%	(2,979)
Organon & Co.	1,259	0.27%	(3,499)
Voyager Therapeutics, Inc.	2,217	0.21%	(3,625)
Pfizer, Inc.	2,531	1.02%	(4,661)
Gilead Sciences, Inc.	1,193	1.09%	(4,731)
Bristol-Myers Squibb Co.	1,463	1.03%	(7,684)
Merck & Company, Inc.	830	1.04%	(7,839)
Hologic, Inc.	1,185	1.00%	(9,603)
Incyte Corp.	1,317	0.92%	(17,190)
Royalty Pharma plc — Class A	2,983	0.98%	(28,362)
Total Consumer, Non-cyclical			883

Consumer, Cyclical
Allison Transmission Holdings, Inc.	1,268	0.91%	21,292
MSC Industrial Direct Company, Inc. — Class A	896	1.07%	9,291
Murphy USA, Inc.	113	0.47%	4,333
Brunswick Corp.	506	0.49%	3,290
Taylor Morrison Home Corp. — Class A	851	0.44%	2,978
Williams-Sonoma, Inc.	123	0.23%	1,703
Boyd Gaming Corp.	1,087	0.80%	1,290
Ethan Allen Interiors, Inc.	1,164	0.42%	789
Cavco Industries, Inc.	64	0.21%	(142)
BorgWarner, Inc.	964	0.47%	(224)
Ulta Beauty, Inc.	115	0.56%	(1,157)
DR Horton, Inc.	153	0.20%	(1,199)
Everi Holdings, Inc.	1,322	0.21%	(1,805)
Steven Madden Ltd.	1,200	0.46%	(2,286)
Meritage Homes Corp.	262	0.39%	(2,761)
PulteGroup, Inc.	597	0.54%	(2,872)
Lennar Corp. — Class A	606	0.83%	(3,608)
Monarch Casino & Resort, Inc.	641	0.48%	(3,710)
KB Home	1,268	0.71%	(4,129)
Malibu Boats, Inc. — Class A	643	0.38%	(4,185)
Tri Pointe Homes, Inc.	2,168	0.72%	(4,286)
MasterCraft Boat Holdings, Inc.	1,041	0.28%	(4,910)
M/I Homes, Inc.	570	0.58%	(5,727)
Home Depot, Inc.	267	0.98%	(6,609)
Polaris, Inc.	800	1.01%	(12,514)
Total Consumer, Cyclical			(17,158)

Utilities
ONE Gas, Inc.	419	0.35%	(1,913)
Public Service Enterprise Group, Inc.	1,488	1.03%	(3,227)
Clearway Energy, Inc. — Class C	1,148	0.30%	(4,184)
National Fuel Gas Co.	1,692	1.07%	(6,584)
Atmos Energy Corp.	782	1.01%	(6,803)
Chesapeake Utilities Corp.	373	0.44%	(7,199)
OGE Energy Corp.	2,637	1.07%	(13,233)
Total Utilities			(43,143)

Basic Materials
NewMarket Corp.	189	1.04%	18,033

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
CF Industries Holdings, Inc.	302	0.31%	$5,053
Olin Corp.	1,653	1.00%	(10,226)
Total Basic Materials			12,860

Energy
Exxon Mobil Corp.	769	1.10%	14,921
Marathon Petroleum Corp.	238	0.44%	12,773
Valero Energy Corp.	416	0.72%	11,681
PBF Energy, Inc. — Class A	476	0.31%	8,019
Cheniere Energy, Inc.	255	0.51%	5,559
Par Pacific Holdings, Inc.	1,052	0.46%	479
CNX Resources Corp.	2,352	0.65%	464
Occidental Petroleum Corp.	1,012	0.80%	342
Range Resources Corp.	575	0.23%	205
Magnolia Oil & Gas Corp. — Class A	1,952	0.54%	(388)
Chesapeake Energy Corp.	989	1.04%	(871)
Equities Corp.	449	0.22%	(872)
SandRidge Energy, Inc.	1,693	0.32%	(980)
Chord Energy Corp.	533	1.05%	(1,039)
Coterra Energy, Inc. — Class A	1,340	0.44%	(1,210)
Southwestern Energy Co.	6,216	0.49%	(1,229)
Total Energy			47,854

Financial
MGIC Investment Corp.	5,063	1.03%	11,440
Preferred Bank/Los Angeles CA	1,064	0.80%	10,326
NMI Holdings, Inc. — Class A	1,075	0.35%	7,666
Essent Group Ltd.	1,763	1.01%	6,511
Mr Cooper Group, Inc.	1,108	0.72%	4,599
Western Union Co.	4,306	0.69%	4,278
SouthState Corp.	457	0.37%	1,201
M&T Bank Corp.	232	0.36%	1,037
East West Bancorp, Inc.	345	0.22%	(293)
International Bancshares Corp.	556	0.29%	(558)
Capital One Financial Corp.	234	0.28%	(797)
Citizens Financial Group, Inc.	1,004	0.33%	(906)
Enova International, Inc.	485	0.30%	(957)
Enact Holdings, Inc.	1,233	0.41%	(965)
Globe Life, Inc.	262	0.35%	(1,420)
S&T Bancorp, Inc.	1,039	0.34%	(1,614)
Independent Bank Corp.	388	0.23%	(3,998)
FB Financial Corp.	764	0.26%	(5,846)
Fulton Financial Corp.	3,536	0.52%	(7,698)
Equity Commonwealth	4,605	1.03%	(9,707)
Total Financial			12,299
Total GS Equity Long Custom Basket			$25,518
GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Chefs’ Warehouse, Inc.	4,128	(0.48)%	$33,950
Utz Brands, Inc.	9,476	(0.72)%	26,226
Cooper Companies, Inc.	630	(1.14)%	26,007
Equifax, Inc.	852	(0.89)%	19,051
TreeHouse Foods, Inc.	5,053	(1.25)%	18,563
ICU Medical, Inc.	653	(0.44)%	12,760
Bright Horizons Family Solutions, Inc.	1,152	(0.53)%	12,137
Pilgrim’s Pride Corp.	7,095	(0.92)%	8,848
ABM Industries, Inc.	1,501	(0.34)%	8,029
Automatic Data Processing, Inc.	684	(0.93)%	7,065
Cintas Corp.	400	(1.09)%	6,338
Tyson Foods, Inc. — Class A	3,059	(0.88)%	3,398
CBIZ, Inc.	1,628	(0.48)%	2,573
Booz Allen Hamilton Holding Corp.	1,682	(1.04)%	(1,200)
TransUnion	2,105	(0.86)%	(1,901)
Neogen Corp.	4,217	(0.44)%	(4,556)
RB Global, Inc.	4,011	(1.42)%	(7,278)
ICF International, Inc.	1,237	(0.85)%	(20,418)
Total Consumer, Non-cyclical			149,592

Financial
Sun Communities, Inc.	2,151	(1.43)%	89,401
American Tower Corp. — Class A	1,447	(1.35)%	70,164
Outfront Media, Inc.	11,666	(0.67)%	68,874
Rexford Industrial Realty, Inc.	3,712	(1.04)%	43,682
Kennedy-Wilson Holdings, Inc.	15,938	(1.33)%	40,585
Healthcare Realty Trust, Inc.	6,537	(0.57)%	37,106
Raymond James Financial, Inc.	2,447	(1.40)%	29,859
Americold Realty Trust, Inc.	6,772	(1.17)%	25,131
UMH Properties, Inc.	16,631	(1.32)%	22,739
TFS Financial Corp.	17,710	(1.19)%	21,532
Equinix, Inc.	329	(1.36)%	19,160
Jones Lang LaSalle, Inc.	1,291	(1.04)%	18,656
Alexander & Baldwin, Inc.	8,681	(0.83)%	16,864
SLM Corp.	6,541	(0.51)%	13,745
Rayonier, Inc.	2,482	(0.40)%	13,303
New York Mortgage Trust, Inc.	15,717	(0.76)%	11,648
Pathward Financial, Inc.	2,393	(0.63)%	11,592
Northern Trust Corp.	1,735	(0.68)%	9,482
NU Holdings Limited/Cayman Islands — Class A	18,031	(0.74)%	9,302

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Stellar Bancorp, Inc.	4,181	(0.51)%	$8,240
Starwood Property Trust, Inc.	8,394	(0.92)%	7,820
Popular, Inc.	3,327	(1.19)%	7,426
Crown Castle, Inc.	797	(0.42)%	5,435
BOK Financial Corp.	1,878	(0.85)%	4,213
Annaly Capital Management, Inc.	5,299	(0.57)%	3,937
Hanover Insurance Group, Inc.	1,437	(0.91)%	2,736
PotlatchDeltic Corp.	3,656	(0.94)%	2,353
Equity LifeStyle Properties, Inc.	1,226	(0.44)%	2,098
Assured Guaranty Ltd.	1,768	(0.61)%	1,885
AGNC Investment Corp.	14,302	(0.77)%	957
Progressive Corp.	582	(0.46)%	(376)
Ventas, Inc.	5,288	(1.27)%	(935)
Apollo Global Management, Inc.	1,127	(0.57)%	(2,830)
Carlyle Group, Inc.	5,874	(1.01)%	(4,428)
Allstate Corp.	1,931	(1.22)%	(7,017)
PennyMac Financial Services, Inc.	2,851	(1.08)%	(10,298)
Brighthouse Financial, Inc.	4,930	(1.37)%	(13,743)
Welltower, Inc.	2,715	(1.26)%	(13,766)
Digital Realty Trust, Inc.	882	(0.61)%	(22,485)
KKR & Company, Inc. — Class A	4,195	(1.47)%	(22,512)
Iron Mountain, Inc.	4,055	(1.37)%	(23,690)
Total Financial			497,845

Utilities
AES Corp.	14,892	(1.29)%	80,809
Avista Corp.	6,822	(1.25)%	64,287
Portland General Electric Co.	5,997	(1.38)%	37,019
PG&E Corp.	15,753	(1.44)%	18,299
Edison International	3,811	(1.37)%	16,621
Exelon Corp.	3,672	(0.79)%	7,021
Spire, Inc.	3,067	(0.99)%	5,054
FirstEnergy Corp.	5,150	(1.00)%	3,987
Duke Energy Corp.	2,942	(1.48)%	(4,560)
Total Utilities			228,537

Basic Materials
Hecla Mining Co.	32,657	(0.71)%	50,810
Piedmont Lithium, Inc.	2,661	(0.60)%	40,853
Alcoa Corp.	5,885	(0.97)%	23,655
Royal Gold, Inc.	1,058	(0.64)%	17,286
Avient Corp.	2,596	(0.52)%	11,416
Novagold Resources, Inc.	37,575	(0.82)%	9,668
Ecolab, Inc.	787	(0.76)%	9,594
Kaiser Aluminum Corp.	2,314	(0.99)%	4,140
Century Aluminum Co.	10,919	(0.45)%	2,356
Mercer International, Inc.	12,729	(0.62)%	(741)
Carpenter Technology Corp.	2,899	(1.11)%	(70,285)
Total Basic Materials			98,752

Energy
Baker Hughes Co.	3,412	(0.68)%	2,319
Halliburton Co.	5,085	(1.17)%	(1,024)
Archrock, Inc.	9,084	(0.65)%	(1,076)
Expro Group Holdings N.V.	4,383	(0.58)%	(1,868)
NOV, Inc.	9,760	(1.16)%	(3,561)
Noble Corporation plc	1,729	(0.50)%	(7,602)
TechnipFMC plc	8,024	(0.93)%	(9,147)
Helix Energy Solutions Group, Inc.	8,282	(0.53)%	(13,125)
Valaris Ltd.	1,358	(0.58)%	(22,096)
Hess Corp.	1,630	(1.42)%	(29,712)
Total Energy			(86,892)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	9,089	(1.15)%	43,065
UniFirst Corp.	1,024	(0.95)%	36,452
Topgolf Callaway Brands Corp.	8,886	(0.70)%	26,576
Shake Shack, Inc. — Class A	1,645	(0.54)%	16,196
Floor & Decor Holdings, Inc. — Class A	1,559	(0.80)%	8,936
Life Time Group Holdings, Inc.	5,291	(0.46)%	8,653
VF Corp.	9,027	(0.91)%	3,229
OPENLANE, Inc.	8,330	(0.71)%	1,708
Newell Brands, Inc.	8,576	(0.44)%	(1,734)
Tesla, Inc.	209	(0.30)%	(5,953)
Total Consumer, Cyclical			137,128

Industrial
MasTec, Inc.	1,136	(0.46)%	24,779
3M Co.	1,615	(0.86)%	19,858
GATX Corp.	1,255	(0.78)%	6,312
Tetra Tech, Inc.	672	(0.58)%	3,905
Republic Services, Inc. — Class A	358	(0.29)%	2,517
Stericycle, Inc.	2,358	(0.60)%	246
Jacobs Solutions, Inc.	388	(0.30)%	(1,692)
Trinity Industries, Inc.	5,314	(0.74)%	(2,655)
Casella Waste Systems, Inc. — Class A	1,921	(0.83)%	(15,416)
MSA Safety, Inc.	1,019	(0.91)%	(19,139)
Total Industrial			18,715

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
ALPHA OPPORTUNITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Technology
Science Applications International Corp.	2,188	(1.31)%	$19,600
Evolent Health, Inc. — Class A	3,558	(0.55)%	17,993
KBR, Inc.	3,514	(1.18)%	8,324
Take-Two Interactive Software, Inc.	912	(0.73)%	(235)
Paycor HCM, Inc.	8,328	(1.08)%	(1,260)
Ceridian HCM Holding, Inc.	2,441	(0.94)%	(18,796)
Total Technology			25,626

Communications
DoorDash, Inc. — Class A	1,277	(0.58)%	(12,473)
Total GS Equity Short Custom Basket			$1,056,830

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at September 30, 2023.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,950,463	$—	$—	$31,950,463
Money Market Fund	1,101,952	—	—	1,101,952
Equity Custom Basket Swap Agreements**	—	2,180,789	—	2,180,789
Total Assets	$33,052,415	$2,180,789	$—	$35,233,204

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $33,288,793)	$33,052,415
Unrealized appreciation on OTC swap agreements	2,180,789
Prepaid expenses	31,571
Receivables:
Dividends	30,136
Interest	4,033
Total assets	35,298,944

Liabilities:
Overdraft due to custodian bank	3,814
Payable for:
Professional fees	37,363
Management fees	24,174
Swap settlement	8,172
Fund accounting and administration fees	4,695
Transfer agent fees	2,704
Distribution and service fees	1,112
Due to Investment Adviser	1,106
Trustees’ fees*	673
Fund shares redeemed	46
Miscellaneous	4,051
Total liabilities	87,910
Net assets	$35,211,034

Net assets consist of:
Paid in capital	$60,038,036
Total distributable earnings (loss)	(24,827,002)
Net assets	$35,211,034

A-Class:
Net assets	$2,841,652
Capital shares outstanding	146,727
Net asset value per share	$19.37
Maximum offering price per share (Net asset value divided by 95.25%)	$20.34

C-Class:
Net assets	$193,690
Capital shares outstanding	11,473
Net asset value per share	$16.88

P-Class:
Net assets	$1,880,180
Capital shares outstanding	96,297
Net asset value per share	$19.52

Institutional Class:
Net assets	$30,295,512
Capital shares outstanding	1,060,837
Net asset value per share	$28.56

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$653,416
Interest	51,773
Total investment income	705,189

Expenses:
Management fees	297,618
Distribution and service fees:
A-Class	6,927
C-Class	2,067
P-Class	4,407
Transfer agent fees:
A-Class	6,326
C-Class	636
P-Class	2,771
Institutional Class	19,246
Registration fees	68,229
Professional fees	46,983
Fund accounting and administration fees	22,722
Custodian fees	19,885
Trustees’ fees*	10,054
Line of credit fees	1,095
Miscellaneous	11,213
Recoupment of previously waived fees:
A-Class	418
C-Class	36
P-Class	366
Institutional Class	12,371
Total expenses	533,370
Less:
Expenses reimbursed by Adviser
A-Class	(4,349)
C-Class	(482)
P-Class	(1,607)
Institutional Class	(8,022)
Expenses waived by Adviser	(13,402)
Total waived/reimbursed expenses	(27,862)
Net expenses	505,508
Net investment income	199,681

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,201,020
Swap agreements	1,169,204
Net realized gain	2,370,224
Net change in unrealized appreciation (depreciation) on:
Investments	3,569,365
Swap agreements	(1,078,261)
Net change in unrealized appreciation (depreciation)	2,491,104
Net realized and unrealized gain	4,861,328
Net increase in net assets resulting from operations	$5,061,009

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$199,681	$205,930
Net realized gain (loss) on investments	2,370,224	(1,341,421)
Net change in unrealized appreciation (depreciation) on investments	2,491,104	(830,642)
Net increase (decrease) in net assets resulting from operations	5,061,009	(1,966,133)

Distributions to shareholders:
A-Class	(19,964)	(25,810)
C-Class	—	(554)
P-Class	(12,413)	(17,637)
Institutional Class	(173,553)	(238,313)
Total distributions to shareholders	(205,930)	(282,314)

Capital share transactions:
Proceeds from sale of shares
A-Class	143,300	166,738
C-Class	2,880	980
P-Class	51,362	150,241
Institutional Class	779,910	458,517
Distributions reinvested
A-Class	17,789	22,964
C-Class	—	525
P-Class	12,413	17,637
Institutional Class	173,553	234,219
Cost of shares redeemed
A-Class	(329,547)	(413,839)
C-Class	(34,599)	(70,209)
P-Class	(89,028)	(245,270)
Institutional Class	(459,238)	(2,939,045)
Net increase (decrease) from capital share transactions	268,795	(2,616,542)
Net increase (decrease) in net assets	5,123,874	(4,864,989)

Net assets:
Beginning of year	30,087,160	34,952,149
End of year	$35,211,034	$30,087,160

Capital share activity:
Shares sold
A-Class	7,772	8,794
C-Class	179	61
P-Class	2,642	8,039
Institutional Class	28,646	16,552
Shares issued from reinvestment of distributions
A-Class	1,004	1,171
C-Class	—	31
P-Class	695	892
Institutional Class	6,660	8,141
Shares redeemed
A-Class	(18,034)	(22,446)
C-Class	(2,086)	(4,318)
P-Class	(4,858)	(12,977)
Institutional Class	(16,727)	(108,537)
Net increase (decrease) in shares	5,893	(104,597)

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.73	$18.05	$16.89	$17.42	$19.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.07	.10	.11	.12
Net gain (loss) on investments (realized and unrealized)	2.70	(1.23)	1.27	(.48)	(1.64)
Total from investment operations	2.77	(1.16)	1.37	(.37)	(1.52)
Less distributions from:
Net investment income	(.13)	(.16)	(.21)	(.16)	(.21)
Total distributions	(.13)	(.16)	(.21)	(.16)	(.21)
Net asset value, end of period	$19.37	$16.73	$18.05	$16.89	$17.42

Total Return[b]	16.62%	(6.55%)	8.17%	(2.15%)	(7.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,842	$2,610	$3,042	$3,429	$7,326
Ratios to average net assets:
Net investment income (loss)	0.39%	0.39%	0.56%	0.65%	0.64%
Total expenses[c]	1.94%	1.91%	1.94%	1.73%	1.65%
Net expenses[d,e,f]	1.74%	1.76%	1.76%	1.69%	1.64%
Portfolio turnover rate	309%	283%	169%	209%	126%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.59	$15.76	$14.71	$15.16	$16.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.06)	(.03)	(.02)	(.03)
Net gain (loss) on investments (realized and unrealized)	2.35	(1.08)	1.11	(.43)	(1.42)
Total from investment operations	2.29	(1.14)	1.08	(.45)	(1.45)
Less distributions from:
Net investment income	—	(.03)	(.03)	—	—
Total distributions	—	(.03)	(.03)	—	—
Net asset value, end of period	$16.88	$14.59	$15.76	$14.71	$15.16

Total Return[b]	15.70%	(7.25%)	7.37%	(2.97%)	(8.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$194	$195	$277	$354	$702
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.37%)	(0.19%)	(0.15%)	(0.20%)
Total expenses[c]	2.77%	2.75%	2.75%	2.72%	2.55%
Net expenses[d,e,f]	2.50%	2.51%	2.51%	2.51%	2.48%
Portfolio turnover rate	309%	283%	169%	209%	126%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$16.87	$18.21	$17.06	$17.56	$19.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.07	.10	.12	.11
Net gain (loss) on investments (realized and unrealized)	2.71	(1.24)	1.28	(.49)	(1.64)
Total from investment operations	2.78	(1.17)	1.38	(.37)	(1.53)
Less distributions from:
Net investment income	(.13)	(.17)	(.23)	(.13)	(.14)
Total distributions	(.13)	(.17)	(.23)	(.13)	(.14)
Net asset value, end of period	$19.52	$16.87	$18.21	$17.06	$17.56

Total Return	16.60%	(6.54%)	8.17%	(2.11%)	(7.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,880	$1,650	$1,855	$1,161	$1,905
Ratios to average net assets:
Net investment income (loss)	0.39%	0.39%	0.54%	0.70%	0.59%
Total expenses[c]	1.87%	1.82%	1.96%	1.67%	1.67%
Net expenses[d,e,f]	1.74%	1.76%	1.76%	1.64%	1.66%
Portfolio turnover rate	309%	283%	169%	209%	126%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$24.59	$26.44	$24.65	$25.37	$27.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.17	.22	.25	.28
Net gain (loss) on investments (realized and unrealized)	3.97	(1.81)	1.85	(.72)	(2.37)
Total from investment operations	4.14	(1.64)	2.07	(.47)	(2.09)
Less distributions from:
Net investment income	(.17)	(.21)	(.28)	(.25)	(.31)
Total distributions	(.17)	(.21)	(.28)	(.25)	(.31)
Net asset value, end of period	$28.56	$24.59	$26.44	$24.65	$25.37

Total Return	16.89%	(6.31%)	8.46%	(1.87%)	(7.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,296	$25,632	$29,778	$32,260	$79,318
Ratios to average net assets:
Net investment income (loss)	0.64%	0.64%	0.82%	1.00%	1.05%
Total expenses[c]	1.56%	1.54%	1.58%	1.36%	1.22%
Net expenses[d,e,f]	1.49%	1.51%	1.50%	1.36%	1.21%
Portfolio turnover rate	309%	283%	169%	209%	126%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.02%	0.02%	0.01%	0.02%	0.09%
C-Class	0.02%	0.03%	0.01%	0.01%	0.04%
P-Class	0.02%	0.03%	0.01%	0.01%	0.03%
Institutional Class	0.04%	0.06%	0.02%	0.00%*	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.74%	1.76%	1.76%	1.69%	1.64%
C-Class	2.49%	2.51%	2.51%	2.51%	2.48%
P-Class	1.74%	1.76%	1.76%	1.64%	1.66%
Institutional Class	1.48%	1.50%	1.50%	1.36%	1.21%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Large Cap Value Fund (“Fund”).The Fund is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Chris Phalen, Managing Director and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 14.19%1, slightly underperforming the Russell 1000 Value Index, the Fund’s benchmark (“Benchmark”), which returned 14.44% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period with steady strength, as a buoyant economy helped build expectations that a highly anticipated recession would be pushed further out and that perhaps the U.S. Federal Reserve (“Fed’) could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area and growth stocks once again caught the market’s interest. As the Reporting Period progressed, the continued strong jobs market accompanied by increasing fiscal deficits and treasury issuance caused a significant rise in interest rates. These events have begun to dampen stock performance, as equity returns for the broad market were lower in the third quarter. A flight to safety from growing geopolitical risks has yet to dampen the trend toward rising interest rates in the government debt market.

The Fund’s performance for the Reporting Period was mostly in-line with the Benchmark. During the period, the Fund produced a positive contribution from its security selection and experienced negative contribution from sector allocation.

The Fund’s holding of Comcast Corp., a global media and communications company, was one of the best performers, up over 50% during the period. The company experienced better subscriber additions in its broadband and wireless businesses and controlled costs to expand margins.

Another significant contributor, up over 50% for the year, was semiconductor capital equipment company KLA Corp. The company is expected to benefit from the increase in spending on producing AI chips as well as the construction of semiconductor manufacturing facilities in the U.S. resulting from the government’s CHIPS Act.

Two companies in the steel sector, Reliance Steel & Aluminum Co. and Nucor Corp., performed well for the Fund, as the steel sector remained resilient amid healthy macroeconomic activity. Although revenues and earnings fell, the drop wasn’t as much as investors feared, and these companies continued to produce free cash flow and returned it to shareholders.

Encompass Health Corp., which operates inpatient rehab facilities, gained almost 50%. Favorable Medicare rate reimbursement in the Spring, coupled with solid earnings results that were driven by favorable volumes as well as expense benefits, led to several good earnings reports over the Reporting Period. A looser labor market coming off COVID allowed the company to save from lower usage of contract labor.

While the market was being impacted by stress in the banking sector, the Fund’s significant weight in JP Morgan Chase & Co. aided performance. JP Morgan, with its management team, asset size, and diversified business, provided a relatively sound investment during this tumultuous period.

Finally, the Fund’s 5% underweight to the pharmaceutical sector provided positive contribution to performance as this sector recorded a -0.9% return during the year. Government pricing controls embedded in the Inflation Reduction Act and the interest-rate-sensitive nature of these dividend-paying stocks caused the sector to underperform.

The Fund’s largest detractor from performance was not owning Meta Platforms, Inc. This company, which historically has only been in the Russell Growth Index, was added to the Russell Value Index at the beginning of the Reporting Period after the company’s stock price fell 75%. The Fund did not invest in Meta and the stock performed extremely well and subsequently was removed from the Russell Value Index at mid-year 2023.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

The largest sector allocation detractor was an overweight in the Utilities sector. Utilities, an interest rate sensitive sector, underperformed because interest rates continually moved higher during the Reporting Period and investors moved out of this defensive sector as views on the state of the economy improved. Another detractor from performance was the Fund’s positioning within the Energy sector. The Fund was overweight the sector but was more concentrated in exploration & production companies. Although these companies performed well and outperformed the Fund’s Benchmark, they did not perform as well as the oil service companies and oil refining companies within the Energy sector.

Finally, there were two stocks that hurt the Fund’s performance the most during the Reporting Period, Tyson Foods, Inc. and Charles Schwab Corp. Tyson Foods produces and distributes beef, chicken, and pork products, and they struggled as their operating margins fell significantly as commodity input costs spiked higher. Schwab, a wealth management and brokerage company, experienced declining profitability as their customers moved their cash deposits to higher yielding alternatives.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical environment seems to have become less favorable and the Fed, while still hawkish, is much later in the game of fighting inflation. However, it remains very unclear how long “higher for longer” will really be. Reversing several decades of shifting production from low-cost Asian countries to higher-cost locations closer to end markets could provide many years of stubbornly high inflation that may serve to restrain equity appreciation. The murkiness of the economic outlook has not improved, yet equity prices are higher. The extreme overvaluation in a handful of large cap growth stocks suggests that value stocks could really excel once investors become more comfortable with the economy and market.

At the end of the Reporting Period, the Fund’s largest sector overweight was in Energy. Favorable Saudi and Russian production discipline is controlling supply, and demand is slowly returning in China while demand in India and U.S. has been resilient. Additionally, the Fund continued to hold an overweight in the Utilities sector and a similar-size underweight in the REITs sector. Both sectors are interest-rate sensitive, but we favor Utilities because of their valuations, profitability, and regulatory nature of their businesses. We were also overweight in Materials. This sector should benefit from U.S. onshoring and infrastructure spending, and trades at attractive valuations. Plus, it has ample free cash flow to re-invest in businesses and return capital to shareholders.

The Fund was underweight in Health Care and Consumer Discretionary. Within Health Care, the Fund was primarily underweight in pharmaceuticals, a subsector with dividend-paying companies that is more interest-rate sensitive. Earnings and cash flow in companies in the subsector may disappoint post-pandemic, plus they are continually pressured to make acquisitions to fill their drug pipeline. Finally, given the significant increase in interest costs for the consumer, and inflationary pressures, we are leery of consumers continuing their consumption habits, and believe Consumer Discretionary companies may find it difficult to maintain their margins.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings	% of Total Net Assets
iShares Russell 1000 Value ETF	3.4%
Chevron Corp.	3.0%
ConocoPhillips	2.7%
Berkshire Hathaway, Inc. — Class B	2.5%
JPMorgan Chase & Co.	2.4%
Verizon Communications, Inc.	2.3%
Curtiss-Wright Corp.	2.1%
Bank of America Corp.	2.1%
Walmart, Inc.	2.0%
Johnson & Johnson	1.8%
Top Ten Total	24.3%

“Ten Largest Holdings” excludes any temporary cash investments.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	14.19%	6.46%	8.24%
A-Class Shares with sales charge†	8.77%	5.43%	7.71%
C-Class Shares	13.33%	5.67%	7.42%
C-Class Shares with CDSC‡	12.33%	5.67%	7.42%
Institutional Class Shares	14.48%	6.73%	8.50%
Russell 1000 Value Index	14.44%	6.23%	8.45%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	14.19%	6.46%	7.59%
Russell 1000 Value Index	14.44%	6.23%	7.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS	September 30, 2023
LARGE CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 93.6%

Financial - 18.3%
Berkshire Hathaway, Inc. — Class B*	2,471	$865,591
JPMorgan Chase & Co.	5,828	845,177
Bank of America Corp.	26,532	726,446
Mastercard, Inc. — Class A	1,295	512,704
Jefferies Financial Group, Inc.	12,178	446,080
Charles Schwab Corp.	6,546	359,375
Unum Group	7,213	354,807
Ventas, Inc. REIT	8,144	343,107
Goldman Sachs Group, Inc.	1,059	342,661
First Horizon Corp.	30,507	336,187
American Tower Corp. — Class A REIT	1,929	317,224
Wells Fargo & Co.	7,241	295,867
Synovus Financial Corp.	9,411	261,626
STAG Industrial, Inc. REIT	6,837	235,945
Markel Group, Inc.*	144	212,039
Total Financial		6,454,836

Consumer, Non-cyclical - 17.8%
Johnson & Johnson	4,170	649,477
Humana, Inc.	1,306	635,395
Tyson Foods, Inc. — Class A	11,064	558,621
Ingredion, Inc.	5,537	544,841
Medtronic plc	6,416	502,758
Archer-Daniels-Midland Co.	6,265	472,506
PayPal Holdings, Inc.*	7,205	421,204
Encompass Health Corp.	5,404	362,933
Merck & Company, Inc.	3,339	343,750
Bunge Ltd.	3,038	328,864
HCA Healthcare, Inc.	1,156	284,353
Quest Diagnostics, Inc.	2,163	263,583
Kenvue, Inc.	10,128	203,370
Euronet Worldwide, Inc.*	2,372	188,290
Moderna, Inc.*	1,739	179,621
Henry Schein, Inc.*	2,357	175,007
Pfizer, Inc.	4,745	157,392
Total Consumer, Non-cyclical		6,271,965

Energy - 13.2%
Chevron Corp.	6,300	1,062,306
ConocoPhillips	7,974	955,285
Diamondback Energy, Inc.	4,180	647,399
Coterra Energy, Inc. — Class A	15,804	427,498
Pioneer Natural Resources Co.	1,695	389,087
Equities Corp.	9,397	381,331
Marathon Oil Corp.	12,079	323,113
Kinder Morgan, Inc.	16,847	279,323
Range Resources Corp.	5,505	178,417
Total Energy		4,643,759

Industrial - 9.0%
Curtiss-Wright Corp.	3,722	728,135
Knight-Swift Transportation Holdings, Inc.	9,555	479,183
Johnson Controls International plc	8,932	475,272
Advanced Energy Industries, Inc.	4,251	438,363
Eagle Materials, Inc.	2,503	416,799
L3Harris Technologies, Inc.	2,153	374,880
Teledyne Technologies, Inc.*	642	262,309
Total Industrial		3,174,941

Communications - 8.2%
Verizon Communications, Inc.	24,434	791,906
Alphabet, Inc. — Class A*	4,480	586,253
Comcast Corp. — Class A	12,165	539,396
Walt Disney Co.*	4,030	326,632
Fox Corp. — Class B	8,951	258,505
T-Mobile US, Inc.	1,466	205,313
Cisco Systems, Inc.	3,338	179,451
Total Communications		2,887,456

Consumer, Cyclical - 8.0%
Walmart, Inc.	4,332	692,817
Ferguson plc	3,521	579,099
Delta Air Lines, Inc.	11,162	412,994
Lear Corp.	2,877	386,093
Whirlpool Corp.	2,259	302,028
Southwest Airlines Co.	9,056	245,146
MSC Industrial Direct Company, Inc. — Class A	1,913	187,761
Total Consumer, Cyclical		2,805,938

Utilities - 7.0%
OGE Energy Corp.	18,873	629,037
Edison International	7,613	481,827
Pinnacle West Capital Corp.	6,179	455,269
Exelon Corp.	11,169	422,077
Duke Energy Corp.	3,475	306,703
NiSource, Inc.	6,835	168,688
Total Utilities		2,463,601

Basic Materials - 6.1%
Huntsman Corp.	19,666	479,851
Nucor Corp.	2,541	397,285
Westlake Corp.	2,839	353,938
Freeport-McMoRan, Inc.	9,272	345,753
DuPont de Nemours, Inc.	4,043	301,567
Reliance Steel & Aluminum Co.	1,014	265,901
Total Basic Materials		2,144,295

Technology - 6.0%
Microsoft Corp.	1,371	432,893
Teradyne, Inc.	4,240	425,950
Leidos Holdings, Inc.	4,014	369,930
Fiserv, Inc.*	2,949	333,119
KLA Corp.	684	313,724
Amdocs Ltd.	2,549	215,365
Total Technology		2,090,981

Total Common Stocks
(Cost $29,385,201)		32,937,772

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
LARGE CAP VALUE FUND

	Shares	Value
EXCHANGE-TRADED FUNDS† - 3.4%
iShares Russell 1000 Value ETF	7,953	$1,207,424
Total Exchange-Traded Funds
(Cost $1,121,233)		1,207,424

MONEY MARKET FUND† - 3.8%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[1]	1,349,700	1,349,700
Total Money Market Fund
(Cost $1,349,700)		1,349,700

Total Investments - 100.8%
(Cost $31,856,134)		$35,494,896
Other Assets & Liabilities, net - (0.8)%		(295,618)
Total Net Assets - 100.0%		$35,199,278

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,937,772	$—	$—	$32,937,772
Exchange-Traded Funds	1,207,424	—	—	1,207,424
Money Market Fund	1,349,700	—	—	1,349,700
Total Assets	$35,494,896	$—	$—	$35,494,896

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $31,856,134)	$35,494,896
Prepaid expenses	31,473
Receivables:
Dividends	51,121
Interest	5,193
Fund shares sold	2
Total assets	35,582,685

Liabilities:
Overdraft due to custodian bank	4,418
Payable for:
Securities purchased	180,326
Fund shares redeemed	152,109
Professional fees	26,338
Distribution and service fees	7,931
Fund accounting/administration fees	4,595
Transfer agent/maintenance fees	3,034
Management fees	1,776
Trustees’ fees*	775
Miscellaneous	2,105
Total liabilities	383,407
Net assets	$35,199,278

Net assets consist of:
Paid in capital	$27,633,383
Total distributable earnings (loss)	7,565,895
Net assets	$35,199,278

A-Class:
Net assets	$31,862,255
Capital shares outstanding	697,852
Net asset value per share	$45.66
Maximum offering price per share (Net asset value divided by 95.25%)	$47.94

C-Class:
Net assets	$1,225,146
Capital shares outstanding	30,115
Net asset value per share	$40.68

P-Class:
Net assets	$83,641
Capital shares outstanding	1,837
Net asset value per share	$45.53

Institutional Class:
Net assets	$2,028,236
Capital shares outstanding	45,170
Net asset value per share	$44.90

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$916,158
Interest	37,123
Total investment income	953,281

Expenses:
Management fees	253,631
Distribution and service fees:
A-Class	84,150
C-Class	15,606
P-Class	238
Transfer agent/maintenance fees:
A-Class	48,847
C-Class	3,361
P-Class	362
Institutional Class	6,206
Registration fees	70,994
Professional fees	39,787
Fund accounting/administration fees	25,039
Trustees’ fees*	8,800
Custodian fees	2,831
Line of credit fees	1,371
Miscellaneous	14,639
Total expenses	575,862
Less:
Expenses reimbursed by Adviser:
A-Class	(48,313)
C-Class	(3,330)
P-Class	(361)
Institutional Class	(6,096)
Expenses waived by Adviser	(77,871)
Earning credits applied	(9)
Total waived/reimbursed expenses	(135,980)
Net expenses	439,882
Net investment income	513,399

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,048,731
Net realized gain	4,048,731
Net change in unrealized appreciation (depreciation) on:
Investments	863,434
Net change in unrealized appreciation (depreciation)	863,434
Net realized and unrealized gain	4,912,165
Net increase in net assets resulting from operations	$5,425,564

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$513,399	$450,747
Net realized gain on investments	4,048,731	3,580,356
Net change in unrealized appreciation (depreciation) on investments	863,434	(6,500,785)
Net increase (decrease) in net assets resulting from operations	5,425,564	(2,469,682)

Distributions to shareholders:
A-Class	(2,952,899)	(2,507,851)
C-Class	(151,235)	(71,394)
P-Class	(8,525)	(14,229)
Institutional Class	(518,877)	(104,499)
Total distributions to shareholders	(3,631,536)	(2,697,973)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,050,924	1,652,023
C-Class	236,441	1,012,743
P-Class	5,872	97,002
Institutional Class	1,317,443	5,240,686
Distributions reinvested
A-Class	2,884,298	2,467,309
C-Class	137,939	71,394
P-Class	8,525	13,975
Institutional Class	518,877	104,499
Cost of shares redeemed
A-Class	(4,238,196)	(5,675,420)
C-Class	(876,269)	(398,244)
P-Class	(33,478)	(195,391)
Institutional Class	(5,335,058)	(922,034)
Net increase (decrease) from capital share transactions	(4,322,682)	3,468,542
Net decrease in net assets	(2,528,654)	(1,699,113)

Net assets:
Beginning of year	37,727,932	39,427,045
End of year	$35,199,278	$37,727,932

Capital share activity:
Shares sold
A-Class	22,456	33,081
C-Class	5,650	22,757
P-Class	129	1,910
Institutional Class	29,033	111,528
Shares issued from reinvestment of distributions
A-Class	63,832	50,292
C-Class	3,405	1,605
P-Class	189	286
Institutional Class	11,697	2,166
Shares redeemed
A-Class	(90,872)	(113,292)
C-Class	(20,843)	(8,672)
P-Class	(706)	(3,856)
Institutional Class	(117,251)	(19,629)
Net increase (decrease) in shares	(93,281)	78,176

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.75	$50.08	$38.17	$43.56	$48.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.56	.41	.97	.62
Net gain (loss) on investments (realized and unrealized)	5.55	(3.40)	14.51	(2.97)	(2.66)
Total from investment operations	6.16	(2.84)	14.92	(2.00)	(2.04)
Less distributions from:
Net investment income	(.52)	(.43)	(1.30)	(.70)	(.36)
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.25)	(3.49)	(3.01)	(3.39)	(2.48)
Net asset value, end of period	$45.66	$43.75	$50.08	$38.17	$43.56

Total Return[b]	14.19%	(6.43%)	40.59%	(5.58%)	(3.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,862	$30,733	$36,678	$28,548	$53,248
Ratios to average net assets:
Net investment income (loss)	1.32%	1.11%	0.88%	2.40%	1.42%
Total expenses[c]	1.47%	1.41%	1.47%	1.46%	1.31%
Net expenses[d,e,f]	1.12%	1.13%	1.15%	1.15%	1.15%
Portfolio turnover rate	19%	33%	19%	25%	37%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$39.44	$45.43	$34.79	$39.77	$44.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.18	.05	.62	.26
Net gain (loss) on investments (realized and unrealized)	5.00	(3.07)	13.23	(2.74)	(2.40)
Total from investment operations	5.24	(2.89)	13.28	(2.12)	(2.14)
Less distributions from:
Net investment income	(.27)	(.04)	(.93)	(.17)	—
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.00)	(3.10)	(2.64)	(2.86)	(2.12)
Net asset value, end of period	$40.68	$39.44	$45.43	$34.79	$39.77

Total Return[b]	13.33%	(7.13%)	39.55%	(6.30%)	(4.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,225	$1,653	$1,191	$911	$1,533
Ratios to average net assets:
Net investment income (loss)	0.57%	0.39%	0.12%	1.69%	0.66%
Total expenses[c]	2.28%	2.29%	2.36%	2.43%	2.18%
Net expenses[d,e,f]	1.87%	1.88%	1.89%	1.90%	1.90%
Portfolio turnover rate	19%	33%	19%	25%	37%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.59	$49.91	$38.06	$43.46	$48.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.62	.53	.41	.83	.61
Net gain (loss) on investments (realized and unrealized)	5.52	(3.34)	14.46	(2.82)	(2.64)
Total from investment operations	6.14	(2.81)	14.87	(1.99)	(2.03)
Less distributions from:
Net investment income	(.47)	(.45)	(1.31)	(.72)	(.39)
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.20)	(3.51)	(3.02)	(3.41)	(2.51)
Net asset value, end of period	$45.53	$43.59	$49.91	$38.06	$43.46

Total Return	14.19%	(6.44%)	40.60%	(5.58%)	(3.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84	$97	$194	$170	$155
Ratios to average net assets:
Net investment income (loss)	1.33%	1.05%	0.87%	2.12%	1.41%
Total expenses[c]	1.70%	1.67%	1.71%	1.72%	1.60%
Net expenses[d,e,f]	1.12%	1.14%	1.15%	1.15%	1.15%
Portfolio turnover rate	19%	33%	19%	25%	37%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$43.11	$49.39	$37.71	$43.08	$47.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.71	.52	.98	.71
Net gain (loss) on investments (realized and unrealized)	5.43	(3.38)	14.31	(2.84)	(2.63)
Total from investment operations	6.17	(2.67)	14.83	(1.86)	(1.92)
Less distributions from:
Net investment income	(.65)	(.55)	(1.44)	(.82)	(.48)
Net realized gains	(3.73)	(3.06)	(1.71)	(2.69)	(2.12)
Total distributions	(4.38)	(3.61)	(3.15)	(3.51)	(2.60)
Net asset value, end of period	$44.90	$43.11	$49.39	$37.71	$43.08

Total Return	14.48%	(6.20%)	40.93%	(5.35%)	(3.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,028	$5,246	$1,364	$477	$798
Ratios to average net assets:
Net investment income (loss)	1.61%	1.46%	1.10%	2.50%	1.65%
Total expenses[c]	1.21%	1.15%	1.24%	1.35%	1.14%
Net expenses[d,e,f]	0.87%	0.88%	0.89%	0.90%	0.90%
Portfolio turnover rate	19%	33%	19%	25%	37%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	—	0.00%*	0.00%*	0.00%*
C-Class	—	—	0.00%*	—	0.00%*
P-Class	—	—	—	—	—
Institutional Class	—	—	—	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.12%	1.13%	1.14%	1.15%	1.15%
C-Class	1.87%	1.88%	1.89%	1.90%	1.90%
P-Class	1.12%	1.13%	1.14%	1.15%	1.15%
Institutional Class	0.87%	0.88%	0.89%	0.90%	0.90%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Market Neutral Real Estate Fund (“Fund”). The Fund is managed by a team of seasoned professionals led by Michael Chong, CFA, Managing Director and Portfolio Manager, and Samir Sanghani, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 0.96%1, underperforming the ICE BofA 3-Month U.S. Treasury Bill Index, the Fund’s benchmark (“Benchmark”), which returned 4.50% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period continued to be impacted by challenging macroeconomics, highlighted by inflation not seen in generations and the U.S. Federal Reserve’s (“Fed”) efforts to reign in the economy through a series of ongoing interest rate hikes. Given the rapid ascent in interest rates, market participants worried that the Fed’s actions would tip the economy into a recession. Government shutdown concerns as well as the ongoing war in Ukraine added to the outstanding risks.

The Fund continues to be driven by a fundamental approach to stock-picking, integrating macro and sector outlooks as appropriate. The Fund pursues a generally beta-neutral approach to portfolio construction such that alpha is primarily driven by company and sector views.

During the Reporting Period, the biggest positive contributor to Fund performance was the Office sector, which benefitted from a sector underweight positioning amid dislocation in that property type. Data Centers also contributed, helped by our positioning in Digital Realty Trust, Inc (not held at 9/30/23). Within the Lodging sector, our long position in Ryman Hospitality Properties, Inc. drove gains.

The biggest negative contributor to Fund performance was the Industrial sector, principally hurt by Rexford Industrial Realty, Inc. amid concerns of slowdown in its market. Healthcare was also a negative contributor, led by our positioning on Welltower, Inc (not held at 9/30/23). Lastly, the Tower sector was weak during the period as the rate environment and concerns around carrier spending took the sector lower.

How did the Fund use derivatives during the Reporting Period?

The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments are used to obtain the Fund’s short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.

During the Reporting Period, swaps were utilized to hedge the long sleeve of the portfolio. The usage of these swaps contributed positively to Fund performance. However, given the hedged nature of the portfolio, the swap contribution is more muted to overall total return.

How was the Fund positioned at the end of the Reporting Period?

Management expects the Fund will continue to add potential high-alpha pairs (a trade involving both a long and short holding with the objective of realizing a strong positive return) to seek to generate returns consistent with the Fund’s strategy. Given the current macroeconomic environment, the Fund is more conservative in its asset allocation than is typical. However, the Fund is capable of adding exposure as conditions warrant.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings	% of Total Net Assets
Rexford Industrial Realty, Inc.	4.1%
Ryman Hospitality Properties, Inc.	4.1%
CareTrust REIT, Inc.	4.1%
Gaming and Leisure Properties, Inc.	3.3%
AvalonBay Communities, Inc.	3.0%
Brixmor Property Group, Inc.	2.8%
InvenTrust Properties Corp.	2.7%
Equity Residential	2.7%
Agree Realty Corp.	2.5%
Ventas, Inc.	2.5%
Top Ten Total	31.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (02/26/16)
A-Class Shares	0.96%	2.68%	2.56%
A-Class Shares with sales charge†	(3.84%)	1.69%	1.90%
C-Class Shares	0.19%	1.88%	1.77%
C-Class Shares with CDSC‡	(0.81%)	1.88%	1.77%
P-Class Shares	0.96%	2.60%	2.50%
Institutional Class Shares	1.21%	2.90%	2.78%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.72%	1.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2023
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 50.2%

REITs - 50.2%
REITs-Health Care - 8.3%
CareTrust REIT, Inc.	97,230	$1,993,215
Ventas, Inc.	28,525	1,201,758
Healthpeak Properties, Inc.	45,313	831,947
Total REITs-Health Care		4,026,920

REITs-Apartments - 8.0%
AvalonBay Communities, Inc.	8,546	1,467,690
Equity Residential	22,606	1,327,198
Invitation Homes, Inc.	36,188	1,146,798
Total REITs-Apartments		3,941,686

REITs-Shopping Centers - 6.3%
Brixmor Property Group, Inc.	66,795	1,388,000
Kite Realty Group Trust	54,444	1,166,190
NETSTREIT Corp.	33,994	529,627
Total REITs-Shopping Centers		3,083,817

REITs-Diversified - 6.0%
Gaming and Leisure Properties, Inc.	35,796	1,630,508
InvenTrust Properties Corp.	55,880	1,330,503
Total REITs-Diversified		2,961,011

REITs-Hotels - 5.1%
Ryman Hospitality Properties, Inc.	23,972	1,996,388
Apple Hospitality REIT, Inc.	31,878	489,008
Total REITs-Hotels		2,485,396

REITs-Single Tenant - 4.8%
Agree Realty Corp.	21,868	1,207,988
Four Corners Property Trust, Inc.	50,746	1,126,054
Total REITs-Single Tenant		2,334,042

REITs-Warehouse/Industries - 4.1%
Rexford Industrial Realty, Inc.	40,999	2,023,301

REITs-Office Property - 3.8%
Alexandria Real Estate Equities, Inc.	10,462	1,047,246
Boston Properties, Inc.	8,342	496,182
Piedmont Office Realty Trust, Inc. — Class A	63,224	355,319
Total REITs-Office Property		1,898,747

REITs-Regional Malls - 1.9%
Simon Property Group, Inc.	8,770	947,423

REITs-Storage - 1.9%
Extra Space Storage, Inc.	7,701	936,288
Total REITs		24,638,631

Total Common Stocks
(Cost $26,912,325)		24,638,631

MONEY MARKET FUND† - 47.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.22%[1]	23,297,029	23,297,029
Total Money Market Fund
(Cost $23,297,029)		23,297,029

Total Investments - 97.8%
(Cost $50,209,354)		$47,935,660
Other Assets & Liabilities, net - 2.2%		1,054,744
Total Net Assets - 100.0%		$48,990,404

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	11/22/24	$12,624,776	$1,950,709
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	12,624,783	1,949,478
						$25,249,559	$3,900,187

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	64,557	(6.51)%	$568,448
Realty Income Corp.	19,642	(7.77)%	320,843
Broadstone Net Lease, Inc.	20,926	(2.37)%	270,572
Essex Property Trust, Inc.	3,769	(6.33)%	185,413
Camden Property Trust	3,468	(2.60)%	149,549
Apartment Income REIT Corp.	10,926	(2.66)%	139,118
JBG SMITH Properties	46,690	(5.35)%	138,173
Global Net Lease, Inc.	57,302	(4.36)%	100,245
Mid-America Apartment Communities, Inc.	4,467	(4.55)%	84,422
Federal Realty Investment Trust	8,242	(5.92)%	82,960
Service Properties Trust	58,137	(3.54)%	68,254
Sunstone Hotel Investors, Inc.	67,248	(4.98)%	25,522
Pebblebrook Hotel Trust	32,044	(3.45)%	22,332
LTC Properties, Inc.	7,094	(1.81)%	14,361
National Health Investors, Inc.	4,503	(1.83)%	10,014
Macerich Co.	43,175	(3.73)%	(19)
Phillips Edison & Company, Inc.	38,421	(10.21)%	(65,495)
STAG Industrial, Inc.	34,600	(9.46)%	(77,902)
Omega Healthcare Investors, Inc.	15,592	(4.10)%	(82,780)
Welltower, Inc.	9,141	(5.93)%	(168,197)
Total Financial			1,785,831

Exchange Traded Funds
Vanguard Real Estate ETF	4,236	(2.54)%	164,878
Total MS Equity Short Custom Basket			$1,950,709

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	64,557	(6.51)%	$570,160
Realty Income Corp.	19,642	(7.77)%	319,965
Broadstone Net Lease, Inc.	20,926	(2.37)%	263,421
Essex Property Trust, Inc.	3,769	(6.33)%	182,179
Camden Property Trust	3,468	(2.60)%	149,492
Apartment Income REIT Corp.	10,926	(2.66)%	138,752
JBG SMITH Properties	46,690	(5.35)%	136,148
Global Net Lease, Inc.	57,302	(4.36)%	100,596
Mid-America Apartment Communities, Inc.	4,467	(4.55)%	84,642
Federal Realty Investment Trust	8,242	(5.92)%	81,596
Service Properties Trust	58,137	(3.54)%	70,861
Sunstone Hotel Investors, Inc.	67,248	(4.98)%	27,240
Pebblebrook Hotel Trust	32,044	(3.45)%	23,740
Macerich Co.	43,175	(3.73)%	16,468
LTC Properties, Inc.	7,094	(1.81)%	13,413
National Health Investors, Inc.	4,503	(1.83)%	9,002
Phillips Edison & Company, Inc.	38,421	(10.21)%	(72,170)
STAG Industrial, Inc.	34,600	(9.46)%	(78,554)
Omega Healthcare Investors, Inc.	15,592	(4.10)%	(83,323)
Welltower, Inc.	9,141	(5.93)%	(169,078)
Total Financial			1,784,549

Exchange Traded Funds
Vanguard Real Estate ETF	4,236	(2.54)%	164,929
Total GS Equity Short Custom Basket			$1,949,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
MARKET NEUTRAL REAL ESTATE FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,638,631	$—	$—	$24,638,631
Money Market Fund	23,297,029	—	—	23,297,029
Equity Custom Basket Swap Agreements**	—	3,900,187	—	3,900,187
Total Assets	$47,935,660	$3,900,187	$—	$51,835,847

**	This derivative is reported as unrealized appreciation/depreciation at period end.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $50,209,354)	$47,935,660
Unrealized appreciation on OTC swap agreements	3,900,187
Prepaid expenses	40,798
Receivables:
Dividends	166,998
Interest	89,859
Fund shares sold	12,075
Total assets	52,145,577

Liabilities:
Overdraft due to custodian bank	4,504
Segregated cash due to broker	2,640,000
Payable for:
Swap settlement	406,942
Management fees	36,055
Transfer agent/maintenance fees	11,376
Fund shares redeemed	8,272
Fund accounting/administration fees	4,714
Trustees’ fees*	703
Distribution and service fees	488
Miscellaneous	42,119
Total liabilities	3,155,173
Net assets	$48,990,404

Net assets consist of:
Paid in capital	$49,886,130
Total distributable earnings (loss)	(895,726)
Net assets	$48,990,404

A-Class:
Net assets	$439,308
Capital shares outstanding	16,118
Net asset value per share	$27.26
Maximum offering price per share (Net asset value divided by 95.25%)	$28.62

C-Class:
Net assets	$212,139
Capital shares outstanding	8,249
Net asset value per share	$25.72

P-Class:
Net assets	$1,082,186
Capital shares outstanding	41,119
Net asset value per share	$26.32

Institutional Class:
Net assets	$47,256,771
Capital shares outstanding	1,748,143
Net asset value per share	$27.03

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$874,466
Interest	921,486
Total investment income	1,795,952

Expenses:
Management fees	528,509
Distribution and service fees:
A-Class	1,109
C-Class	2,148
P-Class	3,588
Transfer agent fees:
A-Class	2,108
C-Class	392
P-Class	3,012
Institutional Class	66,995
Registration fees	62,204
Professional fees	51,045
Fund accounting/administration fees	28,713
Trustees’ fees*	14,122
Custodian fees	3,424
Interest expense	2,138
Line of credit fees	1,588
Miscellaneous	14,732
Recoupment of previously waived fees:
A-Class	9
C-Class	2
P-Class	18
Institutional Class	435
Total expenses	786,291
Less:
Expenses reimbursed by Adviser:
A-Class	(2,108)
C-Class	(392)
P-Class	(3,012)
Institutional Class	(66,995)
Expenses waived by Adviser	(44,302)
Earnings credits applied	(739)
Total waived/reimbursed expenses	(117,548)
Net expenses	668,743
Net investment income	1,127,209

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,519,572)
Swap agreements	1,791,735
Net realized gain	272,163
Net change in unrealized appreciation (depreciation) on:
Investments	(24,157)
Swap agreements	(812,638)
Net change in unrealized appreciation (depreciation)	(836,795)
Net realized and unrealized loss	(564,632)
Net increase in net assets resulting from operations	$562,577

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,127,209	$99,279
Net realized gain (loss) on investments	272,163	(2,097,736)
Net change in unrealized appreciation (depreciation) on investments	(836,795)	679,359
Net increase (decrease) in net assets resulting from operations	562,577	(1,319,098)

Distributions to shareholders:
Institutional Class	(111,384)	(161,651)
Total distributions to shareholders	(111,384)	(161,651)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,606	120,328
C-Class	360	50,203
P-Class	9,676	298,054
Institutional Class	14,559,299	11,581,110
Distributions reinvested
Institutional Class	111,379	161,357
Cost of shares redeemed
A-Class	(15,667)	(1,539,819)
C-Class	(19,120)	(53,438)
P-Class	(636,059)	(1,266,443)
Institutional Class	(11,897,103)	(19,898,533)
Net increase (decrease) from capital share transactions	2,122,371	(10,547,181)
Net increase (decrease) in net assets	2,573,564	(12,027,930)

Net assets:
Beginning of year	46,416,840	58,444,770
End of year	$48,990,404	$46,416,840

Capital share activity:
Shares sold
A-Class	359	4,326
C-Class	14	1,906
P-Class	368	11,128
Institutional Class	543,333	424,223
Shares issued from reinvestment of distributions
Institutional Class	4,185	5,876
Shares redeemed
A-Class	(579)	(55,191)
C-Class	(753)	(2,020)
P-Class	(24,402)	(47,625)
Institutional Class	(444,521)	(729,644)
Net increase (decrease) in shares	78,004	(387,021)

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$27.00	$27.78	$28.18	$26.95	$25.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	(.07)	(.08)	(.02)	.25
Net gain (loss) on investments (realized and unrealized)	(.31)	(.71)	(.24)	2.30	1.78
Total from investment operations	.26	(.78)	(.32)	2.28	2.03
Less distributions from:
Net investment income	—	—	(.02)	(.25)	(.01)
Net realized gains	—	—	(.06)	(.80)	(.23)
Total distributions	—	—	(.08)	(1.05)	(.24)
Net asset value, end of period	$27.26	$27.00	$27.78	$28.18	$26.95

Total Return[b]	0.96%	(2.81%)	(1.14%)	8.81%	8.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$439	$441	$1,867	$11,723	$2,766
Ratios to average net assets:
Net investment income (loss)	2.11%	(0.25%)	(0.29%)	(0.06%)	0.96%
Total expenses[c]	2.20%	2.42%	2.08%	2.38%	3.99%
Net expenses[d,e,f]	1.63%	1.64%	1.64%	1.65%	1.62%
Portfolio turnover rate	55%	49%	264%	355%	180%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$25.67	$26.61	$27.20	$26.07	$24.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	(.19)	(.22)	(.15)	.05
Net gain (loss) on investments (realized and unrealized)	(.29)	(.75)	(.29)	2.16	1.70
Total from investment operations	.05	(.94)	(.51)	2.01	1.75
Less distributions from:
Net investment income	—	—	(.02)	(.08)	(.12)
Net realized gains	—	—	(.06)	(.80)	(.23)
Total distributions	—	—	(.08)	(.88)	(.35)
Net asset value, end of period	$25.72	$25.67	$26.61	$27.20	$26.07

Total Return[b]	0.19%	(3.53%)	(1.88%)	7.99%	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$212	$231	$242	$333	$135
Ratios to average net assets:
Net investment income (loss)	1.33%	(0.72%)	(0.83%)	(0.56%)	0.18%
Total expenses[c]	2.66%	2.72%	2.71%	3.17%	4.66%
Net expenses[d,e,f]	2.38%	2.39%	2.39%	2.40%	2.40%
Portfolio turnover rate	55%	49%	264%	355%	180%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.07	$26.83	$27.23	$26.10	$25.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	(.03)	(.04)	—	.20
Net gain (loss) on investments (realized and unrealized)	(.27)	(.73)	(.28)	2.20	1.71
Total from investment operations	.25	(.76)	(.32)	2.20	1.91
Less distributions from:
Net investment income	—	—	(.02)	(.27)	(.72)
Net realized gains	—	—	(.06)	(.80)	(.23)
Total distributions	—	—	(.08)	(1.07)	(.95)
Net asset value, end of period	$26.32	$26.07	$26.83	$27.23	$26.10

Total Return	0.96%	(2.83%)	(1.17%)	8.79%	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,082	$1,699	$2,727	$8,360	$332
Ratios to average net assets:
Net investment income (loss)	1.99%	(0.11%)	(0.16%)	0.00%	0.77%
Total expenses[c]	1.94%	1.95%	1.91%	2.00%	4.05%
Net expenses[d,e,f]	1.63%	1.64%	1.64%	1.65%	1.65%
Portfolio turnover rate	55%	49%	264%	355%	180%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$26.77	$27.57	$27.92	$26.74	$25.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.63	.06	.07	.09	.31
Net gain (loss) on investments (realized and unrealized)	(.31)	(.78)	(.31)	2.23	1.73
Total from investment operations	.32	(.72)	(.24)	2.32	2.04
Less distributions from:
Net investment income	(.06)	(.08)	(.05)	(.34)	(.39)
Net realized gains	—	—	(.06)	(.80)	(.23)
Total distributions	(.06)	(.08)	(.11)	(1.14)	(.62)
Net asset value, end of period	$27.03	$26.77	$27.57	$27.92	$26.74

Total Return	1.21%	(2.57%)	(0.87%)	9.06%	8.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,257	$44,047	$53,609	$37,399	$5,479
Ratios to average net assets:
Net investment income (loss)	2.36%	0.21%	0.27%	0.32%	1.18%
Total expenses[c]	1.62%	1.64%	1.58%	1.85%	3.57%
Net expenses[d,e,f]	1.38%	1.39%	1.39%	1.40%	1.40%
Portfolio turnover rate	55%	49%	264%	355%	180%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00%*	—	—	0.00%*	0.00%*
C-Class	0.00%*	0.00%*	—	0.00%*	0.02%
P-Class	0.00%*	0.01%	—	0.00%*	0.01%
Institutional Class	0.00%*	0.01%	—	0.00%*	0.03%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.62%	1.63%	1.63%	1.65%	1.62%
C-Class	2.37%	2.38%	2.38%	2.40%	2.40%
P-Class	1.62%	1.63%	1.63%	1.64%	1.65%
Institutional Class	1.37%	1.38%	1.39%	1.40%	1.40%

[g]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Risk Managed Real Estate Fund (“Fund”).The Fund is managed by a team of seasoned professionals led by Michael Chong, CFA, Managing Director and Portfolio Manager, and Samir Sanghani, CFA, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 0.58%1, underperforming the FTSE NAREIT Equity REITs Index, the Fund’s benchmark (“Benchmark”), which returned 2.99% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period continued to be impacted by challenging macroeconomics, highlighted by inflation not seen in generations and the U.S. Federal Reserve’s (“Fed”) efforts to reign in the economy through a series of ongoing interest rate hikes. Given the rapid ascent in interest rates, market participants worried that the Fed’s actions would tip the economy into a recession. Government shutdown concerns as well as the ongoing war in Ukraine added to the outstanding risks.

The Fund continues to be driven by a fundamental approach to stock-picking, integrating macro and sector outlooks as appropriate. In addition, the Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations monthly between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, Guggenheim expects the Fund’s net exposure over time will be long biased.

During the Reporting Period, the biggest positive contributor to Fund performance was the Residential sector, which continued to see strong fundamentals. Strip retail also contributed positively, driven by positioning in lower multiple names. Office REITs were buoyed by our underweight sector position in a struggling sector.

The biggest negative contributor to Fund performance was the Industrial sector, principally hurt by being overweight an underperforming sector amid concerns of slowdown. The Tower sector was weak during the period as the rate environment and concerns around carrier spending took the sector lower. Lastly, Healthcare also hurt during the period, given our positioning on Welltower, Inc.

How did the Fund use derivatives during the Reporting Period?

The Fund may obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used either to hedge long positions or to seek positive returns where Guggenheim believes the security will depreciate.

The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets. To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of Guggenheim, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.

During the Reporting Period, swaps were utilized to both gain exposure and to hedge the long side of the portfolio within the long-short sleeve. The usage of these swaps contributed negatively to Fund performance. However, when considered in the context of total fund performance, the impact of swap contribution was minimal.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

How was the Fund positioned at the end of the Reporting Period?

Guggenheim expects the Fund will continue to both manage Benchmark exposure as well as add potential high-alpha pairs (a trade involving both a long and short holding with the objective of realizing a strong positive return) to seek to generate returns consistent with the Fund’s strategy. Currently, balancing the underperformance of the REIT market against future prospects for this market, the Fund is running at a beta allocation consistent with historical norms. However, the Fund is capable of adding beta exposure as conditions warrant.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings	% of Total Net Assets
Prologis, Inc.	10.9%
Equinix, Inc.	6.7%
Public Storage	4.4%
Invitation Homes, Inc.	4.0%
Digital Realty Trust, Inc.	4.0%
VICI Properties, Inc.	3.7%
Simon Property Group, Inc.	3.7%
AvalonBay Communities, Inc.	3.5%
Equity Residential	3.2%
Extra Space Storage, Inc.	3.1%
Top Ten Total	47.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (03/28/14)
A-Class Shares	0.58%	4.92%	7.21%
A-Class Shares with sales charge†	(4.20%)	3.91%	6.67%
C-Class Shares	(0.10%)	4.13%	6.40%
C-Class Shares with CDSC‡	(1.04%)	4.13%	6.40%
Institutional Class Shares	0.91%	5.23%	7.53%
FTSE NAREIT Equity REITs Total Return Index	2.99%	2.77%	5.39%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	0.55%	4.87%	5.35%
FTSE NAREIT Equity REITs Total Return Index	2.99%	2.77%	3.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT Equity REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS	September 30, 2023
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 97.4%

REITs - 97.4%
REITs-Diversified - 19.4%
Equinix, Inc.	32,686	$23,738,534
Digital Realty Trust, Inc.	115,304	13,954,090
VICI Properties, Inc.	454,409	13,223,302
Gaming and Leisure Properties, Inc.	182,371	8,306,999
InvenTrust Properties Corp.	188,680	4,492,471
WP Carey, Inc.	66,346	3,587,992
EPR Properties	23,237	965,265
Total REITs-Diversified		68,268,653

REITs-Warehouse/Industries - 15.3%
Prologis, Inc.[1]	343,994	38,599,567
Rexford Industrial Realty, Inc.	157,747	7,784,814
Americold Realty Trust, Inc.[1]	144,195	4,384,970
First Industrial Realty Trust, Inc.	41,908	1,994,402
Terreno Realty Corp.	24,591	1,396,769
Total REITs-Warehouse/Industries		54,160,522

REITs-Apartments - 15.4%
Invitation Homes, Inc.	447,509	14,181,560
AvalonBay Communities, Inc.	71,642	12,303,797
Equity Residential[1]	193,287	11,347,880
American Homes 4 Rent — Class A	160,334	5,401,652
Essex Property Trust, Inc.	17,322	3,673,823
UDR, Inc.	83,509	2,978,766
Mid-America Apartment Communities, Inc.	20,648	2,656,365
Camden Property Trust	14,347	1,356,939
Total REITs-Apartments		53,900,782

REITs-Health Care - 11.5%
Welltower, Inc.	128,195	10,501,734
Ventas, Inc.	229,305	9,660,620
Healthpeak Properties, Inc.	405,566	7,446,192
CareTrust REIT, Inc.	285,879	5,860,519
Sabra Health Care REIT, Inc.	296,339	4,130,966
Healthcare Realty Trust, Inc.	129,946	1,984,275
Medical Properties Trust, Inc.	201,566	1,098,535
Total REITs-Health Care		40,682,841

REITs-Storage - 9.4%
Public Storage	59,568	15,697,359
Extra Space Storage, Inc.	89,639	10,898,310
Iron Mountain, Inc.	96,367	5,729,018
National Storage Affiliates Trust	29,766	944,773
Total REITs-Storage		33,269,460

REITs-Shopping Centers - 6.7%
Brixmor Property Group, Inc.	290,610	6,038,876
Kimco Realty Corp.	295,960	5,205,936
Kite Realty Group Trust	230,488	4,937,053
Regency Centers Corp.	57,752	3,432,779
NETSTREIT Corp.	136,951	2,133,697
Federal Realty Investment Trust	10,353	938,292
Retail Opportunity Investments Corp.	42,800	529,864
Acadia Realty Trust	31,753	455,656
Total REITs-Shopping Centers		23,672,153

REITs-Office Property - 5.2%
Alexandria Real Estate Equities, Inc.	86,464	8,655,046
Boston Properties, Inc.	80,288	4,775,530
Piedmont Office Realty Trust, Inc. — Class A	234,554	1,318,193
Kilroy Realty Corp.	40,073	1,266,708
Cousins Properties, Inc.	56,018	1,141,087
Highwoods Properties, Inc.[1]	35,405	729,697
Empire State Realty Trust, Inc. — Class A1	48,439	389,450
Hudson Pacific Properties, Inc.	51,166	340,254
Total REITs-Office Property		18,615,965

REITs-Single Tenant - 5.2%
Realty Income Corp.	150,518	7,516,869
Agree Realty Corp.	89,539	4,946,134
Four Corners Property Trust, Inc.	184,099	4,085,157
NNN REIT, Inc.	45,814	1,619,067
Total REITs-Single Tenant		18,167,227

REITs-Regional Malls - 3.7%
Simon Property Group, Inc.	121,517	13,127,482

REITs-Hotels - 3.1%
Ryman Hospitality Properties, Inc.	67,232	5,599,081
Host Hotels & Resorts, Inc.	191,128	3,071,427
Apple Hospitality REIT, Inc.	101,637	1,559,112
Pebblebrook Hotel Trust	43,770	594,834
Total REITs-Hotels		10,824,454

REITs-Manufactured Homes - 2.5%
Sun Communities, Inc.	43,042	5,093,590
Equity LifeStyle Properties, Inc.	59,039	3,761,375
Total REITs-Manufactured Homes		8,854,965

Total REITS		343,544,504

Total Common Stocks
(Cost $386,547,739)		343,544,504

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[2]	700,952	700,952
Total Money Market Fund
(Cost $700,952)		700,952

Total Investments - 97.6%
(Cost $387,248,691)		$344,245,456

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
RISK MANAGED REAL ESTATE FUND

	Shares	Value
COMMON STOCKS SOLD SHORT† - (7.8)%
REITs - (7.8)%
REITs-Diversified - (0.6)%
Global Net Lease, Inc.	126,820	$(1,218,739)
Broadstone Net Lease, Inc.	46,314	(662,290)
Total REITs-Diversified		(1,881,029)
REITs-Regional Malls - (0.3)%
Macerich Co.	95,555	(1,042,505)

REITs-Single Tenant - (0.6)%
Realty Income Corp.	43,472	(2,170,992)

REITs-Warehouse/Industries - (0.8)%
STAG Industrial, Inc.	76,577	(2,642,672)

REITs-Office Property - (0.9)%
JBG SMITH Properties	103,335	(1,494,224)
Douglas Emmett, Inc.	142,878	(1,823,123)
Total REITs-Office Property		(3,317,347)

REITs-Hotels - (1.0)%
Pebblebrook Hotel Trust	70,920	(963,803)
Service Properties Trust	128,669	(989,465)
Sunstone Hotel Investors, Inc.	148,834	(1,391,598)
Total REITs-Hotels		(3,344,866)

REITs-Health Care - (1.0)%
LTC Properties, Inc.	15,701	(504,473)
National Health Investors, Inc.	9,966	(511,854)
Omega Healthcare Investors, Inc.	34,508	(1,144,285)
Welltower, Inc.	20,231	(1,657,324)
Total REITs-Health Care		(3,817,936)

REITs-Shopping Centers - (1.3)%
Federal Realty Investment Trust	18,241	(1,653,182)
Phillips Edison & Company, Inc.	85,034	(2,852,040)
Total REITs-Shopping Centers		(4,505,222)

REITs-Apartments - (1.3)%
Camden Property Trust	7,675	(725,902)
Apartment Income REIT Corp.	24,182	(742,387)
Mid-America Apartment Communities, Inc.	9,886	(1,271,834)
Essex Property Trust, Inc.	8,342	(1,769,255)
Total REITs-Apartments		(4,509,378)

Total REITs		(27,231,947)

Total Common Stocks Sold Short
(Proceeds $31,856,851)		(27,231,947)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.2)%
Vanguard Real Estate ETF	9,375	(709,312)
Total Exchange-Traded Funds Sold Short
(Proceeds $810,607)		(709,312)

Total Securities Sold Short - (8.0)%
(Proceeds $32,667,458)		$(27,941,259)
Other Assets & Liabilities, net - 10.4%		36,602,163
Total Net Assets - 100.0%		$352,906,360

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/12/24	$22,113,679	$(1,659,983)
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	22,113,687	(1,673,703)
						$44,227,366	$(3,333,686)
OTC Custom Basket Swap Agreements Sold Short††
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	$22,704,157	$5,211,587
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	11/12/24	22,704,149	5,201,926
						$45,408,306	$10,413,513

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	32,148	6.63%	$205,218
CareTrust REIT, Inc.	87,322	8.09%	197,166
Ryman Hospitality Properties, Inc.	21,529	8.11%	120,469
InvenTrust Properties Corp.	50,186	5.40%	31,756
Kite Realty Group Trust	48,857	4.73%	20,519
AvalonBay Communities, Inc.	7,675	5.96%	12,781
Apple Hospitality REIT, Inc.	28,416	1.97%	11,529
Simon Property Group, Inc.	7,876	3.85%	(19,939)
Brixmor Property Group, Inc.	59,929	5.63%	(20,898)
Extra Space Storage, Inc.	6,844	3.76%	(34,557)
Ventas, Inc.	25,618	4.88%	(36,369)
Equity Residential	20,302	5.39%	(58,137)
Invitation Homes, Inc.	32,500	4.66%	(78,624)
NETSTREIT Corp.	30,530	2.15%	(107,721)
Healthpeak Properties, Inc.	40,695	3.38%	(123,358)
Boston Properties, Inc.	7,492	2.02%	(157,757)
Four Corners Property Trust, Inc.	45,575	4.57%	(234,106)
Agree Realty Corp.	19,640	4.91%	(234,241)
Rexford Industrial Realty, Inc.	36,821	8.22%	(311,186)
Piedmont Office Realty Trust, Inc. — Class A	56,781	1.44%	(337,110)
Alexandria Real Estate Equities, Inc.	9,396	4.25%	(505,418)
Total Financial			(1,659,983)
Total MS Equity Long Custom Basket			$(1,659,983)

MS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	115,957	(6.51)%	$1,468,779
Realty Income Corp.	35,280	(7.76)%	715,359
Broadstone Net Lease, Inc.	37,587	(2.37)%	500,753
Mid-America Apartment Communities, Inc.	8,023	(4.55)%	418,169
Essex Property Trust, Inc.	6,770	(6.32)%	413,518
Apartment Income REIT Corp.	19,625	(2.65)%	388,885
Camden Property Trust	6,230	(2.60)%	340,149
Global Net Lease, Inc.	106,539	(4.51)%	292,704
JBG SMITH Properties	83,865	(5.34)%	266,400
Federal Realty Investment Trust	14,805	(5.91)%	171,302
Service Properties Trust	104,425	(3.54)%	129,007
STAG Industrial, Inc.	62,148	(9.45)%	124,247
Pebblebrook Hotel Trust	57,558	(3.45)%	43,210
Sunstone Hotel Investors, Inc.	119,890	(4.94)%	38,597
LTC Properties, Inc.	12,742	(1.80)%	25,791
National Health Investors, Inc.	8,089	(1.83)%	17,988
Macerich Co.	77,550	(3.73)%	(597)
Phillips Edison & Company, Inc.	69,011	(10.19)%	(16,866)
Omega Healthcare Investors, Inc.	28,006	(4.09)%	(150,387)
Welltower, Inc.	16,419	(5.92)%	(293,678)
Total Financial			4,893,330

Exchange Traded Funds
Vanguard Real Estate ETF	7,625	(2.54)%	308,596
Total MS Equity Short Custom Basket			$5,201,926

GS EQUITY LONG CUSTOM BASKET
Financial
Gaming and Leisure Properties, Inc.	32,148	6.63%	$205,815
CareTrust REIT, Inc.	87,322	8.09%	196,634
Ryman Hospitality Properties, Inc.	21,529	8.11%	121,198
InvenTrust Properties Corp.	50,186	5.40%	36,492
Kite Realty Group Trust	48,857	4.73%	25,290
AvalonBay Communities, Inc.	7,675	5.96%	12,432
Apple Hospitality REIT, Inc.	28,416	1.97%	11,856
Brixmor Property Group, Inc.	59,929	5.63%	(20,619)
Simon Property Group, Inc.	7,876	3.85%	(33,400)
Extra Space Storage, Inc.	6,844	3.76%	(33,603)
Ventas, Inc.	25,618	4.88%	(36,304)
Equity Residential	20,302	5.39%	(61,608)
Invitation Homes, Inc.	32,500	4.66%	(83,595)
NETSTREIT Corp.	30,530	2.15%	(108,043)
Healthpeak Properties, Inc.	40,695	3.38%	(119,269)
Boston Properties, Inc.	7,492	2.02%	(158,779)
Four Corners Property Trust, Inc.	45,575	4.57%	(236,932)
Agree Realty Corp.	19,640	4.91%	(240,866)
Rexford Industrial Realty, Inc.	36,821	8.22%	(309,421)
Piedmont Office Realty Trust, Inc. — Class A	56,781	1.44%	(336,202)
Alexandria Real Estate Equities, Inc.	9,396	4.25%	(504,779)
Total Financial			(1,673,703)
Total GS Equity Long Custom Basket			$(1,673,703)

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
GS EQUITY SHORT CUSTOM BASKET
Financial
Douglas Emmett, Inc.	115,957	(6.51)%	$1,472,403
Realty Income Corp.	35,280	(7.76)%	715,654
Broadstone Net Lease, Inc.	37,587	(2.37)%	494,176
Mid-America Apartment Communities, Inc.	8,023	(4.55)%	419,298
Essex Property Trust, Inc.	6,770	(6.32)%	404,498
Apartment Income REIT Corp.	19,625	(2.65)%	388,673
Camden Property Trust	6,230	(2.60)%	340,353
Global Net Lease, Inc.	106,539	(4.51)%	294,925
JBG SMITH Properties	83,865	(5.34)%	262,209
Federal Realty Investment Trust	14,805	(5.91)%	168,903
Service Properties Trust	104,425	(3.54)%	135,418
STAG Industrial, Inc.	62,148	(9.45)%	122,372
Pebblebrook Hotel Trust	57,558	(3.45)%	45,038
Sunstone Hotel Investors, Inc.	119,890	(4.94)%	42,214
Macerich Co.	77,550	(3.73)%	29,431
LTC Properties, Inc.	12,742	(1.80)%	24,093
National Health Investors, Inc.	8,089	(1.83)%	16,172
Phillips Edison & Company, Inc.	69,011	(10.19)%	(25,526)
Omega Healthcare Investors, Inc.	28,006	(4.09)%	(151,408)
Welltower, Inc.	16,419	(5.92)%	(295,911)
Total Financial			4,902,985

Exchange Traded Funds
Vanguard Real Estate ETF	7,625	(2.54)%	308,602
Total GS Equity Short Custom Basket			$5,211,587

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2023.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$343,544,504	$—	$—	$343,544,504
Money Market Fund	700,952	—	—	700,952
Equity Custom Basket Swap Agreements**	—	10,413,513	—	10,413,513
Total Assets	$344,245,456	$10,413,513	$—	$354,658,969

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Sold Short	$27,231,947	$—	$—	$27,231,947
Exchange-Traded Funds Sold Short	709,312	—	—	709,312
Equity Custom Basket Swap Agreements**	—	3,333,686	—	3,333,686
Total Liabilities	$27,941,259	$3,333,686	$—	$31,274,945

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $387,248,691)	$344,245,456
Cash	33,055,514
Segregated cash with broker	730,000
Unrealized appreciation on OTC swap agreements	10,413,513
Prepaid expenses	43,156
Receivables:
Dividends	1,442,144
Fund shares sold	177,402
Securities sold	70,816
Interest	24,324
Foreign tax reclaims	19,888
Other assets	100,000
Total assets	390,322,213

Liabilities:
Securities sold short, at value (proceeds $32,667,458)	27,941,259
Segregated cash due to broker	3,533,030
Unrealized depreciation on OTC swap agreements	3,333,686
Payable for:
Fund shares redeemed	938,234
Securities purchased	562,471
Swap settlement	392,317
Distributions to shareholders	329,192
Management fees	231,128
Transfer agent fees	22,730
Fund accounting and administration fees	7,096
Distribution and service fees	6,830
Trustees’ fees*	1,588
Due to Investment Adviser	156
Miscellaneous	116,136
Total liabilities	37,415,853
Net assets	$352,906,360

Net assets consist of:
Paid in capital	$398,296,411
Total distributable earnings (loss)	(45,390,051)
Net assets	$352,906,360

A-Class:
Net assets	$4,279,574
Capital shares outstanding	155,026
Net asset value per share	$27.61
Maximum offering price per share (Net asset value divided by 95.25%)	$28.99

C-Class:
Net assets	$4,666,752
Capital shares outstanding	170,435
Net asset value per share	$27.38

P-Class:
Net assets	$8,742,799
Capital shares outstanding	314,801
Net asset value per share	$27.77

Institutional Class:
Net assets	$335,217,235
Capital shares outstanding	11,966,596
Net asset value per share	$28.01

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $19,888)	$13,099,348
Interest	2,404,147
Total investment income	15,503,495

Expenses:
Management fees	3,131,145
Distribution and service fees:
A-Class	14,866
C-Class	52,629
P-Class	27,039
Transfer agent fees:
A-Class	11,452
C-Class	5,205
P-Class	24,479
Institutional Class	295,538
Short sale dividend expense	1,284,790
Interest expense	338,709
Fund accounting and administration fees	179,764
Professional fees	92,438
Custodian fees	21,942
Trustees’ fees*	18,521
Line of credit fees	14,979
Miscellaneous	131,980
Recoupment of previously waived fees:
A-Class	1,564
C-Class	724
P-Class	733
Institutional Class	66,878
Total expenses	5,715,375
Less:
Expenses reimbursed by Adviser:
A-Class	(1,395)
C-Class	(581)
P-Class	(4,114)
Expenses waived by Adviser	(195,224)
Earnings credits applied	(2,019)
Total waived/reimbursed expenses	(203,333)
Net expenses	5,512,042
Net investment income	9,991,453

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,306,368)
Investments sold short	3,232,111
Swap agreements	(248,222)
Net realized gain	1,677,521
Net change in unrealized appreciation (depreciation) on:
Investments	(514,956)
Investments sold short	(2,140,004)
Swap agreements	(1,512,665)
Net change in unrealized appreciation (depreciation)	(4,167,625)
Net realized and unrealized loss	(2,490,104)
Net increase in net assets resulting from operations	$7,501,349

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$9,991,453	$4,716,299
Net realized gain on investments	1,677,521	20,235,456
Net change in unrealized appreciation (depreciation) on investments	(4,167,625)	(108,444,583)
Net increase (decrease) in net assets resulting from operations	7,501,349	(83,492,828)

Distributions to shareholders:
A-Class	(347,557)	(666,926)
C-Class	(302,170)	(281,353)
P-Class	(683,918)	(925,053)
Institutional Class	(26,554,622)	(31,535,699)
Return of Capital
A-Class	(34,317)	—
C-Class	(34,101)	—
P-Class	(67,335)	—
Institutional Class	(2,503,050)	—
Total distributions to shareholders	(30,527,070)	(33,409,031)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,251,126	4,919,886
C-Class	693,027	2,965,796
P-Class	1,230,119	15,465,403
Institutional Class	89,132,585	187,411,653
Distributions reinvested
A-Class	353,469	503,570
C-Class	322,373	266,910
P-Class	751,253	925,053
Institutional Class	25,711,484	28,721,651
Cost of shares redeemed
A-Class	(6,232,246)	(4,115,443)
C-Class	(1,422,158)	(1,492,977)
P-Class	(5,440,837)	(14,526,672)
Institutional Class	(167,277,680)	(162,507,077)
Net increase (decrease) from capital share transactions	(60,927,485)	58,537,753
Net decrease in net assets	(83,953,206)	(58,364,106)

Net assets:
Beginning of year	436,859,566	495,223,672
End of year	$352,906,360	$436,859,566

Capital share activity:
Shares sold
A-Class	42,057	132,091
C-Class	23,748	79,841
P-Class	40,388	395,522
Institutional Class	2,917,549	4,970,480
Shares issued from reinvestment of distributions
A-Class	12,164	13,022
C-Class	11,190	6,928
P-Class	25,698	23,778
Institutional Class	872,328	734,856
Shares redeemed
A-Class	(205,886)	(112,310)
C-Class	(48,660)	(40,193)
P-Class	(180,387)	(390,592)
Institutional Class	(5,535,082)	(4,452,685)
Net increase (decrease) in shares	(2,024,893)	1,360,738

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.48	$36.87	$29.97	$34.11	$28.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.23	.32	.31	.34
Net gain (loss) on investments (realized and unrealized)	(.31)	(5.35)	8.86	(2.53)	5.65
Total from investment operations	.25	(5.12)	9.18	(2.22)	5.99
Less distributions from:
Net investment income	(.63)	(.55)	(.54)	(.63)	(.55)
Return of capital	(.20)	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(2.12)	(2.27)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$27.61	$29.48	$36.87	$29.97	$34.11

Total Return[b]	0.58%	(15.31%)	32.13%	(6.73%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,280	$9,043	$10,098	$15,857	$16,682
Ratios to average net assets:
Net investment income (loss)	1.86%	0.62%	0.95%	0.99%	1.09%
Total expenses[c]	1.72%	1.62%	1.39%	1.71%	1.89%
Net expenses[d,e,f]	1.66%	1.58%	1.38%	1.70%	1.88%
Portfolio turnover rate	21%	47%	80%	180%	122%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.23	$36.55	$29.76	$33.88	$28.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	(.01)	.05	.08	.11
Net gain (loss) on investments (realized and unrealized)	(.38)	(5.30)	8.76	(2.53)	5.60
Total from investment operations	.04	(5.31)	8.81	(2.45)	5.71
Less distributions from:
Net investment income	(.40)	(.29)	(.28)	(.38)	(.32)
Return of capital	(.20)	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(1.89)	(2.01)	(2.02)	(1.67)	(.58)
Net asset value, end of period	$27.38	$29.23	$36.55	$29.76	$33.88

Total Return[b]	(0.10%)	(15.93%)	31.05%	(7.48%)	20.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,667	$5,382	$5,029	$2,446	$1,721
Ratios to average net assets:
Net investment income (loss)	1.40%	(0.03%)	0.16%	0.26%	0.35%
Total expenses[c]	2.36%	2.34%	2.21%	2.54%	2.73%
Net expenses[d,e,f]	2.32%	2.31%	2.20%	2.51%	2.65%
Portfolio turnover rate	21%	47%	80%	180%	122%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.63	$37.04	$30.12	$34.30	$29.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.18	.29	.22	.60
Net gain (loss) on investments (realized and unrealized)	(.36)	(5.35)	8.91	(2.48)	5.42
Total from investment operations	.24	(5.17)	9.20	(2.26)	6.02
Less distributions from:
Net investment income	(.61)	(.52)	(.54)	(.63)	(.55)
Return of capital	(.20)	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(2.10)	(2.24)	(2.28)	(1.92)	(.81)
Net asset value, end of period	$27.77	$29.63	$37.04	$30.12	$34.30

Total Return	0.55%	(15.35%)	32.03%	(6.81%)	21.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,743	$12,716	$14,830	$12,152	$33,894
Ratios to average net assets:
Net investment income (loss)	1.99%	0.48%	0.86%	0.70%	1.87%
Total expenses[c]	1.73%	1.69%	1.47%	1.84%	1.93%
Net expenses[d,e,f]	1.66%	1.64%	1.45%	1.78%	1.89%
Portfolio turnover rate	21%	47%	80%	180%	122%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$29.88	$37.34	$30.34	$34.51	$29.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.74	.34	.41	.41	.43
Net gain (loss) on investments (realized and unrealized)	(.39)	(5.42)	8.98	(2.58)	5.71
Total from investment operations	.35	(5.08)	9.39	(2.17)	6.14
Less distributions from:
Net investment income	(.73)	(.66)	(.65)	(.71)	(.64)
Return of capital	(.20)	—	—	—	—
Net realized gains	(1.29)	(1.72)	(1.74)	(1.29)	(.26)
Total distributions	(2.22)	(2.38)	(2.39)	(2.00)	(.90)
Net asset value, end of period	$28.01	$29.88	$37.34	$30.34	$34.51

Total Return	0.91%	(15.05%)	32.52%	(6.48%)	21.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335,217	$409,719	$465,267	$290,551	$200,301
Ratios to average net assets:
Net investment income (loss)	2.43%	0.92%	1.18%	1.31%	1.38%
Total expenses[c]	1.34%	1.30%	1.10%	1.43%	1.61%
Net expenses[d,e,f]	1.29%	1.28%	1.10%	1.43%	1.60%
Portfolio turnover rate	21%	47%	80%	180%	122%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.03%	0.02%	0.01%	0.02%	0.03%
C-Class	0.01%	0.03%	0.06%	0.04%	0.01%
P-Class	0.01%	0.05%	0.06%	0.02%	0.02%
Institutional Class	0.02%	0.01%	0.00%*	0.01%	0.01%

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.27%	1.22%	1.21%	1.23%	1.27%
C-Class	1.93%	1.95%	2.04%	2.05%	2.05%
P-Class	1.27%	1.28%	1.29%	1.30%	1.30%
Institutional Class	0.90%	0.92%	0.94%	0.96%	1.00%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Small Cap Value Fund (“Fund”).The Fund is managed by a team of seasoned professionals, led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Chris Phalen, Managing Director and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 12.38%1, outperforming the Russell 2000 Value Index, the Fund’s benchmark (“Benchmark”), which returned 7.84% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period with steady strength, as a buoyant economy helped build expectations that a highly anticipated recession would be pushed further out and that perhaps the U.S. Federal Reserve (“Fed”) could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and treasury issuance caused a significant rise in interest rates. These events have begun to dampen stock performance, as equity returns for the broad market were lower in the third quarter. A flight to safety from growing geopolitical risks has yet to dampen the trend toward rising interest rates in the government debt market.

The Fund outperformed the Benchmark by over 4.5%. During the Reporting Period, the Fund had a significant positive contribution from its sector allocation and a positive contribution from security selection. The Fund’s most significant positive contribution for the year was its 6% underweight in the Health Care sector, along with stock selection within the sector. Health Care was the worst-performing sector in the Benchmark, as it returned -19%, while the Fund’s health care holdings returned 15%. Health Care suffered because higher interest rates posed funding issues for many small cap biotech and pharmaceutical companies, and investors lost their appetite for smaller companies with no earnings or revenues. One notable outperformer for the Fund was Encompass Health Corp., which operates inpatient rehab facilities, and gained almost 50%. Favorable Medicare rate reimbursement in the spring, coupled with solid earnings results that were driven by favorable volumes as well as expense benefits, led to several good earnings reports over the Reporting Period. A looser labor market coming off COVID allowed the company to save from lower usage of contract labor.

The second most significant positive contributor to the strategy was its overweight in Industrials, where the Fund had an average weighting of 23% versus 13% for the Benchmark. This sector managed to gain more than 30% during the year. Infrastructure companies geared towards the reindustrialization of America provided some of the best gains, as Terex Corp. (+95%), EnerSys (+64%), Altra Industrial Motion Corp. (not held at 9/30/23) (+83% on a takeover by Regal Rexnord Corp.) and H&E Equipment Services, Inc. (+56%) all provided significant contributions.

Another positive contributor was the Fund’s 3% overweight in Technology, as the Fund’s technology holdings were up 30% while the Benchmark’s were up 17%. Belden, Inc., Infinera Corp. (not held at 9/30/23), Sanmina Corp. (not held at 9/30/23), MACOM Technology Solutions Holdings, Inc., and Amkor Technology, Inc. all benefited from the continued capital spending for internet networking and data center builds, as well as expectations for future capital spending from the implementation of the U.S. Government’s CHIPs Act.

The Fund’s underweight in the Financials sector was also a contributor. Given the stress in the banking sector during the spring, avoiding this sector was beneficial.

Homebuilder Meritage Homes Corp. (not held at 9/30/23) was up over 100% during the year. Even though mortgage rates continued to climb throughout the year, new home sales remained resilient as the supply of existing homes for sale declined.

The largest headwind for performance during the Reporting Period was a significant underweight in the Consumer Discretionary sector. This sector gained 26%, and the Fund had an average weighting of 4% versus 10% for the Benchmark. We have been concerned about the impact higher rates would have on spending, and diminishing stimulus funds would have on aggregate demand. Most companies in the sector continue to have high margins, which should contract in the quarters ahead; we moved our weight lower as the year progressed.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

The second most significant detractor to performance was in Energy stock selection. The Fund’s holdings in this sector gained 28% versus 44% for the Benchmark. Essentially, the Fund lacked exposure to the higher-beta energy services and drilling industries that performed best. Additionally, a large weight in Pioneer Natural Resources Co. detracted from return, as this position only gained 14% while smaller, more operationally levered exploration and production companies performed better.

Finally, there were two stocks that hurt the Fund’s performance the most during the year, Hawaiian Holdings, Inc. and Gray Television. Inc. Hawaiian Holdings is the parent company operating Hawaiian Airlines. The company experienced difficulties with post-pandemic travel and experienced disruptions with the Maui wildfires. Gray Television is the nation’s largest independent operator of TV stations, including all four major network affiliations. Gray’s retransmission fee revenue is slowing as consumers are “cutting the cord” with their cable TV providers.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical environment seems to have become less favorable, and the Fed, while still hawkish, is much later in the game of fighting inflation. However, it remains unclear how long “higher for longer” will really be. Reversing several decades of shifting production from low-cost Asian countries to higher-cost locations closer to end markets could provide many years of stubbornly high inflation that may serve to restrain equity appreciation. The murkiness of the economic outlook has not improved, yet equity prices are higher. The extreme overvaluation in a handful of large cap growth stocks suggests that smaller-cap value stocks could really excel once investors become more comfortable with the economy and market. Amazingly, the top 5 names in the S&P 500 now have an aggregate market capitalization that is 3.3 times larger than the market cap of the entire Russell 2000.

At the beginning of the Reporting Period, our three largest active weights were in Industrials (+1,000 basis points), Technology (+450 basis points), and Materials (+450 basis points). At the end of the Reporting Period, they were in Industrials (+900 basis points), Materials (+200 basis points), and Technology (+175 basis points). One basis point is equal to 0.01%.

At the beginning of the Reporting Period, our largest underweights were in Health Care (-1000 basis points), Consumer Discretionary (-500 basis points), Real Estate (-465 basis points), and Financials (-300 basis points). At the end of the Reporting Period, they were in Consumer Discretionary (-700 basis points), Real Estate (-500 basis points), Financials (-400 basis points), and Health Care (-200 basis points). Our weights have remained consistent except for our Technology and Health Care positioning. In the Technology sector, the Fund has reduced its weight as valuations have become stretched and fundamentals have deteriorated. For Health Care, the Benchmark weight has declined from 12% to 8% and the Fund has increased its holdings by around 4%, as the poor performance for the sector has provided some investment opportunities.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings	% of Total Net Assets
Pioneer Natural Resources Co.	3.7%
SPDR S&P Biotech ETF	2.3%
Rush Enterprises, Inc. — Class A	2.1%
iShares Russell 2000 Value ETF	2.0%
MSC Industrial Direct Company, Inc. — Class A	1.9%
Liberty Energy, Inc. — Class A	1.9%
Murphy Oil Corp.	1.9%
Encompass Health Corp.	1.8%
OGE Energy Corp.	1.8%
Kirby Corp.	1.7%
Top Ten Total	21.1%

“Ten Largest Holdings” excludes any temporary cash investments.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	12.38%	3.83%	5.09%
A-Class Shares with sales charge†	7.05%	2.82%	4.58%
C-Class Shares	11.57%	3.05%	4.30%
C-Class Shares with CDSC‡	10.57%	3.05%	4.30%
Institutional Class Shares	12.63%	4.08%	5.34%
Russell 2000 Value Index	7.84%	2.59%	6.19%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	12.32%	3.84%	5.19%
Russell 2000 Value Index	7.84%	2.59%	5.73%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	September 30, 2023
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 92.0%

Financial - 25.2%
Texas Capital Bancshares, Inc.*	1,314	$77,395
Stifel Financial Corp.	1,227	75,387
Old National Bancorp	5,143	74,779
STAG Industrial, Inc. REIT	2,120	73,161
Cathay General Bancorp	2,063	71,710
First Merchants Corp.	2,557	71,136
Banc of California, Inc.	5,736	71,012
Unum Group	1,349	66,357
MGIC Investment Corp.	3,715	62,004
Physicians Realty Trust REIT	5,046	61,511
LXP Industrial Trust REIT	6,239	55,527
Hanmi Financial Corp.	3,405	55,263
First Horizon Corp.	4,805	52,951
First American Financial Corp.	917	51,801
Stewart Information Services Corp.	1,109	48,574
Prosperity Bancshares, Inc.	844	46,066
Hancock Whitney Corp.	1,166	43,130
Apple Hospitality REIT, Inc.	2,759	42,323
Simmons First National Corp. — Class A	2,266	38,431
Old Republic International Corp.	1,359	36,612
UMB Financial Corp.	550	34,127
Sunstone Hotel Investors, Inc. REIT	3,160	29,546
Synovus Financial Corp.	1,019	28,328
Independent Bank Group, Inc.	684	27,052
United Community Banks, Inc.	853	21,675
First Hawaiian, Inc.	1,177	21,245
United Bankshares, Inc.	764	21,079
RMR Group, Inc. — Class A	808	19,812
Piedmont Office Realty Trust, Inc. — Class A REIT	2,333	13,111
Total Financial		1,391,105

Industrial - 21.0%
Kirby Corp.*	1,124	93,067
Arcosa, Inc.	1,106	79,521
Advanced Energy Industries, Inc.	648	66,822
Knight-Swift Transportation Holdings, Inc.	1,312	65,797
Summit Materials, Inc. — Class A*	2,055	63,993
Mercury Systems, Inc.*	1,725	63,980
Moog, Inc. — Class A	558	63,032
PGT Innovations, Inc.*	2,064	57,276
Curtiss-Wright Corp.	277	54,189
Sonoco Products Co.	988	53,698
Belden, Inc.	522	50,399
Terex Corp.	871	50,187
MDU Resources Group, Inc.	2,521	49,361
Esab Corp.	620	43,536
Daseke, Inc.*	8,319	42,677
Park Aerospace Corp.	2,678	41,589
Graphic Packaging Holding Co.	1,832	40,817
EnerSys	431	40,803
Littelfuse, Inc.	149	36,851
AZEK Company, Inc.*	1,151	34,231
Plexus Corp.*	322	29,939
Stoneridge, Inc.*	1,244	24,967
NVE Corp.	176	14,457
Total Industrial		1,161,189

Energy - 11.5%
Pioneer Natural Resources Co.	893	204,988
Liberty Energy, Inc. — Class A	5,706	105,675
Murphy Oil Corp.	2,262	102,582
CNX Resources Corp.*	3,690	83,320
Baytex Energy Corp.	11,369	50,137
Diamondback Energy, Inc.	217	33,609
Patterson-UTI Energy, Inc.	2,075	28,718
Range Resources Corp.	851	27,581
Total Energy		636,610

Consumer, Non-cyclical - 10.9%
Encompass Health Corp.	1,489	100,001
Euronet Worldwide, Inc.*	1,158	91,922
Central Garden & Pet Co. — Class A*	1,442	57,810
LivaNova plc*	974	51,505
Enovis Corp.*	886	46,719
Ingredion, Inc.	472	46,445
Certara, Inc.*	2,892	42,050
ICF International, Inc.	307	37,088
Perdoceo Education Corp.	1,878	32,114
Addus HomeCare Corp.*	339	28,880
Azenta, Inc.*	510	25,597
Integer Holdings Corp.*	291	22,823
Ironwood Pharmaceuticals, Inc. — Class A*	1,869	17,998
Total Consumer, Non-cyclical		600,952

Consumer, Cyclical - 9.0%
Rush Enterprises, Inc. — Class A	2,809	114,691
MSC Industrial Direct Company, Inc. — Class A	1,090	106,984
H&E Equipment Services, Inc.	1,608	69,450
Alaska Air Group, Inc.*	1,144	42,420
MarineMax, Inc.*	953	31,277
Lakeland Industries, Inc.	1,913	28,829
Whirlpool Corp.	196	26,205
Methode Electronics, Inc.	1,061	24,244
Newell Brands, Inc.	2,523	22,783
Hawaiian Holdings, Inc.*	3,050	19,306
Macy’s, Inc.	1,143	13,270
Total Consumer, Cyclical		499,459

Technology - 4.5%
Science Applications International Corp.	733	77,361
Amkor Technology, Inc.	2,348	53,065
Conduent, Inc.*	8,619	29,994
MACOM Technology Solutions Holdings, Inc.*	348	28,390
LivePerson, Inc.*	6,509	25,320
Silicon Laboratories, Inc.*	180	20,860
Wolfspeed, Inc.*	300	11,430
Total Technology		246,420

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
SMALL CAP VALUE FUND

	Shares	Value
Utilities - 4.2%
OGE Energy Corp.	2,915	$97,157
Spire, Inc.	671	37,965
Black Hills Corp.	708	35,818
Avista Corp.	949	30,719
ALLETE, Inc.	528	27,878
Total Utilities		229,537

Basic Materials - 3.9%
Huntsman Corp.	2,611	63,708
Avient Corp.	1,669	58,949
Ashland, Inc.	607	49,580
Commercial Metals Co.	865	42,740
Total Basic Materials		214,977

Communications - 1.8%
Ciena Corp.*	799	37,761
TEGNA, Inc.	1,821	26,532
Gray Television, Inc.	2,934	20,303
Luna Innovations, Inc.*	2,251	13,191
Total Communications		97,787

Total Common Stocks
(Cost $5,190,426)		5,078,036

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,1	6,250	—

Total Convertible Preferred Stocks
(Cost $5,968)		—

RIGHTS† - 0.2%
Basic Materials - 0.2%
Pan American Silver Corp.*	17,705	9,472
Total Rights
(Cost $—)		9,472

EXCHANGE-TRADED FUNDS† - 4.3%
SPDR S&P Biotech ETF	1,778	129,830
iShares Russell 2000 Value ETF	795	107,762
Total Exchange-Traded Funds
(Cost $265,771)		237,592

MONEY MARKET FUND† - 3.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[2]	183,895	183,895
Total Money Market Fund
(Cost $183,895)		183,895

Total Investments - 99.8%
(Cost $5,646,060)		$5,508,995
Other Assets & Liabilities, net - 0.2%		8,713
Total Net Assets - 100.0%		$5,517,708

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7-day yield as of September 30, 2023.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$5,078,036	$—	$—		$5,078,036
Convertible Preferred Stocks	—	—	—	*	—
Rights	9,472	—	—		9,472
Exchange-Traded Funds	237,592	—	—		237,592
Money Market Fund	183,895	—	—		183,895
Total Assets	$5,508,995	$—	$—		$5,508,995

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $5,646,060)	$5,508,995
Cash	57
Prepaid expenses	48,530
Receivables:
Investment Adviser	20,056
Dividends	8,548
Interest	722
Total assets	5,586,908

Liabilities:
Payable for:
Securities purchased	27,876
Professional fees	25,871
Insurance	5,055
Fund accounting/administration fees	4,334
Transfer agent fees	2,317
Trustees’ fees*	1,220
Distribution and service fees	1,193
Fund shares redeemed	199
Miscellaneous	1,135
Total liabilities	69,200
Net assets	$5,517,708

Net assets consist of:
Paid in capital	$5,277,136
Total distributable earnings (loss)	240,572
Net assets	$5,517,708

A-Class:
Net assets	$3,982,183
Capital shares outstanding	264,474
Net asset value per share	$15.06
Maximum offering price per share (Net asset value divided by 95.25%)	$15.81

C-Class:
Net assets	$404,875
Capital shares outstanding	29,734
Net asset value per share	$13.62

P-Class:
Net assets	$54,481
Capital shares outstanding	3,574
Net asset value per share	$15.24

Institutional Class:
Net assets	$1,076,169
Capital shares outstanding	79,745
Net asset value per share	$13.50

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $28)	$155,084
Interest	8,674
Total investment income	163,758

Expenses:
Management fees	52,214
Distribution and service fees:
A-Class	10,776
C-Class	4,542
P-Class	300
Transfer agent/maintenance fees:
A-Class	20,394
C-Class	2,490
P-Class	805
Institutional Class	9,655
Registration fees	59,752
Professional fees	37,608
Trustees’ fees*	14,096
Fund accounting/administration fees	11,830
Custodian fees	6,220
Line of credit fees	237
Miscellaneous	6,491
Total expenses	237,410
Less:
Expenses reimbursed by Adviser:
A-Class	(52,174)
C-Class	(5,889)
P-Class	(1,751)
Institutional Class	(25,065)
Expenses waived by Adviser	(66,165)
Total waived/reimbursed expenses	(151,044)
Net expenses	86,366
Net investment income	77,392

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	613,023
Net realized gain	613,023
Net change in unrealized appreciation (depreciation) on:
Investments	16,529
Net change in unrealized appreciation (depreciation)	16,529
Net realized and unrealized gain	629,552
Net increase in net assets resulting from operations	$706,944

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$77,392	$59,972
Net realized gain on investments	613,023	418,401
Net change in unrealized appreciation (depreciation) on investments	16,529	(1,359,821)
Net increase (decrease) in net assets resulting from operations	706,944	(881,448)

Distributions to shareholders:
A-Class	(204,624)	(18,984)
C-Class	(21,650)	(3,436)
P-Class	(7,239)	(229)
Institutional Class	(95,567)	(8,467)
Total distributions to shareholders	(329,080)	(31,116)

Capital share transactions:
Proceeds from sale of shares
A-Class	329,795	407,538
C-Class	12,037	41,313
P-Class	48,131	110,889
Institutional Class	3,266,307	1,337,253
Distributions reinvested
A-Class	199,088	18,496
C-Class	21,650	3,410
P-Class	7,117	217
Institutional Class	95,567	8,466
Cost of shares redeemed
A-Class	(706,211)	(555,575)
C-Class	(138,572)	(273,299)
P-Class	(144,193)	(4,885)
Institutional Class	(4,379,888)	(505,781)
Net increase (decrease) from capital share transactions	(1,389,172)	588,042
Net decrease in net assets	(1,011,308)	(324,522)

Net assets:
Beginning of year	6,529,016	6,853,538
End of year	$5,517,708	$6,529,016

Capital share activity:
Shares sold
A-Class	20,904	25,122
C-Class	855	2,809
P-Class	3,028	6,839
Institutional Class	231,463	90,568
Shares issued from reinvestment of distributions
A-Class	13,229	1,152
C-Class	1,581	233
P-Class	467	13
Institutional Class	7,100	586
Shares redeemed
A-Class	(45,344)	(34,430)
C-Class	(9,606)	(18,423)
P-Class	(9,549)	(297)
Institutional Class	(320,156)	(35,975)
Net increase (decrease) in shares	(106,028)	38,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.06	$15.93	$10.61	$12.86	$15.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.13	.07	.06	.10
Net gain (loss) on investments (realized and unrealized)	1.58	(1.93)	5.37	(1.87)	(1.28)
Total from investment operations	1.74	(1.80)	5.44	(1.81)	(1.18)
Less distributions from:
Net investment income	(.17)	—	(.12)	(.18)	(.19)
Net realized gains	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(.74)	(.07)	(.12)	(.44)	(1.52)
Net asset value, end of period	$15.06	$14.06	$15.93	$10.61	$12.86

Total Return[b]	12.38%	(11.36%)	51.48%	(14.79%)	(6.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,982	$3,876	$4,521	$3,390	$9,751
Ratios to average net assets:
Net investment income (loss)	1.06%	0.80%	0.47%	0.54%	0.75%
Total expenses[c]	3.43%	3.50%	4.07%	3.23%	2.27%
Net expenses[d,e,f]	1.27%	1.30%	1.30%	1.30%	1.30%
Portfolio turnover rate	72%	37%	28%	40%	78%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.76	$14.57	$9.69	$11.75	$14.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	— [g]	(.03)	(.02)	— [g]
Net gain (loss) on investments (realized and unrealized)	1.44	(1.74)	4.91	(1.73)	(1.18)
Total from investment operations	1.48	(1.74)	4.88	(1.75)	(1.18)
Less distributions from:
Net investment income	(.05)	—	—	(.05)	(.04)
Net realized gains	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(.62)	(.07)	—	(.31)	(1.37)
Net asset value, end of period	$13.62	$12.76	$14.57	$9.69	$11.75

Total Return[b]	11.57%	(12.02%)	50.36%	(15.43%)	(6.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405	$471	$762	$765	$1,593
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.02%)	(0.25%)	(0.14%)	0.01%
Total expenses[c]	4.26%	4.41%	5.04%	4.33%	3.09%
Net expenses[d,e,f]	2.02%	2.05%	2.05%	2.06%	2.05%
Portfolio turnover rate	72%	37%	28%	40%	78%

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$14.17	$16.05	$10.75	$13.01	$15.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	.16	.07	.05	.09
Net gain (loss) on investments (realized and unrealized)	1.57	(1.97)	5.42	(1.86)	(1.29)
Total from investment operations	1.75	(1.81)	5.49	(1.81)	(1.20)
Less distributions from:
Net investment income	(.11)	—	(.19)	(.19)	(.19)
Net realized gains	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(.68)	(.07)	(.19)	(.45)	(1.52)
Net asset value, end of period	$15.24	$14.17	$16.05	$10.75	$13.01

Total Return	12.32%	(11.34%)	51.46%	(14.66%)	(6.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54	$136	$49	$26	$47
Ratios to average net assets:
Net investment income (loss)	1.15%	1.00%	0.48%	0.46%	0.72%
Total expenses[c]	3.68%	3.82%	4.39%	4.07%	2.73%
Net expenses[d,e,f]	1.27%	1.29%	1.30%	1.30%	1.28%
Portfolio turnover rate	72%	37%	28%	40%	78%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.68	$14.33	$9.54	$11.60	$14.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.16	.10	.09	.12
Net gain (loss) on investments (realized and unrealized)	1.42	(1.74)	4.81	(1.68)	(1.20)
Total from investment operations	1.61	(1.58)	4.91	(1.59)	(1.08)
Less distributions from:
Net investment income	(.22)	—	(.12)	(.21)	(.23)
Net realized gains	(.57)	(.07)	—	(.26)	(1.33)
Total distributions	(.79)	(.07)	(.12)	(.47)	(1.56)
Net asset value, end of period	$13.50	$12.68	$14.33	$9.54	$11.60

Total Return	12.63%	(11.10%)	51.78%	(14.54%)	(5.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,076	$2,046	$1,522	$892	$3,143
Ratios to average net assets:
Net investment income (loss)	1.40%	1.13%	0.75%	0.82%	0.99%
Total expenses[c]	3.17%	3.24%	3.80%	2.86%	2.09%
Net expenses[d,e,f]	1.02%	1.04%	1.05%	1.05%	1.05%
Portfolio turnover rate	72%	37%	28%	40%	78%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	0.01%	—	—	—
C-Class	—	0.01%	—	—	—
P-Class	—	0.02%	—	—	—
Institutional Class	—	0.02%	—	—	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.26%	1.29%	1.30%	1.30%	1.30%
C-Class	2.01%	2.04%	2.05%	2.05%	2.05%
P-Class	1.26%	1.29%	1.30%	1.30%	1.28%
Institutional Class	1.01%	1.04%	1.05%	1.05%	1.05%

[g]	Less than $0.01 per share.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim StylePlusTM —Large Core Fund (“Fund”). The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 21.81%1, outperforming the S&P 500 Index, the Fund’s benchmark, which returned 21.62%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund outperformed the S&P 500 Index for the Reporting Period by 0.19% net of fees. The Fund performed better than the benchmark due to contributions from the active equity and active fixed income sleeves, offset by cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	34.7%
Guggenheim Strategy Fund II	28.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	15.0%
Apple, Inc.	1.5%
Microsoft Corp.	1.4%
Alphabet, Inc. — Class C	0.7%
Amazon.com, Inc.	0.6%
NVIDIA Corp.	0.5%
Exxon Mobil Corp.	0.5%
Home Depot, Inc.	0.4%
Top Ten Total	83.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	21.81%	8.25%	11.15%
A-Class Shares with sales charge†	16.02%	7.20%	10.61%
C-Class Shares	20.81%	7.28%	10.14%
C-Class Shares with CDSC‡	20.14%	7.28%	10.14%
Institutional Class Shares	22.06%	8.48%	11.42%
S&P 500 Index	21.62%	9.92%	11.91%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	21.62%	8.11%	9.55%
S&P 500 Index	21.62%	9.92%	10.86%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS	September 30, 2023
STYLEPLUS—LARGE CORE FUND

	Shares	Value
COMMON STOCKS† - 20.8%

Technology - 6.4%
Apple, Inc.	18,589	$3,182,502
Microsoft Corp.	9,268	2,926,371
NVIDIA Corp.	2,439	1,060,941
QUALCOMM, Inc.	5,225	580,288
International Business Machines Corp.	4,129	579,299
Texas Instruments, Inc.	3,217	511,535
Applied Materials, Inc.	3,573	494,682
NXP Semiconductor N.V.	2,465	492,803
Microchip Technology, Inc.	6,153	480,242
NetApp, Inc.	5,937	450,500
Broadcom, Inc.	529	439,377
KLA Corp.	940	431,140
Hewlett Packard Enterprise Co.	24,439	424,505
Skyworks Solutions, Inc.	3,984	392,782
Cognizant Technology Solutions Corp. — Class A	3,406	230,722
Lam Research Corp.	230	144,157
Akamai Technologies, Inc.*	1,297	138,182
Cadence Design Systems, Inc.*	550	128,865
Autodesk, Inc.*	617	127,664
Intuit, Inc.	246	125,691
Adobe, Inc.*	242	123,396
Total Technology		13,465,644

Consumer, Non-cyclical - 4.3%
Merck & Company, Inc.	7,422	764,095
UnitedHealth Group, Inc.	1,344	677,631
Amgen, Inc.	2,468	663,300
Pfizer, Inc.	19,970	662,405
Philip Morris International, Inc.	6,712	621,397
Bristol-Myers Squibb Co.	10,141	588,584
Gilead Sciences, Inc.	7,709	577,712
Humana, Inc.	1,117	543,443
HCA Healthcare, Inc.	1,892	465,394
Altria Group, Inc.	10,437	438,876
Incyte Corp.*	7,377	426,169
Molina Healthcare, Inc.*	1,231	403,633
AbbVie, Inc.	2,076	309,448
Vertex Pharmaceuticals, Inc.*	827	287,581
Elevance Health, Inc.	634	276,056
United Rentals, Inc.	582	258,740
Regeneron Pharmaceuticals, Inc.*	173	142,372
Johnson & Johnson	859	133,789
PepsiCo, Inc.	779	131,994
Eli Lilly & Co.	244	131,060
Quest Diagnostics, Inc.	1,075	131,000
Viatris, Inc.	13,139	129,550
PayPal Holdings, Inc.*	2,148	125,572
Organon & Co.	6,745	117,093
Total Consumer, Non-cyclical		9,006,894

Communications - 2.9%
Alphabet, Inc. — Class C*	11,677	1,539,613
Amazon.com, Inc.*	9,195	1,168,868
Cisco Systems, Inc.	12,812	688,773
Meta Platforms, Inc. — Class A*	1,911	573,701
VeriSign, Inc.*	2,293	464,401
Booking Holdings, Inc.*	138	425,585
F5, Inc.*	2,558	412,196
Juniper Networks, Inc.	14,377	399,537
eBay, Inc.	8,899	392,357
Total Communications		6,065,031

Industrial - 2.8%
Caterpillar, Inc.	2,205	601,965
Lockheed Martin Corp.	1,323	541,054
Deere & Co.	1,412	532,861
Northrop Grumman Corp.	1,147	504,898
Illinois Tool Works, Inc.	2,184	502,997
Keysight Technologies, Inc.*	3,591	475,125
Expeditors International of Washington, Inc.	4,094	469,295
Snap-on, Inc.	1,768	450,946
Masco Corp.	8,089	432,357
TE Connectivity Ltd.	3,401	420,125
Otis Worldwide Corp.	4,237	340,273
Textron, Inc.	4,241	331,392
Allegion plc	1,973	205,587
Total Industrial		5,808,875

Consumer, Cyclical - 2.2%
Home Depot, Inc.	2,604	786,825
PACCAR, Inc.	6,096	518,282
Cummins, Inc.	2,075	474,055
BorgWarner, Inc.	11,272	455,051
Lennar Corp. — Class A	3,439	385,959
Tesla, Inc.*	1,532	383,337
Ulta Beauty, Inc.*	936	373,885
PulteGroup, Inc.	4,866	360,327
DR Horton, Inc.	3,140	337,456
NVR, Inc.*	54	322,018
Yum! Brands, Inc.	1,059	132,311
Total Consumer, Cyclical		4,529,506

Energy - 1.2%
Exxon Mobil Corp.	8,695	1,022,358
Valero Energy Corp.	3,789	536,939
Marathon Petroleum Corp.	3,401	514,708
EOG Resources, Inc.	2,758	349,604
Total Energy		2,423,609

Financial - 0.9%
Goldman Sachs Group, Inc.	1,805	584,044
Berkshire Hathaway, Inc. — Class B*	1,258	440,678
Visa, Inc. — Class A	1,104	253,931
Capital One Financial Corp.	2,179	211,472
JPMorgan Chase & Co.	1,402	203,318
Synchrony Financial	4,976	152,116
Total Financial		1,845,559

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
STYLEPLUS—LARGE CORE FUND

	Shares	Value
Basic Materials - 0.1%
CF Industries Holdings, Inc.	3,805	$326,241

Total Common Stocks
(Cost $41,141,941)		43,471,359

MUTUAL FUNDS† - 78.3%
Guggenheim Strategy Fund III[1]	2,983,504	72,469,308
Guggenheim Strategy Fund II1	2,457,791	59,650,586
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,222,619	31,420,533
Total Mutual Funds
(Cost $166,247,094)		163,540,427

MONEY MARKET FUND† - 1.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[2]	2,246,158	2,246,158
Total Money Market Fund
(Cost $2,246,158)		2,246,158

Total Investments - 100.2%
(Cost $209,635,193)		$209,257,944
Other Assets & Liabilities, net - (0.2)%		(509,377)
Total Net Assets - 100.0%		$208,748,567

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	6	Dec 2023	$1,297,875	$(56,341)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	S&P 500 Total Return Index	Pay	5.64% (Federal Funds Rate + 0.31%)	At Maturity	01/29/24	17,723	$163,876,074	$21,088,775

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
STYLEPLUS—LARGE CORE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,471,359	$—	$—	$43,471,359
Mutual Funds	163,540,427	—	—	163,540,427
Money Market Fund	2,246,158	—	—	2,246,158
Equity Index Swap Agreements**	—	21,088,775	—	21,088,775
Total Assets	$209,257,944	$21,088,775	$—	$230,346,719

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$56,341	$—	$—	$56,341

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$57,201,913	$22,365,719	$(20,648,235)	$(652,333)	$1,383,522	$59,650,586	2,457,791	$2,870,310
Guggenheim Strategy Fund III	67,311,123	6,074,186	(1,659,994)	(63,265)	807,258	72,469,308	2,983,504	3,648,680
Guggenheim Ultra Short Duration Fund — Institutional Class	33,794,274	1,687,181	(4,636,000)	(99,750)	674,828	31,420,533	3,222,619	1,687,338
	$158,307,310	$30,127,086	$(26,944,229)	$(815,348)	$2,865,608	$163,540,427		$8,206,328

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $43,388,099)	$45,717,517
Investments in affiliated issuers, at value (cost $166,247,094)	163,540,427
Segregated cash with broker	200,000
Unrealized appreciation on OTC swap agreements	21,088,775
Prepaid expenses	56,917
Receivables:
Dividends	806,913
Interest	19,816
Fund shares sold	9,493
Total assets	231,439,858

Liabilities:
Overdraft due to custodian bank	13,245
Segregated cash due to broker	15,890,000
Payable for:
Swap settlement	5,686,748
Securities purchased	794,879
Management fees	125,968
Distribution and service fees	43,595
Fund accounting and administration fees	11,023
Transfer agent fees	6,846
Variation margin on futures contracts	3,375
Trustees’ fees*	1,411
Fund shares redeemed	1,117
Miscellaneous	113,084
Total liabilities	22,691,291
Net assets	$208,748,567

Net assets consist of:
Paid in capital	$223,467,334
Total distributable earnings (loss)	(14,718,767)
Net assets	$208,748,567

A-Class:
Net assets	$201,587,406
Capital shares outstanding	10,932,145
Net asset value per share	$18.44
Maximum offering price per share (Net asset value divided by 95.25%)	$19.36

C-Class:
Net assets	$797,258
Capital shares outstanding	87,037
Net asset value per share	$9.16

P-Class:
Net assets	$206,115
Capital shares outstanding	11,432
Net asset value per share	$18.03

Institutional Class:
Net assets	$6,157,788
Capital shares outstanding	338,644
Net asset value per share	$18.18

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,473)	$758,374
Dividends from securities of affiliated issuers	8,206,328
Interest	315,376
Total investment income	9,280,078

Expenses:
Management fees	1,565,264
Distribution and service fees:
A-Class	504,956
C-Class	8,976
P-Class	567
Transfer agent fees:
A-Class	195,736
C-Class	1,613
P-Class	538
Institutional Class	5,378
Interest expense	529,210
Fund accounting and administration fees	94,206
Professional fees	56,238
Custodian fees	17,404
Line of credit fees	11,717
Trustees’ fees*	11,560
Miscellaneous	91,141
Total expenses	3,094,504
Less:
Expenses waived by Adviser	(87,068)
Earnings credits applied	(3,877)
Total waived expenses	(90,945)
Net expenses	3,003,559
Net investment income	6,276,519

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,358,525
Investments in affiliated issuers	(815,348)
Swap agreements	(37,756,615)
Futures contracts	231,814
Net realized loss	(36,981,624)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,142,834
Investments in affiliated issuers	2,865,608
Swap agreements	61,878,961
Futures contracts	183,408
Net change in unrealized appreciation (depreciation)	71,070,811
Net realized and unrealized gain	34,089,187
Net increase in net assets resulting from operations	$40,365,706

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,276,519	$1,667,535
Net realized gain (loss) on investments	(36,981,624)	60,035,690
Net change in unrealized appreciation (depreciation) on investments	71,070,811	(107,444,090)
Net increase (decrease) in net assets resulting from operations	40,365,706	(45,740,865)

Distributions to shareholders:
A-Class	(57,362,413)	(11,885,985)
C-Class	(480,274)	(54,594)
P-Class	(80,505)	(14,927)
Institutional Class	(1,403,582)	(322,926)
Total distributions to shareholders	(59,326,774)	(12,278,432)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,166,582	4,911,344
C-Class	125,050	523,465
P-Class	7,830	123,406
Institutional Class	1,924,452	6,528,320
Distributions reinvested
A-Class	54,015,082	11,200,028
C-Class	480,152	54,594
P-Class	80,505	14,927
Institutional Class	1,391,827	301,038
Cost of shares redeemed
A-Class	(23,234,130)	(20,545,489)
C-Class	(520,369)	(181,556)
P-Class	(102,107)	(154,507)
Institutional Class	(1,714,715)	(6,385,546)
Net increase (decrease) from capital share transactions	34,620,159	(3,609,976)
Net increase (decrease) in net assets	15,659,091	(61,629,273)

Net assets:
Beginning of year	193,089,476	254,718,749
End of year	$208,748,567	$193,089,476

Capital share activity:
Shares sold
A-Class	118,847	184,289
C-Class	13,926	32,562
P-Class	451	4,730
Institutional Class	110,833	245,318
Shares issued from reinvestment of distributions
A-Class	3,255,882	394,367
C-Class	57,850	2,980
P-Class	4,957	534
Institutional Class	85,231	10,717
Shares redeemed
A-Class	(1,271,366)	(788,816)
C-Class	(58,377)	(10,107)
P-Class	(6,243)	(5,888)
Institutional Class	(89,973)	(254,438)
Net increase (decrease) in shares	2,222,018	(183,752)

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$21.18	$27.35	$23.01	$20.48	$24.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.18	.06	.17	.30
Net gain (loss) on investments (realized and unrealized)	3.32	(5.02)	6.46	2.70	(.72)
Total from investment operations	3.88	(4.84)	6.52	2.87	(.42)
Less distributions from:
Net investment income	(.22)	(.08)	(.19)	(.31)	(.30)
Net realized gains	(6.40)	(1.25)	(1.99)	(.03)	(3.58)
Total distributions	(6.62)	(1.33)	(2.18)	(.34)	(3.88)
Net asset value, end of period	$18.44	$21.18	$27.35	$23.01	$20.48

Total Return[b]	21.81%	(18.94%)	29.91%	14.18%	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$201,587	$186,957	$247,243	$204,428	$196,563
Ratios to average net assets:
Net investment income (loss)	3.01%	0.68%	0.23%	0.79%	1.48%
Total expenses[c]	1.48%	1.20%	1.23%	1.32%	1.31%
Net expenses[d]	1.44%	1.15%	1.17%	1.28%	1.28%
Portfolio turnover rate	56%	62%	25%	69%	51%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$13.57	$18.03	$15.87	$14.22	$18.41
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.02)	(.11)	(.02)	.08
Net gain (loss) on investments (realized and unrealized)	1.93	(3.20)	4.34	1.87	(.69)
Total from investment operations	2.14	(3.22)	4.23	1.85	(.61)
Less distributions from:
Net investment income	(.15)	—	(.08)	(.17)	—
Net realized gains	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(6.55)	(1.24)	(2.07)	(.20)	(3.58)
Net asset value, end of period	$9.16	$13.57	$18.03	$15.87	$14.22

Total Return[b]	20.81%	(19.69%)	28.69%	13.11%	0.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$797	$999	$869	$1,019	$973
Ratios to average net assets:
Net investment income (loss)	2.14%	(0.10%)	(0.67%)	(0.15%)	0.58%
Total expenses[c]	2.32%	2.10%	2.15%	2.24%	2.23%
Net expenses[d]	2.28%	2.04%	2.09%	2.20%	2.19%
Portfolio turnover rate	56%	62%	25%	69%	51%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.83	$26.93	$22.69	$20.21	$24.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.13	.02	.14	.29
Net gain (loss) on investments (realized and unrealized)	3.25	(4.94)	6.38	2.67	(.73)
Total from investment operations	3.78	(4.81)	6.40	2.81	(.44)
Less distributions from:
Net investment income	(.18)	(.05)	(.17)	(.30)	(.26)
Net realized gains	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(6.58)	(1.29)	(2.16)	(.33)	(3.84)
Net asset value, end of period	$18.03	$20.83	$26.93	$22.69	$20.21

Total Return	21.62%	(19.09%)	29.79%	13.98%	1.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206	$255	$347	$224	$236
Ratios to average net assets:
Net investment income (loss)	2.83%	0.53%	0.09%	0.67%	1.45%
Total expenses[c]	1.64%	1.36%	1.36%	1.46%	1.36%
Net expenses[d]	1.59%	1.31%	1.30%	1.42%	1.33%
Portfolio turnover rate	56%	62%	25%	69%	51%

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$20.98	$27.10	$22.83	$20.31	$24.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.23	.10	.21	.35
Net gain (loss) on investments (realized and unrealized)	3.27	(4.97)	6.40	2.70	(.75)
Total from investment operations	3.87	(4.74)	6.50	2.91	(.40)
Less distributions from:
Net investment income	(.27)	(.14)	(.24)	(.36)	(.36)
Net realized gains	(6.40)	(1.24)	(1.99)	(.03)	(3.58)
Total distributions	(6.67)	(1.38)	(2.23)	(.39)	(3.94)
Net asset value, end of period	$18.18	$20.98	$27.10	$22.83	$20.31

Total Return	22.06%	(18.78%)	30.12%	14.44%	1.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,158	$4,878	$6,260	$3,344	$3,747
Ratios to average net assets:
Net investment income (loss)	3.23%	0.88%	0.38%	1.01%	1.73%
Total expenses[c]	1.27%	1.00%	1.06%	1.08%	1.09%
Net expenses[d]	1.23%	0.95%	0.99%	1.04%	1.06%
Portfolio turnover rate	56%	62%	25%	69%	51%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim StylePlusTM—Mid Growth Fund (“Fund”).The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam J. Bloch, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 19.84%1, outperforming the Russell Midcap Growth Index, the Fund’s benchmark, which returned 17.47%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Over the Reporting Period, 15%-25% of the total equity position was allocated to actively managed equity and 75%-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, and the Guggenheim Ultra Short Duration Fund, whose objective is to seek a high level of income consistent with the preservation of capital.

For the Reporting Period, the Fund outperformed the Russell Mid Growth Index by 2.37% net of fees. The Fund performed better than the benchmark due to contributions from the active equity and active fixed income sleeves, offset by cost of derivatives and Fund fees and expenses.

How did the Fund use derivatives during the Reporting Period?

The passive equity component, which accounted for 75%-85% of the Fund’s exposure to the broad equity market, consisted of equity index swaps and equity index futures. On average, the equity index futures accounted for 0%-5% of the overall exposure, with the remainder from equity index swaps. Both the swaps and futures benefited performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	36.5%
Guggenheim Strategy Fund II	34.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.3%
United Therapeutics Corp.	0.5%
Builders FirstSource, Inc.	0.5%
H&R Block, Inc.	0.4%
Dropbox, Inc. — Class A	0.4%
Exelixis, Inc.	0.4%
UFP Industries, Inc.	0.4%
Olin Corp.	0.4%
Top Ten Total	77.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	19.84%	5.71%	9.14%
A-Class Shares with sales charge†	14.14%	4.69%	8.61%
C-Class Shares	18.85%	4.78%	8.19%
C-Class Shares with CDSC‡	18.28%	4.78%	8.19%
Institutional Class Shares	20.02%	5.85%	9.25%
Russell Midcap Growth Index	17.47%	6.97%	9.94%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	19.40%	5.50%	7.40%
Russell Midcap Growth Index	17.47%	6.97%	8.68%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	September 30, 2023
STYLEPLUS—MID GROWTH FUND

	Shares	Value
COMMON STOCKS† - 23.9%

Industrial - 7.3%
Builders FirstSource, Inc.*	2,411	$300,146
UFP Industries, Inc.	2,386	244,327
Carlisle Companies, Inc.	873	226,334
Simpson Manufacturing Company, Inc.	1,500	224,715
Owens Corning	1,647	224,667
Donaldson Company, Inc.	3,544	211,364
Landstar System, Inc.	1,181	208,966
ITT, Inc.	2,096	205,220
Belden, Inc.	2,106	203,334
Lincoln Electric Holdings, Inc.	1,053	191,425
Watts Water Technologies, Inc. — Class A	1,064	183,880
Acuity Brands, Inc.	1,078	183,594
Valmont Industries, Inc.	709	170,309
Mueller Industries, Inc.	2,125	159,715
Boise Cascade Co.	1,508	155,384
AGCO Corp.	1,299	153,646
Illinois Tool Works, Inc.	652	150,162
Masco Corp.	2,756	147,308
Hubbell, Inc.	450	141,035
Snap-on, Inc.	523	133,396
nVent Electric plc	2,367	125,427
Keysight Technologies, Inc.*	826	109,288
Timken Co.	1,457	107,075
Universal Display Corp.	594	93,252
Advanced Drainage Systems, Inc.	695	79,112
Toro Co.	928	77,117
Expeditors International of Washington, Inc.	640	73,363
Curtiss-Wright Corp.	360	70,427
Graco, Inc.	962	70,111
Advanced Energy Industries, Inc.	645	66,512
Total Industrial		4,690,611

Consumer, Non-cyclical - 4.3%
United Therapeutics Corp.*	1,344	303,360
H&R Block, Inc.	6,194	266,714
Exelixis, Inc.*	11,584	253,110
Neurocrine Biosciences, Inc.*	1,809	203,513
Humana, Inc.	342	166,390
Jazz Pharmaceuticals plc*	1,259	162,965
Grand Canyon Education, Inc.*	1,291	150,892
Incyte Corp.*	2,522	145,696
Molina Healthcare, Inc.*	424	139,025
Hologic, Inc.*	1,993	138,314
HCA Healthcare, Inc.	521	128,156
WEX, Inc.*	600	112,854
Lantheus Holdings, Inc.*	1,583	109,987
Shockwave Medical, Inc.*	470	93,577
Encompass Health Corp.	1,384	92,949
Quest Diagnostics, Inc.	665	81,037
Darling Ingredients, Inc.*	1,472	76,838
Halozyme Therapeutics, Inc.*	1,879	71,778
Globus Medical, Inc. — Class A*	1,077	53,473
Celsius Holdings, Inc.*	309	53,024
Total Consumer, Non-cyclical		2,803,652

Consumer, Cyclical - 4.0%
Deckers Outdoor Corp.*	435	223,629
Murphy USA, Inc.	587	200,595
MSC Industrial Direct Company, Inc. — Class A	1,959	192,276
Gentex Corp.	5,855	190,522
Brunswick Corp.	2,369	187,151
Boyd Gaming Corp.	3,054	185,775
Polaris, Inc.	1,691	176,101
Williams-Sonoma, Inc.	1,037	161,150
Yum! Brands, Inc.	939	117,319
Ulta Beauty, Inc.*	266	106,254
Tempur Sealy International, Inc.	2,364	102,456
DR Horton, Inc.	948	101,882
Watsco, Inc.	231	87,253
Dolby Laboratories, Inc. — Class A	1,099	87,106
Crocs, Inc.*	963	84,966
Visteon Corp.*	609	84,084
Cummins, Inc.	314	71,736
AutoNation, Inc.*	424	64,194
Harley-Davidson, Inc.	1,887	62,384
Choice Hotels International, Inc.	472	57,825
Dick’s Sporting Goods, Inc.	525	57,004
Total Consumer, Cyclical		2,601,662

Technology - 3.1%
Dropbox, Inc. — Class A*	9,476	258,032
Cirrus Logic, Inc.*	2,181	161,307
Lattice Semiconductor Corp.*	1,657	142,386
Super Micro Computer, Inc.*	513	140,675
NXP Semiconductor N.V.	686	137,145
Microchip Technology, Inc.	1,582	123,475
Teradata Corp.*	2,301	103,591
Qualys, Inc.*	676	103,123
KLA Corp.	221	101,364
Manhattan Associates, Inc.*	503	99,423
CommVault Systems, Inc.*	1,440	97,358
Dynatrace, Inc.*	1,848	86,357
Cadence Design Systems, Inc.*	318	74,507
Silicon Laboratories, Inc.*	619	71,736
Amkor Technology, Inc.	3,031	68,501
Allegro MicroSystems, Inc.*	2,070	66,116
MACOM Technology Solutions Holdings, Inc.*	716	58,411
Teradyne, Inc.	466	46,814
Autodesk, Inc.*	217	44,900
Total Technology		1,985,221

Energy - 2.2%
Chord Energy Corp.	1,385	224,467
Southwestern Energy Co.*	34,484	222,422
CNX Resources Corp.*	9,402	212,297

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
STYLEPLUS—MID GROWTH FUND

	Shares	Value
Range Resources Corp.	5,447	$176,537
PBF Energy, Inc. — Class A	2,784	149,027
Ovintiv, Inc.	2,512	119,496
Marathon Petroleum Corp.	747	113,051
Occidental Petroleum Corp.	1,237	80,257
Coterra Energy, Inc. — Class A	2,181	58,996
Matador Resources Co.	823	48,952
Total Energy		1,405,502

Financial - 1.5%
Cathay General Bancorp	4,378	152,179
International Bancshares Corp.	3,422	148,310
SouthState Corp.	2,159	145,430
East West Bancorp, Inc.	2,199	115,909
Kinsale Capital Group, Inc.	255	105,603
Affiliated Managers Group, Inc.	709	92,411
Interactive Brokers Group, Inc. — Class A	1,048	90,715
RenaissanceRe Holdings Ltd.	373	73,825
Federated Hermes, Inc. — Class B	1,590	53,853
Total Financial		978,235

Basic Materials - 1.0%
Olin Corp.	4,867	243,253
NewMarket Corp.	399	181,561
Cabot Corp.	1,325	91,783
Reliance Steel & Aluminum Co.	238	62,411
RPM International, Inc.	487	46,172
Total Basic Materials		625,180

Communications - 0.5%
VeriSign, Inc.*	693	140,354
Motorola Solutions, Inc.	392	106,718
Calix, Inc.*	1,155	52,945
Gen Digital, Inc.	2,359	41,707
Total Communications		341,724

Total Common Stocks
(Cost $14,736,411)		15,431,787

MUTUAL FUNDS† - 74.0%
Guggenheim Strategy Fund III[1]	972,777	23,628,764
Guggenheim Strategy Fund II1	913,348	22,166,962
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	218,083	2,126,306
Total Mutual Funds
(Cost $48,352,340)		47,922,032

MONEY MARKET FUND† - 2.1%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[2]	1,380,565	1,380,565
Total Money Market Fund
(Cost $1,380,565)		1,380,565

Total Investments - 100.0%
(Cost $64,469,316)		$64,734,384
Other Assets & Liabilities, net - 0.0%		13,874
Total Net Assets - 100.0%		$64,748,258

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	4	Dec 2023	$1,008,000	$(33,850)
S&P 500 Index Mini Futures Contracts	4	Dec 2023	865,250	(37,561)
NASDAQ-100 Index Mini Futures Contracts	3	Dec 2023	892,035	(38,000)
			$2,765,285	$(109,411)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A.	Russell MidCap Growth Index Total Return	Pay	5.61% (Federal Funds Rate + 0.28%)	At Maturity	01/29/24	10,714	$48,204,536	$5,149,352

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
STYLEPLUS—MID GROWTH FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,431,787	$—	$—	$15,431,787
Mutual Funds	47,922,032	—	—	47,922,032
Money Market Fund	1,380,565	—	—	1,380,565
Equity Index Swap Agreements**	—	5,149,352	—	5,149,352
Total Assets	$64,734,384	$5,149,352	$—	$69,883,736

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$109,411	$—	$—	$109,411

**	This derivative is reported as unrealized appreciation/depreciation at period end.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
STYLEPLUS—MID GROWTH FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$22,990,350	$12,577,433	$(13,675,218)	$(460,982)	$735,379	$22,166,962	913,348	$1,152,979
Guggenheim Strategy Fund III	24,117,173	4,899,600	(5,623,812)	(206,384)	442,187	23,628,764	972,777	1,214,997
Guggenheim Ultra Short Duration Fund — Institutional Class	1,992,867	99,806	—	—	33,633	2,126,306	218,083	99,791
	$49,100,390	$17,576,839	$(19,299,030)	$(667,366)	$1,211,199	$47,922,032		$2,467,767

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $16,116,976)	$16,812,352
Investments in affiliated issuers, at value (cost $48,352,340)	47,922,032
Segregated cash with broker	216,898
Unrealized appreciation on OTC swap agreements	5,149,352
Prepaid expenses	33,455
Receivables:
Dividends	235,676
Fund shares sold	8,801
Interest	6,796
Total assets	70,385,362

Liabilities:
Overdraft due to custodian bank	4,545
Segregated cash due to broker	3,570,000
Payable for:
Swap settlement	1,704,842
Securities purchased	235,798
Management fees	40,635
Distribution and service fees	13,841
Fund accounting and administration fees	6,541
Variation margin on futures contracts	6,360
Transfer agentfees	3,912
Trustees’ fees*	465
Fund shares redeemed	196
Miscellaneous	49,969
Total liabilities	5,637,104
Net assets	$64,748,258

Net assets consist of:
Paid in capital	$85,102,686
Total distributable earnings (loss)	(20,354,428)
Net assets	$64,748,258

A-Class:
Net assets	$63,225,247
Capital shares outstanding	2,170,593
Net asset value per share	$29.13
Maximum offering price per share (Net asset value divided by 95.25%)	$30.58

C-Class:
Net assets	$556,155
Capital shares outstanding	51,078
Net asset value per share	$10.89

P-Class:
Net assets	$49,832
Capital shares outstanding	1,756
Net asset value per share	$28.38

Institutional Class:
Net assets	$917,024
Capital shares outstanding	31,479
Net asset value per share	$29.13

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $325)	$192,560
Dividends from securities of affiliated issuers	2,467,767
Interest	93,700
Total investment income	2,754,027

Expenses:
Management fees	494,887
Distribution and service fees:
A-Class	160,785
C-Class	6,094
P-Class	177
Transfer agent fees:
A-Class	77,327
C-Class	1,297
P-Class	349
Institutional Class	1,881
Interest expense	165,583
Registration fees	65,158
Professional fees	44,834
Fund accounting and administration fees	36,029
Custodian fees	16,225
Trustees’ fees*	13,944
Line of credit fees	2,187
Miscellaneous	12,836
Total expenses	1,099,593
Less:
Expenses waived by Adviser	(5,144)
Earnings credits applied	(1,281)
Total waived expenses	(6,425)
Net expenses	1,093,168
Net investment income	1,660,859

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(116,923)
Investments in affiliated issuers	(667,366)
Swap agreements	(22,219,474)
Futures contracts	25,500
Net realized loss	(22,978,263)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,913,611
Investments in affiliated issuers	1,211,199
Swap agreements	27,974,037
Futures contracts	17,820
Net change in unrealized appreciation (depreciation)	33,116,667
Net realized and unrealized gain	10,138,404
Net increase in net assets resulting from operations	$11,799,263

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,660,859	$324,608
Net realized gain (loss) on investments	(22,978,263)	17,885,118
Net change in unrealized appreciation (depreciation) on investments	33,116,667	(50,489,951)
Net increase (decrease) in net assets resulting from operations	11,799,263	(32,280,225)

Distributions to shareholders:
A-Class	(18,424,696)	(6,756,571)
C-Class	(356,411)	(132,465)
P-Class	(34,001)	(15,261)
Institutional Class	(258,969)	(94,156)
Total distributions to shareholders	(19,074,077)	(6,998,453)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,044,582	1,567,712
C-Class	26,052	27,151
P-Class	5,957	30,227
Institutional Class	374,605	430,972
Distributions reinvested
A-Class	17,671,252	6,449,689
C-Class	298,799	107,727
P-Class	34,001	15,261
Institutional Class	250,941	89,198
Cost of shares redeemed
A-Class	(15,576,440)	(10,782,195)
C-Class	(213,354)	(289,331)
P-Class	(80,078)	(102,638)
Institutional Class	(508,296)	(507,524)
Net increase (decrease) from capital share transactions	3,328,021	(2,963,751)
Net decrease in net assets	(3,946,793)	(42,242,429)

Net assets:
Beginning of year	68,695,051	110,937,480
End of year	$64,748,258	$68,695,051

Capital share activity:
Shares sold
A-Class	34,720	35,090
C-Class	2,227	1,116
P-Class	203	800
Institutional Class	13,235	10,243
Shares issued from reinvestment of distributions
A-Class	659,621	131,225
C-Class	29,643	3,936
P-Class	1,299	315
Institutional Class	9,384	1,814
Shares redeemed
A-Class	(481,994)	(256,009)
C-Class	(17,169)	(11,608)
P-Class	(2,987)	(2,436)
Institutional Class	(16,939)	(12,632)
Net increase (decrease) in shares	231,243	(98,146)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.22	$52.73	$45.98	$39.64	$49.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.76	.16	(.02)	.19	.45
Net gain (loss) on investments (realized and unrealized)	5.07	(15.32)	13.67	7.06	(1.58)
Total from investment operations	5.83	(15.16)	13.65	7.25	(1.13)
Less distributions from:
Net investment income	(.19)	—	(.20)	(.45)	(.41)
Net realized gains	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(10.92)	(3.35)	(6.90)	(.91)	(8.93)
Net asset value, end of period	$29.13	$34.22	$52.73	$45.98	$39.64

Total Return[b]	19.84%	(30.68%)	31.07%	18.57%	2.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,225	$67,014	$107,983	$89,469	$83,027
Ratios to average net assets:
Net investment income (loss)	2.52%	0.36%	(0.04%)	0.46%	1.13%
Total expenses[c]	1.66%	1.32%	1.34%	1.45%	1.44%
Net expenses[d]	1.65%	1.30%	1.28%	1.40%	1.41%
Portfolio turnover rate	82%	72%	44%	82%	73%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$18.92	$30.92	$29.40	$25.66	$35.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	(.15)	(.29)	(.10)	.08
Net gain (loss) on investments (realized and unrealized)	2.50	(8.50)	8.51	4.53	(1.68)
Total from investment operations	2.70	(8.65)	8.22	4.43	(1.60)
Less distributions from:
Net investment income	—	—	—	(.23)	—
Net realized gains	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(10.73)	(3.35)	(6.70)	(.69)	(8.52)
Net asset value, end of period	$10.89	$18.92	$30.92	$29.40	$25.66

Total Return[b]	18.85%	(31.33%)	29.88%	17.53%	1.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$556	$688	$1,327	$1,510	$1,683
Ratios to average net assets:
Net investment income (loss)	1.66%	(0.59%)	(0.94%)	(0.39%)	0.30%
Total expenses[c]	2.49%	2.25%	2.26%	2.32%	2.27%
Net expenses[d]	2.48%	2.23%	2.20%	2.28%	2.24%
Portfolio turnover rate	82%	72%	44%	82%	73%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$33.58	$51.96	$45.45	$39.17	$49.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	—	(.07)	.15	.41
Net gain (loss) on investments (realized and unrealized)	4.96	(15.03)	13.51	6.99	(1.58)
Total from investment operations	5.60	(15.03)	13.44	7.14	(1.17)
Less distributions from:
Net investment income	(.07)	—	(.23)	(.40)	(.26)
Net realized gains	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(10.80)	(3.35)	(6.93)	(.86)	(8.78)
Net asset value, end of period	$28.38	$33.58	$51.96	$45.45	$39.17

Total Return	19.40%	(30.90%)	30.92%	18.48%	2.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50	$109	$237	$116	$93
Ratios to average net assets:
Net investment income (loss)	2.09%	0.01%	(0.14%)	0.36%	1.04%
Total expenses[c]	1.97%	1.56%	1.43%	1.54%	1.55%
Net expenses[d]	1.96%	1.54%	1.37%	1.50%	1.51%
Portfolio turnover rate	82%	72%	44%	82%	73%

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$34.25	$52.71	$45.98	$39.64	$49.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.82	.22	.07	.24	.51
Net gain (loss) on investments (realized and unrealized)	5.05	(15.33)	13.65	7.09	(1.63)
Total from investment operations	5.87	(15.11)	13.72	7.33	(1.12)
Less distributions from:
Net investment income	(.26)	—	(.29)	(.53)	(.52)
Net realized gains	(10.73)	(3.35)	(6.70)	(.46)	(8.52)
Total distributions	(10.99)	(3.35)	(6.99)	(.99)	(9.04)
Net asset value, end of period	$29.13	$34.25	$52.71	$45.98	$39.64

Total Return	20.02%	(30.60%)	31.26%	18.79%	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$917	$884	$1,390	$1,311	$972
Ratios to average net assets:
Net investment income (loss)	2.72%	0.50%	0.14%	0.58%	1.28%
Total expenses[c]	1.49%	1.20%	1.17%	1.26%	1.31%
Net expenses[d]	1.49%	1.18%	1.11%	1.22%	1.28%
Portfolio turnover rate	82%	72%	44%	82%	73%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim World Equity Income Fund (“Fund”).The Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Evan Einstein, Managing Director and Portfolio Manager; and Douglas Makin, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 15.69%1, underperforming the MSCI World Index (Net), the Fund’s benchmark (“Benchmark”), which returned 21.95% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Global stocks over the past year initially benefited from more modest inflation readings, dovishness in the European Central Bank, and continued solid economic data from the U.S. But higher U.S. Treasury Bill yields, and the return of a more hawkish U.S. Federal Reserve eventually took their toll. The Fund’s positioning in lower-risk and higher-yielding stocks, compared with the Benchmark, contributed to its relative underperformance for the Reporting Period. The Fund’s strategy tends to create a bias toward value-oriented investments, which can be a drag on performance in up markets.

The leading detractor from return was security selection, with Information Technology, Communication Services, and Utilities sectors responsible for most of the relative underperformance. The Fund was also most underweight relative to the Benchmark in the Information Tech sector, which exacerbated the underperformance. An underweight in the Health Care sector and good selection in Materials were the largest positive contributors to the Fund’s return.

From a country perspective, the U.S. was the single largest relative detractor from return. Its impact is magnified as it is also the largest country represented in the Fund and the Benchmark. Canada, Israel, and the UK were the other leading detractors from return on a relative basis. Japan, the country with the second-largest weighting in the Fund, provided the largest positive relative contribution to return. This was due in part to the weakened currency, which translates to a boost to companies operating there. Although Europe as a whole was a detractor from return, Italy and Spain provided the large positive contributions.

The top individual contributors to the Fund were overweights in Sumitomo Corp. and tech companies Dell Technologies, Inc., Intel Corp., and Broadcom, Inc. The biggest detractors were an underweight in Technology company Nvidia Corp., and communication company Meta Platforms, Inc., and an overweight in SolarEdge Technologies, Inc (not held at 9/30/23).

How did the Fund use derivatives during the Reporting Period?

The Fund uses currency contract futures to hedge non-U.S. dollar equity positions, which helps to reduce volatility. Their contribution to performance in aggregate was positive, as the currency futures were active for much of the Reporting Period and the dollar strengthened against other currencies for much of the Reporting Period as well.

How was the Fund positioned at the end of the Reporting Period?

The continuing rise in interest rates and a historically wide valuation gap between growth and value sectors were among the factors that saw growth stocks solidly outperform value stocks over the Reporting Period. Compared with the Benchmark, the Fund is positioned more cautiously, as we anticipate continuing market volatility that defined much of the Reporting Period. We are also positioned for higher yield than the Benchmark as we aim to generate income.

The Fund was most overweight in the Industrials and Utilities sectors at the end of the Reporting Period, and most underweight in the Health Care, Communication Services, and Information Technology sectors. The currency hedge ended the Reporting Period with several active positions including the Japanese Yen and Euro as the U.S. dollar continued to strengthen.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Country Diversification

Country	% of Long-Term Investments
United States	66.1%
Japan	8.1%
Australia	5.0%
Canada	4.4%
United Kingdom	2.9%
Italy	1.9%
Spain	1.9%
Other	9.7%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	3.0%
Apple, Inc.	2.7%
Alphabet, Inc. — Class C	1.9%
NVIDIA Corp.	1.6%
UnitedHealth Group, Inc.	1.6%
Berkshire Hathaway, Inc. — Class B	1.5%
Amazon.com, Inc.	1.4%
Home Depot, Inc.	1.1%
Amgen, Inc.	1.1%
Walmart, Inc.	1.0%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	15.69%	5.10%	6.13%
A-Class Shares with sales charge†	10.19%	4.08%	5.61%
C-Class Shares	14.87%	4.31%	5.34%
C-Class Shares with CDSC‡	13.87%	4.31%	5.34%
Institutional Class Shares	15.97%	5.38%	6.40%
MSCI World Index (Net)	21.95%	7.26%	8.26%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	15.65%	5.09%	5.86%
MSCI World Index (Net)	21.95%	7.26%	7.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index (Net) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
WORLD EQUITY INCOME FUND

	Shares	Value
COMMON STOCKS† - 97.0%

Financial - 17.4%
Berkshire Hathaway, Inc. — Class B*	1,890	$662,067
National Australia Bank Ltd.††	21,450	398,188
ANZ Group Holdings Ltd.††	22,520	369,349
Goldman Sachs Group, Inc.	1,100	355,927
Banco Bilbao Vizcaya Argentaria S.A.††	43,570	352,665
Credit Agricole S.A.††	28,060	345,047
Citigroup, Inc.	8,370	344,258
Intesa Sanpaolo SpA††	131,700	337,366
Westpac Banking Corp.††	24,660	333,328
Banco Santander S.A.††	87,380	332,802
Public Storage REIT	1,200	316,224
Mediobanca Banca di Credito Finanziario SpA††	23,070	304,206
Capital One Financial Corp.	3,100	300,855
Simon Property Group, Inc. REIT	2,690	290,601
Swiss Life Holding AG††	450	280,017
T. Rowe Price Group, Inc.	2,600	272,662
AvalonBay Communities, Inc. REIT	1,571	269,804
AXA S.A.††	7,000	207,715
Amundi S.A.††,1	3,490	196,053
Legal & General Group plc††	69,760	188,143
ASX Ltd.††	4,000	146,306
Mizrahi Tefahot Bank Ltd.	4,000	144,968
Gaming and Leisure Properties, Inc. REIT	3,030	138,016
Chubb Ltd.	661	137,607
Healthcare Realty Trust, Inc. REIT	9,000	137,430
Assicurazioni Generali SpA††	6,000	122,494
Allianz AG††	500	119,007
Bank Hapoalim BM	12,000	106,726
Loews Corp.	1,600	101,296
Zurich Insurance Group AG††	200	91,523
Boston Properties, Inc. REIT	1,300	77,324
Total Financial		7,779,974

Technology - 16.6%
Microsoft Corp.	4,306	1,359,619
Apple, Inc.	7,174	1,228,261
NVIDIA Corp.	1,630	709,034
Texas Instruments, Inc.	2,889	459,380
Dell Technologies, Inc. — Class C	6,200	427,180
CGI, Inc.*	3,500	345,092
Check Point Software Technologies Ltd.*	2,390	318,539
Intel Corp.	8,598	305,659
Broadcom, Inc.	352	292,364
Workday, Inc. — Class A*	1,300	279,305
QUALCOMM, Inc.	2,300	255,438
Lam Research Corp.	400	250,708
Ricoh Company Ltd.††	27,920	240,894
Skyworks Solutions, Inc.	2,400	236,616
WiseTech Global Ltd.††	5,000	207,543
Cognizant Technology Solutions Corp. — Class A	2,800	189,672
HubSpot, Inc.*	300	147,750
Seiko Epson Corp.††	6,190	97,212
KLA Corp.	200	91,732
Total Technology		7,441,998

Consumer, Non-cyclical - 15.9%
UnitedHealth Group, Inc.	1,377	694,270
Amgen, Inc.	1,798	483,231
PepsiCo, Inc.	2,610	442,238
Johnson & Johnson	2,592	403,704
Unilever plc††	8,070	399,131
Japan Tobacco, Inc.††	15,900	365,830
McKesson Corp.	830	360,925
HCA Healthcare, Inc.	1,400	344,372
Colgate-Palmolive Co.	4,803	341,541
Sysco Corp.	4,860	321,003
Imperial Brands plc††	15,140	307,031
CK Hutchison Holdings Ltd.††	47,468	252,032
Laboratory Corporation of America Holdings	1,200	241,260
Archer-Daniels-Midland Co.	3,100	233,802
Tyson Foods, Inc. — Class A	4,300	217,107
Seagen, Inc.*	1,020	216,393
Cencora, Inc. — Class A	1,175	211,465
Thermo Fisher Scientific, Inc.	400	202,468
Cintas Corp.	390	187,594
Pfizer, Inc.	5,000	165,850
Bristol-Myers Squibb Co.	2,600	150,904
Viatris, Inc.	13,900	137,054
Elevance Health, Inc.	300	130,626
CSL Ltd.††	700	112,767
Bunge Ltd.	900	97,425
Kimberly-Clark Corp.	600	72,510
Total Consumer, Non-cyclical		7,092,533

Consumer, Cyclical - 13.7%
Home Depot, Inc.	1,609	486,176
Walmart, Inc.	2,900	463,797
Sumitomo Corp.††	19,900	397,166
Lowe’s Companies, Inc.	1,860	386,582
Honda Motor Co., Ltd.††	32,700	367,868
WW Grainger, Inc.	480	332,083
General Motors Co.	10,000	329,700
Ford Motor Co.	24,900	309,258
Tesla, Inc.*	1,200	300,264
Aisin Corp.††	7,500	283,390
Bayerische Motoren Werke AG††	2,670	271,227
Ferguson plc	1,600	263,152
Sekisui House Ltd.††	12,930	257,327
Target Corp.	2,200	243,254
Toromont Industries Ltd.	2,900	236,256
Isuzu Motors Ltd.††	16,100	202,404
Fastenal Co.	3,700	202,168
Canadian Tire Corporation Ltd. — Class A	1,529	164,460
InterContinental Hotels Group plc††	2,200	162,639
Lear Corp.	1,140	152,988

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
WORLD EQUITY INCOME FUND

	Shares	Value
Cummins, Inc.	500	$114,230
Costco Wholesale Corp.	200	112,992
Aristocrat Leisure Ltd.††	4,000	104,501
Total Consumer, Cyclical		6,143,882

Industrial - 12.5%
AP Moller - Maersk A/S — Class B††	220	395,766
United Parcel Service, Inc. — Class B	2,390	372,529
Illinois Tool Works, Inc.	1,538	354,217
Waste Connections, Inc.	2,500	335,750
Canadian National Railway Co.	3,010	326,063
Lockheed Martin Corp.	789	322,670
FedEx Corp.	1,200	317,904
Builders FirstSource, Inc.*	2,500	311,225
Snap-on, Inc.	1,090	278,015
Mitsui OSK Lines Ltd.††	9,720	267,098
Nippon Yusen K.K.††	9,890	256,794
Arrow Electronics, Inc.*	1,680	210,403
J.B. Hunt Transport Services, Inc.	1,100	207,372
CCL Industries, Inc. — Class B	4,790	201,112
Kawasaki Kisen Kaisha Ltd.††	5,600	191,106
Expeditors International of Washington, Inc.	1,500	171,945
Amphenol Corp. — Class A	1,980	166,300
Garmin Ltd.	1,400	147,280
ACS Actividades de Construccion y Servicios S.A.††	4,000	143,822
Obayashi Corp.††	14,000	123,199
Mettler-Toledo International, Inc.*	100	110,807
Packaging Corporation of America	624	95,815
Owens Corning	700	95,487
Poste Italiane SpA††,1	9,000	94,527
CH Robinson Worldwide, Inc.	800	68,904
Total Industrial		5,566,110

Energy - 6.6%
Phillips 66	3,840	461,376
Marathon Petroleum Corp.	2,720	411,645
Valero Energy Corp.	2,640	374,114
Woodside Energy Group Ltd.††	14,040	326,431
HF Sinclair Corp.	4,560	259,601
Ampol Ltd.††	9,800	211,574
Chevron Corp.	1,090	183,796
Cheniere Energy, Inc.	1,100	182,556
ENEOS Holdings, Inc.††	40,000	157,446
Galp Energia SGPS S.A. — Class B††	9,000	133,330
Exxon Mobil Corp.	1,000	117,580
Imperial Oil Ltd.	1,400	116,793
Total Energy		2,936,242

Communications - 5.7%
Alphabet, Inc. — Class C*	6,435	848,455
Amazon.com, Inc.*	4,838	615,006
Zillow Group, Inc. — Class C*	4,830	222,953
HKT Trust & HKT Ltd.††	201,950	210,604
Meta Platforms, Inc. — Class A*	600	180,126
Motorola Solutions, Inc.	544	148,098
Nice Ltd.*	670	113,428
Verizon Communications, Inc.	3,381	109,578
WPP plc††	12,240	109,016
Total Communications		2,557,264

Utilities - 4.8%
Duke Energy Corp.	4,175	368,486
DTE Energy Co.	2,980	295,854
Consolidated Edison, Inc.	3,400	290,802
Centrica plc††	130,400	245,181
Power Assets Holdings Ltd.††	46,000	222,175
Southern Co.	2,975	192,542
Sempra	2,400	163,272
Emera, Inc.	3,480	121,532
Public Service Enterprise Group, Inc.	1,500	85,365
Dominion Energy, Inc.	1,800	80,406
Exelon Corp.	2,010	75,958
Total Utilities		2,141,573

Basic Materials - 3.6%
Nippon Steel Corp.††	15,350	359,624
LyondellBasell Industries N.V. — Class A	3,788	358,724
Nucor Corp.	2,100	328,335
International Paper Co.	6,193	219,666
Steel Dynamics, Inc.	2,000	214,440
Reliance Steel & Aluminum Co.	500	131,115
Total Basic Materials		1,611,904

Total Common Stocks
(Cost $42,704,413)		43,271,480

EXCHANGE-TRADED FUNDS† - 1.7%
iShares MSCI EAFE ETF	5,623	387,538
SPDR S&P 500 ETF Trust	894	382,167
Total Exchange-Traded Funds
(Cost $790,541)		769,705

MONEY MARKET FUND† - 0.5%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.22%[2]	233,728	233,728
Total Money Market Fund
(Cost $233,728)		233,728

Total Investments - 99.0%
(Cost $43,728,682)		$44,274,913
Other Assets & Liabilities, net - 1.0%		449,450
Total Net Assets - 100.0%		$44,724,363

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
WORLD EQUITY INCOME FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	45	Dec 2023	$3,811,219	$89,824
Euro FX Futures Contracts	22	Dec 2023	2,917,062	53,750
British Pound Futures Contracts	19	Dec 2023	1,449,225	39,851
			$8,177,506	$183,425

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $290,580 (cost $321,146), or 0.6% of total net assets.

[2]	Rate indicated is the 7-day yield as of September 30, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$31,670,616	$11,600,864	$—	$43,271,480
Exchange-Traded Funds	769,705	—	—	769,705
Money Market Fund	233,728	—	—	233,728
Currency Futures Contracts**	183,425	—	—	183,425
Total Assets	$32,857,474	$11,600,864	$—	$44,458,338

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $43,728,682)	$44,274,913
Foreign currency, at value (cost $18,055)	18,700
Segregated cash with broker	251,000
Prepaid expenses	41,152
Receivables:
Securities sold	789,153
Foreign tax reclaims	75,348
Dividends	64,065
Interest	803
Fund shares sold	530
Variation margin on futures contracts	500
Total assets	45,516,164

Liabilities:
Overdraft due to custodian bank	2,086
Payable for:
Securities purchased	626,790
Fund shares redeemed	88,408
Distribution and service fees	10,483
Management fees	8,352
Transfer agent fees	5,417
Fund accounting and administration fees	5,327
Distributions to shareholders	4,765
Trustees’ fees*	1,163
Miscellaneous	39,010
Total liabilities	791,801
Net assets	$44,724,363

Net assets consist of:
Paid in capital	$44,333,242
Total distributable earnings (loss)	391,121
Net assets	$44,724,363

A-Class:
Net assets	$39,183,675
Capital shares outstanding	2,761,009
Net asset value per share	$14.19
Maximum offering price per share (Net asset value divided by 95.25%)	$14.90

C-Class:
Net assets	$2,644,621
Capital shares outstanding	228,255
Net asset value per share	$11.59

P-Class:
Net assets	$94,435
Capital shares outstanding	6,590
Net asset value per share	$14.33

Institutional Class:
Net assets	$2,801,632
Capital shares outstanding	199,037
Net asset value per share	$14.08

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $120,286)	$1,373,153
Interest	9,232
Total investment income	1,382,385

Expenses:
Management fees	320,156
Distribution and service fees:
A-Class	99,384
C-Class	27,204
P-Class	195
Transfer agent fees:
A-Class	62,339
C-Class	4,396
P-Class	314
Institutional Class	4,945
Registration fees	61,500
Professional fees	45,259
Fund accounting and administration fees	27,875
Custodian fees	16,370
Trustees’ fees*	12,731
Line of credit fees	1,574
Miscellaneous	13,641
Total expenses	697,883
Less:
Expenses reimbursed by Adviser:
A-Class	(62,164)
C-Class	(4,381)
P-Class	(313)
Institutional Class	(4,929)
Expenses waived by Adviser	(71,170)
Total waived/reimbursed expenses	(142,957)
Net expenses	554,926
Net investment income	827,459

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(126,502)
Futures contracts	356,540
Foreign currency transactions	(33,285)
Net realized gain	196,753
Net change in unrealized appreciation (depreciation) on:
Investments	5,652,331
Futures contracts	(101,241)
Foreign currency translations	6,933
Net change in unrealized appreciation (depreciation)	5,558,023
Net realized and unrealized gain	5,754,776
Net increase in net assets resulting from operations	$6,582,235

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$827,459	$949,839
Net realized gain (loss) on investments	196,753	(159,738)
Net change in unrealized appreciation (depreciation) on investments	5,558,023	(7,578,951)
Net increase (decrease) in net assets resulting from operations	6,582,235	(6,788,850)

Distributions to shareholders:
A-Class	(722,703)	(10,744,755)
C-Class	(29,606)	(873,734)
P-Class	(1,387)	(28,439)
Institutional Class	(62,449)	(968,069)
Total distributions to shareholders	(816,145)	(12,614,997)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,839,546	1,877,448
C-Class	303,253	269,648
P-Class	23,194	3,577
Institutional Class	359,897	5,857,937
Distributions reinvested
A-Class	695,071	10,254,795
C-Class	29,606	870,099
P-Class	1,233	28,438
Institutional Class	62,113	962,451
Cost of shares redeemed
A-Class	(4,132,861)	(4,367,556)
C-Class	(536,800)	(560,409)
P-Class	(275)	(48,299)
Institutional Class	(3,906,719)	(2,193,005)
Net increase (decrease) from capital share transactions	(5,262,742)	12,955,124
Net increase (decrease) in net assets	503,348	(6,448,723)

Net assets:
Beginning of year	44,221,015	50,669,738
End of year	$44,724,363	$44,221,015

Capital share activity:
Shares sold
A-Class	130,111	126,711
C-Class	26,132	21,381
P-Class	1,612	242
Institutional Class	25,667	390,214
Shares issued from reinvestment of distributions
A-Class	48,930	659,255
C-Class	2,549	68,252
P-Class	86	1,802
Institutional Class	4,415	62,780
Shares redeemed
A-Class	(292,035)	(278,966)
C-Class	(47,251)	(44,338)
P-Class	(18)	(3,361)
Institutional Class	(293,795)	(150,633)
Net increase (decrease) in shares	(393,597)	853,339

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.49	$18.73	$15.03	$15.26	$15.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.28	.20	.35
Net gain (loss) on investments (realized and unrealized)	1.70	(1.97)	3.79	(.12)[g]	(.36)
Total from investment operations	1.96	(1.68)	4.07	.08	(.01)
Less distributions from:
Net investment income	(.25)	(.34)	(.34)	(.27)	(.37)
Net realized gains	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.26)	(4.56)	(.37)	(.31)	(.50)
Net asset value, end of period	$14.19	$12.49	$18.73	$15.03	$15.26

Total Return[b]	15.69%	(13.44%)	27.13%	0.60%	0.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,183	$35,905	$44,337	$37,911	$60,639
Ratios to average net assets:
Net investment income (loss)	1.84%	1.87%	1.55%	1.36%	2.39%
Total expenses[c]	1.50%	1.39%	1.45%	1.48%	1.37%
Net expenses[d,e,f]	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	156%	162%	191%	192%	127%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.20	$16.03	$12.87	$13.06	$13.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	.14	.13	.08	.21
Net gain (loss) on investments (realized and unrealized)	1.39	(1.56)	3.24	(.10)[g]	(.33)
Total from investment operations	1.52	(1.42)	3.37	(.02)	(.12)
Less distributions from:
Net investment income	(.12)	(.19)	(.18)	(.13)	(.22)
Net realized gains	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.13)	(4.41)	(.21)	(.17)	(.35)
Net asset value, end of period	$11.59	$10.20	$16.03	$12.87	$13.06

Total Return[b]	14.87%	(14.11%)	26.22%	(0.13%)	(0.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,645	$2,518	$3,230	$2,893	$3,366
Ratios to average net assets:
Net investment income (loss)	1.10%	1.12%	0.81%	0.67%	1.64%
Total expenses[c]	2.25%	2.20%	2.28%	2.40%	2.28%
Net expenses[d,e,f]	1.94%	1.95%	1.96%	1.97%	1.97%
Portfolio turnover rate	156%	162%	191%	192%	127%

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.60	$18.91	$15.17	$15.38	$15.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.29	.30	.20	.36
Net gain (loss) on investments (realized and unrealized)	1.71	(1.99)	3.80	(.11)[g]	(.39)
Total from investment operations	1.97	(1.70)	4.10	.09	(.03)
Less distributions from:
Net investment income	(.23)	(.39)	(.33)	(.26)	(.38)
Net realized gains	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.24)	(4.61)	(.36)	(.30)	(.51)
Net asset value, end of period	$14.33	$12.60	$18.91	$15.17	$15.38

Total Return	15.65%	(13.44%)	27.10%	0.66%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94	$62	$118	$94	$129
Ratios to average net assets:
Net investment income (loss)	1.80%	1.82%	1.61%	1.36%	2.38%
Total expenses[c]	1.74%	1.62%	1.53%	1.56%	1.44%
Net expenses[d,e,f]	1.19%	1.20%	1.21%	1.22%	1.22%
Portfolio turnover rate	156%	162%	191%	192%	127%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$12.40	$18.61	$14.94	$15.16	$15.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.36	.33	.25	.39
Net gain (loss) on investments (realized and unrealized)	1.70	(1.98)	3.75	(.13)[g]	(.37)
Total from investment operations	1.98	(1.62)	4.08	.12	.02
Less distributions from:
Net investment income	(.29)	(.37)	(.38)	(.30)	(.44)
Net realized gains	(.01)	(4.22)	(.03)	(.04)	(.13)
Total distributions	(.30)	(4.59)	(.41)	(.34)	(.57)
Net asset value, end of period	$14.08	$12.40	$18.61	$14.94	$15.16

Total Return	15.97%	(13.18%)	27.38%	0.92%	0.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,802	$5,736	$2,985	$2,513	$3,458
Ratios to average net assets:
Net investment income (loss)	1.99%	2.36%	1.82%	1.66%	2.67%
Total expenses[c]	1.24%	1.13%	1.21%	1.50%	1.17%
Net expenses[d,e,f]	0.94%	0.95%	0.96%	0.97%	0.97%
Portfolio turnover rate	156%	162%	191%	192%	127%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	—	0.01%	—	—	0.00%*
C-Class	—	0.00%*	—	—	—
P-Class	—	0.00%*	—	—	—
Institutional Class	—	0.01%	0.02%	—	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.18%	1.20%	1.21%	1.22%	1.22%
C-Class	1.93%	1.95%	1.96%	1.97%	1.97%
P-Class	1.18%	1.20%	1.21%	1.22%	1.22%
Institutional Class	0.93%	0.95%	0.96%	0.97%	0.97%

[g]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to the fluctuating market value of the investments of the Fund.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds.

This report covers the following funds (collectively, the “Funds”):

Fund	Investment Company Type
Alpha Opportunity Fund	Diversified
Large Cap Value Fund	Diversified
Market Neutral Real Estate Fund	Diversified
Risk Managed Real Estate Fund	Diversified
Small Cap Value Fund	Diversified
StylePlus—Large Core Fund	Diversified
StylePlus—Mid Growth Fund	Diversified
World Equity Income Fund	Diversified

At September 30, 2023, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operate under the name Guggenheim Investments (“GI”), provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts. (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of swap agreements entered into by a Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Funds’ Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Funds’ Statements of Operations.

(k) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$3,477,681	$—
StylePlus—Mid Growth Fund	Index exposure	2,094,825	—
World Equity Income Fund	Hedge	—	2,620,951

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$166,465,138	$—
StylePlus—Mid Growth Fund	Index exposure	49,729,715	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$16,876,397	$33,610,031
Market Neutral Real Estate Fund	Hedge	—	24,885,511
Risk Managed Real Estate Fund	Hedge, Leverage	52,667,631	49,148,092

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency/Equity futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2023
Alpha Opportunity Fund	$—	$2,180,789	$—	$2,180,789
Market Neutral Real Estate Fund	—	3,900,187	—	3,900,187
Risk Managed Real Estate Fund	—	10,413,513	—	10,413,513
StylePlus—Large Core Fund	—	21,088,775	—	21,088,775
StylePlus—Mid Growth Fund	—	5,149,352	—	5,149,352
World Equity Income Fund	—	—	183,425	183,425

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Foreign Currency Exchange Risk*	Total Value at September 30, 2023
Risk Managed Real Estate Fund	$—	$3,333,686	$—	$3,333,686
StylePlus—Large Core Fund	56,341	—	—	56,341
StylePlus—Mid Growth Fund	109,411	—	—	109,411

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency/Equity futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Equity swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$1,169,204	$—	$1,169,204
Market Neutral Real Estate Fund	—	1,791,735	—	1,791,735
Risk Managed Real Estate Fund	—	(248,222)	—	(248,222)
StylePlus—Large Core Fund	231,814	(37,756,615)	—	(37,524,801)
StylePlus—Mid Growth Fund	25,500	(22,219,474)	—	(22,193,974)
World Equity Income Fund	—	—	356,540	356,540

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Foreign Currency Exchange Risk	Total
Alpha Opportunity Fund	$—	$(1,078,261)	$—	$(1,078,261)
Market Neutral Real Estate Fund	—	(812,638)	—	(812,638)
Risk Managed Real Estate Fund	—	(1,512,665)	—	(1,512,665)
StylePlus—Large Core Fund	183,408	61,878,961	—	62,062,369
StylePlus—Mid Growth Fund	17,820	27,974,037	—	27,991,857
World Equity Income Fund	—	—	(101,241)	(101,241)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Custom basket swap agreements	$2,180,789	$—	2,180,789	—	—	$2,180,789
Market Neutral Real Estate Fund	Custom basket swap agreements	3,900,187	—	3,900,187	—	(2,640,000)	1,260,187
Risk Managed Real Estate Fund	Custom basket swap agreements	10,413,513	—	10,413,513	(3,333,686)	(3,533,030)	3,546,797
StylePlus—Large Core Fund	Swap equity contacts	21,088,775	—	21,088,775	—	(15,890,000)	5,198,775
StylePlus—Mid Growth Fund	Swap equity contracts	5,149,352	—	5,149,352	—	(3,570,000)	1,576,352

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Risk Managed Real Estate Fund	Custom basket swap agreements	$3,333,686	$–	$3,333,686	$(3,333,686)	$–	$–

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Market Neutral Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	$—	$770,000
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	1,870,000
Market Neutral Real Estate Fund Total				2,640,000
Risk Managed Real Estate Fund	Goldman Sachs International	Custom basket swap agreements	730,000	—
	Morgan Stanley Capital Services LLC	Custom basket swap agreements	—	3,533,030
Risk Managed Real Estate Fund Total			730,000	3,533,030
StylePlus—Large Core Fund	Morgan Stanley Capital Services LLC	Futures contracts	200,000	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	15,890,000
StylePlus—Large Core Fund Total			200,000	15,890,000
StylePlus—Mid Growth Fund	Morgan Stanley Capital Services LLC	Futures contracts	216,898	—
	Wells Fargo Bank, N.A.	Total return swap agreements	—	3,570,000
StylePlus—Mid Growth Fund Total			216,898	3,570,000
World Equity Income Fund	BofA Securities, Inc.	Futures contracts	251,000	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/25
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/25
Alpha Opportunity Fund – P-Class	1.76%	05/31/17	02/01/25
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/25
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/25
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/25
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/25
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/25
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/25
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/25
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/25
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/25

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

	Limit	Effective Date	Contract End Date
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/25
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/25
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/25
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/25
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/25
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/25
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/25
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/25
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/25
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/25
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/25
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/25

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2024	2025	2026	Total
Alpha Opportunity Fund
A-Class	$5,716	$4,189	$4,612	$14,517
C-Class	739	584	502	1,825
P-Class	2,910	971	1,774	5,655
Institutional Class	—	—	8,730	8,730
Large Cap Value Fund
A-Class	115,360	99,071	106,239	320,670
C-Class	5,446	5,729	5,870	17,045
P-Class	961	796	522	2,279
Institutional Class	3,072	6,589	11,209	20,870
Market Neutral Real Estate Fund
A-Class	20,606	7,180	2,380	30,166
C-Class	888	689	524	2,101
P-Class	15,753	6,928	3,895	26,576
Institutional Class	103,050	121,875	95,116	320,041
Risk Managed Real Estate Fund
A-Class	—	—	1,314	1,314
C-Class	—	334	581	915
P-Class	834	6,841	4,114	11,789
Institutional Class	—	—	—	—
Small Cap Value Fund
A-Class	126,091	98,289	91,810	316,190
C-Class	24,783	14,817	10,065	49,665
P-Class	1,282	2,097	2,852	6,231
Institutional Class	38,236	44,992	44,148	127,376
World Equity Income Fund
A-Class	103,050	78,363	111,813	293,226
C-Class	10,532	7,540	7,790	25,862
P-Class	336	408	411	1,155
Institutional Class	7,366	7,859	8,688	23,913

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2023, GI recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$13,191
Market Neutral Real Estate Fund	464
Risk Managed Real Estate Fund	69,899

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the investing Fund’s adviser waived fees related to investments in affiliated funds for the following Funds:

Fund	Amount Waived
StylePlus—Large Core Fund	$87,068
StylePlus—Mid Growth Fund	5,144

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2023, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	77%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Alpha Opportunity Fund	$205,930	$—	$—	$205,930
Large Cap Value Fund	537,701	3,093,835	—	3,631,536
Market Neutral Real Estate Fund	111,384	—	—	111,384
Risk Managed Real Estate Fund	9,734,314	18,153,953	2,638,803	30,527,070
Small Cap Value Fund	78,299	250,781	—	329,080
StylePlus—Large Core Fund	1,947,148	57,379,626	—	59,326,774
StylePlus—Mid Growth Fund	326,968	18,747,109	—	19,074,077
World Equity Income Fund	792,315	23,830	—	816,145

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$282,314	$—	$282,314
Large Cap Value Fund	570,132	2,127,841	2,697,973
Market Neutral Real Estate Fund	161,651	—	161,651
Risk Managed Real Estate Fund	26,745,499	6,663,532	33,409,031
Small Cap Value Fund	—	31,116	31,116
StylePlus—Large Core Fund	8,865,934	3,412,498	12,278,432
StylePlus—Mid Growth Fund	5,134,467	1,863,986	6,998,453
World Equity Income Fund	10,456,355	2,158,642	12,614,997

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$199,681	$—	$1,845,175	$(26,871,858)	$—	$(24,827,002)
Large Cap Value Fund	674,731	3,299,408	3,591,756	—	—	7,565,895
Market Neutral Real Estate Fund	1,115,104	—	1,449,889	(3,460,719)	—	(895,726)
Risk Managed Real Estate Fund	—	—	(40,222,768)	(2,038,164)	(3,129,119)	(45,390,051)
Small Cap Value Fund	82,744	336,090	(178,262)	—	—	240,572
StylePlus—Large Core Fund	5,630,586	—	19,967,423	(40,316,776)	—	(14,718,767)
StylePlus—Mid Growth Fund	1,661,785	—	4,838,558	(26,854,771)	—	(20,354,428)
World Equity Income Fund	104,682	—	419,842	(133,403)	—	391,121

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Funds were as follows:

Fund	Unlimited		Total Capital Loss Carryforward
	Short-Term	Long-Term
Alpha Opportunity Fund	$(21,038,059)	$(5,833,799)	$(26,871,858)
Market Neutral Real Estate Fund	(2,482,907)	(977,812)	(3,460,719)
Risk Managed Real Estate Fund	(681,926)	—	(681,926)
StylePlus—Large Core Fund	(3,525,878)	(36,790,898)	(40,316,776)
StylePlus—Mid Growth Fund	(8,287,378)	(18,567,393)	(26,854,771)
World Equity Income Fund	(133,403)	—	(133,403)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2023, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Alpha Opportunity Fund	$2,170,035
Market Neutral Real Estate Fund	292,217

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of securities sold short, dividends payable, distribution reclasses, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Large Cap Value Fund	$586,812	$(586,812)
Risk Managed Real Estate Fund	343,965	(343,965)
Small Cap Value Fund	276,854	(276,854)
StylePlus—Large Core Fund	1,510	(1,510)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$33,388,029	$3,477,912	$(1,632,737)	$1,845,175
Large Cap Value Fund	31,903,140	5,641,753	(2,049,997)	3,591,756
Market Neutral Real Estate Fund	50,385,958	4,292,020	(2,842,131)	1,449,889
Risk Managed Real Estate Fund	363,606,792	21,043,523	(61,266,291)	(40,222,768)
Small Cap Value Fund	5,687,257	542,648	(720,910)	(178,262)
StylePlus—Large Core Fund	210,379,296	24,459,080	(4,491,657)	19,967,423
StylePlus—Mid Growth Fund	65,045,178	6,267,654	(1,429,096)	4,838,558
World Equity Income Fund	43,850,215	2,775,449	(2,350,751)	424,698

Note 7 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$95,587,706	$94,307,655
Large Cap Value Fund	7,237,153	14,560,951
Market Neutral Real Estate Fund	19,393,835	13,393,114
Risk Managed Real Estate Fund	87,875,632	126,514,132
Small Cap Value Fund	4,811,286	6,469,445
StylePlus—Large Core Fund	115,085,324	111,237,903
StylePlus—Mid Growth Fund	52,051,581	60,527,262
World Equity Income Fund	70,849,087	75,533,420

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 9 – Large Shareholder Risk

As of September 30, 2023, 77.3% of the Alpha Opportunity Fund (the “Fund”) was held by Guggenheim Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 10 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy or industry and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	100.00%	100.00%	1.80%	0.00%
Large Cap Value Fund	100.00%	100.00%	2.59%	100.00%
Market Neutral Real Estate Fund	9.52%	9.52%	13.41%	0.00%
Risk Managed Real Estate Fund	0.66%	0.66%	6.18%	0.00%
Small Cap Value Fund	100.00%	100.00%	1.81%	0.00%
StylePlus—Large Core Fund	25.78%	23.07%	24.58%	0.00%
StylePlus—Mid Growth Fund	12.02%	8.42%	0.32%	0.00%
World Equity Income Fund	100.00%	62.10%	1.34%	0.00%

With respect to the taxable year ended September 30, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Large Cap Value Fund	$3,093,835	$584,434
Risk Managed Real Estate Fund	18,153,953	—
Small Cap Value Fund	250,781	276,663
StylePlus—Large Core Fund	57,379,626	—
StylePlus—Mid Growth Fund	18,747,109	—
World Equity Income Fund	23,830	—

Final regulations dated June 24, 2020 enable a regulated investment company to pay Section 199A dividends to its shareholders. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate tax payers a deduction of up to 20% of qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentages of Market Neutral Real Estate Fund’s and Risk Manage Real Estate Fund’s ordinary income and short-term capital gain distributions, if any, for the purpose of the Section 199A deduction was 39.28% and 80.09%, respectively.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

OTHER INFORMATION (Unaudited)(continued)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	●	Guggenheim Core Bond Fund (“Core Bond Fund”)*
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**
●	Guggenheim High Yield Fund (“High Yield Fund”)*	●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*
●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)** [1]
●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)*
●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*
●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*
●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**
●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

OTHER INFORMATION (Unaudited)(continued)

contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

OTHER INFORMATION (Unaudited)(continued)

performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

OTHER INFORMATION (Unaudited)(continued)

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm)(1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. . (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE - concluded
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Core Bond Fund
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	19
CORE BOND FUND	39
MUNICIPAL INCOME FUND	67
NOTES TO FINANCIAL STATEMENTS	80
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	100
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	111
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	117
LIQUIDITY RISK MANAGEMENT PROGRAM	120

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Fund” or “Funds”) for the annual fiscal period ended September 30, 2023 (the “Reporting Period”).

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,

Guggenheim Partners Investment Management, LLC,

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk. ● The Fund’s investments in other investment vehicles subject the fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships(“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Core Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ●Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ●The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state, municipality or project, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index (LC) of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.72%	1.84%	$1,000.00	$1,018.40	$3.64
C-Class	1.46%	1.44%	1,000.00	1,014.40	7.37
P-Class	0.70%	1.85%	1,000.00	1,018.50	3.54
Institutional Class	0.47%	1.93%	1,000.00	1,019.30	2.38
High Yield Fund
A-Class	1.15%	2.46%	1,000.00	1,024.60	5.84
C-Class	1.92%	2.07%	1,000.00	1,020.70	9.73
P-Class	1.16%	2.56%	1,000.00	1,025.60	5.89
Institutional Class	0.91%	2.57%	1,000.00	1,025.70	4.62
R6-Class	0.80%	2.64%	1,000.00	1,026.40	4.06
Core Bond Fund
A-Class	0.92%	(3.56%)	1,000.00	964.40	4.53
C-Class	1.63%	(3.94%)	1,000.00	960.60	8.01
P-Class	0.87%	(3.56%)	1,000.00	964.40	4.28
Institutional Class	0.58%	(3.43%)	1,000.00	965.70	2.86
Municipal Income Fund
A-Class	0.78%	(5.28%)	1,000.00	947.20	3.81
C-Class	1.54%	(5.65%)	1,000.00	943.50	7.50
P-Class	0.78%	(5.28%)	1,000.00	947.20	3.81
Institutional Class	0.53%	(5.16%)	1,000.00	948.40	2.59

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.72%	5.00%	$1,000.00	$1,021.46	$3.65
C-Class	1.46%	5.00%	1,000.00	1,017.75	7.38
P-Class	0.70%	5.00%	1,000.00	1,021.56	3.55
Institutional Class	0.47%	5.00%	1,000.00	1,022.71	2.38
High Yield Fund
A-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
C-Class	1.92%	5.00%	1,000.00	1,015.44	9.70
P-Class	1.16%	5.00%	1,000.00	1,019.25	5.87
Institutional Class	0.91%	5.00%	1,000.00	1,020.51	4.61
R6-Class	0.80%	5.00%	1,000.00	1,021.06	4.05
Core Bond Fund
A-Class	0.92%	5.00%	1,000.00	1,020.46	4.66
C-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
P-Class	0.87%	5.00%	1,000.00	1,020.71	4.41
Institutional Class	0.58%	5.00%	1,000.00	1,022.16	2.94
Municipal Income Fund
A-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.78%	5.00%	1,000.00	1,021.16	3.95
Institutional Class	0.53%	5.00%	1,000.00	1,022.41	2.69

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the period would be:

	A-Class	C-Class	P-Class	Institutional Class	R6-Class
Diversified Income Fund	0.71%	1.45%	0.70%	0.46%	N/A
High Yield Fund	1.12%	1.89%	1.14%	0.88%	0.77%
Core Bond Fund	0.76%	1.52%	0.77%	0.47%	N/A
Municipal Income Fund	0.77%	1.53%	0.77%	0.52%	N/A

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Diversified Income Fund (“Fund”). The Fund is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director, Portfolio Manager and Assistant Chief Investment Officer, Equities; and Qi Yan, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 10.35%1 , outperforming the Bloomberg U.S.Aggregate Bond Index, the Fund’s primary benchmark (“Benchmark”), which returned 0.64% for the same period. The 70% Bloomberg U.S.Aggregate Bond Index / 30% MSCI World Index, the Fund’s secondary benchmark, returned 6.85%.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund outperformed its primary benchmark by almost 10 percentage points during the Reporting Period. On average, the Fund allocated 50% to fixed income, 40% to equity, 9% to closed-end funds, with the remainder in cash. The fixed-income component outperformed its benchmark by 8.17% and the equity component underperformed its benchmark by 7.25%. However, the Fund’s decision to overweight equity relative to the secondary benchmark was the main detractor in asset allocation. Overall, allocation effect and selection effect contributed 2.96% and 1.56%, respectively, before fees.

How was the Fund positioned at the end of the Reporting Period?

At the end of the Reporting Period, the Fund maintained the same equity/fixed income allocation that it had during the Reporting Period, and some of the funds within each asset class. This is due to the Fund’s long-term approach to allocation decisions, in which few changes are made within a single Reporting Period.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings	% of Total Net Assets
Guggenheim High Yield Fund — R6-Class	25.4%
Guggenheim RBP Large-Cap Market Fund — Institutional Class	19.3%
Guggenheim Floating Rate Strategies Fund — R6-Class	10.6%
Guggenheim Core Bond Fund — Institutional Class	9.6%
Guggenheim RBP Dividend Fund — Institutional Class	9.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.2%
Guggenheim World Equity Income Fund — Institutional Class	5.1%
Guggenheim Risk Managed Real Estate Fund — Institutional Class	4.8%
ClearBridge MLP & Midstream Total Return Fund, Inc.	0.3%
KKR Income Opportunities Fund	0.3%
Top Ten Total	90.2%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (01/29/16)
A-Class Shares	10.35%	2.39%	4.00%
A-Class Shares with sales charge†	5.95%	1.56%	3.45%
C-Class Shares	9.51%	1.63%	3.23%
C-Class Shares with CDSC‡	8.51%	1.63%	3.23%
P-Class Shares	10.34%	2.38%	3.99%
Institutional Class Shares	10.63%	2.64%	4.25%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	0.47%
70% Bloomberg U.S. Aggregate Bond Index/30% MSCI World Index	6.85%	2.59%	3.58%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index and MSCI World Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.00%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2023
DIVERSIFIED INCOME FUND

	Shares	Value
MUTUAL FUNDS† - 89.6%
Guggenheim High Yield Fund — R6-Class[1]	202,859	$1,908,905
Guggenheim RBP Large-Cap Market Fund — Institutional Class[1]	135,585	1,449,403
Guggenheim Floating Rate Strategies Fund — R6-Class[1]	32,515	798,232
Guggenheim Core Bond Fund — Institutional Class[1]	46,447	721,321
Guggenheim RBP Dividend Fund — Institutional Class[1]	60,265	719,569
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	39,734	387,411
Guggenheim World Equity Income Fund — Institutional Class[1]	27,300	384,380
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	12,950	362,587
Total Mutual Funds
(Cost $7,262,607)		6,731,808

CLOSED-END FUNDS† - 9.1%
ClearBridge MLP & Midstream Total Return Fund, Inc.	750	24,052
KKR Income Opportunities Fund	1,850	22,126
Apollo Senior Floating Rate Fund, Inc.	1,550	20,832
PIMCO Corporate & Income Strategy Fund	1,700	20,689
BlackRock Floating Rate Income Strategies Fund, Inc.	1,600	20,192
PIMCO Dynamic Income Fund	1,145	19,786
First Trust Energy Income and Growth Fund	1,500	19,725
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,650	19,553
BlackRock Floating Rate Income Trust	1,600	19,296
BlackRock Limited Duration Income Trust	1,400	18,032
abrdn Income Credit Strategies Fund	2,584	17,573
Neuberger Berman High Yield Strategies Fund, Inc.	2,317	17,447
Voya Infrastructure Industrials and Materials Fund	1,850	17,445
Blackstone Strategic Credit Fund	1,550	17,034
Western Asset High Income Fund II, Inc.	3,798	16,939
Eaton Vance Tax-Advantaged Dividend Income Fund	797	16,880
Calamos Convertible Opportunities and Income Fund	1,594	16,753
Voya Global Equity Dividend and Premium Opportunity Fund	3,400	16,660
DoubleLine Income Solutions Fund	1,400	16,408
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	1,370	16,399
BlackRock Enhanced Equity Dividend Trust	2,100	15,981
Pioneer High Income Fund, Inc.	2,350	15,769
Eaton Vance Tax-Managed Buy-Write Income Fund	1,250	15,763
Western Asset Premier Bond Fund	1,550	15,639
Eaton Vance Enhanced Equity Income Fund II	908	15,599
PIMCO High Income Fund	3,500	15,470
Royce Value Trust, Inc.	1,195	15,380
PGIM High Yield Bond Fund, Inc.	1,300	15,314
John Hancock Preferred Income Fund	1,050	15,298
Invesco High Income Trust II	1,525	15,158
Eaton Vance Limited Duration Income Fund	1,650	14,916
John Hancock Income Securities Trust	1,450	14,877
Virtus Diversified Income & Convertible Fund	779	14,536
BlackRock Credit Allocation Income Trust	1,500	14,520
John Hancock Investors Trust	1,178	14,313
Cohen & Steers REIT and Preferred and Income Fund, Inc.	815	13,985
John Hancock Premium Dividend Fund	1,450	13,949
Western Asset Emerging Markets Debt Fund, Inc.	1,650	13,695
PIMCO Dynamic Income Opportunities Fund	1,150	13,662
Reaves Utility Income Fund	550	13,558
Western Asset Mortgage Opportunity Fund, Inc.	1,250	13,388
Total Closed-End Funds
(Cost $776,541)		684,591

MONEY MARKET FUND† - 1.3%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares, 5.22%[2]	99,375	99,375
Total Money Market Fund
(Cost $99,375)		99,375

Total Investments - 100.0%
(Cost $8,138,523)		$7,515,774
Other Assets & Liabilities, net - 0.0%		3,473
Total Net Assets - 100.0%		$7,519,247

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$6,731,808	$—	$—	$6,731,808
Closed-End Funds	684,591	—	—	684,591
Money Market Fund	99,375	—	—	99,375
Total Assets	$7,515,774	$—	$—	$7,515,774

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Core Bond Fund — Institutional Class	$704,685	$66,893	$(32,991)	$(6,706)	$(10,560)	$721,321	46,447	$31,945	$—
Guggenheim Floating Rate Strategies Fund — R6-Class	747,554	63,082	(49,997)	(2,284)	39,877	798,232	32,515	63,149	—
Guggenheim High Yield Fund — R6-Class	1,837,726	122,675	(109,991)	(15,973)	74,468	1,908,905	202,859	122,934	—
Guggenheim RBP Dividend Fund — Institutional Class	685,303	22,783	(100,145)	(16,045)	127,673	719,569	60,265	10,793	—
Guggenheim RBP Large-Cap Market Fund — Institutional Class	1,383,590	82,845	(192,978)	(63,804)	239,750	1,449,403	135,585	5,578	40,807
Guggenheim Risk Managed Real Estate Fund — Institutional Class	337,666	49,212	—	—	(24,291)	362,587	12,950	11,759	15,483
Guggenheim Ultra Short Duration Fund — Institutional Class	367,906	18,298	(4,992)	(128)	6,327	387,411	39,734	18,296	—
Guggenheim World Equity Income Fund — Institutional Class	344,667	8,186	(14,998)	(5,053)	51,578	384,380	27,300	7,974	212
	$6,409,097	$433,974	$(506,092)	$(109,993)	$504,822	$6,731,808		$272,428	$56,502

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $875,916)	$783,966
Investments in affiliated issuers, at value (cost $7,262,607)	6,731,808
Prepaid expenses	35,550
Receivables:
Dividends	29,728
Investment Adviser	7,193
Interest	272
Total assets	7,588,517

Liabilities:
Overdraft due to custodian bank	2
Payable for:
Securities purchased	28,758
Professional fees	23,559
Insurance	5,071
Fund accounting fees	4,414
Transfer agent and maintenance fees	2,137
Trustees’ fees*	1,733
Distribution and service fees	296
Fund shares redeemed	120
Miscellaneous	3,180
Total liabilities	69,270
Net assets	$7,519,247

Net assets consist of:
Paid in capital	$8,288,286
Total distributable earnings (loss)	(769,039)
Net assets	$7,519,247

A-Class:
Net assets	$316,555
Capital shares outstanding	13,290
Net asset value per share	$23.82
Maximum offering price per share (Net asset value divided by 96.00%)	$24.81

C-Class:
Net assets	$231,812
Capital shares outstanding	9,782
Net asset value per share	$23.70

P-Class:
Net assets	$166,403
Capital shares outstanding	7,008
Net asset value per share	$23.74

Institutional Class:
Net assets	$6,804,477
Capital shares outstanding	285,625
Net asset value per share	$23.82

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$53,336
Dividends from securities of affiliated issuers	272,428
Interest	4,124
Total investment income	329,888

Expenses:
Management fees	57,736
Distribution and service fees:
A-Class	773
C-Class	2,392
P-Class	895
Transfer agent fees:
A-Class	1,471
C-Class	1,191
P-Class	1,845
Institutional Class	21,982
Registration fees	61,533
Professional fees	38,404
Trustees’ fees*	13,495
Fund accounting and administration fees	12,233
Custodian fees	7,321
Line of credit fees	266
Miscellaneous	8,650
Recoupment of previously waived fees:
A-Class	25
C-Class	24
P-Class	88
Institutional Class	527
Total expenses	230,851
Less:
Expenses reimbursed by Adviser:
A-Class	(4,132)
C-Class	(3,266)
P-Class	(4,916)
Institutional Class	(80,303)
Expenses waived by Adviser	(97,718)
Total waived/reimbursed expenses	(190,335)
Net expenses	40,516
Net investment income	289,372

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,914
Investments in affiliated issuers	(109,993)
Distributions received from affiliated investment companies	56,502
Net realized loss	(40,577)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,622
Investments in affiliated issuers	504,822
Net change in unrealized appreciation (depreciation)	512,444
Net realized and unrealized gain	471,867
Net increase in net assets resulting from operations	$761,239

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$289,372	$206,098
Net realized gain (loss) on investments	(40,577)	506,371
Net change in unrealized appreciation (depreciation) on investments	512,444	(1,949,416)
Net increase (decrease) in net assets resulting from operations	761,239	(1,236,947)

Distributions to shareholders:
A-Class	(26,440)	(13,926)
C-Class	(19,007)	(22,111)
P-Class	(38,784)	(9,123)
Institutional Class	(601,669)	(277,436)
Total distributions to shareholders	(685,900)	(322,596)

Capital share transactions:
Proceeds from sale of shares
A-Class	11,427	120,099
C-Class	1,000	628,708
P-Class	196,785	389,539
Institutional Class	38,754	583,577
Distributions reinvested
A-Class	26,440	13,926
C-Class	19,007	22,111
P-Class	38,784	9,123
Institutional Class	601,669	277,436
Cost of shares redeemed
A-Class	(8,379)	(126,698)
C-Class	(15,175)	(551,222)
P-Class	(484,767)	(72,266)
Institutional Class	(205,042)	(206,918)
Net increase from capital share transactions	220,503	1,087,415
Net increase (decrease) in net assets	295,842	(472,128)

Net assets:
Beginning of year	7,223,405	7,695,533
End of year	$7,519,247	$7,223,405

Capital share activity:
Shares sold
A-Class	470	4,278
C-Class	42	22,058
P-Class	8,066	14,554
Institutional Class	1,591	20,354
Shares issued from reinvestment of distributions
A-Class	1,118	503
C-Class	810	791
P-Class	1,647	339
Institutional Class	25,437	10,120
Shares redeemed
A-Class	(343)	(4,685)
C-Class	(622)	(22,244)
P-Class	(20,305)	(2,623)
Institutional Class	(8,451)	(7,812)
Net increase in shares	9,460	35,633

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.59	$28.45	$25.27	$26.99	$26.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.71	.73	.81	.86
Net gain (loss) on investments (realized and unrealized)	1.50	(4.55)	3.30	(1.63)	.50
Total from investment operations	2.36	(3.84)	4.03	(.82)	1.36
Less distributions from:
Net investment income	(.89)	(.93)	(.85)	(.81)	(.77)
Net realized gains	(1.24)	(.09)	—	(.09)	(.30)
Total distributions	(2.13)	(1.02)	(.85)	(.90)	(1.07)
Net asset value, end of period	$23.82	$23.59	$28.45	$25.27	$26.99

Total Return[b]	10.35%	(13.94%)	16.10%	(3.06%)	5.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317	$284	$340	$267	$278
Ratios to average net assets:
Net investment income (loss)	3.56%	2.59%	2.64%	3.14%	3.26%
Total expenses[c]	3.33%	3.42%	3.92%	4.24%	4.03%
Net expenses[d,e,f]	0.72%	0.74%	0.78%	0.83%	0.85%
Portfolio turnover rate	6%	12%	50%	66%	58%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.48	$28.36	$25.19	$27.00	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.47	.52	.60	.69
Net gain (loss) on investments (realized and unrealized)	1.50	(4.49)	3.29	(1.62)	.46
Total from investment operations	2.18	(4.02)	3.81	(1.02)	1.15
Less distributions from:
Net investment income	(.72)	(.77)	(.64)	(.70)	(.54)
Net realized gains	(1.24)	(.09)	—	(.09)	(.30)
Total distributions	(1.96)	(.86)	(.64)	(.79)	(.84)
Net asset value, end of period	$23.70	$23.48	$28.36	$25.19	$27.00

Total Return[b]	9.51%	(14.57%)	15.24%	(3.77%)	4.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232	$224	$254	$197	$816
Ratios to average net assets:
Net investment income (loss)	2.82%	1.70%	1.89%	2.26%	2.59%
Total expenses[c]	4.10%	4.04%	4.68%	4.86%	4.74%
Net expenses[d,e,f]	1.46%	1.49%	1.52%	1.58%	1.59%
Portfolio turnover rate	6%	12%	50%	66%	58%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.59	$28.43	$25.25	$26.97	$26.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.58	.73	.81	.85
Net gain (loss) on investments (realized and unrealized)	1.51	(4.43)	3.30	(1.63)	.51
Total from investment operations	2.37	(3.85)	4.03	(.82)	1.36
Less distributions from:
Net investment income	(.98)	(.90)	(.85)	(.81)	(.79)
Net realized gains	(1.24)	(.09)	—	(.09)	(.30)
Total distributions	(2.22)	(.99)	(.85)	(.90)	(1.09)
Net asset value, end of period	$23.74	$23.59	$28.43	$25.25	$26.97

Total Return	10.34%	(13.95%)	16.12%	(3.03%)	5.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$166	$415	$152	$128	$131
Ratios to average net assets:
Net investment income (loss)	3.56%	2.16%	2.64%	3.14%	3.22%
Total expenses[c]	3.41%	3.49%	3.92%	4.19%	3.97%
Net expenses[d,e,f]	0.73%	0.74%	0.78%	0.83%	0.85%
Portfolio turnover rate	6%	12%	50%	66%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.59	$28.44	$25.26	$26.98	$26.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	.69	.80	.87	.92
Net gain (loss) on investments (realized and unrealized)	1.51	(4.46)	3.30	(1.63)	.49
Total from investment operations	2.43	(3.77)	4.10	(.76)	1.41
Less distributions from:
Net investment income	(.96)	(.99)	(.92)	(.87)	(.85)
Net realized gains	(1.24)	(.09)	—	(.09)	(.30)
Total distributions	(2.20)	(1.08)	(.92)	(.96)	(1.15)
Net asset value, end of period	$23.82	$23.59	$28.44	$25.26	$26.98

Total Return	10.63%	(13.74%)	16.40%	(2.82%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,804	$6,300	$6,950	$5,965	$6,165
Ratios to average net assets:
Net investment income (loss)	3.81%	2.54%	2.89%	3.39%	3.47%
Total expenses[c]	2.92%	3.05%	3.55%	3.78%	3.58%
Net expenses[d,e,f]	0.47%	0.49%	0.53%	0.58%	0.60%
Portfolio turnover rate	6%	12%	50%	66%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	—	—	—	—
C-Class	0.01%	—	—	0.00%*	—
P-Class	0.02%	—	—	0.00%*	—
Institutional Class	0.01%	—	—	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.72%	0.73%	0.77%	0.82%	0.85%
C-Class	1.46%	1.48%	1.51%	1.57%	1.59%
P-Class	0.72%	0.73%	0.77%	0.82%	0.85%
Institutional Class	0.47%	0.48%	0.52%	0.57%	0.60%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim High Yield Fund (“Fund”). The Fund is managed by a team of seasoned professionals at SI, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and John Walsh, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund returned 9.60%1, underperforming the Bloomberg U.S. Corporate High Yield Index, the Fund’s benchmark (“Benchmark”), which returned 10.28% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Reporting Period benefitted from a strong snap-back following a difficult operating environment in the prior Reporting Period. Almost all sectors and rating categories generated positive returns over the Reporting Period, even as interest rates continued to climb.

Bottom-up fundamental credit analysis continues to be the main driver of the Fund’s performance. The largest contributing sectors to performance were Technology and Consumer Non-Cyclicals, in which the Fund benefited from strong security selection relative to the benchmark. The Fund’s allocation to bank loans was a meaningful contributor to performance as well, driven by higher base rates and price appreciation. This was offset by the Fund’s large underweight to the leisure subsector, predominantly cruise lines, which was one of the top-performing subsectors.

How did the Fund use derivatives during the Reporting Period?

The Fund invests in non-U.S. dollar denominated assets when the risk-return profile is favorable. The Fund entered forward foreign currency exchange contracts to hedge exchange rate risk for non-U.S. dollar denominated positions which had a negative impact to performance. Non-U.S. dollar denominated assets comprise less than 2% of the Fund.

How was the Fund positioned at the end of the Reporting Period?

The Fund’s largest exposure is to high yield bonds, followed by a meaningful exposure to bank loans at about 15%. We continue to evaluate the relative value between high yield bonds and bank loans, potentially looking to shift the allocation as the relationship changes. The Fund remains positioned up-in-quality versus the benchmark, driven by an underweight to CCCs and distressed issuers. Overall, we remain nimble to take advantage of discounted levels in the secondary market and add selectively using our bottom-up credit approach.

The Benchmark’s yield ended the Reporting Period at 8.88%, amid higher U.S. Treasury yields. Yields in high yield are currently in the mid-60th percentile dating back to 1994. Notably, since 2000, yields are in the mid-80th percentile and since 2010 yields are in the mid-90th percentile. Even with heightened credit risk and rising risk of recession, we think current yields offer opportunities to find credits that are trading at favorable prices relative to their fundamentals and the risk of default/loss.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	4.1%
BB	46.1%
B	37.9%
CCC	6.0%
NR2	2.0%
Other Instruments	3.9%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings	% of Total Net Assets
CPI CG, Inc., 8.63%	1.3%
Terraform Global Operating, LP, 6.13%	1.2%
Jefferies Finance LLC / JFIN Company-Issuer Corp., 5.00%	1.1%
Upbound Group, Inc., 6.38%	1.1%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%	1.0%
GrafTech Finance, Inc., 4.63%	1.0%
Cheplapharm Arzneimittel GmbH, 5.50%	0.9%
VZ Secured Financing BV, 5.00%	0.9%
Artera Services LLC, 9.03%	0.9%
JB Poindexter & Company, Inc., 7.13%	0.9%
Top Ten Total	10.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	9.60%	2.52%	4.05%
A-Class Shares with sales charge†	5.23%	1.68%	3.54%
C-Class Shares	8.75%	1.70%	3.25%
C-Class Shares with CDSC‡	7.75%	1.70%	3.25%
Institutional Class Shares	9.78%	2.73%	4.30%
Bloomberg U.S. Corporate High Yield Index	10.28%	2.96%	4.24%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	9.71%	2.48%	3.51%
Bloomberg U.S. Corporate High Yield Index	10.28%	2.96%	3.86%

	1 Year	5 Year	Since Inception (05/15/17)
R6-Class Shares	10.00%	2.85%	2.99%
Bloomberg U.S. Corporate High Yield Index	10.28%	2.96%	3.22%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class and R6-Class shares will vary due to differences in fee structures

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 2, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2023
HIGH YIELD FUND

	Shares	Value
COMMON STOCKS† - 0.4%

Utilities - 0.4%
TexGen Power LLC*,††	26,665	$706,623

Industrial - 0.0%
BP Holdco LLC*,†††,1	23,711	30,456
Vector Phoenix Holdings, LP*,†††	23,711	1,458
Targus, Inc.*,†††	12,825	378
Targus, Inc.*,†††	12,825	378
Targus, Inc.*,†††	12,825	308
Targus , Inc.*,†††	12,825	140
YAK BLOCKER 2 LLC*,†††	6,243	63
YAK BLOCKER 2 LLC*,†††	5,770	58
Targus, Inc.*,†††	12,825	—
Total Industrial		33,239

Energy - 0.0%
Legacy Reserves, Inc.*,†††	3,452	27,616
Permian Production Partners LLC*,†††	57,028	2,268
Bruin E&P Partnership Units*,†††	44,023	986
Total Energy		30,870

Consumer, Non-cyclical - 0.0%
Cengage Learning Holdings II, Inc.*,††	2,107	20,280
Save-A-Lot*,††	17,185	3,299
Total Consumer, Non-cyclical		23,579

Financial - 0.0%
Tensor Ltd.*,†††	158,811	16

Total Common Stocks
(Cost $423,255)		794,327

PREFERRED STOCKS†† - 2.1%
Financial - 2.1%
American Equity Investment Life Holding Co.
5.95%[2]	54,000	1,216,620
Charles Schwab Corp.
4.00%*	1,325,000	934,881
Citigroup, Inc.
7.63%[2]	775,000	756,092
Assurant, Inc.
5.25% due 01/15/61	30,000	585,000
Goldman Sachs Group, Inc.
7.50%[2]	475,000	469,470
Total Financial		3,962,063

Industrial - 0.0%
YAK BLOCKER 2 LLC *,†††	342,958	85,796
U.S. Shipping Corp.*,†††	14,718	2
Total Industrial		85,798

Total Preferred Stocks
(Cost $5,973,255)		4,047,861

WARRANTS† - 0.0%
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[3]	12,947	778
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26	4	—
Total Warrants
(Cost $10,696)		778

MONEY MARKET FUND† - 1.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[4]	2,517,574	2,517,574
Total Money Market Fund
(Cost $2,517,574)		2,517,574

	Face Amount~
CORPORATE BONDS†† - 81.6%
Consumer, Non-cyclical - 15.1%
CPI CG, Inc.
8.63% due 03/15/26[5]	2,572,000	2,533,909
Upbound Group, Inc.
6.38% due 02/15/29[5,6]	2,281,000	2,024,387
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[5]	1,953,000	1,772,015
Tenet Healthcare Corp.
6.75% due 05/15/31[5]	675,000	651,017
4.38% due 01/15/30	625,000	537,578
6.13% due 06/15/30	275,000	257,826
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	1,525,000	1,336,049
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[5]	1,250,000	1,225,000
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[5]	961,000	828,862
5.00% due 12/31/26[5]	350,000	318,891
Post Holdings, Inc.
4.63% due 04/15/30[5]	600,000	513,768
5.50% due 12/15/29[5]	500,000	453,240
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	1,200,000	963,000
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[5]	956,000	954,955
DaVita, Inc.
3.75% due 02/15/31[5]	1,225,000	930,705
Carriage Services, Inc.
4.25% due 05/15/29[5]	1,075,000	919,537
ADT Security Corp.
4.13% due 08/01/29[5]	1,050,000	887,785
Par Pharmaceutical, Inc.
due 04/01/27[5,7]	1,210,000	859,100
GTCR W-2 Merger Sub LLC
7.50% due 01/15/31[5]	850,000	851,190

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

		Face Amount~	Value
Medline Borrower, LP
5.25% due 10/01/29[5]		850,000	$734,652
Williams Scotsman, Inc.
7.38% due 10/01/31[5]		725,000	721,045
US Foods, Inc.
7.25% due 01/15/32[5]		700,000	699,293
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]		1,200,000	682,424
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
7.13% due 04/01/29[5,7]		950,000	672,125
IQVIA, Inc.
6.50% due 05/15/30[5]		675,000	660,669
BCP V Modular Services Finance II plc
4.75% due 10/30/28[5]	EUR	736,000	650,804
TriNet Group, Inc.
7.00% due 08/15/31[5]		650,000	643,500
Albertsons Companies Incorporated / Safeway Inc / New Albertsons Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]		475,000	457,177
6.50% due 02/15/28[5]		175,000	172,966
Central Garden & Pet Co.
4.13% due 10/15/30		711,000	592,771
Grifols S.A.
4.75% due 10/15/28[5]		600,000	511,566
WW International, Inc.
4.50% due 04/15/29[5]		690,000	484,725
Fortrea Holdings, Inc.
7.50% due 07/01/30[5]		450,000	437,857
Lamb Weston Holdings, Inc.
4.13% due 01/31/30[5]		425,000	363,438
Sabre GLBL, Inc.
7.38% due 09/01/25[5]		320,000	310,982
9.25% due 04/15/25[5]		31,000	30,380
Garden Spinco Corp.
8.63% due 07/20/30[5]		300,000	313,157
Service Corporation International
3.38% due 08/15/30		325,000	261,950
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]		189,000	188,055
Ingles Markets, Inc.
4.00% due 06/15/31[5]		75,000	61,594
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
due 07/31/27[5,7]		171,000	11,970
Total Consumer, Non-cyclical			28,481,914

Industrial - 13.8%
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]		2,076,000	1,974,712
GrafTech Finance, Inc.
4.63% due 12/15/28[5]		2,500,000	1,933,238
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]		1,225,000	1,209,688
5.25% due 07/15/28[5]		675,000	605,657
Artera Services LLC
9.03% due 12/04/25[5]		1,807,842	1,667,734
Trinity Industries, Inc.
7.75% due 07/15/28[5]		1,075,000	1,081,719
4.55% due 10/01/24		550,000	535,592
TransDigm, Inc.
6.88% due 12/15/30[5]		575,000	563,813
6.25% due 03/15/26[5]		500,000	491,290
6.75% due 08/15/28[5]		425,000	418,408
Mauser Packaging Solutions Holding Co.
7.88% due 08/15/26[5]		1,025,000	988,854
9.25% due 04/15/27[5]		500,000	437,042
Standard Industries, Inc.
5.00% due 02/15/27[5]		900,000	834,256
4.38% due 07/15/30[5]		550,000	455,509
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[5]		1,525,000	1,250,801
Enviri Corp.
5.75% due 07/31/27[5]		1,375,000	1,209,354
Clearwater Paper Corp.
4.75% due 08/15/28[5]		1,375,000	1,175,268
Ball Corp.
6.88% due 03/15/28		600,000	603,628
6.00% due 06/15/29		425,000	412,598
Masonite International Corp.
5.38% due 02/01/28[5]		850,000	790,602
Builders FirstSource, Inc.
6.38% due 06/15/32[5]		750,000	705,981
4.25% due 02/01/32[5]		100,000	82,007
Amsted Industries, Inc.
4.63% due 05/15/30[5]		900,000	762,066
Emerald Debt Merger Sub LLC
6.63% due 12/15/30[5]		700,000	673,872
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[5]		700,000	621,250
Arcosa, Inc.
4.38% due 04/15/29[5]		700,000	610,892
Advanced Drainage Systems, Inc.
6.38% due 06/15/30[5]		575,000	552,259
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
6.00% due 06/15/27[5]		500,000	480,484
Sealed Air Corporation/Sealed Air Corp US
6.13% due 02/01/28[5]		475,000	460,047
Howmet Aerospace, Inc.
5.95% due 02/01/37		475,000	445,994
Calderys Financing LLC
11.25% due 06/01/28[5]		425,000	435,330
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[5]		425,000	414,943
Stericycle, Inc.
5.38% due 07/15/24[5]		375,000	370,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

		Face Amount~	Value
GXO Logistics, Inc.
2.65% due 07/15/31		250,000	$189,680
1.65% due 07/15/26		175,000	153,769
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[5]		300,000	296,625
Clean Harbors, Inc.
6.38% due 02/01/31[5]		225,000	218,783
Total Industrial			26,113,905

Consumer, Cyclical - 12.7%
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]		1,650,000	1,605,160
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[5]		1,500,000	1,349,786
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[5]		1,225,000	1,148,186
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[5]		1,075,000	1,035,870
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[5]		1,150,000	1,006,754
Ritchie Bros Holdings, Inc.
6.75% due 03/15/28[5]		550,000	548,735
7.75% due 03/15/31[5]		450,000	456,750
Penn Entertainment, Inc.
4.13% due 07/01/29[5]		1,204,000	983,891
Hanesbrands, Inc.
4.88% due 05/15/26[5]		1,050,000	962,599
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]		1,100,000	948,750
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[5]		1,100,000	932,250
Crocs, Inc.
4.25% due 03/15/29[5]		1,094,000	905,145
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]		1,200,000	889,500
United Airlines, Inc.
4.63% due 04/15/29[5]		1,025,000	881,019
Wabash National Corp.
4.50% due 10/15/28[5]		1,025,000	863,420
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[5]		825,000	833,250
Air Canada
3.88% due 08/15/26[5]		900,000	816,802
Scotts Miracle-Gro Co.
4.38% due 02/01/32		1,050,000	788,229
Tempur Sealy International, Inc.
3.88% due 10/15/31[5]		875,000	675,025
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[5]		800,000	667,784
Newell Brands, Inc.
6.38% due 09/15/27		500,000	476,991
4.70% due 04/01/26		200,000	188,479
Ontario Gaming GTA, LP
8.00% due 08/01/30[5]		625,000	625,000
Park River Holdings, Inc.
5.63% due 02/01/29[5]		675,000	514,669
Michaels Companies, Inc.
5.25% due 05/01/28[5]		600,000	478,860
Clarios Global, LP / Clarios US Finance Co.
8.50% due 05/15/27[5]		475,000	473,637
Asbury Automotive Group, Inc.
5.00% due 02/15/32[5]		550,000	455,696
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[5]		427,000	439,639
Clarios Global, LP
6.75% due 05/15/25[5]		430,000	426,763
Superior Plus, LP
4.25% due 05/18/28[5]	CAD	550,000	357,587
Clarios Global Limited Partnership / Clarios US Finance Co.
6.75% due 05/15/28[5]		350,000	341,688
Caesars Entertainment, Inc.
6.25% due 07/01/25[5]		275,000	271,236
Papa John’s International, Inc.
3.88% due 09/15/29[5]		275,000	226,996
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[5]		215,000	214,455
Allison Transmission, Inc.
4.75% due 10/01/27[5]		200,000	184,570
Total Consumer, Cyclical			23,975,171

Communications - 11.9%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 05/01/32		1,850,000	1,451,969
4.25% due 01/15/34[5]		975,000	717,871
4.25% due 02/01/31[5]		400,000	318,415
6.38% due 09/01/29[5]		275,000	256,428
Altice France S.A.
5.13% due 07/15/29[5]		1,450,000	1,030,813
5.50% due 10/15/29[5]		1,250,000	898,894
8.13% due 02/01/27[5]		900,000	798,117
McGraw-Hill Education, Inc.
5.75% due 08/01/28[5]		1,675,000	1,445,106
8.00% due 08/01/29[5]		775,000	672,313
CSC Holdings LLC
3.38% due 02/15/31[5]		1,025,000	698,473
4.13% due 12/01/30[5]		975,000	690,021
4.63% due 12/01/30[5]		950,000	505,071
Level 3 Financing, Inc.
3.63% due 01/15/29[5]		1,825,000	1,022,000
4.25% due 07/01/28[5]		1,325,000	825,519
VZ Secured Financing BV
5.00% due 01/15/32[5]		2,175,000	1,708,581

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

	Face Amount~	Value
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	1,125,000	$895,843
4.75% due 07/15/31[5]	850,000	686,692
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[5]	1,417,000	1,301,514
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	1,400,000	1,260,000
UPC Broadband Finco BV
4.88% due 07/15/31[5]	1,200,000	973,776
Sirius XM Radio, Inc.
4.13% due 07/01/30[5]	800,000	640,488
5.50% due 07/01/29[5]	325,000	287,456
3.88% due 09/01/31[5]	50,000	37,873
AMC Networks, Inc.
4.25% due 02/15/29	1,550,000	951,073
Cogent Communications Group, Inc.
7.00% due 06/15/27[5]	975,000	931,125
Match Group Holdings II LLC
4.63% due 06/01/28[5]	600,000	537,909
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]	550,000	436,436
Zayo Group Holdings, Inc.
4.00% due 03/01/27[5]	300,000	222,566
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[5]	200,000	168,271
Cengage Learning, Inc.
9.50% due 06/15/24[5]	101,000	101,084
Total Communications		22,471,697

Financial - 8.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	2,500,000	2,105,015
United Wholesale Mortgage LLC
5.50% due 04/15/29[5]	1,475,000	1,246,375
5.75% due 06/15/27[5]	675,000	610,943
NFP Corp.
6.88% due 08/15/28[5]	1,425,000	1,220,766
8.50% due 10/01/31[5]	600,000	600,911
OneMain Finance Corp.
3.88% due 09/15/28	1,225,000	983,237
4.00% due 09/15/30	750,000	562,766
Hunt Companies, Inc.
5.25% due 04/15/29[5]	1,225,000	962,120
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[5]	875,000	697,699
4.00% due 10/15/33[5]	350,000	264,314
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[5]	725,000	737,640
8.50% due 03/15/30[5]	200,000	201,468
HUB International Ltd.
7.00% due 05/01/26[5]	575,000	573,736
5.63% due 12/01/29[5]	375,000	326,534
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[5]	1,000,000	821,933
SLM Corp.
3.13% due 11/02/26	900,000	780,654
USI, Inc.
6.88% due 05/01/25[5]	775,000	769,031
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[5]	700,000	601,482
Starwood Property Trust, Inc.
4.38% due 01/15/27[5]	550,000	479,738
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
4.25% due 10/15/27[5]	475,000	425,286
6.75% due 04/15/28[5]	50,000	48,253
Kennedy-Wilson, Inc.
4.75% due 02/01/30	450,000	335,752
4.75% due 03/01/29	150,000	115,126
Liberty Mutual Group, Inc.
4.30% due 02/01/61[5]	750,000	442,795
Total Financial		15,913,574

Energy - 7.4%
Parkland Corp.
4.50% due 10/01/29[5]	1,275,000	1,091,814
4.63% due 05/01/30[5]	1,100,000	937,727
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27	1,200,000	1,169,390
6.88% due 01/15/29	900,000	837,603
CVR Energy, Inc.
5.75% due 02/15/28[5]	1,725,000	1,561,122
5.25% due 02/15/25[5]	250,000	243,882
ITT Holdings LLC
6.50% due 08/01/29[5]	1,875,000	1,589,295
NuStar Logistics, LP
5.63% due 04/28/27	1,585,000	1,510,077
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
5.63% due 05/01/27[5]	1,250,000	1,198,046
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[5]	1,050,000	1,030,869
EnLink Midstream LLC
5.38% due 06/01/29	925,000	855,626
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	1,000,000	853,750
Venture Global Calcasieu Pass LLC
6.25% due 01/15/30[5]	500,000	476,935
Southwestern Energy Co.
5.38% due 02/01/29	425,000	391,420
Kinetik Holdings, LP
5.88% due 06/15/30[5]	350,000	328,125

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

	Face Amount~	Value
Basic Energy Services, Inc.
due 10/15/23[7]	1,175,000	$5,875
Total Energy		14,081,556

Basic Materials - 7.2%
Carpenter Technology Corp.
6.38% due 07/15/28	1,425,000	1,374,362
7.63% due 03/15/30	650,000	650,813
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[5]	1,650,000	1,507,636
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,547,000	1,418,908
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	790,000	689,820
4.50% due 06/01/31[5]	725,000	574,293
SK Invictus Intermediate II SARL
5.00% due 10/30/29[5]	1,350,000	1,081,930
INEOS Finance plc
6.75% due 05/15/28[5]	1,100,000	1,029,002
Ingevity Corp.
3.88% due 11/01/28[5]	1,150,000	948,198
Novelis Corp.
4.75% due 01/30/30[5]	1,025,000	887,086
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	900,000	850,004
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	875,000	828,993
Valvoline, Inc.
3.63% due 06/15/31[5]	600,000	464,852
4.25% due 02/15/30[5]	250,000	245,504
Arsenal AIC Parent LLC
8.00% due 10/01/30[5]	675,000	671,638
WR Grace Holdings LLC
4.88% due 06/15/27[5]	450,000	412,847
Mirabela Nickel Ltd.
due 06/24/19†††,7,8	278,115	13,211
Total Basic Materials		13,649,097

Technology - 3.3%
NCR Corp.
5.13% due 04/15/29[5]	1,250,000	1,101,323
Boxer Parent Company, Inc.
7.13% due 10/02/25[5]	1,025,000	1,019,876
Capstone Borrower, Inc.
8.00% due 06/15/30[5]	950,000	927,438
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[5]	875,000	848,323
Dun & Bradstreet Corp.
5.00% due 12/15/29[5]	925,000	797,477
Qorvo, Inc.
3.38% due 04/01/31[5]	600,000	475,240
Playtika Holding Corp.
4.25% due 03/15/29[5]	500,000	417,500
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	300,000	247,092
Cloud Software Group, Inc.
6.50% due 03/31/29[5]	250,000	221,083
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[5]	200,000	199,260
Total Technology		6,254,612

Utilities - 1.8%
Terraform Global Operating, LP
6.13% due 03/01/26[5]	2,280,000	2,237,250
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25	625,000	605,952
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[5]	400,000	345,127
Clearway Energy Operating LLC
4.75% due 03/15/28[5]	175,000	156,513
Total Utilities		3,344,842

Total Corporate Bonds
(Cost $174,097,670)		154,286,368

SENIOR FLOATING RATE INTERESTS††,◊ - 14.6%
Consumer, Non-cyclical - 3.1%
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	948,188	942,859
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28	1,039,557	873,228
Gibson Brands, Inc.
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	854,775	709,463
Moran Foods LLC
12.74% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 06/30/26†††	472,753	430,371
16.99% (6 Month Term SOFR + 11.50%, Rate Floor: 9.50%) due 12/31/26†††	276,200	181,481
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	654,976	579,654
Confluent Health LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/30/28	493,013	467,539
Balrog Acquisition, Inc.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/05/28†††	349,125	346,507
PlayCore
9.38% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/29/27	300,000	299,064
Kronos Acquisition Holdings, Inc.
11.57% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 12/22/26	294,750	294,567
TGP Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	235,454	214,499

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

		Face Amount~	Value
Medline Borrower LP
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/23/28		199,494	$198,835
CHG PPC Parent LLC
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 12/08/28		200,000	198,250
Florida Food Products LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/18/28		221,625	188,935
Total Consumer, Non-cyclical			5,925,252

Consumer, Cyclical - 2.9%
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		1,268,467	1,249,597
Alexander Mann
11.37% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		958,848	934,877
American Tire Distributors, Inc.
11.81% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28		913,936	796,075
Holding SOCOTEC
9.56% (3 Month SOFR + 4.00%, Rate Floor: 4.00%) due 06/02/28		597,800	591,822
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.82% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/03/25		742,618	545,082
Accuride Corp.
12.19% (1 Month Term SOFR + 5.25%, Rate Floor: 10.57%) (in-kind rate was 1.62%) due 07/07/26[9]		490,444	427,912
WW International, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28		491,625	369,540
Sweetwater Sound
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/07/28†††		348,034	336,723
Flutter Financing B.V.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/24/28		297,000	297,149
Total Consumer, Cyclical			5,548,777

Industrial - 2.6%
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28		1,173,612	1,079,723
Aegion Corp.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28		686,203	680,782
Pelican Products, Inc.
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28		647,603	611,985
Barnes Group, Inc.
8.42% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/03/30		600,000	600,300
PECF USS Intermediate Holding III Corp.
9.88% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28		540,869	431,970
ProAmpac PG Borrower LLC
due 09/26/28		325,000	322,888
Osmose Utility Services, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/23/28		316,957	314,184
Charter Next Generation, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/01/27		200,000	198,000
Sundyne (Star US Bidco)
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/17/27		196,938	196,260
Anchor Packaging LLC
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/18/26		148,962	147,332
EMRLD Borrower LP
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30		139,172	138,911
Brown Group Holding LLC
8.17% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 06/07/28		134,632	133,257
Total Industrial			4,855,592

Technology - 2.2%
Datix Bidco Ltd.
8.68% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	1,300,000	1,556,403
11.93% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP	650,000	776,774
Park Place Technologies, LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27		564,958	555,308
Atlas CC Acquisition Corp.
9.93% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28		562,063	522,718
Cloud Software Group, Inc.
9.99% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/29/28		497,196	476,617
24-7 Intouch, Inc.
10.17% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25		265,803	263,034
Total Technology			4,150,854

Financial - 1.7%
Franchise Group, Inc.
10.31% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26		938,947	857,963
Teneo Holdings LLC
10.67% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25		470,426	469,721
Osaic Holdings, Inc.
9.82% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/10/28		450,000	449,298

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

	Face Amount~	Value
Eisner Advisory Group
10.68% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	441,005	$439,902
Cobham Ultra SeniorCo SARL
9.36% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/06/29	398,003	395,348
HarbourVest Partners, LP
8.39% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/20/30	310,000	309,482
Avison Young (Canada), Inc.
12.15% (3 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 01/31/26	523,875	195,143
Total Financial		3,116,857

Basic Materials - 1.0%
LTI Holdings, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26	739,485	721,611
NIC Acquisition Corp.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27	653,766	538,186
Nouryon USA LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28	268,598	264,792
9.35% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28	74,813	73,815
DCG Acquisition Corp.
9.92% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/30/26	246,212	243,519
Total Basic Materials		1,841,923

Communications - 0.5%
Cengage Learning Acquisitions, Inc.
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	1,010,470	1,004,407

Energy - 0.3%
BANGL LLC
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	543,000	537,912
Permian Production Partners LLC
13.43% (3 Month Term SOFR + 6.00%, Rate Floor: 11.43%) (in-kind rate was 2.00%) due 11/24/25†††,9	116,927	116,342
Total Energy		654,254

Utilities - 0.3%
Calpine Construction Finance Company, LP
7.57% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/31/30	250,000	248,482
TerraForm Power Operating LLC
7.99% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/21/29	226,875	224,820
Total Utilities		473,302

Total Senior Floating Rate Interests
(Cost $29,327,981)		27,571,218

ASSET-BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.4%
WhiteHorse X Ltd.
2015-10A E, 10.87% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,5	756,443	738,453

Infrastructure - 0.2%
Hotwire Funding LLC
2021-1, 4.46% due 11/20/51[5]	400,000	332,753
Total Asset-Backed Securities
(Cost $1,087,767)		1,071,206

Total Investments - 100.6%
(Cost $213,438,198)		$190,289,332
Other Assets & Liabilities, net - (0.6)%		(1,190,208)
Total Net Assets - 100.0%		$189,099,124

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Morgan Stanley Capital Services LLC	GBP	Sell	1,998,000	2,495,564 USD	10/16/23	$57,700
Barclays Bank plc	EUR	Sell	642,000	690,399 USD	10/16/23	11,160
Bank of America, N.A.	CAD	Sell	497,000	366,772 USD	10/16/23	679
						$69,539

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]	Special Purpose Acquisition Company (SPAC).
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $134,956,741 (cost $150,971,353), or 71.4% of total net assets.

[6]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2023, the total market value of segregated or earmarked securities was $2,024,387— See Note 6.

[7]	Security is in default of interest and/or principal obligations.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $13,211 (cost $252,369), or 0.0% of total net assets — See Note 10.

[9]	Payment-in-kind security.
CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$730,202	$64,125	$794,327
Preferred Stocks	—	3,962,063	85,798	4,047,861
Warrants	778	—	—	778
Money Market Fund	2,517,574	—	—	2,517,574
Corporate Bonds	—	154,273,157	13,211	154,286,368
Senior Floating Rate Interests	—	23,826,617	3,744,601	27,571,218
Asset-Backed Securities	—	1,071,206	—	1,071,206
Forward Foreign Currency Exchange Contracts**	—	69,539	—	69,539
Total Assets	$2,518,352	$183,932,784	$3,907,735	$190,358,871

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
HIGH YIELD FUND

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,479,698 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$61,918	Enterprise Valuation	Valuation Multiple	2.7x-8.1x	3.7x
Common Stocks	2,191	Model Price	Liquidation Value	—	—
Common Stocks	16	Third Party Pricing	Trade Price	—	—
Corporate Bonds	13,211	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	85,796	Enterprise Valuation	Valuation Multiple	4.9x	—
Preferred Stocks	2	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	2,945,029	Yield Analysis	Yield	11.2%-39.1%	14.8%
Senior Floating Rate Interests	799,572	Third Party Pricing	Broker Quote	—	—
Total Assets	$3,907,735

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $338,177 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $4,872,665 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
HIGH YIELD FUND

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$378,860	$12,689,191	$130,253	$—	$13,198,304	$(12,748)
Purchases/(Receipts)	—	719,019	1,673	—	720,692	—
(Sales, maturities and paydowns)/Fundings	—	(5,761,285)	(35,013)	—	(5,796,298)	1,803
Amortization of premiums/discounts	—	50,517	—	—	50,517	(321)
Mergers	—	(924,625)	1,370	923,255	—	—
Total realized gains (losses) including in earnings	—	(163,598)	30,657	—	(132,941)	3,268
Total change in unrealized appreciation (depreciation) included in earnings	(15,398)	1,319,619	(64,815)	(837,457)	401,949	7,998
Transfers into Level 3	13,211	324,966	—	—	338,177	—
Transfers out of Level 3	(363,462)	(4,509,203)	—	—	(4,872,665)	—
Ending Balance	$13,211	$3,744,601	$64,125	$85,798	$3,907,735	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$—	$225,294	$(36,916)	$(837,457)	$(649,079)	$—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23
Common Stocks
BP Holdco LLC *	$14,378	$—	$—	$—	$16,078	$30,456	23,711
Targus Group International Equity, Inc. *	32,255	—	(34,485)	30,129	(27,899)	—	—
	$46,633	$—	$(34,485)	$30,129	$(11,821)	$30,456

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $213,429,825)	$190,258,876
Investments in affiliated issuers, at value (cost $8,373)	30,456
Foreign currency, at value (cost 875)	865
Cash	65,746
Unrealized appreciation on forward foreign currency exchange contracts	69,539
Prepaid expenses	36,616
Receivables:
Interest	2,925,390
Securities sold	348,564
Fund shares sold	197,162
Dividends	9,844
Foreign tax reclaims	4,934
Total assets	193,947,992

Liabilities:
Unfunded loan commitments, at value (Note 9)(commitment fees received $—)	—
Reverse repurchase agreements (Note 6)	1,479,698
Payable for:
Securities purchased	2,438,223
Fund shares redeemed	545,096
Distributions to shareholders	116,292
Management fees	91,058
Transfer agent/maintenance fees	48,770
Distribution and service fees	18,250
Fund accounting/administration fees	5,802
Trustees’ fees*	3,359
Due to Investment Adviser	1,178
Miscellaneous	101,142
Total liabilities	4,848,868
Net assets	$189,099,124

Net assets consist of:
Paid in capital	$244,197,765
Total distributable earnings (loss)	(55,098,641)
Net assets	$189,099,124

A-Class:
Net assets	$44,845,663
Capital shares outstanding	4,754,576
Net asset value per share	$9.43
Maximum offering price per share (Net asset value divided by 96.00%)	$9.82

C-Class:
Net assets	$9,417,005
Capital shares outstanding	990,002
Net asset value per share	$9.51

P-Class:
Net assets	$5,205,235
Capital shares outstanding	551,651
Net asset value per share	$9.44

Institutional Class:
Net assets	$127,649,434
Capital shares outstanding	16,612,921
Net asset value per share	$7.68

R6-Class:
Net assets	$1,981,787
Capital shares outstanding	210,514
Net asset value per share	$9.41

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$153,147
Interest from securities of unaffiliated issuers	13,176,479
Total investment income	13,329,626

Expenses:
Management fees	1,106,317
Distribution and service fees:
A-Class	111,343
C-Class	101,122
P-Class	12,564
Transfer agent/maintenance fees:
A-Class	53,245
C-Class	13,039
P-Class	7,611
Institutional Class	138,989
R6-Class	589
Registration fees	99,511
Fund accounting/administration fees	84,432
Professional fees	78,105
Interest expense	40,352
Trustees’ fees*	19,307
Custodian fees	15,547
Line of credit fees	10,970
Miscellaneous	39,011
Recoupment of previously waived fees:
A-Class	18,544
C-Class	3,546
P-Class	577
Institutional Class	36,305
Total expenses	1,991,026
Less:
Expenses reimbursed by Adviser:
A-Class	(14,511)
C-Class	(2,464)
P-Class	(1,432)
Institutional Class	(11,083)
R6-Class	(143)
Expenses waived by Adviser	(57,160)
Earning credits	(4,050)
Total waived/reimbursed expenses	(90,843)
Net expenses	1,900,183
Net investment income	11,429,443

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,220,224)
Investments in affiliated issuers	30,129
Forward foreign currency exchange contracts	(252,159)
Foreign currency transactions	(3,166)
Net realized loss	(4,445,420)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	9,988,852
Investments in affiliated issuers	(11,821)
Forward foreign currency exchange contracts	(70,079)
Foreign currency translations	1,197
Net change in unrealized appreciation (depreciation)	9,908,149
Net realized and unrealized gain	5,462,729
Net increase in net assets resulting from operations	$16,892,172

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,429,443	$14,291,090
Net realized loss on investments	(4,445,420)	(3,627,492)
Net change in unrealized appreciation (depreciation) on investments	9,908,149	(41,448,065)
Net increase (decrease) in net assets resulting from operations	16,892,172	(30,784,467)

Distributions to shareholders:
A-Class	(2,681,360)	(2,597,694)
C-Class	(531,795)	(553,044)
P-Class	(302,555)	(247,398)
Institutional Class	(7,690,867)	(7,588,631)
R6-Class	(126,227)	(2,498,200)
Return of capital
A-Class	(27,032)	(89,963)
C-Class	(5,361)	(19,153)
P-Class	(3,050)	(8,568)
Institutional Class	(77,534)	(262,809)
R6 Class	(1,273)	(86,517)
Total distributions to shareholders	(11,447,054)	(13,951,977)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,413,398	5,952,402
C-Class	1,181,267	657,102
P-Class	1,437,731	1,402,958
Institutional Class	39,343,841	43,343,283
R6-Class	2,663	2,433,069
Redemption fees collected
A-Class	133	751
C-Class	29	195
P-Class	15	73
Institutional Class	387	2,141
R6-Class	6	796
Distributions reinvested
A-Class	2,472,792	2,442,802
C-Class	524,910	555,783
P-Class	305,110	255,966
Institutional Class	6,336,875	6,418,053
R6-Class	127,232	2,584,717
Cost of shares redeemed
A-Class	(7,261,678)	(11,072,154)
C-Class	(2,518,867)	(5,286,119)
P-Class	(1,100,898)	(2,043,886)
Institutional Class	(35,208,501)	(78,495,447)
R6-Class	(113,880)	(122,325,066)
Net increase (decrease) from capital share transactions	9,942,565	(153,172,581)
Net increase (decrease) in net assets	15,387,683	(197,909,025)

Net assets:
Beginning of year	173,711,441	371,620,466
End of year	$189,099,124	$173,711,441

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	466,658	579,055
C-Class	123,430	62,888
P-Class	152,312	143,033
Institutional Class	5,099,917	5,262,893
R6-Class	283	225,179
Shares issued from reinvestment of distributions
A-Class	261,165	242,943
C-Class	54,963	54,648
P-Class	32,203	25,590
Institutional Class	821,359	780,797
R6-Class	13,463	242,535
Shares redeemed
A-Class	(767,705)	(1,087,791)
C-Class	(264,048)	(509,028)
P-Class	(116,881)	(199,930)
Institutional Class	(4,570,555)	(9,508,654)
R6-Class	(12,038)	(11,811,894)
Net increase (decrease) in shares	1,294,526	(15,497,736)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.14	$10.98	$10.37	$10.90	$11.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.56	.49	.57	.64
Net gain (loss) on investments (realized and unrealized)	.30	(1.86)	.63	(.50)	(.12)
Total from investment operations	.87	(1.30)	1.12	.07	.52
Less distributions from:
Net investment income	(.57)	(.52)	(.48)	(.60)	(.66)
Return of capital	(.01)	(.02)	(.03)	—	—
Total distributions	(.58)	(.54)	(.51)	(.60)	(.66)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.43	$9.14	$10.98	$10.37	$10.90

Total Return[c]	9.60%	(12.10%)	11.02%	0.84%	4.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,846	$43,822	$55,550	$53,997	$67,916
Ratios to average net assets:
Net investment income (loss)	6.07%	5.46%	4.51%	5.44%	5.94%
Total expenses[d]	1.22%	1.14%	1.07%	1.21%	1.27%
Net expenses[e,f,g]	1.16%	1.10%	1.05%	1.20%	1.26%
Portfolio turnover rate	31%	42%	86%	81%	61%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.22	$11.07	$10.46	$10.99	$11.14
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.47	.40	.49	.56
Net gain (loss) on investments (realized and unrealized)	.29	(1.85)	.64	(.49)	(.12)
Total from investment operations	.80	(1.38)	1.04	—	.44
Less distributions from:
Net investment income	(.50)	(.45)	(.40)	(.53)	(.59)
Return of capital	(.01)	(.02)	(.03)	—	—
Total distributions	(.51)	(.47)	(.43)	(.53)	(.59)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.51	$9.22	$11.07	$10.46	$10.99

Total Return[c]	8.75%	(12.76%)	10.04%	0.09%	4.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,417	$9,915	$16,242	$16,437	$21,935
Ratios to average net assets:
Net investment income (loss)	5.30%	4.55%	3.67%	4.68%	5.17%
Total expenses[d]	1.97%	1.94%	1.91%	2.00%	2.03%
Net expenses[e,f,g]	1.92%	1.90%	1.89%	1.99%	2.02%
Portfolio turnover rate	31%	42%	86%	81%	61%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.14	$10.98	$10.38	$10.91	$11.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.55	.48	.57	.64
Net gain (loss) on investments (realized and unrealized)	.30	(1.85)	.62	(.50)	(.12)
Total from investment operations	.87	(1.30)	1.10	.07	.52
Less distributions from:
Net investment income	(.56)	(.52)	(.47)	(.60)	(.66)
Return of capital	(.01)	(.02)	(.03)	—	—
Total distributions	(.57)	(.54)	(.50)	(.60)	(.66)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.44	$9.14	$10.98	$10.38	$10.91

Total Return	9.71%	(12.13%)	10.80%	0.80%	4.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,205	$4,426	$5,660	$5,837	$8,170
Ratios to average net assets:
Net investment income (loss)	6.07%	5.37%	4.40%	5.42%	5.93%
Total expenses[d]	1.22%	1.28%	1.20%	1.26%	1.30%
Net expenses[e,f,g]	1.16%	1.15%	1.16%	1.25%	1.28%
Portfolio turnover rate	31%	42%	86%	81%	61%

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$7.45	$8.94	$8.45	$8.88	$9.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.47	.41	.48	.54
Net gain (loss) on investments (realized and unrealized)	.23	(1.50)	.51	(.39)	(.10)
Total from investment operations	.72	(1.03)	.92	.09	.44
Less distributions from:
Net investment income	(.48)	(.44)	(.40)	(.52)	(.57)
Return of capital	(.01)	(.02)	(.03)	—	—
Total distributions	(.49)	(.46)	(.43)	(.52)	(.57)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$7.68	$7.45	$8.94	$8.45	$8.88

Total Return	9.78%	(11.80%)	11.14%	1.14%	5.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,649	$113,644	$167,486	$171,641	$180,442
Ratios to average net assets:
Net investment income (loss)	6.32%	5.63%	4.71%	5.67%	6.17%
Total expenses[d]	0.95%	0.95%	0.88%	0.98%	0.99%
Net expenses[e,f,g]	0.91%	0.88%	0.85%	0.96%	0.97%
Portfolio turnover rate	31%	42%	86%	81%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$9.12	$10.97	$10.36	$10.89	$11.03
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.50	.52	.60	.68
Net gain (loss) on investments (realized and unrealized)	.29	(1.77)	.63	(.49)	(.12)
Total from investment operations	.90	(1.27)	1.15	.11	.56
Less distributions from:
Net investment income	(.60)	(.56)	(.51)	(.64)	(.70)
Return of capital	(.01)	(.02)	(.03)	—	—
Total distributions	(.61)	(.58)	(.54)	(.64)	(.70)
Redemption fees collected	— [b]	— [b]	— [b]	— [b]	— [b]
Net asset value, end of period	$9.41	$9.12	$10.97	$10.36	$10.89

Total Return	10.00%	(11.91%)	11.35%	1.19%	5.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,982	$1,905	$126,683	$127,037	$151,558
Ratios to average net assets:
Net investment income (loss)	6.43%	4.70%	4.80%	5.79%	6.31%
Total expenses[d]	0.84%	0.75%	0.77%	0.85%	0.89%
Net expenses[e,f,g]	0.80%	0.75%	0.76%	0.85%	0.88%
Portfolio turnover rate	31%	42%	86%	81%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.04%	0.01%	0.00%*	0.05%	0.05%
C-Class	0.04%	0.00%*	0.01%	0.04%	0.05%
P-Class	0.01%	0.04%	0.04%	0.02%	0.01%
Institutional Class	0.03%	0.02%	0.01%	0.02%	0.02%
R6-Class	—	—	—	0.00%*	0.00%*

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.13%	1.09%	1.03%	1.12%	1.15%
C-Class	1.89%	1.89%	1.87%	1.90%	1.91%
P-Class	1.13%	1.14%	1.14%	1.16%	1.16%
Institutional Class	0.88%	0.87%	0.83%	0.87%	0.88%
R6-Class	0.77%	0.75%	0.74%	0.77%	0.77%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Core Bond Fund (“Fund”). The Fund is managed by a team of seasoned professionals at SI, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund returned 1.46% 1, outperforming the Bloomberg U.S.Aggregate Bond Index, the Fund’s benchmark (“Benchmark”), which returned 0.64% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 82 basis points. Carry, or earned income, remained a consistent source of relative performance for the Fund. Spreads also added to performance relative to the Benchmark. Credit selection within corporates, the Fund’s allocation to securitized credit, and an underweight to Agency residential mortgage-backed securities (“RMBS”) drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund was positioned modestly overweight duration while the curve bear steepened. Bear steepening refers to yield-curve widening due to long-term rates increasing more than short-term rates, amid a period of falling bond prices and rising yields.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the reporting period, performance from interest rate swaps, caps, and swaptions detracted from performance, and performance from SOFR futures was positive (SOFR is Secured Overnight Financing Rate, which measures the cost of borrowing cash overnight collateralized by Treasury Securities). Options on equities, which functioned as hedges to the Fund’s credit positioning, detracted from performance and performance from credit default swaps and credit default swap index (CDX) positions was negative. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. To that end, the Fund has steadily moved up-in-quality and positioned more defensively, uniquely, without having to sacrifice yield due to the flatness of the yield curve and the lack of any material decompression witnessed in credit spreads with respect to quality. While spreads for many credit sectors have reverted to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, particularly when analyzed in the context of broader fixed income spread levels. Specifically, the basis between structured credit spreads and investment-grade corporate spreads currently sits north of the 90th percentile of historically observed data.

Structured credit is the Fund’s largest allocation. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation, represents roughly 22% of the Fund’s holdings. Investment-grade-rated credit makes up 19% of that allocation while 3% is below-investment-grade rated. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities and risks across certain issuers and industries given tighter credit conditions across capital markets. Primary market offerings have priced at especially attractive levels, as many investors have pulled back from lending activities. The Fund has employed modestly sized credit hedges to protect the portfolio from potential spread widening.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

At the end of the Reporting Period, the Fund had a duration of 6.5 years, unchanged versus the end of the previous Reporting Period. During the period, however, we shifted more total duration during the selloff, we did continue to shift more of the Fund’s duration concentration toward the front end and belly of the curve. While we feel that much of the move in the long end of the Treasury curve has been driven by technical factors and current yields are above levels justified by fundamentals (e.g. inflation expectations, growth expectations, term premium, etc.), the path to those technical factors dissipating in the near term is unclear. Our conviction on the future path of rates is higher at the front end of the curve at this point in the cycle. On a related note, interest rate volatility has remained elevated, which has presented the Fund with opportunities to tactically add to positions in Agency RMBS, locking in spreads, both static and option adjusted, that are near 15-year wides.

Despite another volatile quarter for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. To that end, we continue to emphasize a defensive tilt to our positioning. From a valuation perspective, the recent move higher in interest rates does potentially present an interesting opportunity to extend duration further, but as we noted, the technical backdrop (particularly at the long end of the curve) is fairly precarious at the moment. Our conviction on the future path of rates is higher on the front end of the curve at this point in the cycle, which informed our shift in curve positioning. However, with the yield curve having steepened out, investors can now “lock-in” roughly similar yields to what they are able to earn in overnight rates, which may be a catalyst for some of the nearly $2 trillion growth in money market funds to move back into fixed income. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates appears unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

Performance displayed represents past performance which is no guarantee of future results..

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

CORE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	51.6%
AA	7.1%
A	17.3%
BBB	19.1%
BB	1.6%
B	0.4%
CC	0.1%
C	0.1%
NR2	0.8%
Other Instruments	1.9%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.63%	7.8%
U.S. Treasury Notes, 3.88%	5.8%
U.S. Treasury Notes, 4.13%	4.7%
U.S. Treasury Notes, 3.50%	3.8%
U.S. Treasury Bonds, due 05/15/53	2.8%
Fannie Mae, 5.50% due 05/01/53	2.8%
U.S. Treasury Notes, 3.63%	1.4%
Fannie Mae, 5.00% due 06/01/53	1.2%
Fannie Mae, 5.00% due 05/01/53	1.0%
U.S. Treasury Notes, 4.38%	0.9%
Top Ten Total	32.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	1.46%	0.05%	2.18%
A-Class Shares with sales charge†	(2.60%)	(0.76%)	1.68%
C-Class Shares	0.68%	(0.69%)	1.43%
C-Class Shares with CDSC‡	(0.29%)	(0.69%)	1.43%
Institutional Class Shares	1.80%	0.34%	2.46%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	1.50%	0.05%	1.34%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	0.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only: performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculated performance for the periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
CORE BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	31,926	$14,721

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††	622,890	62

Industrial - 0.0%
Constar International Holdings LLC*,†††	68	—

Total Common Stocks
(Cost $318,263)		14,783

PREFERRED STOCKS†† - 1.6%
Financial - 1.6%
Charles Schwab Corp.
4.00%	8,500,000	5,997,354
MetLife, Inc.
3.85%	3,520,000	3,256,307
Bank of New York Mellon Corp.
3.75%	3,900,000	3,163,264
Wells Fargo & Co.
3.90%	3,250,000	2,838,382
JPMorgan Chase & Co.
3.65%[2]	2,350,000	2,051,169
Bank of America Corp.
6.13%	1,650,000	1,580,903
Markel Group, Inc.
6.00%	1,360,000	1,312,837
Kuvare US Holdings, Inc.
7.00%[3]	1,000,000	1,052,805
CNO Financial Group, Inc.
5.13% due 11/25/60	48,000	745,440
Assurant, Inc.
5.25% due 01/15/61	38,000	741,000
Depository Trust & Clearing Corp.
3.38%[2,3]	1,000,000	740,437
Lincoln National Corp.
9.25%[2]	644,000	663,315
First Republic Bank
4.25%	77,975	8
Total Financial		24,143,221

Industrial - 0.0%
Constar International Holdings LLC*,†††	7	—

Total Preferred Stocks
(Cost $31,237,477)		24,143,221

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26	6,510	1,465
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[1]	8,300	498
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††	69,210	7
Total Warrants
(Cost $21,927)		1,970
MONEY MARKET FUNDS† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[4]	2,271,130	2,271,130
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[4]	1,586,284	1,586,284
Total Money Market Fund
(Cost $3,857,414)		3,857,414

	Face Amount~
U.S. GOVERNMENT SECURITIES†† - 32.1%
U.S. Treasury Notes
3.88% due 08/15/33	95,300,000	90,043,609
4.13% due 07/31/28[16]	73,650,000	72,061,922
3.50% due 01/31/28[12]	61,817,000	58,994,185
3.63% due 05/15/26	22,000,000	21,325,391
4.38% due 08/31/28	14,500,000	14,356,133
2.75% due 02/15/28	8,370,000	7,740,942
3.75% due 06/30/30	5,340,000	5,068,411
3.38% due 05/15/33[16]	4,130,000	3,745,394
4.13% due 06/15/26	260,000	255,186
U.S. Treasury Notes
4.63% due 09/30/28	121,000,000	121,217,422
U.S. Treasury Bonds
due 05/15/53[8,9]	164,480,000	43,551,995
3.00% due 08/15/52	16,000,000	11,658,750
due 02/15/52[8,9]	29,980,000	8,166,154
due 02/15/46[8,9]	22,605,000	7,574,924
2.88% due 05/15/52	10,000,000	7,090,234
due 05/15/44[8,9]	19,265,000	7,016,364
4.00% due 11/15/52	5,300,000	4,697,539
1.88% due 11/15/51	8,000,000	4,459,062
due 11/15/44[8,9,12]	4,520,000	1,604,392
United States Treasury Inflation Indexed Bonds
1.25% due 04/15/28[14]	3,974,412	3,779,844
1.38% due 07/15/33[14]	1,942,487	1,796,004
Total U.S. Government Securities
(Cost $533,351,500)		496,203,857

ASSET-BACKED SECURITIES†† - 24.5%
Collateralized Loan Obligations - 14.8%
LoanCore Issuer Ltd.
2021-CRE5 C, 7.80% (1 Month Term SOFR + 2.35%, Rate Floor: 2.35%) due 07/15/36◊,3	7,500,000	7,010,106
2021-CRE4 D, 7.93% (30 Day Average SOFR + 2.61%, Rate Floor: 2.61%) due 07/15/35◊,3	4,426,000	4,125,496

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
2021-CRE6 C, 7.75% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,3	4,000,000	$3,811,546
2021-CRE4 C, 7.13% (30 Day Average SOFR + 1.81%, Rate Floor: 1.81%) due 07/15/35◊,3	1,000,000	971,776
Octagon Investment Partners 49 Ltd.
2021-5A B, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 01/15/33◊,3	8,500,000	8,395,450
2021-5A C, 7.62% (3 Month Term SOFR + 2.31%, Rate Floor: 2.05%) due 01/15/33◊,3	7,450,000	7,244,404
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,3	12,000,000	11,966,848
2020-7A B, 8.17% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/32◊,3	3,750,000	3,668,723
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,3	13,500,000	13,453,212
2020-3A B, 8.07% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/15/33◊,3	2,000,000	1,967,421
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,3	6,000,000	5,863,291
2021-FL3 AS, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,3	3,950,000	3,745,892
2021-FL2 C, 7.60% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 12/13/38◊,3	3,100,000	2,829,631
Dryden 36 Senior Loan Fund
2020-36A CR3, 7.62% (3 Month Term SOFR + 2.31%, Rate Floor: 2.05%) due 04/15/29◊,3	8,000,000	7,931,896
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.03% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,3	4,000,000	3,964,800
2021-48A C, 7.58% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 04/19/33◊,3	4,000,000	3,955,188
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 8.00% (1 Month Term SOFR + 2.66%, Rate Floor: 2.55%) due 07/16/36◊,3	4,000,000	3,807,214
2021-FL6 C, 7.30% (1 Month Term SOFR + 1.96%, Rate Floor: 1.85%) due 07/16/36◊,3	3,400,000	3,211,757
Palmer Square Loan Funding Ltd.
2021-1A A2, 6.84% (3 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 04/20/29◊,3	2,000,000	1,984,311
2021-1A B, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 04/20/29◊,3	2,000,000	1,979,243
2021-3A C, 8.09% (3 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 07/20/29◊,3	2,000,000	1,965,066
2021-2A C, 8.04% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 05/20/29◊,3	1,000,000	986,154
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,3	6,500,000	6,242,286
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,3	4,000,000	3,975,144
2021-16A A2R2, 7.41% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 07/25/33◊,3	2,000,000	1,940,101
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,3	5,500,000	5,439,950
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,3	4,250,000	4,197,749
2021-2A C, 8.42% (3 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 04/22/33◊,3	1,250,000	1,204,505
AMMC CLO XIV Ltd.
2021-14A A2R2, 7.01% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 07/25/29◊,3	5,332,385	5,330,252
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.91% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,3	3,750,000	3,749,737
2023-3A B, 8.78% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/13/35◊,3	1,250,000	1,249,893
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,3	4,250,000	4,191,981
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.37% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,3	3,250,000	3,164,925
2021-9A A1TR, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 10/15/33◊,3	1,000,000	981,243

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,3	3,750,000	$3,717,811
BSPDF Issuer Ltd.
2021-FL1 C, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 10/15/36◊,3	4,000,000	3,709,869
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,3	3,722,023	3,699,691
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,3	3,750,000	3,693,708
PFP Ltd.
2021-7 D, 7.85% (1 Month Term SOFR + 2.51%, Rate Floor: 2.40%) due 04/14/38◊,3	3,749,813	3,501,277
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,3	3,500,000	3,499,799
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,3	3,207,310	3,167,868
Cerberus Loan Funding XXXIII, LP
2021-3A B, 7.42% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,3	2,000,000	1,930,635
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,3	1,250,000	1,231,138
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,3	3,025,262	3,012,407
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A C, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,3	3,000,000	2,933,833
KREF Funding V LLC
7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††	2,840,938	2,817,778
0.15% due 06/25/26†††,5	21,818,182	15,055
BXMT Ltd.
2020-FL2 A, 6.35% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,3	2,896,986	2,753,049
VOYA CLO
2021-2A A2AR, 7.22% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 06/07/30◊,3	2,550,000	2,532,915
Palmer Square CLO 2023-4 Ltd.
2023-4A C, due 10/20/33◊,3	2,250,000	2,250,000
Apres Static CLO Ltd.
2020-1A A2R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 0.00%) due 10/15/28◊,3	2,000,000	1,991,621
MidOcean Credit CLO VII
2020-7A BR, 7.17% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/15/29◊,3	2,000,000	1,964,200
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A C, 7.32% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 04/16/33◊,3	2,000,000	1,956,779
ACRES Commercial Realty Ltd.
2021-FL2 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 01/15/37◊,3	2,000,000	1,951,724
Magnetite XXIX Ltd.
2021-29A C, 7.22% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 01/15/34◊,3	2,000,000	1,946,532
ABPCI Direct Lending Fund IX LLC
2021-9A A2R, 7.42% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 11/18/31◊,3	2,000,000	1,943,225
ACRES Commercial Realty Ltd.
2021-FL1 AS, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 06/15/36◊,3	2,000,000	1,926,802
FS Rialto
2021-FL3 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 11/16/36◊,3	2,000,000	1,882,224
Canyon Capital CLO Ltd.
2018-1A A2R, 7.13% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/30/31◊,3	1,900,000	1,868,150
BRSP Ltd.
2021-FL1 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.15%) due 08/19/38◊,3	2,000,000	1,835,700
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,3	1,819,878	1,809,448
OCP CLO Ltd.
2020-4A A2RR, 7.06% (3 Month Term SOFR + 1.71%, Rate Floor: 1.45%) due 04/24/29◊,3	1,500,000	1,490,550

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

		Face Amount~	Value
Golub Capital Partners CLO 54M L.P
2021-54A B, 7.48% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 08/05/33◊,3		1,500,000	$1,423,599
STWD Ltd.
2019-FL1 D, 7.80% (1 Month Term SOFR + 2.46%, Rate Floor: 2.46%) due 07/15/38◊,3		1,459,000	1,329,331
Palmer Square Loan Funding Ltd.
2023-1A B, due 07/20/31◊,3		1,250,000	1,256,621
Palmer Square Loan Funding Ltd.
2023-4A B, 8.10% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/24/31◊,3		1,000,000	1,006,817
Owl Rock CLO XIII LLC
2023-13A B, 8.77% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/20/35◊,3		1,000,000	999,821
Cerberus Loan Funding XXXVIII, LP
2022-2A A1, 8.06% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/15/34◊,3		1,000,000	999,102
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,3		1,000,000	991,011
Owl Rock CLO II Ltd.
2021-2A ALR, 7.14% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,3		1,000,000	983,346
Owl Rock CLO I Ltd.
2019-1A A, 7.44% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 05/20/31◊,3		986,802	983,164
Northwoods Capital XII-B Ltd.
2018-12BA B, 7.52% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 06/15/31◊,3		1,000,000	971,600
BSPRT Issuer Ltd.
2021-FL7 C, 7.75% (1 Month Term SOFR + 2.41%, Rate Floor: 2.41%) due 12/15/38◊,3		1,000,000	955,308
KREF
2021-FL2 C, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,3		1,000,000	937,028
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.86% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,3		922,122	913,811
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,6]		1,000,000	732,245
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 8.05% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 12/18/37◊,3		773,000	711,125
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,3		604,218	601,643
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,3		161,421	160,942
Marathon CLO V Ltd.
2017-5A A2R, 7.09% (3 Month Term SOFR + 1.71%, Rate Floor: 0.00%) due 11/21/27◊,3		117,522	117,383
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[3,6]		633,344	14,757
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[3,6]		162,950	1,636
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[6,7]		700,000	70
Total Collateralized Loan Obligations			229,631,339

Financial - 2.3%
Project Onyx I
due 01/26/27†††15		5,700,000	5,700,248
HV Eight LLC
7.10% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	4,400,000	4,653,622
Strategic Partners Fund VIII LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		4,583,099	4,560,941
KKR Core Holding Company LLC
4.00% due 08/12/31†††		5,122,847	4,429,135
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,3		3,050,000	3,050,000
HarbourVest Structured Solutions IV Holdings, LP
7.61% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		1,736,198	1,736,495
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	1,000,000	1,057,740
Project Onyx II
due 01/26/27†††15		1,900,000	1,899,931
Ceamer Finance LLC
6.92% due 11/15/37†††		1,987,290	1,894,690
Lightning A
5.50% due 03/01/37†††		1,736,222	1,576,302
Thunderbird A
5.50% due 03/01/37†††		1,711,333	1,553,553
Madison Avenue Secured Funding Trust
2024-1, due 10/15/24[15]		1,175,000	1,175,000
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		756,775	716,740
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		654,696	618,915
Station Place Securitization Trust
2024-1, due 10/15/24[15]		575,000	575,000

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

		Face Amount~	Value
Aesf Vi Verdi, LP
6.00% (3 Month EURIBOR + 2.40%, Rate Floor: 2.40%) due 11/25/24◊,†††	EUR	103,023	$110,598
Total Financial			35,308,910

Whole Business - 2.2%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[3]		6,547,500	5,798,950
Domino’s Pizza Master Issuer LLC
2017-1A, 4.12% due 07/25/47[3]		5,103,000	4,721,020
2021-1A, 3.15% due 04/25/51[3]		1,124,125	905,642
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]		3,515,625	3,388,261
2021-1A, 2.29% due 08/25/51[3]		1,404,975	1,147,637
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[3]		4,154,375	3,429,275
2019-1A, 3.88% due 10/25/49[3]		962,500	878,813
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[3]		3,801,840	3,210,346
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[3]		3,102,750	3,046,475
Sonic Capital LLC
2021-1A, 2.19% due 08/20/51[3]		1,734,600	1,393,177
2020-1A, 4.34% due 01/20/50[3]		969,167	837,088
2020-1A, 3.85% due 01/20/50[3]		751,104	679,649
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]		1,732,500	1,610,528
DB Master Finance LLC
2021-1A, 2.79% due 11/20/51[3]		1,965,000	1,514,915
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[3]		1,321,260	1,223,952
Wingstop Funding LLC
2022-1A, 3.73% due 03/05/52[3]		347,375	303,783
Total Whole Business			34,089,511

Transport-Aircraft - 1.6%
AASET Trust
2021-1A, 2.95% due 11/16/41[3]		3,555,584	3,128,985
2021-2A, 2.80% due 01/15/47[3]		2,476,849	2,117,177
2020-1A, 3.35% due 01/16/40[3]		901,859	784,617
2017-1A, 3.97% due 05/16/42[3]		42,488	37,389
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[3]		3,052,083	2,648,445
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[3]		2,771,088	2,556,273
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[3]		2,066,031	1,771,105
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]		2,035,210	1,769,572
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[3]		1,920,801	1,617,737
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]		1,749,440	1,568,167
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[3]		1,605,912	1,358,907
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[3]		1,025,140	927,783
2017-1, 4.58% due 02/15/42[3]		157,722	147,433
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,3		984,943	978,598
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]		985,632	883,491
Slam 2021-1 Ltd.
2021-1A, 2.43% due 06/15/46[3]		859,400	731,023
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]		769,353	641,325
WAVE LLC
2019-1, 3.60% due 09/15/44[3]		719,910	593,112
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]		526,869	479,021
Total Transport-Aircraft			24,740,160

Net Lease - 1.4%
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[3]		2,687,109	2,592,812
2020-1, 2.28% due 07/15/60[3]		674,589	592,306
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[3]		3,240,521	3,018,883
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[3]		2,224,219	1,777,621
2020-1A, 4.95% due 02/15/50[3]		1,500,000	1,203,424
CMFT Net Lease Master Issuer LLC
2021-1, 3.44% due 07/20/51[3]		3,570,000	2,626,388
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[3]		2,501,232	2,303,465
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[3]		2,500,000	2,213,759
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[3]		2,479,789	1,943,240
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[3]		1,235,677	1,084,082
2021-1A, 2.76% due 08/15/51[3]		996,458	716,880
AFN ABSPROP001 LLC
2021-1A, 2.21% due 05/20/51[3]		1,629,658	1,318,953
Total Net Lease			21,391,813

Single Family Residence - 0.6%
FirstKey Homes Trust
2020-SFR2, 2.67% due 10/19/37[3]		2,250,000	2,047,943
2020-SFR2, 4.00% due 10/19/37[3]		1,400,000	1,290,230
2020-SFR2, 4.50% due 10/19/37[3]		1,350,000	1,250,921
2020-SFR2, 3.37% due 10/19/37[3]		900,000	822,587
Tricon Residential 2023-SFR1 Trust
2023-SFR1, 5.10% due 07/17/40[3]		2,722,000	2,538,943
Home Partners of America Trust
2021-3, 2.80% due 01/17/41[3]		920,614	773,150
Home Partners of America Trust
2021-2, 2.40% due 12/17/26[3]		481,325	420,918
Total Single Family Residence			9,144,692

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
Infrastructure - 0.5%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[3]	2,500,000	$2,177,496
Stack Infrastructure Issuer LLC
2023-1A, 5.90% due 03/25/48[3]	1,000,000	951,979
2020-1A, 1.89% due 08/25/45[3]	1,000,000	907,740
Hotwire Funding LLC
2021-1, 2.31% due 11/20/51[3]	2,000,000	1,756,420
Vantage Data Centers Issuer LLC
2019-1A, 3.19% due 07/15/44[3]	1,127,021	1,094,560
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[3]	1,150,000	1,005,949
Total Infrastructure		7,894,144

Transport-Container - 0.5%
MC Ltd.
2021-1, 2.63% due 11/05/35[3]	3,300,822	2,867,079
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[3]	3,061,294	2,780,626
CLI Funding VI LLC
2020-1A, 2.08% due 09/18/45[3]	1,176,400	1,016,041
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[3]	750,503	621,214
Total Transport-Container		7,284,960

Collateralized Debt Obligations - 0.4%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[3]	7,250,000	6,261,988
Automotive - 0.1%
Avis Budget Rental Car Funding AESOP LLC
2023-8A, 6.66% due 02/20/30†††,3	1,600,000	1,587,096
Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	1,000,000	972,691
Total Asset-Backed Securities
(Cost $397,040,825)		378,307,304

CORPORATE BONDS†† - 21.8%
Financial - 11.4%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	6,200,000	4,494,053
3.25% due 11/15/30	4,000,000	3,024,656
Nippon Life Insurance Co.
2.75% due 01/21/51[2,3]	8,150,000	6,411,014
BPCE S.A.
2.28% due 01/20/32[2,3]	8,200,000	6,134,366
Reliance Standard Life Global Funding II
2.75% due 05/07/25[3]	5,989,000	5,630,924
Wilton RE Ltd.
6.00% [2,3,10]	6,237,000	5,479,017
Blue Owl Capital GP LLC
7.21% due 08/22/43†††	5,000,000	4,920,044
GA Global Funding Trust
1.63% due 01/15/26[3]	5,450,000	4,864,654
Liberty Mutual Group, Inc.
4.13% due 12/15/51[2,3]	5,800,000	4,768,383
American Equity Investment Life Holding Co.
5.00% due 06/15/27	5,036,000	4,730,307
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	4,650,000	3,871,203
5.30% due 01/15/29	900,000	834,318
JPMorgan Chase & Co.
2.52% due 04/22/31[2]	2,210,000	1,791,380
4.49% due 03/24/31[2]	1,600,000	1,464,994
2.96% due 05/13/31[2]	1,093,000	898,036
Iron Mountain, Inc.
4.50% due 02/15/31[3]	1,917,000	1,576,662
5.25% due 07/15/30[3]	1,283,000	1,120,887
5.63% due 07/15/32[3]	1,000,000	863,302
Allianz SE
3.20% [2,3,10]	5,000,000	3,550,527
PartnerRe Finance B LLC
4.50% due 10/01/50[2]	4,040,000	3,426,473
FS KKR Capital Corp.
2.63% due 01/15/27	2,150,000	1,841,139
3.25% due 07/15/27	1,800,000	1,549,892
Safehold GL Holdings LLC
2.85% due 01/15/32	2,428,000	1,783,521
2.80% due 06/15/31	1,931,000	1,443,137
Macquarie Group Ltd.
2.87% due 01/14/33[2,3]	2,150,000	1,624,965
2.69% due 06/23/32[2,3]	2,000,000	1,532,337
Jefferies Financial Group, Inc.
2.75% due 10/15/32	2,720,000	2,030,217
2.63% due 10/15/31	1,400,000	1,063,880
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	2,500,000	2,032,097
5.63% due 08/16/32	1,000,000	934,010
Ares Finance Company II LLC
3.25% due 06/15/30[3]	3,660,000	2,962,990
Maple Grove Funding Trust I
4.16% due 08/15/51[3]	4,750,000	2,954,130
Macquarie Bank Ltd.
3.62% due 06/03/30[3]	3,570,000	2,903,873
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,385,000	2,806,568
Assurant, Inc.
2.65% due 01/15/32	2,300,000	1,681,642
4.90% due 03/27/28	1,100,000	1,051,143
First American Financial Corp.
4.00% due 05/15/30	3,180,000	2,693,111
Fidelity National Financial, Inc.
3.40% due 06/15/30	3,085,000	2,621,544
2.45% due 03/15/31	70,000	53,973
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	3,687,000	2,634,223
Reinsurance Group of America, Inc.
3.15% due 06/15/30	3,070,000	2,541,590

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	3,150,000	$2,511,715
Accident Fund Insurance Company of America
8.50% due 08/01/32[3]	2,450,000	2,387,715
Corebridge Financial, Inc.
3.90% due 04/05/32	1,600,000	1,346,394
6.88% due 12/15/52[2]	1,000,000	957,990
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]	3,620,000	2,295,383
UBS Group AG
2.10% due 02/11/32[2,3]	2,950,000	2,182,853
Equitable Holdings, Inc.
7.00% due 04/01/28	2,050,000	2,131,133
Sumitomo Life Insurance Co.
3.38% due 04/15/81[2,3]	2,500,000	2,077,712
Belrose Funding Trust
2.33% due 08/15/30[3]	2,780,000	2,071,662
Mizuho Financial Group, Inc.
5.67% due 05/27/29[2]	2,100,000	2,064,835
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	2,450,000	2,062,915
Standard Chartered plc
4.64% due 04/01/31[2,3]	2,250,000	2,024,178
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[3]	2,164,746	1,773,099
QBE Insurance Group Ltd.
5.88% [2,3,10]	1,750,000	1,663,455
Stewart Information Services Corp.
3.60% due 11/15/31	2,250,000	1,653,417
Manulife Financial Corp.
2.48% due 05/19/27	1,800,000	1,625,408
Westpac Banking Corp.
3.02% due 11/18/36[2]	1,200,000	887,842
2.96% due 11/16/40	805,000	489,586
2.67% due 11/15/35[2]	295,000	221,008
Americo Life, Inc.
3.45% due 04/15/31[3]	2,060,000	1,486,380
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[3]	2,360,000	1,472,167
Bank of America Corp.
2.59% due 04/29/31[2]	1,800,000	1,446,464
Trustage Financial Group, Inc.
4.63% due 04/15/32[3]	1,750,000	1,444,138
HS Wildcat LLC
3.83% due 12/31/50†††	1,992,848	1,413,757
Dyal Capital Partners III
4.40% due 06/15/40†††	1,750,000	1,406,583
Australia & New Zealand Banking Group Ltd.
2.57% due 11/25/35[2,3]	1,800,000	1,332,569
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen
5.88% due 05/23/42[2,3]	1,350,000	1,300,072
Brookfield Finance, Inc.
3.50% due 03/30/51	1,250,000	777,475
4.70% due 09/20/47	650,000	506,262
AmFam Holdings, Inc.
2.81% due 03/11/31[3]	1,750,000	1,266,932
ABN AMRO Bank N.V.
2.47% due 12/13/29[2,3]	1,400,000	1,156,105
National Australia Bank Ltd.
2.33% due 08/21/30[3]	1,500,000	1,134,153
Global Atlantic Finance Co.
3.13% due 06/15/31[3]	1,582,000	1,127,580
Lincoln National Corp.
4.38% due 06/15/50	1,580,000	1,082,453
Brookfield Capital Finance LLC
6.09% due 06/14/33	1,100,000	1,068,901
Mitsubishi UFJ Financial Group, Inc.
5.44% due 02/22/34[2]	1,100,000	1,049,108
Societe Generale S.A.
2.89% due 06/09/32[2,3]	1,300,000	983,609
Horace Mann Educators Corp.
7.25% due 09/15/28	950,000	949,199
Prudential Financial, Inc.
3.70% due 10/01/50[2]	1,160,000	943,411
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	1,050,000	796,596
Fort Moore Family Communities LLC
6.09% due 01/15/51[3]	874,640	764,545
Apollo Management Holdings, LP
2.65% due 06/05/30[3]	930,000	748,179
Central Storage Safety Project Trust
4.82% due 02/01/38[7]	852,800	711,207
CNO Financial Group, Inc.
5.25% due 05/30/29	700,000	659,290
Protective Life Corp.
3.40% due 01/15/30[3]	740,000	623,962
Brown & Brown, Inc.
2.38% due 03/15/31	800,000	618,138
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[3]	950,000	567,448
Western & Southern Life Insurance Co.
3.75% due 04/28/61[3]	850,000	513,867
Kemper Corp.
2.40% due 09/30/30	675,000	498,810
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	800,000	490,210
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[3]	400,000	390,503
Cooperatieve Rabobank UA
4.66% due 08/22/28[2,3]	400,000	379,804
Hanover Insurance Group, Inc.
2.50% due 09/01/30	480,000	367,909

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	470,000	$285,498
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]	296,000	273,090
Nasdaq, Inc.
5.95% due 08/15/53	200,000	186,816
KKR Group Finance Company III LLC
5.13% due 06/01/44[3]	100,000	82,781
Total Financial		175,329,453

Consumer, Cyclical - 2.6%
Hyatt Hotels Corp.
5.38% due 04/23/25	3,950,000	3,906,038
5.75% due 04/23/30	3,010,000	2,918,042
Choice Hotels International, Inc.
3.70% due 01/15/31	7,340,000	6,112,634
Whirlpool Corp.
4.60% due 05/15/50[16]	6,145,000	4,789,526
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	3,014,000	3,046,720
Alt-2 Structured Trust
2.95% due 05/14/31†††	3,199,620	2,794,194
Smithsonian Institution
2.70% due 09/01/44	4,000,000	2,479,599
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3]	1,980,278	1,774,831
2.90% due 03/15/35[3]	798,906	661,433
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[3]	2,360,000	2,292,264
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]	1,912,500	1,894,908
Warnermedia Holdings, Inc.
5.14% due 03/15/52	1,650,000	1,226,017
6.41% due 03/15/26	600,000	599,899
Ferguson Finance plc
3.25% due 06/02/30[3]	1,204,000	1,020,507
4.65% due 04/20/32[3]	600,000	538,735
United Airlines Class A Pass Through Trust
5.80% due 01/15/36	1,450,000	1,409,531
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	1,541,000	958,390
American Airlines Class AA Pass Through Trust
3.20% due 06/15/28	697,000	626,917
Steelcase, Inc.
5.13% due 01/18/29	637,000	565,309
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	200,000	194,565
Total Consumer, Cyclical		39,810,059

Consumer, Non-cyclical - 2.1%
Altria Group, Inc.
3.40% due 05/06/30	2,510,000	2,145,714
3.70% due 02/04/51	2,350,000	1,461,172
4.45% due 05/06/50	390,000	276,260
Smithfield Foods, Inc.
2.63% due 09/13/31[3]	2,400,000	1,720,820
5.20% due 04/01/29[3]	1,200,000	1,096,046
3.00% due 10/15/30[3]	970,000	741,477
CoStar Group, Inc.
2.80% due 07/15/30[3]	4,130,000	3,327,720
Global Payments, Inc.
2.90% due 05/15/30	1,620,000	1,328,119
2.90% due 11/15/31	1,650,000	1,294,378
JBS USA LUX S.A. / JBS USA Food Company / JBS Luxembourg SARL
6.75% due 03/15/34[3]	2,200,000	2,140,578
BAT Capital Corp.
3.98% due 09/25/50	2,800,000	1,757,286
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32	1,750,000	1,320,168
4.38% due 02/02/52	600,000	398,747
Royalty Pharma plc
3.55% due 09/02/50	2,690,000	1,644,126
Triton Container International Ltd.
3.15% due 06/15/31[3]	2,100,000	1,583,098
California Institute of Technology
3.65% due 09/01/19	2,000,000	1,224,424
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[3]	1,500,000	1,223,464
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	2,250,000	1,206,893
Quanta Services, Inc.
2.90% due 10/01/30	1,464,000	1,194,097
Universal Health Services, Inc.
2.65% due 10/15/30	1,320,000	1,028,832
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[3]	1,300,000	1,027,198
Kraft Heinz Foods Co.
7.13% due 08/01/39[3]	650,000	689,650
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	1,000,000	685,726
OhioHealth Corp.
3.04% due 11/15/50	1,000,000	650,069
Children’s Hospital Corp.
2.59% due 02/01/50	1,000,000	573,532
Children’s Health System of Texas
2.51% due 08/15/50	1,000,000	556,559
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[3]	250,000	205,049
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	200,000	149,563
Total Consumer, Non-cyclical		32,650,765

Industrial - 1.7%
Howmet Aerospace, Inc.
3.00% due 01/15/29	3,800,000	3,216,546
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	4,109,105	3,086,442

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
TD SYNNEX Corp.
2.65% due 08/09/31	2,142,000	$1,592,653
2.38% due 08/09/28	1,600,000	1,314,812
Vontier Corp.
2.95% due 04/01/31	3,450,000	2,660,906
Flowserve Corp.
3.50% due 10/01/30	1,810,000	1,509,049
2.80% due 01/15/32	1,150,000	879,917
Owens Corning
3.88% due 06/01/30	2,380,000	2,102,382
Fortune Brands Innovations, Inc.
4.00% due 03/25/32	2,050,000	1,747,576
Cliffwater Corporate Lending Fund
6.77% due 08/04/28†††	1,550,000	1,507,777
Stadco LA, LLC
3.75% due 05/15/56†††	2,000,000	1,267,001
Amcor Flexibles North America, Inc.
2.63% due 06/19/30	1,230,000	992,971
IP Lending V Ltd.
5.13% due 04/02/26†††, 3	1,050,000	976,500
Ingersoll Rand, Inc.
5.70% due 08/14/33	1,000,000	965,115
Cellnex Finance Company S.A.
3.88% due 07/07/41[3]	1,372,000	950,577
HEICO Corp.
5.35% due 08/01/33	1,000,000	947,106
Boeing Co.
5.81% due 05/01/50	700,000	633,862
Norfolk Southern Corp.
4.10% due 05/15/21	600,000	389,803
Total Industrial		26,740,995

Energy - 1.2%
BP Capital Markets plc
4.88% [2,10]	7,310,000	6,530,925
ONEOK, Inc.
6.05% due 09/01/33	3,800,000	3,733,237
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[3]	2,986,000	2,172,632
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29	2,158,000	2,160,068
Magellan Midstream Partners, LP
3.95% due 03/01/50	2,000,000	1,338,647
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]	1,050,000	959,678
NuStar Logistics, LP
6.38% due 10/01/30	534,000	505,837
6.00% due 06/01/26	200,000	194,043
TransCanada PipeLines Ltd.
6.20% due 03/09/26	700,000	698,850
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[3]	400,000	392,173
Greensaif Pipelines Bidco SARL
6.13% due 02/23/38[3]	350,000	341,530
Total Energy		19,027,620

Technology - 1.2%
Broadcom, Inc.
4.93% due 05/15/37[3]	2,306,000	1,987,603
4.15% due 11/15/30	1,702,000	1,507,517
3.19% due 11/15/36[3]	217,000	155,803
Entegris Escrow Corp.
4.75% due 04/15/29[3]	3,700,000	3,326,331
Oracle Corp.
3.95% due 03/25/51	2,128,000	1,458,840
5.55% due 02/06/53	1,510,000	1,323,007
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	2,600,000	2,141,464
Leidos, Inc.
2.30% due 02/15/31	1,750,000	1,345,799
5.75% due 03/15/33	500,000	479,180
4.38% due 05/15/30	200,000	179,043
MSCI, Inc.
3.63% due 11/01/31[3]	1,300,000	1,063,500
CGI, Inc.
2.30% due 09/14/31	1,300,000	975,753
Fiserv, Inc.
5.63% due 08/21/33	1,000,000	968,944
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	700,000	682,920
Fidelity National Information Services, Inc.
5.63% due 07/15/52	750,000	680,930
Foundry JV Holdco LLC
5.88% due 01/25/34[3]	400,000	382,101
Total Technology		18,658,735

Communications - 0.9%
British Telecommunications plc
4.88% due 11/23/81[2,3]	2,900,000	2,326,448
4.25% due 11/23/81[2,3]	500,000	438,260
9.63% due 12/15/30	150,000	176,675
Paramount Global
4.95% due 05/19/50	2,490,000	1,686,599
2.90% due 01/15/27	450,000	398,900
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	3,350,000	2,002,894
Vodafone Group plc
4.13% due 06/04/81[2]	2,550,000	1,968,931
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	2,350,000	1,941,334
Rogers Communications, Inc.
4.55% due 03/15/52	2,000,000	1,458,841
Level 3 Financing, Inc.
4.25% due 07/01/28[3]	2,175,000	1,355,097
CSC Holdings LLC
4.13% due 12/01/30[3]	600,000	424,629

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	$180,000
Altice France S.A.
5.13% due 01/15/29[3]	250,000	177,757
Total Communications		14,536,365

Utilities - 0.4%
AES Corp.
3.95% due 07/15/30[3]	1,760,000	1,516,979
NRG Energy, Inc.
2.45% due 12/02/27[3]	1,750,000	1,483,417
Alexander Funding Trust
1.84% due 11/15/23[3]	950,000	943,720
Brooklyn Union Gas Co.
6.39% due 09/15/33[3]	800,000	784,726
Enel Finance International N.V.
5.00% due 06/15/32[3]	850,000	768,976
Alexander Funding Trust II
7.47% due 07/31/28[3]	450,000	450,590
Total Utilities		5,948,408

Basic Materials - 0.3%
Anglo American Capital plc
5.63% due 04/01/30[3]	1,800,000	1,738,394
3.95% due 09/10/50[3]	970,000	659,290
2.63% due 09/10/30[3]	250,000	199,710
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[3]	1,653,000	1,405,434
Yamana Gold, Inc.
2.63% due 08/15/31	1,200,000	920,783
Total Basic Materials		4,923,611
Total Corporate Bonds
(Cost $418,991,509)		337,626,011

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 19.9%
Government Agency - 14.3%
Fannie Mae
5.50% due 05/01/53	45,330,852	43,824,311
5.00% due 06/01/53	21,742,548	20,521,845
5.00% due 05/01/53	17,702,978	16,708,766
5.00% due 04/01/53	13,169,246	12,429,371
4.00% due 06/01/52	7,113,176	6,370,092
5.00% due 08/01/53	5,875,944	5,545,814
2.81% due 05/01/51	8,250,000	5,434,978
4.00% due 07/01/52	5,900,403	5,270,353
2.00% due 03/01/52	4,680,274	3,576,951
2.50% due 10/01/51	3,906,391	3,118,302
2.36% due 08/01/50	4,451,644	2,822,257
3.00% due 03/01/52	3,181,680	2,638,947
5.00% due 09/01/52	2,162,178	2,042,284
2.78% due 05/01/51	2,653,229	1,859,971
2.59% due 06/01/51	2,400,024	1,672,863
2.32% due 02/01/51	2,008,909	1,344,613
2.00% due 09/01/50	2,031,298	1,314,198
2.40% due 03/01/40	2,000,000	1,280,619
2.11% due 10/01/50	1,795,566	1,182,425
2.27% due 02/01/51	1,672,983	1,112,792
2.39% due 02/01/51	1,392,878	943,172
4.24% due 08/01/48	998,910	828,433
3.83% due 05/01/49	1,000,000	800,189
2.58% due 10/01/51	1,164,405	798,778
3.46% due 08/01/49	932,237	739,024
2.99% due 01/01/40	1,000,000	700,388
2.68% due 04/01/50	933,248	671,971
4.07% due 05/01/49	749,994	637,026
4.37% due 10/01/48	699,952	616,080
2.27% due 10/01/41	1,000,000	611,942
1.76% due 08/01/40	1,000,000	605,410
4.25% due 05/01/48	615,372	530,620
due 12/25/43[9]	713,373	515,019
Freddie Mac
5.50% due 06/01/53	12,946,444	12,523,613
5.00% due 04/01/53	12,963,466	12,235,917
5.00% due 06/01/53	11,232,614	10,602,977
due 08/01/53◊	8,337,495	7,970,850
4.00% due 02/01/53	7,920,146	7,114,360
5.00% due 09/01/52	5,660,084	5,345,790
5.00% due 03/01/53	4,418,072	4,171,903
4.00% due 10/01/52	3,121,027	2,787,603
4.00% due 04/01/52	2,004,273	1,798,925
1.98% due 05/01/50	1,337,086	850,359
4.00% due 01/15/46	637	635
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,227,905	2,452,423
2.00% due 11/25/59	1,237,216	938,335
Fannie Mae-Aces
1.59% (WAC) due 03/25/35◊,5	17,538,255	1,730,550
Ginnie Mae
6.00% due 06/20/47†††	1,150,000	1,150,806
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,3	853,698	675,094
Total Government Agency		221,419,944

Residential Mortgage-Backed Securities - 2.4%
RCKT Mortgage Trust 2023-CES2
2023-CES2, 6.81% (WAC) due 09/25/43◊,3	4,000,000	3,994,391
Mill City Mortgage Loan Trust
2021-NMR1, 2.50% (WAC) due 11/25/60◊,3	4,800,000	3,646,384
GCAT Trust
2022-NQM3, 4.35% (WAC) due 04/25/67◊,3	3,183,444	2,847,419
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	2,778,865	2,486,858
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,3	4,000,000	2,188,944
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,†††,3	2,000,000	1,992,235

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Face Amount~	Value
GCAT 2023-NQM3 Trust
2023-NQM3, 7.34% (WAC) due 08/25/68◊,†††,3	2,000,000	$1,992,174
PRPM LLC
2021-RPL2, 2.93% (WAC) due 10/25/51◊,3	2,472,000	1,866,656
BRAVO Residential Funding Trust 2023-NQM2
2023-NQM2, 4.50% due 05/25/62[3,11]	1,873,702	1,694,714
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,3	888,474	779,728
2022-NQM2, 4.20% (WAC) due 03/25/67◊,3	888,474	769,457
OBX Trust
2022-NQM8, 6.10% due 09/25/62[3,11]	879,845	865,220
2022-NQM9, 6.45% due 09/25/62[3,11]	595,038	591,482
Angel Oak Mortgage Trust 2023-1
2023-1, 4.75% due 09/26/67[3,11]	1,526,091	1,420,744
Starwood Mortgage Residential Trust
2020-1, 2.41% (WAC) due 02/25/50◊,3	714,234	658,962
2020-1, 2.56% (WAC) due 02/25/50◊,3	714,234	658,650
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[3]	1,250,000	1,126,073
BRAVO Residential Funding Trust
2021-HE1, 6.82% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,3	1,000,000	978,605
Towd Point Mortgage Trust 2023-CES1
2023-CES1, 6.75% (WAC) due 07/25/63◊,3	958,421	954,169
CSMC Trust
2018-RPL9, 3.85% (WAC) due 09/25/57◊,3	773,362	735,324
2020-NQM1, 1.72% due 05/25/65[3,11]	222,909	197,242
PRPM 2023-RCF1 LLC
2023-RCF1, 4.00% due 06/25/53[3,11]	947,890	892,549
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[5]	6,017,564	841,773
Securitized Asset-Backed Receivables LLC Trust
2006-HE2, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	1,406,043	550,324
Verus Securitization Trust
2019-4, 2.85% due 11/25/59[3,11]	520,817	496,461
MFRA Trust
2021-INV1, 2.29% (WAC) due 01/25/56◊,3	700,000	495,477
New Residential Mortgage Loan Trust
2019-6A, 3.50% (WAC) due 09/25/59◊,3	445,516	398,540
Angel Oak Mortgage Trust
2020-1, 2.77% (WAC) due 12/25/59◊,3	315,186	289,446
RALI Series Trust
2006-QO2, 5.87% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	1,487,218	286,955
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.49% (WAC) due 11/25/33◊	221,291	189,893
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.47% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	234,802	186,855
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.79% (WAC) due 09/27/60◊,3	191,372	168,671
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊,3	129,469	121,330
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	21,628	21,370
Total Residential Mortgage-Backed Securities		37,385,075

Commercial Mortgage-Backed Securities - 2.4%
GS Mortgage Securities Trust
2020-GSA2, 2.34% due 12/12/53	8,000,000	5,652,049
2020-GC45, 0.78% (WAC) due 02/13/53◊,5	18,757,813	542,478
2019-GC42, 0.93% (WAC) due 09/10/52◊,5	14,831,119	502,627
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 7.29% (1 Month Term SOFR + 1.95%, Rate Floor: 1.84%) due 06/15/38◊,3	4,000,000	3,448,058
2016-JP3, 3.55% (WAC) due 08/15/49◊	4,000,000	2,908,677
DBGS Mortgage Trust
2018-C1, 4.80% (WAC) due 10/15/51◊	7,000,000	5,930,435
CD Mortgage Trust
2017-CD4, 3.95% (WAC) due 05/10/50◊	4,750,000	3,864,623
2016-CD1, 1.50% (WAC) due 08/10/49◊,5	2,088,214	56,870
BX Commercial Mortgage Trust
2021-VOLT, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	3,450,000	3,289,551
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,3	2,000,000	1,915,951
Life Mortgage Trust
2021-BMR, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 03/15/38◊,3	1,965,940	1,901,725
GS Mortgage Securities Corporation Trust
2020-DUNE, 6.81% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 12/15/36◊,3	1,000,000	977,243
2020-UPTN, 3.35% (WAC) due 02/10/37◊,3	1,000,000	879,122
Extended Stay America Trust
2021-ESH, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,3	1,045,536	1,028,472
BENCHMARK Mortgage Trust
2019-B14, 0.90% (WAC) due 12/15/62◊,5	19,662,951	545,788
2018-B6, 0.56% (WAC) due 10/10/51◊,5	28,930,608	365,547

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

		Face Amount~	Value
Citigroup Commercial Mortgage Trust
2019-GC43, 0.74% (WAC) due 11/10/52◊,5		19,821,486	$558,022
2016-GC37, 1.82% (WAC) due 04/10/49◊,5		2,812,757	85,250
2016-C2, 1.81% (WAC) due 08/10/49◊,5		2,192,743	75,492
2016-P5, 1.52% (WAC) due 10/10/49◊,5		1,559,959	47,966
COMM Mortgage Trust
2015-CR24, 0.83% (WAC) due 08/10/48◊,5		36,945,247	357,253
2015-CR26, 1.04% (WAC) due 10/10/48◊,5		8,188,771	106,622
CSAIL Commercial Mortgage Trust
2019-C15, 1.19% (WAC) due 03/15/52◊,5		12,053,454	453,128
SG Commercial Mortgage Securities Trust
2016-C5, 2.02% (WAC) due 10/10/48◊,5		7,794,546	269,111
UBS Commercial Mortgage Trust
2017-C2, 1.22% (WAC) due 08/15/50◊,5		7,949,822	253,004
Morgan Stanley Capital I Trust
2016-UB11, 1.58% (WAC) due 08/15/49◊,5		5,766,880	184,772
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.63% (WAC) due 06/15/49◊,5		6,238,287	175,595
Wells Fargo Commercial Mortgage Trust
2016-NXS5, 1.57% (WAC) due 01/15/59◊,5		3,251,045	84,220
2016-C37, 0.95% (WAC) due 12/15/49◊,5		2,642,311	47,077
CFCRE Commercial Mortgage Trust
2016-C3, 1.14% (WAC) due 01/10/48◊,5		5,288,890	93,661
Total Commercial Mortgage-Backed Securities			36,600,389

Military Housing - 0.8%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55◊,3		6,846,420	5,252,520
2015-R1, 4.44% (WAC) due 11/25/52◊,3		2,766,395	2,249,206
2015-R1, 0.70% (WAC) due 11/25/55◊,3,5		10,020,257	640,764
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,3		2,238,364	1,925,077
2007-ROBS, 6.06% due 10/10/52†††,3		451,218	387,390
2007-AETC, 5.75% due 02/10/52†††,3		265,462	222,232
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,3		1,418,618	1,311,445
Total Military Housing			11,988,634

Total Collateralized Mortgage Obligations
(Cost $350,883,671)			307,394,042

SENIOR FLOATING RATE INTERESTS††,◊ - 1.3%
Industrial - 0.5%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27		6,337,500	6,575,854
SkyMiles IP Ltd.
9.08% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/20/27		1,445,000	1,495,040
Air Canada
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28		444,761	444,668
Total Industrial			8,515,562

Technology - 0.3%
Datix Bidco Ltd.
8.68% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	2,900,000	3,471,975
RLDatix
9.53% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		1,252,544	1,229,122
Total Technology			4,701,097

Consumer, Cyclical - 0.3%
Amaya Holdings BV
6.36% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,000,000	4,227,937

Consumer, Non-cyclical - 0.1%
Southern Veterinary Partners LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27		1,057,214	1,049,612
HAH Group Holding Co. LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27		261,388	257,684
Total Consumer, Non-cyclical			1,307,296

Financial - 0.1%
Citadel Securities, LP
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 07/29/30		947,625	944,668

Energy - 0.0%
Venture Global Calcasieu Pass LLC
8.04% (1 Month Term SOFR + 2.63%, Rate Floor: 2.63%) due 08/19/26		444,419	440,344

Communications - 0.0%
Radiate Holdco LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/25/26		161,506	131,721
Total Senior Floating Rate Interests
(Cost $21,193,661)			20,268,625

FEDERAL AGENCY BONDS†† - 1.0%
Tennessee Valley Authority Principal Strips
due 06/15/38[8,9]		9,400,000	4,215,646
due 01/15/48[8,9]		9,700,000	2,489,534
due 01/15/38[8]		4,000,000	1,840,236
due 06/15/35[8,9]		1,583,000	855,995
due 12/15/42[8,9]		1,600,000	546,899
Federal Farm Credit Bank
3.51% due 06/11/40		3,300,000	2,603,099
Tennessee Valley Authority
4.25% due 09/15/65		2,450,000	1,953,892
5.38% due 04/01/56		600,000	594,158
U.S. International Development Finance Corp.
due 01/17/26[8]		800,000	806,136
Total Federal Agency Bonds
(Cost $24,641,407)			15,905,595

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

		Face Amount~	Value
MUNICIPAL BONDS†† - 0.8%
Texas - 0.3%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.29% due 09/01/40		2,100,000	$1,477,389
2.78% due 09/01/34		700,000	521,611
2.69% due 09/01/33		500,000	379,082
2.57% due 09/01/32		475,000	366,201
2.41% due 09/01/31		450,000	352,712
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49		1,500,000	1,011,588
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50		1,000,000	673,356
Total Texas			4,781,939

California - 0.2%
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47		1,200,000	1,257,684
2.68% due 02/01/39		1,200,000	816,454
Total California			2,074,138

New York - 0.1%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50		2,700,000	1,787,557

Virginia - 0.1%
City of Manassas Virginia General Obligation Unlimited
2.00% due 01/01/40		1,700,000	1,100,595

Idaho - 0.1%
Boise State University Revenue Bonds
3.06% due 04/01/40		1,150,000	835,037

Mississippi - 0.0%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41		1,000,000	682,956

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50		1,000,000	604,169

Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50		1,000,000	593,426

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38		444,444	426,966
Total Municipal Bonds
(Cost $17,738,366)			12,886,783

FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63		2,600,000	$1,677,627
4.50% due 04/16/50		1,450,000	984,992
Total Foreign Government Debt
(Cost $4,205,162)			2,662,619

SENIOR FIXED RATE INTERESTS††† - 0.2%
Industrial - 0.2%
CTL Logistics
2.65% due 10/10/42		3,526,004	2,572,239
Total Senior Fixed Rate Interests
(Cost $3,526,004)			2,572,239

		Contracts/ Notional Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	34,200,000	68,477
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	33,900,000	67,877
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	17,150,000	34,339
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	13,950,000	27,932
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	34,250,000	21,461
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	USD	34,200,000	21,430
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	16,800,000	10,527
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	13,950,000	8,741
Total OTC Options Purchased
(Cost $846,473)			260,784

Total Investments - 103.6%
(Cost $1,807,853,659)			1,602,105,247

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

	Contracts/ Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN††13 - (0.0)%
Put Swaptions on:
Interest Rate Swaptions
Barclays Bank plc 5-Year Interest Rate Swap Expiring October 2023 with exercise rate of 3.93%	24,400,000	$(487,166)
Total OTC Interest Rate Swaptions Written

(Premiums received $168,360)		(487,166)
Other Assets & Liabilities, net - (3.6)%		(54,859,783)
Total Net Assets - 100.0%		$1,546,758,298

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28		12,700,000	$(199,058)	$53,104	$(252,162)
BofA Securities, Inc.	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27	EUR	14,500,000	(202,134)	(112,978)	(89,156)
								$(401,192)	$(59,874)	$(341,318)

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.35%	Annually	10/3/2028	$80,000,000	$660	$660	$—
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28	32,100,000	(1,318,963)	323	(1,319,286)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27	77,800,000	(4,613,040)	409	(4,613,449)
								$(5,931,343)	$1,392	$(5,932,735)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	9,504,000	10,220,487 USD	10/16/23	$165,205
Morgan Stanley Capital Services LLC	GBP	Sell	2,962,000	3,699,630 USD	10/16/23	85,539
						$250,744

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

OTC Interest Rate Swaptions Written
Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Barclays Bank plc 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.93%	10/16/23	3.93%	$24,400,000	$(487,166)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Special Purpose Acquisition Company (SPAC).
[2]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $555,686,984 (cost $619,722,761), or 35.9% of total net assets.

[4]	Rate indicated is the 7-day yield as of September 30, 2023.
[5]	Security is an interest-only strip.
[6]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $711,277 (cost $871,193), or 0.0% of total net assets — See Note 10.

[8]	Zero coupon rate security.
[9]	Security is a principal-only strip.
[10]	Perpetual maturity.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[12]	All or a portion of this security is pledged as interest rate swap collateral at September 30, 2023.
[13]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
[14]	Face amount of security is adjusted for inflation.
[15]	Security is unsettled at period end and does not have a stated effective rate.
[16]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2023, the total market value of segregated or earmarked securities was $80,596,842— See Note 6.

BofA — Bank of America
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,721	$—	$62		$14,783
Preferred Stocks	—	24,143,221	—	*	24,143,221
Warrants	1,963	—	7		1,970
Money Market Funds	3,857,414	—	—		3,857,414
U.S. Government Securities	—	496,203,857	—		496,203,857
Asset-Backed Securities	—	339,974,689	38,332,615		378,307,304
Corporate Bonds	—	320,253,713	17,372,298		337,626,011
Collateralized Mortgage Obligations	—	298,412,683	8,981,359		307,394,042
Senior Floating Rate Interests	—	15,567,528	4,701,097		20,268,625
Federal Agency Bonds	—	15,905,595	—		15,905,595
Municipal Bonds	—	12,886,783	—		12,886,783
Foreign Government Debt	—	2,662,619	—		2,662,619
Senior Fixed Rate Interests	—	—	2,572,239		2,572,239
Options Purchased	—	260,784	—		260,784
Forward Foreign Currency Exchange Contracts**	—	250,744	—		250,744
Total Assets	$3,874,098	$1,526,522,216	$71,959,677		$1,602,355,991

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swaptions Written	$—	$487,166	$—	$487,166
Credit Default Swap Agreements**	—	341,318	—	341,318
Interest Rate Swap Agreements**	—	5,932,735	—	5,932,735
Total Liabilities	$—	$6,761,219	$—	$6,761,219

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $59,394,748 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CORE BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$24,432,043	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	9,248,421	Yield Analysis	Yield	6.6%-7.8%	7.0%
Asset-Backed Securities	3,065,055	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	1,587,096	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	5,135,215	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	3,846,144	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	62	Model Price	Liquidation Value	—	—
Corporate Bonds	8,681,560	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	4,920,043	Model Price	Purchase Price	—	—
Corporate Bonds	2,794,195	Yield Analysis	Yield	6.7%	—
Corporate Bonds	976,500	Third Party Pricing	Broker Quote	—	—
Senior Fixed Rate Interests	2,572,239	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	4,701,097	Yield Analysis	Yield	11.2%	—
Warrants	7	Model Price	Liquidation Value	—	—
Total Assets	$71,959,677

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield or liquidation value would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.For the year ended September 30, 2023, the Fund did not have any securities transfer into Level 3 from Level 2 and had securities with a total value of $440,414 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
CORE BOND FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets								Liabilities
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$26,064,883	$4,110,384	$22,901,392	$5,218,034	$7	$62	$2,788,277	$61,083,039	$(84,249)
Purchases/(Receipts)	20,157,536	5,147,084	6,550,000	12,525	—	—	—	31,867,145	—
(Sales, maturities and paydowns)/Fundings	(7,585,650)	(54,335)	(12,187,048)	(397,377)	—	—	(113,465)	(20,337,875)	110
Amortization of premiums/discounts	72,880	(14,785)	3,785	63,624	—	—	—	125,504	—
Total realized gains (losses) included in earnings	(36,737)	—	(1,525,822)	—	—	—	—	(1,562,559)	—
Total change in unrealized appreciation (depreciation) included in earnings	(340,227)	(206,989)	1,629,991	244,635	—	—	(102,573)	1,224,837	84,139
Transfers into Level 3	—	—	—	—	—	—	—	—	—
Transfers out of Level 3	(70)	—	—	(440,344)	—	—	—	(440,414)	—
Ending Balance	$38,332,615	$8,981,359	$17,372,298	$4,701,097	$7	$62	$2,572,239	$71,959,677	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(340,003)	$(206,989)	$(327,610)	$272,542	$—	$—	$(102,573)	$(704,633)	$—

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date
Angel Oak Mortgage Trust 2023-1 4.75% due 09/26/67	5.75%	01/01/27
BRAVO Residential Funding Trust 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27
CSMC Trust 2020-NQM1, 1.72% due 05/25/65	2.72%	09/26/24
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26
PRPM 2023-RCF1 LLC, 4.00% due 06/25/53	5.00%	06/25/27
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $1,807,853,659)	$1,602,105,247
Cash	2,415,823
Foreign currency, at value (cost 126,660)	126,476
Segregated cash with broker	913,043
Unamortized upfront premiums paid on credit default swap agreements	53,104
Unamortized upfront premiums paid on interest rate swap agreements	1,392
Unrealized appreciation on forward foreign currency exchange contracts	250,744
Prepaid expenses	86,167
Receivables:
Securities sold	123,627,532
Interest	13,431,911
Fund shares sold	4,735,236
Dividends	12,469
Foreign tax reclaims	2,236
Total assets	1,747,761,380

Liabilities:
Unfunded loan commitments at value ( Note 9) (commitments fees received $—)	—
Reverse repurchase agreements (Note 6)	59,394,748
Options written, at value (premiums received $168,360)	487,166
Segregated cash due to broker	200,652
Unamortized upfront premiums received on credit default swap agreements	112,978
Payable for:
Securities purchased	134,340,809
Fund shares redeemed	4,598,729
Variation margin on interest rate swap agreements	660,695
Management fees	451,147
Transfer agent/maintenance fees	366,706
Distribution and service fees	48,883
Distributions to shareholders	44,332
Protection fees on credit default swap agreements	24,088
Fund accounting/administration fees	15,809
Trustees’ fees*	2,077
Variation margin on credit default swap agreements	42
Miscellaneous	254,221
Total liabilities	201,003,082
Net assets	$1,546,758,298

Net assets consist of:
Paid in capital	$1,875,792,584
Total distributable earnings (loss)	(329,034,286)
Net assets	$1,546,758,298

A-Class:
Net assets	$117,099,801
Capital shares outstanding	7,527,213
Net asset value per share	$15.56
Maximum offering price per share (Net asset value divided by 96.00%)	$16.21

C-Class:
Net assets	$22,026,807
Capital shares outstanding	1,422,112
Net asset value per share	$15.49

P-Class:
Net assets	$28,884,719
Capital shares outstanding	1,855,147
Net asset value per share	$15.57

Institutional Class:
Net assets	$1,378,746,971
Capital shares outstanding	88,747,852
Net asset value per share	$15.54

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CORE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$827,998
Interest (net of foreign withholding tax of $18,108)	65,161,242
Total investment income	65,989,240

Expenses:
Management fees	5,175,537
Distribution and service fees:
A-Class	289,602
C-Class	213,296
P-Class	94,265
Transfer agent/maintenance fees:
A-Class	143,945
C-Class	23,030
P-Class	84,494
Institutional Class	1,141,735
Interest expense	885,433
Fund accounting/administration fees	550,331
Professional fees	151,955
Line of credit fees	86,444
Custodian fees	58,517
Trustees’ fees*	30,122
Miscellaneous	270,998
Recoupment of previously waived fees:
A-Class	10,796
C-Class	1,752
P-Class	1,061
Institutional Class	24,518
Total expenses	9,237,831
Less:
Expense reimbursed by adviser:
A-Class	(65,894)
C-Class	(7,886)
P-Class	(56,381)
Institutional Class	(768,096)
Expenses waived by Adviser	(418,250)
Earnings credits applied	(23,053)
Total waived/reimbursed expenses	(1,339,560)
Net expenses	7,898,271
Net investment income	58,090,969

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(77,549,432)
Swap agreements	(3,378,716)
Futures contracts	441,718
Options purchased	(2,469,939)
Options written	260,104
Forward foreign currency exchange contracts	(633,512)
Foreign currency transactions	(66,875)
Net realized loss	(83,396,652)
Net change in unrealized appreciation (depreciation) on:
Investments	37,871,237
Swap agreements	(562,113)
Options purchased	(3,923,380)
Options written	765,696
Forward foreign currency exchange contracts	41,478
Foreign currency translations	(678)
Net change in unrealized appreciation (depreciation)	34,192,240
Net realized and unrealized loss	(49,204,412)
Net increase in net assets resulting from operations	$8,886,557

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,090,969	$41,195,372
Net realized loss on investments	(83,396,652)	(32,706,882)
Net change in unrealized appreciation (depreciation) on investments	34,192,240	(281,501,636)
Net increase (decrease) in net assets resulting from operations	8,886,557	(273,013,146)

Distributions to shareholders:
A-Class	(4,628,669)	(5,310,242)
C-Class	(690,054)	(886,223)
P-Class	(1,494,786)	(3,202,815)
Institutional Class	(49,253,737)	(53,683,559)
Total distributions to shareholders	(56,067,246)	(63,082,839)

Capital share transactions:
Proceeds from sale of shares
A-Class	27,585,227	25,104,560
C-Class	9,484,399	3,987,535
P-Class	6,643,720	23,865,120
Institutional Class	875,193,068	846,789,895
Distributions reinvested
A-Class	4,189,176	4,975,780
C-Class	610,361	789,061
P-Class	1,488,895	3,202,815
Institutional Class	46,738,789	50,481,098
Cost of shares redeemed
A-Class	(23,834,759)	(39,064,313)
C-Class	(8,402,408)	(11,198,757)
P-Class	(32,056,257)	(45,775,520)
Institutional Class	(582,763,645)	(914,366,168)
Net increase (decrease) from capital share transactions	324,876,566	(51,208,894)
Net increase (decrease) in net assets	277,695,877	(387,304,879)

Net assets:
Beginning of year	1,269,062,421	1,656,367,300
End of year	$1,546,758,298	$1,269,062,421

Capital share activity:
Shares sold
A-Class	1,708,895	1,393,708
C-Class	586,868	219,121
P-Class	410,906	1,227,313
Institutional Class	54,190,672	47,258,448
Shares issued from reinvestment of distributions
A-Class	259,787	268,662
C-Class	38,033	42,495
P-Class	92,259	172,067
Institutional Class	2,904,961	2,738,168
Shares redeemed
A-Class	(1,470,307)	(2,163,532)
C-Class	(523,605)	(613,680)
P-Class	(1,981,473)	(2,510,695)
Institutional Class	(36,342,037)	(51,037,587)
Net increase (decrease) in shares	19,874,959	(3,005,512)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CORE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.95	$20.06	$20.53	$18.94	$18.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.46	.44	.37	.41
Net gain (loss) on investments (realized and unrealized)	(.41)	(3.84)	(.01)	1.63	.63
Total from investment operations	.26	(3.38)	.43	2.00	1.04
Less distributions from:
Net investment income	(.65)	(.47)	(.47)	(.41)	(.43)
Net realized gains	—	(.26)	(.43)	—	—
Total distributions	(.65)	(.73)	(.90)	(.41)	(.43)
Net asset value, end of period	$15.56	$15.95	$20.06	$20.53	$18.94

Total Return[b]	1.46%	(17.30%)	2.09%	10.68%	5.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,100	$112,084	$151,026	$218,856	$149,442
Ratios to average net assets:
Net investment income (loss)	4.12%	2.53%	2.20%	1.87%	2.23%
Total expenses[c]	0.92%	0.82%	0.85%	0.85%	0.89%
Net expenses[d,e,f]	0.83%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	88%	49%	103%	126%	77%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.88	$19.97	$20.45	$18.86	$18.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.55	.33	.29	.22	.28
Net gain (loss) on investments (realized and unrealized)	(.42)	(3.83)	(.03)	1.64	.62
Total from investment operations	.13	(3.50)	.26	1.86	.90
Less distributions from:
Net investment income	(.52)	(.33)	(.31)	(.27)	(.29)
Net realized gains	—	(.26)	(.43)	—	—
Total distributions	(.52)	(.59)	(.74)	(.27)	(.29)
Net asset value, end of period	$15.49	$15.88	$19.97	$20.45	$18.86

Total Return[b]	0.68%	(17.90%)	1.34%	9.86%	4.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,027	$20,970	$33,407	$33,163	$22,531
Ratios to average net assets:
Net investment income (loss)	3.39%	1.78%	1.46%	1.13%	1.50%
Total expenses[c]	1.66%	1.61%	1.61%	1.62%	1.67%
Net expenses[d,e,f]	1.59%	1.53%	1.54%	1.54%	1.55%
Portfolio turnover rate	88%	49%	103%	126%	77%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CORE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.96	$20.07	$20.55	$18.96	$18.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.66	.46	.44	.36	.41
Net gain (loss) on investments (realized and unrealized)	(.41)	(3.84)	(.02)	1.64	.63
Total from investment operations	.25	(3.38)	.42	2.00	1.04
Less distributions from:
Net investment income	(.64)	(.47)	(.47)	(.41)	(.42)
Net realized gains	—	(.26)	(.43)	—	—
Total distributions	(.64)	(.73)	(.90)	(.41)	(.42)
Net asset value, end of period	$15.57	$15.96	$20.07	$20.55	$18.96

Total Return	1.50%	(17.30%)	2.04%	10.67%	5.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,885	$53,203	$89,223	$60,534	$50,258
Ratios to average net assets:
Net investment income (loss)	4.10%	2.49%	2.17%	1.86%	2.24%
Total expenses[c]	1.01%	0.94%	0.90%	0.91%	0.93%
Net expenses[d,e,f]	0.82%	0.78%	0.79%	0.79%	0.80%
Portfolio turnover rate	88%	49%	103%	126%	77%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CORE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$15.92	$20.03	$20.51	$18.91	$18.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.52	.50	.42	.47
Net gain (loss) on investments (realized and unrealized)	(.40)	(3.85)	(.03)	1.65	.62
Total from investment operations	.31	(3.33)	.47	2.07	1.09
Less distributions from:
Net investment income	(.69)	(.52)	(.52)	(.47)	(.48)
Net realized gains	—	(.26)	(.43)	—	—
Total distributions	(.69)	(.78)	(.95)	(.47)	(.48)
Net asset value, end of period	$15.54	$15.92	$20.03	$20.51	$18.91

Total Return	1.80%	(17.09%)	2.34%	11.07%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,378,747	$1,082,805	$1,382,711	$1,139,109	$613,571
Ratios to average net assets:
Net investment income (loss)	4.43%	2.84%	2.49%	2.17%	2.52%
Total expenses[c]	0.65%	0.60%	0.60%	0.58%	0.62%
Net expenses[d,e,f]	0.55%	0.49%	0.50%	0.50%	0.51%
Portfolio turnover rate	88%	49%	103%	126%	77%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.01%	0.01%	0.00%*	—
C-Class	0.01%	0.00%*	—	0.00%*	—
P-Class	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.00%*	—	—	0.00%*	—

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.76%	0.77%	0.78%	0.78%	0.79%
C-Class	1.52%	1.52%	1.53%	1.53%	1.54%
P-Class	0.76%	0.77%	0.78%	0.78%	0.79%
Institutional Class	0.47%	0.48%	0.49%	0.49%	0.50%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Security Investors, LLC (“SI”) serves as the investment adviser to Guggenheim Municipal Income Fund (“Fund”). Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the Fund’s sub-adviser (“Sub-Adviser”). The Fund is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner of GPIM; Allen Li, CFA, Managing Director and Portfolio Manager of GPIM; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager of GPIM; Adam J. Bloch, Managing Director and Portfolio Manager of GPIM; and Evan L. Serdensky, Director and Portfolio Manager of GPIM. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (the “Reporting Period”).

For the Reporting Period, the Fund returned 1.67%1, underperforming the Bloomberg Municipal Bond Index, the Fund’s benchmark (“Benchmark”), which returned 2.66% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Negative absolute returns during most of calendar 2022 drove a bout of tax-related selling near the end of that year. After the tax-related selling subsided, buyers heavily reinvested into tax exempts at the start of 2023, tempted by the higher all-in yields on offer. Lower-quality bonds that had underperformed subsequently snapped back, outperforming higher quality credits. For the Reporting Period, bonds rated Baa returned 3.63% whereas bonds rated Aaa and Aa—where the Fund has greater weighting—returned 1.83% and 2.49%, respectively.

At the sector level, high quality assets such as tax-exempt agency commercial mortgage-backed securities contributed to the underperformance. Tax-exempt closed-end funds, with their levered duration profile and exposure to short-term funding costs, also came under pressure and lagged cash bonds.

How did the Fund use derivatives during the Reporting Period?

During the reporting period, the Fund used interest rate swaps to help manage duration positioning. Over the period, interest rate swaps contributed to performance.

How was the Fund positioned at the end of the Reporting Period?

We continue to emphasize security selection of high-quality municipal issuers in the current environment. While most municipalities entered 2023 with high fund reserves and prudent budget planning, a slowing economic environment should favor the high quality, long duration securities that are overweight in the Fund. We remain focused on structural creditworthiness that can endure macroeconomic volatility while generating tax-exempt income that is competitive with high quality taxable bond markets.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	38.2%
AA	43.5%
A	12.3%
BBB	2.4%
BB	0.8%
NR2	0.1%
Other Instruments	2.7%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings	% of Total Net Assets
El Camino Healthcare District General Obligation Unlimited	4.8%
Freddie Mac Multifamily ML Certificates Revenue Bonds, 2.49%	4.1%
Denton County Housing Finance Corp. Revenue Bonds, 2.15%	3.5%
Freddie Mac Multifamily, 1.90%	3.4%
Stockton Unified School District General Obligation Unlimited	3.2%
Ysleta Independent School District General Obligation Unlimited, 4.00%	3.0%
Dayton-Montgomery County Port Authority Revenue Bonds, 1.83%	2.7%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds, 3.15%	2.5%
New York City Municipal Water Finance Authority Revenue Bonds, 5.00%	2.5%
Bexar County Hospital District General Obligation Limited, 5.00%	2.5%
Top Ten Total	32.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares~	1.67%	(0.47%)	1.69%
A-Class Shares with sales charge†	(2.40%)	(1.28%)	1.19%
C-Class Shares	0.91%	(1.21%)	0.92%
C-Class Shares with CDSC‡	(0.07%)	(1.21%)	0.92%
Institutional Class Shares	1.93%	(0.22%)	1.93%
Bloomberg Municipal Bond Index	2.66%	1.05%	2.29%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	1.58%	(0.49%)	0.44%
Bloomberg Municipal Bond Index	2.66%	1.05%	1.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	September 30, 2023
MUNICIPAL INCOME FUND

	Shares	Value
MONEY MARKET FUND† - 2.6%
Dreyfus AMT-Free Tax Exempt Cash Management Fund — Institutional Shares, 3.96%[1]	1,075,834	$1,075,619
Total Money Market Fund
(Cost $1,075,619)		1,075,619

	Face Amount
MUNICIPAL BONDS†† - 92.6%
California - 28.5%
El Camino Healthcare District General Obligation Unlimited
due 08/01/29[2]	$2,500,000	1,959,602
Stockton Unified School District General Obligation Unlimited
due 08/01/33[2]	2,000,000	1,299,744
due 08/01/37[2]	810,000	417,946
due 08/01/42[2]	250,000	94,478
Freddie Mac Multifamily ML Certificates Revenue Bonds
2.49% due 07/25/35	2,128,341	1,663,721
San Diego Unified School District General Obligation Unlimited
due 07/01/39[2]	1,000,000	453,818
due 07/01/46[2]	1,360,000	426,698
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
due 08/01/42[3,5]	1,000,000	699,575
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[2]	1,300,000	617,542
Sonoma Valley Unified School District General Obligation Unlimited
4.00% due 08/01/44	600,000	555,380
California Statewide Communities Development Authority Revenue Bonds
5.25% due 08/15/52	500,000	520,575
Sierra Joint Community College District School Facilities District No. 1 General Obligation Unlimited
due 08/01/31[2]	705,000	513,560
Compton Unified School District General Obligation Unlimited
due 06/01/40[2]	1,000,000	407,260
Delhi Unified School District General Obligation Unlimited
5.00% due 08/01/44	250,000	254,892
Alameda Corridor Transportation Authority Revenue Bonds
due 10/01/51[2]	500,000	240,917
Upland Unified School District General Obligation Unlimited
due 08/01/38[2]	400,000	195,218
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	175,000	182,505
El Monte Union High School District General Obligation Unlimited
due 06/01/43[2]	500,000	177,692
Westside Elementary School District General Obligation Unlimited
5.00% due 08/01/48	155,000	158,324
Rio Hondo Community College District General Obligation Unlimited
due 08/01/29[2]	200,000	158,117
Freddie Mac Multifamily VRD Certificates Revenue Bonds
2.40% due 10/15/29	150,000	131,205
Coast Community College District General Obligation Unlimited
due 08/01/40[2]	250,000	106,287
City of Los Angeles Department of Airports Revenue Bonds
5.00% due 05/15/44	100,000	103,394
Buena Park School District General Obligation Unlimited
5.00% due 08/01/47	100,000	102,306
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program Revenue Bonds
3.45% due 12/01/39	110,000	91,551
Roseville Joint Union High School District General Obligation Unlimited
due 08/01/30[2]	100,000	75,938
Total California		11,608,245

Texas - 20.1%
Denton County Housing Finance Corp. Revenue Bonds
2.15% due 11/01/38	2,000,000	1,407,762
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/45	1,250,000	1,256,797
Ysleta Independent School District General Obligation Unlimited
4.00% due 08/15/52	1,400,000	1,212,194
Bexar County Hospital District General Obligation Limited
5.00% due 02/15/47	1,000,000	1,005,879
Cleveland Independent School District General Obligation Unlimited
4.00% due 02/15/52	1,000,000	859,983
North Texas Tollway Authority Revenue Bonds
due 01/01/36[2]	1,000,000	569,268
Southwest Independent School District General Obligation Unlimited
due 02/01/42[2]	500,000	203,934
United Independent School District General Obligation Unlimited
5.00% due 08/15/49	200,000	203,038

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MUNICIPAL INCOME FUND

	Face Amount	Value
Lindale Independent School District General Obligation Unlimited
5.00% due 02/15/49	$200,000	$203,017
Clifton Higher Education Finance Corp. Revenue Bonds
4.00% due 08/15/33	200,000	196,774
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	179,064
Grand Parkway Transportation Corp. Revenue Bonds
5.00% due 10/01/43	175,000	178,094
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[2]	1,000,000	174,256
Texas Municipal Gas Acquisition and Supply Corporation I Revenue Bonds
6.25% due 12/15/26	115,000	117,406
Mansfield Independent School District General Obligation Unlimited
5.00% due 02/15/44	100,000	101,826
Hutto Independent School District General Obligation Unlimited
5.00% due 08/01/49	100,000	101,380
University of North Texas System Revenue Bonds
5.00% due 04/15/44	100,000	101,316
City of Arlington Texas Special Tax Revenue Special Tax
5.00% due 02/15/48	100,000	100,150
Tarrant County Health Facilities Development Corp. Revenue Bonds
6.00% due 09/01/24	5,000	5,040
Leander Independent School District General Obligation Unlimited
due 08/15/24[2]	5,000	2,848
Total Texas		8,180,026

New York - 3.7%
New York City Municipal Water Finance Authority Revenue Bonds
5.00% due 06/15/49	1,000,000	1,015,462
New York State Dormitory Authority Revenue Bonds
4.00% due 08/01/43	250,000	221,028
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	198,063
New York Power Authority Revenue Bonds
4.00% due 11/15/45	100,000	91,195
Total New York		1,525,748

Ohio - 3.7%
Dayton-Montgomery County Port Authority Revenue Bonds
1.83% due 09/01/38	1,600,000	1,116,010
County of Miami Ohio Revenue Bonds
5.00% due 08/01/33	200,000	206,901
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	200,240
Total Ohio		1,523,151

Tennessee - 3.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.25% due 07/01/45	1,500,000	898,543
City of Shelbyville & Bedford County Health Educational & Housing Facility Board Revenue Bonds
2.21% due 06/01/38	498,820	346,758
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue Bonds
2.48% due 12/01/37	200,000	146,045
Total Tennessee		1,391,346

Arizona - 3.4%
Arizona Industrial Development Authority Revenue Bonds
2.12% due 07/01/37	1,143,357	801,061
Maricopa County Industrial Development Authority Revenue Bonds
5.00% due 01/01/41	250,000	251,069
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	201,579
Pinal County Elementary School District No. 4 Casa Grande General Obligation Unlimited
5.00% due 07/01/37	100,000	103,948
Total Arizona		1,357,657

Oregon - 3.2%
Clackamas & Washington Counties School District No. 3 General Obligation Unlimited
due 06/15/48[2]	2,000,000	508,382
due 06/15/50[2]	400,000	90,556
due 06/15/49[2]	350,000	83,844
Salem-Keizer School District No. 24J General Obligation Unlimited
due 06/15/40[2]	1,250,000	512,368
University of Oregon Revenue Bonds
5.00% due 04/01/48	100,000	101,032
Total Oregon		1,296,182

Colorado - 3.1%
E-470 Public Highway Authority Revenue Bonds
5.00% due 09/01/36	650,000	689,435

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MUNICIPAL INCOME FUND

	Face Amount	Value
City & County of Denver Colorado Airport System Revenue Bonds
5.00% due 12/01/28	$200,000	$206,352
City & County of Denver Colorado Pledged Excise Tax Revenue Bonds
due 08/01/30[2]	200,000	145,090
Colorado Educational & Cultural Facilities Authority Revenue Bonds
5.00% due 03/01/47	110,000	111,361
Colorado School of Mines Revenue Bonds
5.00% due 12/01/47	100,000	101,435
Total Colorado		1,253,673

Virginia - 2.9%
Freddie Mac Multifamily Variable Rate Certificate Revenue Bonds
3.15% due 10/15/36	1,285,000	1,028,747
Loudoun County Economic Development Authority Revenue Bonds
due 07/01/49[2]	500,000	134,084
Total Virginia		1,162,831

North Carolina - 2.3%
Inlivian Revenue Bonds
2.02% due 04/01/42	1,000,000	625,113
North Carolina Central University Revenue Bonds
5.00% due 04/01/44	300,000	305,443
Total North Carolina		930,556

West Virginia - 2.3%
West Virginia University Revenue Bonds
5.00% due 10/01/41	600,000	621,060
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	298,890
Total West Virginia		919,950

Illinois - 2.2%
City of Chicago Illinois Wastewater Transmission Revenue Bonds
5.25% due 01/01/42	400,000	407,323
Illinois Finance Authority Revenue Bonds
5.00% due 10/01/38	250,000	272,014
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	200,323
Total Illinois		879,660

Washington - 1.9%
Yakima & Kittitas Counties School District No. 119 Selah General Obligation Unlimited
5.00% due 12/01/42	200,000	205,281
County of King Washington Sewer Revenue Bonds
5.00% due 07/01/42	200,000	203,838
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	202,688
Washington State Convention Center Public Facilities District Revenue Bonds
4.00% due 07/01/48	210,000	172,775
Total Washington		784,582

New Jersey - 1.4%
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	314,570
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	257,197
Total New Jersey		571,767

Oklahoma - 1.3%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	335,518
Oklahoma City Airport Trust Revenue Bonds
5.00% due 07/01/30	200,000	204,334
Total Oklahoma		539,852

North Dakota - 1.3%
City of Grand Forks North Dakota Revenue Bonds
5.00% due 12/01/33	500,000	529,001

Michigan - 1.1%
Michigan State Hospital Finance Authority Revenue Bonds
5.00% due 11/15/47	200,000	197,385
Michigan State Housing Development Authority Revenue Bonds
3.35% due 12/01/34	200,000	178,714
Flint Hospital Building Authority Revenue Bonds
5.00% due 07/01/25	100,000	99,027
Total Michigan		475,126

Missouri - 0.8%
Industrial Development Authority of the City of State Louis Missouri Revenue Bonds
2.22% due 12/01/38	487,166	337,547

Arkansas - 0.8%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	332,001

Louisiana - 0.6%
City of Shreveport Louisiana Water & Sewer Revenue Bonds
5.00% due 12/01/35	250,000	257,408

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MUNICIPAL INCOME FUND

	Face Amount	Value
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 05/15/26	$5,000	$5,087
Total Louisiana		262,495

Alaska - 0.6%
University of Alaska Revenue Bonds
5.00% due 10/01/40	260,000	256,407

South Carolina - 0.5%
Charleston County Airport District Revenue Bonds
5.00% due 07/01/43	200,000	201,771

Nebraska - 0.5%
Central Plains Energy Project Revenue Bonds
5.00% due 09/01/29	200,000	201,587

Vermont - 0.5%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	200,000	190,006

Connecticut - 0.4%
New Haven Housing Authority Revenue Bonds
2.26% due 05/01/38	243,833	171,133

Massachusetts - 0.4%
Massachusetts Development Finance Agency Revenue Bonds
5.00% due 10/01/34	150,000	153,594

Pennsylvania - 0.3%
Allegheny County Hospital Development Authority Revenue Bonds
5.00% due 07/15/32	100,000	104,931

Rhode Island - 0.3%
Rhode Island Health and Educational Building Corp. Revenue Bonds
5.00% due 05/15/42	100,000	104,058

Florida - 0.3%
Greater Orlando Aviation Authority Revenue Bonds
5.00% due 10/01/32	100,000	102,915

Montana - 0.3%
Montana State Board of Regents Revenue Bonds
5.00% due 11/15/43	100,000	101,532

Kansas - 0.2%
University of Kansas Hospital Authority Revenue Bonds
5.00% due 09/01/48	100,000	100,460

Iowa - 0.2%
PEFA, Inc. Revenue Bonds
5.00% due 09/01/26[4]	100,000	99,759

New Mexico - 0.0%
City of Albuquerque New Mexico Gross Receipts Tax Revenue Bonds
5.00% due 07/01/25	20,000	19,984
Total New Mexico		19,984

Maryland - 0.0%
Maryland Health & Higher Educational Facilities Authority Revenue Bonds
5.00% due 07/01/27	5,000	5,067
Total Municipal Bonds
(Cost $46,738,772)		37,674,600

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 3.4%
Government Agency - 3.4%
Freddie Mac Multifamily
1.90% due 11/25/37	1,932,178	1,376,893
Total Collateralized Mortgage Obligations
(Cost $1,979,574)		1,376,893

Total Investments - 98.6%
(Cost $49,793,965)		$40,127,112
Other Assets & Liabilities, net - 1.4%		568,699
Total Net Assets - 100.0%		$40,695,811

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
MUNICIPAL INCOME FUND

Centrally Cleared Interest Rate Swap Agreements††

Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation**
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate + 0.26%	1.67%	Quarterly	09/27/51	$2,550,000	$1,115,738	$(752)	$1,116,490
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.26%	Annually	05/24/53	1,150,000	149,000	317	148,683
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.14%	Annually	04/12/33	1,000,000	87,577	293	87,284
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	3.45%	Annually	06/06/33	800,000	51,689	296	51,393
								$1,404,004	$154	$1,403,850

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2023.
[2]	Zero coupon rate security.
[3]	Security is a step up/down bond with a 6.85% coupon rate until 08/01/2032.
[4]	The rate is adjusted periodically by the counterparty, allows the holder to tender the security upon a rate reset, and is not based upon a set reference rate and spread.
[5]	Security has no current coupon. However, a coupon rate will come into effect at a future rate reset date.
BofA — Bank of America
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$1,075,619	$—	$—	$1,075,619
Municipal Bonds	—	37,674,600	—	37,674,600
Collateralized Mortgage Obligations	—	1,376,893	—	1,376,893
Interest Rate Swap Agreements**	—	1,403,850	—	1,403,850
Total Assets	$1,075,619	$40,455,343	$—	$41,530,962

**	This derivative is reported as unrealized appreciation/depreciation at period end.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $49,793,965)	$40,127,112
Segregated cash with broker	387,498
Unamortized upfront premiums paid on interest rate swap agreements	906
Prepaid expenses	41,774
Receivables:
Interest	250,008
Variation margin on interest rate swap agreements	22,169
Fund shares sold	5,006
Total assets	40,834,473

Liabilities:
Overdraft due to custodian bank	6,840
Unamortized upfront premiums received on interest rate swap agreements	752
Payable for:
Fund shares redeemed	54,947
Professional fees	30,048
Transfer agent/maintenance fees	12,358
Distribution and service fees	6,842
Fund accounting/administration fees	4,713
Distributions to shareholders	3,201
Trustees’ fees*	1,586
Management fees	1,251
Miscellaneous	16,124
Total liabilities	138,662
Net assets	$40,695,811

Net assets consist of:
Paid in capital	$49,865,292
Total distributable earnings (loss)	(9,169,481)
Net assets	$40,695,811

A-Class:
Net assets	$28,908,722
Capital shares outstanding	2,683,907
Net asset value per share	$10.77
Maximum offering price per share (Net asset value divided by 96.00%)	$11.22

C-Class:
Net assets	$847,110
Capital shares outstanding	78,713
Net asset value per share	$10.76

P-Class:
Net assets	$114,418
Capital shares outstanding	10,630
Net asset value per share	$10.76

Institutional Class:
Net assets	$10,825,561
Capital shares outstanding	1,004,926
Net asset value per share	$10.77

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends	$116,351
Interest	1,352,764
Total investment income	1,469,115

Expenses:
Management fees	258,691
Distribution and service fees:
A-Class	102,858
C-Class	10,649
P-Class	366
Transfer agent/maintenance fees:
A-Class	36,994
C-Class	1,503
P-Class	596
Institutional Class	9,988
Registration fees	58,107
Professional fees	49,075
Fund accounting/administration fees	30,229
Trustees’ fees*	14,700
Custodian fees	3,785
Line of credit fees	3,410
Interest expense	215
Miscellaneous	23,462
Recoupment of previously waived fees:
A-Class	1,462
C-Class	80
P-Class	4
Institutional Class	219
Total expenses	606,393
Less:
Expenses reimbursed by Adviser:
A-Class	(37,157)
C-Class	(1,502)
P-Class	(593)
Institutional Class	(9,965)
Expenses waived by Adviser	(168,527)
Total waived/reimbursed expenses	(217,744)
Net expenses	388,649
Net investment income	1,080,466

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,990,408)
Swap agreements	1,202,369
Net realized loss	(788,039)
Net change in unrealized appreciation (depreciation) on:
Investments	1,319,419
Swap agreements	(514,901)
Net change in unrealized appreciation (depreciation)	804,518
Net realized and unrealized gain	16,479
Net increase in net assets resulting from operations	$1,096,945

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

75 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,080,466	$1,185,769
Net realized gain (loss) on investments	(788,039)	798,322
Net change in unrealized appreciation (depreciation) on investments	804,518	(13,026,308)
Net increase (decrease) in net assets resulting from operations	1,096,945	(11,042,217)

Distributions to shareholders:
A-Class	(1,453,969)	(1,171,658)
C-Class	(31,189)	(24,004)
P-Class	(4,574)	(3,881)
Institutional Class	(364,176)	(235,117)
Total distributions to shareholders	(1,853,908)	(1,434,660)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,606,381	4,529,943
C-Class	346,333	540,692
P-Class	846,126	8,594
Institutional Class	12,725,440	4,638,825
Distributions reinvested
A-Class	1,328,775	1,073,119
C-Class	30,159	22,692
P-Class	4,569	3,881
Institutional Class	359,627	231,198
Cost of shares redeemed
A-Class	(19,006,404)	(15,257,098)
C-Class	(581,224)	(929,727)
P-Class	(867,839)	(70,519)
Institutional Class	(6,514,995)	(11,258,625)
Net decrease from capital share transactions	(7,723,052)	(16,467,025)
Net decrease in net assets	(8,480,015)	(28,943,902)

Net assets:
Beginning of year	49,175,826	78,119,728
End of year	$40,695,811	$49,175,826

Capital share activity:
Shares sold
A-Class	316,903	341,411
C-Class	30,364	41,372
P-Class	75,140	690
Institutional Class	1,120,796	366,434
Shares issued from reinvestment of distributions
A-Class	117,206	86,038
C-Class	2,659	1,798
P-Class	404	310
Institutional Class	31,729	18,207
Shares redeemed
A-Class	(1,700,924)	(1,183,904)
C-Class	(51,290)	(77,700)
P-Class	(76,692)	(5,573)
Institutional Class	(569,408)	(911,726)
Net decrease in shares	(703,113)	(1,322,643)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 76

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.46	$13.23	$13.12	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.23	.25	.26	.30
Net gain (loss) on investments (realized and unrealized)	(.04)	(2.44)	.23	.11	.70
Total from investment operations	.19	(2.21)	.48	.37	1.00
Less distributions from:
Net investment income	(.25)	(.22)	(.23)	(.26)	(.30)
Net realized gains	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.39)	(.28)	(.25)	(.26)	(.34)
Net asset value, end of period	$10.77	$10.97	$13.46	$13.23	$13.12

Total Return[b]	1.67%	(16.67%)	3.67%	2.85%	8.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,909	$43,354	$63,359	$62,583	$42,512
Ratios to average net assets:
Net investment income (loss)	2.06%	1.84%	1.82%	1.95%	2.31%
Total expenses[c]	1.20%	1.18%	1.17%	1.21%	1.34%
Net expenses[d,e,f]	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	11%	14%	22%	58%	30%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.96	$13.45	$13.22	$13.11	$12.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.14	.15	.16	.21
Net gain (loss) on investments (realized and unrealized)	(.04)	(2.45)	.23	.11	.69
Total from investment operations	.11	(2.31)	.38	.27	.90
Less distributions from:
Net investment income	(.17)	(.12)	(.13)	(.16)	(.20)
Net realized gains	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.31)	(.18)	(.15)	(.16)	(.24)
Net asset value, end of period	$10.76	$10.96	$13.45	$13.22	$13.11

Total Return[b]	0.91%	(17.23%)	2.91%	2.09%	7.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$847	$1,063	$1,769	$2,177	$1,981
Ratios to average net assets:
Net investment income (loss)	1.30%	1.08%	1.08%	1.23%	1.63%
Total expenses[c]	2.00%	1.97%	1.97%	1.97%	2.12%
Net expenses[d,e,f]	1.54%	1.54%	1.55%	1.56%	1.56%
Portfolio turnover rate	11%	14%	22%	58%	30%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.45	$13.22	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.23	.25	.26	.29
Net gain (loss) on investments (realized and unrealized)	(.05)	(2.43)	.23	.09	.72
Total from investment operations	.18	(2.20)	.48	.35	1.01
Less distributions from:
Net investment income	(.25)	(.22)	(.23)	(.26)	(.30)
Net realized gains	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.39)	(.28)	(.25)	(.26)	(.34)
Net asset value, end of period	$10.76	$10.97	$13.45	$13.22	$13.13

Total Return	1.58%	(16.61%)	3.67%	2.69%	8.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114	$129	$220	$202	$207
Ratios to average net assets:
Net investment income (loss)	2.04%	1.81%	1.83%	1.96%	2.25%
Total expenses[c]	1.51%	1.47%	1.38%	1.40%	1.55%
Net expenses[d,e,f]	0.78%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate	11%	14%	22%	58%	30%

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$10.97	$13.46	$13.23	$13.13	$12.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.26	.28	.29	.33
Net gain (loss) on investments (realized and unrealized)	(.03)	(2.44)	.24	.10	.71
Total from investment operations	.23	(2.18)	.52	.39	1.04
Less distributions from:
Net investment income	(.29)	(.25)	(.27)	(.29)	(.33)
Net realized gains	(.14)	(.06)	(.02)	—	(.04)
Total distributions	(.43)	(.31)	(.29)	(.29)	(.37)
Net asset value, end of period	$10.77	$10.97	$13.46	$13.23	$13.13

Total Return	1.93%	(16.46%)	3.93%	3.03%	8.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,826	$4,629	$12,772	$13,406	$13,970
Ratios to average net assets:
Net investment income (loss)	2.30%	2.04%	2.08%	2.23%	2.59%
Total expenses[c]	0.96%	0.98%	0.96%	1.00%	1.08%
Net expenses[d,e,f]	0.53%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate	11%	14%	22%	58%	30%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00%*	0.02%	—	0.00%*	0.00%*
C-Class	0.01%	0.01%	—	0.00%*	—
P-Class	0.00%*	0.01%	—	0.00%*	—
Institutional Class	0.00%*	0.01%	—	0.00%*	—

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.77%	0.78%	0.79%	0.80%	0.80%
C-Class	1.53%	1.53%	1.54%	1.55%	1.55%
P-Class	0.77%	0.78%	0.79%	0.80%	0.80%
Institutional Class	0.52%	0.53%	0.54%	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Diversified Income Fund	Diversified
High Yield Fund	Diversified
Core Bond Fund	Diversified
Municipal Income Fund	Diversified

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments, provide advisory services. Security Investors, LLC (or the “Adviser”) provides advisory services to High Yield Fund, Core Bond Fund and Municipal Income Fund and GPIM (or the “Adviser”) provides advisory services to Diversified Income Fund. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities. GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Pursuant to an investment Sub-Advisory Agreement between Security Investors, LLC (“SI”) and Guggenheim Partners Advisors, LLC (“GPA”), that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment subadvisory services to High Yield Fund, Core Bond Fund, and Municipal Income Fund. GPA operated as an investment sub-advisor to these Funds from April 29, 2022 to December 22, 2022.

GPA, under the oversight of the Board and SI, assisted SI in the supervision and direction of the investment strategies of High Yield Fund, Core Bond Fund, and Municipal Income Fund in accordance with their investment policies. As compensation for its services, SI paid GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of High Yield Fund, Core Bond Fund, and Municipal Income Fund.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service provider.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (continued)

a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by a fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by a fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

“securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Funds’ Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Funds’ Statements of Operations at the end of the commitment period.

(l) Distributions

The Funds declare dividends from investment income daily, except for the Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Funds’ Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Funds’ Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Funds invest will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategies, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Duration, Hedge, Income	$165,333,333	$13,392,165

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of call/put options written on a monthly basis:

		Average Notional Amount
Fund	Use	Call	Put
Core Bond Fund	Income, Hedge	$2,282	$28,657,500

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Consolidated Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Consolidated Schedule of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Core Bond Fund	Duration, Hedge	$18,219,750	$—

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Core Bond Fund	Duration, Hedge, Income	$116,800,000	$—
Municipal Income Fund	Duration, Hedge	1,600,000	6,315,833

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Core Bond Fund	Index exposure, Hedge	$—	$18,283,333

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$49,868	$4,243,632
Core Bond Fund	Hedge	139,218	13,304,545

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	—
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements Variation margin on interest rate swap agreements	Variation margin on interest rate swap agreements
Credit default swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
High Yield Fund	$—	$—	69,539	$—	$—	$69,539
Core Bond Fund	—	—	250,744	260,784	—	511,528
Municipal Income Fund	1,403,850	—	—	—	—	1,403,850

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
Core Bond Fund	$5,932,735	$341,318	—	$—	$487,166	$6,761,219

*

Includes cumulative appreciation (depreciation) of OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Credit /Interest rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
High Yield Fund	$—	$—	$—	$—	$—	$(252,159)	$—	$—	$(252,159)
Core Bond Fund	441,718	(2,949,536)	(429,180)	1,330,928	(2,469,939)	(633,512)	—	(1,070,824)	(5,780,345)
Municipal Income Fund	—	1,202,369	—	—	—	—	—	—	1,202,369

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
High Yield Fund	$—	$—	$—	$—	$—	$(70,079)	$—	$—	$(70,079)
Core Bond Fund	—	(220,795)	(341,318)	625,047	(3,337,691)	41,478	(585,689)	140,649	(3,678,319)
Municipal Income Fund	—	(514,901)	—	—	—	—	—	—	(514,901)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$69,539	$—	$69,539	$—	$—	$69,539
Core Bond Fund	Options purchased	260,784	—	260,784	(89,338)	(51,786)	119,660
Core Bond Fund	Forward foreign currency exchange contracts	250,744	—	250,744	(165,205)	(85,539)	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Core Bond Fund	Options written	$487,166	$—	$487,166	$(254,543)	$—	$232,623

[1]	Exchange traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Core Bond Fund	BofA Securities, Inc.	Credit default swap agreements	$442,673	$—
	BofA Securities, Inc.	Interest rate swap agreements	470,370	—
	Goldman Sachs International	Options	—	100,000
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	100,652
			913,043	200,652
Municipal Income Fund	BofA Securities, Inc.	Interest rate swap agreements	387,498	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Funds’ investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Core Bond Fund	0.39%
Municipal Income Fund	0.50%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund - A-Class	1.30%	01/29/16	02/01/25
Diversified Income Fund - C-Class	2.05%	01/29/16	02/01/25
Diversified Income Fund - P-Class	1.30%	01/29/16	02/01/25
Diversified Income Fund - Institutional Class	1.05%	01/29/16	02/01/25
High Yield Fund - A-Class	1.16%	11/30/12	02/01/25
High Yield Fund - C-Class	1.91%	11/30/12	02/01/25
High Yield Fund - P-Class	1.16%	05/01/15	02/01/25
High Yield Fund - Institutional Class	0.91%	11/30/12	02/01/25
High Yield Fund - R6-Class	0.91%	05/15/17	02/01/25
Core Bond Fund - A-Class	0.79%	11/30/12	02/01/25
Core Bond Fund - C-Class	1.54%	11/30/12	02/01/25
Core Bond Fund - P-Class	0.79%	05/01/15	02/01/25
Core Bond Fund - Institutional Class	0.50%	11/30/12	02/01/25
Municipal Income Fund - A-Class	0.80%	11/30/12	02/01/25
Municipal Income Fund - C-Class	1.55%	11/30/12	02/01/25
Municipal Income Fund - P-Class	0.80%	05/01/15	02/01/25
Municipal Income Fund - Institutional Class	0.55%	11/30/12	02/01/25

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2024	2025	2026	Fund Total
Diversified Income Fund
A-Class	$8,022	$7,429	$6,440	$21,891
C-Class	5,885	13,460	5,060	24,405
P-Class	3,708	5,940	7,594	17,242
Institutional Class	164,958	140,525	130,966	436,449
High Yield Fund
A-Class	—	—	7,986	7,986
C-Class	—	1,069	2,464	3,533
P-Class	1,534	5,764	1,432	8,730
Institutional Class	—	38,336	11,083	49,419
R6-Class	—	151	143	294
Core Bond Fund
A-Class	98,028	35,811	66,528	200,367
C-Class	23,013	19,268	7,997	50,278
P-Class	82,001	114,700	56,610	253,311
Institutional Class	1,336,675	1,278,995	773,981	3,389,651
Municipal Income Fund
A-Class	233,041	204,036	158,775	595,852
C-Class	7,997	6,810	4,657	19,464
P-Class	1,251	1,160	1,024	3,435
Institutional Class	57,993	39,988	37,249	135,230

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2023, GI recouped amounts from the Funds as follows:

Diversified Income Fund	$664
High Yield Fund	58,972
Core Bond Fund	38,127
Municipal Income Fund	1,765

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Diversified Income Fund	$43,079

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2023, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	91%

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2023, the Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2023		Average Balance Outstanding	Average Interest Rate
High Yield Fund	365	$1,479,698		$1,445,178	2.79%
Core Bond Fund	199	59,394,748		40,269,175	4.03%
Municipal Income Fund	2	—	*	1,087,500	3.60%

*	As of September 30, 2023, the Municipal Income Fund had no open reverse repurchase agreements.

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Funds’ Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Reverse Repurchase Agreements	$1,479,698	$—	$1,479,698	($1,479,698)	$—	$—
Core Bond Fund	Reverse Repurchase Agreements	59,394,748	—	59,394,748	(59,394,748)	—	—

As of September 30, 2023, the High Yield Fund and Core Bond Fund had $1,479,698 and $59,394,748, respectively, in reverse repurchase agreements outstanding with various counterparties. Details of the reverse repurchase agreement by counterparty is as follows:

Fund	Counterparty	Interest Rate(s)	Maturity Date	Face Value
High Yield Fund	Goldman Sachs & Co. LLC	3.25%*	Open Maturity	$1,479,698
Core Bond Fund	Bank of Montreal	5.37%*	Open Maturity	$39,182,846
Core Bond Fund	J.P. Morgan Securities LLC	5.37%*	Open Maturity	16,997,605
Core Bond Fund	RBC Capital Markets LLC	(0.50%)*	Open Maturity	3,214,297
				$59,394,748

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of September 30, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreement outstanding as of year-end, as aggregated by asset class of the related collateral pledged by the Funds:

Fund	Asset Type	Overnight and Continuous	Total
High Yield Fund	Corporate Bonds	$1,479,698	$1,479,698
Gross amount of recognized liabilities for reverse repurchase agreements		$1,479,698	$1,479,698
Core Bond Fund	U.S. Treasury Notes	$56,180,451	$56,180,451
	Corporate Bonds	$3,214,297	$3,214,297
Gross amount of recognized liabilities for reverse repurchase agreements		$59,394,748	$59,394,748

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

Note 7 - Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Return of Capital	Total Distributions
Diversified Income Fund	$667,521	$18,379	$—	$—	$685,900
High Yield Fund	11,332,804	—	—	114,250	11,447,054
Core Bond Fund	56,067,246	—	—	—	56,067,246
Municipal Income Fund	832,530	—	1,021,378	—	1,853,908

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Return of Capital	Total Distributions
Diversified Income Fund	$291,747	$30,849	$—	$—	$322,596
High Yield Fund	13,484,967	—	—	467,010	13,951,977
Core Bond Fund	49,456,388	13,626,451	—	—	63,082,839
Municipal Income Fund	—	316,286	1,118,374	—	1,434,660

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Fund	Undistributed Ordinary Income		Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$5,466		$—	$(712,499)	$(38,729)	$(23,277)	$(769,039)
High Yield Fund	—		—	(23,387,520)	(30,675,979)	(1,035,142)	(55,098,641)
Core Bond Fund	3,887,176		—	(213,539,742)	(113,575,802)	(5,805,918)	(329,034,286)
Municipal Income Fund	75,057	*	—	(8,263,004)	(892,965)	(88,569)	(9,169,481)

*	For Municipal Income Fund, the amount shown includes Undistributed Tax-Exempt Income of $75,057.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Funds were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Diversified Income Fund	$—	$(38,729)	$(38,729)
High Yield Fund	(2,024,650)	(28,633,270)	(30,657,920)
Core Bond Fund	(51,378,194)	(62,197,608)	(113,575,802)
Municipal Income Fund	—	(892,965)	(892,965)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, partnerships, real estate investment trusts, and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, the deferral of qualified late-year losses, reclassification of distributions paid or dividends received, dividends payable, and the disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, paydown reclasses, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Core Bond Fund	$230,503	$(230,503)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$8,228,273	$163,628	$(876,127)	$(712,499)
High Yield Fund	213,672,827	507,762	(23,891,257)	(23,383,495)
Core Bond Fund	1,808,877,919	—	(213,533,891)	(213,533,891)
Municipal Income Fund	49,793,966	1,541,737	(9,804,741)	(8,263,004)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2023, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2023:

Fund	Ordinary	Capital
High Yield Fund	$(18,059)	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

Note 8 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$478,419	$507,991
High Yield Fund	56,095,691	54,050,834
Core Bond Fund	1,355,065,244	1,102,025,109
Municipal Income Fund	5,263,930	13,096,118

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Core Bond Fund	$717,570,361	$444,878,832

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Funds did not engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2023. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund	Wellsky	11/ 24/23	$421,000	$—

Core Bond Fund	Lightning A	03/01/37	1,663,778	—
	Thunderbird A	03/01/37	1,688,667	—
				$—

Note 10– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	Mirabela Nickel Ltd.
	9.50% due 06/24/19[2]	12/31/13	$252,369	$13,211
Core Bond Fund
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	$871,193	$711,207
	Copper River CLO Ltd.
	2007-1A INC, due 01/20/21[1]	05/09/14	—	70
			$871,193	$711,277

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]	Security is in default of interest and/or principal obligations.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Funds’ Statements of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 13 – Subsequent Events

Following the period covered by this report, the Board of Trustees of Guggenheim Diversified Income Fund approved the liquidation of the Fund, effective on or about January 23, 2024. In connection with the liquidation, the Fund will close to new shareholders effective on or about December 22, 2023, and it will be closed to additional investments by existing shareholders on or about January 16, 2024. The Fund will deviate from its investment objective prior to the liquidation.

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (four of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Funds’ investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Municipal Income Fund designates $1,021,378 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	7.56%	1.98%	46.50%	100.00%
High Yield Fund	0.98%	0.72%	92.90%	0.00%
Core Bond Fund	1.50%	1.29%	83.61%	0.00%
Municipal Income Fund	0.00%	0.00%	14.85%	100.00%

With respect to the taxable year ended September 30, 2023, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Diversified Income Fund	$18,379	$—

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

OTHER INFORMATION (Unaudited)(continued)

available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	● Guggenheim Core Bond Fund (“Core Bond Fund”)*
● Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**
● Guggenheim High Yield Fund (“High Yield Fund”)*	● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*
● Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]
● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	● Guggenheim Municipal Income Fund (“Municipal Income Fund”)*
● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*
● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*
● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**
● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	● Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

OTHER INFORMATION (Unaudited)(continued)

contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)(continued)

equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

OTHER INFORMATION (Unaudited)(continued)

traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim SMid Cap Value Fund

GuggenheimInvestments.com	SBMCV-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
SMID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
OTHER INFORMATION	38
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	52
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	62
LIQUIDITY RISK MANAGEMENT PROGRAM	66

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (“Investment Adviser”) is pleased to present the shareholder report for Guggenheim SMid Cap Value Fund (“Fund”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

SMid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.16%	(1.08%)	$1,000.00	$989.20	$5.78
C-Class	2.02%	(1.49%)	1,000.00	985.10	10.05
P-Class	1.25%	(1.12%)	1,000.00	988.80	6.23
Institutional Class	0.90%	(0.98%)	1,000.00	990.20	4.49

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.16%	5.00%	$1,000.00	$1,019.25	$5.87
C-Class	2.02%	5.00%	1,000.00	1,014.94	10.20
P-Class	1.25%	5.00%	1,000.00	1,018.80	6.33
Institutional Class	0.90%	5.00%	1,000.00	1,020.56	4.56

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim SMid Cap Value Fund (“Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Chris Phalen, Managing Director and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 12.65%1, outperforming the Russell 2500 Value Index, the Fund’s benchmark (“Benchmark”), which returned 11.34% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The market began the Reporting Period with steady strength, as a buoyant economy helped build expectations that a highly anticipated recession would be pushed further out and that perhaps the Fed could do the unthinkable and engineer a soft landing. Once the banking crisis hit in March, leadership in equities shifted away from the value area and growth stocks once again caught the market’s interest. As the year progressed, the continued strong jobs market accompanied by increasing fiscal deficits and treasury issuance caused a significant rise in interest rates. These events have begun to dampen stock performance, as equity returns for the broad market were lower in Q3. A flight to safety from growing geopolitical risks has yet to dampen the trend toward rising interest rates in the government debt market.

The Fund had a solid year as it outperformed its Benchmark by 131 basis points. The most significant positive contributor to the strategy was its overweighting in Industrials, where the Fund had an average weighing of 23% versus 18.6% for the Benchmark. This sector managed to gain more than 30% during the year. Infrastructure companies geared towards the reindustrialization of America provided some of the best gains, as Terex Corp. (+95%), EnerSys (+64%), Altra Industrial Motion Corp. (+83% on a takeover by Regal Rexnord Corp.) and H&E Equipment Services, Inc (+56%) all provided significant contributions.

Stock selection in Health Care was much better than the Benchmark (+2.8% versus a negative 5%). This provided the second-most meaningful boost for relative performance. Encompass Health Corp., which operates inpatient rehab facilities at hospitals, gained almost 50%. Favorable Medicare rate reimbursement in the Spring, coupled with solid earnings results that were driven by favorable volumes as well as expense benefits, led to several good earnings reports over the Reporting Period. A looser labor market coming off COVID allowed the company to save from

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2023

lower usage of contract labor. Integer Holdings Corp., a large contract manufacturer for medical device componentry, gained 26%. Earnings during the year were largely favorable, as supply chain issues began to subside, aiding margins and boosting sales. Relative to other subindustries in Health Care, these two names represent situations that avoid the funding issues that higher interest rates pose for many small cap biotech and pharmaceutical companies, and they also sidestep the fear among companies in the space that diet drugs could potentially reduce demand.

Stock selection in Consumer Staples was the third-most significant relative performance contributor, as the +25% return in the sector easily outpaced the 12% gain in the Benchmark. Bunge Ltd. gained 34%. The company’s business benefitted from high demand for biodiesel/ethanol that helped margins and volume of processed soybeans throughout the year. The market also reacted favorably to the company’s merger with Viterra.

On the negative side, stock selection in Financials was the largest drawback, as the Fund lost 134 basis points from its position in SVB Financial. For the Financials sector as a whole, performance was a negative 6.3% versus a positive 0.5% in the Benchmark. The unprecedented collapse of SVB Financial Group was unique in the speed with which it occurred and the fact that its failure did not produce many credit-related issues. The other bank holdings in the strategy outperformed the Benchmark, alleviating the damage that selection posed to the strategy from the banking industry.

The second-largest headwind for performance during the Reporting Period was a significant underweight in the Consumer Discretionary sector. This sector gained 21.8%, and the Fund had an average weighting of 3.8% versus 11.5% for the Benchmark. We have been concerned about the impact higher rates would have on spending, and the headwinds diminishing stimulus funds would create for aggregate demand. Most companies in the sector continue to have high margins, which should contract in the quarters ahead; we moved our weighting lower as the year progressed.

The third most significant detractor to performance was in Energy stock selection. The Fund’s holdings in this sector gained 18% versus 26.3% for the Benchmark. Essentially, the Fund lacked exposure to the higher-beta energy service and drilling industries that performed the best. Additionally, a large weighting in Pioneer Natural Resources Co. detracted from return, as this position only gained 14%, while smaller, more operationally levered exploration and production companies performed better. An above-average weighting to this sector, however, served to completely offset the selection headwind; overall, Energy was neutral to relative performance.

How was the Fund positioned at the end of the Reporting Period?

In many ways, the environment is similar to last year. The geopolitical outlook seems to have become less favorable, and the Fed, while still hawkish, is much later in the game of fighting inflation. However, it remains unclear how long “higher for longer” will really be. Reversing several decades of shifting production from low-cost Asian countries to higher-cost locations closer to

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

end markets could provide many years of stubbornly high inflation that may serve to restrain equity appreciation. The murkiness of the economic outlook has not improved, yet equity prices are higher.

At the beginning of the Reporting Period, our three largest active weights were in Industrials (+561 basis points), Materials (+422 basis points) and Consumer Staples (+303 basis points). At the end of the Reporting Period, they were in Materials (+419 basis points), Energy (+349 basis points) and Industrials (+280 basis points).

At the beginning of the Reporting Period, our largest underweights were in Consumer Discretionary (-533 basis points), Financials (-381 basis points) and Real Estate (-374 basis points). At the end of the Reporting Period, they were in Consumer Discretionary (-957 basis points), Real Estate (-528 basis points) and Financials (-246 basis points). So, while there is not much change in leadership, we have boosted exposure to the sectors that we like and lessened exposure to those we don’t. Cash at the end of the Reporting Period was less than 1%.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

SMID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	January 3, 2020

Ten Largest Holdings	% of Total Net Assets
Pioneer Natural Resources Co.	3.7%
Unum Group	2.8%
Ingredion, Inc.	2.4%
Bunge Ltd.	2.3%
Kirby Corp.	2.1%
MSC Industrial Direct Company, Inc. — Class A	2.0%
Curtiss-Wright Corp.	2.0%
Markel Group, Inc.	2.0%
Encompass Health Corp.	1.8%
Diamondback Energy, Inc.	1.7%
Top Ten Total	22.8%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	12.65%	5.56%	7.05%
A-Class Shares with sales charge†	7.32%	4.53%	6.53%
C-Class Shares	11.67%	4.68%	6.20%
C-Class Shares with CDSC‡	10.67%	4.68%	6.20%
Institutional Class Shares[1]	12.91%	5.87%	7.38%
Russell 2500 Value Index	11.34%	3.99%	6.95%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	12.57%	5.48%	7.35%
Russell 2500 Value Index	11.34%	3.99%	6.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to difference in fee structures.

[1]

The Institutional Class shares commenced operations on January 3, 2020 in connection with the reorganization of the SMid Cap Value Institutional Fund. The performance of the Institutional Class shares of the Fund for periods prior to January 3, 2020 reflects the performance of the Guggenheim SMid Cap Value Institutional Fund. The returns for the SMid Cap Value Institutional Fund have not been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund. The SMid Cap Value Institutional Fund commenced operations on July 11, 2008.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
SMID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Industrial - 24.7%
Kirby Corp.*	90,242	$7,472,038
Curtiss-Wright Corp.	37,616	7,358,818
Graphic Packaging Holding Co.	279,720	6,232,162
Knight-Swift Transportation Holdings, Inc.	99,408	4,985,311
Teledyne Technologies, Inc.*	11,570	4,727,271
PGT Innovations, Inc.*	161,297	4,475,992
Advanced Energy Industries, Inc.	42,919	4,425,807
Summit Materials, Inc. — Class A*	141,380	4,402,573
Johnson Controls International plc	76,754	4,084,080
Arcosa, Inc.	55,422	3,984,842
Mercury Systems, Inc.*	96,209	3,568,392
Coherent Corp.*	106,220	3,467,021
Terex Corp.	56,576	3,259,909
MDU Resources Group, Inc.	160,895	3,150,324
Daseke, Inc.*	576,933	2,959,666
Esab Corp.	41,571	2,919,116
Park Aerospace Corp.	174,887	2,715,995
EnerSys	26,876	2,544,351
Littelfuse, Inc.	9,911	2,451,188
AZEK Company, Inc.*	73,980	2,200,165
Plexus Corp.*	22,485	2,090,655
Sonoco Products Co.	34,129	1,854,911
GATX Corp.	16,707	1,818,223
Stoneridge, Inc.*	82,637	1,658,525
NVE Corp.	11,642	956,274
Total Industrial		89,763,609

Financial - 20.7%
Unum Group	205,355	10,101,412
Markel Group, Inc.*	4,955	7,296,188
Prosperity Bancshares, Inc.	108,788	5,937,649
Stifel Financial Corp.	82,644	5,077,647
Texas Capital Bancshares, Inc.*	83,797	4,935,643
Old Republic International Corp.	178,191	4,800,466
First Merchants Corp.	169,562	4,717,215
Jefferies Financial Group, Inc.	122,785	4,497,615
Physicians Realty Trust REIT	269,332	3,283,157
First American Financial Corp.	57,283	3,235,917
Apple Hospitality REIT, Inc.	191,498	2,937,579
Sun Communities, Inc. REIT	24,554	2,905,720
Alexandria Real Estate Equities, Inc. REIT	27,079	2,710,608
Ventas, Inc. REIT	61,227	2,579,494
Stewart Information Services Corp.	49,893	2,185,313
UMB Financial Corp.	34,410	2,135,140
Gaming and Leisure Properties, Inc. REIT	46,248	2,106,597
Synovus Financial Corp.	61,975	1,722,905
United Bankshares, Inc.	49,223	1,358,063
Jones Lang LaSalle, Inc.*	6,026	850,751
Total Financial		75,375,079

Consumer, Non-cyclical - 15.1%
Ingredion, Inc.	87,551	8,615,018
Bunge Ltd.	77,683	8,409,185
Encompass Health Corp.	96,089	6,453,337
Euronet Worldwide, Inc.*	66,598	5,286,549

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
SMID CAP VALUE FUND

	Shares	Value
Integer Holdings Corp.*	53,596	$4,203,534
Central Garden & Pet Co. — Class A*	100,456	4,027,281
Enovis Corp.*	63,654	3,356,476
Henry Schein, Inc.*	37,516	2,785,563
ICF International, Inc.	19,374	2,340,573
LivaNova plc*	39,390	2,082,943
Quest Diagnostics, Inc.	15,093	1,839,233
Azenta, Inc.*	33,889	1,700,889
Certara, Inc.*	109,254	1,588,553
Jazz Pharmaceuticals plc*	7,906	1,023,353
Ironwood Pharmaceuticals, Inc. — Class A*	101,303	975,548
Total Consumer, Non-cyclical		54,688,035

Energy - 9.7%
Pioneer Natural Resources Co.	58,145	13,347,185
Diamondback Energy, Inc.	40,485	6,270,317
Murphy Oil Corp.	98,302	4,457,996
Liberty Energy, Inc. — Class A	165,250	3,060,430
Equities Corp.	73,308	2,974,838
Kinder Morgan, Inc.	112,598	1,866,875
Range Resources Corp.	56,484	1,830,646
Patterson-UTI Energy, Inc.	116,563	1,613,231
HydroGen Corp.*,†††,1	1,265,700	2
Total Energy		35,421,520

Technology - 8.1%
Teradyne, Inc.	59,776	6,005,097
Evolent Health, Inc. — Class A*	213,537	5,814,613
Science Applications International Corp.	54,403	5,741,693
Leidos Holdings, Inc.	45,214	4,166,922
MACOM Technology Solutions Holdings, Inc.*	50,130	4,089,605
LivePerson, Inc.*	433,833	1,687,610
Silicon Laboratories, Inc.*	11,320	1,311,875
Wolfspeed, Inc.*	19,914	758,723
Total Technology		29,576,138

Basic Materials - 7.3%
Reliance Steel & Aluminum Co.	22,854	5,993,004
Huntsman Corp.	189,411	4,621,628
Westlake Corp.	36,815	4,589,726
Nucor Corp.	24,912	3,894,991
Avient Corp.	109,330	3,861,536
Ashland, Inc.	41,548	3,393,641
Total Basic Materials		26,354,526

Consumer, Cyclical - 6.0%
MSC Industrial Direct Company, Inc. — Class A	75,691	7,429,072
H&E Equipment Services, Inc.	105,031	4,536,289
Whirlpool Corp.	28,650	3,830,505
Lear Corp.	14,734	1,977,303
Methode Electronics, Inc.	68,189	1,558,118
Newell Brands, Inc.	141,095	1,274,088
Lakeland Industries, Inc.	82,219	1,239,040
Total Consumer, Cyclical		21,844,415

Utilities - 5.6%
Pinnacle West Capital Corp.	84,650	6,237,012
OGE Energy Corp.	186,889	6,229,011
Evergy, Inc.	100,936	5,117,455
Black Hills Corp.	52,292	2,645,452
Total Utilities		20,228,930

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
SMID CAP VALUE FUND

	Shares	Value
Communications - 1.9%
Fox Corp. — Class B	126,041	$3,640,064
Ciena Corp.*	47,396	2,239,935
Luna Innovations, Inc.*	148,908	872,601
Total Communications		6,752,600

Total Common Stocks
(Cost $317,740,239)		360,004,852

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
Thermoenergy Corp.*,2	1,652,084	5

Total Convertible Preferred Stocks
(Cost $1,577,635)		5

RIGHTS† - 0.1%
Basic Materials - 0.1%
Pan American Silver Corp.	516,551	276,355
Total Rights
(Cost $—)		276,355

MONEY MARKET FUND† - 0.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[3]	3,277,134	3,277,134
Total Money Market Fund
(Cost $3,277,134)		3,277,134

Total Investments - 100.1%
(Cost $322,595,008)		$363,558,346
Other Assets & Liabilities, net - (0.1)%		(194,708)
Total Net Assets - 100.0%		$363,363,638

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
SMID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$360,004,850	$—	$2	$360,004,852
Rights	276,355	—	—	276,355
Money Market Fund	3,277,134	—	—	3,277,134
Convertible Preferred Stocks	—	—	5	5
Total Assets	$363,558,339	$—	$7	$363,558,346

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23
Common Stocks
HydroGen Corp.*	$2	$—	$—	$—	$—	$2	1,265,700

*	Non-income producing security.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
SMID CAP VALUE FUND

September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $322,592,477)	$363,558,344
Investments in affiliated issuers, at value (cost $2,531)	2
Cash	8,943
Prepaid expenses	26,482
Receivables:
Securities sold	3,576,772
Dividends	471,071
Fund shares sold	28,689
Interest	16,550
Foreign tax reclaims	302
Total assets	367,687,155

Liabilities:
Payable for:
Securities purchased	3,439,960
Fund shares redeemed	532,857
Management fees	210,673
Distribution and service fees	62,502
Transfer agent fees	24,383
Fund accounting and administration fees	6,750
Trustees’ fees*	1,202
Due to Investment Adviser	103
Miscellaneous	45,087
Total liabilities	4,323,517
Net assets	$363,363,638

Net assets consist of:
Paid in capital	310,948,816
Total distributable earnings (loss)	52,414,822
Net assets	$363,363,638

A-Class:
Net assets	$273,173,335
Capital shares outstanding	7,853,728
Net asset value per share	$34.78
Maximum offering price per share (Net asset value divided by 95.25%)	$36.51

C-Class:
Net assets	$4,205,261
Capital shares outstanding	199,312
Net asset value per share	$21.10

P-Class:
Net assets	$5,306,066
Capital shares outstanding	153,977
Net asset value per share	$34.46

Institutional Class:
Net assets	$80,678,976
Capital shares outstanding	9,961,332
Net asset value per share	$8.10

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENT OF OPERATIONS
SMID CAP VALUE FUND

Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$8,249,663
Interest from securities of unaffiliated issuers	302,690
Total investment income	8,552,353

Expenses:
Management fees	2,917,656
Distribution and service fees:
A-Class	726,214
C-Class	49,840
P-Class	14,795
Transfer agent fees:
A-Class	292,070
C-Class	10,280
P-Class	9,684
Institutional Class	75,490
Fund accounting and administration fees	167,998
Professional fees	66,853
Trustees’ fees*	17,861
Line of credit fees	12,977
Custodian fees	8,328
Miscellaneous	114,551
Recoupment of previously waived fees:
A-Class	11,105
C-Class	2,027
P-Class	302
Institutional Class	35,535
Total expenses	4,533,566
Less:
Expenses reimbursed by Adviser:
A-Class	(59,194)
C-Class	(2,172)
P-Class	(104)
Institutional Class	(1,842)
Expenses waived by Adviser	(121,236)
Earnings credits applied	(572)
Total waived/reimbursed expenses	(185,120)
Net expenses	4,348,446
Net investment income	4,203,907

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,000,716
Net realized gain	12,000,716
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	29,280,726
Net change in unrealized appreciation (depreciation)	29,280,726
Net realized and unrealized gain	41,281,442
Net increase in net assets resulting from operations	$45,485,349

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
SMID CAP VALUE FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,203,907	$4,089,634
Net realized gain on investments	12,000,716	35,337,758
Net change in unrealized appreciation (depreciation) on investments	29,280,726	(69,238,366)
Net increase (decrease) in net assets resulting from operations	45,485,349	(29,810,974)

Distributions to shareholders:
A-Class	(15,287,730)	(21,330,395)
C-Class	(400,511)	(847,652)
P-Class	(319,757)	(452,599)
Institutional Class	(17,898,014)	(20,988,300)
Total distributions to shareholders	(33,906,012)	(43,618,946)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,197,883	11,484,211
C-Class	485,848	480,284
P-Class	151,281	1,019,491
Institutional Class	21,824,839	19,826,586
Distributions reinvested
A-Class	14,853,499	20,707,053
C-Class	379,175	813,998
P-Class	319,757	452,599
Institutional Class	13,919,483	16,362,390
Cost of shares redeemed
A-Class	(32,127,530)	(41,110,959)
C-Class	(2,161,822)	(4,830,625)
P-Class	(1,145,194)	(1,852,112)
Institutional Class	(29,487,889)	(23,566,323)
Net decrease from capital share transactions	(3,790,670)	(213,407)
Net increase (decrease) in net assets	7,788,667	(73,643,327)

Net assets:
Beginning of year	355,574,971	429,218,298
End of year	$363,363,638	$355,574,971

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
SMID CAP VALUE FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	253,740	307,454
C-Class	22,243	19,865
P-Class	4,170	27,573
Institutional Class	2,544,475	1,899,357
Shares issued from reinvestment of distributions
A-Class	428,425	569,188
C-Class	17,903	35,484
P-Class	9,303	12,544
Institutional Class	1,726,983	1,634,604
Shares redeemed
A-Class	(898,347)	(1,104,633)
C-Class	(98,361)	(200,888)
P-Class	(32,403)	(50,585)
Institutional Class	(3,417,401)	(2,235,401)
Net increase in shares	560,730	914,562

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$32.58	$38.00	$26.27	$30.52	$36.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.36	.19	.46	.22
Net gain (loss) on investments (realized and unrealized)	3.75	(3.16)	11.54	(3.37)	(1.89)
Total from investment operations	4.12	(2.80)	11.73	(2.91)	(1.67)
Less distributions from:
Net investment income	(.22)	(.10)	—	(.26)	(.03)
Net realized gains	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.04)	—
Total distributions	(1.92)	(2.62)	—	(1.34)	(4.01)
Net asset value, end of period	$34.78	$32.58	$38.00	$26.27	$30.52

Total Return[b]	12.65%	(8.08%)	44.65%	(10.25%)	(2.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273,173	$262,943	$315,323	$243,072	$335,806
Ratios to average net assets:
Net investment income (loss)	1.05%	0.96%	0.53%	1.64%	0.72%
Total expenses[c]	1.20%	1.19%	1.20%	1.25%	1.23%
Net expenses[d,e,f]	1.15%	1.18%	1.19%	1.24%	1.23%
Portfolio turnover rate	28%	39%	34%	41%	45%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$20.41	$24.85	$17.32	$20.48	$26.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.01	(.06)	.16	(.02)
Net gain (loss) on investments (realized and unrealized)	2.35	(1.93)	7.59	(2.22)	(1.57)
Total from investment operations	2.39	(1.92)	7.53	(2.06)	(1.59)
Less distributions from:
Net investment income	—	—	—	(.03)	—
Net realized gains	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.03)	—
Total distributions	(1.70)	(2.52)	—	(1.10)	(3.98)
Net asset value, end of period	$21.10	$20.41	$24.85	$17.32	$20.48

Total Return[b]	11.67%	(8.85%)	43.48%	(10.95%)	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,205	$5,256	$10,015	$14,276	$31,221
Ratios to average net assets:
Net investment income (loss)	0.18%	0.04%	(0.27%)	0.86%	(0.11%)
Total expenses[c]	2.10%	2.09%	2.05%	2.14%	2.07%
Net expenses[d,e,f]	2.02%	2.02%	2.02%	2.07%	2.06%
Portfolio turnover rate	28%	39%	34%	41%	45%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$32.30	$37.67	$26.06	$30.25	$35.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.33	.15	.46	.19
Net gain (loss) on investments (realized and unrealized)	3.71	(3.12)	11.46	(3.37)	(1.88)
Total from investment operations	4.05	(2.79)	11.61	(2.91)	(1.69)
Less distributions from:
Net investment income	(.19)	(.06)	—	(.20)	(.02)
Net realized gains	(1.70)	(2.52)	—	(1.04)	(3.98)
Return of capital	—	—	—	(.04)	—
Total distributions	(1.89)	(2.58)	—	(1.28)	(4.00)
Net asset value, end of period	$34.46	$32.30	$37.67	$26.06	$30.25

Total Return	12.57%	(8.16%)	44.55%	(10.30%)	(2.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,306	$5,584	$6,907	$7,662	$14,165
Ratios to average net assets:
Net investment income (loss)	0.96%	0.90%	0.43%	1.64%	0.63%
Total expenses[c]	1.27%	1.30%	1.32%	1.33%	1.35%
Net expenses[d,e,f]	1.24%	1.26%	1.28%	1.31%	1.32%
Portfolio turnover rate	28%	39%	34%	41%	45%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
SMID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Period Ended Sept. 30, 2020[g]
Per Share Data
Net asset value, beginning of period	$8.98	$12.42	$8.57	$10.20
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.12	.08	.11
Net gain (loss) on investments (realized and unrealized)	1.04	(.82)	3.77	(1.74)
Total from investment operations	1.15	(.70)	3.85	(1.63)
Less distributions from:
Net investment income	(.33)	(.22)	—	—
Net realized gains	(1.70)	(2.52)	—	—
Total distributions	(2.03)	(2.74)	—	—
Net asset value, end of period	$8.10	$8.98	$12.42	$8.57

Total Return	12.91%	(7.93%)	44.92%	(15.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,679	$81,792	$96,973	$60,783
Ratios to average net assets:
Net investment income (loss)	1.26%	1.14%	0.70%	1.87%
Total expenses[c]	0.98%	1.03%	1.06%	1.09%
Net expenses[d,e,f]	0.94%	1.01%	1.02%	1.03%
Portfolio turnover rate	28%	39%	34%	41%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
SMID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests, if any.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.00%*	0.01%	0.00%	0.00%*	0.00%*
C-Class	0.04%	0.00%*	0.00%*	0.00%*	0.01%
P-Class	0.01%	0.02%	0.07%	0.01%	0.04%
Institutional Class	0.04%	0.00%*	0.00%	0.00%*,g	N/A

	*	Less than 0.01%
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.15%	1.18%	1.19%	1.24%	1.23%
C-Class	2.02%	2.02%	2.01%	2.07%	2.06%
P-Class	1.23%	1.25%	1.28%	1.30%	1.32%
Institutional Class	0.94%	1.01%	1.02%	1.03%[g]	N/A

[g]	Since commencement of operations: January 3, 2020. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the SMid Cap Value Fund (the “Fund”), a diversified investment company. At September 30, 2023, A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI” or the “Adviser”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Fund’s Statement of Operations.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.30%[1]	01/03/20	02/01/25
C-Class	2.05%[1]	01/03/20	02/01/25
P-Class	1.30%[1]	01/03/20	02/01/25
Institutional Class	1.05%	01/03/20	02/01/25

[1]	Prior to January 3, 2020, the expense limit for A-Class, C-Class and P-Class shares of the Fund was 1.42%, 2.12% and 1.32%, respectively.

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	2024	2025	2026	Fund Total
A-Class	$—	$380	$59,194	$59,574
C-Class	4,260	4,648	2,172	11,080
P-Class	2,971	2,276	104	5,351
Institutional Class	17,378	17,866	1,842	37,086

During the year ended September 30, 2023, GI recouped $48,969 from the Fund.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$5,582,517	$28,323,495	$33,906,012

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$14,921,805	$28,697,141	$43,618,946

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$2,717,162	$8,857,857	$40,839,803	$—	$52,414,822

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, reclassification of distributions, and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$2,911,897	$(2,911,897)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$322,718,543	$67,489,581	$(26,649,778)	$40,839,803

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$107,867,915	$132,206,442

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 7 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 8 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim SMid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim SMid Cap Value Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers;

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
100.00%	100.00%	1.58%	100.00%

With respect to the taxable year ended September 30, 2023, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$28,323,495	$2,911,871

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)**

● Guggenheim High Yield Fund
(“High Yield Fund”)*

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)**

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**

● Guggenheim Core Bond Fund
(“Core Bond Fund”)*

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)*

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(continued)

Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-ANN-0923x0924

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
CAPITAL STEWARDSHIP FUND	6
NOTES TO FINANCIAL STATEMENTS	14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
OTHER INFORMATION	20
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	26
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	32
LIQUIDITY RISK MANAGEMENT PROGRAM	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”), is pleased to present the shareholder report for Guggenheim Capital Stewardship Fund (“Fund”). The report covers the annual fiscal period ended September 30, 2023 (“Reporting Period”).

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (“Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Capital Stewardship Fund may not be suitable for all investors. ●An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value ● The Fund is subject to risk that stocks in which the Fund invests may underperform the equity markets as a whole ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
1.00%	1.64%	$1,000.00	$1,016.40	$5.05

Table 2. Based on hypothetical 5% return (before expenses)
1.00%	5.00%	$1,000.00	$1,020.05	$5.06

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invest.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2022

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Capital Stewardship Fund (“Fund”). Concinnity Advisors, LP serves as the Fund’s unaffiliated sub-adviser. The Fund is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Guggenheim Capital Stewardship Fund Institutional Class returned 14.62%, underperforming the S&P 500 Index, the Fund’s benchmark (“Benchmark”), which returned 21.62% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund underperformed its Benchmark by 7 percentage points. The contribution from sector allocation effect and security selection effect were 0.06% and -5.92%, respectively.

Across the 11 S&P sectors, relatively speaking, the Industrials sector detracted 2.09%. The Real Estate sector contributed 0.65%.

The top individual contributors to return were Microsoft Corp., Apple, Inc., and Alphabet, Inc. - Class A. The top individual detractors were Dollar General Corp., Lockheed Martin Corp., and Pfizer, Inc.

How was the Fund positioned at the end of the Reporting Period?

As of end of the Reporting Period, the Fund was fully invested, with less than 1% in cash or cash equivalents. Relative to its Benchmark, the Fund was overweight in the Information Technology sector and Industrials sector by 7.0% and 4.4%, respectively. The Fund was underweight in the Consumer Staples and the Communication Services sectors by 4.6% and 4.4%, respectively.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	5.8%
Microsoft Corp.	5.6%
Amazon.com, Inc.	2.8%
Alphabet, Inc. — Class A	2.8%
Home Depot, Inc.	2.6%
UnitedHealth Group, Inc.	2.1%
Valero Energy Corp.	2.0%
Illinois Tool Works, Inc.	1.9%
Lockheed Martin Corp.	1.9%
Texas Instruments, Inc.	1.8%
Top Ten Total	29.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*
Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (09/26/14)
Capital Stewardship Fund	14.62%	7.23%	8.48%
S&P 500 Index	21.62%	9.92%	11.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	September 30, 2023
CAPITAL STEWARDSHIP FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Technology - 26.9%
Apple, Inc.	62,141	$10,639,161
Microsoft Corp.	32,170	10,157,678
Texas Instruments, Inc.	21,182	3,368,150
NVIDIA Corp.	7,462	3,245,895
QUALCOMM, Inc.	20,803	2,310,381
Applied Materials, Inc.	11,356	1,572,238
KLA Corp.	3,098	1,420,929
Dropbox, Inc. — Class A*	51,152	1,392,869
NetApp, Inc.	18,290	1,387,845
Micron Technology, Inc.	17,194	1,169,708
Cadence Design Systems, Inc.*	4,888	1,145,258
Cognizant Technology Solutions Corp. — Class A	16,855	1,141,758
ServiceNow, Inc.*	1,945	1,087,177
Dell Technologies, Inc. — Class C	14,677	1,011,245
Workday, Inc. — Class A*	4,404	946,199
Lam Research Corp.	1,488	932,634
VMware, Inc. — Class A*	5,596	931,622
Broadcom, Inc.	1,103	916,130
HubSpot, Inc.*	1,769	871,233
Snowflake, Inc. — Class A*	5,508	841,457
Intuit, Inc.	977	499,188
Zoom Video Communications, Inc. — Class A*	6,427	449,504
Akamai Technologies, Inc.*	2,703	287,978
HP, Inc.	10,813	277,894
Autodesk, Inc.*	1,288	266,500
Salesforce, Inc.*	1,292	261,992
Adobe, Inc.*	500	254,950
Playtika Holding Corp.*	24,998	240,731
Total Technology		49,028,304

Consumer, Non-cyclical - 16.4%
UnitedHealth Group, Inc.	7,742	3,903,439
Humana, Inc.	5,040	2,452,061
McKesson Corp.	5,385	2,341,667
Merck & Company, Inc.	19,574	2,015,143
Amgen, Inc.	6,768	1,818,968
Pfizer, Inc.	54,049	1,792,805
Bristol-Myers Squibb Co.	28,640	1,662,266
Gilead Sciences, Inc.	21,971	1,646,507
HCA Healthcare, Inc.	6,273	1,543,032
United Therapeutics Corp.*	5,772	1,303,722
Biogen, Inc.*	5,027	1,291,989
Archer-Daniels-Midland Co.	13,197	995,318
AbbVie, Inc.	6,257	932,669
Vertex Pharmaceuticals, Inc.*	2,390	831,098
PayPal Holdings, Inc.*	12,987	759,220
Block, Inc. — Class A*	15,644	692,403
Procter & Gamble Co.	4,709	686,855
Elevance Health, Inc.	1,542	671,418
Colgate-Palmolive Co.	9,334	663,741
General Mills, Inc.	7,720	494,003
Eli Lilly & Co.	832	446,892
Thermo Fisher Scientific, Inc.	725	366,973
Regeneron Pharmaceuticals, Inc.*	368	302,849
Quest Diagnostics, Inc.	2,221	270,651
Total Consumer, Non-cyclical		29,885,689

Industrial - 14.4%
Illinois Tool Works, Inc.	15,344	3,533,877
Lockheed Martin Corp.	8,299	3,393,959
Expeditors International of Washington, Inc.	24,087	2,761,093
United Parcel Service, Inc. — Class B	12,534	1,953,675
Deere & Co.	5,176	1,953,319
Amphenol Corp. — Class A	22,910	1,924,211
Keysight Technologies, Inc.*	13,805	1,826,540
Caterpillar, Inc.	6,303	1,720,719
Jabil, Inc.	11,835	1,501,743
Avnet, Inc.	20,191	973,004
TD SYNNEX Corp.	8,814	880,166
CH Robinson Worldwide, Inc.	10,046	865,262
Waste Management, Inc.	5,627	857,780
Honeywell International, Inc.	4,541	838,904
General Dynamics Corp.	2,497	551,762
Mettler-Toledo International, Inc.*	403	446,552
Union Pacific Corp.	1,364	277,751
Total Industrial		26,260,317

Consumer, Cyclical - 13.0%
Home Depot, Inc.	15,748	4,758,416
PulteGroup, Inc.	35,520	2,630,256
WW Grainger, Inc.	3,527	2,440,120
Lowe’s Companies, Inc.	10,464	2,174,838
Cummins, Inc.	8,873	2,027,125
Ulta Beauty, Inc.*	4,854	1,938,930
BorgWarner, Inc.	42,171	1,702,443
Yum! Brands, Inc.	11,195	1,398,703
Lear Corp.	6,025	808,555
Walmart, Inc.	4,960	793,253
Tesla, Inc.*	3,145	786,942
AutoNation, Inc.*	5,186	785,160
Williams-Sonoma, Inc.	4,609	716,238
Gentex Corp.	17,703	576,056
Lithia Motors, Inc. — Class A	599	176,903
Total Consumer, Cyclical		23,713,938

Communications - 12.2%
Amazon.com, Inc.*	40,703	5,174,165
Alphabet, Inc. — Class A*	38,811	5,078,808
Cisco Systems, Inc.	34,933	1,877,998
VeriSign, Inc.*	7,078	1,433,507
F5, Inc.*	8,734	1,407,397
Motorola Solutions, Inc.	5,147	1,401,219
Meta Platforms, Inc. — Class A*	4,368	1,311,317
eBay, Inc.	25,487	1,123,722
FactSet Research Systems, Inc.	2,539	1,110,203
Pinterest, Inc. — Class A*	33,027	892,720

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
CAPITAL STEWARDSHIP FUND

	Shares	Value
GoDaddy, Inc. — Class A*	11,398	$848,923
TELUS Corp.	42,095	687,833
Total Communications		22,347,812

Energy - 7.9%
Valero Energy Corp.	25,133	3,561,598
Exxon Mobil Corp.	24,776	2,913,162
Phillips 66	20,908	2,512,096
Cheniere Energy, Inc.	11,555	1,917,668
EOG Resources, Inc.	14,104	1,787,823
Chevron Corp.	9,913	1,671,530
Total Energy		14,363,877

Financial - 7.2%
Capital One Financial Corp.	22,289	2,163,148
Citigroup, Inc.	37,970	1,561,706
Hartford Financial Services Group, Inc.	20,446	1,449,826
Travelers Companies, Inc.	7,216	1,178,445
Discover Financial Services	13,030	1,128,789
Progressive Corp.	6,819	949,887
Toronto-Dominion Bank	14,731	887,690
Bank of Montreal	9,826	829,019
Synchrony Financial	24,272	741,995
Mastercard, Inc. — Class A	1,830	724,515
Visa, Inc. — Class A	2,458	565,365
JPMorgan Chase & Co.	2,595	376,327
Marsh & McLennan Companies, Inc.	998	189,919
T. Rowe Price Group, Inc.	1,605	168,316
American Express Co.	1,090	162,617
Total Financial		13,077,564

Basic Materials - 1.6%
Steel Dynamics, Inc.	7,265	778,953
Ecolab, Inc.	4,563	772,972
Reliance Steel & Aluminum Co.	2,632	690,189
Nucor Corp.	4,044	632,280
Total Basic Materials		2,874,394

Total Common Stocks
(Cost $173,142,647)		181,551,895

EXCHANGE-TRADED FUNDS† - 0.8%
SPDR S&P 500 ETF Trust	3,375	1,442,745
Total Exchange-Traded Funds
(Cost $1,462,073)		1,442,745

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 5.24%[1]	317,001	317,001
Total Money Market Fund
(Cost $317,001)		317,001

Total Investments - 100.6%
(Cost $174,921,721)		$183,311,641
Other Assets & Liabilities, net - (0.6)%		(1,013,091)
Total Net Assets - 100.0%		$182,298,550

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$181,551,895	$—	$—	$181,551,895
Exchange-Traded Funds	1,442,745	—	—	1,442,745
Money Market Fund	317,001	—	—	317,001
Total Assets	$183,311,641	$—	$—	$183,311,641

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments, at value (cost $174,921,721)	$183,311,641
Prepaid expenses	9,877
Receivables:
Dividends	102,326
Foreign tax reclaims	22,165
Interest	1,668
Total assets	183,447,677

Liabilities:
Overdraft due to custodian bank	8,456
Payable for:
Fund shares redeemed	960,364
Management fees	138,677
Fund accounting and administration fees	10,503
Transfer agent fees/maintenance fees	2,067
Trustees’ fees*	582
Miscellaneous	28,478
Total liabilities	1,149,127
Net assets	$182,298,550

Net assets consist of:
Paid in capital	$174,592,849
Total distributable earnings (loss)	7,705,701
Net assets	$182,298,550

Institutional Class:
Net assets	$182,298,550
Capital shares outstanding	6,666,529
Net asset value per share	$27.35

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $29,015)	$3,256,087
Interest	21,490
Total investment income	3,277,577

Expenses:
Management fees	1,653,704
Transfer agent/maintenance fees	25,004
Fund accounting and administration fees	84,121
Professional fees	45,102
Trustees’ fees*	13,538
Custodian fees	12,501
Miscellaneous	14,631
Total expenses	1,848,601
Less:
Earnings credits applied	(3,111)
Net expenses	1,845,490
Net investment income	1,432,087

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	512,684
Net realized gain	512,684
Net change in unrealized appreciation (depreciation) on:
Investments	22,342,898
Net change in unrealized appreciation (depreciation)	22,342,898
Net realized and unrealized gain	22,855,582
Net increase in net assets resulting from operations	$24,287,669

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,432,087	$1,870,301
Net realized gain on investments	512,684	3,056,329
Net change in unrealized appreciation (depreciation) on investments	22,342,898	(35,592,196)
Net increase (decrease) in net assets resulting from operations	24,287,669	(30,665,566)

Distributions to shareholders	(291,687)	(54,426,863)

Capital share transactions:
Proceeds from sale of shares	—	106,639,651
Distributions reinvested	289,248	54,379,479
Cost of shares redeemed	(8,455,439)	(135,570,764)
Net increase (decrease) from capital share transactions	(8,166,191)	25,448,366
Net increase (decrease) in net assets	15,829,791	(59,644,063)

Net assets:
Beginning of year	166,468,759	226,112,822
End of year	$182,298,550	$166,468,759

Capital share activity:
Shares sold	—	3,780,096
Shares issued from reinvestment of distributions	10,990	1,772,473
Shares redeemed	(311,973)	(4,747,908)
Net increase (decrease) in shares	(300,983)	804,661

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.89	$36.69	$31.08	$28.23	$31.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.27	.25	.28	.33
Net gain (loss) on investments (realized and unrealized)	3.29	(4.05)	7.28	3.43	.05
Total from investment operations	3.50	(3.78)	7.53	3.71	.38
Less distributions from:
Net investment income	(.04)	(.18)	(.28)	(.39)	(.32)
Net realized gains	—	(8.84)	(1.64)	(.47)	(3.06)
Total distributions	(.04)	(9.02)	(1.92)	(.86)	(3.38)
Net asset value, end of period	$27.35	$23.89	$36.69	$31.08	$28.23

Total Return	14.62%	(15.74%)	25.11%	13.31%	3.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,299	$166,469	$226,113	$206,751	$210,053
Ratios to average net assets:
Net investment income (loss)	0.78%	0.90%	0.70%	0.96%	1.23%
Total expenses[b]	1.01%	1.02%	1.02%	1.04%	1.05%
Portfolio turnover rate	164%	162%	154%	147%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS-ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization, and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2023, Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the subadviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Fund’s Statement of Operations.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$291,687	$—	$291,687

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$38,843,524	$15,583,339	$54,426,863

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$1,432,087	$—	$6,924,764	$(651,150)	$7,705,701

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited
Short Term	Long Term	Total Capital Loss Carryforward
$(651,150)	$—	$(651,150)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$58,096	$(58,096)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$176,386,877	$13,969,457	$(7,044,693)	$6,924,764

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (concluded)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Purchases	Sales
$300,984,785	$307,776,017

Note 6 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”) (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
100.00%	100.00%	1.40%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) with Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”) on behalf of Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust, and the investment sub-advisory agreement between Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) and GPIM on behalf of the Fund (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GPIM, is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm(“Guggenheim Partners”). Guggenheim Partners, GPIM and their affiliates may be referred to collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE report, noting that the peer group identified by FUSE included 11 other large blend funds with similar pricing characteristics.

In addition, Guggenheim and Concinnity provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “Predecessor Fund”), and for which GPIM served as investment adviser and Concinnity served as investment sub-adviser, were reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and the noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, because Capital Stewardship Fund’s investment objective and strategies are, in all material respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of the Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated certain, but not all, portfolio management responsibilities to the Sub-Adviser. Unlike many traditional sub-advisory arrangements, the Sub-Adviser does not execute trades for the Fund’s portfolio. Rather, the Sub-Adviser provides a list of eligible investments to the Adviser based on the Sub-Adviser’s proprietary screening methodology, and the Adviser selects investments and engages in securities transactions for the Fund. In this connection, the Committee considered the scope of services provided by each of the Adviser and the Sub-Adviser, and took into account the Adviser’s responsibility to oversee the Sub-Adviser and information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers (including Concinnity), including information regarding Guggenheim’s Sub-Advisory Oversight Working Group.

The Committee also considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including Capital Stewardship Fund. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s and Concinnity’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Fund and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received investment returns for the Fund for the five-year, three-year, one-year and three-month periods ended December 31, 2022, noting the Fund’s inception date of September 26, 2014. In addition, the Committee received a comparison of the Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying the Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

The Committee took into account the roles and responsibilities of each of the Adviser and the Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and an unaffiliated sub-adviser. The Committee noted that the Sub-Adviser uses its proprietary research methodology system to identify a list of companies eligible for investment by the Fund. From that list, the Adviser selects, based on desired factor tilts and subject to a risk management process, a portfolio composed of a sub-set of the eligible companies compiled by the Sub-Adviser. The Adviser retains the responsibility for executing the trades based on the Fund’s investment policies and limitations.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the universe of funds identified by FUSE. The Committee observed that the returns of the Fund’s Institutional Class shares ranked in the 63rd and 61st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted that the Fund’s investment results were consistent with its investment objective of seeking long-term capital appreciation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s investment performance was acceptable and that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee, net effective management fee1 and total net expense ratio to the peer group identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Fund.

[1]

The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

The Committee also noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Fund and, as a result, the Committee did not consider it relevant to compare the Fund’s advisory fees to the advisory fees charged to other clients of Guggenheim.

The Committee observed that the contractual advisory fee and the net effective management fee for the Fund’s Institutional Class shares each rank in the fourth quartile (both in the 100th percentile) of its peer group and the total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (91st percentile) of its peer group. In evaluating the foregoing, the Committee considered that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor Fund) with a unique investment strategy. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors and the Fund’s purpose.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management for the Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate (noting the negative rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided and noted the negative profitability rate to Guggenheim Investments with respect to the Fund.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not made available to retail investors and has limited inflows of assets. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to, the investment decision processes employed for the Fund. The Committee also noted the Sub-Adviser’s experience in implementing the investment strategy. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; the qualifications, experience and skills of key personnel responsible for providing services to the Fund; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; and the Sub-Adviser’s process, in collaboration with Guggenheim, for portfolio risk management.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted-for services to the Fund. In further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee took into account Guggenheim’s statement that,

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

given the limited scope of services provided by Concinnity and its role in the Fund’s management, and Guggenheim’s oversight of such services, the Sub-Adviser’s resources are sufficient to provide the contracted-for services to the Fund. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement with respect to the Fund.

Investment Performance: The Committee considered the Fund’s performance, as described above, and based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, concluded that the investment performance of the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Concinnity are paid by GPIM and do not impact the advisory fee paid by the Fund (which the Committee concluded to be reasonable). The Committee reviewed the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2022, as compared to the prior year, noting that the sub-advisory fees paid by GPIM to Concinnity are the product of arm’s-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

With respect to the costs of services provided and benefits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee also considered that no other benefits to the Sub-Adviser as a result of its relationship with the Fund were reported.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the benefits realized by the Sub-Adviser from its relationship with the Fund were appropriate and that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	74
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103
OTHER INFORMATION	105
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	119
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	128
LIQUIDITY RISK MANAGEMENT PROGRAM	132

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (“Fund”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ●The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ●The Fund’s investments in restricted securities may involve financial and liquidity risk. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.33%	1.43%	$1,000.00	$1,014.30	$6.72
C-Class	2.08%	1.05%	1,000.00	1,010.50	10.48
P-Class	1.32%	1.42%	1,000.00	1,014.20	6.67
Institutional Class	0.91%	1.63%	1,000.00	1,016.30	4.60
R6-Class	0.92%	1.63%	1,000.00	1,016.30	4.65

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.33%	5.00%	$1,000.00	$1,018.40	$6.73
C-Class	2.08%	5.00%	1,000.00	1,014.64	10.50
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Institutional Class	0.91%	5.00%	1,000.00	1,020.51	4.61
R6-Class	0.92%	5.00%	1,000.00	1,020.46	4.66

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 1.32%, 2.08%, 1.32%, 0.91% and 0.91% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Macro Opportunities Fund (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 7.09%1. The comparison index is the ICE BofA 3-Month Treasury Bill Index (“Index”), which returned 4.50% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

During the Reporting Period, the Fund generated positive performance with an absolute return of 7.09%. Carry, or earned income, remained a consistent source of positive performance for the Fund. Spreads also contributed, as the credit selection and allocation within corporates and structured credit led to positive performance. Duration detracted from performance, as the yield curve bear steepened. Bear steepening refers to yield-curve widening due to long-term rates increasing more than short-term rates, amid a period of falling bond prices and rising yields. The macro sleeve, which consists of various credit and equity hedges and commodity exposure, contributed to performance.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, options, swaptions, and swaps to help manage duration, generate additional yield, and for hedging purposes. Credit default swaps and total return swaps were used to both obtain and hedge existing Index exposure. Forward foreign currency contracts and currency options were used for hedging and income producing purposes. The Fund also employed futures, options, total return swaps and interest rate swaps opportunistically for speculative purposes. Over the Reporting Period, interest rate swaps, interest rate swaptions, and interest rate curve caps detracted from performance while performance from futures was incrementally positive. Options on equities, which functioned as hedges to the Fund’s credit positioning, detracted from performance. Performance from credit default swaps was a minor detractor. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a negative impact on performance over the Reporting Period. Futures and options on various commodities contributed to performance over the Reporting Period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2023

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely, without having to sacrifice yield due to the move higher in interest rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently north of the 90th percentile versus current corporate spreads.

The corporate credit allocation, which represents roughly 42% of the Fund’s holdings, has increasingly shifted to higher quality. About 32% is below-investment-grade-rated, weighted towards BB-rated high yield bonds, and 10% is investment-grade-rated. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities and risks across certain issuers and industries given tighter credit conditions across capital markets. Primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities. The Fund has employed modestly sized credit hedges to protect the portfolio from potential spread widening.

Structured credit, the second largest allocation in the Fund, represents roughly 29% of the Fund’s holdings. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

At the end of the Reporting Period, the Fund had a duration of 2.5 years. Interest rate volatility remains elevated, which has presented the Fund with opportunities to tactically add to positions in Agency residential mortgage-backed securities (“RMBS”), locking in spreads, both static and option adjusted, that are near 15-year wides. Lastly, the Fund ended the period with 11% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates appears unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
Guggenheim Limited Duration Fund — R6-Class	2.1%
Fannie Mae, 5.50% due 05/01/53	1.8%
Fannie Mae, 5.00% due 05/01/53	1.3%
Freddie Mac, 5.50% due 02/01/53	0.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	0.8%
VanEck Gold Miners ETF	0.7%
BP Capital Markets plc, 4.88%	0.6%
FS Rialto, 7.95%	0.6%
Guggenheim Strategy Fund III	0.6%
Fortress Credit Opportunities IX CLO Ltd., 8.37%	0.6%
Top Ten Total	10.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	11.7%
AA	1.4%
A	11.5%
BBB	18.1%
BB	14.4%
B	14.5%
CCC	2.6%
CC	3.1%
C	0.0%*
NR2	5.8%
Other Instruments	16.9%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	7.09%	1.68%	3.10%
A-Class Shares with sales charge†	2.82%	0.85%	2.60%
C-Class Shares	6.25%	0.92%	2.33%
C-Class Shares with CDSC‡	5.25%	0.92%	2.33%
Institutional Class Shares	7.47%	2.08%	3.49%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.72%	1.12%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	7.09%	1.68%	2.58%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.72%	1.32%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	7.51%	2.41%
ICE BofA 3-Month U.S. Treasury Bill Index	4.50%	1.67%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2023
MACRO OPPORTUNITIES FUND

	Shares	Value
COMMON STOCKS† - 0.2%

Utilities - 0.1%
Texgen Power LLC*,††	180,169	$4,774,478

Consumer, Cyclical - 0.1%
ATD New Holdings, Inc.*,††	42,478	1,529,208

Industrial - 0.0%
Schur Flexibles GesmbH*,††	1,661	592,190
BP Holdco LLC*,†††,1	37,539	48,218
Vector Phoenix Holdings, LP*,†††	37,539	2,306
YAK BLOCKER 2 LLC*,†††	74,424	744
YAK BLOCKER 2 LLC*,†††	68,788	688
Targus, Inc.*,†††	12,773	377
Targus, Inc.*,†††	12,773	377
Targus, Inc.*,†††	12,773	307
API Heat Transfer Parent LLC*,†††	1,763,707	176
Targus, Inc.*,†††	12,773	140
Targus, Inc.*,†††	12,773	1
Total Industrial		645,524

Financial - 0.0%
Checkers Holdings, Inc.*,†††	158,620	631,308
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	6,864,930	686
Tensor Ltd.*,†††	1,173,803	117
Total Financial		632,111

Technology - 0.0%
Qlik Technologies, Inc. - Class A*,†††	177	286,885
Qlik Technologies, Inc. - Class B*,†††	43,738	4
Total Technology		286,889

Communications - 0.0%
Vacasa, Inc. — Class A*	503,817	232,310

Consumer, Non-cyclical - 0.0%
Cengage Learning Holdings II, Inc.*,††	21,660	208,478
Save-A-Lot*,††	22,703	4,359
Total Consumer, Non-cyclical		212,837

Energy - 0.0%
Permian Production Partners LLC*,†††	573,522	22,811

Total Common Stocks
(Cost $11,441,249)		8,336,168

PREFERRED STOCKS†† - 5.1%
Financial - 4.2%
Citigroup, Inc.
3.88%	30,600,000	26,112,284
4.00%	13,100,000	11,459,241
7.38%	1,400,000	1,358,455
Markel Group, Inc.
6.00%	29,050,000	28,042,598
Equitable Holdings, Inc.
4.95%	24,550,000	23,105,508
4.30%	296,404	4,478,664
Wells Fargo & Co.
3.90%	25,750,000	22,488,719
Kuvare US Holdings, Inc.
7.00% due 02/17/51[3]	19,150,000	20,161,216
Bank of America Corp.
4.38%	13,850,000	11,606,977
6.13%	5,800,000	5,557,112
Goldman Sachs Group, Inc.
4.13%	20,500,000	16,767,520
Bank of New York Mellon Corp.
3.75%	20,550,000	16,667,969
Charles Schwab Corp.
4.00%	18,700,000	13,194,178
MetLife, Inc.
3.85%	12,200,000	11,286,064
Reinsurance Group of America, Inc.
7.13% due 10/15/52	300,400	7,852,456

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Shares	Value
Jackson Financial, Inc.
8.00%	284,000	$7,114,200
CNO Financial Group, Inc.
5.13% due 11/25/60	324,000	5,031,720
Assurant, Inc.
5.25% due 01/15/61	258,000	5,031,000
Selective Insurance Group, Inc.
4.60%	246,000	4,014,720
PartnerRe Ltd.
4.88%	122,848	2,246,890
First Republic Bank
4.25%	803,675	80
4.50%	238,300	71
Total Financial		243,577,642

Communications - 0.5%
AT&T Mobility II LLC *,†††	27,000	27,000,000

Government - 0.4%
CoBank ACB
4.25%	20,000,000	15,900,000
Farmer Mac
5.75%	378,000	8,421,840
Total Government		24,321,840

Industrial - 0.0%
YAK BLOCKER 2 LLC *,†††	4,088,802	1,022,876
API Heat Transfer Intermediate*,†††	218	99,036
Total Industrial		1,121,912

Total Preferred Stocks
(Cost $373,135,490)		296,021,394

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	128,004	28,801
Acropolis Infrastructure Acquisition Corp. — Class A
Expiring 03/31/26*,2	192,759	11,566
Pershing Square Tontine Holdings, Ltd. — Class A
Expiring 07/24/25*,†††,2	762,770	76
Total Warrants
(Cost $455,536)		40,443

EXCHANGE-TRADED FUNDS† - 0.7%
VanEck Gold Miners ETF	1,430,590	38,497,177
Total Exchange-Traded Funds
(Cost $54,624,676)		38,497,177

MUTUAL FUNDS† - 4.8%
Guggenheim Limited Duration Fund — R6-Class[1]	5,207,287	122,839,898
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,010,206	48,849,509
Guggenheim Strategy Fund III[1]	1,372,225	33,331,353
Guggenheim Risk Managed Real Estate Fund — Institutional Class[1]	1,061,130	29,711,644
Guggenheim Alpha Opportunity Fund — Institutional Class[1]	1,017,008	29,045,744
Guggenheim Strategy Fund II1	791,418	19,207,708
Total Mutual Funds
(Cost $292,086,492)		282,985,856

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Shares	Value
MONEY MARKET FUNDS† - 2.1%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[4]	119,127,495	$119,127,495
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.20%[4]	2,422,158	2,422,158
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares, 5.23%[4]	668,623	668,623
Total Money Market Funds
(Cost $122,218,276)		122,218,276

	Face Amount~
CORPORATE BONDS†† - 29.9%
Financial - 9.7%
Pershing Square Holdings Ltd.
3.25% due 10/01/31[3]	33,500,000	24,282,381
3.25% due 11/15/30	15,100,000	11,418,076
NFP Corp.
6.88% due 08/15/28[3]	28,700,000	24,586,665
7.50% due 10/01/30[3]	4,150,000	3,985,358
4.88% due 08/15/28[3]	3,950,000	3,477,402
Wilton RE Ltd.
6.00% [3,5,6]	31,350,000	27,540,034
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	22,640,000	18,848,178
5.30% due 01/15/29	6,950,000	6,442,790
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[3]	21,650,000	17,263,060

2.88% due 10/15/26[3]	8,750,000	7,706,037
Iron Mountain, Inc.
5.63% due 07/15/32[3]	25,025,000	21,604,133
4.50% due 02/15/31[3]	925,000	760,779
CBS Studio Center
8.31% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	22,000,000	22,000,000
Liberty Mutual Group, Inc.
4.30% due 02/01/61[3]	36,940,000	21,809,121
Host Hotels & Resorts, LP
3.50% due 09/15/30	24,000,000	19,898,861
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[3]	23,000,000	19,366,143
FS KKR Capital Corp.
3.25% due 07/15/27	21,000,000	18,082,075
Mitsubishi UFJ Financial Group, Inc.
5.42% due 02/22/29[6]	18,050,000	17,666,133
LPL Holdings, Inc.
4.00% due 03/15/29[3]	14,788,000	12,893,100
4.38% due 05/15/31[3]	5,500,000	4,704,988
Starwood Property Trust, Inc.
4.38% due 01/15/27[3]	19,000,000	16,572,777
Global Atlantic Finance Co.
4.70% due 10/15/51[3,6]	22,350,000	16,166,207
United Wholesale Mortgage LLC
5.50% due 04/15/29[3]	7,150,000	6,041,750
5.50% due 11/15/25[3]	6,300,000	5,992,419
5.75% due 06/15/27[3]	4,550,000	4,118,205
JPMorgan Chase & Co.
5.72% due 09/14/33[6]	16,800,000	16,149,519
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[3]	21,150,000	15,110,883

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Hampton Roads PPV LLC
6.62% due 06/15/53[3]		16,560,000	$13,410,399
Sherwood Financing plc
4.50% due 11/15/26[3]	EUR	13,600,000	12,510,965
Lloyds Banking Group plc
5.87% due 03/06/29[6]		12,100,000	11,831,311
Kennedy-Wilson, Inc.
5.00% due 03/01/31		14,669,000	10,700,805
4.75% due 02/01/30		250,000	186,529
4.75% due 03/01/29		25,000	19,188
Hunt Companies, Inc.
5.25% due 04/15/29[3]		13,700,000	10,760,037
Corebridge Financial, Inc.
6.88% due 12/15/52[6]		10,750,000	10,298,392
First American Financial Corp.
4.00% due 05/15/30		11,760,000	9,959,428
Mizuho Financial Group, Inc.
5.67% due 05/27/29[6]		9,850,000	9,685,057
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[3]		9,810,000	9,163,484
Jane Street Group / JSG Finance, Inc.
4.50% due 11/15/29[3]		9,650,000	8,291,855
OneMain Finance Corp.
4.00% due 09/15/30		7,250,000	5,440,074
9.00% due 01/15/29		2,200,000	2,192,894
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[3]		11,550,000	7,323,668
QBE Insurance Group Ltd.
5.88% [3,5,6]		7,550,000	7,176,622
SLM Corp.
3.13% due 11/02/26		7,714,000	6,691,075
Toronto-Dominion Bank
8.13% due 10/31/82[6]		6,300,000	6,267,580
PartnerRe Finance B LLC
4.50% due 10/01/50[6]		6,460,000	5,478,964
Blue Owl Capital GP LLC
7.11% due 08/22/43†††		5,000,000	4,975,137
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[3]		5,303,000	4,892,548
Bank of Nova Scotia
8.63% due 10/27/82[6]		4,650,000	4,637,542
American Equity Investment Life Holding Co.
5.00% due 06/15/27		4,813,000	4,520,844
Horace Mann Educators Corp.
7.25% due 09/15/28		3,600,000	3,596,964
Accident Fund Insurance Company of America
8.50% due 08/01/32[3]		3,000,000	2,923,732
SBA Communications Corp.
3.13% due 02/01/29		3,100,000	2,585,624
Prudential Financial, Inc.
5.13% due 03/01/52[6]		2,750,000	2,368,147
Atlas Mara Ltd.
due 12/31/21†††,7,8		4,642,499	2,154,120
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[3]		1,700,000	1,729,638
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[3]		1,726,000	1,418,655
Total Financial			567,678,352

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Communications - 4.3%
British Telecommunications plc
4.88% due 11/23/81[3,6]	28,200,000	$22,622,705
4.25% due 11/23/81[3,6]	5,250,000	4,601,725
McGraw-Hill Education, Inc.
8.00% due 08/01/29[3]	22,634,000	19,634,995
5.75% due 08/01/28[3]	4,600,000	3,968,650
Level 3 Financing, Inc.
4.25% due 07/01/28[3]	19,794,000	12,332,321
3.75% due 07/15/29[3]	7,600,000	4,248,036
3.88% due 11/15/29[3]	2,600,000	2,395,384
Altice France S.A.
5.13% due 07/15/29[3]	13,250,000	9,419,502
5.50% due 10/15/29[3]	11,760,000	8,456,794
Virgin Media Finance plc
5.00% due 07/15/30[3]	21,400,000	16,821,019
UPC Broadband Finco BV
4.88% due 07/15/31[3]	20,200,000	16,391,896
CSC Holdings LLC
4.13% due 12/01/30[3]	20,672,000	14,629,866
4.63% due 12/01/30[3]	2,715,000	1,443,438
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[3]	16,250,000	13,071,409
Vodafone Group plc
5.13% due 06/04/81[6]	16,875,000	11,449,482
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[3]	14,265,000	10,914,712
Cable One, Inc.
4.00% due 11/15/30[3]	12,575,000	9,579,635
Rogers Communications, Inc.
4.55% due 03/15/52	9,800,000	7,148,322
Sirius XM Radio, Inc.
4.13% due 07/01/30[3]	8,900,000	7,125,429
Paramount Global
4.95% due 05/19/50	10,340,000	7,003,788
Match Group Holdings II LLC
4.63% due 06/01/28[3]	7,700,000	6,903,165
Virgin Media Secured Finance plc
4.50% due 08/15/30[3]	7,950,000	6,567,491
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	7,000,000	6,300,000
AMC Networks, Inc.
4.25% due 02/15/29	10,200,000	6,258,672
VZ Secured Financing BV
5.00% due 01/15/32[3]	6,830,000	5,365,337
Cogent Communications Group, Inc.
7.00% due 06/15/27[3]	3,750,000	3,581,250
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[3]	3,650,000	3,149,659
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[3]	3,518,000	2,672,502
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	3,500,000	2,092,576
TripAdvisor, Inc.
7.00% due 07/15/25[3]	1,800,000	1,796,580
Ziggo BV
4.88% due 01/15/30[3]	1,685,000	1,372,692
Zayo Group Holdings, Inc.
4.00% due 03/01/27[3]	700,000	519,320
Cengage Learning, Inc.
9.50% due 06/15/24[3]	241,000	241,200
Total Communications		250,079,552

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Industrial - 3.2%
IP Lending I LLC
4.00% due 09/08/25†††,3		15,347,531	$14,151,958
XPO, Inc.
6.25% due 06/01/28[3]		14,085,000	13,627,940
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[3]		9,081,000	8,148,111
9.75% due 07/15/28[3]		5,350,000	5,283,125
Artera Services LLC
9.03% due 12/04/25[3]		14,385,000	13,270,163
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[3]		15,785,000	12,946,819
Boeing Co.
5.81% due 05/01/50		12,010,000	10,875,262
TransDigm, Inc.
6.75% due 08/15/28[3]		7,000,000	6,891,420
6.88% due 12/15/30[3]		4,050,000	3,971,204
Standard Industries, Inc.
4.38% due 07/15/30[3]		6,200,000	5,134,834
3.38% due 01/15/31[3]		6,552,000	5,064,571
Flowserve Corp.
3.50% due 10/01/30		10,270,000	8,562,393
IP Lending X Ltd.
7.75% due 07/02/29†††,3		8,400,000	8,271,244
Dyal Capital Partners IV
3.65% due 02/22/41†††		10,950,000	8,208,218
Arcosa, Inc.
4.38% due 04/15/29[3]		9,400,000	8,203,403
GrafTech Finance, Inc.
4.63% due 12/15/28[3]		10,000,000	7,732,950
Pactiv Evergreen Group Issuer Incorporated/Pactiv Evergreen Group Issuer LLC
4.00% due 10/15/27[3]		7,943,000	7,049,412
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[3]		6,520,000	6,177,700
Atkore, Inc.
4.25% due 06/01/31[3]		6,875,000	5,779,847
Deuce FinCo plc
5.50% due 06/15/27[3]	GBP	5,350,000	5,723,425
TopBuild Corp.
3.63% due 03/15/29[3]		5,550,000	4,726,964
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR	3,500,000	3,769,008
Enviri Corp.
5.75% due 07/31/27[3]		4,075,000	3,584,085
Adevinta ASA
3.00% due 11/15/27	EUR	3,433,000	3,540,386
TK Elevator US Newco, Inc.
5.25% due 07/15/27[3]		3,000,000	2,749,585
Clearwater Paper Corp.
4.75% due 08/15/28[3]		1,890,000	1,615,459
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[3]		1,450,000	1,433,687
Builders FirstSource, Inc.
6.38% due 06/15/32[3]		800,000	753,047
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[3]		525,000	499,385
Total Industrial			187,745,605

Consumer, Cyclical - 3.0%
Hilton Domestic Operating Company, Inc.
4.00% due 05/01/31[3]		15,900,000	13,366,755
3.63% due 02/15/32[3]		4,150,000	3,345,713
5.75% due 05/01/28[3]		525,000	507,530
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[3]		14,775,000	14,639,092

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
JB Poindexter & Company, Inc.
7.13% due 04/15/26[3]	11,875,000	$11,552,287
Delta Air Lines, Inc.
7.00% due 05/01/25[3]	10,536,000	10,650,380
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[3]	11,350,000	9,474,186
5.88% due 03/01/27	660,000	630,300
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[3]	7,874,000	8,107,070
1011778 BC ULC / New Red Finance, Inc.
4.00% due 10/15/30[3]	9,333,000	7,755,478
Warnermedia Holdings, Inc.
6.41% due 03/15/26	7,200,000	7,198,796
British Airways Class A Pass Through Trust
4.25% due 11/15/32[3]	7,434,575	6,663,264
Hyatt Hotels Corp.
5.75% due 04/23/30	6,530,000	6,330,502
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[3]	6,645,000	5,979,549
Hanesbrands, Inc.
9.00% due 02/15/31[3]	6,100,000	5,814,188
Papa John’s International, Inc.
3.88% due 09/15/29[3]	7,025,000	5,798,716
Penn Entertainment, Inc.
4.13% due 07/01/29[3]	6,975,000	5,699,865
Boyne USA, Inc.
4.75% due 05/15/29[3]	5,484,000	4,796,609
American Airlines Class AA Pass Through Trust
3.58% due 01/15/28	2,172,067	1,992,090
3.35% due 10/15/29	1,167,022	1,039,085
3.65% due 02/15/29	1,017,023	920,922
3.15% due 02/15/32	972,170	832,478
Ontario Gaming GTA, LP
8.00% due 08/01/30[3]	4,175,000	4,175,000
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[3]	4,800,000	4,171,248
Asbury Automotive Group, Inc.
4.63% due 11/15/29[3]	4,472,000	3,840,912
Beacon Roofing Supply, Inc.
4.13% due 05/15/29[3]	4,117,000	3,520,035
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[3]	3,450,000	3,484,500
Station Casinos LLC
4.63% due 12/01/31[3]	3,800,000	3,039,556
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[3]	3,500,000	3,018,750
Ritchie Bros Holdings, Inc.
6.75% due 03/15/28[3]	2,950,000	2,943,215
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[3]	2,757,000	2,750,014
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[3]	2,561,246	2,471,384
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[3]	2,800,000	2,451,227

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Air Canada
4.63% due 08/15/29[3]	CAD	3,550,000	$2,299,092
Acushnet Co.
7.38% due 10/15/28[3]		1,500,000	1,511,250
United Airlines, Inc.
4.63% due 04/15/29[3]		1,700,000	1,461,202
Aramark Services, Inc.
6.38% due 05/01/25[3]		1,200,000	1,219,128
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[3]		950,000	915,420
United Airlines Class AA Pass Through Trust
4.15% due 08/25/31		945,045	856,378
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[3]		700,000	628,728
Total Consumer, Cyclical			177,851,894

Energy - 3.0%
BP Capital Markets plc
4.88%[5,6]		39,360,000	35,165,145
ITT Holdings LLC
6.50% due 08/01/29[3]		38,952,000	33,016,639
Midwest Connector Capital Company LLC
4.63% due 04/01/29[3]		18,763,000	17,148,999
Targa Resources Partners Limited Partnership / Targa Resources Partners Finance Corp.
6.88% due 01/15/29		12,632,000	12,644,103
4.88% due 02/01/31		5,000,000	4,478,248
Parkland Corp.
4.63% due 05/01/30[3]		20,000,000	17,049,588
Occidental Petroleum Corp.
7.95% due 06/15/39		12,735,000	13,805,203
4.50% due 07/15/44		2,850,000	2,007,341
NuStar Logistics, LP
6.38% due 10/01/30		14,506,000	13,740,954
5.63% due 04/28/27		450,000	428,729
Global Partners Limited Partnership / GLP Finance Corp.
6.88% due 01/15/29		7,750,000	7,212,693
7.00% due 08/01/27		2,200,000	2,143,882
Kinetik Holdings, LP
5.88% due 06/15/30[3]		6,100,000	5,718,750
DT Midstream, Inc.
4.13% due 06/15/29[3]		5,250,000	4,541,468
TransCanada PipeLines Ltd.
6.20% due 03/09/26		3,300,000	3,294,578
Holly Energy Partners Limited Partnership / Holly Energy Finance Corp.
6.38% due 04/15/27[3]		2,689,000	2,640,006
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26		700,000	597,625
Basic Energy Services, Inc.
due 10/15/23[8]		1,438,000	7,190
Total Energy			175,641,141

Consumer, Non-cyclical - 2.6%
Medline Borrower, LP
5.25% due 10/01/29[3]		7,200,000	6,222,933
3.88% due 04/01/29[3]		6,596,000	5,576,407
DaVita, Inc.
4.63% due 06/01/30[3]		8,678,000	7,125,691
3.75% due 02/15/31[3]		4,892,000	3,716,742
US Foods, Inc.
4.75% due 02/15/29[3]		6,550,000	5,854,180
6.88% due 09/15/28[3]		3,875,000	3,866,862
Bausch Health Companies, Inc.
4.88% due 06/01/28[3]		15,600,000	8,871,505
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[3]		9,400,000	7,543,500
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[3]		8,085,000	7,335,762

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52		6,500,000	$4,319,755
3.75% due 12/01/31		3,400,000	2,723,536
Option Care Health, Inc.
4.38% due 10/31/29[3]		7,736,000	6,681,970
BCP V Modular Services Finance II plc
4.75% due 10/30/28[3]	EUR	7,000,000	6,189,711
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[3]		6,861,000	6,010,904
HealthEquity, Inc.
4.50% due 10/01/29[3]		6,555,000	5,646,314
Smithfield Foods, Inc.
3.00% due 10/15/30[3]		7,000,000	5,350,863
WW International, Inc.
4.50% due 04/15/29[3]		6,985,000	4,906,963
JBS USA LUX S.A. / JBS USA Food Company / JBS Luxembourg SARL
6.75% due 03/15/34[3]		4,500,000	4,378,455
Central Garden & Pet Co.
4.13% due 04/30/31[3]		5,300,000	4,321,052
ADT Security Corp.
4.88% due 07/15/32[3]		5,150,000	4,300,250
Chrome Bidco
3.50% due 05/31/28[3]	EUR	4,800,000	4,199,922
Carriage Services, Inc.
4.25% due 05/15/29[3]		4,575,000	3,913,379
GTCR W-2 Merger Sub LLC
7.50% due 01/15/31[3]		3,875,000	3,880,425
TreeHouse Foods, Inc.
4.00% due 09/01/28		4,575,000	3,711,469
CAB SELAS
3.38% due 02/01/28[3]	EUR	4,100,000	3,616,142
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[3,8]		4,400,000	3,113,000
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[3]		2,775,000	2,719,500
CPI CG, Inc.
8.63% due 03/15/26[3]		2,750,000	2,709,272
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[3]		3,061,000	2,640,113
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[3]		2,825,000	2,317,051
Williams Scotsman, Inc.
7.38% due 10/01/31[3]		1,950,000	1,939,361
Molina Healthcare, Inc.
4.38% due 06/15/28[3]		1,770,000	1,586,005
Fortrea Holdings, Inc.
7.50% due 07/01/30[3]		1,570,000	1,527,634
Tenet Healthcare Corp.
4.63% due 06/15/28		975,000	877,648
5.13% due 11/01/27		550,000	511,849
Par Pharmaceutical, Inc.
due 04/01/27[3,8]		1,825,000	1,295,750
Upbound Group, Inc.
6.38% due 02/15/29[3]		1,450,000	1,286,875
Altria Group, Inc.
4.45% due 05/06/50		1,670,000	1,182,960
Performance Food Group, Inc.
6.88% due 05/01/25[3]		304,000	303,620
Total Consumer, Non-cyclical			154,275,330

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Technology - 1.7%
AthenaHealth Group, Inc.
6.50% due 02/15/30[3]		26,650,000	$22,292,917
Qorvo, Inc.
3.38% due 04/01/31[3]		9,225,000	7,306,810
4.38% due 10/15/29		7,833,000	6,888,629
NCR Corp.
5.25% due 10/01/30[3]		10,325,000	8,897,912
5.13% due 04/15/29[3]		3,850,000	3,392,076
6.13% due 09/01/29[3]		25,000	25,638
TeamSystem SpA
7.41% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28◊	EUR	11,750,000	12,300,412
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31		14,000,000	11,530,960
Booz Allen Hamilton, Inc.
3.88% due 09/01/28[3]		11,800,000	10,571,620
Boxer Parent Company, Inc.
6.50% due 10/02/25	EUR	5,500,000	5,762,002
Playtika Holding Corp.
4.25% due 03/15/29[3]		5,850,000	4,884,750
Twilio, Inc.
3.88% due 03/15/31		4,000,000	3,252,331
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[3]		3,050,000	3,038,715
MSCI, Inc.
3.88% due 02/15/31[3]		883,000	748,082
ACI Worldwide, Inc.
5.75% due 08/15/26[3]		400,000	387,788
Cloud Software Group, Inc.
6.50% due 03/31/29[3]		200,000	176,866
Total Technology			101,457,508

Basic Materials - 1.7%
Alcoa Nederland Holding BV
5.50% due 12/15/27[3]		15,125,000	14,367,145
6.13% due 05/15/28[3]		7,450,000	7,173,470
4.13% due 03/31/29[3]		4,900,000	4,335,589
Kaiser Aluminum Corp.
4.50% due 06/01/31[3]		13,250,000	10,495,705
4.63% due 03/01/28[3]		650,000	567,574
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[3]		11,950,000	10,711,958
Minerals Technologies, Inc.
5.00% due 07/01/28[3]		11,280,000	10,346,016
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[3]		10,375,000	9,479,832
SK Invictus Intermediate II SARL
5.00% due 10/30/29[3]		11,525,000	9,236,481
Carpenter Technology Corp.
6.38% due 07/15/28		8,315,000	8,019,526
HB Fuller Co.
4.25% due 10/15/28		5,250,000	4,632,600
Novelis Sheet Ingot GmbH
3.38% due 04/15/29	EUR	4,500,000	4,103,018
Arsenal AIC Parent LLC
8.00% due 10/01/30[3]		3,800,000	3,781,076
Ingevity Corp.
3.88% due 11/01/28[3]		1,000,000	824,520
Mirabela Nickel Ltd.
due 06/24/19†††,7.8		1,885,418	89,557
Total Basic Materials			98,164,067

Utilities - 0.7%
AES Corp.
3.95% due 07/15/30[3]		9,760,000	8,412,339
Terraform Global Operating, LP
6.13% due 03/01/26[3]		8,285,000	8,129,656
Alexander Funding Trust II
7.47% due 07/31/28[3]		7,750,000	7,760,151

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Clearway Energy Operating LLC
3.75% due 02/15/31[3]	9,409,000	$7,421,806
NRG Energy, Inc.
7.00% due 03/15/33[3]	6,950,000	6,714,914
Atlantica Sustainable Infrastructure plc
4.13% due 06/15/28[3]	1,550,000	1,337,367
Total Utilities		39,776,233

Total Corporate Bonds
(Cost $2,076,639,641)		1,752,669,682

ASSET-BACKED SECURITIES†† - 21.1%
Collateralized Loan Obligations - 11.9%
LoanCore Issuer Ltd.
2021-CRE4 D, 7.93% (30 Day Average SOFR + 2.61%, Rate Floor: 2.61%) due 07/15/35◊,3	20,500,000	19,108,151
2021-CRE6 D, 8.30% (1 Month Term SOFR + 2.96%, Rate Floor: 2.85%) due 11/15/38◊,3	11,300,000	9,886,463
2021-CRE5 D, 8.45% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/15/36◊,3	8,250,000	7,535,833
2019-CRE2 AS, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 05/15/36◊,3	6,999,941	6,849,005
2022-CRE7 D, 8.41% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/17/37◊,3	6,400,000	6,014,888
Fortress Credit Opportunities IX CLO Ltd.
2021-9A CR, 8.37% (3 Month Term SOFR + 3.06%, Rate Floor: 2.80%) due 10/15/33◊,3	35,000,000	33,262,835
2021-9A DR, 9.52% (3 Month Term SOFR + 4.21%, Rate Floor: 3.95%) due 10/15/33◊,3	7,750,000	6,897,182
2021-9A A2TR, 7.37% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,3	2,950,000	2,872,778
FS Rialto
2021-FL3 D, 7.95% (1 Month Term SOFR + 2.61%, Rate Floor: 2.50%) due 11/16/36◊,3	36,500,000	34,037,429
2021-FL2 D, 8.25% (1 Month Term SOFR + 2.91%, Rate Floor: 2.91%) due 05/16/38◊,3	8,850,000	8,277,683
Palmer Square Loan Funding Ltd.
2022-1A B, 7.31% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/15/30◊,3	26,200,000	25,492,770
2021-3A C, 8.09% (3 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 07/20/29◊,3	8,300,000	8,155,026

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2022-1A C, 7.91% (3 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 04/15/30◊,3	3,400,000	$3,221,157
LCCM Trust
2021-FL3 C, 8.05% (1 Month Term SOFR + 2.71%, Rate Floor: 2.71%) due 11/15/38◊,3	28,865,000	27,243,029
2021-FL2 D, 8.35% (1 Month Term SOFR + 3.01%, Rate Floor: 3.01%) due 12/13/38◊,3	5,750,000	5,309,850
BXMT Ltd.
2020-FL2 C, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.76%) due 02/15/38◊,3	15,640,000	13,300,509
2020-FL3 D, 8.25% (1 Month Term SOFR + 2.91%, Rate Floor: 2.91%) due 11/15/37◊,3	7,350,000	6,408,611
2020-FL2 D, 7.40% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 02/15/38◊,3	8,000,000	6,404,439
ACRES Commercial Realty Ltd.
2021-FL2 D, 8.55% (1 Month Term SOFR + 3.21%, Rate Floor: 3.21%) due 01/15/37◊,3	8,350,000	7,601,741
2021-FL1 D, 8.10% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 06/15/36◊,3	7,250,000	6,641,300
2021-FL2 C, 8.10% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 01/15/37◊,3	6,500,000	6,023,475
2021-FL2 B, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.36%) due 01/15/37◊,3	3,500,000	3,391,568
Cerberus Loan Funding XLII LLC
2023-3A C, 9.58% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%) due 09/13/35◊,3	21,550,000	21,547,869
Fontainbleau Vegas
10.98% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	21,100,820	21,100,820
MidOcean Credit CLO VII
2020-7A CR, 7.77% (3 Month Term SOFR + 2.46%, Rate Floor: 0.00%) due 07/15/29◊,3	21,000,000	20,723,023
Golub Capital Partners CLO Ltd.
2018-36A C, 7.73% (3 Month Term SOFR + 2.36%, Rate Floor: 0.00%) due 02/05/31◊,3	20,000,000	18,782,642
BSPDF Issuer Ltd.
2021-FL1 D, 8.20% (1 Month Term SOFR + 2.86%, Rate Floor: 2.75%) due 10/15/36◊,3	19,975,000	18,073,252

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
BSPRT Issuer Ltd.
2021-FL6 D, 8.45% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 03/15/36◊,3	18,425,000	$16,417,541
2021-FL7 D, 8.20% (1 Month Term SOFR + 2.86%, Rate Floor: 2.86%) due 12/15/38◊,3	1,600,000	1,500,972
Voya CLO Ltd.
2021-2A CR, 9.17% (3 Month Term SOFR + 3.86%, Rate Floor: 3.60%) due 06/07/30◊,3	16,500,000	15,844,531
2013-1A INC, due 10/15/30[3,9]	28,970,307	1,681,726
Anchorage Capital CLO 6 Ltd.
2021-6A DRR, 9.02% (3 Month Term SOFR + 3.71%, Rate Floor: 3.45%) due 07/15/30◊,3	17,350,000	17,332,038
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 9.44% (3 Month Term SOFR + 3.85%, Rate Floor: 3.85%) due 08/26/33◊,3	18,100,000	16,271,364
Cerberus Loan Funding XXX, LP
2020-3A C, 9.22% (3 Month Term SOFR + 3.65%, Rate Cap/Floor: 14.50%/3.65%) due 01/15/33◊,3	14,500,000	14,112,138
STWD Ltd.
2022-FL3 D, 8.06% (30 Day Average SOFR + 2.75%, Rate Floor: 2.75%) due 11/15/38◊,3	11,900,000	10,739,082
2021-FL2 D, 8.25% (1 Month Term SOFR + 2.91%, Rate Floor: 2.80%) due 04/18/38◊,3	3,750,000	3,317,325
Cerberus Loan Funding XL LLC
2023-1A C, 9.71% (3 Month Term SOFR + 4.40%, Rate Floor: 4.40%) due 03/22/35◊,3	12,750,000	12,529,420
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A DR, 8.28% (3 Month Term SOFR + 2.96%, Rate Floor: 2.70%) due 01/20/32◊,3	11,500,000	11,119,719
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 8.12% (3 Month Term SOFR + 2.76%, Rate Floor: 2.50%) due 11/18/31◊,3	11,550,000	11,099,731
Atlas Senior Loan Fund IX Ltd.
2018-9A C, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 04/20/28◊,3	10,250,000	10,184,583
2018-9A SUB, due 04/20/28[3,9]	9,600,000	237,034

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Diamond CLO Ltd.
2021-1A DR, 9.01% (3 Month Term SOFR + 3.66%, Rate Floor: 3.66%) due 04/25/29◊,3	5,500,000	$5,387,819
2018-1A D, 9.31% (3 Month Term SOFR + 3.96%, Rate Floor: 3.70%) due 07/22/30◊,3	4,181,292	4,154,521
2021-1A CR, 8.01% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 04/25/29◊,3	448,217	446,752
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A D, 8.49% (3 Month Term SOFR + 3.16%, Rate Floor: 2.90%) due 01/20/33◊,3	9,950,000	9,587,319
KREF Funding V LLC
7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††	9,588,167	9,510,001
0.15% due 06/25/26†††,10	73,636,363	50,809
THL Credit Lake Shore MM CLO I Ltd.
2021-1A CR, 8.57% (3 Month Term SOFR + 3.26%, Rate Floor: 3.00%) due 04/15/33◊,3	9,900,000	9,408,316
Golub Capital Partners CLO 16 Ltd.
2021-16A CR2, 8.51% (3 Month Term SOFR + 3.16%, Rate Floor: 2.90%) due 07/25/33◊,3	9,300,000	8,965,318
Cerberus Loan Funding XXXVI, LP
2021-6A B, 7.32% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 11/22/33◊,3	9,000,000	8,918,728
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,3	9,000,000	8,884,703
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A BR, 8.49% (3 Month Term SOFR + 3.16%, Rate Floor: 2.90%) due 04/20/31◊,3	9,200,000	8,843,923
Magnetite XXIX Ltd.
2021-29A D, 8.17% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/34◊,3	8,800,000	8,621,073
Venture XIV CLO Ltd.
2020-14A CRR, 7.90% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 08/28/29◊,3	8,000,000	7,993,600
CIFC Funding Ltd.
2021-2A DR, 8.69% (3 Month Term SOFR + 3.36%, Rate Floor: 3.10%) due 04/20/30◊,3	8,100,000	7,974,205
ABPCI Direct Lending Fund CLO VII, LP

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2021-7A BR, 8.17% (3 Month Term SOFR + 2.81%, Rate Floor: 2.55%) due 10/20/31◊,3	7,950,000	$7,651,961
Madison Park Funding XLVIII Ltd.
2021-48A D, 8.58% (3 Month Term SOFR + 3.26%, Rate Floor: 3.26%) due 04/19/33◊,3	7,500,000	7,372,703
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[3,9]	9,500,000	6,956,331
FS Rialto Issuer LLC
2022-FL5 C, 9.25% (1 Month Term SOFR + 3.92%, Rate Floor: 3.92%) due 06/19/37◊,3	6,950,000	6,796,639
ACRE Commercial Mortgage Ltd.
2021-FL4 D, 8.05% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 12/18/37◊,3	7,350,000	6,761,667
Cerberus Loan Funding XXXIII, LP
2021-3A C, 8.37% (3 Month Term SOFR + 3.06%, Rate Floor: 2.80%) due 07/23/33◊,3	5,900,000	5,661,135
ABPCI Direct Lending Fund CLO I LLC
2021-1A C2, 8.59% (3 Month Term SOFR + 3.26%, Rate Floor: 3.26%) due 07/20/33◊,3	5,550,000	5,273,482
CHCP Ltd.
2021-FL1 D, 8.45% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 02/15/38◊,3	5,500,000	5,234,404
WhiteHorse X Ltd.
2015-10A E, 10.87% (3 Month Term SOFR + 5.56%, Rate Floor: 5.30%) due 04/17/27◊,3	5,022,785	4,903,329
Cerberus Loan Funding XXXV, LP
2021-5A C, 8.17% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 09/22/33◊,3	5,150,000	4,893,697
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[3,9]	19,435,737	4,773,475
Wind River CLO Ltd.
2018-1A ARR, 6.62% (3 Month Term SOFR + 1.31%, Rate Floor: 1.05%) due 07/18/31◊,3	3,983,606	3,959,013
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A D, 8.32% (3 Month Term SOFR + 3.01%, Rate Floor: 2.75%) due 04/16/33◊,3	4,050,000	3,924,318
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[3,9]	7,895,000	2,766,092

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
HGI CRE CLO Ltd.
2021-FL2 D, 7.60% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 09/17/36◊,3	1,600,000	$1,490,227
2021-FL2 E, 7.90% (1 Month Term SOFR + 2.56%, Rate Floor: 2.56%) due 09/17/36◊,3	1,200,000	1,119,860
Denali Capital CLO XI Ltd.
2018-1A BRR, 7.74% (3 Month Term SOFR + 2.41%, Rate Floor: 0.26%) due 10/20/28◊,3	2,500,000	2,493,118
BDS Ltd.
2021-FL9 E, 8.05% (1 Month Term SOFR + 2.71%, Rate Floor: 2.60%) due 11/16/38◊,3	2,700,000	2,485,484
KVK CLO Ltd.
2013-1A SUB, due 01/14/28[3,9]	11,900,000	2,111,369
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[3,9]	6,400,000	1,696,000
2013-3X SUB, due 10/15/30[9]	4,938,326	346,374
Goldentree Loan Management US CLO 4 Ltd.
2021-4A DR, 8.76% (3 Month Term SOFR + 3.41%, Rate Floor: 3.15%) due 04/24/31◊,3	2,000,000	1,966,762
BNPP IP CLO Ltd.
2014-2A E, 10.88% (3 Month Term SOFR + 5.51%, Rate Floor: 0.00%) due 10/30/25◊,3	6,226,382	1,874,639
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[3,9]	11,700,000	1,826,698
PFP Ltd.
2021-7 E, 8.45% (1 Month Term SOFR + 3.11%, Rate Floor: 3.00%) due 04/14/38◊,3	1,789,911	1,684,760
AMMC CLO XI Ltd.
2012-11A SUB, due 04/30/31[3,9]	5,650,000	1,521,364
Hull Street CLO Ltd.
2014-1A D, 9.17% (3 Month Term SOFR + 3.86%, Rate Floor: 0.00%) due 10/18/26◊,3	1,417,814	1,416,571
Marathon CLO V Ltd.
2017-5A A2R, 7.09% (3 Month Term SOFR + 1.71%, Rate Floor: 0.00%) due 11/21/27◊,3	930,801	929,703
2013-5A SUB, due 11/21/27[3,9]	5,500,000	196,240
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[3,9]	1,500,000	577,082
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[3,9]	13,790,000	415,658
Dryden Senior Loan Fund
due 01/15/31[9]	1,897,598	274,404
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[3,9]	11,595,061	270,165

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[3,9]	18,918,010	$189,937
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[7,9]	8,150,000	815
West CLO Ltd.
2013-1A SUB, due 11/07/25[3,9]	5,300,000	530
Total Collateralized Loan Obligations		697,113,625

Transport-Aircraft - 3.2%
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	27,962,846	23,183,995
AASET Trust
2021-1A, 2.95% due 11/16/41[3]	17,403,650	15,315,560
2017-1A, 3.97% due 05/16/42[3]	3,122,867	2,748,088
2021-2A, 3.54% due 01/15/47[3]	3,314,648	2,651,950
2020-1A, 4.34% due 01/16/40[3]	3,751,347	1,932,392
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,3	15,020,380	14,923,618
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[3,11]	11,201,010	10,070,212
2019-1, 5.19% due 12/15/44[3,11]	5,043,991	4,136,300
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	7,770,694	7,263,735
2019-1, 3.60% due 09/15/39[3]	4,196,239	3,797,726
2017-1, 6.30% due 02/15/42[3]	3,313,090	2,880,722
Sprite Ltd.
2021-1, 3.75% due 11/15/46[3]	15,550,581	13,939,264
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	9,103,123	8,276,410
2019-1A, 3.97% due 04/15/39[3]	5,494,769	4,886,578
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[3]	10,649,355	9,259,388
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[3]	9,602,364	8,654,707
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[3]	9,567,958	7,975,754
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[3]	8,623,240	7,265,545
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[3]	8,811,255	6,300,224
2020-1A, 3.23% due 03/15/40[3]	512,525	433,694
WAVE LLC
2019-1, 3.60% due 09/15/44[3]	6,435,994	5,302,422
Project Silver
2019-1, 3.97% due 07/15/44[3]	5,796,713	4,914,338
Navigator Aircraft ABS Ltd.
2021-1, 3.57% due 11/15/46[3]	5,570,424	4,556,997
Lunar Structured Aircraft Portfolio Notes
2021-1, 3.43% due 10/15/46[3]	5,084,559	4,169,694

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[3]		3,782,345	$3,185,567
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]		3,134,703	2,809,854
Slam Ltd.
2021-1A, 3.42% due 06/15/46[3]		3,093,840	2,583,418
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[3]		2,538,516	2,088,981
Total Transport-Aircraft			185,507,133

Financial - 2.6%
HarbourVest Structured Solutions IV Holdings, LP
7.61% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		21,755,302	21,759,027
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	12,900,000	13,644,847
KKR Core Holding Company LLC
4.00% due 08/12/31◊,†††		23,809,039	20,584,932
Project Onyx I
due 01/26/27◊,†††		17,250,000	17,250,752
Lightning A
5.50% due 03/01/37†††		17,770,745	16,133,915
Thunderbird A
5.50% due 03/01/37†††		17,516,000	15,901,075
Ceamer Finance LLC
6.92% due 11/15/37†††		10,979,778	10,468,159
3.69% due 03/24/31†††		5,502,233	5,104,836
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		11,578,656	10,966,117
Nassau LLC
2019-1, 3.98% due 08/15/34[3]		10,867,958	10,273,987
Project Onyx II
due 01/26/27◊,†††		5,750,000	5,749,792
Lightning B
7.50% due 03/01/37†††		3,574,575	3,203,068
Thunderbird B
7.50% due 03/01/37†††		3,523,333	3,157,151
Aesf Vi Verdi, LP
6.00% (3 Month EURIBOR + 2.40%, Rate Floor: 2.40%) due 11/25/24◊,†††	EUR	432,695	464,512
Total Financial			154,662,170

Infrastructure - 1.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 5.27% due 02/15/52[3]		39,650,000	32,920,023
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[3]		20,000,000	18,765,912
2021-1, 4.46% due 11/20/51[3]		11,750,000	9,774,628
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[3]		7,150,000	6,212,701
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[3]		3,400,000	3,162,389
Total Infrastructure			70,835,653

Whole Business - 0.7%
TSGE
2017-1, 6.25% due 09/25/31†††		38,374,659	31,596,349

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[3]	9,742,590	$9,056,692
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	2,648,438	2,552,490
Wendy’s Funding LLC
2018-1A, 3.88% due 03/15/48[3]	377,000	337,541
Total Whole Business		43,543,072

Net Lease - 0.7%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[3]	27,799,000	22,302,651
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53†††,3	11,300,000	10,866,626
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[3]	5,941,323	5,404,092
Total Net Lease		38,573,369

Single Family Residence - 0.6%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[3]	13,550,000	12,487,584
2020-SFR2, 4.50% due 10/19/37[3]	13,250,000	12,277,563
2020-SFR2, 3.37% due 10/19/37[3]	8,550,000	7,814,575
Total Single Family Residence		32,579,722

Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	6,000,000	5,836,144

Collateralized Debt Obligations - 0.1%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[3]	4,250,000	3,491,349
Total Asset-Backed Securities
(Cost $1,315,553,143)		1,232,142,237
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 15.2%
Government Agency - 7.1%
Fannie Mae
5.50% due 05/01/53	110,754,191	107,134,417
5.00% due 05/01/53	83,417,363	78,736,786
5.00% due 08/01/53	23,018,780	21,725,510
2.00% due 03/01/52	18,463,224	14,110,721
2.50% due 10/01/51	15,537,780	12,403,134
3.00% due 03/01/52	12,612,159	10,460,771
5.00% due 09/01/52	8,470,253	8,000,572
5.00% due 06/01/53	7,694,210	7,265,301
Freddie Mac
5.50% due 02/01/53	57,318,990	55,535,182
5.00% due 06/01/53	29,626,035	28,004,182
5.00% due 02/01/53	26,455,107	25,003,208
5.00% due 09/01/52	22,173,153	20,941,917
5.00% due 03/01/53	19,958,985	18,846,899
due 08/01/53[15]	9,925,590	9,489,107
Total Government Agency		417,657,707

Residential Mortgage-Backed Securities - 6.4%
LSTAR Securities Investment Ltd.
2023-1, 8.81% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,3	26,422,498	26,404,441
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/36◊	20,892,135	10,747,911
2006-WMC3, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊	8,265,365	5,688,900
2006-HE3, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 11/25/36◊	5,025,238	4,315,946

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-WMC4, 5.55% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 12/25/36◊	7,191,257	$3,699,223
2006-WMC4, 5.51% (1 Month Term SOFR + 0.19%, Rate Floor: 0.08%) due 12/25/36◊	3,040,715	1,563,901
Ameriquest Mortgage Securities Trust
2006-M3, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 10/25/36◊	19,153,214	10,409,979
2006-M3, 5.67% (1 Month Term SOFR + 0.35%, Rate Floor: 0.24%) due 10/25/36◊	31,546,676	9,294,505
2006-M3, 5.53% (1 Month Term SOFR + 0.21%, Rate Floor: 0.10%) due 10/25/36◊	13,114,535	3,864,101
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[3,11]	24,929,582	22,337,508
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.47%) due 04/25/37◊	23,588,544	8,760,446
2007-HE2, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%) due 04/25/37◊	17,974,262	6,675,382
2007-HE4, 5.60% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	6,566,368	4,536,429
2007-HE4, 5.68% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	1,968,187	1,138,296
RALI Series Trust
2006-QO6, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	30,674,404	7,046,619
2007-QO2, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 02/25/47◊	12,871,924	4,528,844
2006-QO8, 5.83% (1 Month Term SOFR + 0.51%, Rate Floor: 0.40%) due 10/25/46◊	3,386,740	3,114,122
2006-QO6, 5.89% (1 Month Term SOFR + 0.57%, Rate Floor: 0.46%) due 06/25/46◊	7,981,062	1,876,927
2006-QO6, 5.95% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 06/25/46◊	5,035,370	1,200,519
2006-QO2, 5.97% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 02/25/46◊	5,947,913	1,178,926
2006-QO2, 6.11% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 02/25/46◊	3,182,638	652,407

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2006-QO2, 5.87% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	213,333	$41,162
Long Beach Mortgage Loan Trust
2006-6, 5.93% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 07/25/36◊	13,711,155	5,230,007
2006-8, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	16,366,940	4,441,335
2006-1, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 02/25/36◊	3,686,909	2,922,026
2006-4, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 05/25/36◊	9,796,801	2,746,645
2006-6, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	4,269,488	1,628,555
2006-8, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 09/25/36◊	4,435,133	1,202,978
2006-6, 5.63% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 07/25/36◊	2,471,516	942,605
OBX Trust
2022-NQM9, 6.45% due 09/25/62[3,11]	7,689,727	7,559,891
2023-NQM2, 6.80% due 01/25/62[3,11]	6,456,463	6,399,685
2022-NQM8, 6.10% due 09/25/62[3,11]	4,311,241	4,215,401
American Home Mortgage Assets Trust
2006-6, 5.64% (1 Month Term SOFR + 0.32%, Rate Floor: 0.21%) due 12/25/46◊	7,340,183	5,958,329
2006-1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 05/25/46◊	6,209,397	5,125,745
2006-3, 5.57% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46◊	4,943,739	3,328,491
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 11/25/36◊	21,596,796	7,411,010
2006-2, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	18,991,265	6,517,059
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[3,11]	13,168,804	12,704,096
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[3,11]	8,863,141	8,580,861
2023-NQM2, 6.60% due 11/25/67[3,11]	3,066,395	3,027,246

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 10/25/36◊	18,823,538	$8,014,923
2006-HE6, 5.63% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 09/25/36◊	4,299,857	1,503,816
2007-HE4, 5.66% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 02/25/37◊	3,740,313	1,142,861
IXIS Real Estate Capital Trust
2007-HE1, 5.59% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 05/25/37◊	23,723,441	5,608,497
2007-HE1, 5.66% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 05/25/37◊	16,807,725	3,973,410
GSAMP Trust
2007-NC1, 5.56% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/46◊	17,972,959	9,371,972
Master Asset-Backed Securities Trust
2006-WMC3, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 08/25/36◊	9,973,076	3,566,182
2006-HE3, 5.63% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 08/25/36◊	9,392,819	2,808,595
2006-HE3, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊	7,897,118	2,361,357
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 5.68% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 03/25/37◊	9,673,269	7,863,044
GSAA Home Equity Trust
2006-3, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	10,077,377	5,295,940
2006-9, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 06/25/36◊	7,295,418	2,162,395
2007-7, 5.97% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	396,829	361,901
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,7	8,650,000	7,140,481
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[3,11]	7,318,995	6,708,660
PRPM LLC
2023-1, 6.88% (WAC) due 02/25/28◊,3	6,052,590	6,034,621

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	6,383,948	$5,906,147
First NLC Trust
2007-1, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 08/25/37◊,3	6,440,216	3,176,941
2007-1, 5.50% (1 Month Term SOFR + 0.18%, Rate Floor: 0.07%) due 08/25/37◊,3	4,883,822	2,409,290
Lehman XS Trust Series
2006-18N, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 12/25/36◊	3,687,508	3,488,686
2006-10N, 5.85% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 07/25/46◊	2,331,108	2,077,792
Argent Securities Trust
2006-W5, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	8,759,684	5,556,293
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 5.85% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 02/25/37◊	6,888,161	2,025,819
2007-HE2, 5.95% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 02/25/37◊	4,986,041	1,466,393
2007-HE2, 5.67% (1 Month Term SOFR + 0.35%, Rate Floor: 0.24%) due 02/25/37◊	3,964,415	1,165,890
2007-HE2, 6.27% (1 Month Term SOFR + 0.95%, Rate Floor: 0.84%) due 02/25/37◊	1,613,261	474,427
Alternative Loan Trust
2007-OA7, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 05/25/47◊	6,020,995	5,044,754
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 5.66% (1 Month Term SOFR + 0.34%, Rate Floor: 0.34%) due 01/25/37◊	7,169,000	3,259,381
2007-HE4, 5.60% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	2,756,565	1,594,276
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[3,11]	4,686,300	4,644,824
Verus Securitization Trust
2022-8, 6.13% due 09/25/67[3,11]	4,593,102	4,502,876

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
ACE Securities Corporation Home Equity Loan Trust Series
2007-ASP1, 6.19% (1 Month Term SOFR + 0.87%, Rate Floor: 0.76%) due 03/25/37◊	10,488,114	$4,361,044
HSI Asset Securitization Corporation Trust
2007-HE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 01/25/37◊	5,661,445	3,900,601
Finance of America HECM Buyout
2022-HB2, 6.00% (WAC) due 08/01/32◊,3	3,850,000	3,460,690
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,3	3,385,382	3,323,603
First Franklin Mortgage Loan Trust
2006-FF16, 5.85% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 12/25/36◊	7,396,342	3,036,859
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.47% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	3,686,392	2,933,619
Morgan Stanley Mortgage Loan Trust
2006-9AR, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 08/25/36◊	8,124,451	2,103,637
Alliance Bancorp Trust
2007-OA1, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	1,932,111	1,599,126
Nomura Resecuritization Trust
2015-4R, 2.73% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊,3	1,424,043	1,313,537
Morgan Stanley Re-REMIC Trust
2010-R5, 3.47% due 06/26/36	491,004	445,083
Asset-Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	58,558	57,893
Total Residential Mortgage-Backed Securities		376,266,595

Commercial Mortgage-Backed Securities - 1.4%
BX Commercial Mortgage Trust
2021-VOLT, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,3	19,750,000	18,831,491

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
2019-XL, 7.75% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 10/15/36◊,3	1,989,000	$1,956,269
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37◊,3	8,256,000	7,196,605
2020-DUNE, 7.96% (1 Month Term SOFR + 2.61%, Rate Floor: 2.50%) due 12/15/36◊,3	7,340,000	6,952,764
2020-DUNE, 7.36% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 12/15/36◊,3	2,750,000	2,633,559
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 8.09% (1 Month Term SOFR + 2.75%, Rate Floor: 2.64%) due 06/15/38◊,3	15,000,000	12,661,117
BX Trust
2023-DELC, 8.67% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%) due 05/15/38◊,3	10,650,000	10,643,320
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,3	10,000,000	9,579,754
MHP
2022-MHIL, 7.94% (1 Month Term SOFR + 2.61%, Rate Floor: 2.61%) due 01/15/27◊,3	8,744,927	8,218,402
Total Commercial Mortgage-Backed Securities		78,673,281

Military Housing - 0.3%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/52◊,3,10	153,215,699	8,805,168
2015-R1, 0.70% (WAC) due 11/25/55◊,3,10	63,794,122	4,079,437
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52†††,3	5,472,411	4,986,289
Total Military Housing		17,870,894

Total Collateralized Mortgage Obligations
(Cost $1,045,793,313)		890,468,477

SENIOR FLOATING RATE INTERESTS††,◊ - 12.6%
Consumer, Non-cyclical - 3.5%
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	30,676,344	27,148,564
Mission Veterinary Partners
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	21,021,000	20,784,514

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27		15,177,709	$15,092,411
Dhanani Group, Inc.
11.42% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/10/27†††		14,365,909	14,222,250
PetIQ LLC
9.84% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/13/28†††		14,174,004	13,890,524
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28		16,024,615	13,460,677
LaserAway Intermediate Holdings II LLC
11.32% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 10/14/27		12,315,180	12,084,270
Southern Veterinary Partners LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27		11,253,371	11,172,460
HAH Group Holding Co. LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27		10,714,873	10,556,479
Sigma Holding BV (Flora Food)
7.41% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	9,050,637	9,532,406
Nidda Healthcare Holding GmbH
7.31% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	7,897,239	8,276,861
Florida Food Products LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/18/28		8,756,447	7,464,871
Hearthside Group Holdings LLC
9.58% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25		4,936,394	4,303,943
9.27% (3 Month USD LIBOR + 3.69%, Rate Floor: 3.69%) due 05/23/25		3,525,934	3,063,649
EyeCare Partners LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/15/28		8,003,125	5,495,506

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/18/27	2,128,650	$1,485,797
Gibson Brands, Inc.
10.57% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/11/28	8,154,750	6,768,442
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28	7,653,125	5,457,673
Confluent Health LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/30/28	5,472,444	5,189,683
Medical Solutions Parent Holdings, Inc.
8.77% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/01/28	2,240,362	2,163,944
Resonetics LLC
9.63% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/28/28	1,770,949	1,735,530
Heritage Grocers Group LLC
12.24% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 08/01/29	1,695,729	1,694,321
Moran Foods LLC
12.74% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 06/30/26†††	624,540	568,551
16.99% (6 Month Term SOFR + 11.50%, Rate Floor: 9.50%) 12/31/26†††	364,879	239,749
Weber-Stephen Products LLC
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/29/27	418,625	377,549
TGP Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	211,730	192,886
Total Consumer, Non-cyclical		202,423,510

Consumer, Cyclical - 3.4%
MB2 Dental Solutions LLC
11.42% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	31,459,499	31,098,350

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Zephyr Bidco Ltd.
9.97% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	20,850,000	$25,067,111
12.72% (1 Month GBP SONIA + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP	1,540,417	1,750,174
FR Refuel LLC
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/08/28†††		20,936,496	20,360,743
Alexander Mann
11.37% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27		16,065,952	15,664,303
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		14,234,504	14,025,332
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		12,035,361	11,866,144
Rent-A-Center, Inc.
8.88% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/17/28		9,836,567	9,796,630
NFM & J LLC
11.22% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††		8,278,833	8,082,212
The Facilities Group
11.27% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 11/30/27†††		7,638,581	7,457,166
Holding SOCOTEC
9.56% (3 Month SOFR + 4.00%, Rate Floor: 4.00%) due 06/02/28		7,007,000	6,936,930
BCP V Modular Services Holdings IV Ltd.
8.40% (3 Month EURIBOR + 4.43%, Rate Floor: 4.43%) due 12/15/28	EUR	6,400,000	6,342,206
Camin Cargo Control, Inc.
11.93% (1 Month Term SOFR + 6.50%, Rate Floor: 6.50%) due 06/04/26†††		6,510,852	6,250,418
Packers Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28		9,196,441	5,425,900
Accuride Corp.
12.19% (1 Month Term SOFR + 5.25%, Rate Floor: 10.57%) (in-kind rate was 1.62%) due 07/07/26[12]		5,891,708	5,140,516
Galls LLC
12.27% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 01/31/25†††		3,911,995	3,814,195

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
12.14% ((1 Month Term SOFR + 6.75%) and (3 Month Term SOFR + 6.75%), Rate Floor: 6.75%) due 01/31/24†††		208,932	$203,709
Flamingo
7.46% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/27/28	EUR	4,045,312	3,991,543
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
9.82% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/03/25		4,663,808	3,423,235
Congruex Group LLC
11.27% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29		2,766,659	2,718,242
SHO Holding I Corp.
10.88% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 04/26/24		3,566,084	2,365,490
10.86% (3 Month Term SOFR + 5.23%, Rate Floor: 5.23%) due 04/29/24		50,787	33,689
ImageFIRST Holdings LLC
10.47% ((3 Month Term SOFR + 5.00%) and (6 Month Term SOFR + 5.00%), Rate Floor: 5.75%) due 04/27/28		2,084,951	2,066,708
Adevinta ASA
6.47% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 06/26/28	EUR	1,834,444	1,937,582
Orion Group
11.88% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/19/27†††		1,422,183	1,394,836
11.24% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 03/19/27		95,997	86,818
Checkers Holdings, Inc.
14.70% (6 Month Term SOFR + 3.00%, Rate Floor: 8.70%) (in-kind rate was 6.00%) due 05/31/28†††,12		1,226,012	1,226,012
12.70% (6 Month Term SOFR + 3.00%, Rate Floor: 8.70%) (in-kind rate was 4.00%) due 06/16/27†††,12		176,527	176,527

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
EG Finco Ltd.
10.00% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 02/07/28	GBP	568,500	$641,577
10.00% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 02/07/25†††	GBP	147,675	172,963
CD&R Firefly Bidco Ltd.
9.29% (3 Month GBP SONIA + 4.36%, Rate Floor: 4.36%) due 06/23/25	GBP	441,031	524,357
Verisure Holding AB
6.97% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 03/27/28	EUR	370,000	386,460
WW International, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28		100,000	75,167
Total Consumer, Cyclical			200,503,245

Technology - 1.8%
Sitecore Holding III A/S
10.94% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%) due 03/12/26†††	EUR	9,030,493	9,478,952
11.81% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††		7,442,790	7,388,189
11.81% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/09/26†††		1,459,661	1,448,953
Avalara, Inc.
12.64% (3 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 10/19/28†††		16,000,000	15,805,219
Datix Bidco Ltd.
9.53% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		9,112,505	8,942,101
11.93% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP	4,225,000	5,049,031
8.68% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	1,000,000	1,197,233
12.78% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††		461,709	452,244
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	12,708,638	13,140,611
Polaris Newco LLC
8.70% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/04/26†††		13,153,185	12,271,684

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Finastra
12.71% (6 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††		7,669,000	$7,600,532
12.58% (1 Month Term SOFR + 7.25%, Rate Floor: 7.25%) due 09/13/29†††		204,542	179,480
RLDatix
9.53% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		3,400,533	3,336,943
8.68% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 10/28/24†††	GBP	2,313,216	2,769,459
12.78% (6 Month Term SOFR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††		912,001	893,305
Sitecore USA, Inc.
11.81% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 03/12/26†††		4,219,206	4,188,253
Team.Blue Finco SARL
7.06% (1 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 03/30/28	EUR	4,026,144	4,146,626
Greenway Health LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/16/24†††		3,400,504	3,145,466
Atlas CC Acquisition Corp.
9.93% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28		3,053,602	2,839,850
24-7 Intouch, Inc.
10.17% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/25/25		2,198,128	2,175,223
Total Technology			106,449,354

Industrial - 1.6%
United Airlines, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/21/28		19,788,520	19,793,072
Minerva Bidco Ltd.
9.55% (3 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 07/30/25	GBP	11,000,000	13,331,011
CapStone Acquisition Holdings, Inc.
10.17% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/12/27†††		12,395,788	12,109,431
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27		11,437,500	11,867,664

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28		10,163,242	$9,350,183
Valcour Packaging LLC
9.40% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 10/04/28		6,205,500	4,977,680
Saverglass
7.72% (3 Month EURIBOR + 3.90%, Rate Floor: 3.90%) due 02/19/29	EUR	3,700,000	3,902,743
Integrated Power Services Holdings, Inc.
9.93% ((1 Month Term SOFR + 4.50%) and (Commercial Prime Lending Rate + 3.50%), Rate Floor: 4.50%) due 11/22/28†††		3,450,468	3,352,311
ILPEA Parent, Inc.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 06/22/28†††		3,320,576	3,295,671
Air Canada
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28		3,228,633	3,227,955
TK Elevator Midco GmbH
6.86% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27	EUR	1,941,980	1,936,718
EMRLD Borrower LP
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30		1,903,486	1,899,927
API Heat Transfer
16.65% (1 Month Term SOFR, Rate Floor: 0.00%) (in-kind rate was 16.65%) due 01/01/24†††,12		1,556,370	1,427,562
16.43% (1 Month Term SOFR, Rate Floor: 0.00%) (in-kind rate was 16.43%) due 10/31/23†††,12		277,673	277,673
Merlin Buyer, Inc.
9.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28		367,731	360,148
Total Industrial			91,109,749

Communications - 1.2%
Syndigo LLC
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 12/15/27		22,269,750	20,766,542
Simon & Schuster
due 09/26/30		13,400,000	13,299,500

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~	Value
Xplornet Communications, Inc.
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28	15,173,185	$11,850,258
FirstDigital Communications LLC
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/17/26†††	10,550,000	10,239,603
Radiate Holdco LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/25/26	7,587,936	6,188,569
Zayo Group Holdings, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,146,447	5,005,114
Flight Bidco, Inc.
12.93% (1 Month Term SOFR + 7.61%, Rate Floor: 7.61%) due 07/23/26	1,000,000	965,000
Cincinnati Bell, Inc.
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/22/28	982,500	963,007
Total Communications		69,277,593

Financial - 0.8%
Higginbotham Insurance Agency, Inc.
10.92% (1 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 11/24/28†††	12,668,032	12,544,114
10.92% (1 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 11/25/26†††	6,044,863	5,985,733
Eisner Advisory Group
10.68% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/28/28	12,040,204	12,010,103
HighTower Holding LLC
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	6,952,053	6,934,672
Duff & Phelps
9.14% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	4,290,779	4,179,048
Worldpay
due 09/21/30	3,000,000	2,998,140
Asurion LLC
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	2,094,737	2,031,895

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
Teneo Holdings LLC
10.67% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25		979,276	$977,807
Total Financial			47,661,512

Energy - 0.2%
BANGL LLC
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29		10,050,000	9,955,832
Venture Global Calcasieu Pass LLC
8.04% (1 Month Term SOFR + 2.63%, Rate Floor: 2.63%) due 08/19/26		2,888,724	2,862,234
Permian Production Partners LLC
13.43% (3 Month Term SOFR + 6.00%, Rate Floor: 11.43%) (in-kind rate was 2.00%) due 11/24/25†††,12		1,155,234	1,149,458
Total Energy			13,967,524

Basic Materials - 0.1%
LTI Holdings, Inc.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/24/26		3,845,320	3,752,378
Arsenal AIC Parent LLC
9.88% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30		3,400,000	3,390,072
Schur Flexibles GmbH
9.59% (6 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 09/28/27	EUR	787,500	599,556
Total Basic Materials			7,742,006

Total Senior Floating Rate Interests
(Cost $787,179,578)			739,134,493

U.S. TREASURY BILLS†† - 4.1%
U.S. Treasury Bills
5.28% due 10/10/23[13]		109,903,000	109,774,535
5.28% due 10/17/23[13]		88,115,000	87,921,422
5.28% due 10/26/23[13]		19,000,000	18,933,078
5.27% due 10/03/23[13]		13,720,000	13,717,995
5.27% due 10/19/23[13]		5,675,000	5,660,823
5.27% due 10/10/23[13]		3,780,000	3,775,582
Total U.S. Treasury Bills
(Cost $239,747,805)			239,783,435

FEDERAL AGENCY DISCOUNT NOTES†† - 2.9%
Federal Home Loan Bank
5.20% due 10/02/23[13]		170,612,000	170,587,356
Total Federal Agency Discount Notes
(Cost $170,587,356)			170,587,356

U.S. GOVERNMENT SECURITIES†† - 0.7%
United States Treasury Inflation Indexed Bonds
1.25% due 04/15/28[16]		15,795,740	15,022,458
1.38% due 07/15/33[16]		7,457,943	6,895,538
U.S. Treasury Notes
4.63% due 02/28/25		21,000,000	20,809,688
Total U.S. Government Securities
(Cost $43,818,598)			42,727,684

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Face Amount~		Value
CONVERTIBLE BONDS†† - 0.4%
Consumer, Non-cyclical - 0.3%
Block, Inc.
due 05/01/26[14]		21,951,000	$18,329,085

Communications - 0.1%
Cable One, Inc.
due 03/15/26[14]		5,750,000	4,703,500
Total Convertible Bonds
(Cost $24,071,427)			23,032,585

SENIOR FIXED RATE INTERESTS†† - 0.0%
Industrial - 0.0%
Schur Flexibles GmbH
13.41% due 09/30/26	EUR	413,156	416,489
9.59% due 09/30/26	EUR	286,149	288,458
13.27% due 09/30/26	EUR	73,033	73,622
Total Industrial			778,569

Total Senior Fixed Rate Interests
(Cost $786,010)			778,569

	Notional Value~
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10		164,200,000	328,771
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10		162,650,000	325,668
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10		164,200,000	102,889

Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	164,200,000	$102,889
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	82,100,000	164,386
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	66,950,000	134,051
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	80,550,000	50,473
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	66,950,000	41,952
Total OTC Options Purchased
(Cost $4,060,737)		1,251,079

Total Investments - 99.8%
(Cost $6,562,199,327)		5,840,674,911
Other Assets & Liabilities, net - 0.2%		14,316,852
Total Net Assets - 100.0%		$5,854,991,763

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28
J.P. Morgan Securities LLC	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27

Notional Amount~	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
57,400,000	$(899,679)	$237,705	$(1,137,384)
EUR 253,900,000	(3,539,444)	(1,356,909)	(2,182,535)
	$(4,439,123)	$(1,119,204)	$(3,319,919)

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
J.P. Morgan Securities LLC	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27

Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
$ 332,150,000	$(19,694,359)	$1,228	$(19,695,587)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	EUR	Sell	116,360,000	125,132,148 USD	10/16/23	$2,022,651
Morgan Stanley Capital Services LLC	GBP	Sell	58,230,000	72,731,075 USD	10/16/23	1,681,604
Bank of America, N.A.	CAD	Sell	3,173,000	2,341,585 USD	10/16/23	4,339
BNP Paribas	EUR	Buy	470,000	502,802 USD	10/16/23	(5,539)
						$3,703,055

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Special Purpose Acquisition Company (SPAC).
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,520,681,674 (cost $2,845,986,920), or 43.1% of total net assets.

[4]	Rate indicated is the 7-day yield as of September 30, 2023.
[5]	Perpetual maturity.
[6]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,384,973 (cost $15,537,123), or 0.2% of total net assets — See Note 10.

[8]	Security is in default of interest and/or principal obligations.
[9]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[10]	Security is an interest-only strip.
[11]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[12]	Payment-in-kind security.
[13]	Rate indicated is the effective yield at the time of purchase.
[14]	Zero coupon rate security.
[15]	Security is unsettled at period end and does not have a stated effective rate.
[16]	Face amount of security is adjusted for inflation.
CAD — Canadian Dollar
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

PPV — Public-Private Venture
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$232,310	$7,108,713	$995,145	$8,336,168
Preferred Stocks	—	267,899,482	28,121,912	296,021,394
Warrants	40,367	—	76	40,443
Exchange-Traded Funds	38,497,177	—	—	38,497,177
Mutual Funds	282,985,856	—	—	282,985,856
Money Market Funds	122,218,276	—	—	122,218,276
Corporate Bonds	—	1,692,819,448	59,850,234	1,752,669,682
Asset-Backed Securities	—	1,008,793,305	223,348,932	1,232,142,237
Collateralized Mortgage Obligations	—	885,482,188	4,986,289	890,468,477
Senior Floating Rate Interests	—	495,447,688	243,686,805	739,134,493
U.S. Treasury Bills	—	239,783,435	—	239,783,435
Federal Agency Discount Notes	—	170,587,356	—	170,587,356
U.S. Government Securities	—	42,727,684	—	42,727,684
Convertible Bonds	—	23,032,585	—	23,032,585
Senior Fixed Rate Interests	—	778,569	—	778,569
Options Purchased	—	1,251,079	—	1,251,079
Forward Foreign Currency Exchange Contracts**	—	3,708,594	—	3,708,594
Total Assets	$443,973,986	$4,839,420,126	$560,989,393	$5,844,383,505

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$3,319,919	$—	$3,319,919
Interest Rate Swap Agreements**	—	19,695,587	—	19,695,587
Forward Foreign Currency Exchange Contracts**	—	5,539	—	5,539
Unfunded Loan Commitments (Note 9)	—	—	1,990,229	1,990,229
Total Liabilities	$—	$23,021,045	$1,990,229	$25,011,274

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$128,479,571	Yield Analysis	Yield	6.2%-12.0%	8.3%
Asset-Backed Securities	83,951,926	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	10,866,626	Model Price	Purchase Price	—	—
Asset-Backed Securities	50,809	Third Party Pricing	Broker Quote	—	—
Collateralized Mortgage Obligations	4,986,289	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Common Stocks	631,308	Yield Analysis	Yield	14.2%	—
Common Stocks	361,652	Enterprise Valuation	Valuation Multiple	2.7x-17.6x	14.7x
Common Stocks	2,068	Model Price	Liquidation Value	—	—
Common Stocks	117	Third Party Pricing	Trade Price	—	—
Corporate Bonds	22,000,000	Yield Analysis	Yield	6.7%	—
Corporate Bonds	16,479,462	Option adjusted spread off prior month end broker quote	Broker Quote	—	—

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Corporate Bonds	$14,241,515	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	7,129,257	Model Price	Purchase Price	—	—
Preferred Stocks	27,000,000	Third Party Pricing	Trade Price	—	—
Preferred Stocks	1,121,912	Enterprise Valuation	Valuation Multiple	4.8x-4.9x	4.9x
Senior Floating Rate Interests	152,446,672	Yield Analysis	Yield	10.3%-39.1%	11.7%
Senior Floating Rate Interests	48,265,243	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	38,981,215	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	3,814,195	Model Price	Market Comparable Yields	14.5%	—
Senior Floating Rate Interests	179,480	Third Party Pricing	Trade Price	—	—
Warrants	76	Model Price	Liquidation Value	—	—
Total Assets	$560,989,393

Liabilities:
Unfunded Loan Commitments	$1,990,229	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $3,664,326 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $96,849,928 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants
Beginning Balance	$249,933,932	$14,043,263	$116,766,054	$475,030,632	$76
Purchases/(Receipts)	81,206,332	—	13,400,000	60,572,023	—
(Sales, maturities and paydowns)/Fundings	(103,527,866)	(8,894,741)	(71,555,460)	(211,072,421)	—
Amortization of premiums/discounts	270,604	(6,610)	47,305	1,400,666	—
Corporate actions	—	—	—	(9,679,742)	—
Total realized gains (losses) included in earnings	(3,598,868)	(1,133,205)	(2,996,492)	(7,121,870)	—
Total change in unrealized appreciation (depreciation) included in earnings	(934,387)	977,582	6,405,552	25,525,579	—
Transfers into Level 3	—	—	89,557	3,574,769	—
Transfers out of Level 3	(815)	—	(2,306,282)	(94,542,831)	—
Ending Balance	$223,348,932	$4,986,289	$59,850,234	$243,686,805	$76
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(8,143,384)	$(148,194)	$318,903	$3,541,571	$—

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

	Assets				Liabilities
	Common Stocks	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$801,687	$—	$2,750,527	$859,326,171	$(2,356,646)
Purchases/(Receipts)	632,974	27,000,000	—	182,811,329	(2,788,541)
(Sales, maturities and paydowns)/Fundings	(34,345)	—	(2,801,412)	(397,886,245)	2,441,815
Amortization of premiums/discounts	—	—	4,225	1,716,190	205,188
Corporate actions	14,343	9,665,399	—	—	—
Total realized gains (losses) included in earnings	29,321	—	(132,088)	(14,953,202)	491,175
Total change in unrealized appreciation (depreciation) included in earnings	(448,835)	(8,543,487)	178,748	23,160,752	16,780
Transfers into Level 3	—	—	—	3,664,326	—
Transfers out of Level 3	—	—	—	(96,849,928)	—
Ending Balance	$995,145	$28,121,912	$—	$560,989,393	$(1,990,229)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(421,735)	$(8,543,487)	$—	$(13,396,326)	$(260,399)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation Ltd. which is scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	11/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
GCAT Trust 2023-NQM2, 6.60% due 11/25/67	7.60%	01/01/27	—	—
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
MACRO OPPORTUNITIES FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
OBX Trust 2023-NQM2, 6.80% due 01/25/62	7.80%	02/01/27	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC*	$22,763	$—	$—	$—
Targus Group International Equity, Inc.*	32,125	—	(34,346)	29,321
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	24,848,949	168,796	—	—
Guggenheim Limited Duration Fund — R6-Class	—	123,105,870	—	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	67,397,011	3,642,869	(40,000,000)	2,012,260
Guggenheim Strategy Fund II	18,015,885	963,101	—	—
Guggenheim Strategy Fund III	17,512,927	15,586,600	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	45,783,897	2,292,942	—	—
	$173,613,557	$145,760,178	$(40,034,346)	$2,041,581

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
MACRO OPPORTUNITIES FUND

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income	Capital Gain Distributions
Common Stocks
BP Holdco LLC*	$25,455	$48,218	37,539	$—	$—
Targus Group International Equity, Inc.*	(27,100)	—	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund — Institutional Class	4,027,999	29,045,744	1,017,008	168,796	—
Guggenheim Limited Duration Fund — R6-Class	(265,972)	122,839,898	5,207,287	3,086,883	—
Guggenheim Risk Managed Real Estate Fund — Institutional Class	(3,340,496)	29,711,644	1,061,130	1,155,898	2,486,971
Guggenheim Strategy Fund II	228,722	19,207,708	791,418	963,349	—
Guggenheim Strategy Fund III	231,826	33,331,353	1,372,225	1,476,117	—
Guggenheim Ultra Short Duration Fund — Institutional Class	772,670	48,849,509	5,010,206	2,292,585	—
	$1,653,104	$283,034,074		$9,143,628	$2,486,971

*	Non-income producing security.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $6,270,099,580)	$5,557,640,837
Investments in affiliated issuers, at value (cost $292,099,747)	283,034,074
Foreign currency, at value (cost $187,977)	188,332
Cash	1,069,903
Segregated cash with broker	3,327,828
Unamortized upfront premiums paid on credit default swap agreements	237,705
Unamortized upfront premiums paid on interest rate swap agreements	1,228
Unrealized appreciation on forward foreign currency exchange contracts	3,708,594
Prepaid expenses	313,026
Receivables:
Interest	49,656,606
Securities sold	20,274,260
Fund shares sold	9,520,585
Dividends	1,890,315
Investment Adviser	8,781
Total assets	5,930,872,074

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $2,585,615)	$1,990,229
Segregated cash due to broker	4,892,000
Unamortized upfront premiums received on credit default swap agreements	1,356,909
Unrealized depreciation on forward foreign currency exchange contracts	5,539
Payable for:
Securities purchased	34,990,602
Fund shares redeemed	21,126,798
Management fees	3,791,134
Distributions to shareholders	3,083,939
Variation margin on interest rate swap agreements	1,609,059
Transfer agent/maintenance fees	804,429
Protection fees on credit default swap agreements	169,730
Distribution and service fees	157,390
Fund accounting/administration fees	47,467
Due to Investment Adviser	15,658
Trustees’ fees*	4,352
Variation margin on credit default swap agreements	741
Miscellaneous	1,834,335
Total liabilities	75,880,311
Net assets	$5,854,991,763

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (concluded)
MACRO OPPORTUNITIES FUND

September 30, 2023

Net assets consist of:
Paid in capital	$6,933,442,850
Total distributable earnings (loss)	(1,078,451,087)
Net assets	$5,854,991,763

A-Class:
Net assets	$280,275,264
Capital shares outstanding	11,845,565
Net asset value per share	$23.66
Maximum offering price per share (Net asset value divided by 96.00%)	$24.65

C-Class:
Net assets	$103,332,244
Capital shares outstanding	4,370,346
Net asset value per share	$23.64

P-Class:
Net assets	$54,987,356
Capital shares outstanding	2,323,042
Net asset value per share	$23.67

Institutional Class:
Net assets	$5,228,679,911
Capital shares outstanding	220,670,197
Net asset value per share	$23.69

R6-Class:
Net assets	$187,716,988
Capital shares outstanding	7,924,469
Net asset value per share	$23.69

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$7,196,247
Dividends from securities of affiliated issuers	9,143,628
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $28,250)	386,175,069
Total investment income	402,514,944

Expenses:
Management fees	51,846,776
Distribution and service fees:
A-Class	758,150
C-Class	1,224,521
P-Class	221,459
Transfer agent/maintenance fees:
A-Class	355,648
C-Class	155,734
P-Class	238,753
Institutional Class	4,876,017
R6-Class	7,131
Interest expense	6,740,407
Fund accounting/administration fees	2,396,713
Professional fees	$637,193
Line of credit fees	400,407
Custodian fees	330,326
Trustees’ fees*	105,414
Miscellaneous	641,943
Recoupment of previously waived fees:
A-Class	155,426
C-Class	53,643
P-Class	4,865
Institutional Class	214,539
R6-Class	9,128
Total expenses	71,374,193
Less:
Expenses reimbursed by Adviser:
A-Class	(5,449)
C-Class	(2,265)
P-Class	(96,205)
Institutional Class	(4,699,183)
R6-Class	(5,082)
Expenses waived by Adviser	(3,327,899)
Earnings credits applied	(152,273)
Total waived/reimbursed expenses	(8,288,356)
Net expenses	63,085,837
Net investment income	339,429,107

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF OPERATIONS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2023

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(217,639,400)
Investments in affiliated issuers	2,041,581
Distributions received from affiliated investment companies	2,486,971
Swap agreements	4,724,292
Futures contracts	15,935,361
Options purchased	(30,312,894)
Options written	54,585,910
Forward foreign currency exchange contracts	(26,211,908)
Foreign currency transactions	(16,466,026)
Net realized loss	(210,856,113)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	341,220,997
Investments in affiliated issuers	1,653,104
Swap agreements	(22,035,486)
Futures contracts	2,600,964
Options purchased	(26,705,217)
Options written	3,029,686
Forward foreign currency exchange contracts	(5,969,967)
Foreign currency translations	(1,275,787)
Net change in unrealized appreciation (depreciation)	292,518,294
Net realized and unrealized gain	81,662,181
Net increase in net assets resulting from operations	$421,091,288

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$339,429,107	$288,548,755
Net realized gain (loss) on investments	(210,856,113)	28,394,110
Net change in unrealized appreciation (depreciation) on investments	292,518,294	(1,144,746,402)
Net increase (decrease) in net assets resulting from operations	421,091,288	(827,803,537)

Distributions to shareholders:
A-Class	(16,952,857)	(14,450,678)
C-Class	(5,928,309)	(5,329,080)
P-Class	(4,987,662)	(6,862,970)
Institutional Class	(310,664,175)	(271,453,423)
R6-Class	(8,818,791)	(6,954,612)
Total distributions to shareholders	(347,351,794)	(305,050,763)

Capital share transactions:
Proceeds from sale of shares
A-Class	88,917,715	126,958,094
C-Class	12,403,253	17,647,591
P-Class	16,822,252	141,236,656
Institutional Class	2,128,695,437	2,865,859,194
R6-Class	83,550,238	39,129,088
Distributions reinvested
A-Class	14,302,558	12,395,501
C-Class	5,285,062	4,714,100
P-Class	4,948,543	6,862,970
Institutional Class	268,719,399	236,975,014
R6-Class	8,818,791	6,954,612
Cost of shares redeemed
A-Class	(154,649,331)	(190,135,392)
C-Class	(61,940,389)	(58,112,906)
P-Class	(130,394,089)	(120,265,759)
Institutional Class	(2,629,895,397)	(3,617,935,972)
R6-Class	(30,444,262)	(92,877,977)
Net decrease from capital share transactions	(374,860,220)	(620,595,186)
Net decrease in net assets	(301,120,726)	(1,753,449,486)

Net assets:
Beginning of year	6,156,112,489	7,909,561,975
End of year	$5,854,991,763	$6,156,112,489

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	3,734,087	4,889,782
C-Class	521,851	674,828
P-Class	707,632	5,424,419
Institutional Class	89,245,962	110,104,278
R6-Class	3,495,646	1,482,039
Shares issued from reinvestment of distributions
A-Class	600,755	488,657
C-Class	222,238	186,340
P-Class	208,213	273,119
Institutional Class	11,271,078	9,317,790
R6-Class	370,155	273,699
Shares redeemed
A-Class	(6,501,599)	(7,374,841)
C-Class	(2,604,191)	(2,275,909)
P-Class	(5,490,413)	(4,789,373)
Institutional Class	(110,513,346)	(142,390,344)
R6-Class	(1,280,546)	(3,655,968)
Net decrease in shares	(16,012,478)	(27,371,484)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED STATEMENT OF CASH FLOWS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2023

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$421,091,288
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(342,874,101)
Net change in unrealized (appreciation) depreciation on options purchased	26,705,217
Net change in unrealized (appreciation) depreciation on options written	(3,029,686)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	5,969,967
Net realized loss on investments	213,110,848
Net realized loss on options purchased	30,312,894
Net realized gain on options written	(54,585,910)
Purchase of long-term investments	(1,578,745,799)
Proceeds from sale of long-term investments	3,126,366,102
Net purchases of short-term investments	(29,722,552)
Net accretion of bond discount and amortization of bond premium	(40,595,574)
Corporate actions and other payments	17,325,665
Premiums received on options written	43,588,352
Cost of closing options written	(5,579,763)
Commitment fees received and repayments of unfunded commitments	189,767
Decrease in interest receivable	7,742,891
Increase in dividends receivable	(846,731)
Decrease in securities sold receivable	404,064,465
Decrease in variation margin on futures contracts receivable	887,390
Decrease in swap settlement receivable	303,021
Decrease in unamortized upfront premiums paid on interest rate swap agreements	224,011
Increase in prepaid expenses	(120,120)
Decrease in foreign tax reclaims receivable	26,649
Increase in investment adviser receivable	(8,781)
Decrease in unamortized upfront premiums paid on credit default swap agreements	863,019
Decrease in variation margin on credit default swap agreements receivable	2,539
Decrease in protection fees on credit default swap agreements receivable	21,389
Decrease in securities purchased payable	(824,345,983)
Increase in unamortized upfront premiums received on credit default swap agreements	1,356,909
Decrease in fund accounting/administration fees payable	(4,513)
Decrease in distribution and service fees payable	(71,887)
Decrease in transfer agent/maintenance fees payable	(108,047)
Decrease in segregated cash due to broker	(36,169,894)
Decrease in unamortized upfront premiums received on interest rate swap agreements	(2,424,352)
Decrease in management fees payable	(197,849)
Increase in variation margin on interest rate swap agreements payable	1,211,611
Increase in variation margin on credit default swap agreements payable	741
Increase in due to investment adviser payable	2,492
Increase in trustees’ fees payable*	1,968
Increase in protection fees on credit default swap agreements payable	169,730
Decrease in miscellaneous payable	(414,551)
Net Cash Provided by Operating and Investing Activities	1,381,692,832

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF CASH FLOWS (concluded)
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2023

Cash Flows From Financing Activities:
Distributions to shareholders	$(44,456,463)
Proceeds from sale of shares	2,329,085,260
Cost of shares redeemed	(3,020,392,040)
Proceeds from reverse repurchase agreements	3,170,920,036
Payments made on reverse repurchase agreements	(3,842,973,638)
Net Cash Used in Financing Activities	(1,407,816,845)
Net decrease in cash	(26,124,013)
Cash at Beginning of Year (including foreign cash)**	30,710,076
Cash at End of Year (including foreign cash)***	$4,586,063
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$8,300,821
Supplemental Disclosure of Cash Financing Activity:
Dividend reinvestment	$302,074,353

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $7,211,350 of segregated cash with broker for futures contracts, swap agreements and options and $7,184,327 of foreign currency.
***	Includes $3,327,828 of segregated cash with broker for swap agreements and $188,332 of foreign currency.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.36	$27.19	$26.31	$25.82	$26.53
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	.89	.91	.74	.72
Net gain (loss) on investments (realized and unrealized)	.33	(3.77)	1.04	.61	(.62)
Total from investment operations	1.63	(2.88)	1.95	1.35	.10
Less distributions from:
Net investment income	(1.33)	(.95)	(1.07)	(.86)	(.79)
Net realized gains	—	—	—	—	(.02)
Total distributions	(1.33)	(.95)	(1.07)	(.86)	(.81)
Net asset value, end of period	$23.66	$23.36	$27.19	$26.31	$25.82

Total Return[b]	7.09%	(10.77%)	7.49%	5.39%	0.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$280,275	$327,393	$435,293	$312,986	$461,781
Ratios to average net assets:
Net investment income (loss)	5.46%	3.46%	3.35%	2.90%	2.76%
Total expenses[c]	1.50%	1.42%	1.43%	1.51%	1.47%
Net expenses[d,e,f]	1.44%	1.37%	1.37%	1.39%	1.39%
Portfolio turnover rate	32%	25%	84%	130%	46%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.35	$27.17	$26.29	$25.80	$26.52
Income (loss) from investment operations:
Net investment income (loss)[a]	1.12	.70	.72	.55	.52
Net gain (loss) on investments (realized and unrealized)	.32	(3.76)	1.03	.61	(.62)
Total from investment operations	1.44	(3.06)	1.75	1.16	(.10)
Less distributions from:
Net investment income	(1.15)	(.76)	(.87)	(.67)	(.60)
Net realized gains	—	—	—	—	(.02)
Total distributions	(1.15)	(.76)	(.87)	(.67)	(.62)
Net asset value, end of period	$23.64	$23.35	$27.17	$26.29	$25.80

Total Return[b]	6.25%	(11.41%)	6.70%	4.60%	(0.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,332	$145,469	$207,739	$219,866	$321,576
Ratios to average net assets:
Net investment income (loss)	4.72%	2.70%	2.64%	2.15%	2.00%
Total expenses[c]	2.27%	2.17%	2.18%	2.25%	2.20%
Net expenses[d,e,f]	2.21%	2.12%	2.12%	2.15%	2.13%
Portfolio turnover rate	32%	25%	84%	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.38	$27.20	$26.32	$25.82	$26.54
Income (loss) from investment operations:
Net investment income (loss)[a]	1.30	.90	.91	.74	.71
Net gain (loss) on investments (realized and unrealized)	.32	(3.77)	1.04	.62	(.62)
Total from investment operations	1.62	(2.87)	1.95	1.36	.09
Less distributions from:
Net investment income	(1.33)	(.95)	(1.07)	(.86)	(.79)
Net realized gains	—	—	—	—	(.02)
Total distributions	(1.33)	(.95)	(1.07)	(.86)	(.81)
Net asset value, end of period	$23.67	$23.38	$27.20	$26.32	$25.82

Total Return	7.09%	(10.77%)	7.48%	5.42%	0.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,987	$161,232	$162,928	$99,575	$126,334
Ratios to average net assets:
Net investment income (loss)	5.49%	3.51%	3.33%	2.91%	2.73%
Total expenses[c]	1.66%	1.45%	1.45%	1.50%	1.46%
Net expenses[d,e,f]	1.49%	1.37%	1.37%	1.40%	1.39%
Portfolio turnover rate	32%	25%	84%	130%	46%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.40	$27.23	$26.34	$25.85	$26.57
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	.99	1.02	.85	.81
Net gain (loss) on investments (realized and unrealized)	.32	(3.76)	1.05	.60	(.61)
Total from investment operations	1.72	(2.77)	2.07	1.45	.20
Less distributions from:
Net investment income	(1.43)	(1.06)	(1.18)	(.96)	(.90)
Net realized gains	—	—	—	—	(.02)
Total distributions	(1.43)	(1.06)	(1.18)	(.96)	(.92)
Net asset value, end of period	$23.69	$23.40	$27.23	$26.34	$25.85

Total Return	7.47%	(10.39%)	7.91%	5.84%	0.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,228,680	$5,397,131	$6,906,534	$4,097,303	$5,396,868
Ratios to average net assets:
Net investment income (loss)	5.86%	3.85%	3.74%	3.32%	3.12%
Total expenses[c]	1.18%	1.09%	1.08%	1.17%	1.13%
Net expenses[d,e,f]	1.03%	0.96%	0.96%	0.99%	0.98%
Portfolio turnover rate	32%	25%	84%	130%	46%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$23.39	$27.22	$26.34	$25.84	$25.98
Income (loss) from investment operations:
Net investment income (loss)[a]	1.40	.98	1.02	.87	.36
Net gain (loss) on investments (realized and unrealized)	.33	(3.75)	1.04	.58	(.03)
Total from investment operations	1.73	(2.77)	2.06	1.45	.33
Less distributions from:
Net investment income	(1.43)	(1.06)	(1.18)	(.95)	(.47)
Total distributions	(1.43)	(1.06)	(1.18)	(.95)	(.47)
Net asset value, end of period	$23.69	$23.39	$27.22	$26.34	$25.84

Total Return	7.51%	(10.39%)	7.91%	5.81%	1.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$187,717	$124,888	$197,067	$136,669	$676
Ratios to average net assets:
Net investment income (loss)	5.85%	3.79%	3.74%	3.41%	2.79%
Total expenses[c]	1.07%	1.00%	1.01%	1.09%	1.11%
Net expenses[d,e,f]	1.01%	0.96%	0.96%	0.99%	1.03%
Portfolio turnover rate	32%	25%	84%	130%	46%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.05%	0.06%	0.10%	0.03%	0.02%
C-Class	0.04%	0.06%	0.08%	0.05%	0.05%
P-Class	0.01%	0.05%	0.09%	0.03%	0.04%
Institutional Class	0.00%*	—	—	0.00%*	0.00%*
R6-Class	0.01%	0.00%*	0.00%*	0.00%*	0.00%*,g

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	1.32%	1.33%	1.33%	1.33%	1.33%
C-Class	2.07%	2.08%	2.08%	2.08%	2.07%
P-Class	1.32%	1.33%	1.33%	1.33%	1.33%
Institutional Class	0.91%	0.92%	0.92%	0.92%	0.92%
R6-Class	0.91%	0.92%	0.92%	0.92%	0.92%[g]

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. At September 30, 2023, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between GPIM and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment subadvisory services to the Fund. GPA operated as an investment sub-advisor to the Fund from April 29, 2022 to December 22, 2022.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

GPA, under the oversight of the Board and GPIM, assisted GPIM in the supervision and direction of the investment strategies of the Fund in accordance with its investment policies. As compensation for its services, GPIM paid GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of the Fund.

Consolidation of Subsidiary

The consolidated financial statements of the Fund include the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2023	% of Net Assets of the Fund at September 30, 2023
01/08/15	$546,202	0.01%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

(c) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Consolidated Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Consolidated Statement of Operations, even though principal is not received until maturity.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) a broad measure of the cost of borrowing cash, such as the one-month or three-month Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(f) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(g) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(h) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(j) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(l) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(m) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications,

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Consolidated Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Consoldated Statement of Operations at the end of the commitment period.

(n) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(o) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(p) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Fund’s Consolidated Statement of Operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(q) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(r) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation, Income	$1,061,153,899	$349,634,210

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Hedge, Income	$135,765,375	$137,723,377

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Consolidated Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Consolidated Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge, Speculation	$189,848,176	$5,904,548

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge, Speculation	$1,955,587,583	$5,136,314,500

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Index exposure	$29,166,667	$243,241,667

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$1,286,885,526	$1,571,115,647

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Credit/Interest rate swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Variation margin on credit default swap agreements
Interest rate option contracts	Investments in unaffiliated issuers, at value	—
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2023
$—	$—	3,708,594	$1,251,079	$4,959,673

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
$19,695,587	$3,319,919	5,539	$—	$23,021,045

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Consolidated Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Commodity/Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Interest rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Credit/Commodity/Currency/Equity/Interest rate option contracts	Net realized gain (loss) on options purchased Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Futures Commodity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk
$2,148,466	$13,786,895	$8,382,101	$(3,657,809)	$7,459,222	$(13,620,954)	$(26,211,908)

Options Purchased Foreign Currency Exchange Risk	Options Purchased Commodity Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Commodity Risk	Options Written Interest Rate Risk	Options Purchased Credit Risk	Total
$(13,717,865)	$(3,453,674)	$710,478	$38,044,751	$8,913,602	$168,335	$(230,879)	$18,720,761

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Futures Interest Rate Risk	Futures Commodity Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk
$—	$2,600,964	$(19,639,825)	$(2,395,661)	$3,173,706	$(17,460,200)	$(5,969,967)

Options Purchased Foreign Currency Exchange Risk	Options Purchased Commodity Risk	Options Purchased Interest Rate Risk	Options Written Foreign Currency Exchange Risk	Options Written Commodity Risk	Options Written Interest Rate Risk	Options Purchased Credit Risk	Total
$(1,446,705)	$—	$(7,798,312)	$(303,894)	$(6,195)	$166,069	$—	$(49,080,020)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Consolidated Statement of Assets and Liabilities.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Assets Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options purchased	$1,251,079	$—	1,251,079	$—	$(990,217)	$260,862
Forward foreign currency exchange contracts	3,708,594	—	3,708,594	—	(3,704,255)	4,339

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$5,539	$—	$5,539	$—	$—	$5,539

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts, Options	$—	$2,640,000
Goldman Sachs International	Options	—	130,000
J.P. Morgan Securities LLC	Credit default swap agreements	3,327,828	—
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	2,122,000
		$3,327,828	$4,892,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees at an annualized rate based on the average daily net assets as follows:

Average Daily Net Assets	Annualized Rate
$5 billion or less	0.89%
> $5 billion	0.84%

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the Fund waived $244,683 related to advisory fees in the Subsidiary.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.36%	11/30/12	02/01/25
C-Class	2.11%	11/30/12	02/01/25
P-Class	1.36%	05/01/15	02/01/25
Institutional Class	0.95%	11/30/12	02/01/25
R6-Class	0.95%	03/13/19	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	Fund Total
A-Class	$196,169	$80,282	$15,216	$291,667
C-Class	102,752	37,685	6,309	146,746
P-Class	81,801	101,516	99,081	282,398
Institutional Class	6,245,889	7,075,307	4,861,940	18,183,136
R6-Class	59,463	38,182	9,192	106,837

For the year ended September 30, 2023, GI recouped $437,601 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the Fund waived $1,087,529 related to investments in affiliated funds.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2023, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at September 30, 2023		Average Balance Outstanding	Average Interest Rate
211	$—	*	$304,478,898	3.83%

*	As of September 30, 2023, there were no open reverse repurchase agreements

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The Fund intends to invest up to 25% of its assets in the Subsidiary which is expected to provide the Fund with exposure to the commodities markets within the limitations of the U.S. federal income tax requirements under Subchapter M of the Internal Revenue Code. The Fund has received a private letter ruling from the IRS that concludes that the income the Fund receives from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for U.S. federal income tax purposes and cannot be carried forward to reduce future income from the Subsidiary in subsequent years.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$346,075,668	$1,276,126	$347,351,794

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$305,050,763	$—	$305,050,763

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$47,136,918	$—	$(883,723,338)	$(207,484,654)	$(34,380,013)	$(1,078,451,087)

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$—	$(207,484,654)	$(207,484,654)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities and swap agreements, the “mark-to-market” of certain derivatives, investments in bonds, foreign currency gains and losses, losses deferred due to wash sales, dividends payable, amortization, recharacterization of income from investments, and transactions with the Fund’s wholly owned subsidiary. Additional differences may result from investments in partnerships, distribution reclass, the “mark-to-market” of certain foreign denominated securities, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$19,711,568	$(19,711,568)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$6,701,892,398	$3,685,439	$(887,918,432)	$(884,232,993)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 8 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,379,632,781	$2,841,292,119

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$199,113,018	$285,073,983

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Avalara, Inc.	10/19/28	$1,600,000	$19,478
Care BidCo	05/04/28	EUR 9,200,000	595,119
Checkers Holdings, Inc.	06/16/27	262,053	—
Finastra	09/13/29	761,458	93,301
Fontainbleau Vegas	01/31/26	3,523,283	—
Galls LLC	01/31/24	305,108	7,628
Higginbotham Insurance Agency, Inc.	11/25/28	2,250,000	22,044
Lightning A	03/01/37	17,029,255	—
Lightning B	03/01/37	3,425,425	—
Orion Group	03/19/27	2,837,255	35,508
Polaris Newco LLC	06/04/26	5,477,389	367,084
RLDatix	10/28/24	GBP 6,186,784	141,151

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Borrower	Maturity Date	Face Amount*	Value
Schur Flexibles GmbH	09/30/26	EUR 214,755	$10,598
Shaw Development LLC	11/22/23	6,900,000	—
The Facilities Group	11/30/27	774,440	18,393
Thunderbird A	03/01/37	17,284,000	—
Thunderbird B	03/01/37	3,476,667	—
TK Elevator Midco GmbH	01/29/27	EUR 11,308,020	679,925
WellSky Corp.	11/24/23	12,400,000	—
			$1,990,229

*	The face amount is denominated in U.S. dollars unless otherwise indicated.
EUR — Euro
GBP — British Pound

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[1]	10/01/15	$6,243,950	$2,154,120
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[2]	09/23/22	7,582,690	7,140,481
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[3]	05/09/14	—	815
Mirabela Nickel Ltd.
due 06/24/19[1]	12/31/13	1,710,483	89,557
		$15,537,123	$9,384,973

[1]	Security is in default of interest and/or principal obligations.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the consolidated financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s consolidated financial statements.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the consolidated schedule of investments, as of September 30, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1) . See the qualified interest income in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
1.52%	1.46%	73.24%

With respect to the taxable year ended September 30, 2023, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$1,276,126	$—

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)(continued)

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	●	Guggenheim Core Bond Fund (“Core Bond Fund”)*
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**
●	Guggenheim High Yield Fund (“High Yield Fund”)*	●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*
●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

OTHER INFORMATION (Unaudited)(continued)

●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)*
●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*
●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*
●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**
●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

OTHER INFORMATION (Unaudited)(continued)

defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

OTHER INFORMATION (Unaudited)(continued)

the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

OTHER INFORMATION (Unaudited)(continued)

total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

OTHER INFORMATION (Unaudited)(concluded)

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments

eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	51
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	70
OTHER INFORMATION	72
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	86
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	95
LIQUIDITY RISK MANAGEMENT PROGRAM	99

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (“Fund”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.02%	6.41%	$1,000.00	$1,064.10	$5.28
C-Class	1.78%	6.01%	1,000.00	1,060.10	9.19
P-Class	1.02%	6.40%	1,000.00	1,064.00	5.28
Institutional Class	0.78%	6.53%	1,000.00	1,065.30	4.04
R6-Class	0.74%	6.54%	1,000.00	1,065.40	3.83

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.02%	5.00%	$1,000.00	$1,019.95	$5.16
C-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
P-Class	1.02%	5.00%	1,000.00	1,019.95	5.16
Institutional Class	0.78%	5.00%	1,000.00	1,021.16	3.95
R6-Class	0.74%	5.00%	1,000.00	1,021.36	3.75

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Floating Rate Strategies Fund (“Fund”). The Fund is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Christopher Keywork, Managing Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund provided a total return of 13.47%1 , outperforming the Credit Suisse Leveraged Loan Index, the Fund’s benchmark (“Benchmark”), which returned 12.47% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

Leveraged loans had strong performance for the Reporting Period, putting the asset class on pace for its best calendar year since the global financial crisis. Loans also outperformed many other credit asset classes in the Reporting Period, as the high base rate has translated into higher coupons and driven historically high interest returns. Meanwhile, fixed-rate asset classes have felt the negative impact of duration. The technical backdrop has also remained supportive for loan prices, as demand, driven by solid collateralized loan obligation (“CLO”) origination, has outpaced meager new money supply.

The primary driver of relative return for the Reporting Period continues to be strong credit selection driven by our bottom-up process. Credit selection in the Consumer Non-Cyclicals and Capital Goods sectors, as well as in the CCC ratings segment, were the largest drivers of performance. The Fund’s underweight to the CCC ratings segment and avoidance of defaulted issuers also contributed to performance. An underweight to the BB ratings segment, a result of relative-value driven portfolio construction, also was a contributor. Given liquidity requirements, the Fund has an allocation to a bank loan ETF which hurt performance, as the holding underperformed the broader market. An underweight to the technology sector also slightly detracted from performance.

How did the Fund use derivatives during the Reporting Period?

The Fund used forward foreign currency exchange contracts to hedge currency exposure on foreign-denominated bonds. The hedges had a negative impact on performance for the Reporting Period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

How was the Fund positioned at the end of the Reporting Period?

Discount margins (spreads) broadly tightened during the Reporting Period, ending at about 550 basis points, 65 basis points tighter of where they started the Reporting Period. One basis point (“bps”) is equal to 0.01%. While issuer fundamentals remain in a satisfactory position, we remain cautious of where we are in the cycle. Despite markets tightening on the prospect of a soft landing, we think credit selection will be particularly important over the next 12-18 months.

The Fund remains up-in-quality and is well-positioned amid the market volatility to take advantage of any spread widening. At the end of the Reporting Period, the Fund was underweight the CCC-and-below segment by approximately 375 basis points, and the distress ratio (loans trading below 80) was 1.2% for the portfolio versus 4.1% for the Benchmark. Our bottom-up process has limited volatility to the downside and to credit losses, and we also believe Fund constituents remain up-in-quality from a fundamentals standpoint versus the Benchmark.

In terms of portfolio positioning, although focus has shifted slightly to the primary market, we continue to review both primary and secondary market opportunities, evaluate the risk of our existing positions, and look to use the market strength to opportunistically exit or trim some names we believe have traded up tight to fair value.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charge or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional-Class	November 30, 2011
R6-Class	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
SPDR Blackstone Senior Loan ETF	2.8%
Bombardier Recreational Products, Inc., 7.42%	1.0%
First Brands Group LLC, 10.88%	0.9%
Hunter Douglas, Inc., 8.89%	0.9%
Arcline FM Holdings LLC, 10.40%	0.9%
Fertitta Entertainment LLC, 9.32%	0.9%
Del Monte Foods, Inc., 9.67%	0.9%
Osmosis Holdings Australia II Pty Ltd., 9.08%	0.9%
Medical Solutions Parent Holdings, Inc., 8.77%	0.9%
Ascend Learning LLC, 8.92%	0.8%
Top Ten Total	10.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Cumulative Fund Performance*

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	13.47%	3.69%	3.75%
A-Class Shares with sales charge†	10.08%	3.06%	3.25%
C-Class Shares	12.58%	2.92%	2.98%
C-Class Shares with CDSC‡	11.58%	2.92%	2.98%
Institutional Class Shares	13.68%	3.93%	4.00%
Credit Suisse Leveraged Loan Index	12.47%	4.31%	4.33%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	13.46%	3.69%	3.62%
Credit Suisse Leveraged Loan Index	12.47%	4.31%	4.32%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	13.87%	4.36%
Credit Suisse Leveraged Loan Index	12.47%	4.59%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
BBB	4.3%
BB	27.8%
B	59.8%
CCC	2.0%
CC	0.5%
NR2	1.9%
Other Instruments	3.7%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Shares	Value
COMMON STOCKS††† - 0.0%

Industrial - 0.0%
BP Holdco LLC*,1	244,278	$313,770
Vector Phoenix Holdings, LP*	244,278	15,006
API Heat Transfer Parent LLC*	4,994,727	499
Targus, Inc.*	12,773	377
Targus, Inc.*	12,773	377
Targus, Inc.*	12,773	307
YAK BLOCKER 2 LLC*	15,530	155
YAK BLOCKER 2 LLC*	14,354	144
Targus , Inc.*	12,773	140
Targus, Inc.*	12,773	1
Total Industrial		330,776

Energy - 0.0%
Permian Production Partners LLC*	401,481	15,968

Financial - 0.0%
Tensor Ltd.*	177,413	18

Total Common Stocks
(Cost $1,536,493)		346,762

PREFERRED STOCKS††† - 0.0%
Industrial - 0.0%
API Heat Transfer Intermediate *	618	280,462
YAK BLOCKER 2 LLC *	853,214	213,445
Total Industrial		493,907

Total Preferred Stocks
(Cost $2,861,906)		493,907

EXCHANGE-TRADED FUNDS† - 2.8%
SPDR Blackstone Senior Loan ETF	676,240	28,354,743
Total Exchange-Traded Funds
(Cost $28,000,558)		28,354,743

MONEY MARKET FUND† - 0.8%
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.20%[2]	7,998,678	7,998,678
Total Money Market Fund
(Cost $7,998,678)		7,998,678

	Face Amount~
SENIOR FLOATING RATE INTERESTS††,◊ - 89.9%
Consumer, Non-cyclical - 18.3%
Bombardier Recreational Products, Inc.
7.42% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/24/27	9,851,169	9,781,423
Del Monte Foods, Inc.
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/16/29	9,527,005	9,250,150
Osmosis Holdings Australia II Pty Ltd.
9.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/30/28	9,138,644	9,037,296
Medical Solutions Parent Holdings, Inc.
8.77% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/01/28	9,167,873	8,855,156

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
National Mentor Holdings, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/02/28	8,732,139	$7,753,441
9.24% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/02/28	276,228	245,269
Hayward Industries, Inc.
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 05/30/28	7,624,500	7,564,114
Kronos Acquisition Holdings, Inc.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/22/26	7,245,125	7,199,843
VC GB Holdings I Corp.
8.65% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/21/28	7,288,533	7,138,827
Medline Borrower LP
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/23/28	7,092,000	7,068,596
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27	6,617,924	6,580,731
Mission Veterinary Partners
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28	6,377,387	6,305,641
HAH Group Holding Co. LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	6,227,400	6,133,989
Electron BidCo, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 11/01/28	6,030,760	6,000,606
Grifols Worldwide Operations USA, Inc.
7.42% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 11/15/27	6,030,304	5,923,267
Weber-Stephen Products LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/29/27	6,379,866	5,731,225
Froneri US, Inc.
7.67% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/29/27	5,436,780	5,391,655

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Triton Water Holdings, Inc.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/31/28	5,332,738	$5,190,514
Dermatology Intermediate Holdings III, Inc.
9.62% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29	4,359,618	4,328,011
9.62% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/30/29	816,456	810,536
Phoenix Newco, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/15/28	4,925,000	4,885,846
Southern Veterinary Partners LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27	4,687,163	4,653,462
Chefs’ Warehouse, Inc.
10.17% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 08/23/29	4,478,167	4,489,362
Perrigo Investments LLC
7.67% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 04/20/29	4,433,825	4,413,031
Resonetics LLC
9.63% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/28/28	3,545,729	3,474,814
CHG PPC Parent LLC
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 12/08/28	3,438,890	3,408,800
Elanco Animal Health, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27	2,929,404	2,870,406
Topgolf Callaway Brands Corp.
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 03/15/30	2,865,600	2,847,088
TGP Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/29/28	3,049,759	2,778,331
Cambrex Corp.
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/04/26	2,595,327	2,579,106

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Balrog Acquisition, Inc.
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/05/28†††		2,588,770	$2,569,354
Hostess Brands LLC
7.89% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 06/28/30		2,514,551	2,517,166
Fortrea Holdings, Inc.
9.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/01/30		2,513,700	2,503,218
Heritage Grocers Group LLC
12.24% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%) due 08/01/29		2,490,522	2,488,455
Sigma Holding BV (Flora Food)
7.41% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	2,258,979	2,379,226
Energizer Holdings, Inc.
7.69% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 12/22/27		2,329,875	2,319,973
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28		2,584,615	2,171,077
Aramark Services, Inc.
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 06/22/30		1,496,250	1,492,509
DaVita, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/12/26		1,492,161	1,472,583
Endo Luxembourg Finance Company I SARL
14.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 7.75%) due 03/27/28		1,896,000	1,352,095
Upstream Newco, Inc.
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 11/20/26		733,125	701,601
PlayCore
9.38% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/29/27		632,392	630,419
Mamba Purchaser, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/16/28		312,983	311,678
Total Consumer, Non-cyclical			185,599,890

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Industrial - 17.5%
Hunter Douglas, Inc.
8.89% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/26/29	9,662,576	$9,394,439
Arcline FM Holdings LLC
10.40% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 06/23/28	9,422,700	9,348,072
Pelican Products, Inc.
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/29/28	9,005,128	8,509,846
American Bath Group LLC
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/23/27	8,781,501	8,263,744
CPG International LLC
7.92% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/29	6,930,000	6,921,338
Aegion Corp.
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 05/17/28	6,896,511	6,842,028
LTI Holdings, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 09/08/25	6,847,946	6,659,627
PECF USS Intermediate Holding III Corp.
9.88% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/15/28	7,806,694	6,234,894
TricorBraun Holdings, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/03/28	6,173,733	6,049,579
Park River Holdings, Inc.
8.52% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/28/27	5,984,684	5,767,081
USIC Holding, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/12/28	5,250,368	5,158,487
White Cap Supply Holdings LLC
9.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/19/27	4,962,217	4,948,670
Titan Acquisition Ltd. (Husky)
8.73% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/28/25	4,937,422	4,891,751

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
API Heat Transfer
16.65% (1 Month Term SOFR) (in-kind rate was 16.65%) due 01/01/24†††,3		4,407,563	$4,042,783
16.43% (1 Month Term SOFR) (in-kind rate was 16.43%) due 10/31/23†††,3		786,356	786,356
Duran Group Holding GmbH
8.59% (6 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 05/31/26†††	EUR	4,527,760	4,727,887
Brown Group Holding LLC
8.17% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 06/07/28		4,464,298	4,418,718
STS Operating, Inc. (SunSource)
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/11/24		3,999,789	3,997,789
Engineered Machinery Holdings, Inc.
9.15% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/19/28		3,900,227	3,875,851
DG Investment Intermediate Holdings 2, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/31/28		3,812,376	3,741,695
Ravago Holdings America, Inc.
8.15% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/04/28		3,671,084	3,597,662
Pro Mach Group, Inc.
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/31/28		3,420,031	3,420,476
Berlin Packaging LLC
9.20% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%), Rate Floor: 3.75%) due 03/13/28		3,381,000	3,340,563
Hillman Group, Inc.
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/14/28		3,278,174	3,273,060
Mirion Technologies, Inc.
8.40% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/20/28		3,065,287	3,060,475

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Anchor Packaging LLC
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/18/26	3,049,155	$3,015,797
Alliance Laundry Systems LLC
8.90% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/08/27	3,009,107	3,005,346
Quikrete Holdings, Inc.
8.20% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/19/29	2,937,688	2,943,946
Transdigm, Inc.
8.64% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 08/24/28	2,897,169	2,896,705
DXP Enterprises, Inc.
10.44% (6 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 12/23/27	2,870,483	2,859,719
Service Logic Acquisition, Inc.
9.63% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/29/27	2,735,969	2,724,013
Standard Industries, Inc.
7.94% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 09/22/28	2,501,912	2,499,986
Michael Baker International LLC
10.43% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 12/01/28	2,244,289	2,227,457
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	2,100,000	2,178,981
Air Canada
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28	2,172,500	2,172,044
Charter Next Generation, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/01/27	2,148,018	2,126,538
Fugue Finance LLC
9.92% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/31/28	2,120,141	2,121,328
Beacon Roofing Supply, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 05/19/28	2,113,782	2,111,351

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
TK Elevator Midco GmbH
9.38% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/30/27	1,848,398	$1,842,853
United Airlines, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/21/28	1,837,353	1,837,775
Protective Industrial Products, Inc.
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/29/27	1,818,283	1,754,643
EMRLD Borrower LP
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30	1,757,488	1,754,201
CPM Holdings, Inc.
due 09/22/28	1,576,025	1,571,108
Barnes Group, Inc.
8.42% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/03/30	1,525,000	1,525,763
Sundyne (Star US Bidco)
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/17/27	1,461,366	1,456,339
Bleriot US Bidco LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/31/28	998,747	998,747
ProAmpac PG Borrower LLC
due 09/26/28	661,500	657,200
Osmose Utility Services, Inc.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/23/28	485,088	480,843
Total Industrial		178,035,554

Consumer, Cyclical - 16.5%
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	11,857,237	11,680,638
Fertitta Entertainment LLC
9.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/29/29	9,357,500	9,252,228
Restaurant Brands
7.57% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/13/30	8,111,524	8,076,077
WIRB - Copernicus Group, Inc.
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/08/27	7,276,052	7,185,101

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
Congruex Group LLC
11.27% (3 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 05/03/29		6,912,500	$6,791,531
Zephyr Bidco Ltd.
9.97% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	5,265,000	6,329,897
PetSmart LLC
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/11/28		6,223,000	6,197,424
Thevelia US LLC
9.54% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 06/18/29		6,207,638	6,189,512
Eagle Parent Corp.
9.64% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/02/29		6,279,375	6,089,675
American Tire Distributors, Inc.
11.81% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 10/20/28		6,912,500	6,021,064
Scientific Games Holdings, LP
8.77% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/04/29		5,890,500	5,851,210
Truck Hero, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 01/31/28		5,860,177	5,585,979
Petco Health And Wellness Company, Inc.
8.90% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/03/28		5,179,248	5,114,508
Belron Finance US LLC
8.16% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 04/18/29		3,990,000	3,988,763
Ontario Gaming GTA LP
9.64% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/01/30		3,977,906	3,977,906
Galaxy US Opco, Inc.
10.07% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 04/30/29		4,109,390	3,909,057
Alterra Mountain Co.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/17/28		3,579,588	3,567,668
EG Finco Limited
7.86% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/28	EUR	1,958,645	2,010,920

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
7.86% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	EUR	1,013,663	$1,070,525
Rent-A-Center, Inc.
8.88% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/17/28		3,061,373	3,048,944
Mavis Tire Express Services TopCo Corp.
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 05/04/28		3,050,000	3,039,325
Wyndham Hotels & Resorts, Inc.
7.67% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 05/24/30		3,035,043	3,035,043
Stars Group (Amaya)
7.90% (3 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/21/26		2,935,946	2,931,983
Michaels Stores, Inc.
9.90% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/15/28		3,203,501	2,916,627
Clarios Global LP
9.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 05/06/30		2,900,058	2,891,010
Guardian US HoldCo LLC
9.39% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 01/31/30		2,743,125	2,743,811
Entain Holdings (Gibraltar) Ltd.
7.99% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/29/27		2,667,366	2,660,217
TTF Holdings Intermediate LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/31/28		2,661,120	2,656,676
CCRR Parent, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/06/28		2,785,714	2,653,393
Packers Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28		4,451,092	2,626,144
Match Group, Inc.
7.30% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 02/13/27		2,500,000	2,488,275
AlixPartners, LLP
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/04/28		2,487,180	2,483,449

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Peloton Interactive, Inc.
12.26% (6 Month Term SOFR + 7.00%, Rate Floor: 7.00%) due 05/25/27	2,468,750	$2,466,281
Hanesbrands, Inc.
9.07% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/08/30	2,437,750	2,382,901
Seren BidCo AB
8.45% (3 Month SOFR + 3.15%, Rate Floor: 3.15%) due 11/16/28	2,161,500	2,141,247
BCPE Empire Holdings, Inc.
10.07% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 12/11/28	2,024,426	2,022,402
Alexander Mann
11.37% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	1,971,200	1,921,920
TMF Sapphire Bidco BV
10.37% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 05/03/28	1,858,571	1,851,601
Burlington Stores, Inc.
7.43% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 06/26/28	1,813,200	1,809,428
GoDaddy Operating Co.
7.82% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 11/10/29	1,725,000	1,725,535
Caesars Entertainment, Inc.
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/06/30	1,691,500	1,690,451
WW International, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28	1,653,750	1,243,074
Sweetwater Sound
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/07/28†††	1,141,336	1,104,243
American Trailer World Corp.
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/03/28	1,085,951	1,040,102
SHO Holding I Corp.
10.88% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 04/26/24	552,713	366,631
10.86% (3 Month Term SOFR + 5.23%, Rate Floor: 5.23%) due 04/29/24	7,872	5,222

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
EG Finco Ltd.
9.41% (1 Month SOFR + 4.00%, Rate Floor: 4.00%) due 02/07/28†††	159,262	$151,299
9.41% (6 Month Term SOFR + 5.38%, Rate Floor: 5.38%) due 02/07/25†††	75,363	75,175
New Trojan Parent, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28	205,601	107,256
Total Consumer, Cyclical		167,169,348

Financial - 11.3%
NFP Corp.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/15/27	7,608,522	7,505,275
USI, Inc.
9.14% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/22/29	5,507,937	5,499,510
due 09/13/30	1,497,529	1,492,849
AqGen Island Holdings, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/02/28	6,904,369	6,822,415
AmWINS Group, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 3.00%) due 02/22/28	6,837,163	6,789,782
Teneo Holdings LLC
10.67% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 07/11/25	6,641,745	6,631,782
Citadel Securities, LP
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 07/29/30	6,444,827	6,424,719
Aretec Group, Inc.
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/01/25	3,383,665	3,380,146
9.92% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/09/30	2,623,014	2,600,063
Jane Street Group LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/26/28	4,840,208	4,822,057
Duff & Phelps
9.14% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/09/27	4,885,163	4,757,954
Nexus Buyer LLC
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/09/26	4,589,233	4,517,917

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Focus Financial Partners, LLC
8.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/30/28	4,207,500	$4,192,900
Franchise Group, Inc.
10.31% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/10/26	3,955,564	3,614,397
Alliant Holdings Intermediate LLC
8.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/05/27	3,552,447	3,544,667
Virtu Financial
8.42% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/12/29	3,564,000	3,532,067
Worldpay
due 09/21/30	3,530,000	3,527,811
Ryan Specialty Group LLC
8.42% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 09/01/27	3,492,000	3,488,264
Apex Group Treasury LLC
9.38% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/27/28	3,430,000	3,394,259
Cobham Ultra SeniorCo SARL
9.36% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/06/29	3,267,124	3,245,332
Asurion LLC
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/20/28	3,174,050	3,078,828
Zodiac Pool Solutions LLC
7.34% (1 Month Term SOFR + 1.93%, Rate Floor: 1.93%) due 01/29/29	3,014,770	2,992,912
FleetCor Technologies Operating Company LLC
7.17% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/28/28	2,968,282	2,955,459
Delos Aircraft Leasing
7.40% (3 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 10/31/27	2,808,571	2,810,341
HighTower Holding LLC
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28	2,646,000	2,639,385

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
HarbourVest Partners, LP
8.39% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/20/30	2,584,351	$2,580,035
Capstone Borrower, Inc.
9.14% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 06/17/30	2,143,256	2,132,540
Apex Group Treasury LLC
10.31% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 07/27/28†††	2,084,250	2,084,250
GIP Pilot Acquisition Partners LP
due 09/15/30	1,609,650	1,603,614
Jones Deslauriers Insurance Management, Inc.
9.62% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/15/30	1,585,000	1,587,980
HUB International Ltd.
9.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/20/30	644,234	645,309
Total Financial		114,894,819

Technology - 11.3%
Ascend Learning LLC
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/11/28	8,940,750	8,511,862
Athenahealth Group, Inc.
8.57% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/15/29	8,600,950	8,426,264
Emerald TopCo, Inc. (Press Ganey)
9.18% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/24/26	8,419,146	8,084,485
CoreLogic, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/02/28	8,543,930	7,878,187
Peraton Corp.
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/01/28	7,395,576	7,372,501
Atlas CC Acquisition Corp.
9.93% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 05/25/28	6,752,722	6,280,031

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Boxer Parent Company, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 10/02/25	5,977,525	$5,968,439
Polaris Newco LLC
9.43% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 06/02/28	5,969,543	5,707,301
Wrench Group LLC
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/30/26	5,397,819	5,377,577
Cloud Software Group, Inc.
9.99% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/29/28	4,938,577	4,734,170
Conair Holdings LLC
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/17/28	4,523,860	4,324,041
Sabre GLBL, Inc.
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 06/30/28	3,296,299	2,896,623
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/17/27	1,351,884	1,179,519
CCC Intelligent Solutions, Inc.
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 09/21/28	3,920,126	3,906,248
Indicor LLC
9.89% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/22/29	3,804,679	3,810,120
Taxware Holdings (Sovos Compliance LLC)
9.93% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/11/28	3,736,298	3,671,772
Epicor Software
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/30/27	3,664,987	3,656,961
Park Place Technologies, LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 11/10/27	3,601,113	3,539,606
Project Ruby Ultimate Parent Corp.
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/10/28	3,412,500	3,364,862

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Gen Digital, Inc.
7.42% (1 Month Term SOFR + 2.10%, Rate Floor: 2.10%) due 09/12/29	3,212,940	$3,200,089
CDK Global, Inc.
9.64% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 07/06/29	2,977,500	2,975,892
RealPage, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/24/28	2,978,305	2,941,076
Entegris, Inc.
7.87% ((1 Month Term SOFR + 2.50%) and (3 Month Term SOFR + 2.50%), Rate Floor: 2.50%) due 07/06/29	2,793,791	2,792,925
Dun & Bradstreet
8.17% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/06/26	1,655,624	1,651,998
World Wide Technology Holding Co. LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/01/30	1,566,075	1,564,117
Imprivata, Inc.
9.57% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/01/27	641,875	641,073
Total Technology		114,457,739

Communications - 8.4%
Zayo Group Holdings, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27	6,648,468	5,413,914
9.64% (1 Month Term SOFR + 4.33%, Rate Floor: 4.33%) due 03/09/27	3,940,000	3,192,385
McGraw Hill LLC
10.18% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/28/28	8,529,930	8,346,878
Virgin Media Bristol LLC
7.95% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28	7,916,233	7,679,775

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Xplornet Communications, Inc.
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28	8,484,439	$6,626,347
Ziggo Financing Partnership
7.95% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/28	6,685,000	6,523,424
CSC Holdings LLC
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28	6,728,265	6,363,795
Titan AcquisitionCo New Zealand Ltd. (Trade Me)
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/18/28	6,380,170	6,244,591
Cengage Learning Acquisitions, Inc.
10.32% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/14/26	5,080,358	5,049,875
Altice France SA
10.81% (3 Month Term SOFR + 5.50%, Rate Floor: 5.50%) due 08/15/28	4,929,984	4,450,543
Telenet Financing USD LLC
7.45% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 04/28/28	4,000,000	3,888,760
Radiate Holdco LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/25/26	4,604,486	3,755,327
Playtika Holding Corp.
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/13/28	3,542,411	3,535,786
WMG Acquisition Corp.
7.56% (1 Month Term SOFR + 2.13%, Rate Floor: 2.13%) due 01/20/28	3,500,000	3,496,605
Cincinnati Bell, Inc.
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/22/28	2,848,006	2,791,502
Level 3 Financing, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 03/01/27	2,588,000	2,439,837
Authentic Brands
9.42% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/21/28	2,104,790	2,103,485
Simon & Schuster
due 09/26/30	2,066,400	2,050,902

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value
UPC Broadband Holding BV
8.37% (1 Month Term SOFR + 2.93%, Rate Floor: 2.93%) due 01/31/29		1,464,906	$1,441,101
Total Communications			85,394,832

Basic Materials - 3.8%
CTEC III GmbH
7.28% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/16/29	EUR	7,500,000	7,824,918
Illuminate Buyer LLC
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/30/27		7,559,411	7,533,558
Arsenal AIC Parent LLC
9.88% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30		4,130,800	4,118,738
Nouryon USA LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28		1,813,253	1,787,559
9.35% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/03/28		1,351,613	1,333,596
NIC Acquisition Corp.
9.40% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 12/29/27		3,528,762	2,904,912
INEOS Ltd.
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/29/26		2,541,500	2,527,522
LSF11 A5 HoldCo LLC
9.67% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/16/28		2,546,840	2,508,637
Vantage Specialty Chemicals, Inc.
10.08% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/26/26		2,257,938	2,206,005
W.R. Grace Holdings LLC
9.40% (3 Month USD SOFR + 3.75%, Rate Floor: 4.25%) due 09/22/28		1,719,375	1,702,903
DCG Acquisition Corp.
9.92% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 09/30/26		1,678,550	1,660,187
Ineos US Finance LLC
8.92% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/18/30		1,366,575	1,354,617
Trinseo Materials Operating S.C.A.
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/03/28		1,564,000	1,308,959
Total Basic Materials			38,772,111

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
Energy - 2.1%
TransMontaigne Operating Company LP
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/17/28	3,602,754	$3,585,389
AL GCX Holdings LLC
8.94% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 05/17/29	3,509,143	3,509,143
Par Petroleum LLC
9.77% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/28/30	3,203,900	3,194,545
Traverse Midstream Partners LLC
9.22% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/16/28	3,139,844	3,131,021
BANGL LLC
9.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	2,628,791	2,604,159
Buckeye Partners, LP
7.67% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 11/02/26	2,396,340	2,392,745
UGI Energy Services LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/22/30	1,588,257	1,583,428
Permian Production Partners LLC
13.43% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) (in-kind rate was 2.00%) due 11/24/25†††,3	823,163	819,047
Total Energy		20,819,477

Utilities - 0.7%
Calpine Construction Finance Company, LP
7.57% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 07/31/30	4,990,000	4,959,711
TerraForm Power Operating LLC
7.99% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/21/29	1,966,924	1,949,103
Granite Generation LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 11/09/26	308,728	301,677
Total Utilities		7,210,491

Total Senior Floating Rate Interests
(Cost $933,502,205)		912,354,261

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
CORPORATE BONDS†† - 4.3%
Consumer, Non-cyclical - 2.1%
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[4]	2,875,000	$2,817,500
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[4]	2,975,000	2,699,307
CPI CG, Inc.
8.63% due 03/15/26[4]	2,689,000	2,649,176
Sotheby’s
7.38% due 10/15/27[4]	2,875,000	2,646,201
ADT Security Corp.
4.13% due 08/01/29[4]	2,875,000	2,430,841
Tenet Healthcare Corp.
4.38% due 01/15/30	2,800,000	2,408,348
Nathan’s Famous, Inc.
6.63% due 11/01/25[4]	2,279,000	2,267,605
WW International, Inc.
4.50% due 04/15/29[4]	2,875,000	2,019,688
HCA, Inc.
4.50% due 02/15/27	1,500,000	1,431,907
Total Consumer, Non-cyclical		21,370,573

Communications - 0.9%
VZ Secured Financing BV
5.00% due 01/15/32[4]	3,500,000	2,749,440
LCPR Senior Secured Financing DAC
6.75% due 10/15/27[4]	2,875,000	2,640,688
Altice France S.A.
5.50% due 10/15/29[4]	2,850,000	2,049,478
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	1,575,000	1,358,831
Total Communications		8,798,437

Industrial - 0.6%
New Enterprise Stone & Lime Company, Inc.
5.25% due 07/15/28[4]	2,875,000	2,579,652
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[4]	2,120,000	2,008,700
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[4]	1,412,000	1,343,108
Total Industrial		5,931,460

Consumer, Cyclical - 0.4%
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[4]	5,000,000	4,237,500
Basic Materials - 0.2%
WR Grace Holdings LLC
4.88% due 06/15/27[4]	1,975,000	1,811,939
Mirabela Nickel Ltd.
due 06/24/19†††,5,6	1,279,819	60,792
Total Basic Materials		1,872,731

Financial - 0.1%
Hunt Companies, Inc.
5.25% due 04/15/29[4]	1,850,000	1,452,998
Total Corporate Bonds
(Cost $50,284,134)		43,663,699

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 0.9%
Residential Mortgage-Backed Securities - 0.9%
RALI Series Trust
2006-QO6, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	10,472,375	2,405,746

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
2006-QO2, 5.87% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	416,751	$80,411
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 5.44% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	2,267,959	1,777,267
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.47% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	1,514,473	1,205,213
American Home Mortgage Assets Trust
2006-4, 5.64% (1 Month Term SOFR + 0.32%, Rate Floor: 0.32%) due 10/25/46◊	2,221,164	1,169,770
Lehman XS Trust Series
2006-16N, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 11/25/46◊	1,232,232	1,040,379
Nomura Resecuritization Trust
2015-4R, 2.73% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊,4	553,124	510,202
Alliance Bancorp Trust
2007-OA1, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	351,293	290,750
Morgan Stanley Re-REMIC Trust
2010-R5, 3.47% due 06/26/36	253,967	230,215
New Century Home Equity Loan Trust
2004-4, 6.23% (1 Month Term SOFR + 0.91%, Rate Cap/Floor: 12.50%/0.80%) due 02/25/35◊	114,925	110,854
GSAA Home Equity Trust
2007-7, 5.97% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	105,120	95,868
Total Residential Mortgage-Backed Securities		8,916,675

Total Collateralized Mortgage Obligations
(Cost $12,272,865)		8,916,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 0.1%
Collateralized Loan Obligations - 0.1%
Octagon Loan Funding Ltd.
2014-1A SUB, due 11/18/31[4,7]	2,071,948	$508,877
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[4,7]	977,702	9,816
Total Collateralized Loan Obligations		518,693

Total Asset-Backed Securities
(Cost $15,421)		518,693

Total Investments - 98.8%
(Cost $1,036,472,260)		$1,002,647,418
Other Assets & Liabilities, net - 1.2%		11,704,452
Total Net Assets - 100.0%		$1,014,351,870

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	17,729,000	19,065,554 USD	10/16/23	$308,178
Morgan Stanley Capital Services LLC	GBP	Sell	5,278,000	6,592,385 USD	10/16/23	152,422
						$460,600

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
[3]	Payment-in-kind security.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $40,791,548 (cost $48,160,952), or 4.0% of total net assets.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $60,792 (cost $1,160,811), or less than 0.1% of total net assets — See Note 9.

[6]	Security is in default of interest and/or principal obligations.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$—	$—	$346,762	$346,762
Preferred Stocks	—	—	493,907	493,907
Exchange-Traded Funds	28,354,743	—	—	28,354,743
Money Market Fund	7,998,678	—	—	7,998,678
Senior Floating Rate Interests	—	895,993,867	16,360,394	912,354,261
Corporate Bonds	—	43,602,907	60,792	43,663,699
Collateralized Mortgage Obligations	—	8,916,675	—	8,916,675
Asset-Backed Securities	—	518,693	—	518,693
Forward Foreign Currency Exchange Contracts**	—	460,600	—	460,600
Total Assets	$36,353,421	$949,492,742	$17,261,855	$1,003,108,018

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Unfunded Loan Commitments (Note 8)	$—	$—	$249	$249

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Common Stocks	$345,043	Enterprise Valuation	Valuation Multiple	2.7x-8.1x	3.0x
Common Stocks	1,701	Model Price	Liquidation Value	—	—
Common Stocks	18	Third Party Pricing	Trade Price	—	—
Corporate Bonds	60,792	Third Party Pricing	Broker Quote	—	—
Preferred Stocks	493,907	Enterprise Valuation	Valuation Multiple	4.8x-4.9x	4.8x
Senior Floating Rate Interests	11,531,255	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	4,829,139	Model Price	Purchase Price	—	—
Total Assets	$17,261,855

Liabilities:
Unfunded Loan Commitments	$249	Yield Analysis	Yield	—	—

*	Inputs are weighted by the fair value of the instruments.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
FLOATING RATE STRATEGIES FUND

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $60,792 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $63,007,979 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets					Liabilities
	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$—	$71,470,738	$568,337	$— *	$72,039,075	$(542,584)
Purchases/(Receipts)	—	5,043,457	1,665	—	5,045,122	(21,173)
(Sales, maturities and paydowns)/Fundings	—	(1,525,226)	(34,345)	—	(1,559,571)	(14,634)
Amortization of premiums/discounts	—	169,434	—	—	169,434	4,539
Corporate actions	—	(2,371,500)	3,514	2,367,986	—	—
Total realized gains (losses) including in earnings	—	(103,780)	29,321	—	(74,459)	94,400
Total change in unrealized appreciation (depreciation) included in earnings	—	6,685,250	(221,730)	(1,874,079)	4,589,441	479,203
Transfers into Level 3	60,792	—	—	—	60,792	—
Transfers out of Level 3	—	(63,007,979)	—	—	(63,007,979)	—
Ending Balance	$60,792	$16,360,394	$346,762	$493,907	$17,261,855	$(249)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$—	$1,532,404	$(194,630)	$(1,874,079)	$(536,305)	$5,770

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
FLOATING RATE STRATEGIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23
Common Stocks
BP Holdco LLC*	$148,128	$—	$—	$—	$165,642	$313,770	244,278
Targus Group International Equity, Inc.*	32,125	—	(34,346)	29,321	(27,100)	—	—
	$180,253	$—	$(34,346)	$29,321	$138,542	$313,770

*	Non-income producing security.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $1,036,386,004)	$1,002,333,648
Investments in affiliated issuers, at value (cost $86,256)	313,770
Foreign currency, at value (cost $315,505)	312,167
Cash	4,107,145
Unrealized appreciation on forward foreign currency exchange contracts	460,600
Prepaid expenses	160,947
Receivables:
Securities sold	21,411,061
Interest	5,208,471
Fund shares sold	1,990,917
Investment Adviser	498
Total assets	1,036,299,224

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $6,019)	249
Segregated cash due to broker	280,000
Payable for:
Securities purchased	15,999,842
Fund shares redeemed	4,012,481
Distributions to shareholders	905,997
Management fees	492,030
Distribution and service fees	67,850
Transfer agent/maintenance fees	20,398
Fund accounting/administration fees	11,871
Trustees’ fees*	6,333
Miscellaneous	150,303
Total liabilities	21,947,354
Net assets	$1,014,351,870

Net assets consist of:
Paid in capital	$1,218,477,937
Total distributable earnings (loss)	(204,126,067)
Net assets	$1,014,351,870

A-Class:
Net assets	$139,008,222
Capital shares outstanding	5,669,785
Net asset value per share	$24.52
Maximum offering price per share (Net asset value divided by 97.00%)	$25.28

C-Class:
Net assets	$35,818,189
Capital shares outstanding	1,461,470
Net asset value per share	$24.51

P-Class:
Net assets	$44,294,766
Capital shares outstanding	1,805,855
Net asset value per share	$24.53

Institutional Class:
Net assets	$793,785,281
Capital shares outstanding	32,348,396
Net asset value per share	$24.54

R6-Class:
Net assets	$1,445,412
Capital shares outstanding	58,879
Net asset value per share	$24.55

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$2,225,445
Interest from securities of unaffiliated issuers	92,159,755
Total investment income	94,385,200

Expenses:
Management fees	6,968,297
Distribution and service fees:
A-Class	365,471
C-Class	404,521
P-Class	113,787
Transfer agent fees:
A-Class	157,773
C-Class	33,647
P-Class	63,774
Institutional Class	810,431
R6-Class	772
Fund accounting/administration fees	447,441
Line of credit fees	261,275
Professional fees	179,022
Custodian fees	88,854
Trustees’ fees*	28,569
Interest expense	5,998
Miscellaneous	187,831
Recoupment of previously waived fees:
A-Class	38,076
C-Class	17,858
P-Class	11,613
Institutional Class	200,050
R6-Class	1,903
Total expenses	10,386,963
Less:
Expenses reimbursed by Adviser:
A-Class	(122,023)
C-Class	(29,698)
P-Class	(51,816)
Institutional Class	(513,935)
R6-Class	(302)
Expenses waived by Adviser	(421,649)
Earnings credits applied	(48,322)
Total waived/reimbursed expenses	(1,187,745)
Net expenses	9,199,218
Net investment income	85,185,982

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(13,441,700)
Investments in affiliated issuers	29,321
Forward foreign currency exchange contracts	(1,637,530)
Foreign currency transactions	(63,224)
Net realized loss	(15,113,133)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	66,928,297
Investments in affiliated issuers	138,542
Forward foreign currency exchange contracts	(199,993)
Foreign currency translations	(10,920)
Net change in unrealized appreciation (depreciation)	66,855,926
Net realized and unrealized gain	51,742,793
Net increase in net assets resulting from operations	$136,928,775

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$85,185,982	$45,428,717
Net realized loss on investments	(15,113,133)	(713,467)
Net change in unrealized appreciation (depreciation) on investments	66,855,926	(93,645,585)
Net increase (decrease) in net assets resulting from operations	136,928,775	(48,930,335)

Distribution to shareholders:
A-Class	(11,434,737)	(5,383,798)
C-Class	(2,844,666)	(1,451,264)
P-Class	(3,555,101)	(1,548,137)
Institutional Class	(66,543,982)	(37,281,786)
R6-Class	(903,249)	(115,580)
Total distributions to shareholders	(85,281,735)	(45,780,565)

Capital share transactions:
Proceeds from sale of shares
A-Class	37,817,506	86,259,585
C-Class	4,906,993	18,060,964
P-Class	26,809,190	22,630,959
Institutional Class	419,167,716	926,922,817
R6-Class	30,694,165	21,224,287
Distributions reinvested
A-Class	9,830,459	4,723,427
C-Class	2,422,173	1,239,205
P-Class	3,544,719	1,548,137
Institutional Class	55,637,014	31,534,585
R6-Class	898,525	113,860
Cost of shares redeemed
A-Class	(69,825,528)	(49,092,897)
C-Class	(20,716,384)	(20,703,994)
P-Class	(31,805,294)	(12,692,806)
Institutional Class	(700,163,252)	(614,692,477)
R6-Class	(32,266,778)	(20,581,634)
Net increase (decrease) from capital share transactions	(263,048,776)	396,494,018
Net increase (decrease) in net assets	(211,401,736)	301,783,118

Net assets:
Beginning of year	1,225,753,606	923,970,488
End of year	$1,014,351,870	$1,225,753,606

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	1,569,726	3,504,723
C-Class	204,188	730,311
P-Class	1,116,540	908,598
Institutional Class	17,415,091	37,486,066
R6-Class	1,288,449	844,995
Shares issued from reinvestment of distributions
A-Class	408,128	194,916
C-Class	100,670	51,183
P-Class	147,100	64,407
Institutional Class	2,308,872	1,301,654
R6-Class	37,421	4,639
Shares redeemed
A-Class	(2,905,865)	(2,019,443)
C-Class	(863,523)	(846,761)
P-Class	(1,323,129)	(519,050)
Institutional Class	(29,241,651)	(25,255,077)
R6-Class	(1,340,629)	(826,042)
Net increase (decrease) in shares	(11,078,612)	15,625,119

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.37	$25.09	$24.08	$25.23	$25.92
Income (loss) from investment operations:
Net investment income (loss)[a]	1.88	.87	.83	1.02	1.17
Net gain (loss) on investments (realized and unrealized)	1.16	(1.72)	1.02	(1.16)	(.67)
Total from investment operations	3.04	(.85)	1.85	(.14)	.50
Less distributions from:
Net investment income	(1.89)	(.87)	(.83)	(.83)	(1.19)
Return of capital	—	—	(.01)	(.18)	—
Total distributions	(1.89)	(.87)	(.84)	(1.01)	(1.19)
Net asset value, end of period	$24.52	$23.37	$25.09	$24.08	$25.23

Total Return[b]	13.47%	(3.47%)	7.83%	(0.50%)	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,008	$154,160	$123,392	$139,857	$235,752
Ratios to average net assets:
Net investment income (loss)	7.82%	3.57%	3.36%	4.23%	4.60%
Total expenses[c]	1.15%	1.11%	1.09%	1.25%	1.23%
Net expenses[d,e,f]	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	23%	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.36	$25.08	$24.07	$25.22	$25.91
Income (loss) from investment operations:
Net investment income (loss)[a]	1.69	.68	.65	.84	.98
Net gain (loss) on investments (realized and unrealized)	1.16	(1.71)	1.02	(1.16)	(.67)
Total from investment operations	2.85	(1.03)	1.67	(.32)	.31
Less distributions from:
Net investment income	(1.70)	(.69)	(.65)	(.68)	(1.00)
Return of capital	—	—	(.01)	(.15)	—
Total distributions	(1.70)	(.69)	(.66)	(.83)	(1.00)
Net asset value, end of period	$24.51	$23.36	$25.08	$24.07	$25.22

Total Return[b]	12.58%	(4.15%)	7.03%	(1.24%)	1.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,818	$47,183	$52,308	$63,891	$112,481
Ratios to average net assets:
Net investment income (loss)	7.02%	2.78%	2.61%	3.47%	3.86%
Total expenses[c]	1.89%	1.91%	1.86%	1.96%	1.93%
Net expenses[d,e,f]	1.78%	1.77%	1.80%	1.85%	1.82%
Portfolio turnover rate	23%	30%	57%	20%	10%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.38	$25.10	$24.09	$25.24	$25.93
Income (loss) from investment operations:
Net investment income (loss)[a]	1.88	.88	.83	1.04	1.17
Net gain (loss) on investments (realized and unrealized)	1.16	(1.73)	1.02	(1.18)	(.67)
Total from investment operations	3.04	(.85)	1.85	(.14)	.50
Less distributions from:
Net investment income	(1.89)	(.87)	(.83)	(.83)	(1.19)
Return of capital	—	—	(.01)	(.18)	—
Total distributions	(1.89)	(.87)	(.84)	(1.01)	(1.19)
Net asset value, end of period	$24.53	$23.38	$25.10	$24.09	$25.24

Total Return	13.46%	(3.47%)	7.83%	(0.50%)	2.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,295	$43,603	$35,430	$33,251	$135,036
Ratios to average net assets:
Net investment income (loss)	7.81%	3.58%	3.36%	4.26%	4.59%
Total expenses[c]	1.18%	1.14%	1.06%	1.37%	1.22%
Net expenses[d,e,f]	1.02%	1.02%	1.05%	1.10%	1.07%
Portfolio turnover rate	23%	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.39	$25.11	$24.10	$25.25	$25.95
Income (loss) from investment operations:
Net investment income (loss)[a]	1.93	.94	.89	1.09	1.23
Net gain (loss) on investments (realized and unrealized)	1.16	(1.73)	1.02	(1.17)	(.68)
Total from investment operations	3.09	(.79)	1.91	(.08)	.55
Less distributions from:
Net investment income	(1.94)	(.93)	(.89)	(.88)	(1.25)
Return of capital	—	—	(.01)	(.19)	—
Total distributions	(1.94)	(.93)	(.90)	(1.07)	(1.25)
Net asset value, end of period	$24.54	$23.39	$25.11	$24.10	$25.25

Total Return	13.68%	(3.20%)	8.08%	(0.26%)	2.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$793,785	$979,086	$711,583	$504,449	$1,065,820
Ratios to average net assets:
Net investment income (loss)	8.02%	3.84%	3.59%	4.48%	4.83%
Total expenses[c]	0.88%	0.87%	0.85%	0.97%	0.92%
Net expenses[d,e,f]	0.78%	0.78%	0.81%	0.85%	0.83%
Portfolio turnover rate	23%	30%	57%	20%	10%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[g]
Per Share Data
Net asset value, beginning of period	$23.38	$25.11	$24.10	$25.25	$25.38
Income (loss) from investment operations:
Net investment income (loss)[a]	1.87	.82	.91	1.13	.69
Net gain (loss) on investments (realized and unrealized)	1.27	(1.62)	1.01	(1.21)	(.14)
Total from investment operations	3.14	(.80)	1.92	(.08)	.55
Less distributions from:
Net investment income	(1.97)	(.93)	(.90)	(.88)	(.68)
Return of capital	—	—	(.01)	(.19)	—
Total distributions	(1.97)	(.93)	(.91)	(1.07)	(.68)
Net asset value, end of period	$24.55	$23.38	$25.11	$24.10	$25.25

Total Return	13.87%	(3.25%)	8.06%	(0.22%)	2.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,445	$1,722	$1,257	$1,625	$71,680
Ratios to average net assets:
Net investment income (loss)	7.79%	3.31%	3.66%	4.56%	4.89%
Total expenses[c]	0.78%	0.82%	0.83%	0.86%	0.85%
Net expenses[d,e,f]	0.74%	0.79%	0.82%	0.84%	0.84%
Portfolio turnover rate	23%	30%	57%	20%	10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.03%	0.03%	—	0.00%*	—
C-Class	0.04%	0.04%	—	0.00%*	—
P-Class	0.03%	0.04%	0.00%*	0.00%*	—
Institutional Class	0.02%	0.04%	0.00%*	0.00%*	—
R6-Class	0.02%	0.03%	0.01%	0.00%*	0.00%*

*	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.99%	1.00%	1.01%	1.02%	1.02%
C-Class	1.75%	1.75%	1.76%	1.77%	1.77%
P-Class	0.99%	1.00%	1.01%	1.02%	1.02%
Institutional Class	0.75%	0.76%	0.77%	0.78%	0.78%
R6-Class	0.71%	0.76%	0.77%	0.78%	0.78%

[g]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2023, A-Class, C-Class, P-Class, Institutional Class, and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between GPIM and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment sub-advisory services to the Fund. GPA operated as an investment sub-advisor to the Fund from April 29, 2022 to December 22, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

GPA, under the oversight of the Board and GPIM, assisted GPIM in the supervision and direction of the investment strategies of the Fund in accordance with its investment policies. As compensation for its services, GPIM paid GPA a fee, payable monthly, in an amount equal to 0.005% of the Fund’s average daily net assets.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, the investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Typically, loans are valued using information provided by pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(d) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Statement of Operations.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes forward foreign currency exchange contracts. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$62,785	$27,560,779

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Forward Foreign Currency Exchange Risk
Asset Derivative Investments Value	$460,600

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(1,637,530)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk
$(199,993)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies.

The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$460,600	$—	460,600	$—	$(280,000)	$180,600

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Forward foreign currency exchange contracts	$—	$280,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/25
C-Class	1.77%	11/30/12	02/01/25
P-Class	1.02%	05/01/15	02/01/25
Institutional Class	0.78%	11/30/12	02/01/25
R6-Class	0.78%	03/13/19	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	Fund Total
A-Class	$62,574	$114,896	$134,479	$311,949
C-Class	35,328	63,710	33,051	132,089
P-Class	3,944	45,054	55,729	104,727
Institutional Class	224,572	717,446	582,868	1,524,886
R6-Class	—	428	966	1,394

For the year ended September 30, 2023, GI recouped $269,500 from the Fund.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$85,281,735	$—	$85,281,735

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$45,780,565	$—	$45,780,565

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$3,808,142	$—	$(38,854,610)	$(161,842,490)	$(7,237,109)	$(204,126,067)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(6,153,631)	$(155,688,859)	$(161,842,490)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, distributions payable, and investments in CLO securities and partnerships. Additional differences may result from the tax treatment of bond premium/discount amortization and the “mark-to-market” of forward foreign currency exchange contracts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$1,041,495,288	$2,484,557	$(41,332,427)	$(38,847,870)

Note 7 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$236,739,224	$508,774,355

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount	Value
Authentic Brands	12/21/28	$401,235	$249

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Mirabela Nickel Ltd. due 06/24/19[1]	12/31/13	$1,160,811	$60,792

[1]	Security is in default of interest and/or principal obligations.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.15%	0.15%	98.37%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Consolidated Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	● Guggenheim Core Bond Fund(“Core Bond Fund”)*
● Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**
● Guggenheim High Yield Fund (“High Yield Fund”)*	● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*
● Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]
● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	● Guggenheim Municipal Income Fund (“Municipal Income Fund”)*
● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*
● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*
● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**
● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	● Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

OTHER INFORMATION (Unaudited)(continued)

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)(continued)

certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

OTHER INFORMATION (Unaudited)(continued)

underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

OTHER INFORMATION (Unaudited)(continued)

quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

OTHER INFORMATION (Unaudited)(continued)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law. We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at
CorporateDataPrivacy@GuggenheimPartners.com.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

GuggenheimInvestments.com	TRB-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	89
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	117
OTHER INFORMATION	119
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	133
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	142
LIQUIDITY RISK MANAGEMENT PROGRAM	146

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

Total Return Bond Fund is subject to a number of risks and is not suitable for all investors ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ●The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ●The Fund’s investments in restricted securities may involve financial and liquidity risk. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* (gross) returned 25.65%. The return of the MSCI Emerging Markets Index* (gross) was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/ BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.95%	(3.54%)	$ 1,000.00	$ 964.60	$ 4.68
C-Class	1.71%	(3.91%)	1,000.00	960.90	8.41
P-Class	0.95%	(3.54%)	1,000.00	964.60	4.68
Institutional Class	0.67%	(3.40%)	1,000.00	966.00	3.30
R6-Class	0.62%	(3.37%)	1,000.00	966.30	3.06

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.95%	5.00%	$ 1,000.00	$ 1,020.31	$ 4.81
C-Class	1.71%	5.00%	1,000.00	1,016.50	8.64
P-Class	0.95%	5.00%	1,000.00	1,020.31	4.81
Institutional Class	0.67%	5.00%	1,000.00	1,021.71	3.40
R6-Class	0.62%	5.00%	1,000.00	1,021.96	3.14

[1]

Annualized and excludes expenses of the underlying funds in which the Fund invests, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.76%, 1.52%, 0.76%, and 0.47% and 0.42% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Total Return Bond Fund (“Fund”). The Fund is managed by a team of seasoned professionals, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 1.55%1, outperforming the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark, (“Benchmark”), which returned 0.64% for the same period

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 91 basis points. Carry, or earned income, remained a consistent source of relative performance for the Fund. Spreads also added to performance relative to the Benchmark. Credit selection within corporates, the Fund’s allocation to securitized credit, and an underweight to Agency residential mortgage-backed securities (“RMBS”) drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund was positioned modestly overweight duration while the curve bear steepened. Bear steepening refers to yield-curve widening due to long-term rates increasing more than short-term rates, amid a period of falling bond prices and rising yields.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, and credit exposure. Over the reporting period, performance from interest rate swaps, caps, and swaptions detracted from performance, and performance from SOFR futures was positive (SOFR is Secured Overnight Financing Rate, which measures the cost of borrowing cash overnight collateralized by Treasury Securities). Options on equities, which functioned as hedges to the Fund’s credit positioning, detracted from performance, and performance from credit default swaps was negative. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a negative impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. To that end, the Fund has steadily moved up-in-quality and positioned more defensively, uniquely, without having to sacrifice yield due to the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2023

flatness of the yield curve and the lack of any material decompression witnessed in credit spreads with respect to quality. While spreads for many credit sectors have reverted to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, particularly when analyzed in the context of broader fixed income spread levels. Specifically, the basis between structured credit spreads and investment grade corporate spreads currently sits north of the 90th percentile of historically observed data.

Structured credit is the Fund’s largest allocation. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation represents roughly 24% of the Fund’s holdings. Investment-grade-rated credit makes up 18% of that allocation while 6% is below-investment-grade-rated. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities and risks across certain issuers and industries given tighter credit conditions across capital markets. Primary market offerings have priced at especially attractive levels, as many investors have pulled back from lending activities. The Fund has employed modestly sized credit hedges to protect the portfolio from potential spread widening.

At the end of the Reporting Period, the Fund had a duration of 6.6 years, unchanged versus the end of the previous Reporting Period. During the period, however, we shifted more of the Fund’s duration concentration toward the front end and belly of the curve. While we feel that much of the move in the long end of the Treasury curve has been driven by technical factors, and current yields are above levels justified by fundamentals (e.g., inflation expectations, growth expectations, term premium, etc.), the path to those technical factors dissipating in the near term is unclear. Our conviction on the future path of rates is higher at the front end of the curve at this point in the cycle. On a related note, interest rate volatility has remained elevated, which has presented the Fund with opportunities to tactically add to positions in Agency RMBS, locking in spreads, both static and option adjusted, that are near 15-year wides.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. To that end, we continue to emphasize a defensive tilt to our positioning. From a valuation perspective, the recent move higher in interest rates does

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

potentially present an interesting opportunity to extend duration further, but as we noted, the technical backdrop (particularly at the long end of the curve) is fairly precarious at the moment. Our conviction on the future path of rates is higher on the front end of the curve at this point in the cycle, which informed our shift in curve positioning. However, with the yield curve having steepened out, investors can now “lock-in” roughly similar yields to what they are able to earn in overnight rates, which may be a catalyst for some of the nearly $2 trillion growth in money market funds to move back into fixed income. Looking further out into the economic future, we believe the Federal Reserve’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates appears unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period, investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011
R6-Class	October 19, 2016

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	47.1%
AA	7.0%
A	12.3%
BBB	15.8%
BB	3.2%
B	2.6%
CCC	0.7%
CC	1.3%
C	0.1%
NR2	5.1%
Other Instruments	4.8%
Total Investments	100.0%

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 3.88% due 08/15/33	5.0%
U.S. Treasury Notes, 3.50% due 01/31/28	3.4%
U.S. Treasury Bonds due 05/15/53	3.3%
U.S. Treasury Notes, 4.13% due 07/31/28	3.3%
U.S. Treasury Notes, 4.13% due 06/15/26	2.2%
Fannie Mae, 5.00% due 06/01/53	1.3%
U.S. Treasury Notes, 3.38% due 05/15/33	1.2%
Fannie Mae, 5.50% due 05/01/53	1.0%
Freddie Mac, 5.00% due 04/01/53	0.8%
Fannie Mae, 5.50% due 06/01/53	0.7%
Top Ten Total	22.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Cumulative Fund Performance*

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	10 Year
A-Class Shares	1.55%	0.26%	2.33%
A-Class Shares with sales charge†	(2.50%)	(0.55%)	1.84%
C-Class Shares	0.74%	(0.49%)	1.58%
C-Class Shares with CDSC‡	(0.23%)	(0.49%)	1.58%
Institutional Class Shares	1.84%	0.55%	2.65%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	1.13%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	1.51%	0.25%	1.48%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	0.55%

	1 Year	5 Year	Since Inception (10/19/16)
R6-Class Shares	1.84%	0.55%	1.19%
Bloomberg U.S. Aggregate Bond Index	0.64%	0.10%	(0.04%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2023
TOTAL RETURN BOND FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	364,396	$168,023

Industrial - 0.0%
BP Holdco LLC*,†††,1	532	683
YAK BLOCKER 2 LLC*,†††	44,094	441
YAK BLOCKER 2 LLC*,†††	40,754	408
Vector Phoenix Holdings, LP*,†††	532	33
API Heat Transfer Parent LLC*,†††	73,183	7
Total Industrial		1,572

Financial - 0.0%
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,2	9,315,080	931

Total Common Stocks
(Cost $3,646,916)		170,526

PREFERRED STOCKS†† - 3.0%
Financial - 2.8%
Equitable Holdings, Inc.
4.95%*	71,314,000	67,117,970
4.30%	1,051,671	15,890,749
Markel Group, Inc.
6.00%*	72,131,000	69,629,627
Bank of New York Mellon Corp.
3.75%*	65,200,000	52,883,290
Charles Schwab Corp.
4.00%*	73,673,000	51,981,532
Citigroup, Inc.
3.88%*	31,175,000	26,602,956
4.00%*	26,571,000	23,243,014
7.63%*	2,150,000	2,097,544
MetLife, Inc.
3.85%*	53,467,000	49,461,637
Wells Fargo & Co.
3.90%*	49,842,000	43,529,426
7.63%*	4,100,000	4,133,485
Bank of America Corp.
4.38%*	27,700,000	23,213,955
6.13%*	11,550,000	11,066,318
Goldman Sachs Group, Inc.
3.80%*	25,830,000	21,062,438
7.50%*	11,800,000	11,662,630
JPMorgan Chase & Co.
3.65%*,	37,412,000	32,654,609
Kuvare US Holdings, Inc.
7.00%*,4	15,731,000	16,561,675
Jackson Financial, Inc.
8.00%	472,000	11,823,600
CNO Financial Group, Inc.
5.13% due 11/25/60	715,225	11,107,444
Assurant, Inc.
5.25% due 01/15/61	560,975	10,939,013
Lincoln National Corp.
9.25%*,5	10,117,000	10,420,429
Selective Insurance Group, Inc.
4.60%	541,225	8,832,792
Depository Trust & Clearing Corp.
3.38%*,4	4,750,000	3,517,078
First Republic Bank
4.25%	2,368,525	237
4.50%	276,775	83
Total Financial		579,433,531

Communications - 0.2%
AT&T Mobility II LLC*,†††	47,000	47,000,000

Government - 0.0%
CoBank ACB
4.25%*	3,300,000	2,623,500

Industrial - 0.0%
YAK BLOCKER 2 LLC*,†††	2,422,458	606,015
API Heat Transfer Intermediate*,†††	9	4,109
Total Industrial		610,124

Total Preferred Stocks
(Cost 799,073,386)		629,667,155

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Shares	Value
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26*	101,490	$22,835
Acropolis Infrastructure Acquisition Corp. — Class A
Expiring 03/31/26*,2	133,032	7,982
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,2	1,035,008	104
Total Warrants
(Cost $343,224)		30,921

MUTUAL FUNDS† - 0.9%
Guggenheim Limited Duration Fund — R6-Class[1]	5,103,586	120,393,598
Guggenheim Strategy Fund II1	1,170,545	28,409,135
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,862,377	27,908,179
Guggenheim Strategy Fund III[1]	630,981	15,326,528
Total Mutual Funds
(Cost $194,120,149)		192,037,440

MONEY MARKET FUNDS† - 1.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[6]	216,371,620	216,371,620
Federated Hermes U.S. Treasury Cash Reserves Fund — Institutional Shares, 5.20%[6]	3,294,772	3,294,772
Total Money Market Funds
(Cost $219,666,392)		219,666,392

U.S. GOVERNMENT SECURITIES†† - 27.3%
U.S. Treasury Notes
3.88% due 08/15/33[5]	1,103,600,000	1,042,729,563
4.63% due 09/30/28	825,000,000	826,482,422
3.50% due 01/31/28	742,300,000	708,403,568
4.13% due 07/31/28	709,700,000	694,397,094
4.13% due 06/15/26	477,680,000	468,835,459
3.38% due 05/15/33[5]	277,650,000	251,793,844
3.75% due 05/31/30	110,000,000	104,431,250
3.75% due 06/30/30	76,650,000	72,751,629
3.63% due 03/31/30	50,000,000	47,162,109
3.50% due 04/30/30	45,000,000	42,115,430
4.63% due 03/15/26	4,900,000	4,865,930
4.00% due 02/15/26	4,500,000	4,404,902
4.00% due 02/28/30	3,450,000	3,327,094
3.63% due 03/31/28	2,770,000	2,655,521
2.63% due 05/31/27	2,160,000	2,007,956
4.13% due 01/31/25	2,000,000	1,969,062
1.50% due 01/31/27	1,200,000	1,080,469
2.13% due 05/15/25	1,100,000	1,047,707
3.88% due 05/15/43	1,000,000	869,375
U.S. Treasury Bonds
due 05/15/53[7,11]	2,658,790,000	704,010,263
4.00% due 11/15/52	165,000,000	146,244,140
due 02/15/46[7,11]	355,975,000	119,287,034
due 05/15/44[7,11]	303,295,000	110,460,846
due 11/15/51[7,11]	275,000,000	75,414,501
2.38% due 05/15/51	95,430,000	60,523,495
due 02/15/52[7,11]	144,771,800	39,433,919
due 11/15/44[7,11]	70,890,000	25,162,681
due 08/15/51[7,11]	43,990,000	12,151,240
2.88% due 08/15/45	2,380,000	1,723,734
due 08/15/52[7,11]	3,700,000	995,573
due 05/15/52[7,11]	1,720,000	465,363
U.S. Treasury Strip Principal
due 02/15/51[7,11]	310,000,000	87,178,184
United States Treasury Inflation Indexed Bonds
1.25% due 04/15/28[18]	57,170,388	54,371,607
1.38% due 07/15/33[18]	28,150,966	26,028,097
Total U.S. Government Securities
(Cost $6,273,400,670)		5,744,781,061

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 24.5%
Government Agency - 14.1%
Fannie Mae
5.00% due 06/01/53	323,942,988	$305,755,026
5.00% due 05/01/53	295,457,533	278,957,567
5.50% due 05/01/53	249,771,342	241,470,359
5.00% due 04/01/53	183,014,429	172,732,300
5.50% due 06/01/53	158,409,122	153,231,838
4.00% due 06/01/52	105,859,624	94,796,357
5.00% due 08/01/53	83,083,991	78,416,062
4.00% due 07/01/52	83,785,431	74,838,747
2.50% due 11/01/51	55,485,887	44,303,161
5.00% due 09/01/52	30,572,530	28,877,263
5.00% due 05/01/38	24,153,588	23,544,241
2.40% due 03/01/40	27,004,000	17,290,920
3.83% due 05/01/49	19,000,000	15,203,587
2.27% due 10/01/41	16,935,000	10,366,679
2.57% due 08/01/51	12,159,948	8,040,076
due 12/25/43[7]	10,493,981	7,576,119
3.42% due 09/01/47	9,479,569	7,533,030
2.31% due 10/01/41	9,435,000	5,781,465
1.76% due 08/01/40	9,360,000	5,666,638
2.44% due 10/01/51	8,500,000	5,021,341
2.43% due 12/01/51	7,401,000	4,731,310
2.41% due 12/01/41	7,100,000	4,473,536
3.05% due 03/01/50	5,879,430	4,182,677
2.94% due 03/01/52	5,691,217	4,106,602
2.51% due 10/01/46	5,522,318	3,930,347
4.07% due 05/01/49	4,593,716	3,901,785
due 10/25/43[7]	5,234,375	3,812,305
2.52% due 12/01/41	5,185,681	3,660,202
3.02% due 01/01/38	4,099,698	3,195,056
2.99% due 01/01/40	4,429,000	3,102,016
2.49% due 12/01/39	4,148,671	3,004,538
3.50% due 02/01/48	3,617,267	2,920,271
4.24% due 08/01/48	3,396,293	2,816,673
2.54% due 12/01/39	3,617,698	2,632,284
3.00% due 03/01/52	2,807,365	2,328,483
2.42% due 10/01/51	3,378,196	2,292,178
3.42% due 10/01/47	2,681,498	2,155,467
2.36% due 01/01/42	3,500,000	2,138,852
2.96% due 10/01/49	2,779,480	2,058,874
3.26% due 11/01/46	2,306,321	1,826,900

2.17% due 10/01/50	2,655,908	1,756,051
2.69% due 02/01/52	2,438,083	1,694,114
2.92% due 03/01/50	2,303,143	1,689,920
2.49% due 09/01/51	2,472,000	1,651,049
2.17% due 09/01/50	2,386,153	1,579,439
2.62% due 12/01/51	2,282,989	1,571,940
2.93% due 03/01/52	2,045,083	1,482,423
2.68% due 04/01/50	1,866,496	1,343,943
3.46% due 08/01/49	1,631,414	1,293,291
2.07% due 10/01/40	1,931,516	1,273,996
2.51% due 07/01/50	1,747,624	1,211,223
3.74% due 02/01/48	1,213,536	1,002,029
4.05% due 09/01/48	1,123,137	955,544
2.32% due 07/01/50	1,337,951	901,020
2.34% due 09/01/39	1,245,067	864,666
2.25% due 10/01/50	1,232,220	788,060
3.96% due 06/01/49	934,296	770,329
3.60% due 10/01/47	898,108	729,404
3.01% due 04/01/42	1,050,000	711,484
2.65% due 12/01/51	975,337	669,747
3.50% due 12/01/46	664,173	581,622
2.34% due 03/01/51	859,662	580,058
3.63% due 01/01/37	694,861	569,272
5.32% due 06/01/33	530,000	532,033
3.91% due 07/01/49	655,529	531,466
3.36% due 12/01/39	673,529	524,854
2.75% due 11/01/31	599,747	512,259
3.18% due 09/01/42	637,301	504,195
2.50% due 01/25/52	835,739	474,220
3.50% due 11/01/47	516,537	452,221
2.56% due 05/01/39	588,482	419,458
2.51% due 02/01/48	569,847	403,519
3.00% due 07/01/46	463,107	391,606
4.00% due 01/01/46	401,639	365,503
4.00% due 12/01/38	373,969	342,459
3.50% due 10/01/45	350,996	308,718
4.00% due 11/01/38	320,155	293,970
3.51% due 11/01/47	362,221	293,833
4.33% due 09/01/48	323,360	284,314
4.50% due 02/01/45	290,642	272,760
4.50% due 03/01/48	282,140	264,043
4.22% due 04/01/49	315,000	261,975
2.50% due 11/25/50	454,854	233,249
4.23% due 07/01/39	267,075	226,613

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
3.77% due 08/01/45	282,889	$225,006
4.50% due 04/01/48	240,189	224,593
5.00% due 12/01/44	226,143	218,489
3.50% due 12/01/45	208,079	182,695
3.50% due 08/01/43	202,302	179,170
2.00% due 10/25/51	333,048	154,495
3.95% due 06/01/49	189,497	152,696
4.50% due 05/01/47	158,339	148,596
3.18% due 08/01/42	182,465	144,308
4.00% due 10/01/45	126,811	115,676
5.00% due 05/01/44	112,505	108,697
3.50% due 04/01/48	112,863	98,809
2.06% due 09/01/36	140,000	94,412
5.00% due 04/01/44	71,065	67,992
2.28% due 01/01/51	68,323	46,042
3.50% due 06/01/46	13,150	11,526
Freddie Mac
5.00% due 04/01/53	199,005,500	187,840,554
5.50% due 06/01/53	175,364,707	169,629,191
5.00% due 06/01/53	179,214,158	169,168,436
5.50% due 05/01/53	152,161,943	147,104,943
due 08/01/53[17]	127,047,546	121,460,569
4.00% due 02/01/53	126,722,331	113,829,757
5.00% due 09/01/52	81,099,257	76,602,591
5.00% due 03/01/53	70,689,968	66,751,224
2.00% due 03/01/52	63,572,849	48,587,103
4.00% due 10/01/52	47,303,068	42,249,604
3.00% due 03/01/52	40,122,650	33,286,543
4.00% due 04/01/52	31,420,263	28,201,087
5.50% due 02/01/53	13,276,411	12,863,240
3.26% due 09/01/45	2,117,077	1,694,746
4.50% due 08/01/52	1,136,308	1,049,554
1.96% due 05/01/50	1,528,504	963,829
3.50% due 01/01/44	603,717	535,944
3.00% due 08/01/46	493,047	417,450
2.00% due 10/25/51	832,621	363,621
4.00% due 02/01/46	296,178	266,859
4.00% due 01/01/46	274,918	250,359
4.00% due 05/25/52	270,000	208,852
4.50% due 06/01/48	217,212	203,466
3.50% due 12/01/45	186,954	164,254
4.00% due 11/01/45	165,954	151,770
4.00% due 08/01/45	151,286	138,539
4.00% due 09/01/45	143,663	131,177
2.50% due 02/25/52	135,525	71,820
4.00% due 01/15/46	2,978	2,967
Fannie Mae-Aces
1.59% (WAC) due 03/25/35◊,8	201,564,532	19,888,957
Ginnie Mae
6.00% due 06/20/47†††	16,125,000	16,136,310
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 11/25/59	11,134,941	8,445,014
2.00% due 05/25/60	9,038,134	6,866,784
FARM Mortgage Trust
2.18% (WAC) due 01/25/51◊,4	10,402,309	8,226,019
Freddie Mac Multifamily Structured Pass Through Certificates
0.63% (WAC) due 12/25/24◊,8	41,086,352	220,712
Total Government Agency		2,962,384,071

Residential Mortgage-Backed Securities - 8.1%
CSMC Trust
2020-RPL5, 3.02% (WAC) due 08/25/60◊,4	63,266,631	62,112,103
2021-RPL4, 1.80% (WAC) due 12/27/60◊,4	61,298,877	57,069,788
2021-RPL7, 1.93% (WAC) due 07/27/61◊,4	55,930,701	51,186,827
2021-RPL1, 1.67% (WAC) due 09/27/60◊,4	25,442,363	23,418,929
BRAVO Residential Funding Trust
2022-R1, 3.13% due 01/29/70[4,9]	79,774,661	71,480,027

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-C, 1.62% due 03/01/61[4,9]	62,243,808	$54,715,756
2021-HE1, 6.82% (30 Day Average SOFR + 1.50%, Rate Floor: 0.00%) due 01/25/70◊,4	7,500,000	7,339,540
PRPM LLC
2021-5, 1.79% due 06/25/26[4,9]	57,755,050	53,269,995
2021-8, 1.74% (WAC) due 09/25/26◊,4	30,862,146	28,299,171
2023-1, 6.88% (WAC) due 02/25/28◊,4	20,034,542	19,975,064
2022-1, 3.72% due 02/25/27[4,9]	10,771,434	10,310,267
Legacy Mortgage Asset Trust
2021-GS2, 1.75% due 04/25/61[4,9]	37,648,311	34,773,964
2021-GS3, 1.75% due 07/25/61[4,9]	34,168,238	31,820,842
2021-GS5, 2.25% due 07/25/67[4,9]	21,210,511	19,571,995
LSTAR Securities Investment Ltd.
2023-1, 8.81% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,4	48,699,397	48,666,116
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,10	37,831,085	37,130,302
Towd Point Revolving Trust
4.83% due 09/25/64[10]	81,500,000	79,238,375
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC5, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 10/25/36◊	25,336,351	12,861,309
2007-HE5, 5.77% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 03/25/37◊	26,557,443	11,159,398
2006-HE6, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 09/25/36◊	23,179,376	8,105,948
2006-HE5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 08/25/36◊	13,001,152	6,518,000
2007-HE3, 5.54% (1 Month Term SOFR + 0.22%, Rate Floor: 0.11%) due 12/25/36◊	11,016,205	5,288,241
2006-HE4, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 06/25/36◊	8,161,312	4,190,601
2006-HE5, 5.93% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 08/25/36◊	7,790,193	3,905,346
2007-HE2, 5.56% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 01/25/37◊	8,042,855	3,506,679

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-NC3, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 05/25/37◊	3,268,062	$2,389,500
2007-HE6, 5.49% (1 Month Term SOFR + 0.17%, Rate Floor: 0.06%) due 05/25/37◊	2,383,065	1,978,194
2007-HE3, 5.56% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/36◊,4	2,013,357	1,223,028
2006-HE6, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 09/25/36◊	2,938,231	1,027,573
NYMT Loan Trust
2022-SP1, 5.25% due 07/25/62[4,9]	61,393,873	59,227,369
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[4,9]	60,106,001	55,093,732
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	48,199,773	44,592,309
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 5.56% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/36◊	61,584,315	35,897,608
2006-WMC4, 5.55% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 12/25/36◊	12,610,261	6,486,789
2006-WMC3, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 08/25/36◊	1,803,738	1,241,444
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[4,9]	22,210,931	21,576,861
2022-NQM3, 4.35% (WAC) due 04/25/67◊,4	11,288,492	10,096,946
GSAMP Trust
2007-NC1, 5.56% (1 Month Term SOFR + 0.24%, Rate Floor: 0.13%) due 12/25/46◊	25,067,815	13,071,575
2006-HE8, 5.66% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 01/25/37◊	10,107,000	8,003,246
2006-NC2, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	11,708,116	6,450,204
2007-NC1, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/46◊	5,592,996	2,718,713
BRAVO Residential Funding Trust 2023-NQM2
2023-NQM2, 4.50% due 05/25/62[4,9]	30,762,437	28,523,603
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	29,017,408	27,224,306

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Alternative Loan Trust
2007-OA4, 5.77% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 05/25/47◊	14,749,868	$12,391,690
2007-OH3, 6.01% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	6,256,682	5,428,534
2006-43CB, 6.00% (1 Month Term SOFR + 0.61%, Rate Cap/Floor: 6.00%/6.00%) due 02/25/37◊	5,999,519	3,215,044
2007-OA7, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 05/25/47◊	2,233,844	1,871,650
2007-OH3, 5.87% (1 Month Term SOFR + 0.55%, Rate Cap/Floor: 10.00%/0.44%) due 09/25/47◊	621,937	554,284
Citigroup Mortgage Loan Trust, Inc.
2007-AMC1, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 12/25/36◊,4	20,680,326	11,424,122
2006-WF1, 4.96% due 03/25/36	13,913,592	6,802,439
2007-AMC3, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 03/25/37◊	5,905,372	4,800,305
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,4	12,862,434	11,288,122
2022-NQM2, 4.20% (WAC) due 03/25/67◊,4	12,643,870	10,950,141
Angel Oak Mortgage Trust 2023-2
2023-2, 4.65% due 10/25/67[4,9]	23,166,127	21,631,189
NovaStar Mortgage Funding Trust Series
2007-2, 5.63% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	20,720,666	19,922,779
2007-1, 5.56% (1 Month Term SOFR + 0.24%, Rate Cap/Floor: 11.00%/0.13%) due 03/25/37◊	2,782,832	1,692,515
ACE Securities Corporation Home Equity Loan Trust Series
2006-NC1, 6.05% (1 Month Term SOFR + 0.73%, Rate Floor: 0.62%) due 12/25/35◊	16,186,529	14,622,012
2007-ASP1, 5.83% (1 Month Term SOFR + 0.51%, Rate Floor: 0.40%) due 03/25/37◊	8,133,774	3,382,414
2007-WM2, 5.64% (1 Month Term SOFR + 0.32%, Rate Floor: 0.21%) due 02/25/37◊	6,275,694	2,640,146

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
GCAT Trust
2023-NQM3, 6.89% (WAC) due 08/25/68◊,†††,4	20,250,000	$20,171,376
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	18,037,501	17,079,396
2006-BC4, 5.77% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	1,750,296	1,666,174
2006-BC6, 5.60% (1 Month Term SOFR + 0.28%, Rate Floor: 0.17%) due 01/25/37◊	111,781	108,730
OBX Trust
2022-NQM9, 6.45% due 09/25/62[4,9]	9,017,121	8,963,220
2023-NQM2, 6.32% due 01/25/62[4,9]	5,995,287	5,977,527
2022-NQM8, 6.10% due 09/25/62[4,9]	3,738,958	3,676,808
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[4]	20,000,000	18,017,162
Securitized Asset-Backed Receivables LLC Trust
2006-WM4, 5.59% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 11/25/36◊	29,965,092	8,353,006
2007-BR2, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 02/25/37◊,4	10,048,942	8,162,229
2006-HE2, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 07/25/36◊	3,280,767	1,284,088
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 5.46% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46◊	8,541,350	6,879,361
2006-AR10, 5.60% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	7,553,900	6,083,328
2006-AR9, 5.47% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46◊	3,775,617	3,004,624
2006-7, 4.05% due 09/25/36	5,265,287	1,483,485
2006-8, 4.16% due 10/25/36	338,125	115,009
IXIS Real Estate Capital Trust
2007-HE1, 5.54% (1 Month Term SOFR + 0.22%, Rate Floor: 0.11%) due 05/25/37◊	32,338,460	7,645,365
2006-HE1, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	11,397,804	5,905,377

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2007-HE1, 5.66% (1 Month Term SOFR + 0.34%, Rate Floor: 0.23%) due 05/25/37◊	6,137,377	$1,450,899
2007-HE1, 5.59% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 05/25/37◊	5,764,117	1,362,704
2007-HE1, 5.49% (1 Month Term SOFR + 0.17%, Rate Floor: 0.06%) due 05/25/37◊	4,795,479	1,133,760
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[8]	125,088,183	17,498,086
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[4,9]	17,302,555	17,149,420
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,4	17,753,305	16,168,788
Starwood Mortgage Residential Trust
2020-1, 2.56% (WAC) due 02/25/50◊,4	9,285,044	8,562,452
2020-1, 2.41% (WAC) due 02/25/50◊,4	7,142,342	6,589,625
Verus Securitization Trust
2022-8, 6.13% due 09/25/67[4,9]	14,766,823	14,482,113
Merrill Lynch Mortgage Investors Trust Series
2007-HE2, 5.95% (1 Month Term SOFR + 0.63%, Rate Floor: 0.52%) due 02/25/37◊	31,640,311	9,305,406
2006-HE6, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/37◊	7,863,705	3,879,862
RALI Series Trust
2007-QO4, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 05/25/47◊	3,957,178	3,428,696
2006-QO2, 5.87% (1 Month Term SOFR + 0.55%, Rate Floor: 0.44%) due 02/25/46◊	16,536,210	3,190,617
2007-QO2, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 02/25/47◊	7,420,826	2,610,935
2006-QO6, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 06/25/46◊	4,715,292	1,083,212
2006-QO2, 5.97% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 02/25/46◊	5,362,610	1,062,914
2007-QO3, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 03/25/47◊	803,841	680,301

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2006-QO2, 6.11% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 02/25/46◊	1,105,132	$226,541
Angel Oak Mortgage Trust 2023-1
2023-1, 4.75% due 09/26/67[4,9]	12,785,779	11,903,168
Ameriquest Mortgage Securities Trust
2006-M3, 5.59% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 10/25/36◊	26,744,795	7,879,979
2006-M3, 5.53% (1 Month Term SOFR + 0.21%, Rate Floor: 0.10%) due 10/25/36◊	11,234,610	3,310,195
ABFC Trust
2007-WMC1, 6.68% (1 Month Term SOFR + 1.36%, Rate Floor: 1.25%) due 06/25/37◊	14,937,626	10,197,209
Master Asset-Backed Securities Trust
2006-WMC4, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 10/25/36◊	10,611,757	3,337,450
2006-NC2, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 08/25/36◊	7,552,152	2,851,579
2006-WMC3, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 08/25/36◊	5,672,852	2,028,504
2007-WMC1, 5.59% (1 Month Term SOFR + 0.27%, Rate Floor: 0.16%) due 01/25/37◊	5,807,889	1,607,449
First NLC Trust
2005-4, 6.21% (1 Month Term SOFR + 0.89%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	8,123,796	7,781,758
2005-1, 5.89% (1 Month Term SOFR + 0.57%, Rate Cap/Floor: 14.00%/0.46%) due 05/25/35◊	2,124,724	1,826,862
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	6,263,560	5,520,304
2006-12, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 01/19/38◊	4,684,871	4,057,132
Angel Oak Mortgage Trust
2023-1, 4.75% due 09/26/67[4,9]	10,063,615	9,504,237
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,10	6,372,821	6,282,538
2019-RM3, 2.80% (WAC) due 06/25/69◊,10	3,262,603	3,164,128

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	9,573,559	$9,259,281
Fremont Home Loan Trust
2006-E, 5.55% (1 Month Term SOFR + 0.23%, Rate Floor: 0.12%) due 01/25/37◊	11,565,768	5,141,257
2006-D, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	10,370,134	3,533,701
First Franklin Mortgage Loan Trust
2006-FF16, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 12/25/36◊	20,279,814	8,319,356
Merrill Lynch Alternative Note Asset Trust Series
2007-A1, 5.89% (1 Month Term SOFR + 0.57%, Rate Floor: 0.46%) due 01/25/37◊	19,212,356	5,755,486
2007-A1, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/37◊	7,285,646	2,171,877
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,10	8,568,166	7,667,814
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 01/25/36◊	7,720,784	7,289,530
Towd Point Mortgage Trust 2023-CES1
2023-CES1, 6.75% (WAC) due 07/25/63◊,4	7,188,158	7,156,271
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W4, 6.19% (1 Month Term SOFR + 0.87%, Rate Floor: 0.76%) due 02/25/36◊	9,509,147	7,141,877
Long Beach Mortgage Loan Trust
2006-8, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	14,577,520	3,955,757
2006-6, 5.93% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 07/25/36◊	4,537,856	1,730,928
2006-8, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 09/25/36◊	3,890,468	1,055,244

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
BRAVO Residential Funding Trust 2023-NQM6
2023-NQM6, 7.06% due 09/25/63[4,9]	6,612,076	$6,595,553
Option One Mortgage Loan Trust
2007-5, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 05/25/37◊	6,973,853	4,058,237
2007-2, 5.68% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 03/25/37◊	4,923,997	2,362,959
RCKT Mortgage Trust 2023-CES1
2023-CES1, 6.52% (WAC) due 06/25/43◊,4	6,248,796	6,187,649
Lehman XS Trust Series
2007-2N, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 02/25/37◊	4,670,953	4,178,238
2007-15N, 5.93% (1 Month Term SOFR + 0.61%, Rate Floor: 0.00%) due 08/25/37◊	1,300,489	1,171,139
2006-10N, 5.85% (1 Month Term SOFR + 0.53%, Rate Floor: 0.42%) due 07/25/46◊	294,456	262,458
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 12/25/36◊	6,042,289	5,594,119
CWABS Asset-Backed Certificates Trust 2006-11
2006-12, 5.69% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	6,015,978	5,356,050
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 5.60% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	4,924,776	3,402,322
2007-HE4, 5.68% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	3,330,849	1,926,388
American Home Mortgage Assets Trust
2006-4, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%) due 10/25/46◊	6,839,086	3,590,525
2006-6, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 12/25/46◊	2,083,034	1,716,214

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 5.44% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47◊	4,528,941	$3,549,066
2006-AR13, 5.51% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46◊	1,381,992	1,132,559
2006-AR11, 5.55% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46◊	622,490	522,288
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	15,107,588	5,184,333
GCAT 2023-NQM3 Trust
2023-NQM3, 7.34% (WAC) due 08/25/68◊,†††,4	5,150,000	5,129,849
RCKT Mortgage Trust 2023-CES2
2023-CES2, 6.81% (WAC) due 09/25/43◊,4	5,000,000	4,992,989
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AR4, 5.69% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	9,524,714	3,131,013
2007-OA2, 5.40% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47◊	2,106,376	1,855,594
PRPM 2023-RCF1 LLC
2023-RCF1, 4.00% due 06/25/53[4,9]	4,739,452	4,462,746
BRAVO Residential Funding Trust 2023-NQM5
2023-NQM5, 7.01% due 06/25/63[4,9]	4,460,761	4,442,256
GSAA Home Equity Trust
2006-5, 5.79% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 03/25/36◊	12,429,458	4,234,473
2007-7, 5.97% (1 Month Term SOFR + 0.65%, Rate Floor: 0.54%) due 07/25/37◊	147,168	134,215
Impac Secured Assets CMN Owner Trust
2005-2, 5.93% (1 Month Term SOFR + 0.61%, Rate Floor: 0.50%) due 03/25/36◊	4,652,064	4,141,324
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,4	7,108,000	3,889,753
OBX 2023-NQM2 Trust
2023-NQM2, 6.72% due 01/25/62[4,9]	3,487,412	3,465,075
GSAA Trust
2007-3, 5.77% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 03/25/47◊	10,823,664	3,004,039

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
GCAT 2023-NQM2 Trust
2023-NQM2, 6.24% due 11/25/67[4,9]	2,931,113	$2,883,379
ASG Resecuritization Trust
2010-3, 4.55% (1 Month Term SOFR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45◊,4	2,356,629	2,140,401
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 6.01% (1 Month Term SOFR + 0.69%, Rate Floor: 0.58%) due 01/25/36◊	1,690,149	1,604,111
Securitized Asset Backed Receivables LLC Trust 2006-WM4
2006-WM4, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 11/25/36◊	5,258,834	1,465,848
Countrywide Asset-Backed Certificates
2005-15, 6.11% (1 Month Term SOFR + 0.79%, Rate Floor: 0.68%) due 03/25/36◊	942,587	908,214
Residential Mortgage Loan Trust
2020-1, 2.68% (WAC) due 01/26/60◊,4	692,659	649,117
Structured Asset Investment Loan Trust
2004-BNC2, 6.63% (1 Month Term SOFR + 1.31%, Rate Floor: 1.20%) due 12/25/34◊	371,947	363,626
2006-3, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	293,738	279,205
Nomura Resecuritization Trust
2015-4R, 2.73% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊,4	553,124	510,202
Impac Secured Assets Trust
2006-2, 5.77% (1 Month Term SOFR + 0.45%, Rate Cap/Floor: 11.50%/0.34%) due 08/25/36◊	507,223	480,607
Alliance Bancorp Trust
2007-OA1, 5.91% (1 Month Term SOFR + 0.59%, Rate Floor: 0.48%) due 07/25/37◊	526,939	436,125
Morgan Stanley Re-REMIC Trust
2010-R5, 3.47% due 06/26/36[9,10]	112,874	102,318
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	93,432	92,321

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
GreenPoint Mortgage Funding Trust
2006-AR1, 6.01% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.50%/0.58%) due 02/25/36◊	94,196	$77,401
Irwin Home Equity Loan Trust
2007-1, 6.35% due 08/25/37[10]	200	197
Total Residential Mortgage-Backed Securities		1,702,894,931

Commercial Mortgage-Backed Securities - 1.5%
BX Commercial Mortgage Trust
2021-VOLT, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,4	60,050,000	57,257,267
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,4	52,000,000	49,601,037
2019-XL, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 10/15/36◊,4	6,849,516	6,775,813
2022-LP2, 7.29% (1 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 02/15/39◊,4	5,103,438	4,884,430
SMRT
2022-MINI, 7.28% (1 Month Term SOFR + 1.95%, Rate Floor: 1.95%) due 01/15/39◊,4	32,500,000	31,134,201
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 7.29% (1 Month Term SOFR + 1.95%, Rate Floor: 1.84%) due 06/15/38◊,4	14,350,000	12,369,908
2016-JP3, 3.55% (WAC) due 08/15/49◊	10,290,000	7,482,571
2021-NYAH, 7.64% (1 Month Term SOFR + 2.30%, Rate Floor: 2.19%) due 06/15/38◊,4	8,000,000	6,825,524
2016-JP3, 1.46% (WAC) due 08/15/49◊,8	52,739,619	1,603,348
Life Mortgage Trust
2021-BMR, 7.80% (1 Month Term SOFR + 2.46%, Rate Floor: 2.35%) due 03/15/38◊,4	19,167,918	18,317,451
2021-BMR, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 03/15/38◊,4	5,160,593	4,966,918
Extended Stay America Trust
2021-ESH, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 07/15/38◊,4	11,881,095	11,687,181
2021-ESH, 7.15% (1 Month Term SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/38◊,4	6,130,645	6,038,997

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Citigroup Commercial Mortgage Trust
2019-GC43, 0.74% (WAC) due 11/10/52◊,8	218,036,340	$6,138,246
2019-GC41, 1.17% (WAC) due 08/10/56◊,8	103,121,811	4,031,155
2016-P4, 2.05% (WAC) due 07/10/49◊,8	27,874,919	1,075,587
2016-C2, 1.81% (WAC) due 08/10/49◊,8	30,347,562	1,044,806
2016-P5, 1.52% (WAC) due 10/10/49◊,8	24,959,338	767,455
2016-GC37, 1.82% (WAC) due 04/10/49◊,8	19,249,322	583,416
2015-GC35, 0.86% (WAC) due 11/10/48◊,8	27,836,631	318,393
2016-C3, 1.12% (WAC) due 11/15/49◊,8	9,867,141	236,242
2015-GC29, 1.15% (WAC) due 04/10/48◊,8	18,132,161	212,068
GS Mortgage Securities Corporation Trust
2020-UPTN, 3.35% (WAC) due 02/10/37◊,4	5,350,000	4,703,301
2020-DUNE, 6.81% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 12/15/36◊,4	3,750,000	3,664,663
2020-DUNE, 7.36% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 12/15/36◊,4	1,000,000	957,658
BENCHMARK Mortgage Trust
2019-B14, 0.90% (WAC) due 12/15/62◊,8	108,146,228	3,001,836
2020-IG3, 3.23% (WAC) due 09/15/48◊,4	5,232,000	2,786,701
2018-B2, 0.60% (WAC) due 02/15/51◊,8	100,564,047	1,418,013
2018-B6, 0.56% (WAC) due 10/10/51◊,8	59,698,080	754,303
2018-B6, 4.75% (WAC) due 10/10/51◊	750,000	622,605
GS Mortgage Securities Trust
2020-GC45, 0.78% (WAC) due 02/13/53◊,8	152,167,332	4,400,694
2019-GC42, 0.93% (WAC) due 09/10/52◊,8	69,211,889	2,345,591
2017-GS6, 1.16% (WAC) due 05/10/50◊,8	40,865,850	1,200,917
2017-GS6, 3.87% due 05/10/50	521,000	423,077
2015-GC28, 1.11% (WAC) due 02/10/48◊,8	14,560,104	120,575
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.09% (WAC) due 07/15/50◊,8	63,652,058	1,651,402
2016-BNK1, 1.86% (WAC) due 08/15/49◊,8	34,374,352	1,211,758
2017-RB1, 1.35% (WAC) due 03/15/50◊,8	32,823,363	999,823

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2017-C42, 1.01% (WAC) due 12/15/50◊,8	33,853,505	$983,644
2016-C35, 2.04% (WAC) due 07/15/48◊,8	21,723,237	837,707
2015-NXS4, 1.17% (WAC) due 12/15/48◊,8	37,030,658	623,248
2017-RC1, 1.54% (WAC) due 01/15/60◊,8	16,400,914	619,056
2016-NXS5, 1.57% (WAC) due 01/15/59◊,8	20,156,482	522,162
2015-C30, 1.03% (WAC) due 09/15/58◊,8	28,368,845	365,782
2015-P2, 1.08% (WAC) due 12/15/48◊,8	22,002,396	356,221
2016-C37, 0.95% (WAC) due 12/15/49◊,8	11,382,263	202,793
2015-NXS1, 1.20% (WAC) due 05/15/48◊,8	7,707,012	77,418
JPMDB Commercial Mortgage Securities Trust
2017-C7, 0.97% (WAC) due 10/15/50◊,8	124,489,077	3,118,638
2016-C4, 3.64% (WAC) due 12/15/49◊	2,650,000	2,130,147
2016-C4, 0.86% (WAC) due 12/15/49◊,8	72,918,100	1,282,600
2016-C2, 1.63% (WAC) due 06/15/49◊,8	23,106,057	650,387
2017-C5, 1.04% (WAC) due 03/15/50◊,8	7,476,535	159,843
DBGS Mortgage Trust
2018-C1, 4.80% (WAC) due 10/15/51◊	7,588,000	6,428,592
COMM Mortgage Trust
2018-COR3, 0.57% (WAC) due 05/10/51◊,8	195,474,798	3,204,497
2015-CR26, 1.04% (WAC) due 10/10/48◊,8	75,304,581	980,503
2015-CR24, 0.83% (WAC) due 08/10/48◊,8	38,704,545	374,265
2015-CR23, 1.00% (WAC) due 05/10/48◊,8	34,843,500	357,954
2015-CR27, 1.05% (WAC) due 10/10/48◊,8	25,029,277	352,437
2014-LC15, 1.20% (WAC) due 04/10/47◊,8	8,727,289	8,106
2013-CR13, 0.71% (WAC) due 11/10/46◊,8	16,972,598	5,076
BANK
2020-BN25, 0.53% (WAC) due 01/15/63◊,8	140,000,000	3,205,174
2017-BNK6, 0.91% (WAC) due 07/15/60◊,8	38,406,267	835,947
2017-BNK4, 1.50% (WAC) due 05/15/50◊,8	10,654,714	384,549
CSAIL Commercial Mortgage Trust
2019-C15, 1.19% (WAC) due 03/15/52◊,8	94,016,939	3,534,398
2015-C1, 0.95% (WAC) due 04/15/50◊,8	48,966,657	307,760

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2016-C6, 2.02% (WAC) due 01/15/49◊,8	4,800,726	$167,887
UBS Commercial Mortgage Trust
2017-C2, 1.22% (WAC) due 08/15/50◊,8	38,622,887	1,229,177
2017-C5, 1.22% (WAC) due 11/15/50◊,8	41,882,889	1,142,934
CD Mortgage Trust
2017-CD6, 1.02% (WAC) due 11/13/50◊,8	40,472,083	934,075
2016-CD1, 1.50% (WAC) due 08/10/49◊,8	28,994,054	789,618
2016-CD2, 0.69% (WAC) due 11/10/49◊,8	29,549,328	370,386
BBCMS Mortgage Trust
2018-C2, 0.92% (WAC) due 12/15/51◊,8	57,131,708	1,710,026
KKR Industrial Portfolio Trust
2021-KDIP, 7.00% (1 Month Term SOFR + 1.66%, Rate Floor: 1.55%) due 12/15/37◊,4	1,629,444	1,604,862
CD Commercial Mortgage Trust
2017-CD4, 1.38% (WAC) due 05/10/50◊,8	25,440,722	837,425
2017-CD3, 1.11% (WAC) due 02/10/50◊,8	31,749,638	766,201
CGMS Commercial Mortgage Trust
2017-B1, 0.87% (WAC) due 08/15/50◊,8	58,546,119	1,346,649
JPMCC Commercial Mortgage Securities Trust
2017-JP6, 1.17% (WAC) due 07/15/50◊,8	47,431,179	1,222,074
CFCRE Commercial Mortgage Trust
2016-C3, 1.14% (WAC) due 01/10/48◊,8	42,909,124	759,878
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.01% (WAC) due 12/15/47◊,8	62,297,174	732,982
Citigroup Commercial Mortgage Trust 2015-GC35
2015-GC35, 4.35% (WAC) due 11/10/48◊	810,679	716,279
JPMBB Commercial Mortgage Securities Trust
2015-C27, 1.28% (WAC) due 02/15/48◊,8	64,517,110	685,862
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,8	21,065,210	561,775
2016-UB10, 1.89% (WAC) due 07/15/49◊,8	1,555,960	49,691
DBJPM Mortgage Trust
2017-C6, 1.05% (WAC) due 06/10/50◊,8	20,207,112	482,663

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
2014-C18, 4.00% due 08/15/31	525,365	$337,232
Morgan Stanley Capital I Trust
2016-UBS9, 4.75% (WAC) due 03/15/49◊	275,000	240,729
SG Commercial Mortgage Securities Trust
2016-C5, 2.02% (WAC) due 10/10/48◊,8	4,965,126	171,424
Total Commercial Mortgage-Backed Securities		312,383,664

Military Housing - 0.8%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55◊,4	111,247,556	85,323,187
2015-R1, 4.44% (WAC) due 11/25/52◊,4	20,990,551	16,827,464
2015-R1, 0.70% (WAC) due 11/25/55◊,4,8	167,170,525	10,690,037
2015-R1, 4.31% (WAC) due 10/25/52◊,4	13,235,718	9,508,162
Capmark Military Housing Trust
2006-RILY, 6.15% due 07/10/51†††,4	12,534,838	10,780,429
2007-AETC, 5.75% due 02/10/52†††,4	7,129,558	5,968,518
2006-RILY, 5.67% (1 Month Term SOFR + 0.37%, Rate Floor: 0.37%) due 07/10/51◊,†††,4	6,746,826	4,376,341
2007-ROBS, 6.06% due 10/10/52†††,4	4,512,185	3,873,896
2007-AET2, 6.06% due 10/10/52†††,4	2,964,223	2,700,907
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52†††,4	21,416,558	19,798,587
2005-DRUM, 5.47% due 05/10/50†††,4	4,341,715	3,616,106
2005-BLIS, 5.25% due 07/10/50†††,4	2,500,000	1,943,590
Total Military Housing		175,407,224

Total Collateralized Mortgage Obligations
(Cost $5,699,920,822)		5,153,069,890

ASSET-BACKED SECURITIES†† - 23.0%
Collateralized Loan Obligations - 14.2%
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,4	98,500,000	96,255,687
2021-FL3 AS, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 11/15/38◊,4	37,152,000	35,232,248
2021-FL3 B, 7.65% (1 Month Term SOFR + 2.31%, Rate Floor: 2.31%) due 11/15/38◊,4	21,450,000	20,193,348
2021-FL2 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,4	400,000	378,264

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
LoanCore Issuer Ltd.
2021-CRE6 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/15/38◊,4	44,000,000	$41,912,983
2021-CRE4 C, 7.13% (30 Day Average SOFR + 1.81%, Rate Floor: 1.81%) due 07/15/35◊,4	25,982,000	25,248,697
2021-CRE6 C, 7.75% (1 Month Term SOFR + 2.41%, Rate Floor: 2.30%) due 11/15/38◊,4	22,825,000	21,749,634
2021-CRE5 D, 8.45% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/15/36◊,4	14,350,000	13,107,782
2019-CRE2 B, 7.15% (1 Month Term SOFR + 1.81%, Rate Floor: 1.70%) due 05/15/36◊,4	11,575,000	11,330,610
2019-CRE2 AS, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 05/15/36◊,4	11,040,296	10,802,240
2021-CRE4 D, 7.93% (30 Day Average SOFR + 2.61%, Rate Floor: 2.61%) due 07/15/35◊,4	5,600,000	5,219,787
2019-CRE3 B, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 04/15/34◊,4	4,410,000	4,193,634
BXMT Ltd.
2020-FL2 A, 6.35% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,4	51,958,293	49,376,741
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,4	23,550,000	22,029,916
2020-FL3 C, 8.00% (1 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 11/15/37◊,4	16,327,000	14,347,333
2020-FL2 B, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 02/15/38◊,4	16,000,000	13,944,085
2020-FL3 B, 7.60% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 11/15/37◊,4	10,600,000	9,466,740
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,4	6,008,500	5,474,970
2020-FL2 C, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.76%) due 02/15/38◊,4	5,360,000	4,558,231
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month USD SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,4	100,000,000	99,653,420

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2020-3A B, 8.07% (3 Month USD SOFR + 2.50%, Rate Floor: 2.50%) due 01/15/33◊,4	10,200,000	$10,033,846
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,4	65,000,000	64,200,871
2021-2A C, 8.42% (3 Month Term SOFR + 3.11%, Rate Floor: 3.11%) due 04/22/33◊,4	20,925,000	20,163,416
2021-2A B, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 04/22/33◊,4	19,200,000	18,602,072
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,4	83,000,000	82,770,696
2020-7A B, 8.17% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 01/15/32◊,4	13,500,000	13,207,401
2020-7A A2, 7.82% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 01/15/32◊,4	7,000,000	6,933,406
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,4	105,004,127	100,840,892
HERA Commercial Mortgage Ltd.
2021-FL1 B, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,4	49,562,000	47,396,304
2021-FL1 AS, 6.75% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/18/38◊,4	28,000,000	26,812,733
2021-FL1 C, 7.40% (1 Month Term SOFR + 2.06%, Rate Floor: 1.95%) due 02/18/38◊,4	19,200,000	18,010,453
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,4	8,627,499	8,372,390
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,4	84,258,254	83,338,306
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.91% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,4	54,450,000	54,446,183
2023-3A B, 8.78% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/13/35◊,4	15,700,000	15,698,651

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Palmer Square Loan Funding Ltd.
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,4	23,000,000	$22,682,540
2021-3A B, 7.34% (3 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 07/20/29◊,4	22,500,000	22,145,915
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,4	10,500,000	10,308,020
2021-1A B, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 04/20/29◊,4	7,100,000	7,026,313
2021-2A C, 8.04% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 05/20/29◊,4	7,000,000	6,903,077
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,4	69,265,946	68,850,350
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,4	49,984,686	49,370,004
2021-5A A2R, 7.49% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/20/31◊,4	15,975,000	15,493,296
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,4	33,500,000	33,042,671
2021-1A BR, 7.57% (3 Month Term SOFR + 2.26%, Rate Floor: 2.00%) due 04/15/33◊,4	30,400,000	30,001,444
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,4	59,500,000	58,989,264
2021-1A B12, 7.59% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 07/20/33◊,4	2,500,000	2,376,595
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,4	55,500,000	55,496,814
2023-1A B, 8.91% (3 Month Term SOFR + 3.60%, Rate Floor: 3.60%) due 03/22/35◊,4	4,600,000	4,605,131
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,4	34,150,000	33,754,779

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-9A A2R, 7.42% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 11/18/31◊,4	26,000,000	$25,261,920
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,4	47,227,702	47,027,027
2021-1A C, 8.17% (3 Month Term SOFR + 2.86%, Rate Floor: 2.60%) due 04/15/32◊,4	12,000,000	11,680,730
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,4	47,750,000	47,029,491
2021-3A B, 7.42% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,4	9,500,000	9,170,517
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,4	40,750,000	40,138,290
2021-4A A2R, 7.54% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 08/20/33◊,4	16,750,000	15,898,189
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.37% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,4	46,200,000	44,990,623
2021-9A BR, 7.52% (3 Month Term SOFR + 2.21%, Rate Floor: 1.95%) due 10/15/33◊,4	6,700,000	6,363,486
2021-9A A1TR, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 10/15/33◊,4	3,450,000	3,385,287
FS Rialto
2021-FL3 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 11/16/36◊,4	31,150,000	29,315,645
2021-FL2 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 05/16/38◊,4	15,665,000	14,725,650
2021-FL3 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 11/16/36◊,4	8,000,000	7,644,171
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,4	41,500,000	41,126,965
2021-5A B, 7.42% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 09/22/33◊,4	8,000,000	7,739,591

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,4	39,500,000	$39,011,255
2021-7A A2R, 7.47% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 10/20/31◊,4	8,250,000	8,022,895
CHCP Ltd.
2021-FL1 AS, 6.75% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/15/38◊,4	22,250,000	21,712,562
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,4	12,808,058	12,701,083
2021-FL1 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/38◊,4	6,600,000	6,425,905
2021-FL1 C, 7.55% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 02/15/38◊,4	2,950,000	2,809,518
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,4	40,861,886	40,627,710
2018-11A C, 8.07% (3 Month Term SOFR + 2.76%, Rate Floor: 0.00%) due 04/15/31◊,4	2,300,000	2,226,246
KREF Funding V LLC
7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††	40,838,489	40,505,560
0.15% due 06/25/26†††,8	313,636,364	216,409
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A B, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/20/33◊,4	35,900,000	35,548,187
2021-9A C, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,4	3,900,000	3,813,984
LCM XXIV Ltd.
2021-24A BR, 6.99% (3 Month Term SOFR + 1.66%, Rate Floor: 0.00%) due 03/20/30◊,4	24,200,000	23,761,482
2021-24A CR, 7.49% (3 Month Term SOFR + 2.16%, Rate Floor: 0.00%) due 03/20/30◊,4	13,050,000	12,753,421
ACRES Commercial Realty Ltd.
2021-FL1 C, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.11%) due 06/15/36◊,4	13,092,000	12,362,785
2021-FL1 D, 8.10% (1 Month Term SOFR + 2.76%, Rate Floor: 2.76%) due 06/15/36◊,4	11,750,000	10,763,487

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-FL2 B, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.36%) due 01/15/37◊,4	10,100,000	$9,787,096
2021-FL2 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 01/15/37◊,4	3,500,000	3,415,517
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,4	26,750,000	26,583,778
2021-16A A2R2, 7.41% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 07/25/33◊,4	9,750,000	9,457,994
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.03% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,4	27,500,000	27,258,000
2021-48A C, 7.58% (3 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 04/19/33◊,4	6,650,000	6,575,500
Golub Capital Partners CLO 49M Ltd.
2021-49A BR, 7.49% (3 Month USD SOFR + 1.90%, Rate Floor: 1.90%) due 08/26/33◊,4	21,695,000	20,783,623
2021-49A CR, 8.19% (3 Month USD SOFR + 2.60%, Rate Floor: 2.60%) due 08/26/33◊,4	12,600,000	12,019,049
Palmer Square CLO 2023-4 Ltd.
2023-4A C, due 10/20/33[4,17]	30,450,000	30,450,000
BDS Ltd.
2021-FL9 C, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/16/38◊,4	19,500,000	18,600,305
2020-FL5 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊,4	4,400,000	4,271,909
2021-FL9 D, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 11/16/38◊,4	4,400,000	4,118,193
2020-FL5 AS, 6.80% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 02/16/37◊,4	3,200,000	3,146,116
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,4	30,450,000	30,059,911
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/16/33◊,4	26,700,000	26,416,980

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-40A C, 7.32% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 04/16/33◊,4	2,500,000	$2,445,974
MidOcean Credit CLO VII
2020-7A BR, 7.17% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/15/29◊,4	27,500,000	27,007,750
OCP CLO Ltd.
2020-4A A2RR, 7.06% (3 Month Term SOFR + 1.71%, Rate Floor: 1.45%) due 04/24/29◊,4	25,500,000	25,339,350
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,4	24,289,565	24,186,050
BSPDF Issuer Ltd.
2021-FL1 C, 7.70% (1 Month Term SOFR + 2.36%, Rate Floor: 2.25%) due 10/15/36◊,4	15,300,000	14,190,248
2021-FL1 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 10/15/36◊,4	6,500,000	6,120,479
2021-FL1 D, 8.20% (1 Month Term SOFR + 2.86%, Rate Floor: 2.75%) due 10/15/36◊,4	3,500,000	3,166,778
Madison Park Funding LIII Ltd.
2022-53A B, 7.08% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,4	24,000,000	23,433,600
STWD Ltd.
2019-FL1 B, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 07/15/38◊,4	11,210,000	10,379,571
2019-FL1 C, 7.40% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 07/15/38◊,4	8,800,000	8,104,905
2021-FL2 C, 7.55% (1 Month Term SOFR + 2.21%, Rate Floor: 2.10%) due 04/18/38◊,4	2,820,000	2,519,038
2019-FL1 AS, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 07/15/38◊,4	2,200,000	2,122,504
Venture XIV CLO Ltd.
2020-14A CRR, 7.90% (3 Month Term SOFR + 2.51%, Rate Floor: 2.25%) due 08/28/29◊,4	22,725,000	22,706,820
Magnetite XXIX Ltd.
2021-29A B, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/15/34◊,4	15,100,000	14,961,080
2021-29A C, 7.22% (3 Month Term SOFR + 1.91%, Rate Floor: 1.65%) due 01/15/34◊,4	7,700,000	7,494,147

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Apres Static CLO Ltd.
2020-1A A2R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 0.00%) due 10/15/28◊,4	21,750,000	$21,658,876
Fontainbleau Vegas
10.98% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††	20,740,722	20,740,722
Golub Capital Partners CLO 54M L.P
2021-54A B, 7.48% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 08/05/33◊,4	21,000,000	19,930,392
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.86% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,4	19,733,407	19,555,563
Recette CLO Ltd.
2021-1A BRR, 6.99% (3 Month Term SOFR + 1.66%, Rate Floor: 0.00%) due 04/20/34◊,4	9,800,000	9,619,680
2021-1A CRR, 7.34% (3 Month Term SOFR + 2.01%, Rate Floor: 0.00%) due 04/20/34◊,4	9,200,000	8,880,264
Anchorage Capital CLO 6 Ltd.
2021-6A CRR, 7.77% (3 Month Term SOFR + 2.46%, Rate Floor: 2.20%) due 07/15/30◊,4	18,585,000	18,367,673
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/20/32◊,4	14,100,000	13,947,721
2021-32A CR, 7.28% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 01/20/32◊,4	4,200,000	4,099,335
Owl Rock CLO VI Ltd.
2021-6A B1, 7.41% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 06/21/32◊,4	17,450,000	16,871,334
BSPRT Issuer Ltd.
2021-FL7 C, 7.75% (1 Month Term SOFR + 2.41%, Rate Floor: 2.41%) due 12/15/38◊,4	7,250,000	6,925,981
2021-FL6 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 03/15/36◊,4	5,550,000	5,143,032
2021-FL7 B, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 12/15/38◊,4	4,875,000	4,725,161
Cerberus Loan Funding XXXVIII, LP
2022-2A A1, 8.06% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 10/15/34◊,4	16,570,000	16,555,114

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
KREF
2021-FL2 C, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 02/15/39◊,4	16,600,000	$15,554,673
Owl Rock CLO II Ltd.
2021-2A ALR, 7.14% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,4	15,600,000	15,340,193
Palmer Square Loan Funding 2023-1 Ltd.
2023-1A B, due 07/20/31[4,17]	15,250,000	15,330,781
Dryden 36 Senior Loan Fund
2020-36A CR3, 7.62% (3 Month Term SOFR + 2.31%, Rate Floor: 2.05%) due 04/15/29◊,4	15,200,000	15,070,602
Owl Rock CLO XIII LLC
2023-13A B, 8.77% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%) due 09/20/35◊,4	14,750,000	14,747,363
Octagon Investment Partners 49 Ltd.
2021-5A B, 7.12% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 01/15/33◊,4	12,800,000	12,642,560
AMMC CLO XIV Ltd.
2021-14A A2R2, 7.01% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 07/25/29◊,4	12,191,165	12,186,289
Greystone Commercial Real Estate Notes
2021-FL3 C, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 07/15/39◊,4	12,000,000	11,207,096
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,4	10,750,000	10,582,805
Neuberger Berman CLO XVI-S Ltd.
2021-16SA BR, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/15/34◊,4	10,200,000	10,039,861
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,4	10,000,000	9,859,667
Golub Capital Partners CLO 25M Ltd.
2018-25A AR, 7.01% (3 Month Term SOFR + 1.64%, Rate Floor: 1.38%) due 05/05/30◊,4	9,726,038	9,708,309
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A B, 7.11% (3 Month Term SOFR + 1.80%, Rate Floor: 1.80%) due 04/14/35◊,4	9,000,000	8,892,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Boyce Park CLO Ltd.
2022-1A B1, 7.08% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,4	8,800,000	$8,671,524
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[4,12]	10,000,000	7,322,454
Palmer Square Loan Funding 2022-4 Ltd.
2023-4A B, 8.10% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/24/31◊,4	7,050,000	7,098,061
ACRES Commercial Realty 2021-FL1 Ltd.
2021-FL1 AS, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 06/15/36◊,4	6,425,000	6,189,851
ACRE Commercial Mortgage Ltd.
2021-FL4 B, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 12/18/37◊,4	3,100,000	2,955,403
2021-FL4 C, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 12/18/37◊,4	3,100,000	2,858,765
HGI CRE CLO Ltd.
2021-FL2 B, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.61%) due 09/17/36◊,4	5,000,000	4,772,179
2021-FL2 C, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 09/17/36◊,4	1,000,000	944,541
Owl Rock CLO I Ltd.
2019-1A A, 7.44% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 05/20/31◊,4	5,575,431	5,554,874
Shackleton CLO Ltd.
2017-8A BR, 6.89% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 10/20/27◊,4	5,510,000	5,465,220
VOYA CLO
2021-2A BR, 7.72% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 06/07/30◊,4	4,950,000	4,920,560
STWD 2021-FL2 Ltd.
2021-FL2 A, 6.65% (1 Month Term SOFR + 1.31%, Rate Floor: 1.20%) due 04/18/38◊,4	5,000,000	4,891,197
Atlas Senior Loan Fund III Ltd.
2017-1A BR, 6.94% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 11/17/27◊,4	4,300,000	4,291,000
Elmwood CLO 19 Ltd.
2022-6A B1, 8.36% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%) due 10/17/34◊,4	4,000,000	4,020,800

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Northwoods Capital XII-B Ltd.
2018-12BA B, 7.52% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 06/15/31◊,4	4,000,000	$3,886,400
BRSP Ltd.
2021-FL1 D, 8.14% (1 Month Term SOFR + 2.81%, Rate Floor: 2.70%) due 08/19/38◊,4	4,200,000	3,714,617
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 D, 8.00% (1 Month Term SOFR + 2.66%, Rate Floor: 2.55%) due 07/16/36◊,4	3,800,000	3,616,853
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,4	2,711,877	2,703,828
Wellfleet CLO Ltd.
2018-2A A2R, 7.17% (3 Month Term SOFR + 1.84%, Rate Floor: 1.58%) due 10/20/28◊,4	2,500,000	2,488,750
Allegro CLO VII Ltd.
2018-1A C, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 06/13/31◊,4	2,500,000	2,424,891
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[4,12]	8,920,000	2,363,800
Marathon CLO V Ltd.
2017-5A A2R, 7.09% (3 Month Term SOFR + 1.71%, Rate Floor: 0.00%) due 11/21/27◊,4	2,117,762	2,115,264
Diamond CLO Ltd.
2021-1A CR, 8.01% (3 Month Term SOFR + 2.66%, Rate Floor: 2.66%) due 04/25/29◊,4	779,803	777,253
Voya CLO Ltd.
2013-1A INC, due 10/15/30[4,12]	10,575,071	613,883
TRTX Issuer Ltd.
2019-FL3 B, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.75%) due 10/15/34◊,4	431,548	430,572
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[4,12]	461,538	177,564
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[4,12]	3,700,000	111,525
Treman Park CLO Ltd.
2015-1A SUB, due 10/20/28[4,12]	6,859,005	68,864
Atlas Senior Loan Fund IX Ltd.
2018-9A SUB, due 04/20/28[4,12]	1,200,000	29,629
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[4,12]	1,266,687	29,514
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[10,12]	1,500,000	150
Total Collateralized Loan Obligations		2,991,925,352

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Financial - 2.5%
Project Onyx I
due 01/26/27◊,†††		55,050,000	$55,052,399
7.31% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due /26/27◊,†††		26,000,000	26,001,113
KKR Core Holding Company LLC
4.00% due 08/12/31†††		81,770,389	70,697,431
Strategic Partners Fund VIII LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		70,377,333	70,036,117
HV Eight LLC
7.10% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	64,750,000	68,482,280
HarbourVest Structured Solutions IV Holdings, LP
7.61% (3 Month USD LIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††		18,915,420	18,918,659
6.05% (3 Month EURIBOR + 2.45%, Rate Floor: 2.45%) due 09/15/26◊,†††	EUR	11,100,000	11,740,915
Ceamer Finance LLC
3.69% due 03/24/31†††		21,344,080	19,802,508
6.92% due 11/15/37†††		7,452,338	7,105,085
Lightning A
5.50% due 03/01/37†††		29,464,712	26,750,772
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,4		26,600,000	26,600,000
Thunderbird A
5.50% due 03/01/37†††		29,042,333	26,364,714
Madison Avenue Secured Funding Trust
2024-1, due 10/15/24[17]		25,350,000	25,350,000
Project Onyx II
due 01/26/27†††,17		18,350,000	18,349,337
7.31% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due /26/27◊,†††		5,000,000	4,999,819
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††		16,194,982	15,338,229
Station Place Securitization Trust
2024-1, due 10/15/24[17]		12,650,000	12,650,000
Nassau LLC
2019-1, 3.98% due 08/15/34[4]		11,391,715	10,769,119
Aesf Vi Verdi, LP
7.55% (3 Month Term SOFR + 2.30%, Rate Floor: 2.30%) due 11/25/24◊,†††		6,305,178	6,424,991
6.00% (3 Month EURIBOR + 2.40%, Rate Floor: 2.40%) due 11/25/24◊,†††	EUR	1,013,463	1,087,983

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Oxford Finance Funding
2020-1A, 3.10% due 02/15/28[4]	6,388,327	$6,161,624
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[4]	1,746,900	1,702,715
Total Financial		530,385,830

Transport-Aircraft - 1.7%
AASET Trust
2021-1A, 2.95% due 11/16/41[4]	59,134,981	52,039,966
2021-2A, 2.80% due 01/15/47[4]	22,324,667	19,082,824
2020-1A, 3.35% due 01/16/40[4]	14,801,762	12,877,533
2019-1, 3.84% due 05/15/39[4]	5,541,572	4,156,332
2019-2, 3.38% due 10/16/39[4]	1,619,387	1,408,763
2017-1A, 3.97% due 05/16/42[4]	828,516	729,085
Navigator Aircraft ABS Ltd.
2021-1, 2.77% due 11/15/46[4]	47,743,303	41,429,251
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[4]	42,709,386	39,398,555
Lunar Structured Aircraft Portfolio Notes
2021-1, 2.64% due 10/15/46[4]	34,296,110	29,400,340
Sprite Ltd.
2021-1, 3.75% due 11/15/46[4]	29,390,599	26,345,209
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[4]	28,185,294	24,506,513
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[4]	25,455,421	21,540,123
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[4]	19,036,733	15,783,355
WAVE LLC
2019-1, 3.60% due 09/15/44[4]	17,070,502	14,063,874
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[4]	14,198,066	11,835,366
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	12,241,546	10,972,955
Raspro Trust
2005-1A, 6.18% (3 Month USD SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,4	10,637,384	10,568,858
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[4]	8,239,562	7,457,058
2017-1, 4.58% due 02/15/42[4]	2,552,235	2,385,727
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[4]	10,610,553	9,646,941
Slam 2021-1 Ltd.
2021-1A, 2.43% due 06/15/46[4]	1,718,800	1,462,046
Slam Ltd.
2021-1A, 3.42% due 06/15/46[4]	1,289,100	1,076,424
Total Transport-Aircraft		358,167,098

Whole Business - 1.6%
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[4]	94,898,010	84,048,700

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[4]	38,350,258	$31,656,642
2022-1A, 3.13% due 01/25/52[4]	23,147,500	19,294,321
2019-1A, 3.88% due 10/25/49[4]	968,275	884,086
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[4]	43,760,595	42,966,909
Taco Bell Funding LLC
2021-1A, 2.29% due 08/25/51[4]	23,157,525	18,915,946
2016-1A, 4.97% due 05/25/46[4]	17,392,559	16,762,462
ServiceMaster Funding LLC
2020-1, 3.34% due 01/30/51[4]	28,000,447	21,975,703
2020-1, 2.84% due 01/30/51[4]	9,314,507	7,865,347
Sonic Capital LLC
2021-1A, 2.64% due 08/20/51[4]	19,419,680	14,335,491
2020-1A, 4.34% due 01/20/50[4]	7,060,379	6,098,184
2020-1A, 3.85% due 01/20/50[4]	4,521,162	4,091,046
2021-1A, 2.19% due 08/20/51[4]	2,646,000	2,125,185
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[4]	25,117,500	21,731,259
2022-1A, 3.73% due 03/05/52[4]	3,448,938	3,016,127
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[4]	20,938,500	19,464,388
Domino’s Pizza Master Issuer LLC
2021-1A, 3.15% due 04/25/51[4]	9,121,053	7,348,303
2017-1A, 4.12% due 07/25/47[4]	7,843,500	7,256,383
Wendy’s Funding LLC
2019-1A, 3.78% due 06/15/49[4]	12,210,825	11,311,522
2019-1A, 4.08% due 06/15/49[4]	1,511,688	1,327,389
DB Master Finance LLC
2021-1A, 2.79% due 11/20/51[4]	6,631,875	5,112,837
Total Whole Business		347,588,230

Net Lease - 0.9%
STORE Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	27,606,923	25,424,102
2016-1A, 4.32% due 10/20/46[4]	10,921,964	9,931,489
CF Hippolyta Issuer LLC
2022-1A, 6.11% due 08/15/62[4]	20,275,457	19,563,942
2020-1, 2.28% due 07/15/60[4]	10,075,718	8,846,731
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[4]	21,991,098	19,293,188
2021-1A, 2.76% due 08/15/51[4]	6,576,625	4,731,411
CARS-DB4, LP
2020-1A, 3.81% due 02/15/50[4]	20,039,779	16,016,016
2020-1A, 3.25% due 02/15/50[4]	3,398,218	2,776,887
SVC ABS LLC
2023-1A, 5.15% due 02/20/53[4]	15,305,229	14,258,416
2023-1A, 5.55% due 02/20/53[4]	3,494,896	3,178,878
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[4]	10,050,000	8,061,895

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
2021-1, 3.04% due 07/20/51[4]	5,050,000	$3,737,011
2021-1, 2.51% due 07/20/51[4]	3,000,000	2,437,572
2021-1, 3.44% due 07/20/51[4]	3,215,000	2,365,221
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 2.26% due 11/20/50[4]	15,000,000	13,282,555
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	9,956,145	9,393,863
New Economy Assets Phase 1 Sponsor LLC
2021-1, 2.41% due 10/20/61[4]	10,000,000	8,314,913
CARS-DB7, LP
2023-1A, 5.75% due 09/15/53[4]	4,550,000	4,398,854
CF Hippolyta LLC
2020-1, 2.60% due 07/15/60[4]	4,312,872	3,379,701
STORE Master Funding LLC
2021-1A, 3.70% due 06/20/51[4]	3,542,691	2,571,635
Total Net Lease		181,964,280

Single Family Residence - 0.6%
FirstKey Homes Trust
2020-SFR2, 4.50% due 10/19/37[4]	21,640,000	20,051,808
2020-SFR2, 4.00% due 10/19/37[4]	20,340,000	18,745,200
2020-SFR2, 3.37% due 10/19/37[4]	13,010,000	11,890,950
2021-SFR1, 2.19% due 08/17/38[4]	8,174,000	7,124,538
Home Partners of America Trust
2021-2, 2.65% due 12/17/26[4]	46,447,870	40,703,248
2021-3, 2.80% due 01/17/41[4]	15,338,356	12,881,445
Tricon Residential Trust
2021-SFR1, 2.59% due 07/17/38[4]	7,000,000	6,229,068
Total Single Family Residence		117,626,257

Infrastructure - 0.5%
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[4]	31,200,000	29,274,823
2021-1, 2.31% due 11/20/51[4]	5,350,000	4,698,425
2021-1, 2.66% due 11/20/51[4]	4,025,000	3,437,040
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[4]	40,900,000	35,623,834
Stack Infrastructure Issuer LLC
2020-1A, 1.89% due 08/25/45[4]	11,624,000	10,551,565
2023-1A, 5.90% due 03/25/48[4]	5,050,000	4,807,493
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[4]	15,345,000	13,422,853
Blue Stream Issuer LLC
2023-1A, 5.40% due 05/20/53[4]	6,625,000	6,207,300
Total Infrastructure		108,023,333

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[4]	108,854,127	94,019,759
Anchorage Credit Funding Ltd.
2021-13A C2, 3.65% due 07/27/39[4]	1,950,000	1,603,532
Total Collateralized Debt Obligations		95,623,291

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Transport-Container - 0.3%
Textainer Marine Containers VII Ltd.
2020-1A, 2.73% due 08/21/45[4]	45,819,993	$41,619,102
2021-2A, 2.23% due 04/20/46[4]	2,621,667	2,238,534
MC Ltd.
2021-1, 2.63% due 11/05/35[4]	9,984,987	8,672,913
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[4]	2,967,589	2,534,266
Total Transport-Container		55,064,815

Automotive - 0.1%
Avis Budget Rental Car Funding AESOP LLC
2023-8A, 6.66% due 02/20/30†††,4	12,750,000	12,647,173
Avis Budget Rental Car Funding AESOP LLC
2023-8A, 6.02% due 02/20/30[4]	11,000,000	10,954,053
Total Automotive		23,601,226

Insurance - 0.1%
CHEST
7.13% due 03/15/43†††	19,100,000	18,578,392
JGWPT XXIII LLC
2011-1A, 4.70% due 10/15/56[4]	2,193,298	2,004,596
JGWPT XXIV LLC
2011-2A, 4.94% due 09/15/56[4]	1,594,423	1,453,674
VICOF 2
4.00% due 02/22/30†††	671,027	633,754
321 Henderson Receivables VI LLC
2010-1A, 5.56% due 07/15/59[4]	640,466	627,063
SPSS
5.14% due 11/15/52†††,10	146,519	124,144
Total Insurance		23,421,623

Total Asset-Backed Securities
(Cost $5,085,072,977)		4,833,391,335

CORPORATE BONDS†† - 21.9%
Financial - 11.0%
Pershing Square Holdings Ltd.
3.25% due 10/01/31	104,800,000	75,963,987
3.25% due 11/15/30	64,350,000	48,659,153
Reliance Standard Life Global Funding II
2.75% due 05/07/25[4]	93,191,000	87,619,209
Wilton RE Ltd.
6.00% [3,4,13]	92,239,000	81,029,194
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31	54,748,000	45,578,624
5.30% due 01/15/29	20,867,000	19,344,128
3.25% due 01/15/32	4,150,000	3,220,768
4.00% due 01/15/30	475,000	402,826
FS KKR Capital Corp.
2.63% due 01/15/27	33,971,000	29,090,846
3.25% due 07/15/27	30,100,000	25,917,641
Jefferies Financial Group, Inc.
2.75% due 10/15/32	40,642,000	30,335,316
2.63% due 10/15/31	27,400,000	20,821,646
5.88% due 07/21/28	3,700,000	3,620,948
Host Hotels & Resorts, LP
3.50% due 09/15/30	44,753,000	37,105,571
2.90% due 12/15/31	20,200,000	15,524,924
Safehold GL Holdings LLC
2.85% due 01/15/32	40,038,000	29,410,465
2.80% due 06/15/31	30,247,000	22,605,163
Liberty Mutual Group, Inc.
4.30% due 02/01/61[4]	74,981,000	44,268,265

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.13% due 12/15/51[3,4]	3,600,000	$2,959,686
3.95% due 05/15/60[4]	4,064,000	2,549,302
Maple Grove Funding Trust I
4.16% due 08/15/51[4]	77,700,000	48,323,346
Macquarie Bank Ltd.
3.62% due 06/03/30[4]	59,035,000	48,019,639
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31	41,708,000	33,901,886
5.63% due 08/16/32	13,100,000	12,235,535
Global Atlantic Finance Co.
4.70% due 10/15/51[3,4]	38,462,000	27,820,343
3.13% due 06/15/31[4]	25,602,000	18,247,976
Nippon Life Insurance Co.
2.75% due 01/21/51[3,4]	45,350,000	35,673,557
2.90% due 09/16/51[3,4]	10,380,000	8,135,741
Ares Finance Company II LLC
3.25% due 06/15/30[4]	53,785,000	43,542,195
First American Financial Corp.
4.00% due 05/15/30	40,891,000	34,630,186
2.40% due 08/15/31	11,875,000	8,808,520
Blue Owl Capital GP LLC
7.21% due 08/22/43	28,550,000	28,093,451
7.11% due 08/22/43	15,200,000	15,124,416
JPMorgan Chase & Co.
2.52% due 04/22/31[3]	19,520,000	15,822,502
2.96% due 05/13/31[3]	17,276,000	14,194,388
4.49% due 03/24/31[3]	10,750,000	9,842,929
0.82% due 06/01/25[3]	900,000	866,388
2.07% due 06/01/29[3]	900,000	758,347
Nationwide Mutual Insurance Co.
4.35% due 04/30/50[4]	57,736,000	41,250,209
Macquarie Group Ltd.
2.69% due 06/23/32[3,4]	31,550,000	24,172,618
2.87% due 01/14/33[3,4]	17,431,000	13,174,310
5.03% due 01/15/30[3,4]	800,000	763,536
1.63% due 09/23/27[3,4]	720,000	628,991
1.34% due 01/12/27[3,4]	570,000	509,934
Fidelity National Financial, Inc.
3.40% due 06/15/30	43,590,000	37,041,531
2.45% due 03/15/31	2,540,000	1,958,467
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
3.88% due 03/01/31[4]	46,892,000	37,390,274
United Wholesale Mortgage LLC
5.50% due 04/15/29[4]	32,712,000	27,641,640
5.50% due 11/15/25[4]	10,131,000	9,636,381
Bain Capital, LP
3.41% due 04/15/41†††	36,000,000	21,992,365
3.72% due 04/15/42†††	20,300,000	12,761,600
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[4]	54,705,000	34,687,553
CBS Studio Center
8.31% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	34,100,000	34,100,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[4]	39,650,000	33,385,546
Sumitomo Life Insurance Co.
3.38% due 04/15/81[3,4]	39,900,000	33,160,280
Reinsurance Group of America, Inc.
3.15% due 06/15/30	38,983,000	32,273,221

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Mizuho Financial Group, Inc.
5.67% due 05/27/29[3]	31,200,000	$30,677,542
5.41% due 09/13/28[3]	1,400,000	1,370,241
Belrose Funding Trust
2.33% due 08/15/30[4]	38,420,000	28,630,662
Assurant, Inc.
2.65% due 01/15/32	36,922,000	26,995,467
6.75% due 02/15/34	1,450,000	1,458,269
National Australia Bank Ltd.
2.33% due 08/21/30[4]	22,400,000	16,936,679
3.35% due 01/12/37[3,4]	14,550,000	11,079,810
Stewart Information Services Corp.
3.60% due 11/15/31	37,221,000	27,351,924
Standard Chartered plc
4.64% due 04/01/31[3,4]	28,908,000	26,006,643
Bank of America Corp.
2.59% due 04/29/31[3]	28,440,000	22,854,133
6.06% (SOFR + 0.73%, Rate Floor: 0.00%) due 10/24/24◊	1,660,000	1,660,398
1.73% due 07/22/27[3]	1,650,000	1,462,163
UBS Group AG
2.10% due 02/11/32[3,4]	33,400,000	24,714,336
5.71% due 01/12/27[3,4]	1,000,000	987,303
Iron Mountain, Inc.
4.50% due 02/15/31[4]	18,937,000	15,574,990
5.63% due 07/15/32[4]	8,431,000	7,278,499
4.88% due 09/15/27[4]	1,938,000	1,787,524
5.25% due 07/15/30[4]	74,000	64,650
Americo Life, Inc.
3.45% due 04/15/31[4]	32,364,000	23,352,036
Westpac Banking Corp.
3.02% due 11/18/36[3]	15,650,000	11,578,939
2.96% due 11/16/40	12,214,000	7,428,322
2.67% due 11/15/35[3]	4,467,000	3,346,587
Capital One Financial Corp.
6.38% due 06/08/34[3]	22,450,000	21,186,415
5.47% due 02/01/29[3]	1,000,000	951,901
Trustage Financial Group, Inc.
4.63% due 04/15/32[4]	26,450,000	21,827,115
Dyal Capital Partners III
4.40% due 06/15/40†††	26,750,000	21,500,624
LPL Holdings, Inc.
4.00% due 03/15/29[4]	17,588,000	15,334,314
4.38% due 05/15/31[4]	6,241,000	5,338,878
Manulife Financial Corp.
2.48% due 05/19/27	17,800,000	16,073,477
4.06% due 02/24/32[3]	4,815,000	4,457,235
Hunt Companies, Inc.
5.25% due 04/15/29[4]	25,121,000	19,730,139
Brookfield Finance, Inc.
3.50% due 03/30/51	18,906,000	11,759,150
4.70% due 09/20/47	9,790,000	7,625,082
Societe Generale S.A.
2.89% due 06/09/32[3,4]	21,150,000	16,002,556
1.79% due 06/09/27[3,4]	1,630,000	1,436,779
Mitsubishi UFJ Financial Group, Inc.
5.44% due 02/22/34[3]	16,150,000	15,402,816
4.08% due 04/19/28[3]	1,580,000	1,483,737
5.72% due 02/20/26[3]	500,000	497,040
Brookfield Capital Finance LLC
6.09% due 06/14/33	16,800,000	16,325,029
NFP Corp.
7.50% due 10/01/30[4]	11,950,000	11,475,911
6.88% due 08/15/28[4]	5,617,000	4,811,962
Horace Mann Educators Corp.
7.25% due 09/15/28	11,950,000	11,939,921
4.50% due 12/01/25	4,560,000	4,334,776
Corebridge Financial, Inc.
6.88% due 12/15/52[3]	16,030,000	15,356,578

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
QBE Insurance Group Ltd.
5.88% [3,4,13]	15,700,000	$14,923,572
ABN AMRO Bank N.V.
2.47% due 12/13/29[3,4]	18,000,000	14,864,213
Central Storage Safety Project Trust
4.82% due 02/01/38[10]	17,482,400	14,579,738
GA Global Funding Trust
2.90% due 01/06/32[4]	17,480,000	12,814,624
1.25% due 12/08/23[4]	1,650,000	1,633,709
Prudential Financial, Inc.
3.70% due 10/01/50[3]	17,139,000	13,938,904
KKR Group Finance Company VIII LLC
3.50% due 08/25/50[4]	22,210,000	13,854,593
AmFam Holdings, Inc.
2.81% due 03/11/31[4]	19,050,000	13,791,461
Lincoln National Corp.
4.38% due 06/15/50[5]	18,801,000	12,880,504
Kennedy-Wilson, Inc.
4.75% due 03/01/29	15,662,000	12,020,742
4.75% due 02/01/30	81,000	60,435
PartnerRe Finance B LLC
4.50% due 10/01/50[3]	14,043,000	11,910,386
NatWest Group plc
6.02% due 03/02/34[3]	10,130,000	9,722,004
4.45% due 05/08/30[3]	1,100,000	992,848
Sumitomo Mitsui Financial Group, Inc.
2.22% due 09/17/31	11,900,000	9,028,093
5.71% due 01/13/30	1,000,000	978,418
5.52% due 01/13/28	640,000	631,260
CNO Financial Group, Inc.
5.25% due 05/30/29	11,125,000	10,477,998
HSBC Holdings plc
6.16% due 03/09/29[3]	10,340,000	10,236,005
CBRE Services, Inc.
5.95% due 08/15/34	10,160,000	9,583,021
Penn Mutual Life Insurance Co.
3.80% due 04/29/61[4]	14,970,000	8,941,788
KKR Group Finance Company X LLC
3.25% due 12/15/51[4]	15,150,000	8,870,982
Assured Guaranty US Holdings, Inc.
3.60% due 09/15/51	13,861,000	8,493,508
6.13% due 09/15/28	300,000	300,004
Accident Fund Insurance Company of America
8.50% due 08/01/32[4]	9,000,000	8,771,196
Western & Southern Life Insurance Co.
3.75% due 04/28/61[4]	13,360,000	8,076,777
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[4]	8,050,000	7,858,868
American Equity Investment Life Holding Co.
5.00% due 06/15/27	8,142,000	7,647,768
Five Corners Funding Trust III
5.79% due 02/15/33[4]	7,550,000	7,407,098
Kemper Corp.
2.40% due 09/30/30	10,006,000	7,394,214
CNO Global Funding
1.75% due 10/07/26[4]	7,400,000	6,497,778
Cooperatieve Rabobank UA
4.66% due 08/22/28[3,4]	6,200,000	5,886,967
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[4]	5,888,108	4,822,831
5.24% due 08/01/50[4]	1,074,272	945,874
Deloitte LLP
7.33% due 11/20/26†††	4,800,000	4,913,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[4]	4,710,000	$4,345,446
Brookfield Finance LLC / Brookfield Finance, Inc.
3.45% due 04/15/50	6,852,000	4,162,199
HS Wildcat LLC
3.83% due 12/31/50†††	4,982,119	3,534,394
Commonwealth Bank of Australia
3.61% due 09/12/34[3,4]	3,550,000	2,984,581
Nasdaq, Inc.
5.95% due 08/15/53	2,880,000	2,690,154
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[4]	2,780,000	2,596,788
Enstar Group Ltd.
3.10% due 09/01/31	1,670,000	1,256,783
4.95% due 06/01/29	1,250,000	1,154,320
KKR Group Finance Company III LLC
5.13% due 06/01/44[4]	2,710,000	2,243,369
Goldman Sachs Group, Inc.
3.65% [3,13]	2,450,000	1,974,900
Lloyds Banking Group plc
3.51% due 03/18/26[3]	1,580,000	1,515,329
5.87% due 03/06/29[3]	300,000	293,338
American National Group LLC
6.14% due 06/13/32[4]	2,000,000	1,808,480
Brighthouse Financial Global Funding
1.00% due 04/12/24[4]	1,620,000	1,576,503
Bank of Nova Scotia
2.44% due 03/11/24	1,600,000	1,575,520
Danske Bank A/S
0.98% due 09/10/25[3,4]	1,660,000	1,573,458
Jackson National Life Global Funding
1.75% due 01/12/25[4]	1,650,000	1,549,229
ING Groep N.V.
1.73% due 04/01/27[3]	1,360,000	1,216,779
2.73% due 04/01/32[3]	400,000	314,233
Transatlantic Holdings, Inc.
8.00% due 11/30/39	1,265,000	1,479,014
BNP Paribas S.A.
1.32% due 01/13/27[3,4]	1,640,000	1,468,646
Athene Global Funding
2.67% due 06/07/31[4]	1,550,000	1,169,950
2.65% due 10/04/31[4]	400,000	296,170
Ares Finance Company IV LLC
3.65% due 02/01/52[4]	2,450,000	1,460,325
F&G Global Funding
2.30% due 04/11/27[4]	790,000	688,759
2.00% due 09/20/28[4]	800,000	652,167
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[4]	1,617,000	1,329,065
Fort Benning Family Communities LLC
6.09% due 01/15/51[4]	1,565,145	1,299,395
Blackstone Holdings Finance Company LLC
3.20% due 01/30/52[4]	2,150,000	1,284,621
Selective Insurance Group, Inc.
5.38% due 03/01/49	1,510,000	1,281,695
Fort Knox Military Housing Privatization Project
5.79% (1 Month Term SOFR + 0.45%) due 02/15/52◊,4	1,647,194	1,248,350
Midwest Family Housing LLC
5.58% due 01/01/51[4]	1,279,453	1,058,030

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Credit Agricole S.A.
6.32% due 10/03/29[3,4]	1,000,000	$1,000,116
Atlas Mara Ltd.
due 12/31/21†††,10,14	2,127,812	987,305
Jefferies Group, Inc.
6.25% due 01/15/36	1,000,000	982,899
Banco Santander S.A.
2.96% due 03/25/31	1,200,000	954,277
LXP Industrial Trust
2.38% due 10/01/31	1,300,000	952,738
Realty Income Corp.
3.25% due 01/15/31	1,100,000	924,321
Morgan Stanley
2.51% due 10/20/32[3]	1,200,000	917,715
KKR Group Finance Company II LLC
5.50% due 02/01/43[4]	1,000,000	869,303
Atlantic Marine Corporations Communities LLC
5.37% due 12/01/50[4]	743,458	619,887
Wells Fargo & Co.
2.41% due 10/30/25[3]	600,000	574,983
Pacific Beacon LLC
5.51% due 07/15/36[4]	500,000	458,766
Swiss Re Finance Luxembourg S.A.
5.00% due 04/02/49[3,4]	300,000	281,100
Markel Group, Inc.
4.30% due 11/01/47	350,000	257,170
Pine Street Trust I
4.57% due 02/15/29[4]	250,000	224,958
Peachtree Corners Funding Trust
3.98% due 02/15/25[4]	215,000	207,559
Brown & Brown, Inc.
2.38% due 03/15/31	57,000	44,042
Total Financial		2,313,136,813

Consumer, Non-cyclical - 2.4%
CoStar Group, Inc.
2.80% due 07/15/30[4]	90,310,000	72,766,674
Altria Group, Inc.
3.70% due 02/04/51	45,968,000	28,581,770
3.40% due 05/06/30	33,130,000	28,321,708
4.45% due 05/06/50	6,160,000	4,363,493
Global Payments, Inc.
2.90% due 11/15/31	30,265,000	23,742,025
2.90% due 05/15/30	19,810,000	16,240,764
5.30% due 08/15/29	4,300,000	4,100,678
Smithfield Foods, Inc.
2.63% due 09/13/31[4]	39,050,000	27,999,181
3.00% due 10/15/30[4]	15,473,000	11,827,702
5.20% due 04/01/29[4]	850,000	776,366
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
3.00% due 05/15/32	29,206,000	22,032,475
4.38% due 02/02/52	10,200,000	6,778,693
5.13% due 02/01/28	2,250,000	2,141,106
Triton Container International Ltd.
3.15% due 06/15/31[4]	34,821,000	26,250,027
BAT Capital Corp.
3.98% due 09/25/50	41,652,000	26,140,885
Royalty Pharma plc
3.55% due 09/02/50	39,920,000	24,399,078
California Institute of Technology
3.65% due 09/01/19	32,078,000	19,638,539
Kimberly-Clark de Mexico SAB de CV
2.43% due 07/01/31[4]	22,650,000	18,474,310
Yale-New Haven Health Services Corp.
2.50% due 07/01/50	32,350,000	17,352,447
Universal Health Services, Inc.
2.65% due 10/15/30	18,757,000	14,619,544
Catalent Pharma Solutions, Inc.
3.50% due 04/01/30[4]	9,500,000	7,821,540
3.13% due 02/15/29[4]	6,654,000	5,457,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
JBS USA LUX S.A. / JBS USA Food Company / JBS Luxembourg SARL
6.75% due 03/15/34[4]	12,550,000	$12,211,024
Transurban Finance Company Pty Ltd.
2.45% due 03/16/31[4]	14,400,000	11,378,189
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[4]	12,642,000	11,075,623
WW International, Inc.
4.50% due 04/15/29[4]	12,846,000	9,024,315
HCA, Inc.
3.50% due 07/15/51	6,175,000	3,856,215
3.50% due 09/01/30	1,600,000	1,353,641
5.50% due 06/15/47	1,100,000	938,917
OhioHealth Corp.
3.04% due 11/15/50	9,100,000	5,915,630
TriNet Group, Inc.
7.00% due 08/15/31[4]	5,350,000	5,296,500
Children’s Hospital Corp.
2.59% due 02/01/50	7,100,000	4,072,079
Children’s Health System of Texas
2.51% due 08/15/50	6,500,000	3,617,632
APi Group DE, Inc.
4.13% due 07/15/29[4]	4,150,000	3,487,432
Central Garden & Pet Co.
4.13% due 04/30/31[4]	3,854,000	3,142,139
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[4]	3,900,000	3,129,750
Wisconsin Alumni Research Foundation
3.56% due 10/01/49	3,775,000	2,588,615
Providence St. Joseph Health Obligated Group
2.70% due 10/01/51	4,250,000	2,326,365
CPI CG, Inc.
8.63% due 03/15/26[4]	2,145,000	2,113,233
Tenet Healthcare Corp.
4.63% due 06/15/28	2,096,000	1,886,718
Element Fleet Management Corp.
6.27% due 06/26/26[4]	1,660,000	1,654,332
Quanta Services, Inc.
0.95% due 10/01/24	1,660,000	1,570,164
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51	2,700,000	1,555,818
Molina Healthcare, Inc.
4.38% due 06/15/28[4]	1,290,000	1,155,902
UnitedHealth Group, Inc.
3.50% due 02/15/24	1,000,000	991,632
Nestle Holdings, Inc.
0.38% due 01/15/24[4]	1,000,000	984,821
Wyeth LLC
6.45% due 02/01/24	978,000	979,962
IQVIA, Inc.
5.70% due 05/15/28[4]	1,000,000	971,540
Philip Morris International, Inc.
5.13% due 02/15/30	1,000,000	959,042
Triton Container International Limited / TAL International Container Corp.
3.25% due 03/15/32	1,050,000	785,208
DaVita, Inc.
3.75% due 02/15/31[4]	149,000	113,204
4.63% due 06/01/30[4]	76,000	62,405
Total Consumer, Non-cyclical		509,024,629

Industrial - 1. 8%
FLNG Liquefaction 3 LLC
3.08% due 06/30/39†††	63,623,395	47,788,974
TD SYNNEX Corp.
2.65% due 08/09/31	34,240,000	25,458,652
2.38% due 08/09/28	21,781,000	17,898,707
Vontier Corp.
2.95% due 04/01/31	34,492,000	26,602,890
2.40% due 04/01/28	19,150,000	15,941,800

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Boeing Co.
5.81% due 05/01/50		41,090,000	$37,207,703
Flowserve Corp.
3.50% due 10/01/30		22,421,000	18,693,029
2.80% due 01/15/32		19,800,000	15,149,867
Dyal Capital Partners IV
3.65% due 02/22/41†††		41,800,000	31,333,654
Cliffwater Corporate Lending Fund
6.77% due 08/04/28†††		22,700,000	22,081,635
Owens Corning
3.88% due 06/01/30		21,890,000	19,336,617
7.00% due 12/01/36		900,000	949,891
Stadco LA, LLC
3.75% due 05/15/56†††		31,000,000	19,638,515
Weir Group plc
2.20% due 05/13/26[4]		13,015,000	11,695,366
TFI International, Inc.
3.35% due 01/05/33†††		14,000,000	10,161,212
Artera Services LLC
9.03% due 12/04/25[4]		8,490,000	7,832,025
HEICO Corp.
5.35% due 08/01/33		7,550,000	7,150,652
Ingersoll Rand, Inc.
5.70% due 08/14/33		7,200,000	6,948,831
Hillenbrand, Inc.
3.75% due 03/01/31		7,650,000	6,120,000
Norfolk Southern Corp.
4.10% due 05/15/21		9,100,000	5,912,015
Fortune Brands Innovations, Inc.
5.88% due 06/01/33		4,200,000	4,044,972
4.50% due 03/25/52		1,500,000	1,104,906
Virgin Media Vendor Financing Notes III DAC
4.88% due 07/15/28	GBP	5,000,000	5,063,198
Mueller Water Products, Inc.
4.00% due 06/15/29[4]		5,216,000	4,542,644
Trinity Industries, Inc.
7.75% due 07/15/28[4]		3,250,000	3,270,313
GrafTech Global Enterprises, Inc.
9.88% due 12/15/28[4]		3,100,000	2,937,250
Jabil, Inc.
5.45% due 02/01/29		1,870,000	1,818,480
GATX Corp.
3.50% due 06/01/32		1,650,000	1,345,453
4.70% due 04/01/29		400,000	373,212
Stanley Black & Decker, Inc.
6.00% due 03/06/28		1,640,000	1,652,764
Penske Truck Leasing Company, LP / PTL Finance Corp.
1.70% due 06/15/26[4]		1,620,000	1,436,170
Ryder System, Inc.
5.65% due 03/01/28		1,000,000	989,789
nVent Finance SARL
2.75% due 11/15/31		1,300,000	989,064
Mohawk Industries, Inc.
3.63% due 05/15/30		1,100,000	959,712
Masco Corp.
4.50% due 05/15/47		1,200,000	895,449
Adevinta ASA
3.00% due 11/15/27	EUR	417,000	430,044
Virgin Media Inc.
4.00% due 01/31/29	GBP	150,000	149,151
Standard Industries, Inc.
4.38% due 07/15/30[4]		101,000	83,648
3.38% due 01/15/31[4]		81,000	62,611
Total Industrial			386,050,865

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Consumer, Cyclical - 1.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[4]	46,883,000	$47,391,967
Hyatt Hotels Corp.
5.75% due 04/23/30	24,039,000	23,304,585
5.38% due 04/23/25	18,928,000	18,717,338
1.30% due 10/01/23	1,660,000	1,660,000
Alt-2 Structured Trust
2.95% due 05/14/31◊,†††	49,194,152	42,960,742
Choice Hotels International, Inc.
3.70% due 01/15/31	39,961,000	33,278,882
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[4]	33,904,000	32,930,899
Warnermedia Holdings, Inc.
5.14% due 03/15/52	27,431,000	20,382,343
6.41% due 03/15/26	9,250,000	9,248,452
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[4]	29,394,357	29,123,973
Ferguson Finance plc
3.25% due 06/02/30[4]	17,904,000	15,175,383
4.65% due 04/20/32[4]	6,300,000	5,656,720
British Airways Class A Pass Through Trust
2.90% due 03/15/35[4]	14,474,290	11,983,608
4.25% due 11/15/32[4]	4,941,269	4,428,630
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	8,194,683	7,296,322
3.20% due 06/15/28	5,157,800	4,639,185
3.00% due 10/15/28	3,720,053	3,328,382
3.15% due 02/15/32	149,876	128,340
Whirlpool Corp.
4.60% due 05/15/50[5]	16,920,000	13,187,758
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50	15,203,000	9,455,156
Air Canada
3.88% due 08/15/26[4]	8,650,000	7,850,378
United Airlines 2023-1 Class A Pass Through Trust
5.80% due 01/15/36	7,450,000	7,242,071
Steelcase, Inc.
5.13% due 01/18/29	5,001,000	4,438,165
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[4]	3,800,000	3,611,303
LKQ Corp.
6.25% due 06/15/33[4]	2,875,000	2,779,960
JB Poindexter & Company, Inc.
7.13% due 04/15/26[4]	2,850,000	2,772,549
Beacon Roofing Supply, Inc.
6.50% due 08/01/30[4]	1,925,000	1,865,537
United Airlines, Inc.
4.38% due 04/15/26[4]	1,750,000	1,618,384
PulteGroup, Inc.
6.38% due 05/15/33	1,400,000	1,406,604
Brunswick Corp.
5.10% due 04/01/52	2,030,000	1,395,791
NVR, Inc.
3.00% due 05/15/30	1,200,000	999,760
Mattel, Inc.
3.75% due 04/01/29[4]	1,100,000	957,477
JetBlue Class A Pass Through Trust
4.00% due 11/15/32	125,461	112,893
Total Consumer, Cyclical		371,329,537

Communications - 1.3%
Level 3 Financing, Inc.
3.63% due 01/15/29[4]	34,939,000	19,565,840
3.88% due 11/15/29[4]	20,300,000	18,702,422
4.25% due 07/01/28[4]	26,815,000	16,706,638
3.75% due 07/15/29[4]	13,950,000	7,797,382
British Telecommunications plc
4.88% due 11/23/81[3,4]	47,450,000	38,065,510

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
4.25% due 11/23/81[3,4]	8,250,000	$7,231,282
9.63% due 12/15/30	2,391,000	2,816,205
Vodafone Group plc
4.13% due 06/04/81[3]	40,537,000	31,299,830
Paramount Global
4.95% due 05/19/50	39,826,000	26,976,100
Rogers Communications, Inc.
4.55% due 03/15/52	29,725,000	21,682,028
Virgin Media Secured Finance plc
4.50% due 08/15/30[4]	17,850,000	14,745,876
Altice France S.A.
5.13% due 07/15/29[4]	17,800,000	12,654,123
5.13% due 01/15/29[4]	2,290,000	1,628,250
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	21,690,000	12,967,993
Sirius XM Radio, Inc.
4.13% due 07/01/30[4]	12,010,000	9,615,326
Go Daddy Operating Company LLC / GD Finance Co., Inc.
3.50% due 03/01/29[4]	8,203,000	6,901,618
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[4]	5,100,000	4,400,893
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[4]	5,775,000	4,387,066
CSC Holdings LLC
4.13% due 12/01/30[4]	5,772,000	4,084,926
Interpublic Group of Companies, Inc.
3.38% due 03/01/41	1,950,000	1,289,683
2.40% due 03/01/31	350,000	274,667
McGraw-Hill Education, Inc.
5.75% due 08/01/28[4]	1,549,000	1,336,400
Koninklijke KPN N.V.
8.38% due 10/01/30	1,140,000	1,273,830
Match Group Holdings II LLC
4.13% due 08/01/30[4]	1,250,000	1,031,450
Virgin Media Finance plc
5.00% due 07/15/30[4]	1,050,000	825,330
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	315,590
UPC Broadband Finco BV
4.88% due 07/15/31[4]	200,000	162,296
CCO Holdings LLC / CCO Holdings Capital Corp.
4.25% due 02/01/31[4]	20,000	15,921
Total Communications		268,754,475

Energy - 1.2%
BP Capital Markets plc
4.88% [3,13]	109,924,000	98,208,674
ITT Holdings LLC
6.50% due 08/01/29[4]	38,518,000	32,648,770
Galaxy Pipeline Assets Bidco Ltd.
3.25% due 09/30/40[4]	43,921,000	31,957,195
Midwest Connector Capital Company LLC
4.63% due 04/01/29[4]	16,048,000	14,667,545
TransCanada PipeLines Ltd.
6.20% due 03/09/26	10,900,000	10,882,090
4.88% due 05/15/48	1,200,000	966,717
NuStar Logistics, LP
6.38% due 10/01/30	10,560,000	10,003,066
5.63% due 04/28/27	1,880,000	1,791,132
ONEOK, Inc.
6.05% due 09/01/33	11,350,000	11,150,589
4.50% due 03/15/50	850,000	616,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Parkland Corp.
4.63% due 05/01/30[4]	8,000,000	$6,819,835
Greensaif Pipelines Bidco SARL
6.51% due 02/23/42[4]	6,500,000	6,372,811
Greensaif Pipelines Bidco SARL
6.13% due 02/23/38[4]	5,550,000	5,415,690
Kinder Morgan, Inc.
5.20% due 06/01/33	4,700,000	4,347,141
DT Midstream, Inc.
4.30% due 04/15/32[4]	3,250,000	2,761,850
4.13% due 06/15/29[4]	550,000	475,773
Magellan Midstream Partners, LP
3.95% due 03/01/50	1,600,000	1,070,917
5.15% due 10/15/43	1,100,000	890,255
Marathon Petroleum Corp.
6.50% due 03/01/41	1,650,000	1,632,192
Valero Energy Corp.
7.50% due 04/15/32	1,350,000	1,469,573
Enterprise Products Operating LLC
5.10% due 02/15/45	1,340,000	1,185,672
Enbridge Energy Partners, LP
7.38% due 10/15/45	1,040,000	1,108,479
Phillips 66 Co.
4.90% due 10/01/46	1,200,000	995,652
Targa Resources Corp.
6.50% due 02/15/53	1,000,000	954,379
MPLX, LP
5.50% due 02/15/49	1,100,000	931,007
Eastern Gas Transmission & Storage, Inc.
4.60% due 12/15/44	500,000	385,328
Total Energy		249,708,673

Technology - 1.1%
Broadcom, Inc.
4.93% due 05/15/37[4]	33,182,000	28,600,456
4.15% due 11/15/30	19,705,000	17,453,359
3.19% due 11/15/36[4]	3,135,000	2,250,893
2.60% due 02/15/33[4]	1,660,000	1,237,836
Oracle Corp.
3.95% due 03/25/51	33,794,000	23,167,312
5.55% due 02/06/53	20,220,000	17,716,025
6.13% due 07/08/39	1,190,000	1,149,641
6.90% due 11/09/52	300,000	309,039
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	42,361,000	34,890,214
3.25% due 02/15/29	1,100,000	937,959
Leidos, Inc.
2.30% due 02/15/31	20,050,000	15,419,010
5.75% due 03/15/33	9,550,000	9,152,342
4.38% due 05/15/30	2,650,000	2,372,317
Qorvo, Inc.
4.38% due 10/15/29	14,751,000	12,972,574
3.38% due 04/01/31[4]	8,675,000	6,871,173
MSCI, Inc.
3.63% due 09/01/30[4]	17,718,000	14,850,186
3.88% due 02/15/31[4]	1,769,000	1,498,706
3.63% due 11/01/31[4]	1,780,000	1,456,176
Booz Allen Hamilton, Inc.
5.95% due 08/04/33	10,470,000	10,214,532
3.88% due 09/01/28[4]	4,550,000	4,076,345
Fiserv, Inc.
5.60% due 03/02/33	10,250,000	9,934,141
5.63% due 08/21/33	2,300,000	2,228,571
CGI, Inc.
2.30% due 09/14/31	16,050,000	12,046,795
Foundry JV Holdco LLC
5.88% due 01/25/34[4]	5,950,000	5,683,751
Microchip Technology, Inc.
0.97% due 02/15/24	1,650,000	1,619,648
Broadridge Financial Solutions, Inc.
2.90% due 12/01/29	1,200,000	1,014,592
NXP BV / NXP Funding LLC / NXP USA, Inc.
3.13% due 02/15/42	1,400,000	911,576
Total Technology		240,035,169

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Basic Materials - 0.8%
Anglo American Capital plc
5.63% due 04/01/30[4]		21,300,000	$20,570,998
2.63% due 09/10/30[4]		18,000,000	14,379,112
3.95% due 09/10/50[4]		14,140,000	9,610,687
Newcrest Finance Pty Ltd.
3.25% due 05/13/30[4]		22,451,000	19,088,559
4.20% due 05/13/50[4]		1,300,000	949,205
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[4]		21,520,000	19,290,489
Minerals Technologies, Inc.
5.00% due 07/01/28[4]		18,723,000	17,172,736
Alcoa Nederland Holding BV
4.13% due 03/31/29[4]		8,600,000	7,609,400
5.50% due 12/15/27[4]		6,525,000	6,198,058
6.13% due 05/15/28[4]		2,800,000	2,696,069
Valvoline, Inc.
3.63% due 06/15/31[4]		18,300,000	14,177,980
Yamana Gold, Inc.
2.63% due 08/15/31		14,431,000	11,073,180
4.63% due 12/15/27		3,000,000	2,814,322
INEOS Quattro Finance 2 plc
2.50% due 01/15/26	EUR	8,500,000	8,166,274
3.38% due 01/15/26[4]		200,000	182,189
Steel Dynamics, Inc.
2.40% due 06/15/25		5,950,000	5,590,238
Southern Copper Corp.
7.50% due 07/27/35		1,250,000	1,375,021
Albemarle Corp.
5.45% due 12/01/44		1,500,000	1,290,133
LYB International Finance BV
4.88% due 03/15/44		1,100,000	883,037
Dow Chemical Co.
6.90% due 05/15/53		800,000	840,243
Carpenter Technology Corp.
6.38% due 07/15/28		178,000	171,675
Total Basic Materials			164,129,605

Utilities - 0.5%
AES Corp.
3.95% due 07/15/30[4]		28,124,000	24,240,638
3.30% due 07/15/25[4]		3,750,000	3,551,911
NRG Energy, Inc.
2.45% due 12/02/27[4]		26,000,000	22,039,337
Alexander Funding Trust
1.84% due 11/15/23[4]		14,400,000	14,304,802
Enel Finance International N.V.
5.00% due 06/15/32[4]		13,690,000	12,385,042
Brooklyn Union Gas Co.
6.39% due 09/15/33[4]		10,800,000	10,593,805
4.27% due 03/15/48[4]		1,300,000	902,820
Black Hills Corp.
5.95% due 03/15/28		9,200,000	9,196,692
4.20% due 09/15/46		1,200,000	860,276
Alexander Funding Trust II
7.47% due 07/31/28[4]		6,560,000	6,568,593
Entergy Texas, Inc.
1.50% due 09/01/26		1,650,000	1,434,093
Indiana Michigan Power Co.
6.05% due 03/15/37		1,310,000	1,289,508
Nevada Power Co.
6.65% due 04/01/36		1,180,000	1,209,683
Southern Power Co.
5.25% due 07/15/43		1,350,000	1,135,124
Consolidated Edison Company of New York, Inc.
5.10% due 06/15/33		1,080,000	1,001,903
Tampa Electric Co.
4.45% due 06/15/49		1,200,000	934,118
Duke Energy Ohio, Inc.
4.30% due 02/01/49		1,200,000	923,944
Washington Gas Light Co.
3.80% due 09/15/46		1,300,000	895,130
Arizona Public Service Co.
3.75% due 05/15/46		1,300,000	887,456

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Louisville Gas and Electric Co.
4.25% due 04/01/49		1,100,000	$840,363
Total Utilities			115,195,238

Total Corporate Bonds
(Cost $5,745,652,764)			4,617,365,004

SENIOR FLOATING RATE INTERESTS††,◊ - 2.9%
Consumer, Cyclical - 0.8%
MB2 Dental Solutions LLC
11.42% (1 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††		73,267,611	72,426,513
Zephyr Bidco Ltd.
9.97% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP	23,950,000	28,794,116
First Brands Group LLC
10.88% (6 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27		14,737,877	14,526,094
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		13,930,934	13,735,065
BCP V Modular Services Holdings IV Ltd.
8.40% (3 Month EURIBOR + 4.43%, Rate Floor: 4.43%) due 12/15/28	EUR	11,600,000	11,495,248
Packers Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28		14,544,396	8,581,193
Adevinta ASA
6.47% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 06/26/28	EUR	7,761,111	8,197,463
Flamingo
7.46% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 03/27/28	EUR	7,554,688	7,454,273
New Trojan Parent, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28		13,733,875	7,164,551
Rent-A-Center, Inc.
8.88% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/17/28		463,670	461,787
WW International, Inc.
8.93% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 04/13/28		200,000	150,334
Total Consumer, Cyclical			172,986,637

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Consumer, Non-cyclical - 0.7%
Quirch Foods Holdings LLC
10.45% (3 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 10/27/27		28,670,562	$28,509,433
PetIQ LLC
9.84% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 04/13/28†††		27,696,519	27,142,588
Mission Veterinary Partners
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/27/28		18,914,000	18,701,218
Southern Veterinary Partners LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/05/27		15,682,003	15,569,249
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28		15,715,715	13,908,408
Sigma Holding BV (Flora Food)
7.41% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	12,800,882	13,482,278
Nidda Healthcare Holding GmbH
7.31% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 08/21/26	EUR	12,766,306	13,379,985
Blue Ribbon LLC
11.44% (1 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 05/08/28		13,365,000	11,226,600
Confluent Health LLC
9.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 11/30/28		9,219,343	8,742,979
HAH Group Holding Co. LLC
10.42% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27		4,488,738	4,425,133
Elanco Animal Health, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/02/27		1,706,118	1,671,757
Total Consumer, Non-cyclical			156,759,628

Technology - 0.4%
Datix Bidco Ltd.
8.68% (6 Month GBP SONIA + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	GBP	45,800,000	54,833,268

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
RLDatix
9.53% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		19,781,561	$19,411,645
Team.Blue Finco SARL
7.06% (1 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 03/30/28	EUR	6,542,484	6,738,267
Aston FinCo SARL
9.96% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP	5,670,008	5,862,734
9.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 10/09/26		743,571	639,471
Emerald TopCo, Inc. (Press Ganey)
9.18% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/24/26		456,875	438,715
Total Technology			87,924,100

Industrial - 0.4%
United Airlines, Inc.
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/21/28		31,894,439	31,901,774
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27		23,269,024	24,144,172
CapStone Acquisition Holdings, Inc.
10.17% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 11/12/27†††		8,552,520	8,354,948
Air Canada
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/11/28		4,353,008	4,352,094
Dispatch Terra Acquisition LLC
9.79% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 03/27/28		3,806,040	3,501,556
Merlin Buyer, Inc.
9.32% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28		617,480	604,747
API Heat Transfer
16.65% (1 Month Term SOFR, Rate Floor 0.00%) (in-kind rate was 16.65%) due 01/01/24†††,15		64,580	59,235
16.43% (1 Month Term SOFR, Rate Floor 0.00%) (in-kind rate was 16.43%) due 10/31/23†††,15		11,522	11,522
Total Industrial			72,930,048

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~		Value
Financial - 0.4%
Higginbotham Insurance Agency, Inc.
10.92% (1 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 11/24/28†††		23,626,880	$23,395,764
10.92% (1 Month Term SOFR + 5.35%, Rate Floor: 5.35%) due 11/25/26†††		11,262,629	11,152,459
Jane Street Group LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/26/28		15,617,889	15,559,321
Citadel Securities, LP
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 07/29/30		14,101,089	14,057,094
HighTower Holding LLC
9.61% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 04/21/28		8,438,206	8,417,111
Total Financial			72,581,749

Basic Materials - 0.2%
INEOS Ltd.
6.61% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	31,100,000	32,351,300
Trinseo Materials Operating S.C.A.
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/03/28		10,850,250	9,080,900
Arsenal AIC Parent LLC
9.88% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 08/19/30		1,000,000	997,080
Total Basic Materials			42,429,280

Communications - 0.0%
Xplornet Communications, Inc.
9.65% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/02/28		5,966,937	4,660,178
Radiate Holdco LLC
8.68% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 09/25/26		2,422,592	1,975,817
Zayo Group Holdings, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,652,094	1,345,317
Total Communications			7,981,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Energy - 0.0%
Venture Global Calcasieu Pass LLC
8.04% (1 Month Term SOFR + 2.63%, Rate Floor: 2.63%) due 08/19/26	6,371,023	$6,312,600
Total Senior Floating Rate Interests
(Cost $666,810,837)		619,905,354

FEDERAL AGENCY BONDS†† - 0.9%
Tennessee Valley Authority
4.25% due 09/15/65	138,205,000	110,219,455
4.63% due 09/15/60	42,436,000	36,836,697
5.38% due 04/01/56	9,283,000	9,192,611
due 09/15/53[8,11]	1,612,000	301,228
due 09/15/55[8,11]	1,612,000	268,475
due 09/15/56[8,11]	1,612,000	253,829
due 03/15/57[8,11]	1,612,000	246,809
due 09/15/57[8,11]	1,612,000	239,982
due 09/15/58[8,11]	1,612,000	226,120
due 03/15/59[8,11]	1,612,000	219,856
due 09/15/59[8,11]	1,612,000	213,764
due 09/15/60[8,11]	1,612,000	202,082
due 09/15/54[8,11]	1,020,000	179,681
due 03/15/61[8,11]	1,020,000	124,326
due 09/15/61[8,11]	1,020,000	120,881
due 09/15/62[8,11]	1,020,000	113,843
due 03/15/63[8,11]	1,020,000	110,684
due 09/15/63[8,11]	1,020,000	107,612
due 09/15/64[8,11]	1,020,000	101,722
due 03/15/65[8,11]	1,020,000	98,899
due 09/15/65[8,11]	1,020,000	96,547
Tennessee Valley Authority Principal Strips
due 01/15/48[7,11]	38,804,000	9,959,163
due 12/15/42[7,11]	23,785,000	8,129,998
due 01/15/38[7,11]	15,800,000	7,268,932
due 09/15/65[7,11]	3,500,000	331,289
due 09/15/39[7,11]	570,000	235,470
due 04/01/56[7,11]	540,000	87,231
Federal Farm Credit Bank
3.00% due 03/08/32	4,100,000	3,469,523
2.04% due 12/22/45	2,870,000	1,553,178
3.11% due 08/05/48	1,500,000	1,011,405
2.43% due 01/29/37	720,000	529,778
2.90% due 12/09/41	720,000	493,146
2.84% due 06/01/46	720,000	456,626
1.99% due 07/30/40	300,000	182,382
2.60% due 09/06/39	250,000	170,642
2.59% due 12/30/41	180,000	116,704
2.74% due 11/01/39	144,000	100,291
2.59% due 08/24/46	140,000	84,823
3.67% due 02/26/44	70,000	54,100
Freddie Mac
2.05% due 08/19/50	2,010,000	1,027,588
2.02% due 10/05/45	720,000	386,708
2.25% due 09/15/50	360,000	192,802
Federal Home Loan Bank
6.15% due 07/12/33	650,000	647,378
2.45% due 08/16/41	540,000	344,879
3.63% due 06/22/43	350,000	270,432
Total Federal Agency Bonds
(Cost $327,540,643)		196,579,571

MUNICIPAL BONDS†† - 0.5%
California - 0.2%
California Statewide Communities Development Authority Revenue Bonds
7.14% due 08/15/47	10,500,000	11,004,734
California Public Finance Authority Revenue Bonds
3.07% due 10/15/40	8,000,000	5,487,865
2.55% due 01/01/40	3,600,000	2,388,047
Oakland Unified School District/Alameda County General Obligation Unlimited
2.87% due 08/01/35	7,405,000	5,634,293
San Mateo Foster City School District General Obligation Unlimited
3.06% due 08/01/44	6,125,000	4,167,519

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
California State University Revenue Bonds
2.98% due 11/01/51	5,000,000	$3,172,002
Oakland Redevelopment Agency Successor Agency Tax Allocation
4.00% due 09/01/39	1,100,000	886,107
Hillsborough City School District General Obligation Unlimited
due 09/01/37[11]	1,000,000	438,169
due 09/01/39[11]	1,000,000	382,930
Total California		33,561,666

New York - 0.1%
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50	40,185,000	26,604,809

Texas - 0.1%
Dallas Fort Worth International Airport Revenue Bonds
3.09% due 11/01/40	13,800,000	10,155,100
Central Texas Turnpike System Revenue Bonds
3.03% due 08/15/41	3,150,000	2,148,915
Central Texas Regional Mobility Authority Revenue Bonds
3.17% due 01/01/41	3,000,000	2,110,855
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50	2,500,000	1,569,842
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37	1,500,000	1,146,002
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50	1,300,000	875,363
Grand Parkway Transportation Corp. Revenue Bonds
3.31% due 10/01/49	1,000,000	674,392
Total Texas		18,680,469

Illinois - 0.0%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,200,000	4,995,504
6.63% due 02/01/35	1,680,000	1,717,258
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	4,466,856
Total Illinois		11,179,618

Mississippi - 0.1%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41	11,800,000	8,058,883

Alabama - 0.0%
Auburn University Revenue Bonds
2.68% due 06/01/50	6,500,000	3,857,272

Ohio - 0.0%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50	4,000,000	2,416,676

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Face Amount~	Value
Washington - 0.0%
Central Washington University Revenue Bonds
6.95% due 05/01/40	1,750,000	$1,849,384

Arizona - 0.0%
Northern Arizona University Revenue Bonds
3.09% due 08/01/39	2,350,000	1,707,017

Oklahoma - 0.0%
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	1,000,000	670,637
Oklahoma Development Finance Authority Revenue Bonds
4.65% due 08/15/30	450,000	395,599
Total Oklahoma		1,066,236

Idaho - 0.0%
Boise State University Revenue Bonds
3.06% due 04/01/40	250,000	181,530
Total Municipal Bonds
(Cost $150,742,439)		109,163,560

FOREIGN GOVERNMENT DEBT†† - 0.1%
Panama Government International Bond
4.50% due 04/16/50	22,700,000	15,420,228
Total Foreign Government Debt
(Cost $25,379,679)		15,420,228

SENIOR FIXED RATE INTERESTS††† - 0.0%
Industrial - 0.0%
CTL Logistics
2.65% due 10/10/42	6,849,961	4,997,084
Total Senior Fixed Rate Interests
(Cost $6,849,961)		4,997,084

	Notional Value		Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	510,300,000	1,021,753
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	506,250,000	1,013,644
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	253,750,000	508,073
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	USD	207,200,000	414,868
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	USD	510,300,000	319,759
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	508,900,000	318,882

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Notional Value		Value
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	251,100,000	$157,342
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	USD	207,200,000	129,834
Total Interest Rate Options			3,884,155

Total OTC Options Purchased
(Cost $12,606,709)			3,884,155

Total Investments - 106.0%
(Cost $25,210,827,568)			$22,340,129,676

OTC INTEREST RATE SWAPTIONS WRITTEN††,16 - (0.0)%
Put Swaptions on:
Interest Rate Swaptions
Barclays Bank plc 5-Year Interest Rate Swap Expiring October 2023 with exercise rate of 3.93%	USD	354,750,000	(7,082,875)
Total Interest Rate Swaptions			(7,082,875)

Total OTC Interest Rate Swaptions Written
(Premiums received $2,447,775)			(7,082,875)
Other Assets & Liabilities, net - (6.0)%			(1,272,706,457)
Total Net Assets - 100.0%			$21,060,340,344

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	ICE	ITRAXX.EUR.38.V1	1.00%	Quarterly	12/20/27
BofA Securities, Inc.	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28

Notional Amount~		Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
EUR	216,100,000	$(3,012,500)	$(1,690,867)	$(1,321,633)
	196,300,000	(3,076,777)	812,980	(3,889,757)
		$(6,089,277)	$(877,887)	$(5,211,390)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight	4.35%	Annually	10/03/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	2.78%	Annually	07/18/27

Notional Amount	Value	Upfront Premiums Paid	Unrealized Depreciation**
$800,000,000	$3,900	$3,900	$—
900,000,000	(36,980,289)	3,913	(36,984,202)
1,803,000,000	(106,906,307)	6,333	(106,912,640)
	$(143,882,696)	$14,146	$(143,896,842)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	180,685,000	194,306,481 USD	10/16/23	$3,140,794
Morgan Stanley Capital Services LLC	GBP	Sell	79,980,000	99,897,499 USD	10/16/23	2,309,715
						$5,450,509

OTC Interest Rate Swaptions Written

Counterparty/ Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Barclays Bank plc 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.93%	10/16/23	3.93%	$354,750,000	$(7,082,875)

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Special Purpose Acquisition Company (SPAC).
[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $7,909,985,004 (cost $8,834,146,219), or 37.6% of total net assets.

[5]

All or a portion of this security has been physically segregated or earmarked in connection with reverse repurchase agreements. At September 30, 2023, the total market value of segregated or earmarked securities was $1,331,012,098. — see Note 6.

[6]	Rate indicated is the 7-day yield as of September 30, 2023.
[7]	Security is a principal-only strip.
[8]	Security is an interest-only strip.
[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[10]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $149,277,009 (cost $157,963,275), or 0.7% of total net assets — See Note 10.

[11]	Zero coupon rate security.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[13]	Perpetual maturity.
[14]	Security is in default of interest and/or principal obligations.
[15]	Payment-in-kind security.
[16]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
[17]	Security is unsettled at period end and does not have a stated effective rate.
[18]	Face amount of security is adjusted for inflation.
BofA — Bank of America
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$168,023	$—	$2,503	$170,526
Preferred Stocks	—	582,057,031	47,610,124	629,667,155
Warrants	30,817	—	104	30,921
Mutual Funds	192,037,440	—	—	192,037,440
Money Market Funds	219,666,392	—	—	219,666,392
U.S. Government Securities	—	5,744,781,061	—	5,744,781,061
Collateralized Mortgage Obligations	—	5,058,573,981	94,495,909	5,153,069,890
Asset-Backed Securities	—	4,266,192,809	567,198,526	4,833,391,335
Corporate Bonds	—	4,300,392,629	316,972,375	4,617,365,004
Senior Floating Rate Interests	—	403,117,412	216,787,942	619,905,354
Federal Agency Bonds	—	196,579,571	—	196,579,571
Municipal Bonds	—	109,163,560	—	109,163,560
Foreign Government Debt	—	15,420,228	—	15,420,228
Senior Fixed Rate Interests	—	—	4,997,084	4,997,084
Options Purchased	—	3,884,155	—	3,884,155
Forward Foreign Currency Exchange Contracts**	—	5,450,509	—	5,450,509
Total Assets	$411,902,672	$20,685,612,946	$1,248,064,567	$22,345,580,185

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Swaptions Written	$—	$7,082,875	$—	$7,082,875
Credit Default Swap Agreements**	—	5,211,390	—	5,211,390
Interest Rate Swap Agreements**	—	143,896,842	—	143,896,842
Unfunded Loan Commitments (Note 9)	—	—	151,690	151,690
Total Liabilities	$—	$156,191,107	$151,690	$156,342,797

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $1,279,248,820 are categorized as Level 2 within the disclosure hierarchy — See Note 6.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$348,506,786	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	179,228,158	Yield Analysis	Yield	4.0%-8.9%	7.0%
Asset-Backed Securities	26,816,409	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	12,647,173	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	53,058,374	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	25,301,225	Model Price	Purchase Price	—	—
Collateralized Mortgage Obligations	16,136,310	Model Price	Purchase Price	—	—
Common Stocks	1,565	Enterprise Valuation	Valuation Multiple	2.7x-8.1x	4.0x
Common Stocks	938	Model Price	Liquidation Value	—	—
Corporate Bonds	195,706,461	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	77,060,742	Yield Analysis	Yield	6.7%-7.6%	7.0%
Corporate Bonds	44,205,172	Model Price	Purchase Price	—	—
Preferred Stocks	47,000,000	Third Party Pricing	Trade Price	—	—
Preferred Stocks	610,124	Enterprise Valuation	Valuation Multiple	4.8x-4.9x	4.9x
Senior Fixed Rate Interests	4,997,084	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	189,574,597	Yield Analysis	Yield	10.4%-11.8%	11.4%
Senior Floating Rate Interests	27,142,588	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	70,757	Model Price	Purchase Price	—	—
Warrants	104	Model Price	Liquidation Value	—	—
Total Assets	$1,248,064,567
Liabilities:
Unfunded Loan Commitments	$151,690	Model Price	Purchase Price	—	—

*	Inputs are weighted by the fair value of the instruments.

Significant changes in quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund did not have any securities transfer into Level 3 from Level 2 and had securities with a total value of $60,094,003 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Warrants
Beginning Balance	$648,109,541	$68,443,202	$458,761,982	$332,581,132	$103
Purchases/(Receipts)	259,226,142	41,484,496	66,450,000	11,209,880	1
(Sales, maturities and paydowns)/Fundings	(348,622,190)	(12,897,750)	(203,505,276)	(73,341,690)	—
Amortization of premiums/discounts	1,158,702	(9,880)	(19,316)	708,928	—
Corporate actions	—	—	—	(5,176,600)	—
Total realized gains (losses) included in earnings	(13,439,624)	(2,157,884)	(36,187,208)	(3,839,061)	—
Total change in unrealized appreciation (depreciation) included in earnings	20,766,105	(366,275)	31,472,193	14,739,206	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(150)	—	—	(60,093,853)	—
Ending Balance	$567,198,526	$94,495,909	$316,972,375	$216,787,942	$104
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(6,079,438)	$(2,342,514)	$(8,726,058)	$6,951,198	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

	Assets				Liabilities
	Common Stocks	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loan Commitments
Beginning Balance	$1,382	$—	$5,402,287	$1,513,299,629	$(1,043,263)
Purchases/(Receipts)	6	47,000,000	—	425,370,525	(130,141)
(Sales, maturities and paydowns)/Fundings	—	—	(201,511)	(638,568,417)	299,073
Amortization of premiums/discounts	—	—	—	1,838,434	—
Corporate actions	7,671	5,168,929	—	—	—
Total realized gains (losses) included in earnings	—	—	—	(55,623,777)	(164,102)
Total change in unrealized appreciation (depreciation) included in earnings	(6,556)	(4,558,805)	(203,692)	61,842,176	886,743
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	(60,094,003)	—
Ending Balance	$2,503	$47,610,124	$4,997,084	$1,248,064,567	$(151,690)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(6,556)	$(4,562,914)	$(203,692)	$(14,969,974)	$3,139

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
Angel Oak Mortgage Trust 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
Angel Oak Mortgage Trust 2023-1 2023-1, 4.75% due 09/26/67	5.75%	01/01/27	—	—
Angel Oak Mortgage Trust 2023-2 2023-2, 4.65% due 10/25/67	5.65%	02/01/27	—	—
Angel Oak Mortgage Trust 2023-2 2023-2, 4.65% due 10/25/67	5.65%	02/01/27	—	—
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
BRAVO Residential Funding Trust 2023-NQM2 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—
BRAVO Residential Funding Trust 2023-NQM2 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	—

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
TOTAL RETURN BOND FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2023-NQM2 2023-NQM2, 4.50% due 05/25/62	5.50%	02/01/27	—	12/31/99
BRAVO Residential Funding Trust 2023-NQM5 2023-NQM5, 7.01% due 06/25/63	8.01%	07/01/27	—	—
BRAVO Residential Funding Trust 2023-NQM6 2023-NQM6, 7.06% due 09/25/63	8.06%	08/01/27	—	—
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10 17%	09/25/26
GCAT 2023-NQM2 Trust 2023-NQM2, 6.24% due 11/25/67	7.24%	01/01/27	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX 2023-NQM2 Trust 2023-NQM2, 6.72% due 01/25/62	7.72%	02/01/27	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OBX Trust 2023-NQM2, 6.32% due 01/25/62	7.32%	02/01/27	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM 2023-RCF1 LLC 2023-RCF1, 4.00% due 06/25/53	5.00%	06/25/27	—	—
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—
Verus Securitization Trust 2022-8, 6.13% due 09/25/67	7.13%	10/01/26	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
TOTAL RETURN BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)
Common Stocks
BP Holdco LLC *	$323	$—	$—	$—
Mutual Funds
Guggenheim Limited Duration Fund — R6-Class	—	120,801,101	—	—
Guggenheim Strategy Fund II	26,646,371	1,424,473	—	—
Guggenheim Strategy Fund III	14,383,324	779,080	—	—
Guggenheim Ultra Short Duration Fund — Institutional Class	26,156,766	1,309,979	—	—
	$67,186,784	$124,314,633	$—	$—

Security Name	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Common Stocks
BP Holdco LLC *	$360	$683	532	$—
Mutual Funds
Guggenheim Limited Duration Fund — R6-Class	(407,503)	120,393,598	5,103,586	893,942
Guggenheim Strategy Fund II	338,291	28,409,135	1,170,545	1,424,864
Guggenheim Strategy Fund III	164,124	15,326,528	630,981	779,818
Guggenheim Ultra Short Duration Fund — Institutional Class	441,434	27,908,179	2,862,377	1,309,760
	$536,706	$192,038,123		$4,408,384

*	Non-income producing security.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $25,016,707,231)	$22,148,091,553
Investments in affiliated issuers, at value (cost $194,120,337)	192,038,123
Foreign currency, at value (cost $1,373,017)	1,371,308
Segregated cash with broker	27,023,144
Cash	4,261,026
Unamortized upfront premiums paid on credit default swap agreements	812,980
Unamortized upfront premiums paid on interest rate swap agreements	14,146
Unrealized appreciation on forward foreign currency exchange contracts	5,450,509
Prepaid expenses	927,151
Receivables:
Securities sold	905,702,469
Interest	176,042,776
Fund shares sold	34,373,486
Dividends	1,539,604
Foreign tax reclaims	3,300
Investment Adviser	608
Other assets	75
Total assets	23,497,652,258

Liabilities:
Unfunded loan commitments, at value (Note 9) (commitment fees received $154,829)	151,690
Reverse repurchase agreements	1,279,248,820
Options written, at value (premiums received $2,447,775)	7,082,875
Segregated cash due to broker	4,086,000
Unamortized upfront premiums received on credit default swap agreements	1,690,867
Payable for:
Securities purchased	1,038,137,248
Fund shares redeemed	69,813,683
Variation margin on interest rate swap agreements	16,687,044
Distributions to shareholders	6,108,639
Management fees	5,979,187
Transfer agent/maintenance fees	5,260,268
Protection fees on credit default swap agreements	369,725
Distribution and service fees	309,177
Swap Settlement	266,112
Fund accounting/administration fees	159,901
Due to Investment Adviser	66,284
Trustees’ fees*	10,943
Variation margin on credit default swap agreements	615
Miscellaneous	1,882,836
Total liabilities	2,437,311,914
Net assets	$21,060,340,344

Net assets consist of:
Paid in capital	$26,117,848,412
Total distributable earnings (loss)	(5,057,508,068)
Net assets	$21,060,340,344

A-Class:
Net assets	$444,453,693
Capital shares outstanding	19,735,607
Net asset value per share	$22.52
Maximum offering price per share (Net asset value divided by 96.00%)	$23.46

C-Class:
Net assets	$158,465,895
Capital shares outstanding	7,035,909
Net asset value per share	$22.52

P-Class:
Net assets	$393,752,403
Capital shares outstanding	17,489,787
Net asset value per share	$22.51

Institutional Class:
Net assets	$19,802,141,567
Capital shares outstanding	878,521,853
Net asset value per share	$22.54

R6-Class:
Net assets	$261,526,786
Capital shares outstanding	11,595,853
Net asset value per share	$22.55

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$14,718,970
Dividends from securities of affiliated issuers	4,408,384
Interest from securities in unaffiliated issuers (net of foreign withholding tax of ($221,231)	1,026,901,130
Total investment income	1,046,028,484

Expenses:
Management fees	76,742,003
Distribution and service fees:
A-Class	1,141,906
C-Class	1,777,813
P-Class	1,113,801
Transfer agent/maintenance fees:
A-Class	433,470
C-Class	179,980
P-Class	899,191
Institutional Class	19,170,291
R6-Class	25,101
Interest expense	28,802,774
Fund accounting /administration fees	8,036,992
Professional fees	1,512,526
Line of credit fees	1,278,649
Custodian fees	509,353
Trustees’ fees*	290,305
Miscellaneous	1,495,662
Recoupment of previously waived fees:
A-Class	53,029
C-Class	36,525
P-Class	17,216
Institutional Class	629,048
R6-Class	7,252
Total expenses	144,152,887
Less:
Expenses reimbursed by Adviser:
A-Class	(56,720)
C-Class	(42,625)
P-Class	(499,697)
Institutional Class	(10,025,149)
R6-Class	(816)
Expenses waived by Adviser	(6,228,246)
Earnings Credits applied	(224,001)
Total waived/reimbursed expenses	(17,077,254)
Net expenses	127,075,633
Net investment income	918,952,851

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,349,884,601)
Swap agreements	(72,704,993)
Futures contracts	6,650,025
Options purchased	(37,392,568)
Options written	3,962,226
Forward foreign currency exchange contracts	(24,237,064)
Foreign currency transactions	1,056,907
Net realized loss	(1,472,550,068)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	814,060,753
Investments in affiliated issuers	536,706
Swap agreements	(2,741,186)
Options purchased	(60,803,044)
Options written	11,748,516
Forward foreign currency exchange contracts	(6,880,855)
Foreign currency translations	163,294
Net change in unrealized appreciation (depreciation)	756,084,184
Net realized and unrealized loss	(716,465,884)
Net increase in net assets resulting from operations	$202,486,967

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$918,952,851	$759,469,621
Net realized loss on investments	(1,472,550,068)	(513,869,862)
Net change in unrealized appreciation (depreciation) on investments	756,084,184	(4,435,908,740)
Net increase (decrease) in net assets resulting from operations	202,486,967	(4,190,308,981)

Distributions to shareholders:
A-Class	(19,019,129)	(22,845,332)
C-Class	(6,072,905)	(8,847,797)
P-Class	(18,625,018)	(35,091,237)
Institutional Class	(818,465,001)	(948,608,650)
R6-Class	(10,162,965)	(9,592,901)
Total distributions to shareholders	(872,345,018)	(1,024,985,917)

Capital share transactions:
Proceeds from sale of shares
A-Class	190,008,832	162,652,775
C-Class	32,292,309	22,676,431
P-Class	143,216,250	277,767,413
Institutional Class	9,905,246,248	8,822,932,131
R6-Class	140,809,681	141,977,419
Distributions reinvested
A-Class	16,394,524	19,669,319
C-Class	5,230,841	7,577,710
P-Class	18,492,403	35,091,237
Institutional Class	725,020,898	839,074,338
R6-Class	9,871,684	9,497,105
Cost of shares redeemed
A-Class	(176,845,859)	(310,183,050)
C-Class	(72,847,845)	(102,439,268)
P-Class	(327,848,764)	(599,756,830)
Institutional Class	(7,698,063,900)	(12,268,295,169)
R6-Class	(90,056,671)	(141,160,025)
Net increase (decrease) from capital share transactions	2,820,920,631	(3,082,918,464)
Net increase (decrease) in net assets	2,151,062,580	(8,298,213,362)

Net assets:
Beginning of year	18,909,277,764	27,207,491,126
End of year	$21,060,340,344	$18,909,277,764

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	8,094,504	6,128,429
C-Class	1,375,517	850,424
P-Class	6,070,940	10,325,436
Institutional Class	421,456,679	335,372,608
R6-Class	5,994,350	5,491,289
Shares issued from reinvestment of distributions
A-Class	702,293	736,999
C-Class	224,186	283,159
P-Class	793,085	1,309,242
Institutional Class	31,049,191	31,483,958
R6-Class	422,497	356,973
Shares redeemed
A-Class	(7,564,633)	(11,761,205)
C-Class	(3,122,803)	(3,897,258)
P-Class	(14,121,799)	(22,953,593)
Institutional Class	(330,170,194)	(470,717,032)
R6-Class	(3,874,827)	(5,318,515)
Net increase (decrease) in shares	117,328,986	(122,309,086)

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.12	$28.94	$29.76	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	.78	.72	.56	.64
Net gain (loss) on investments (realized and unrealized)	(.65)	(5.53)	(.05)	2.41	.85
Total from investment operations	.38	(4.75)	.67	2.97	1.49
Less distributions from:
Net investment income	(.98)	(.80)	(.76)	(.63)	(.65)
Net realized gains	—	(.27)	(.73)	—	(.11)
Total distributions	(.98)	(1.07)	(1.49)	(.63)	(.76)
Net asset value, end of period	$22.52	$23.12	$28.94	$29.76	$27.42

Total Return[b]	1.55%	(16.82%)	2.27%	10.96%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$444,454	$427,870	$677,172	$804,750	$609,602
Ratios to average net assets:
Net investment income (loss)	4.40%	2.94%	2.47%	1.99%	2.37%
Total expenses[c]	0.96%	0.85%	0.84%	0.87%	0.96%
Net expenses[d,e,f]	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	90%	55%	92%	116%	68%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.13	$28.94	$29.76	$27.43	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.86	.58	.50	.35	.43
Net gain (loss) on investments (realized and unrealized)	(.67)	(5.52)	(.05)	2.40	.87
Total from investment operations	.19	(4.94)	.45	2.75	1.30
Less distributions from:
Net investment income	(.80)	(.60)	(.54)	(.42)	(.45)
Net realized gains	—	(.27)	(.73)	—	(.11)
Total distributions	(.80)	(.87)	(1.27)	(.42)	(.56)
Net asset value, end of period	$22.52	$23.13	$28.94	$29.76	$27.43

Total Return[b]	0.74%	(17.41%)	1.50%	10.10%	4.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,466	$197,933	$327,712	$338,656	$286,050
Ratios to average net assets:
Net investment income (loss)	3.65%	2.18%	1.72%	1.24%	1.62%
Total expenses[c]	1.72%	1.63%	1.59%	1.59%	1.60%
Net expenses[d,e,f]	1.66%	1.56%	1.53%	1.55%	1.55%
Portfolio turnover rate	90%	55%	92%	116%	68%

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.12	$28.93	$29.75	$27.42	$26.69
Income (loss) from investment operations:
Net investment income (loss)[a]	1.03	.77	.72	.56	.63
Net gain (loss) on investments (realized and unrealized)	(.66)	(5.51)	(.05)	2.40	.86
Total from investment operations	.37	(4.74)	.67	2.96	1.49
Less distributions from:
Net investment income	(.98)	(.80)	(.76)	(.63)	(.65)
Net realized gains	—	(.27)	(.73)	—	(.11)
Total distributions	(.98)	(1.07)	(1.49)	(.63)	(.76)
Net asset value, end of period	$22.51	$23.12	$28.93	$29.75	$27.42

Total Return	1.51%	(16.79%)	2.27%	10.92%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$393,752	$572,113	$1,043,507	$926,745	$819,770
Ratios to average net assets:
Net investment income (loss)	4.41%	2.90%	2.47%	1.98%	2.37%
Total expenses[c]	1.06%	0.93%	0.87%	0.88%	0.87%
Net expenses[d,e,f]	0.91%	0.81%	0.79%	0.80%	0.80%
Portfolio turnover rate	90%	55%	92%	116%	68%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.14	$28.97	$29.78	$27.45	$26.71
Income (loss) from investment operations:
Net investment income (loss)[a]	1.10	.86	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	(.66)	(5.54)	(.05)	2.39	.87
Total from investment operations	.44	(4.68)	.76	3.04	1.58
Less distributions from:
Net investment income	(1.04)	(.88)	(.84)	(.71)	(.73)
Net realized gains	—	(.27)	(.73)	—	(.11)
Total distributions	(1.04)	(1.15)	(1.57)	(.71)	(.84)
Net asset value, end of period	$22.54	$23.14	$28.97	$29.78	$27.45

Total Return	1.84%	(16.59%)	2.59%	11.23%	6.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,802,142	$17,501,690	$24,912,049	$19,152,857	$12,138,270
Ratios to average net assets:
Net investment income (loss)	4.69%	3.23%	2.76%	2.29%	2.64%
Total expenses[c]	0.71%	0.62%	0.57%	0.57%	0.58%
Net expenses[d,e,f]	0.62%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	90%	55%	92%	116%	68%

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019
Per Share Data
Net asset value, beginning of period	$23.16	$28.98	$29.80	$27.46	$26.73
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	.87	.81	.65	.71
Net gain (loss) on investments (realized and unrealized)	(.67)	(5.54)	(.06)	2.40	.86
Total from investment operations	.44	(4.67)	.75	3.05	1.57
Less distributions from:
Net investment income	(1.05)	(.88)	(.84)	(.71)	(.73)
Net realized gains	—	(.27)	(.73)	—	(.11)
Total distributions	(1.05)	(1.15)	(1.57)	(.71)	(.84)
Net asset value, end of period	$22.55	$23.16	$28.98	$29.80	$27.46

Total Return	1.84%	(16.55%)	2.56%	11.26%	5.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$261,527	$209,671	$247,051	$167,409	$55,441
Ratios to average net assets:
Net investment income (loss)	4.73%	3.26%	2.76%	2.28%	2.64%
Total expenses[c]	0.62%	0.53%	0.50%	0.52%	0.52%
Net expenses[d,e,f]	0.58%	0.52%	0.50%	0.51%	0.51%
Portfolio turnover rate	90%	55%	92%	116%	68%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.01%	0.00%*	0.00%*	—
C-Class	0.02%	—	0.00%*	0.00%*	—
P-Class	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.00%*	—	—	0.00%*	—
R6-Class	0.00%*	0.01%	0.01%	0.00%*	0.00%*

*	Less than 0.01%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.76%	0.77%	0.78%	0.79%	0.79%
C-Class	1.52%	1.52%	1.53%	1.54%	1.54%
P-Class	0.76%	0.77%	0.78%	0.79%	0.79%
Institutional Class	0.47%	0.48%	0.49%	0.50%	0.50%
R6-Class	0.43%	0.48%	0.49%	0.50%	0.50%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization, and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Total Return Bond Fund (the “Fund”), a Diversified investment company. At September 30, 2023, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Mangagement, LLC (“GPIM” or “the Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor for the Trust. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between GPIM and Guggenheim Partners Advisors, LLC (“GPA”) that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment subadvisory services to the Fund. GPA operated as an investment sub-advisor to the Fund from April 29, 2022 to December 22, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

GPA, under the oversight of the Board and GPIM, assisted GPIM in the supervision and direction of the investment strategies of the Fund in accordance with its investment policies. As compensation for its services, GPIM paid GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service provider.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by pricing service provider which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Fund’s Statement of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(f) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(h) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS (continued)

in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

(l) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(m) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Fund’s Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Fund’s Statement of Operations.

(o) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(p) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(q) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Income	$2,462,500,000	$202,973,520

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for over-the-counter (“OTC”) options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Income, Hedge	$36,504	$435,140,833

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge	$272,105,417	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge, Income	$2,828,783,333	$—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Hedge, Income	$—	$276,583,333

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$8,388,091	$342,961,776

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	—
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Credit swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Total Value at September 30, 2023
$5,450,509	$3,884,155	$9,334,664

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
$143,896,842	$5,211,390	$—	$7,082,875	$156,191,107

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Interest rate option contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Interest rate/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$6,650,025	$(66,126,116)	$(6,578,877)	$20,354,103	$(36,569,467)	$(24,237,064)	$(823,101)	$(16,391,877)	$(123,722,374)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$—	$2,470,204	$(5,211,390)	$9,535,213	$(52,080,490)	$(6,880,855)	$(8,722,554)	$2,213,303	$(58,676,569)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to,engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options purchased	$3,884,155	$—	3,884,155	$(1,332,526)	$(1,776,285)	$775,344
Forward foreign currency exchange contracts	5,450,509	—	5,450,509	(3,140,794)	(2,309,715)	—

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Options Written	$7,082,875	$—	$7,082,875	$(4,473,320)	$—	$2,609,555

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements, interest rate swap agreements	$27,023,144	$—
Goldman Sachs International	Forward foreign currency exchange contracts, Options	—	440,000
Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts, Options	—	3,646,000
		27,023,144	4,086,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.79%	11/20/17	02/01/25
C-Class	1.54%	11/20/17	02/01/25
P-Class	0.79%	11/20/17	02/01/25
Institutional Class	0.50%	11/30/12	02/01/25
R6-Class	0.50%	10/19/16	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	Fund Total
A-Class	$421,811	$196,304	$56,238	$674,353
C-Class	174,119	167,978	42,447	384,544
P-Class	783,250	1,002,868	499,250	2,285,368
Institutional Class	16,070,214	19,248,693	10,006,046	45,324,953
R6-Class	—	—	—	—

For the year ended September 30, 2023, GI recouped $743,070 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the Fund waived $143,179 related to investments in affiliated funds.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2023, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2023	Average Balance Outstanding	Average Interest Rate
223	$1,279,248,820	$1,089,992,026	4.33%

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Fund’s Statement of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse repurchase agreements	$1,279,248,820	$—	$1,279,248,820	$(1,279,248,820)	$—	$—

As of September 30, 2023, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Goldman Sachs & Co. LLC	(2.75%)-(0.25%)*	Open Maturity	$6,360,066
J.P. Morgan Securities LLC	1.00%-6.33%*	—	1,272,888,754
Total			$1,279,248,820

*

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective as of September 30, 2023.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year end, aggregated by asset class of the related collateral pledged by the Fund:

Asset Type	Overnight and continuous	Total
Corporate Bonds	$7,201,003	$7,201,003
Federal Agency Notes	1,272,047,817	1,272,047,817
Gross amount of recognized liabilities for reverse repurchase agreements	$1,279,248,820	$1,279,248,820

Note 7– Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$872,345,018	$—	$872,345,018

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$882,654,723	$142,331,194	$1,024,985,917

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$32,244,950	$—	$(3,026,959,795)	$(1,977,547,791)	$(85,245,432)	$(5,057,508,068)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$(789,045,623)	$(1,188,465,791)	$(1,977,511,414)

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, real estate investment trusts and CLO securities, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, dividends payable, and the disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, income accruals on certain investments, the deferral of losses related to tax straddle investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$25,210,731,633	$—	$(3,026,793,064)	$(3,026,793,064)

Note 8 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$9,503,699,725	$10,726,934,687

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$9,543,039,501	$6,378,899,108

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Fontainbleau Vegas	01/31/26	$3,651,079	$—
HAH Group Holding Co. LLC	10/22/27	1,093	28
Higginbotham Insurance Agency, Inc.	11/25/28	15,480,171	151,662
Lightning A	03/01/37	28,235,288	—
Thunderbird A	03/01/37	28,657,667	—
		$76,025,298	$151,690

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd.
due 12/31/21[4]	10/01/15	$2,828,684	$987,305
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	6,372,379	6,282,538
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	3,262,590	3,164,128
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	18,003,546	14,579,738
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[1]	09/23/22	7,937,458	7,667,814
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[2]	05/09/14	—	150
Irwin Home Equity Loan Trust
2007-1 6.35% due 08/25/37	02/27/15	202	197
LSTAR Securities Investment Ltd.
2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	37,831,085	37,130,302
Morgan Stanley Re-REMIC Trust
2010-R5 3.47% due 06/26/36[3]	07/18/14	95,179	102,318
SPSS
5.14% due 11/15/52	03/30/23	132,433	124,144
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	81,499,719	79,238,375
		$157,963,275	$149,277,009

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[4]	Security is in default of interest and/or principal obligations.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (concluded)

from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
1.49%	1.34%	84.48%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

OTHER INFORMATION (Unaudited)(continued)

key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)**

● Guggenheim High Yield Fund
(“High Yield Fund”)*

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)**

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**

● Guggenheim Core Bond Fund
(“Core Bond Fund”)*

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)*

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

OTHER INFORMATION (Unaudited)(continued)

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

OTHER INFORMATION (Unaudited)(continued)

and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

OTHER INFORMATION (Unaudited)(continued)

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors,

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

OTHER INFORMATION (Unaudited)(continued)

fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Fund’s Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors. We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Ultra Short Duration Fund

GuggenheimInvestments.com	USD-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ULTRA SHORT DURATION FUND	12
NOTES TO FINANCIAL STATEMENTS	37
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57
OTHER INFORMATION	59
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	73
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	81
LIQUIDITY RISK MANAGEMENT PROGRAM	85

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”) is pleased to present the shareholder report for Guggenheim Ultra Short Duration Fund (“Fund”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is responsible for the management of the Fund’s portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2023

Ultra Short Duration Fund may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations (CLOs) generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. It is important to note that the Fund is not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.58%	2.95%	$1,000.00	$1,029.50	$2.95
Institutional Class	0.33%	3.08%	1,000.00	1,030.80	1.68

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.58%	5.00%	$1,000.00	$1,022.16	$2.94
Institutional Class	0.33%	5.00%	1,000.00	1,023.41	1.67

[1]

This ratio represents annualized net expenses, which may include short interest expense. Excluding these expenses, the operating expense ratios for the Fund would be 0.58% and 0.33% for the A-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Fund invests.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Ultra Short Duration Fund (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Kris L. Dorr, Managing Director and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 6.32% 1, outperforming the Bloomberg 1-3 Month U.S. Treasury Bill Index, the Fund’s benchmark, (“Benchmark”), which returned 4.63% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 169 basis points. Carry, or earned income, remained a consistent source of relative performance for the Fund. Spreads also added to performance relative to the Benchmark. A combination of the Fund’s allocation and selection biases within corporates and the Fund’s allocation to securitized credit drove most of the active performance versus the Benchmark. Duration detracted from performance as the Fund was positioned modestly overweight duration while the curve bear steepened. Bear steepening refers to yield-curve widening due to long-term rates increasing more than short-term rates, amid a period of falling bond prices and rising yields.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used forwards and swaps to help manage duration positioning and foreign exchange risk. Over the Reporting Period, interest rate swaps contributed to performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which had a negligible impact on performance over the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely without having to sacrifice yield due to the move higher in interest

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2023

rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently wide of the 90th percentile versus current corporate spreads.

Structured credit, the largest allocation in the Fund, represents roughly 61% of the Fund’s holdings. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation, which represents roughly 22% of the Fund’s holdings, has increasingly shifted higher in quality. About 21% is in investment-grade-rated corporate credit, and 1% is in below-investment-grade-rated corporate credit, which are broadly weighted toward BB-rated securities. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities across certain issuers and industries given tighter credit conditions across capital markets. Front end primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities.

As of the end of the Reporting Period, the Fund had a duration of 0.6 years. Duration remained constant over the Reporting Period, and we do not envision major shifts to the duration of the Fund moving forward. Lastly, the Fund ended the period with 15% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates appears unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

ULTRA SHORT DURATION FUND

OBJECTIVE: Seeks a high level of income consistent with the preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	November 30, 2018
Institutional Class	March 11, 2014

Ten Largest Holdings	% of Total Net Assets
Lake Shore MM CLO III LLC, 7.05%	2.2%
Athene Global Funding, 5.87%	2.1%
BX Commercial Mortgage Trust, 7.10%	1.9%
F&G Global Funding, 0.90%	1.8%
ABPCI Direct Lending Fund CLO V Ltd., 7.09%	1.6%
NYMT Loan Trust, 1.67%	1.3%
BRAVO Residential Funding Trust, 1.62%	1.3%
Golub Capital Partners CLO 49M Ltd., 7.12%	1.2%
OSAT Trust, 2.12%	1.2%
Oak Street Investment Grade Net Lease Fund Series, 1.85%	1.1%
Top Ten Total	15.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2023

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	44.3%
AA	10.2%
A	15.6%
BBB	15.9%
BB	1.4%
B	0.1%
NR2	10.6%
Other Instruments	1.9%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (03/11/14)
Institutional Class Shares	6.70%	1.84%	1.81%
Bloomberg 1-3 Month U.S. Treasury Bill Index	4.63%	1.71%	1.14%

	1 Year	Since Inception (11/30/18)
A-Class Shares	6.32%	1.59%
Bloomberg 1-3 Month U.S. Treasury Bill Index	4.63%	1.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg 1-3 Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on Institutional Class shares only, performance for A-Class shares will vary due to differences in fee structure. Prior to November 30, 2018, performance for Institutional Class shares reflects the performance of the Guggenheim Strategy Fund I, which did not charge a management fee and was not publicly offered as a separate investment product.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2023
ULTRA SHORT DURATION FUND

	Shares	Value
MONEY MARKET FUND† - 2.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[1]	10,066,401	$10,066,401
Total Money Market Fund
(Cost $10,066,401)		10,066,401

	Face Amount
ASSET-BACKED SECURITIES†† - 39.6%
Collateralized Loan Obligations - 31.2%
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,2	$11,350,000	11,190,722
HERA Commercial Mortgage Ltd.
2021-FL1 AS, 6.75% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%) due 02/18/38◊,2	5,000,000	4,787,988
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,2	3,666,687	3,558,266
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,2	8,141,632	8,041,511
BXMT Ltd.
2020-FL2 A, 6.35% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,2	3,408,219	3,238,881
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,2	2,500,000	2,338,632
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,2	2,550,000	2,323,570
Palmer Square Loan Funding Ltd.
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,2	4,500,000	4,417,723
2021-1A A1, 6.49% (3 Month Term SOFR + 1.16%, Rate Floor: 1.16%) due 04/20/29◊,2	1,762,108	1,758,393
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,2	1,000,000	986,197
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.12% (3 Month Term SOFR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,2	6,250,000	6,135,921

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,2	$5,700,000	$5,634,033
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,2	5,500,000	5,431,947
CIFC Funding Ltd.
2018-3A AR, 6.45% (3 Month Term SOFR + 1.13%, Rate Floor: 0.00%) due 04/19/29◊,2	5,395,904	5,386,639
FS Rialto
2021-FL3 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 11/16/36◊,2	5,500,000	5,255,368
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,2	5,000,000	4,955,056
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,2	4,100,000	4,006,582
2021-FL2 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,2	1,000,000	945,661
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 6.57% (3 Month Term SOFR + 1.26%, Rate Floor: 1.00%) due 01/15/31◊,2	4,769,448	4,752,754
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,2	4,750,000	4,676,123
LCM XXIV Ltd.
2021-24A AR, 6.57% (3 Month Term SOFR + 1.24%, Rate Floor: 0.98%) due 03/20/30◊,2	4,464,836	4,451,442
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,2	4,500,000	4,432,449
Parliament CLO II Ltd.
2021-2A A, 6.99% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,2	4,428,536	4,378,248
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,2	4,250,000	4,223,591

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
BRSP Ltd.
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,2	$4,250,000	$4,035,531
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.03% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,2	4,000,000	3,964,800
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,2	3,750,000	3,601,319
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,2	3,000,000	2,989,603
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,2	3,000,000	2,967,245
CHCP Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,2	2,973,299	2,948,466
BDS Ltd.
2021-FL8 C, 7.00% (1 Month Term SOFR + 1.66%, Rate Floor: 1.55%) due 01/18/36◊,2	2,000,000	1,921,104
2021-FL8 D, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 01/18/36◊,2	1,000,000	946,671
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,2	2,750,000	2,742,403
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,2	2,500,000	2,469,264
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,2	2,250,000	2,230,686
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,2	2,250,000	2,219,284
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,2	2,250,000	2,216,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
MidOcean Credit CLO VII
2020-7A A1R, 6.61% (3 Month Term SOFR + 1.30%, Rate Floor: 0.00%) due 07/15/29◊,2	$2,206,645	$2,196,793
Shackleton CLO Ltd.
2017-8A A1R, 6.51% (3 Month Term SOFR + 1.18%, Rate Floor: 0.00%) due 10/20/27◊,2	2,174,601	2,171,170
Madison Park Funding LIII Ltd.
2022-53A B, 7.08% (3 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 04/21/35◊,2	1,750,000	1,708,700
Cerberus Loan Funding XXXI, LP
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,2	1,680,701	1,673,560
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,2	1,637,890	1,628,503
Allegro CLO IX Ltd.
2018-3A A, 6.74% (3 Month Term SOFR + 1.43%, Rate Floor: 1.17%) due 10/16/31◊,2	1,500,000	1,496,026
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,2	1,250,000	1,233,987
Greystone Commercial Real Estate Notes
2021-FL3 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/15/39◊,2	1,000,000	951,322
STWD Ltd.
2021-FL2 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 04/18/38◊,2	1,000,000	909,185
Wellfleet CLO Ltd.
2020-2A A1R, 6.65% (3 Month Term SOFR + 1.32%, Rate Floor: 0.00%) due 10/20/29◊,2	900,917	899,565
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,2	850,000	820,149
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,2	710,254	708,145

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
LoanCore Issuer Ltd.
2019-CRE2 AS, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 05/15/36◊,2	$708,165	$692,895
Venture XIV CLO Ltd.
2020-14A ARR, 6.68% (3 Month Term SOFR + 1.29%, Rate Floor: 1.03%) due 08/28/29◊,2	664,314	662,896
Fortress Credit Opportunities VI CLO Ltd.
2018-6A A2R, 7.14% (3 Month Term SOFR + 1.86%, Rate Floor: 0.00%) due 07/10/30◊,2	250,000	246,927
2018-6A A1TR, 6.90% (3 Month Term SOFR + 1.62%, Rate Floor: 0.00%) due 07/10/30◊,2	167,680	165,557
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,2	281,968	280,767
Voya CLO Ltd.
2019-2A X, 6.24% (3 Month Term SOFR + 0.91%, Rate Floor: 0.65%) due 07/20/32◊,2	93,750	93,731
Total Collateralized Loan Obligations		161,100,000

Financial - 2.6%
Madison Avenue Secured Funding Trust
2022-1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	4,075,000	4,075,000
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,2	2,450,000	2,450,000
Station Place Securitization Trust
2022-SP1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,2	4,075,000	4,075,000
Madison Avenue Secured Funding Trust
due 10/15/24◊	1,800,000	1,800,000
Station Place Securitization Trust
due 10/15/24◊	900,000	900,000
Total Financial		13,300,000

Whole Business - 1.7%
Domino’s Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	4,276,725	3,970,216
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	3,193,125	2,760,993
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	1,329,750	1,150,478

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[2]	$962,500	$878,814
Total Whole Business		8,760,501

Transport-Container - 1.7%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	5,709,375	4,767,121
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	2,381,399	2,033,670
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	1,666,000	1,404,872
2020-1A, 2.73% due 08/21/45[2]	592,508	538,186
Total Transport-Container		8,743,849

Net Lease - 1.5%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	6,416,479	5,687,766
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[2]	2,120,507	1,815,126
Total Net Lease		7,502,892

Transport-Aircraft - 0.9%
Raspro Trust
2005-1A, 6.18% (3 Month Term SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,2	4,727,726	4,697,270
Total Asset-Backed Securities
(Cost $211,103,495)		204,104,512
CORPORATE BONDS†† - 22.6%
Financial - 11.1%
Athene Global Funding
5.87% (SOFR Compounded Index + 0.56%) due 08/19/24◊,2	11,000,000	10,892,196
F&G Global Funding
0.90% due 09/20/24[2]	9,700,000	9,159,705
Credit Suisse AG NY
5.73% (SOFR Compounded Index + 0.39%) due 02/02/24◊	5,250,000	5,239,388
Macquarie Group Ltd.
1.20% due 10/14/25[2,3]	5,250,000	4,978,148
Goldman Sachs Group, Inc.
6.02% (SOFR + 0.70%) due 01/24/25◊	2,600,000	2,591,108
Citigroup, Inc.
6.01% (SOFR + 0.69%) due 01/25/26◊	2,550,000	2,539,723
Jackson National Life Global Funding
1.75% due 01/12/25[2]	2,600,000	2,441,210
Starwood Property Trust, Inc.
3.75% due 12/31/24[2]	2,550,000	2,427,746
Bank of Nova Scotia
6.30% (SOFR Compounded Index + 0.96%) due 03/11/24◊	2,400,000	2,405,232
Morgan Stanley
6.26% (SOFR + 0.95%) due 02/18/26◊	2,400,000	2,402,390
FS KKR Capital Corp.
4.25% due 02/14/25[2]	2,450,000	2,345,861

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	$2,650,000	$2,333,829
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,150,000	2,019,492
GA Global Funding Trust
1.63% due 01/15/26[2]	1,300,000	1,160,376
OneMain Finance Corp.
3.50% due 01/15/27	1,150,000	984,687
Brighthouse Financial Global Funding
6.05% (SOFR + 0.76%) due 04/12/24◊,2	900,000	895,752
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	650,000	627,505
ING Groep N.V.
6.53% (3 Month USD LIBOR + 1.00%) due 10/02/23◊	500,000	500,000
First American Financial Corp.
4.60% due 11/15/24	500,000	490,317
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[2]	400,000	390,503
Apollo Management Holdings, LP
4.00% due 05/30/24[2]	350,000	344,828
Total Financial		57,169,996

Industrial - 3.7%
Ryder System, Inc.
3.35% due 09/01/25	4,820,000	4,595,755
IP Lending V Ltd.
5.13% due 04/02/26†††,2	4,700,000	4,371,000
TD SYNNEX Corp.
1.25% due 08/09/24	2,400,000	2,292,802
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	2,350,000	2,084,463
Vontier Corp.
1.80% due 04/01/26	2,150,000	1,925,714
Jabil, Inc.
1.70% due 04/15/26	650,000	583,913
4.25% due 05/15/27	600,000	567,413
Berry Global, Inc.
1.65% due 01/15/27	1,100,000	945,471
Penske Truck Leasing Company LP / PTL Finance Corp.
2.70% due 11/01/24[2]	900,000	866,372
Stericycle, Inc.
5.38% due 07/15/24[2]	550,000	542,902
Weir Group plc
2.20% due 05/13/26[2]	440,000	395,387
Total Industrial		19,171,192

Consumer, Non-cyclical - 2.7%
Global Payments, Inc.
1.50% due 11/15/24	5,700,000	5,414,274
Element Fleet Management Corp.
1.60% due 04/06/24[2]	4,900,000	4,782,422
Triton Container International Ltd.
2.05% due 04/15/26[2]	2,200,000	1,959,965
1.15% due 06/07/24[2]	1,700,000	1,635,961
General Mills, Inc.
6.58% (3 Month Term SOFR + 1.27%) due 10/17/23◊	200,000	200,053
Total Consumer, Non-cyclical		13,992,675

Consumer, Cyclical - 1.7%
Warnermedia Holdings, Inc.
3.64% due 03/15/25	5,700,000	5,497,592
Hyatt Hotels Corp.
1.80% due 10/01/24	3,500,000	3,357,716
Total Consumer, Cyclical		8,855,308

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
Communications - 1.2%
Rogers Communications, Inc.
2.95% due 03/15/25	$2,400,000	$2,288,929
T-Mobile USA, Inc.
2.63% due 04/15/26	1,600,000	1,479,734
2.25% due 02/15/26	600,000	552,339
Paramount Global
4.75% due 05/15/25	982,000	955,120
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	434,000	400,886
Sprint Spectrum Company LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC
4.74% due 03/20/25[2]	337,500	333,920
Total Communications		6,010,928

Technology - 1.1%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	4,300,000	3,878,192
Qorvo, Inc.
1.75% due 12/15/24[2]	2,050,000	1,926,115
Total Technology		5,804,307

Utilities - 0.9%
Alexander Funding Trust
1.84% due 11/15/23[2]	4,300,000	4,271,573
AES Corp.
3.30% due 07/15/25[2]	300,000	284,153
NRG Energy, Inc.
3.75% due 06/15/24[2]	275,000	269,285
Total Utilities		4,825,011

Basic Materials - 0.2%
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[2]	540,000	484,055
Anglo American Capital plc
5.38% due 04/01/25[2]	450,000	443,964
Total Basic Materials		928,019

Total Corporate Bonds
(Cost $122,909,822)		116,757,436

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.7%
Residential Mortgage-Backed Securities - 15.9%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,2	5,057,819	4,655,570
2021-RPL7, 1.93% (WAC) due 07/27/61◊,2	2,220,941	2,032,568
2020-RPL5, 3.02% (WAC) due 08/25/60◊,2	1,875,957	1,841,724
2021-RPL4, 1.80% (WAC) due 12/27/60◊,2	1,284,322	1,195,716
2020-NQM1, 1.21% due 05/25/65[2,4]	1,136,804	1,013,629
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,4]	7,447,977	6,547,185
2022-R1, 3.13% due 01/29/70[2,4]	2,849,095	2,552,858
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,2	804,629	797,695

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,2	$367,881	$361,886
PRPM LLC
2021-5, 1.79% due 06/25/26[2,4]	3,338,442	3,079,191
2022-1, 3.72% due 02/25/27[2,4]	3,195,920	3,059,090
2021-RPL2, 2.24% (WAC) due 10/25/51◊,2	2,000,000	1,545,877
2021-8, 1.74% (WAC) due 09/25/26◊,2	1,670,951	1,532,185
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,4]	7,402,216	6,706,541
2022-SP1, 5.25% due 07/25/62[2,4]	1,816,387	1,752,289
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,4]	3,173,026	2,872,248
2021-GS3, 1.75% due 07/25/61[2,4]	3,078,562	2,867,061
2021-GS2, 1.75% due 04/25/61[2,4]	1,423,377	1,314,706
2021-GS5, 2.25% due 07/25/67[2,4]	936,860	864,487
Verus Securitization Trust
2021-5, 1.37% (WAC) due 09/25/66◊,2	2,049,583	1,611,759
2021-6, 1.89% (WAC) due 10/25/66◊,2	1,791,698	1,422,269
2020-5, 1.22% due 05/25/65[2,4]	1,495,511	1,372,894
2021-4, 1.35% (WAC) due 07/25/66◊,2	990,611	746,492
2021-3, 1.44% (WAC) due 06/25/66◊,2	593,994	489,780
2019-4, 2.85% due 11/25/59[2,4]	401,773	382,984
2020-1, 2.42% due 01/25/60[2,4]	305,467	287,714
2019-4, 2.64% due 11/25/59[2,4]	199,120	189,571
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,4]	6,587,095	6,037,794
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,2	4,220,250	3,703,708
Towd Point Revolving Trust
4.83% due 09/25/64[5]	3,250,000	3,159,813
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊	2,315,720	2,072,382
2021-HB5, 0.80% (WAC) due 02/25/31◊,2	1,069,482	1,044,060
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	1,881,970	1,782,005
New Residential Mortgage Loan Trust
2019-1A, 3.50% (WAC) due 10/25/59◊,2	1,064,781	968,354
2018-2A, 3.50% (WAC) due 02/25/58◊,2	626,588	566,938

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
LSTAR Securities Investment Ltd.
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,5	$1,320,857	$1,296,390
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,2	1,570,620	1,242,127
Angel Oak Mortgage Trust
2022-1, 3.29% (WAC) due 12/25/66◊,2	1,450,360	1,197,227
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	1,188,657	1,115,205
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58◊,2	392,443	374,885
2017-6, 2.75% (WAC) due 10/25/57◊,2	338,174	320,807
2017-5, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,2	107,128	107,557
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,2	825,735	752,037
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 6.00% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	518,990	508,853
Ellington Financial Mortgage Trust
2020-2, 1.49% (WAC) due 10/25/65◊,2	362,205	318,348
2020-2, 1.64% (WAC) due 10/25/65◊,2	208,644	185,648
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	512,085	494,684
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,2	450,576	384,495
Banc of America Funding Trust
2015-R2, 5.69% (1 Month Term SOFR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,2	382,290	374,695
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,2	354,554	335,221
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,2	325,284	289,789

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
CSMC Series
2014-2R, 3.56% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 02/27/46◊,2	$201,236	$199,624
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69◊,5	112,504	109,108
CIT Mortgage Loan Trust
2007-1, 6.78% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 10/25/37◊,2	86,810	86,627
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,2	48,486	44,135
Total Residential Mortgage-Backed Securities		82,168,485

Commercial Mortgage-Backed Securities - 4.8%
BX Commercial Mortgage Trust
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,2	10,250,000	9,777,128
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,2	2,146,684	2,068,521
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.99% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,2	2,700,000	2,374,557
Life Mortgage Trust
2021-BMR, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 03/15/38◊,2	2,408,277	2,338,688
WMRK Commercial Mortgage Trust
2022-WMRK, 8.77% (1 Month Term SOFR + 3.44%, Rate Floor: 3.44%) due 11/15/27◊,2	2,100,000	2,097,351
MHP
2022-MHIL, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,2	1,457,488	1,409,947
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,2	1,500,000	1,353,072
Morgan Stanley Capital I Trust
2018-H3, 0.96% (WAC) due 07/15/51◊,6	38,830,032	1,124,731
Citigroup Commercial Mortgage Trust
2019-GC41, 1.17% (WAC) due 08/10/56◊,6	24,552,812	959,799

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

	Face Amount	Value
BENCHMARK Mortgage Trust
2019-B14, 0.90% (WAC) due 12/15/62◊,6	$34,410,163	$955,130
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.77% (WAC) due 06/15/51◊,6	21,284,691	415,234
Total Commercial Mortgage-Backed Securities		24,874,158

Total Collateralized Mortgage Obligations
(Cost $117,041,345)		107,042,643

FEDERAL AGENCY DISCOUNT NOTES†† - 14.5%
Federal Home Loan Bank
5.20% due 10/02/23[7]	74,835,000	74,824,191
Total Federal Agency Discount Notes
(Cost $74,824,191)		74,824,191

SENIOR FLOATING RATE INTERESTS††,◊ - 0.5%
Industrial - 0.3%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27	1,650,000	1,712,057

Energy - 0.1%
ITT Holdings LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/10/28	482,160	480,853

Consumer, Non-cyclical - 0.1%
Outcomes Group Holdings, Inc.
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/24/25	293,579	291,691
Total Senior Floating Rate Interests
(Cost $2,487,584)		2,484,601

Total Investments — 99.9%
(Cost $538,432,838)		$515,279,784
Other Assets & Liabilities, net — 0.1%		301,190
Total Net Assets — 100.0%		$515,580,974

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency
BofA Securities, Inc.	CME	Receive	U.S. Secured Overnight Financing Rate	1.10%	Annually

Counterparty	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Securities, Inc.	01/10/25	$61,000,000	$3,168,127	$122	$3,168,005

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the 7-day yield as of September 30, 2023.
[2]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $357,503,903 (cost $376,769,976), or 69.3% of total net assets.

[3]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[4]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,565,311 (cost $4,683,341), or 0.9% of total net assets — See Note 8.

[6]	Security is an interest-only strip.
[7]	Rate indicated is the effective yield at the time of purchase.
BofA — Bank of America
CME — Chicago Mercantile Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$10,066,401	$—	$—	$10,066,401
Asset-Backed Securities	—	193,504,512	10,600,000	204,104,512
Corporate Bonds	—	112,386,436	4,371,000	116,757,436
Collateralized Mortgage Obligations	—	107,042,643	—	107,042,643
Federal Agency Discount Notes	—	74,824,191	—	74,824,191
Senior Floating Rate Interests	—	2,484,601	—	2,484,601
Interest Rate Swap Agreements**	—	3,168,005	—	3,168,005
Total Assets	$10,066,401	$493,410,388	$14,971,000	$518,447,789

**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$10,600,000	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	4,371,000	Third Party Pricing	Broker Quote	—	—
Total Assets	$14,971,000

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $8,150,000 transfer into Level 3 from Level 2 due to a lack of observable inputs.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
ULTRA SHORT DURATION FUND

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets				Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$5,347,691	$4,327,633	$4,448,673	$14,123,997	$(2,326)
Purchases/(Receipts)	2,450,000	—	—	2,450,000	1,378
(Sales, maturities and paydowns)/Fundings	(5,350,000)	(4,550,000)	—	(9,900,000)	875
Amortization of premiums/discounts	—	22	—	22	—
Total realized gains (losses) including in earnings	—	—	—	—	(2,020)
Total change in unrealized appreciation (depreciation) included in earnings	2,309	222,345	(77,673)	146,981	2,093
Transfers into Level 3	8,150,000	—	—	8,150,000	—
Transfers out of Level 3	—	—	—	—	—
Ending Balance	$10,600,000	$—	$4,371,000	$14,971,000	$—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$—	$—	$(77,673)	$(77,673)	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
ULTRA SHORT DURATION FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
ULTRA SHORT DURATION FUND

September 30, 2023

Assets:
Investments, at value (cost $538,432,838)	$515,279,784
Unamortized upfront premiums paid on interest rate swap agreements	122
Prepaid expenses	27,641
Receivables:
Interest	3,048,317
Variation margin on interest rate swap agreements	1,714,423
Fund shares sold	466,558
Total assets	520,536,845

Liabilities:
Overdraft due to custodian bank	38,490
Segregated cash due to broker	985,143
Payable for:
Securities purchased	2,700,000
Fund shares redeemed	633,524
Distributions to shareholders	324,342
Management fees	84,905
Transfer agent fees	64,369
Distribution and service fees	20,011
Fund accounting and administration fees	19,368
Trustees’ fees*	2,047
Miscellaneous	83,672
Total liabilities	4,955,871
Net assets	$515,580,974

Net assets consist of:
Paid in capital	$540,203,199
Total distributable earnings (loss)	(24,622,225)
Net assets	$515,580,974

A-Class:
Net assets	$96,348,196
Capital shares outstanding	9,877,599
Net asset value per share	$9.75

Institutional Class:
Net assets	$419,232,778
Capital shares outstanding	42,987,454
Net asset value per share	$9.75

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

STATEMENT OF OPERATIONS
ULTRA SHORT DURATION FUND

Year Ended September 30, 2023

Investment Income:
Interest	$24,869,115
Total investment income	24,869,115

Expenses:
Management fees	1,421,922
Distribution and service fees:
A-Class	271,104
Transfer agent and administrative fees	12,001
Transfer agent/maintenance fees:
A-Class	85,838
Institutional Class	164,989
Fund accounting/administration fees	180,007
Registration fees	129,428
Professional fees	116,438
Custodian fees	38,358
Line of credit fees	30,753
Trustees’ fees*	23,077
Interest expense	15,932
Miscellaneous	35,206
Recoupment of previously waived fees:
A-Class	2,014
Institutional Class	6,405
Total expenses	2,533,472
Less: Expenses reimbursed by Adviser:
A-Class	(83,064)
Institutional Class	(152,248)
Expenses waived by Adviser	(89,963)
Earnings credits applied	(5,118)
Total waived/reimbursed expenses	(330,393)
Net expenses	2,203,079
Net investment income	22,666,036

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(8,168,442)
Swap agreements	8,571,752
Forward foreign currency exchange contracts	798,911
Foreign currency transactions	(215)
Net realized gain	1,202,006
Net change in unrealized appreciation (depreciation) on:
Investments	19,244,100
Swap agreements	(6,024,955)
Forward foreign currency exchange contracts	(798,908)
Net change in unrealized appreciation (depreciation)	12,420,237
Net realized and unrealized gain	13,622,243
Net increase in net assets resulting from operations	$36,288,279

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
ULTRA SHORT DURATION FUND

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,666,036	$13,162,218
Net realized gain (loss) on investments	1,202,006	(1,760,878)
Net change in unrealized appreciation (depreciation) on investments	12,420,237	(33,327,821)
Net increase (decrease) in net assets resulting from operations	36,288,279	(21,926,481)

Distributions to shareholders:
A-Class	(4,918,176)	(2,015,323)
Institutional Class	(21,914,210)	(10,986,326)
Total distributions to shareholders	(26,832,386)	(13,001,649)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,686,656	104,918,065
Institutional Class	119,682,982	393,611,176
Distributions reinvested
A-Class	4,830,340	2,012,411
Institutional Class	17,231,019	9,182,432
Cost of shares redeemed
A-Class	(53,521,575)	(156,307,680)
Institutional Class	(342,903,679)	(638,832,395)
Net decrease from capital share transactions	(243,994,257)	(285,415,991)
Net decrease in net assets	(234,538,364)	(320,344,121)

Net assets:
Beginning of year	750,119,338	1,070,463,459
End of year	$515,580,974	$750,119,338

Capital share activity:
Shares sold
A-Class	1,102,052	10,591,356
Institutional Class	12,352,609	39,950,301
Shares issued from reinvestment of distributions
A-Class	497,546	206,643
Institutional Class	1,775,408	942,256
Shares redeemed
A-Class	(5,533,062)	(15,890,287)
Institutional Class	(35,519,480)	(65,020,480)
Net decrease in shares	(25,324,927)	(29,220,211)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

FINANCIAL HIGHLIGHTS
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Period Ended Sept. 30, 2019[a]
Per Share Data
Net asset value, beginning of period	$9.60	$9.97	$9.98	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.12	.06	.12	.17
Net gain (loss) on investments (realized and unrealized)	.23	(.37)	—	.03	.02 [h]
Total from investment operations	.60	(.25)	.06	.15	.19
Less distributions from:
Net investment income	(.45)	(.12)	(.07)	(.14)	(.21)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.45)	(.12)	(.07)	(.14)	(.22)
Net asset value, end of period	$9.75	$9.60	$9.97	$9.98	$9.97

Total Return	6.32%	(2.49%)	0.62%	1.52%	1.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$96,348	$132,518	$188,416	$62,956	$31,154
Ratios to average net assets:
Net investment income (loss)	3.80%	1.18%	0.63%	1.20%	2.05%
Total expenses[d]	0.68%	0.65%	0.63%	0.65%	0.61%
Net expenses[e,f,g]	0.59%	0.59%	0.59%	0.61%	0.58%
Portfolio turnover rate	2%	24%	122%	129%	55%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
ULTRA SHORT DURATION FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2023	Year Ended Sept. 30, 2022	Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019[c]
Per Share Data
Net asset value, beginning of period	$9.59	$9.97	$9.98	$9.96	$10.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.14	.09	.15	.28
Net gain (loss) on investments (realized and unrealized)	.24	(.37)	—	.04	(.04)
Total from investment operations	.63	(.23)	.09	.19	.24
Less distributions from:
Net investment income	(.47)	(.15)	(.10)	(.17)	(.28)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.47)	(.15)	(.10)	(.17)	(.29)
Net asset value, end of period	$9.75	$9.59	$9.97	$9.98	$9.96

Total Return	6.70%	(2.34%)	0.87%	1.88%	2.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$419,233	$617,601	$882,047	$440,356	$423,414
Ratios to average net assets:
Net investment income (loss)	4.03%	1.44%	0.88%	1.47%	2.54%
Total expenses[d]	0.39%	0.36%	0.34%	0.38%	0.30%
Net expenses[e,f,g]	0.34%	0.34%	0.34%	0.36%	0.29%
Portfolio turnover rate	2%	24%	122%	129%	55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS (concluded)
ULTRA SHORT DURATION FUND

[a]	Since commencement of operations: November 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

The per share data for the years ended September 30, 2017 through September 30, 2018 and the period October 1, 2018 to November 30, 2018 has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 Institutional Class shares for every 1 share of Guggenheim Strategy Fund I.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23		09/30/22	09/30/21		09/30/20		09/30/19
A-Class	0.00	%*	0.01%	0.00	%*	0.00	%*	—
Institutional Class	0.00	%*	0.01%	0.01%		0.00	%*	0.00	%*

*	Less than 0.01%

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.58%	0.58%	0.58%	0.58%	0.58%
Institutional Class	0.33%	0.33%	0.33%	0.33%	0.29%

[h]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Ultra Short Duration Fund (the “Fund”), a diversified investment company. At September 30, 2023, A-Class and Institutional Class shares have been issued by the Fund.

Guggenheim Partners Investment Management LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments, provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor for the Fund’s shares. GI and GFD are affiliated entities.

Pursuant to an investment Sub-Advisory Agreement between GPIM and Guggenheim Partners Advisors, LLC (“GPA”), that was in effect during a portion of the Reporting Period, GPA was engaged to provide investment subadvisory services to the Fund. GPA operated as an investment sub-advisor to the Fund from April 29, 2022 to December 22, 2022.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

GPA, under the oversight of the Board and GPIM, assisted GPIM in the supervision and direction of the investment strategies of the Fund in accordance with its investment policies. As compensation for its services, GPIM paid GPA a fee, payable monthly, in an amount equal to 0.005% of the average daily net assets of the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service provider.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) a broad measure of the cost of borrowing cash, such as the one-month or three-month Secured Overnight Financing Rate (“SOFR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to)

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in the Fund’s Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(i) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(j) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(k) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(l) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Fund’s Statement of Operations.

(m) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

(n) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Hedge, Income	$9,000,000	$123,250,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$769,631	$769,631

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate Swap Agreements	Unamortized upfront premiums paid on Interest rate swap agreements	—
Variation margin on interest rate swapAgreements

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Total Value at September 30, 2023
$3,168,005	$3,168,005

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate swap agreements	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$8,571,752	$798,911	$9,370,663

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Swaps Interest Rate Risk	Forward Foreign Currency Exchange Risk	Total
$(6,024,955)	$(798,908)	$(6,823,863)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

At September 30, 2023, the Fund held no derivative financial instruments or secured financing transactions subject to enforceable netting arrangements.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Interest rate swap agreements	$—	$985,143

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.25% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A- Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Ultra Short Duration Fund - A-Class	0.58%	11/30/18	02/01/25
Ultra Short Duration Fund - Institutional Class	0.33%	11/30/18	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	Fund Total
A-Class	$36,209	$105,228	$100,752	$242,189
Institutional Class	—	178,138	224,523	402,661

For the year ended September 30, 2023, GI recouped $8,419 from the Fund.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30 2023, GI and its affiliates owned 42% of the outstanding shares of the Fund.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$26,832,386	$—	$26,832,386

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$13,001,649	$—	$13,001,649

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$1,629,987	$—	$(20,056,085)	$(3,865,220)	$(2,330,907)	$(24,622,225)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss Carryforward
Short-Term	Long-Term
$(1,214,252)	$(2,650,968)	$(3,865,220)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements, foreign currency gains and losses, and paydown reclasses. Additional differences may result from the tax treatment of bond premium/discount amortization and dividends payable. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$538,503,874	$3,281,555	$(23,337,640)	$(20,056,085)

Note 7 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$8,196,207	$224,382,724

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	$112,495	$109,108
LSTAR Securities Investment Ltd.
2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	1,320,857	1,296,390
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	3,249,989	3,159,813
		$4,683,341	$4,565,311

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time the a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2023, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2023		Average Balance Outstanding	Average Interest Rate
15	$—	*	$9,479,767	4.09%

*	As of September 30, 2023, there were no open reverse repurchase agreements.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (concluded)

or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Ultra Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Ultra Short Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers, and paying agents; when replies were not received from brokers, we performed other auditing procedures.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Interest Income
54.88%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	● Guggenheim Core Bond Fund (“Core Bond Fund”)*

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**

● Guggenheim High Yield Fund (“High Yield Fund”)*	● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	● Guggenheim Municipal Income Fund (“Municipal Income Fund”)*

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*

● Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**

● Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	● Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

OTHER INFORMATION (Unaudited)(continued)

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

OTHER INFORMATION (Unaudited)(continued)

and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(continued)

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations to structured credit during the second half of 2022, which

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)(continued)

reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2023

Guggenheim Funds Annual Report

Guggenheim Limited Duration Fund

GuggenheimInvestments.com	LD-ANN-0923x0924

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to** *GuggenheimInvestments.com/myaccount*

   If you are a new user, you can also establish your User ID and password here.
2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**
5. **Select the eDelivery radio buttons**
6. **Enter your email address, and check the box that you have read the Terms and Conditions**
7. **Hit "Submit"**

GI-GOGREEN-1023 x1024 #59091

Guggenheim Investments

eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	4
LIMITED DURATION FUND	8
NOTES TO FINANCIAL STATEMENTS	36
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54
OTHER INFORMATION	55
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	64
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	70
LIQUIDITY RISK MANAGEMENT PROGRAM	73

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“Investment Adviser”) is pleased to present the shareholder report for Guggenheim Limited Duration Fund (“Fund”) for the annual fiscal period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ●Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ●The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ●The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ●The Fund’s investments in restricted securities may involve financial and liquidity risk. ●You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 21.62%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 25.65%. The return of the MSCI Emerging Markets Index* was 11.70%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a 0.64% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 10.28%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 4.50% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Limited Duration Fund
A-Class	0.74%	1.33%	$1,000.00	$1,013.30	$3.73
C-Class	1.50%	0.95%	1,000.00	1,009.50	7.56
P-Class	0.74%	1.33%	1,000.00	1,013.30	3.73
Institutional Class	0.49%	1.46%	1,000.00	1,014.60	2.47
R6-Class	0.45%	1.48%	1,000.00	1,014.80	2.27

Table 2. Based on hypothetical 5% return (before expenses)
Limited Duration Fund
A-Class	0.74%	5.00%	$1,000.00	$1,021.36	$3.75
C-Class	1.50%	5.00%	1,000.00	1,017.55	7.59
P-Class	0.74%	5.00%	1,000.00	1,021.36	3.75
Institutional Class	0.49%	5.00%	1,000.00	1,022.61	2.48
R6-Class	0.45%	5.00%	1,000.00	1,022.81	2.28

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest, if any. This ratio represents net expenses, which may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the Fund would be 0.72%, 1.48%, 0.72%, 0.47% and 0.44% for the A-Class, C-Class, P-Class, Institutional Class and R6-Class, respectively.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2023

To Our Shareholders

Guggenheim Partners Investment Management, LLC (“GPIM”) serves as the investment adviser to Guggenheim Limited Duration Fund (“Fund”). The Fund is managed by a team of seasoned professionals at GPIM, including Anne B. Walsh, CFA, JD, Chief Investment Officer and Managing Partner; Steven H. Brown, CFA, Chief Investment Officer, Total Return and Macro Strategies, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Director and Portfolio Manager. In the subsequent paragraphs, the investment team discusses the Fund’s performance and the market environment for the 12-month period ended September 30, 2023 (“Reporting Period”).

For the Reporting Period, the Fund returned 5.31%1, outperforming the Bloomberg U.S. Aggregate Bond 1-3 Year Index, the Fund’s benchmark (“Benchmark”), which returned 2.80% for the same period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

For the Reporting Period, the Fund outperformed the Benchmark by 2.51 percentage points. Carry, or earned income, remained a consistent source of relative performance for the Fund. Spreads also added to performance relative the Benchmark. A combination of the Fund’s allocation and selection biases within corporates and the Fund’s allocation to securitized credit drove most of the active performance versus the Benchmark. Duration contributed on a relative basis, largely driven by curve positioning.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, the Fund used interest rate futures, forwards, options, and swaps to help manage duration positioning, foreign exchange risk, credit exposure, and generate incremental income. Over the Reporting Period, interest rate curve caps and interest rate swaps detracted from performance, whereas SOFR futures were incrementally positive (SOFR is Secured Overnight Financing Rate, which measures the cost of borrowing cash overnight collateralized by Treasury Securities). Options on equities which functioned as hedges to the Fund’s credit positioning detracted from performance. Performance from credit default swaps was a minor detractor to overall performance. In addition, the Fund hedged non-USD exposure with foreign-exchange derivatives, which were detractors from performance.

How was the Fund positioned at the end of the Reporting Period?

Over the past several quarters the Fund has increasingly prioritized diversification, quality, and liquidity as recession concerns continued to persist. The Fund has steadily moved up-in-quality and more defensively, uniquely, without having to sacrifice yield due to the move higher in interest rates. While spreads for many credit sectors have recovered to long-term-average levels, certain segments remain dislocated and offer attractive relative value. Structured credit spreads are especially cheap, with valuations currently north of the 90th percentile versus current corporate spreads.

Structured credit is the largest allocation in the Fund. Spreads continued their rebound, but broadly remain wide, both compared to similarly rated investment-grade corporate credit and in an absolute sense. Furthermore, the lower dollar prices of these assets following the rise in interest rates sets up the potential for higher total return opportunities than typically exists in the asset class. With much of its active buying base largely coming from income-focused accounts, structured credit spreads should continue to compress from the resetting higher of yields and the resulting increased interest that comes with it. Within securitized credit, we continue to focus on opportunities senior in the capital structure with sufficient credit enhancement and often unique structural features that limit cash flow variability or extension concerns. We believe the focus on superior structures will be paramount in helping mitigate mark-to-market risks that could emerge should volatility rise.

The corporate credit allocation, which represents roughly 28% of the Fund’s holdings, has increasingly shifted higher quality. About 23% is in investment-grade-rated corporate credit, and 5% is in below-investment-grade rated corporate credit, which are broadly weighted toward BB-rated securities. While in our view, overall corporate credit spreads are trading around fair value levels, there remain both idiosyncratic opportunities and risks across certain issuers and industries given tighter credit conditions across capital markets. Primary market offerings have priced at especially attractive levels as many investors have pulled back from lending activities. The Fund has employed modestly sized credit hedges to protect the portfolio from potential spread widening.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2023

At the end of the Reporting Period, the Fund had a duration of 1.9 years, unchanged versus the end of the previous Reporting Period. Interest rate volatility remains elevated, which has presented the Fund with opportunities to tactically add to positions in Agency residential mortgage-backed securities (“RMBS”), locking in spreads, both static and option adjusted, that are near 15-year wides. Lastly, the Fund ended the period with 10% in cash and cash equivalents. Elevated yields on short duration products have made it more attractive to hold higher balances of liquidity with the added benefit of giving the Fund dry powder to take advantage of future market opportunities.

Despite the quarter ended September 30, 2023 continuing a trend of volatility for fixed income returns, our broader macroeconomic views from a fundamental perspective remain consistent. We continue to expect inflation to moderate with time and view the market’s increasingly optimistic expectations of a soft landing as misguided. Looking further out into the economic future, we believe the Fed’s restrictive monetary policy could ultimately shepherd in a recession in the next 6-18 months, which we believe will likely be met with lower rates. Ultimately, the current path of weakening growth, high prices, and high interest rates appears unsustainable, and we are already starting to see signs of pressure on consumers and levered corporate borrowers, which could call into question any soft-landing narrative.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by Guggenheim Investments. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the Reporting Period investment in the Short Term Investment Vehicles contributed to Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	36.5%
AA	7.4%
A	18.4%
BBB	16.6%
BB	4.6%
B	1.1%
CCC	0.5%
CC	0.3%
NR2	8.9%
Other Instruments	5.7%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013
R6-Class	March 13, 2019

Ten Largest Holdings	% of Total Net Assets
U.S. Treasury Notes, 4.75%	4.9%
U.S. Treasury Notes, 4.63%	2.4%
THL Credit Lake Shore MM CLO I Ltd., 7.27%	1.2%
Freddie Mac, 5.00%	1.0%
F&G Global Funding, 0.90%	1.0%
Freddie Mac, 5.50%	0.9%
OSAT Trust, 2.12%	0.9%
Golub Capital Partners CLO 49M Ltd., 7.12%	0.9%
Oak Street Investment Grade Net Lease Fund Series, 1.85%	0.8%
Freddie Mac, 5.00%	0.8%
Top Ten Total	14.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR (not rated) securities do not necessarily indicate low credit quality.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2023

	1 Year	5 Year	Since Inception (12/16/13)
A-Class Shares	5.31%	1.51%	1.97%
A-Class Shares with sales charge†	2.92%	1.05%	1.73%
C-Class Shares	4.48%	0.76%	1.20%
C-Class Shares with CDSC‡	3.48%	0.76%	1.20%
Institutional Class Shares	5.53%	1.77%	2.23%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	2.80%	1.16%	1.00%

	1 Year	5 Year	Since Inception (05/01/15)
P-Class Shares	5.31%	1.51%	1.86%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	2.80%	1.16%	1.00%

	1 Year	Since Inception (03/13/19)
R6-Class Shares	5.60%	1.80%
Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index	2.80%	0.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond 1-3 Year Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, Institutional Class shares and R6-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 2.25%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	September 30, 2023
LIMITED DURATION FUND

	Shares	Value
COMMON STOCKS† - 0.0%

Communications - 0.0%
Vacasa, Inc. — Class A*	81,407	$37,537

Total Common Stocks
(Cost $813,108)		37,537

PREFERRED STOCKS†† - 0.5%
Financial - 0.5%
Wells Fargo & Co.
3.90%	12,100,000	10,567,515
MetLife, Inc.
3.85%	4,620,000	4,273,903
Markel Group, Inc.
6.00%	4,085,000	3,943,339
American Equity Investment Life Holding Co.
5.95%[1]	8,000	180,240
Total Financial		18,964,997

Total Preferred Stocks
(Cost $20,988,535)		18,964,997

WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26	19,663	4,424
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[2]	28,866	1,732
Total Warrants
(Cost $69,361)		6,156

MUTUAL FUNDS† - 2.3%
Guggenheim Strategy Fund III[3]	1,287,372	31,270,271
Guggenheim Strategy Fund II3	1,284,978	31,186,426
Guggenheim Ultra Short Duration Fund — Institutional Class[3]	3,124,485	30,463,724
Total Mutual Funds
(Cost $93,876,872)		92,920,421

MONEY MARKET FUND† - 2.0%
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 5.23%[4]	81,400,025	81,400,025
Total Money Market Fund
(Cost $81,400,025)		81,400,025

	Face Amount~
ASSET-BACKED SECURITIES†† - 32.6%
Collateralized Loan Obligations - 21.4%
THL Credit Lake Shore MM CLO I Ltd.
2021-1A A1R, 7.27% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 04/15/33◊,5	48,500,001	47,837,898
2021-1A A2R, 7.42% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 04/15/33◊,5	6,250,000	6,127,636
BXMT Ltd.
2020-FL2 A, 6.35% (1 Month Term SOFR + 1.01%, Rate Floor: 1.01%) due 02/15/38◊,5	17,124,254	16,273,433
2020-FL2 AS, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 02/15/38◊,5	14,310,000	13,039,331
2020-FL3 AS, 7.20% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 11/15/37◊,5	4,500,000	4,209,538
2020-FL3 B, 7.60% (1 Month Term SOFR + 2.26%, Rate Floor: 2.26%) due 11/15/37◊,5	2,000,000	1,786,177
2020-FL2 B, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 02/15/38◊,5	2,000,000	1,743,011
Golub Capital Partners CLO 49M Ltd.
2021-49A AR, 7.12% (3 Month Term SOFR + 1.53%, Rate Floor: 1.53%) due 08/26/33◊,5	36,500,000	35,833,776
ABPCI Direct Lending Fund IX LLC
2021-9A A1R, 7.02% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/18/31◊,5	30,750,000	30,394,127
Golub Capital Partners CLO 54M, LP
2021-54A A, 7.16% (3 Month Term SOFR + 1.79%, Rate Floor: 1.53%) due 08/05/33◊,5	29,000,000	28,548,963
Golub Capital Partners CLO 16 Ltd.
2021-16A A1R2, 7.22% (3 Month Term SOFR + 1.87%, Rate Floor: 1.61%) due 07/25/33◊,5	27,650,000	27,478,186
LCCM Trust
2021-FL3 A, 6.90% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 11/15/38◊,5	22,250,000	21,743,036
2021-FL2 B, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 12/13/38◊,5	6,000,000	5,673,966
Owl Rock CLO IV Ltd.
2021-4A A1R, 7.24% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 08/20/33◊,5	24,250,000	23,885,976
2021-4A A2R, 7.54% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 08/20/33◊,5	3,650,000	3,464,381

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
Parliament CLO II Ltd.
2021-2A B, 7.34% (3 Month Term SOFR + 1.96%, Rate Floor: 1.70%) due 08/20/32◊,5	22,250,000	$21,540,163
2021-2A A, 6.99% (3 Month Term SOFR + 1.61%, Rate Floor: 1.35%) due 08/20/32◊,5	5,166,626	5,107,956
2021-2A C, 8.19% (3 Month Term SOFR + 2.81%, Rate Floor: 2.55%) due 08/20/32◊,5	500,000	476,675
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A A2R, 7.49% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/20/31◊,5	15,500,000	15,032,619
2021-5A A1R, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/20/31◊,5	11,348,941	11,209,379
Golub Capital Partners CLO 36M Ltd.
2018-36A A, 6.93% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 02/05/31◊,5	24,964,790	24,815,002
LCM XXIV Ltd.
2021-24A AR, 6.57% (3 Month Term SOFR + 1.24%, Rate Floor: 0.98%) due 03/20/30◊,5	24,265,413	24,192,617
Palmer Square Loan Funding Ltd.
2021-1A A1, 6.49% (3 Month Term SOFR + 1.16%, Rate Floor: 1.16%) due 04/20/29◊,5	9,251,070	9,231,564
2022-1A A2, 6.91% (3 Month Term SOFR + 1.60%, Rate Floor: 1.60%) due 04/15/30◊,5	5,000,000	4,930,987
2021-3A B, 7.34% (3 Month Term SOFR + 2.01%, Rate Floor: 2.01%) due 07/20/29◊,5	5,000,000	4,921,315
2021-2A B, 7.04% (3 Month Term SOFR + 1.66%, Rate Floor: 1.66%) due 05/20/29◊,5	4,000,000	3,926,865
HERA Commercial Mortgage Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/18/38◊,5	19,627,561	19,047,187
2021-FL1 B, 7.05% (1 Month Term SOFR + 1.71%, Rate Floor: 1.60%) due 02/18/38◊,5	3,750,000	3,586,137
Golub Capital Partners CLO 33M Ltd.
2021-33A AR2, 7.51% (3 Month Term SOFR + 2.12%, Rate Floor: 1.86%) due 08/25/33◊,5	23,000,000	22,088,089
Madison Park Funding XLVIII Ltd.
2021-48A B, 7.03% (3 Month Term SOFR + 1.71%, Rate Floor: 1.71%) due 04/19/33◊,5	22,000,000	21,806,400
Cerberus Loan Funding XL LLC
2023-1A A, 7.71% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 03/22/35◊,5	16,500,000	16,499,053
2023-1A B, 8.91% (3 Month Term SOFR + 3.60%, Rate Floor: 3.60%) due 03/22/35◊,5	3,250,000	3,253,625
LoanCore Issuer Ltd.
2021-CRE5 B, 7.45% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 07/15/36◊,5	7,900,000	7,489,830
2021-CRE4 B, 6.68% (30 Day Average SOFR + 1.36%, Rate Floor: 1.36%) due 07/15/35◊,5	7,500,000	7,284,844
2019-CRE2 AS, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 05/15/36◊,5	4,657,548	4,557,120
Cerberus Loan Funding XXXI, LP
2021-1A B, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/15/32◊,5	9,600,000	9,464,474
2021-1A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 04/15/32◊,5	9,075,786	9,037,222
Cerberus Loan Funding XXXII, LP
2021-2A A, 7.19% (3 Month Term SOFR + 1.88%, Rate Floor: 1.88%) due 04/22/33◊,5	14,250,000	14,074,806
2021-2A B, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 04/22/33◊,5	4,000,000	3,875,432
Cerberus Loan Funding XXX, LP
2020-3A A, 7.42% (3 Month Term SOFR + 1.85%, Rate Floor: 1.85%) due 01/15/33◊,5	18,000,000	17,937,616
ABPCI Direct Lending Fund CLO II LLC
2021-1A A1R, 7.19% (3 Month Term SOFR + 1.86%, Rate Floor: 1.60%) due 04/20/32◊,5	15,250,000	15,083,497
2021-1A BR, 7.74% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 04/20/32◊,5	2,250,000	2,177,133
2021-1A A2R, 7.49% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 04/20/32◊,5	300,000	297,680
Woodmont Trust
2020-7A A1A, 7.47% (3 Month Term SOFR + 2.16%, Rate Floor: 1.90%) due 01/15/32◊,5	16,250,000	16,205,106
CHCP Ltd.
2021-FL1 A, 6.50% (1 Month Term SOFR + 1.16%, Rate Floor: 1.05%) due 02/15/38◊,5	15,895,715	15,762,951
BRSP Ltd.
2021-FL1 C, 7.59% (1 Month Term SOFR + 2.26%, Rate Floor: 2.15%) due 08/19/38◊,5	10,000,000	9,178,499
2021-FL1 B, 7.34% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 08/19/38◊,5	6,400,000	6,077,036

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
ACRES Commercial Realty Ltd.
2021-FL1 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.91%) due 06/15/36◊,5	11,200,000	$10,665,665
2021-FL1 C, 7.45% (1 Month Term SOFR + 2.11%, Rate Floor: 2.11%) due 06/15/36◊,5	4,800,000	4,532,643
Cerberus Loan Funding XXXIII, LP
2021-3A A, 7.13% (3 Month Term SOFR + 1.82%, Rate Floor: 1.56%) due 07/23/33◊,5	11,500,000	11,326,474
2021-3A B, 7.42% (3 Month Term SOFR + 2.11%, Rate Floor: 1.85%) due 07/23/33◊,5	2,250,000	2,171,965
Shackleton CLO Ltd.
2017-8A A1R, 6.51% (3 Month Term SOFR + 1.18%, Rate Floor: 0.00%) due 10/20/27◊,5	13,228,825	13,207,954
BDS Ltd.
2021-FL8 D, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 01/18/36◊,5	7,000,000	6,626,696
2021-FL9 C, 7.35% (1 Month Term SOFR + 2.01%, Rate Floor: 1.90%) due 11/16/38◊,5	5,000,000	4,769,309
2020-FL5 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 02/16/37◊,5	1,400,000	1,359,244
Fortress Credit Opportunities XI CLO Ltd.
2018-11A A1T, 6.87% (3 Month Term SOFR + 1.56%, Rate Floor: 0.00%) due 04/15/31◊,5	12,238,677	12,168,539
ABPCI Direct Lending Fund CLO I LLC
2021-1A A1A2, 7.29% (3 Month Term SOFR + 1.96%, Rate Floor: 1.96%) due 07/20/33◊,5	12,250,000	12,144,848
Fortress Credit Opportunities IX CLO Ltd.
2021-9A A2TR, 7.37% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 10/15/33◊,5	11,500,000	11,198,964
Lake Shore MM CLO III LLC
2021-2A A1R, 7.05% (3 Month Term SOFR + 1.74%, Rate Floor: 1.48%) due 10/17/31◊,5	11,250,000	11,092,125
FS Rialto
2021-FL3 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 11/16/36◊,5	7,500,000	7,166,410
2021-FL2 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%) due 05/16/38◊,5	3,250,000	3,055,114
KREF
2021-FL2 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 02/15/39◊,5	10,700,000	9,968,742
ABPCI Direct Lending Fund CLO VII, LP
2021-7A A1R, 7.05% (3 Month Term SOFR + 1.69%, Rate Floor: 1.43%) due 10/20/31◊,5	9,250,000	9,135,547
PFP Ltd.
2021-7 B, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 04/14/38◊,5	4,599,770	4,404,395
2021-7 D, 7.85% (1 Month Term SOFR + 2.51%, Rate Floor: 2.40%) due 04/14/38◊,5	4,104,795	3,832,731
Cerberus Loan Funding XXXV, LP
2021-5A A, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 09/22/33◊,5	8,000,000	7,928,090
GoldenTree Loan Management US CLO 1 Ltd.
2021-9A B, 7.09% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 01/20/33◊,5	7,000,000	6,931,401
2021-9A C, 7.39% (3 Month Term SOFR + 2.06%, Rate Floor: 1.80%) due 01/20/33◊,5	1,000,000	977,945
BCC Middle Market CLO LLC
2021-1A A1R, 7.07% (3 Month Term SOFR + 1.76%, Rate Floor: 1.50%) due 10/15/33◊,5	6,750,000	6,663,527
NewStar Fairfield Fund CLO Ltd.
2018-2A A1N, 6.86% (3 Month Term SOFR + 1.53%, Rate Floor: 1.27%) due 04/20/30◊,5	6,086,004	6,031,155
Neuberger Berman Loan Advisers CLO 40 Ltd.
2021-40A B, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 04/16/33◊,5	6,000,000	5,936,400
MF1 Multifamily Housing Mortgage Loan Trust
2021-FL6 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/16/36◊,5	6,000,000	5,754,902
Cerberus Loan Funding XLII LLC
2023-3A A1, 7.91% (3 Month Term SOFR + 2.48%, Rate Floor: 2.48%) due 09/13/35◊,5	5,750,000	5,749,597
CIFC Funding Ltd.
2021-4A A1B2, 6.84% (3 Month Term SOFR + 1.51%, Rate Floor: 1.51%) due 04/20/34◊,5	5,000,000	4,964,160
STWD Ltd.
2019-FL1 C, 7.40% (1 Month Term SOFR + 2.06%, Rate Floor: 2.06%) due 07/15/38◊,5	3,200,000	2,947,238
2021-FL2 B, 7.25% (1 Month Term SOFR + 1.91%, Rate Floor: 1.80%) due 04/18/38◊,5	2,187,000	1,988,388

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~		Value
Owl Rock CLO II Ltd.
2021-2A ALR, 7.14% (3 Month Term SOFR + 1.81%, Rate Floor: 1.55%) due 04/20/33◊,5		5,000,000	$4,916,729
Fontainbleau Vegas
10.98% (1 Month Term SOFR + 5.65%, Rate Floor: 5.65%) due 01/31/26◊,†††		4,777,544	4,777,544
BSPRT Issuer Ltd.
2021-FL6 C, 7.50% (1 Month Term SOFR + 2.16%, Rate Floor: 2.05%) due 03/15/36◊,5		5,000,000	4,633,362
Carlyle Global Market Strategies CLO Ltd.
2018-4A A1RR, 6.57% (3 Month Term SOFR + 1.26%, Rate Floor: 1.00%) due 01/15/31◊,5		4,530,975	4,515,117
VOYA CLO
2021-2A BR, 7.72% (3 Month Term SOFR + 2.41%, Rate Floor: 2.15%) due 06/07/30◊,5		4,500,000	4,473,236
ACRE Commercial Mortgage Ltd.
2021-FL4 AS, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 12/18/37◊,5		4,500,000	4,341,963
Magnetite XXIX Ltd.
2021-29A B, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/15/34◊,5		4,000,000	3,963,200
Neuberger Berman Loan Advisers CLO 32 Ltd.
2021-32A BR, 6.98% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 01/20/32◊,5		4,000,000	3,956,800
KREF Funding V LLC
7.19% (1 Month Term SOFR + 1.86%, Rate Floor: 1.86%) due 06/25/26◊,†††		3,353,399	3,513,980
0.15% due 06/25/26†††,6		27,272,727	18,818
Owl Rock CLO VI Ltd.
2021-6A B1, 7.41% (3 Month Term SOFR + 2.01%, Rate Floor: 1.75%) due 06/21/32◊,5		3,500,000	3,383,935
AMMC CLO XIV Ltd.
2021-14A A2R2, 7.01% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 07/25/29◊,5		2,166,281	2,165,415
Greystone Commercial Real Estate Notes
2021-FL3 B, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 07/15/39◊,5		2,200,000	2,092,909
Golub Capital Partners CLO 17 Ltd.
2017-17A A1R, 7.26% (3 Month Term SOFR + 1.91%, Rate Floor: 0.00%) due 10/25/30◊,5		2,014,060	2,005,477
Cerberus Loan Funding XXXVI, LP
2021-6A A, 6.97% (3 Month Term SOFR + 1.66%, Rate Floor: 1.40%) due 11/22/33◊,5		1,937,055	1,931,306
HGI CRE CLO Ltd.
2021-FL2 B, 6.95% (1 Month Term SOFR + 1.61%, Rate Floor: 1.61%) due 09/17/36◊,5		2,000,000	1,908,872
Dryden 37 Senior Loan Fund
2015-37A Q, due 01/15/31[5,7]		1,500,000	1,098,368
Carlyle GMS Finance MM CLO LLC
2018-1A A12R, 7.35% (3 Month Term SOFR + 2.04%, Rate Floor: 0.00%) due 10/15/31◊,5		250,000	247,939
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[5,7]		325,901	3,272
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[7,8]		500,000	50
Total Collateralized Loan Obligations			866,856,774

Financial - 3.9%
Madison Avenue Secured Funding Trust
2023-1, 7.32% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 03/04/24◊,†††,5		18,250,000	18,250,000
2022-1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,5		16,550,000	16,550,000
Strategic Partners Fund VIII LP
7.93% (1 Month Term SOFR + 2.60%, Rate Floor: 2.60%) due 03/10/26◊,†††		25,520,343	25,388,876
Station Place Securitization Trust
2022-SP1, 7.18% (1 Month Term SOFR + 1.85%, Rate Floor: 0.00%) due 10/12/23◊,†††,5		16,550,000	16,550,000
Project Onyx I
due 01/26/27◊,†††		9,750,000	9,750,425
7.31% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 01/26/27◊,†††		6,000,000	6,000,261
KKR Core Holding Company LLC
4.00% due 08/12/31†††		17,807,991	15,396,517
Madison Avenue Secured Funding Trust
2024-1, due 10/15/24◊		15,025,000	15,025,000
HV Eight LLC
7.10% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/31/27◊,†††	EUR	12,400,000	13,114,753
Station Place Securitization Trust
2024-1, due 10/15/24◊		7,525,000	7,525,000
Project Onyx II
due 01/26/27◊,†††		3,250,000	3,249,883
7.31% (3 Month Term SOFR + 2.40%, Rate Floor: 2.40%) due 01/26/27◊,†††		1,000,000	999,964
Ceamer Finance LLC
3.69% due 03/24/31†††		4,126,675	3,828,627
Lightning A
5.50% due 03/01/37†††		3,268,183	2,967,157
Thunderbird A
5.50% due 03/01/37†††		3,221,333	2,924,336

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~		Value
Aesf Vi Verdi, LP
6.00% (3 Month EURIBOR + 2.40%, Rate Floor: 2.40%) due 11/25/24◊,†††	EUR	103,023	$110,598
Total Financial			157,631,397

Transport-Container - 1.9%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[5]		31,893,750	26,630,124
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[5]		8,964,667	7,559,548
2020-1A, 2.73% due 08/21/45[5]		3,818,388	3,468,308
2020-2A, 2.10% due 09/20/45[5]		3,552,441	3,114,116
CLI Funding VI LLC
2020-3A, 2.07% due 10/18/45[5]		12,635,000	10,967,147
2020-1A, 2.08% due 09/18/45[5]		1,384,000	1,195,342
TIF Funding II LLC
2021-1A, 1.65% due 02/20/46[5]		14,457,063	11,966,550
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[5]		13,738,840	11,732,715
CAL Funding IV Ltd.
2020-1A, 2.22% due 09/25/45[5]		2,793,750	2,431,766
Total Transport-Container			79,065,616

Net Lease - 1.7%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[5]		38,736,519	34,337,255
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[5]		10,249,708	9,670,847
STORE Master Funding LLC
2021-1A, 2.86% due 06/20/51[5]		6,871,812	5,603,178
CF Hippolyta Issuer LLC
2021-1A, 1.98% due 03/15/61[5]		5,748,930	4,921,007
CARS-DB4, LP
2020-1A, 3.19% due 02/15/50[5]		3,954,167	3,712,677
2020-1A, 3.25% due 02/15/50[5]		889,586	726,934
CMFT Net Lease Master Issuer LLC
2021-1, 2.91% due 07/20/51[5]		3,000,000	2,406,536
2021-1, 2.51% due 07/20/51[5]		2,500,000	2,031,310
New Economy Assets Phase 1 Sponsor LLC
2021-1, 1.91% due 10/20/61[5]		2,500,000	2,155,743
Capital Automotive REIT
2020-1A, 3.48% due 02/15/50[5]		1,977,083	1,734,531
Total Net Lease			67,300,018

Whole Business - 1.3%
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[5]		18,421,875	15,928,806
SERVPRO Master Issuer LLC
2021-1A, 2.39% due 04/25/51[5]		11,827,750	9,763,346
2019-1A, 3.88% due 10/25/49[5]		6,015,625	5,492,585
ServiceMaster Funding LLC
2020-1, 2.84% due 01/30/51[5]		8,791,754	7,423,924
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]		7,742,100	6,698,341
Arbys Funding LLC
2020-1A, 3.24% due 07/30/50[5]		7,032,500	6,228,502
Domino’s Pizza Master Issuer LLC
2019-1A, 3.67% due 10/25/49[5]		1,688,750	1,461,169
Five Guys Funding LLC
2017-1A, 4.60% due 07/25/47[5]		1,428,250	1,402,346
Total Whole Business			54,399,019

Transport-Aircraft - 1.2%
AASET Trust
2021-1A, 2.95% due 11/16/41[5]		13,286,657	11,692,524
2017-1A, 3.97% due 05/16/42[5]		415,438	365,581
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[5]		9,442,428	8,209,991
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[5]		5,637,778	4,770,631
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]		5,287,981	4,384,265
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]		4,700,049	3,917,914
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]		4,139,653	3,710,661
Castlelake Aircraft Structured Trust
2021-1A, 3.47% due 01/15/46[5]		3,694,783	3,408,364
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]		3,468,553	3,153,552
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]		1,708,566	1,546,305
2017-1, 4.58% due 02/15/42[5]		537,690	502,611
Raspro Trust
2005-1A, 6.18% (3 Month USD SOFR + 0.93%, Rate Floor: 0.93%) due 03/23/24◊,5		1,969,886	1,957,196
Total Transport-Aircraft			47,619,595

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding 4 Ltd.
2021-4A AR, 2.72% due 04/27/39[5]		24,650,000	21,290,760

Single Family Residence - 0.4%
FirstKey Homes Trust
2020-SFR2, 4.00% due 10/19/37[5]		5,050,000	4,654,044
2020-SFR2, 4.50% due 10/19/37[5]		4,900,000	4,540,382
2021-SFR1, 2.19% due 08/17/38[5]		4,000,000	3,486,439
2020-SFR2, 3.37% due 10/19/37[5]		3,200,000	2,924,753
Total Single Family Residence			15,605,618

Infrastructure - 0.3%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[5]		9,250,000	8,056,735
SBA Tower Trust
2.84% due 01/15/25[5]		3,550,000	3,397,849
Aligned Data Centers Issuer LLC
2021-1A, 1.94% due 08/15/46[5]		2,950,000	2,580,477
Total Infrastructure			14,035,061

Total Asset-Backed Securities
(Cost $1,389,981,066)			1,323,803,858

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
CORPORATE BONDS†† - 26.3%
Financial - 14.4%
Athene Global Funding
6.00% (SOFR Compounded Index + 0.72%) due 01/07/25◊,5	30,000,000	$29,491,387
1.99% due 08/19/28[5]	15,850,000	12,924,881
1.73% due 10/02/26[5]	14,700,000	12,811,654
F&G Global Funding
0.90% due 09/20/24[5]	42,100,000	39,755,008
1.75% due 06/30/26[5]	14,250,000	12,580,769
Societe Generale S.A.
1.79% due 06/09/27[1,5]	28,000,000	24,680,859
1.48% due 12/14/26[1,5]	10,500,000	9,374,044
3.88% due 03/28/24[5]	350,000	345,603
GA Global Funding Trust
1.95% due 09/15/28[5]	16,600,000	13,663,238
2.25% due 01/06/27[5]	15,000,000	13,144,015
1.63% due 01/15/26[5]	7,300,000	6,515,959
Macquarie Group Ltd.
1.63% due 09/23/27[1,5]	16,750,000	14,632,765
1.20% due 10/14/25[1,5]	13,550,000	12,848,364
Equitable Financial Life Global Funding
1.40% due 07/07/25[5]	15,000,000	13,776,255
1.80% due 03/08/28[5]	12,000,000	10,042,371
Cooperatieve Rabobank UA
1.34% due 06/24/26[1,5]	15,000,000	13,802,514
1.98% due 12/15/27[1,5]	10,000,000	8,758,538
Reliance Standard Life Global Funding II
2.75% due 05/07/25[5]	20,850,000	19,603,401
BNP Paribas S.A.
1.32% due 01/13/27[1,5]	21,350,000	19,119,266
2.22% due 06/09/26[1,5]	400,000	373,285
Pershing Square Holdings Ltd.
3.25% due 10/01/31	25,600,000	18,556,088
Citizens Bank North America/Providence RI
2.25% due 04/28/25	20,000,000	18,518,069
Credit Agricole S.A.
1.25% due 01/26/27[1,5]	17,950,000	16,032,521
1.91% due 06/16/26[1,5]	400,000	371,848
Ares Finance Company LLC
4.00% due 10/08/24[5]	14,617,000	14,132,829
Jackson National Life Global Funding
1.75% due 01/12/25[5]	15,000,000	14,083,903
FS KKR Capital Corp.
4.25% due 02/14/25[5]	7,600,000	7,276,958
2.63% due 01/15/27	7,400,000	6,336,942
JPMorgan Chase & Co.
1.47% due 09/22/27[1]	15,000,000	13,141,295
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[5]	10,800,000	9,511,452
3.88% due 03/01/31[5]	4,100,000	3,269,217
ABN AMRO Bank N.V.
1.54% due 06/16/27[1,5]	14,000,000	12,335,246
American Equity Investment Life Holding Co.
5.00% due 06/15/27	13,075,000	12,281,327
Deloitte LLP
4.35% due 11/17/23†††	7,300,000	7,273,658
3.46% due 05/07/27†††	4,500,000	4,073,902
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[5]	11,450,000	11,178,142
CBS Studio Center
8.31% (30 Day Average SOFR + 3.00%, Rate Floor: 3.00%) due 01/09/24◊,†††	10,000,000	10,000,000
Iron Mountain, Inc.
4.88% due 09/15/27[5]	7,360,000	6,788,531
5.00% due 07/15/28[5]	3,085,000	2,805,964
ING Groep N.V.
1.73% due 04/01/27[1]	9,800,000	8,767,966
BPCE S.A.
1.65% due 10/06/26[1,5]	9,500,000	8,621,540
Apollo Management Holdings, LP
4.40% due 05/27/26[5]	7,115,000	6,775,327
4.00% due 05/30/24[5]	1,846,000	1,818,723
Corebridge Global Funding
5.75% due 07/02/26[5]	7,250,000	7,162,457
OneMain Finance Corp.
3.50% due 01/15/27	7,050,000	6,036,562
6.13% due 03/15/24	750,000	747,621
7.13% due 03/15/26	50,000	48,969
First American Financial Corp.
4.00% due 05/15/30	7,860,000	6,656,557
LPL Holdings, Inc.
4.00% due 03/15/29[5]	4,450,000	3,879,787
4.63% due 11/15/27[5]	2,000,000	1,847,762
SBA Communications Corp.
3.13% due 02/01/29	6,500,000	5,421,470
Belrose Funding Trust
2.33% due 08/15/30[5]	7,100,000	5,290,934
Starwood Property Trust, Inc.
3.75% due 12/31/24[5]	5,375,000	5,117,307
Brighthouse Financial Global Funding
6.05% (SOFR + 0.76%) due 04/12/24◊,5	5,050,000	5,026,164
SLM Corp.
3.13% due 11/02/26	5,786,000	5,018,740
Horace Mann Educators Corp.
4.50% due 12/01/25	4,420,000	4,201,691
Essex Portfolio, LP
1.70% due 03/01/28	5,000,000	4,179,867
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[5]	4,300,000	3,620,627
Peachtree Corners Funding Trust
3.98% due 02/15/25[5]	3,450,000	3,330,603
Fairfax Financial Holdings Ltd.
4.85% due 04/17/28	3,100,000	2,937,627
Hunt Companies, Inc.
5.25% due 04/15/29[5]	3,250,000	2,552,564
United Wholesale Mortgage LLC
5.50% due 11/15/25[5]	1,940,000	1,845,285
5.50% due 04/15/29[5]	275,000	232,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
Brookfield Finance, Inc.
3.90% due 01/25/28	1,400,000	$1,289,474
CNO Financial Group, Inc.
5.25% due 05/30/25	1,200,000	1,175,949
Trinity Acquisition plc
4.40% due 03/15/26	881,000	845,867
Newmark Group, Inc.
6.13% due 11/15/23	775,000	773,450
Old Republic International Corp.
3.88% due 08/26/26	700,000	661,013
Equinix, Inc.
1.55% due 03/15/28	700,000	583,372
Assurant, Inc.
4.90% due 03/27/28	350,000	334,455
Morgan Stanley
3.77% due 01/24/29[1]	361,000	329,179
Total Financial		583,343,352

Consumer, Non-cyclical - 3.2%
Triton Container International Ltd.
1.15% due 06/07/24[5]	26,000,000	25,020,573
2.05% due 04/15/26[5]	1,800,000	1,603,608
Global Payments, Inc.
2.90% due 05/15/30	31,000,000	25,414,624
CoStar Group, Inc.
2.80% due 07/15/30[5]	15,280,000	12,311,757
Laboratory Corporation of America Holdings
1.55% due 06/01/26	13,700,000	12,272,131
Element Fleet Management Corp.
1.60% due 04/06/24[5]	10,250,000	10,004,047
PRA Health Sciences, Inc.
2.88% due 07/15/26[5]	10,280,000	9,275,328
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.38% due 08/31/27[5]	10,526,000	9,221,801
Block, Inc.
2.75% due 06/01/26	7,600,000	6,835,425
BAT Capital Corp.
4.70% due 04/02/27	4,220,000	4,040,435
3.56% due 08/15/27	527,000	482,148
Royalty Pharma plc
1.75% due 09/02/27	5,150,000	4,394,151
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
5.13% due 02/01/28	4,306,000	4,097,601
Molina Healthcare, Inc.
4.38% due 06/15/28[5]	1,115,000	999,094
Avantor Funding, Inc.
4.63% due 07/15/28[5]	1,050,000	957,263
US Foods, Inc.
4.75% due 02/15/29[5]	1,011,000	903,599
Catalent Pharma Solutions, Inc.
3.13% due 02/15/29[5]	1,050,000	861,205
IQVIA, Inc.
5.00% due 05/15/27[5]	850,000	801,191
Smithfield Foods, Inc.
4.25% due 02/01/27[5]	350,000	323,552
Performance Food Group, Inc.
5.50% due 10/15/27[5]	100,000	94,744
Total Consumer, Non-cyclical		129,914,277

Industrial - 2.9%
Berry Global, Inc.
1.57% due 01/15/26	11,750,000	10,621,226
4.88% due 07/15/26[5]	5,165,000	4,943,783
Sealed Air Corp.
1.57% due 10/15/26[5]	16,450,000	14,320,031
TD SYNNEX Corp.
1.25% due 08/09/24	14,400,000	13,756,814
GXO Logistics, Inc.
1.65% due 07/15/26	15,000,000	13,180,195
Silgan Holdings, Inc.
1.40% due 04/01/26[5]	12,600,000	11,176,272
Boeing Co.
2.20% due 02/04/26	10,450,000	9,595,018
Vontier Corp.
1.80% due 04/01/26	7,050,000	6,314,551
2.40% due 04/01/28	3,900,000	3,246,633
Graphic Packaging International LLC
1.51% due 04/15/26[5]	6,500,000	5,790,388
Penske Truck Leasing Company LP / PTL Finance Corp.
4.45% due 01/29/26[5]	5,475,000	5,244,659
4.20% due 04/01/27[5]	500,000	465,498
Stericycle, Inc.
5.38% due 07/15/24[5]	3,925,000	3,874,344
IP Lending V Ltd.
5.13% due 04/02/26 †††,5	3,900,000	3,627,000
Jabil, Inc.
1.70% due 04/15/26	3,800,000	3,413,644
GATX Corp.
3.85% due 03/30/27	2,900,000	2,689,959
3.50% due 03/15/28	200,000	179,571
Standard Industries, Inc.
4.75% due 01/15/28[5]	2,671,000	2,409,213
Weir Group plc
2.20% due 05/13/26[5]	2,610,000	2,345,363
Mueller Water Products, Inc.
4.00% due 06/15/29[5]	1,180,000	1,027,669
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[5]	800,000	760,968
Amsted Industries, Inc.
4.63% due 05/15/30[5]	350,000	296,359
5.63% due 07/01/27[5]	100,000	94,251
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[5]	275,000	249,698
6.50% due 03/15/27[5]	75,000	73,225
Enviri Corp.
5.75% due 07/31/27[5]	125,000	109,941
Total Industrial		119,806,273

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
Technology - 1.5%
CDW LLC / CDW Finance Corp.
2.67% due 12/01/26	22,350,000	20,157,580
3.25% due 02/15/29	810,000	690,679
Infor, Inc.
1.75% due 07/15/25[5]	13,800,000	12,688,411
Qorvo, Inc.
1.75% due 12/15/24[5]	10,600,000	9,959,423
3.38% due 04/01/31[5]	1,200,000	950,479
4.38% due 10/15/29	963,000	846,898
NetApp, Inc.
2.38% due 06/22/27	12,800,000	11,429,715
NCR Corp.
5.13% due 04/15/29[5]	2,850,000	2,511,017
Twilio, Inc.
3.63% due 03/15/29	994,000	832,121
MSCI, Inc.
3.88% due 02/15/31[5]	379,000	321,091
Total Technology		60,387,414

Consumer, Cyclical - 1.3%
Alt-2 Structured Trust
2.95% (0 - —%) due 05/14/31◊,†††	9,998,811	8,731,858
Warnermedia Holdings, Inc.
6.41% due 03/15/26	8,050,000	8,048,653
Delta Air Lines Inc. / SkyMiles IP Ltd.
4.50% due 10/20/25[5]	7,502,000	7,286,680
Choice Hotels International, Inc.
3.70% due 01/15/31	7,350,000	6,120,962
Delta Air Lines, Inc.
7.00% due 05/01/25[5]	4,300,000	4,346,681
Hyatt Hotels Corp.
5.75% due 04/23/30	4,320,000	4,188,020
American Airlines Class AA Pass Through Trust
3.35% due 10/15/29	2,552,861	2,272,997
3.00% due 10/15/28	1,568,907	1,403,723
Newell Brands, Inc.
6.38% due 09/15/27	1,548,000	1,476,765
4.70% due 04/01/26	1,552,000	1,462,594
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[5]	2,512,500	2,489,389
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	2,300,000	2,196,500
Air Canada
3.88% due 08/15/26[5]	2,350,000	2,132,762
1011778 BC ULC / New Red Finance, Inc.
5.75% due 04/15/25[5]	700,000	694,632
Tempur Sealy International, Inc.
4.00% due 04/15/29[5]	375,000	312,975
Total Consumer, Cyclical		53,165,191

Utilities - 1.0%
Alexander Funding Trust
1.84% due 11/15/23[5]	19,050,000	18,924,062
CenterPoint Energy, Inc.
5.99% (SOFR Compounded Index + 0.65%) due 05/13/24◊	10,400,000	10,398,088
Terraform Global Operating, LP
6.13% due 03/01/26[5]	6,170,000	6,054,313
AES Corp.
3.30% due 07/15/25[5]	4,250,000	4,025,499
Total Utilities		39,401,962

Basic Materials - 0.9%
Anglo American Capital plc
2.25% due 03/17/28[5]	14,000,000	11,948,353
4.00% due 09/11/27[5]	750,000	700,249
5.38% due 04/01/25[5]	600,000	591,952
Kaiser Aluminum Corp.
4.63% due 03/01/28[5]	9,643,000	8,420,171
Valvoline, Inc.
3.63% due 06/15/31[5]	7,434,000	5,759,514
4.25% due 02/15/30[5]	125,000	122,752
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[5]	4,130,000	3,702,124
Alcoa Nederland Holding BV
5.50% due 12/15/27[5]	3,675,000	3,490,860
Carpenter Technology Corp.
6.38% due 07/15/28	1,145,000	1,104,312
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	140,000	128,408
Total Basic Materials		35,968,695

Communications - 0.8%
Rogers Communications, Inc.
2.95% due 03/15/25	14,400,000	13,733,571
Level 3 Financing, Inc.
3.63% due 01/15/29[5]	5,070,000	2,839,200
4.25% due 07/01/28[5]	2,277,000	1,418,647
3.75% due 07/15/29[5]	2,150,000	1,201,747
Paramount Global
4.75% due 05/15/25	3,590,000	3,491,732
T-Mobile USA, Inc.
2.63% due 04/15/26	3,200,000	2,959,469
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80% due 04/01/31	3,250,000	2,534,535
Cogent Communications Group, Inc.
3.50% due 05/01/26[5]	2,680,000	2,475,516
Virgin Media Vendor Financing Notes IV DAC
5.00% due 07/15/28[5]	1,850,000	1,596,402
TripAdvisor, Inc.
7.00% due 07/15/25[5]	400,000	399,240
CSC Holdings LLC
4.13% due 12/01/30[5]	250,000	176,928
AMC Networks, Inc.
4.25% due 02/15/29	225,000	138,059

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
Match Group Holdings II LLC
4.63% due 06/01/28[5]	75,000	$67,239
Sirius XM Radio, Inc.
3.88% due 09/01/31[5]	75,000	56,810
Total Communications		33,089,095

Energy - 0.3%
BP Capital Markets plc
4.88% [1,9]	7,500,000	6,700,675
Occidental Petroleum Corp.
5.50% due 12/01/25	5,000,000	4,934,615
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[5]	400,000	385,539
Sabine Pass Liquefaction LLC
5.00% due 03/15/27	300,000	291,035
Parkland Corp.
5.88% due 07/15/27[5]	80,000	76,128
Total Energy		12,387,992

Total Corporate Bonds
(Cost $1,184,224,559)		1,067,464,251

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 20.4%
Residential Mortgage-Backed Securities - 12.4%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60◊,5	27,434,837	25,252,942
2021-RPL7, 1.93% (WAC) due 07/27/61◊,5	12,437,270	11,382,378
2020-RPL5, 3.02% (WAC) due 08/25/60◊,5	11,400,049	11,192,014
2021-RPL4, 1.80% (WAC) due 12/27/60◊,5	7,705,935	7,174,292
2018-RPL9, 3.85% (WAC) due 09/25/57◊,5	4,640,171	4,411,944
2020-NQM1, 1.41% due 05/25/65[5,10]	2,131,720	1,896,075
PRPM LLC
2021-5, 1.79% due 06/25/26[5,10]	20,772,529	19,159,407
2022-1, 3.72% due 02/25/27[5,10]	19,017,697	18,203,475
2021-8, 1.74% (WAC) due 09/25/26◊,5	9,458,212	8,672,746
2023-1, 6.88% (WAC) due 02/25/28◊,5	4,175,818	4,163,421
2021-RPL2, 2.49% (WAC) due 10/25/51◊,5	2,500,000	1,907,471
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[5,10]	20,941,823	19,503,097
2021-GS4, 1.65% due 11/25/60[5,10]	17,918,264	16,219,755
2021-GS2, 1.75% due 04/25/61[5,10]	7,650,649	7,066,543
2021-GS5, 2.25% due 07/25/67[5,10]	4,871,672	4,495,335
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[5,10]	21,279,934	18,706,241
2022-R1, 3.13% due 01/29/70[5,10]	17,598,452	15,768,639
2021-HE2, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 11/25/69◊,5	2,225,679	2,189,412
2021-HE2, 6.37% (30 Day Average SOFR + 1.05%, Rate Floor: 0.00%) due 11/25/69◊,5	2,043,782	2,014,447
2021-HE1, 6.27% (30 Day Average SOFR + 0.95%, Rate Floor: 0.00%) due 01/25/70◊,5	1,791,283	1,772,754
2021-HE1, 6.17% (30 Day Average SOFR + 0.85%, Rate Floor: 0.00%) due 01/25/70◊,5	1,344,982	1,333,392
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[5,10]	34,420,304	31,185,415
2022-SP1, 5.25% due 07/25/62[5,10]	9,626,850	9,287,132
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[5,10]	40,986,370	37,568,496
Verus Securitization Trust
2021-4, 1.35% (WAC) due 07/25/66◊,5	6,306,890	4,752,666
2021-5, 1.37% (WAC) due 09/25/66◊,5	5,943,789	4,674,101
2020-5, 1.58% due 05/25/65[5,10]	4,523,933	4,150,524
2021-3, 1.44% (WAC) due 06/25/66◊,5	3,615,614	2,981,272
2021-6, 1.89% (WAC) due 10/25/66◊,5	2,817,612	2,236,650
2019-4, 2.64% due 11/25/59[5,10]	1,373,925	1,308,043
2020-1, 2.42% due 01/25/60[5,10]	741,848	698,734
Towd Point Revolving Trust
, 4.83% due 09/25/64[8]	18,500,000	17,986,625
LSTAR Securities Investment Ltd.
2023-1, 8.81% (SOFR + 3.50%, Rate Floor: 0.00%) due 01/01/28◊,5	10,796,779	10,789,401
2021-1, 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26◊,8	6,824,430	6,698,014
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57◊,5	6,698,551	6,354,557
2018-2, 3.25% (WAC) due 03/25/58◊,5	3,492,745	3,336,474
2017-5, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.00%) due 02/25/57◊,5	1,883,013	1,890,553
2018-1, 3.00% (WAC) due 01/25/58◊,5	429,371	408,853
Citigroup Mortgage Loan Trust
2022-A, 6.17% due 09/25/62[5,10]	11,701,048	11,597,489
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 6.06% (1 Month Term SOFR + 0.74%, Rate Floor: 0.63%) due 11/25/37◊	10,829,041	10,253,831
2006-BC4, 5.77% (1 Month Term SOFR + 0.45%, Rate Floor: 0.34%) due 12/25/36◊	494,911	471,125
Imperial Fund Mortgage Trust
2022-NQM2, 4.02% (WAC) due 03/25/67◊,5	11,994,395	10,526,328
Home Equity Loan Trust
2007-FRE1, 5.62% (1 Month Term SOFR + 0.30%, Rate Floor: 0.19%) due 04/25/37◊	10,253,398	9,485,993
Soundview Home Loan Trust
2006-OPT5, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 07/25/36◊	8,142,298	7,639,153
2005-OPT3, 6.14% (1 Month Term SOFR + 0.82%, Rate Floor: 0.71%) due 11/25/35◊	1,148,489	1,116,013
CFMT LLC
2021-HB5, 1.37% (WAC) due 02/25/31◊,5	6,950,000	6,578,545
2022-HB9, 3.25% (WAC) due 09/25/37◊,8	2,084,148	1,865,144

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58◊,5	5,422,393	$4,906,197
2018-1A, 4.00% (WAC) due 12/25/57◊,5	1,702,102	1,580,643
2019-6A, 3.50% (WAC) due 09/25/59◊,5	1,336,547	1,195,619
2017-5A, 6.93% (1 Month Term SOFR + 1.61%, Rate Floor: 1.50%) due 06/25/57◊,5	501,555	498,289
CSMC
2021-NQM8, 2.41% (WAC) due 10/25/66◊,5	7,854,666	6,211,877
NovaStar Mortgage Funding Trust Series
2007-2, 5.63% (1 Month Term SOFR + 0.31%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37◊	5,918,963	5,691,043
Alternative Loan Trust
2007-OA7, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 05/25/47◊	4,308,602	3,602,005
2007-OH3, 6.01% (1 Month Term SOFR + 0.69%, Rate Cap/Floor: 10.00%/0.58%) due 09/25/47◊	2,114,584	1,834,694
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68◊,8	4,395,049	4,332,785
2019-RM3, 2.80% (WAC) due 06/25/69◊,8	900,029	872,863
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE3, 5.68% (1 Month Term SOFR + 0.36%, Rate Floor: 0.25%) due 12/25/36◊	4,560,443	2,189,133
2007-HE3, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 12/25/36◊	3,267,101	1,568,331
2007-HE5, 5.61% (1 Month Term SOFR + 0.29%, Rate Floor: 0.18%) due 03/25/37◊	1,579,834	663,872
2006-NC1, 6.00% (1 Month Term SOFR + 0.68%, Rate Floor: 0.57%) due 12/25/35◊	305,288	299,325
American Home Mortgage Investment Trust
2006-3, 5.79% (1 Month Term SOFR + 0.47%, Rate Cap/Floor: 10.50%/0.36%) due 12/25/46◊	5,388,873	4,281,082
Credit Suisse Mortgage Capital Certificates
2021-RPL9, 2.44% (WAC) due 02/25/61◊,5	4,128,675	3,760,183
SPS Servicer Advance Receivables Trust
2020-T2, 1.83% due 11/15/55[5]	3,750,000	3,378,218
Banc of America Funding Trust
2015-R2, 5.69% (1 Month Term SOFR + 0.26%, Rate Floor: 0.26%) due 04/29/37◊,5	3,274,314	3,209,266
HarborView Mortgage Loan Trust
2006-14, 5.74% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 01/25/47◊	1,892,692	1,668,099
2006-12, 5.82% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 01/19/38◊	1,566,027	1,356,191
Bear Stearns Asset-Backed Securities I Trust
2006-HE9, 5.71% (1 Month Term SOFR + 0.39%, Rate Floor: 0.28%) due 11/25/36◊	3,056,870	2,956,574
Securitized Asset Backed Receivables LLC Trust
2007-HE1, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 12/25/36◊	12,956,598	2,859,053
IXIS Real Estate Capital Trust
2006-HE1, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	4,746,159	2,459,057
Asset-Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 01/25/36◊	2,567,973	2,424,536
Ellington Financial Mortgage Trust
2021-2, 1.29% (WAC) due 06/25/66◊,5	2,057,823	1,589,022
2020-2, 1.64% (WAC) due 10/25/65◊,5	938,896	835,418
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 10/25/35◊	2,395,236	2,313,845
OBX Trust
2022-NQM9, 6.45% due 09/25/62[5,10]	2,197,065	2,183,932
First NLC Trust
2005-4, 6.21% (1 Month Term SOFR + 0.89%, Rate Cap/Floor: 14.00%/0.78%) due 02/25/36◊	2,223,075	2,129,476
Angel Oak Mortgage Trust
2021-6, 1.71% (WAC) due 09/25/66◊,5	2,618,679	2,026,949
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60◊,5	2,101,334	1,872,039
Citigroup Mortgage Loan Trust, Inc.
2006-WF1, 4.96% due 03/25/36	3,519,369	1,720,641
SG Residential Mortgage Trust
2022-1, 3.68% (WAC) due 03/27/62◊,5	1,847,360	1,576,430
Towd Point Mortgage Trust 2023-CES1
2023-CES1, 6.75% (WAC) due 07/25/63◊,5	1,437,632	1,431,254
Structured Asset Investment Loan Trust
2006-3, 5.73% (1 Month Term SOFR + 0.41%, Rate Floor: 0.30%) due 06/25/36◊	1,439,746	1,368,516
2005-2, 6.17% (1 Month Term SOFR + 0.85%, Rate Floor: 0.74%) due 03/25/35◊	25,720	25,586
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 5.58% (1 Month Term SOFR + 0.26%, Rate Floor: 0.15%) due 11/25/36◊	3,799,537	1,303,853

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~	Value
Credit-Based Asset Servicing and Securitization LLC
2006-CB2, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 12/25/36◊	1,353,473	$1,253,083
GSAA Home Equity Trust
2006-3, 6.03% (1 Month Term SOFR + 0.71%, Rate Floor: 0.60%) due 03/25/36◊	2,256,456	1,185,830
Morgan Stanley Home Equity Loan Trust
2006-2, 5.99% (1 Month Term SOFR + 0.67%, Rate Floor: 0.56%) due 02/25/36◊	1,184,772	1,162,837
Lehman XS Trust Series
2006-16N, 5.81% (1 Month Term SOFR + 0.49%, Rate Floor: 0.38%) due 11/25/46◊	1,240,640	1,047,478
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 6.45% (1 Month Term SOFR + 1.13%, Rate Floor: 1.02%) due 04/25/35◊	885,560	841,260
COLT Mortgage Loan Trust
2021-2, 2.38% (WAC) due 08/25/66◊,5	1,500,000	820,854
MFRA Trust
2021-INV1, 1.26% (WAC) due 01/25/56◊,5	842,347	736,601
Nationstar Home Equity Loan Trust
2007-B, 5.65% (1 Month Term SOFR + 0.33%, Rate Floor: 0.22%) due 04/25/37◊	741,487	733,413
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 01/26/60◊,5	773,571	731,390
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 6.01% (1 Month Term SOFR + 0.69%, Rate Floor: 0.58%) due 01/25/36◊	671,089	636,926
Long Beach Mortgage Loan Trust
2006-8, 5.75% (1 Month Term SOFR + 0.43%, Rate Floor: 0.32%) due 09/25/36◊	2,338,134	634,476
CIT Mortgage Loan Trust
2007-1, 6.78% (1 Month Term SOFR + 1.46%, Rate Floor: 1.35%) due 10/25/37◊,5	408,789	407,927
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 6.38% (1 Month Term SOFR + 1.06%, Rate Floor: 0.95%) due 06/25/35◊	410,535	406,642
Nomura Resecuritization Trust
2015-4R, 2.73% (1 Month Term SOFR + 0.54%, Rate Floor: 0.43%) due 03/26/36◊,5	368,749	340,134
First Franklin Mortgage Loan Trust
2004-FF10, 6.71% (1 Month Term SOFR + 1.39%, Rate Floor: 1.28%) due 07/25/34◊	341,991	328,789
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50◊,5	290,915	264,812
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	55,367	54,709
Morgan Stanley Re-REMIC Trust
2010-R5, 3.47% due 06/26/36[10]	45,150	40,927
CSMC Series
2014-2R, 3.56% (1 Month Term SOFR + 0.31%, Rate Floor: 0.20%) due 02/27/46◊,5	13,938	13,826
Total Residential Mortgage-Backed Securities		504,144,721

Government Agency - 5.9%
Freddie Mac
5.00% due 06/01/38	41,705,764	40,653,610
5.50% due 02/01/53	39,105,065	37,888,088
5.00% due 05/01/38	33,369,229	32,527,390
5.00% due 06/01/53	20,423,263	19,305,208
5.00% due 02/01/53	18,467,748	17,454,209
5.00% due 09/01/52	7,672,558	7,246,514
Fannie Mae
5.00% due 06/01/38	30,378,415	29,612,028
5.00% due 05/01/38	13,629,256	13,285,417
5.00% due 08/01/53	7,965,169	7,517,660
5.00% due 09/01/52	2,930,955	2,768,431
5.00% due 06/01/53	2,662,421	2,514,006
Ginnie Mae
6.00% due 09/20/45†††	20,900,000	20,795,628
6.00% due 06/20/47†††	3,100,000	3,102,174
Freddie Mac Seasoned Credit Risk Transfer Trust
2.00% due 05/25/60	3,227,905	2,452,423
2.00% due 11/25/59	1,855,823	1,407,502
Fannie Mae-Aces
1.59% (WAC) due 03/25/35◊,6	6,024,592	594,464
Total Government Agency		239,124,752

Commercial Mortgage-Backed Securities - 2.1%
BX Commercial Mortgage Trust
2021-VOLT, 7.10% (1 Month Term SOFR + 1.76%, Rate Floor: 1.65%) due 09/15/36◊,5	25,000,000	23,846,652
2022-LP2, 6.89% (1 Month Term SOFR + 1.56%, Rate Floor: 1.56%) due 02/15/39◊,5	13,204,132	12,723,358
JP Morgan Chase Commercial Mortgage Securities Trust
2021-NYAH, 6.99% (1 Month Term SOFR + 1.65%, Rate Floor: 1.54%) due 06/15/38◊,5	10,200,000	8,970,550
2016-JP2, 1.94% (WAC) due 08/15/49◊,6	30,418,558	1,119,397
MHP
2022-MHIL, 6.60% (1 Month Term SOFR + 1.26%, Rate Floor: 1.26%) due 01/15/27◊,5	7,773,268	7,519,718
BXHPP Trust
2021-FILM, 6.55% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,5	8,250,000	7,441,895

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~		Value
Life Mortgage Trust
2021-BMR, 6.85% (1 Month Term SOFR + 1.51%, Rate Floor: 1.40%) due 03/15/38◊,5		6,880,791	$6,656,039
Extended Stay America Trust
2021-ESH, 7.15% (1 Month Term SOFR + 1.81%, Rate Floor: 1.70%) due 07/15/38◊,5		3,801,950	3,745,115
Wells Fargo Commercial Mortgage Trust
2017-C38, 1.09% (WAC) due 07/15/50◊,6		22,066,047	572,486
2016-C37, 0.95% (WAC) due 12/15/49◊,6		26,321,483	468,959
2017-C42, 1.01% (WAC) due 12/15/50◊,6		14,304,298	415,624
2017-RB1, 1.35% (WAC) due 03/15/50◊,6		7,942,639	241,938
2015-LC22, 0.90% (WAC) due 09/15/58◊,6		18,414,889	210,447
2016-NXS5, 1.57% (WAC) due 01/15/59◊,6		4,551,464	117,907
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.77% (WAC) due 06/15/51◊,6		30,564,816	596,277
2016-C4, 0.86% (WAC) due 12/15/49◊,6		33,144,591	583,000
2016-C2, 1.63% (WAC) due 06/15/49◊,6		6,238,287	175,595
2017-C5, 1.04% (WAC) due 03/15/50◊,6		3,070,880	65,653
BENCHMARK Mortgage Trust
2018-B2, 0.60% (WAC) due 02/15/51◊,6		93,844,677	1,323,266
DBJPM Mortgage Trust
2017-C6, 1.05% (WAC) due 06/10/50◊,6		50,799,553	1,213,388
Bank of America Merrill Lynch Commercial Mortgage Trust
2017-BNK3, 1.16% (WAC) due 02/15/50◊,6		29,028,887	774,154
2016-UB10, 1.89% (WAC) due 07/15/49◊,6		10,113,741	322,988
COMM Mortgage Trust
2018-COR3, 0.57% (WAC) due 05/10/51◊,6		35,097,572	575,369
2015-CR24, 0.83% (WAC) due 08/10/48◊,6		51,459,452	497,603
UBS Commercial Mortgage Trust
2017-C2, 1.22% (WAC) due 08/15/50◊,6		21,994,508	699,977
2017-C5, 1.22% (WAC) due 11/15/50◊,6		10,786,278	294,345
CSAIL Commercial Mortgage Trust
2019-C15, 1.19% (WAC) due 03/15/52◊,6		19,285,526	725,005
2016-C6, 2.02% (WAC) due 01/15/49◊,6		6,000,908	209,859
BBCMS Mortgage Trust
2018-C2, 0.92% (WAC) due 12/15/51◊,6		29,298,312	876,937
Morgan Stanley Bank of America Merrill Lynch Trust
2017-C34, 0.91% (WAC) due 11/15/52◊,6		23,038,962	523,761
2015-C27, 1.01% (WAC) due 12/15/47◊,6		28,527,061	335,647
CGMS Commercial Mortgage Trust
2017-B1, 0.87% (WAC) due 08/15/50◊,6		19,690,399	452,909
CD Mortgage Trust
2017-CD6, 1.02% (WAC) due 11/13/50◊,6		12,647,526	291,899
2016-CD1, 1.50% (WAC) due 08/10/49◊,6		5,702,432	155,299
CD Commercial Mortgage Trust
2017-CD4, 1.38% (WAC) due 05/10/50◊,6		13,459,464	443,041
GS Mortgage Securities Trust
2017-GS6, 1.16% (WAC) due 05/10/50◊,6		11,037,110	324,345
BANK
2017-BNK6, 0.91% (WAC) due 07/15/60◊,6		13,494,094	293,711
Citigroup Commercial Mortgage Trust
2016-C2, 1.81% (WAC) due 08/10/49◊,6		5,964,261	205,338
2016-GC37, 1.82% (WAC) due 04/10/49◊,6		2,812,757	85,250
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.78% (WAC) due 01/15/47◊,6		11,107,145	706
Total Commercial Mortgage-Backed Securities			86,095,407

Total Collateralized Mortgage Obligations
(Cost $892,853,973)			829,364,880

U.S. GOVERNMENT SECURITIES†† - 7.7%
U.S. Treasury Notes
4.75% due 07/31/25		200,000,000	198,671,876
4.63% due 06/30/25		100,000,000	99,144,531
United States Treasury Inflation Indexed Bonds
1.25% due 04/15/28[13]		10,496,524	9,982,666
1.38% due 07/15/33[13]		5,203,450	4,811,057
Total U.S. Government Securities
(Cost $314,181,821)			312,610,130

FEDERAL AGENCY DISCOUNT NOTES†† - 4.7%
Federal Home Loan Bank
5.20% due 10/02/23[11]		188,722,000	188,694,740
Total Federal Agency Discount Notes
(Cost $188,694,740)			188,694,740

SENIOR FLOATING RATE INTERESTS††,◊ - 2.5%
Technology - 0.6%
RLDatix
9.53% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††		13,798,857	13,540,818
Dun & Bradstreet
8.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 01/18/29		8,471,000	8,445,587
Upland Software, Inc.
9.17% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 08/06/26		500,225	477,714
Emerald TopCo, Inc. (Press Ganey)
9.18% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/24/26		191,206	183,606
Total Technology			22,647,725

Basic Materials - 0.4%
Trinseo Materials Operating S.C.A.
7.93% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 05/03/28		10,850,250	9,080,900
INEOS Ltd.
6.61% (1 Month EURIBOR + 2.75%, Rate Floor: 2.75%) due 01/29/26	EUR	8,100,000	8,425,901
Total Basic Materials			17,506,801

Industrial - 0.4%
Mileage Plus Holdings LLC
10.80% (3 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 06/21/27		7,091,625	7,358,341
Harsco Corporation
7.68% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 03/10/28		3,910,000	3,855,025
Ravago Holdings America, Inc.
8.15% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/04/28		1,950,000	1,911,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Face Amount~		Value
CPM Holdings, Inc.
8.94% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 11/17/25		1,490,600	$1,485,011
Cushman & Wakefield US Borrower LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/31/30		723,515	710,253
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/21/25		70,924	70,765
Total Industrial			15,390,395

Consumer, Non-cyclical - 0.4%
Bombardier Recreational Products, Inc.
7.42% (1 Month Term SOFR + 2.00%, Rate Floor: 2.00%) due 05/24/27		4,093,448	4,064,467
Women’s Care Holdings, Inc.
10.05% (6 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 01/17/28		4,548,561	4,025,477
Sigma Holding BV (Flora Food)
7.41% (6 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/02/25	EUR	2,786,074	2,934,378
Hearthside Group Holdings LLC
9.58% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25		2,041,071	1,779,569
DaVita, Inc.
7.18% (1 Month Term SOFR + 1.75%, Rate Floor: 1.75%) due 08/12/26		686,042	677,041
Froneri US, Inc.
7.67% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/29/27		435,375	431,761
Pearl Intermediate Parent LLC
8.17% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 02/14/25		388,691	386,141
Outcomes Group Holdings, Inc.
9.13% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/24/25		380,721	378,273
EyeCare Partners LLC
9.18% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 02/18/27		486,250	339,403
Total Consumer, Non-cyclical			15,016,510

Communications - 0.3%
Playtika Holding Corp.
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 03/13/28		10,361,500	10,342,124
Zayo Group Holdings, Inc.
8.43% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/09/27		1,500,000	1,221,465
Altice US Finance I Corp.
7.70% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 01/15/26		453,759	437,650
Ziggo Financing Partnership
7.95% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 04/28/28		400,000	390,332
Virgin Media Bristol LLC
7.95% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 01/31/28		200,000	194,026
Total Communications			12,585,597

Consumer, Cyclical - 0.3%
Amaya Holdings BV
6.36% (3 Month EURIBOR + 2.50%, Rate Floor: 2.50%) due 07/21/26	EUR	4,500,000	4,756,429
Rent-A-Center, Inc.
8.88% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/17/28		2,109,698	2,101,133
Pacific Bells LLC
10.15% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28		1,564,598	1,542,600
Entain Holdings (Gibraltar) Ltd.
7.99% (3 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 03/29/27		1,466,250	1,462,320
New Trojan Parent, Inc.
8.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/06/28		2,688,125	1,402,314
Packers Holdings LLC
8.67% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/09/28		1,689,954	997,073
Samsonite IP Holdings SARL
8.07% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 06/21/30		175,527	175,638
Total Consumer, Cyclical			12,437,507

Energy - 0.1%
ITT Holdings LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 07/10/28		2,891,000	2,883,165
Venture Global Calcasieu Pass LLC
8.04% (1 Month Term SOFR + 2.63%, Rate Floor: 2.63%) due 08/19/26		444,419	440,344
Total Energy			3,323,509

Financial - 0.0%
Jane Street Group LLC
8.18% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/26/28		1,940,768	1,933,490
Total Senior Floating Rate Interests
(Cost $108,331,357)			100,841,534

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
5.27% due 10/03/23[11]		20,784,000	20,780,962
5.28% due 10/17/23[11]		14,835,000	14,802,409
5.28% due 10/10/23[11]		3,915,000	3,910,424
Total U.S. Treasury Bills
(Cost $39,487,974)			39,493,795

MUNICIPAL BONDS†† - 0.1%
California - 0.1%
California Public Finance Authority Revenue Bonds
1.55% due 10/15/26		3,145,000	2,747,368
Total Municipal Bonds
(Cost $3,145,000)			2,747,368

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

	Notional Value	Value
OTC OPTIONS PURCHASED†† - 0.0%
Call Options on:
Interest Rate Options
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	$120,100,000	$240,471
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	119,000,000	238,269
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	59,950,000	120,035
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring June 2024 with strike price of $0.10	48,900,000	97,911
Morgan Stanley Capital Services LLC 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.10	120,100,000	75,256
Barclays Bank plc 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	120,000,000	75,193
Bank of America, N.A. 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	58,950,000	36,939
Goldman Sachs International 10Y-2Y SOFR CMS CAP Expiring December 2023 with strike price of $0.20	48,900,000	30,641
Total Interest Rate Options		914,715

Total OTC Options Purchased
(Cost $2,968,935)		914,715

Total Investments - 100.1%
(Cost $4,321,017,326)		4,059,264,407

OTC INTEREST RATE SWAPTIONS WRITTEN††12 - 0.0%
Put Swaptions on:
Interest Rate Swaptions
Barclays Bank plc 5-Year Interest Rate Swap Expiring October 2023 with exercise rate of 3.93% (Notional Value $64,550,000)	64,550,000	(1,288,794)
Total OTC Interest Rate Swaptions Written (Premiums Received $445,395)		(1,288,794)

Other Assets & Liabilities, net - (0.1)%		(3,287,943)
Total Net Assets - 100.0%		$4,054,687,670

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	ICE	ITRAXX. EUR.38.V1	1.00%	Quarterly	12/20/27	$24,500,000	$(341,538)	$(191,247)	$(150,291)
BofA Securities, Inc.	ICE	CDX.NA.HY.40.V1	5.00%	Quarterly	06/20/28	40,800,000	(639,493)	169,403	(808,896)
							$(981,031)	$(21,844)	$(959,187)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	4.68%	Annually	06/29/25	$197,000,000	$(1,418,445)	$690	$(1,419,135)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.40%	Annually	04/04/28	52,000,000	(2,136,639)	480	(2,137,119)
BofA Securities, Inc.	CME	Pay	U.S. Secured Overnight Financing Rate	3.79%	Annually	10/03/27	106,500,000	(2,632,083)	(33,310)	(2,598,773)
								$(6,187,167)	$(32,140)	$(6,155,027)

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation
Barclays Bank plc	EUR	Sell	29,447,000	31,666,950 USD	10/16/23	$511,868

OTC Interest Rate Swaptions Written[12]
Counterparty/Description	Floating Rate Type	Floating Rate Index	Payment Frequency	Fixed Rate	Expiration Date	Exercise Rate	Swaption Notional Amount	Swaption Value
Put
Barclays Bank plc 5-Year Interest Rate Swap	Pay	SOFR	Annual	3.93%	10/16/23	3.93%	$64,550,000	$(1,288,794)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted. — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[2]	Special Purpose Acquisition Company (SPAC).
[3]	Affiliated issuer.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,381,647,236 (cost $2,566,633,440), or 58.7% of total net assets.

[6]	Security is an interest-only strip.
[7]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $31,755,481 (cost $32,549,805), or 0.8% of total net assets — See Note 9.

[9]	Perpetual maturity.
[10]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2023. See table below for additional step information for each security.

[11]	Rate indicated is the effective yield at the time of purchase.
[12]	Swaptions — See additional disclosure in the swaptions table above for more information on swaptions.
[13]	Face amount of security is adjusted for inflation.
BofA — Bank of America
CDX.NA.HY.40.V1 — Credit Default Swap North American High Yield Series 40 Index Version 1
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
ICE — Intercontinental Exchange
ITRAXX.EUR.38.V1 — iTraxx Europe Series 38 Index Version 1
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,537	$—	$—	$37,537
Preferred Stocks	—	18,964,997	—	18,964,997
Warrants	6,156	—	—	6,156
Mutual Funds	92,920,421	—	—	92,920,421
Money Market Fund	81,400,025	—	—	81,400,025
Asset-Backed Securities	—	1,180,412,119	143,391,739	1,323,803,858
Corporate Bonds	—	1,033,757,833	33,706,418	1,067,464,251
Collateralized Mortgage Obligations	—	805,467,078	23,897,802	829,364,880
U.S. Government Securities	—	312,610,130	—	312,610,130
Federal Agency Discount Notes	—	188,694,740	—	188,694,740
Senior Floating Rate Interests	—	87,300,716	13,540,818	100,841,534
U.S. Treasury Bills	—	39,493,795	—	39,493,795
Municipal Bonds	—	2,747,368	—	2,747,368
Options Purchased	—	914,715	—	914,715
Forward Foreign Currency Exchange Contracts**	—	511,868	—	511,868
Total Assets	$174,364,139	$3,670,875,359	$214,536,777	$4,059,776,275

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Interest Rate Swaptions Written	$—	$1,288,794	$—		$1,288,794
Credit Default Swap Agreements**	—	959,187	—		959,187
Interest Rate Swap Agreements**	—	6,155,027	—		6,155,027
Unfunded Loan Commitments (Note 8)	—	—	—	*	—
Total Liabilities	$—	$8,403,008	$—		$8,403,008

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2023	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$65,957,367	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Asset-Backed Securities	51,368,818	Third Party Pricing	Broker Quote	—	—
Asset-Backed Securities	26,065,554	Yield Analysis	Yield	6.2%-7.3%	6.9%
Collateralized Mortgage Obligations	23,897,802	Model Price	Purchase Price	—	—
Corporate Bonds	18,731,858	Yield Analysis	Yield	6.7%	—
Corporate Bonds	11,347,560	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Corporate Bonds	3,627,000	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	13,540,818	Yield Analysis	Yield	11.2%	—
Total Assets	$214,536,777

*	Inputs are weighted by the fair value of the instruments.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2023
LIMITED DURATION FUND

Significant changes in a quote, yield, market comparable yields, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security. Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended September 30, 2023, the Fund had securities with a total value of $33,100,000 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $1,842,708 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2023:

	Assets
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Total Assets
Beginning Balance	$138,990,860	$24,443,994	$39,180,570	$16,423,965	$219,039,389
Purchases/(Receipts)	59,861,785	23,938,368	—	137,988	83,938,141
(Sales, maturities and paydowns)/Fundings	(89,522,656)	(25,700,000)	(5,529,018)	(424,879)	(121,176,553)
Amortization of premiums/discounts	104,943	132	(143,797)	64,481	25,759
Total realized gains (losses) included in earnings	(2,621,353)	—	(503,065)	—	(3,124,418)
Total change in unrealized appreciation (depreciation) included in earnings	3,478,210	1,215,308	701,728	(818,079)	4,577,167
Transfers into Level 3	33,100,000	—	—	—	33,100,000
Transfers out of Level 3	(50)	—	—	(1,842,658)	(1,842,708)
Ending Balance	$143,391,739	$23,897,802	$33,706,418	$13,540,818	$214,536,777
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2023	$(670,436)	$(40,572)	$150,044	$(169,072)	$(730,036)

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
BRAVO Residential Funding Trust 2022-R1, 3.13% due 01/29/70	6.13%	01/30/25	—	—
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/25/24	5.62%	09/25/25
Citigroup Mortgage Loan Trust 2022-A, 6.17% due 09/25/62	9.17%	09/25/25	10 17%	09/25/26
CSMC Trust 2020-NQM1, 1.41% due 05/25/65	2.41%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/25/24	5.75%	05/25/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/25/24	5.65%	08/25/25
Legacy Mortgage Asset Trust 2021-GS5, 2.25% due 07/25/67	5.25%	11/25/24	6.25%	11/25/25

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2023
LIMITED DURATION FUND

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/25/24	5.75%	04/25/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/01/24	5.67%	08/01/25
NYMT Loan Trust 2022-SP1, 5.25% due 07/25/62	8.25%	07/01/25	9.25%	07/01/26
OBX Trust 2022-NQM9, 6.45% due 09/25/62	7.45%	11/01/26	—	—
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	5.12%	06/25/24	6.12%	06/25/25
PRPM LLC 2022-1, 3.72% due 02/25/27	6.72%	02/25/25	7.72%	02/25/26
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/25/24	5.79%	06/25/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.58% due 05/25/65	2.58%	10/26/24	—	—

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 09/30/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$29,251,332	$1,563,730	$—	$—	$371,364	$31,186,426	1,284,978	$1,564,080
Guggenheim Strategy Fund III	29,345,878	1,589,536	—	—	334,857	31,270,271	1,287,372	1,590,994
Guggenheim Ultra Short Duration Fund — Institutional Class	28,551,935	1,429,933	—	—	481,856	30,463,724	3,124,485	1,429,650
	$87,149,145	$4,583,199	$—	$—	$1,188,077	$92,920,421		$4,584,724

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $4,227,140,454)	$3,966,343,986
Investments in affiliated issuers, at value (cost $93,876,872)	92,920,421
Foreign currency, at value (cost $117,625)	117,625
Cash	296,004
Segregated cash with broker	2,160,603
Unamortized upfront premiums paid on credit default swap agreements	169,403
Unamortized upfront premiums paid on interest rate swap agreements	1,170
Unrealized appreciation on forward foreign currency exchange contracts	511,868
Prepaid expenses	217,568
Receivables:
Interest	26,365,555
Fund shares sold	5,354,769
Securities sold	4,230,157
Dividends	425,057
Other assets	16
Total assets	4,099,114,202

Liabilities:
Unfunded loan commitments, at value (Note 8) (commitment fees received $—)	—
Options written, at value (premiums received $445,395)	1,288,794
Segregated cash due to broker	400,000
Unamortized upfront premiums received on credit default swap agreements	191,247
Unamortized upfront premiums received on interest rate swap agreements	33,310
Payable for:
Securities purchased	23,761,335
Fund shares redeemed	12,405,331
Distributions to shareholders	1,891,334
Variation margin on interest rate swap agreements	1,679,662
Management fees	1,160,989
Transfer agent fees	915,158
Distribution and service fees	136,936
Protection fees on credit default swap agreements	70,249
Fund accounting/administration fees	34,235
Due to Investment Adviser	17,608
Trustees’ fees*	4,854
Variation margin on credit default swap agreements	25
Miscellaneous	435,465
Total liabilities	44,426,532
Net assets	$4,054,687,670

Net assets consist of:
Paid in capital	$4,405,721,450
Total distributable earnings (loss)	(351,033,780)
Net assets	$4,054,687,670

A-Class:
Net assets	$392,936,506
Capital shares outstanding	16,644,678
Net asset value per share	$23.61
Maximum offering price per share (Net asset value divided by 97.75%)	$24.15

C-Class:
Net assets	$53,465,475
Capital shares outstanding	2,266,249
Net asset value per share	$23.59

P-Class:
Net assets	$54,668,369
Capital shares outstanding	2,315,810
Net asset value per share	$23.61

Institutional Class:
Net assets	$3,245,438,701
Capital shares outstanding	137,502,665
Net asset value per share	$23.60

R6-Class:
Net assets	$308,178,619
Capital shares outstanding	13,062,015
Net asset value per share	$23.59

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$115,420
Dividends from securities of affiliated issuers	4,584,724
Interest	179,307,684
Total investment income	184,007,828

Expenses:
Management fees	16,083,765
Distribution and service fees:
A-Class	1,115,453
C-Class	590,649
P-Class	171,736
Transfer agent fees:
A-Class	286,438
C-Class	63,750
P-Class	60,563
Institutional Class	3,713,484
R6-Class	3,141
Fund accounting/administration fees	1,694,311
Interest expense	779,082
Professional fees	411,741
Line of credit fees	217,943
Trustees fees*	77,965
Custodian fees	167,106
Miscellaneous	356,491
Recoupment of previously waived fees:
A-Class	30,384
C-Class	4,274
P-Class	2,293
Institutional Class	77,814
R6-Class	22,663
Total expenses	25,931,046
Less:
Expenses reimbursed by Adviser:
A-Class	(95,368)
C-Class	(36,276)
P-Class	(28,742)
Institutional Class	(2,123,104)
R6-Class	(1,436)
Expenses waived by Adviser	(1,352,154)
Earnings credits applied	(96,112)
Total waived/reimbursed expenses	(3,733,192)
Net expenses	22,197,854
Net investment income	161,809,974

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(81,672,032)
Swap agreements	5,050,034
Futures contracts	1,551,516
Options purchased	(4,306,390)
Options written	(811,178)
Forward foreign currency exchange contracts	3,375,053
Foreign currency transactions	(129,697)
Net realized loss	(76,942,694)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	167,930,437
Investments in affiliated issuers	1,188,077
Swap agreements	(14,074,581)
Options purchased	(10,704,384)
Options written	1,939,158
Forward foreign currency exchange contracts	(8,640,355)
Foreign currency translations	42,152
Net change in unrealized appreciation (depreciation)	137,680,504
Net realized and unrealized gain	60,737,810
Net increase in net assets resulting from operations	$222,547,784

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2023	Year Ended September 30, 2022
Increase (Decrease) in Net Assets from Operations:
Net investment income	$161,809,974	$105,834,694
Net realized gain (loss) on investments	(76,942,694)	2,942,839
Net change in unrealized appreciation (depreciation) on investments	137,680,504	(455,180,176)
Net increase (decrease) in net assets resulting from operations	222,547,784	(346,402,643)

Distributions to shareholders:
A-Class	(16,755,868)	(15,229,714)
C-Class	(1,778,619)	(1,053,900)
P-Class	(2,575,520)	(2,173,183)
Institutional Class	(136,965,962)	(109,271,775)
R6-Class	(5,921,753)	(826,365)
Total distributions to shareholders	(163,997,722)	(128,554,937)

Capital share transactions:
Proceeds from sale of shares
A-Class	134,134,218	160,235,607
C-Class	14,149,452	11,936,961
P-Class	9,238,532	53,405,339
Institutional Class	1,552,067,621	2,719,216,190
R6-Class	339,029,073	6,914,200
Distributions reinvested
A-Class	13,736,751	12,605,568
C-Class	1,490,112	856,214
P-Class	2,558,616	2,173,183
Institutional Class	113,710,269	90,897,272
R6-Class	5,772,795	826,365
Cost of shares redeemed
A-Class	(311,444,561)	(417,792,556)
C-Class	(25,891,808)	(33,537,200)
P-Class	(39,029,342)	(121,847,857)
Institutional Class	(2,378,071,191)	(3,467,436,046)
R6-Class	(63,202,366)	(21,559,738)
Net decrease from capital share transactions	(631,751,829)	(1,003,106,498)
Net decrease in net assets	(573,201,767)	(1,478,064,078)

Net assets:
Beginning of year	4,627,889,437	6,105,953,515
End of year	$4,054,687,670	$4,627,889,437

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2023	Year Ended September 30, 2022
Capital share activity:
Shares sold
A-Class	5,673,976	6,516,599
C-Class	601,182	487,090
P-Class	393,536	2,172,486
Institutional Class	65,761,074	111,021,579
R6-Class	14,311,441	280,583
Shares issued from reinvestment of distributions
A-Class	582,051	514,766
C-Class	63,143	35,053
P-Class	108,402	88,801
Institutional Class	4,817,987	3,720,350
R6-Class	243,986	33,955
Shares redeemed
A-Class	(13,221,104)	(17,070,775)
C-Class	(1,100,053)	(1,370,571)
P-Class	(1,654,015)	(4,908,204)
Institutional Class	(100,931,627)	(142,043,580)
R6-Class	(2,675,457)	(873,618)
Net decrease in shares	(27,025,478)	(41,395,486)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.35	(2.04)	.01 [i]	.94	.01
Total from investment operations	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.89)	(.43)	(.38)	(.45)	(.57)
Net realized gains	—	(.09)	(.12)	—	— [b]
Total distributions	(.89)	(.52)	(.50)	(.45)	(.57)
Net asset value, end of period	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return[c]	5.31%	(6.42%)	1.38%	5.51%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,937	$549,667	$855,473	$625,386	$570,353
Ratios to average net assets:
Net investment income (loss)	3.70%	1.69%	1.32%	1.60%	2.18%
Total expenses[d]	0.80%	0.80%	0.79%	0.84%	0.83%
Net expenses[e,f,g]	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	28%	23%	80%	123%	72%

C-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.27	$25.41	$25.55	$24.66	$24.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.70	.24	.15	.21	.35
Net gain (loss) on investments (realized and unrealized)	.33	(2.04)	.02 [i]	.95	.02
Total from investment operations	1.03	(1.80)	.17	1.16	.37
Less distributions from:
Net investment income	(.71)	(.25)	(.19)	(.27)	(.39)
Net realized gains	—	(.09)	(.12)	—	— [b]
Total distributions	(.71)	(.34)	(.31)	(.27)	(.39)
Net asset value, end of period	$23.59	$23.27	$25.41	$25.55	$24.66

Total Return[c]	4.48%	(7.13%)	0.67%	4.72%	1.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$53,465	$62,864	$90,205	$86,143	$85,100
Ratios to average net assets:
Net investment income (loss)	2.96%	0.96%	0.58%	0.85%	1.42%
Total expenses[d]	1.60%	1.58%	1.58%	1.61%	1.60%
Net expenses[e,f,g]	1.50%	1.49%	1.49%	1.52%	1.50%
Portfolio turnover rate	28%	23%	80%	123%	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.57	$24.68	$24.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.87	.42	.34	.40	.54
Net gain (loss) on investments (realized and unrealized)	.35	(2.04)	.01 [i]	.94	.01
Total from investment operations	1.22	(1.62)	.35	1.34	.55
Less distributions from:
Net investment income	(.89)	(.43)	(.38)	(.45)	(.57)
Net realized gains	—	(.09)	(.12)	—	— [b]
Total distributions	(.89)	(.52)	(.50)	(.45)	(.57)
Net asset value, end of period	$23.61	$23.28	$25.42	$25.57	$24.68

Total Return	5.31%	(6.42%)	1.38%	5.50%	2.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,668	$80,735	$155,465	$150,623	$108,691
Ratios to average net assets:
Net investment income (loss)	3.69%	1.67%	1.33%	1.60%	2.18%
Total expenses[d]	0.82%	0.95%	0.83%	0.90%	0.88%
Net expenses[e,f,g]	0.75%	0.74%	0.74%	0.77%	0.75%
Portfolio turnover rate	28%	23%	80%	123%	72%

Institutional Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data
Net asset value, beginning of period	$23.28	$25.42	$25.56	$24.67	$24.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.93	.49	.40	.46	.60
Net gain (loss) on investments (realized and unrealized)	.34	(2.05)	.03 [i]	.95	.01
Total from investment operations	1.27	(1.56)	.43	1.41	.61
Less distributions from:
Net investment income	(.95)	(.49)	(.45)	(.52)	(.63)
Net realized gains	—	(.09)	(.12)	—	— [b]
Total distributions	(.95)	(.58)	(.57)	(.52)	(.63)
Net asset value, end of period	$23.60	$23.28	$25.42	$25.56	$24.67

Total Return	5.53%	(6.19%)	1.67%	5.77%	2.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,245,439	$3,907,125	$4,960,578	$2,911,309	$2,421,315
Ratios to average net assets:
Net investment income (loss)	3.96%	1.97%	1.58%	1.85%	2.43%
Total expenses[d]	0.59%	0.56%	0.56%	0.59%	0.57%
Net expenses[e,f,g]	0.50%	0.49%	0.49%	0.52%	0.50%
Portfolio turnover rate	28%	23%	80%	123%	72%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019[h]
Per Share Data
Net asset value, beginning of period	$23.26	$25.40	$25.55	$24.66	$24.58
Income (loss) from investment operations:
Net investment income (loss)[a]	1.00	.48	.40	.48	.31
Net gain (loss) on investments (realized and unrealized)	.29	(2.04)	.02 [i]	.93	.14
Total from investment operations	1.29	(1.56)	.42	1.41	.45
Less distributions from:
Net investment income	(.96)	(.49)	(.45)	(.52)	(.37)
Net realized gains	—	(.09)	(.12)	—	—
Total distributions	(.96)	(.58)	(.57)	(.52)	(.37)
Net asset value, end of period	$23.59	$23.26	$25.40	$25.55	$24.66

Total Return	5.60%	(6.19%)	1.64%	5.78%	1.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$308,179	$27,499	$44,232	$31,315	$314,764
Ratios to average net assets:
Net investment income (loss)	4.22%	1.94%	1.58%	1.96%	2.24%
Total expenses[d]	0.49%	0.49%	0.49%	0.53%	0.51%
Net expenses[e,f,g]	0.46%	0.49%	0.49%	0.52%	0.50%
Portfolio turnover rate	28%	23%	80%	123%	72%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.01%	0.00%*	—	0.00%*	0.00%*
C-Class	0.01%	—	—	0.00%*	—
P-Class	0.00%*	—	—	0.00%*	0.00%*
Institutional Class	0.00%*	—	—	0.00%*	0.00%*
R6-Class	0.02%	0.02%	0.01%	0.00%*	0.00%*h

*	Less than 0.01%.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23	09/30/22	09/30/21	09/30/20	09/30/19
A-Class	0.72%	0.73%	0.73%	0.75%	0.75%
C-Class	1.48%	1.48%	1.48%	1.50%	1.50%
P-Class	0.72%	0.73%	0.73%	0.75%	0.75%
Institutional Class	0.47%	0.48%	0.48%	0.50%	0.50%
R6-Class	0.44%	0.48%	0.48%	0.50%	0.50%[h]

[h]	Since commencement of operations: March 13, 2019. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares: A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI” or the “Adviser”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2023, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Limited Duration Fund (the “Fund”), a diversified investment company. At September 30, 2023, A-Class, C-Class, P-Class, Institutional Class and R6-Class shares have been issued by the Fund.

Guggenheim Partners Investment Management LLC (“GPIM” or the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADR”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by a pricing service provider in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by a pricing service provider which uses broker quotes, among other inputs. If the pricing service provider cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service provider.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund is valued on the basis of the last sale price on the primary exchange on which the swap is traded.

Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Recently, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

(e) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(g) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(i) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(j) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(k) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(l) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

The Fund may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statement of Operations at the end of the commitment period.

(m) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares, unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes.

(n) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(o) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2023, are disclosed in the Statement of Operations.

(p) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(q) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(r) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$579,916,667	$40,382,963

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge	$8,239	$89,875,833

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, income	$64,007,292	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
Use	Pay Floating Rate	Receive Floating Rate
Duration, Hedge	$235,875,000	$10,372,583

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
Use	Protection Sold	Protection Purchased
Index exposure, Income	$12,500,000	$42,175,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$428,074	$42,089,153

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Unamortized upfront premiums received on interest rate swap agreements
Variation margin on interest rate swap agreements
Credit default swap contracts	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on credit default swap agreements
Equity/Interest rate option contracts	Investments in unaffiliated issuers, at value	Options written, at value
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
$—	$—	511,868	$914,715	$—	$1,426,583

Liability Derivative Investments Value
Swaps Interest Rate Risk*	Swaps Credit Risk*	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total Value at September 30, 2023
$6,155,027	$959,187	$—	$—	$1,288,794	$8,403,008

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Futures contracts	Net realized gain (loss) on futures contracts
Interest/Credit swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Interest rate option contracts	Net realized gain (loss) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (depreciation) on options written
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$1,551,516	$6,373,741	$(1,323,707)	$2,719,803	$(4,306,390)	$3,375,053	$—	$(3,530,981)	$4,859,035

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Options Written Equity Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Options Purchased Interest Rate Risk	Options Written Interest Rate Risk	Total
$—	$(13,511,642)	$(562,939)	$1,113,372	$(8,650,164)	$(8,640,355)	$(2,054,220)	$825,786	$(31,480,162)

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options Purchased	$914,715	$—	914,715	$(313,462)	$(400,000)	$201,253
Forward foreign currency exchange contracts	511,868	—	511,868	(511,868)	—	—

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Options Written	$1,288,794	$—	$1,288,794	$(825,330)	$—	$463,464

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Counterparty	Asset Type	Cash Pledged	Cash Received
BofA Securities, Inc.	Credit default swap agreements	$1,124,856	$—
BofA Securities, Inc.	Interest rate swap agreements	1,035,747	—
Goldman Sachs International	Options	—	90,000
Morgan Stanley Capital Services LLC	Options	—	310,000
		2,160,603	400,000

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Pricing service providers are used to value a majority of the Fund’s investments. When values are not available from a pricing service provider, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a pricing service provider based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets of the Fund.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends or interest on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	0.75%	12/01/13	02/01/25
C-Class	1.50%	12/01/13	02/01/25
P-Class	0.75%	05/01/15	02/01/25
Institutional Class	0.50%	12/01/13	02/01/25
R6-Class	0.50%	03/13/19	02/01/25

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2023, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2024	2025	2026	Fund Total
A-Class	$332,853	$400,848	$95,368	$829,069
C-Class	80,424	68,209	36,276	184,909
P-Class	146,751	202,943	28,742	378,436
Institutional Class	2,560,156	3,164,191	2,123,104	7,847,451
R6-Class	—	—	1,175	1,175

For the year ended September 30, 2023, GI recouped $137,428 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2023, the Fund waived $73,696 related to investments in affiliated funds.

For the year ended September 30, 2023, GFD retained sales charges of $132,849 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2023 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$163,997,722	$—	$163,997,722

The tax character of distributions paid during the year ended September 30, 2022 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$112,022,155	$16,532,782	$128,554,937

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2023 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$17,156,119	$—	$(269,385,190)	$(83,014,525)	$(15,790,184)	$(351,033,780)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2023, capital loss carryforwards for the Fund were as follows:

Unlimited		Total Capital Loss
Short-Term	Long-Term	Carryforward
$(5,433,608)	$(77,580,917)	$(83,014,525)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swap agreements and CLO investments, foreign currency gains and losses, the “mark-to-market” of certain derivatives, losses deferred due to wash sales, paydown reclasses, dividends payable, and the disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of bond premium/discount amortization, income accruals on certain investments, and the “mark-to-market” of certain investments denominated in foreign currencies. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statement of Assets and Liabilities as of September 30, 2023 for permanent book/tax differences.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized (Depreciation)
$4,320,230,804	$—	$(269,369,405)	$(269,369,405)

Note 7 – Securities Transactions

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$479,533,734	$1,537,356,280

For the year ended September 30, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$568,933,362	$251,426,706

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2023, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2023. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2023, were as follows:

Borrower	Maturity Date	Face Amount	Value
Fontainbleau Vegas	01/31/26	$797,724	$—
Lightning A	03/01/37	3,131,817	—
Thunderbird A	03/01/37	3,178,667	—
			$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Cascade Funding Mortgage Trust
2018-RM2 4.00% (WAC) due 10/25/68[1]	11/02/18	$4,394,744	$4,332,785
Cascade Funding Mortgage Trust
2019-RM3 2.80% (WAC) due 06/25/69[1]	06/25/19	899,962	872,863
CFMT LLC
2022-HB9 3.25% (WAC) due 09/25/37[1]	09/23/22	1,930,733	1,865,144
Copper River CLO Ltd.
2007-1A INC, due 01/20/21[2]	05/09/14	—	50
LSTAR Securities Investment Ltd.
2021-1 8.24% (1 Month Term SOFR + 2.91%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	6,824,430	6,698,014
Towd Point Revolving Trust
4.83% due 09/25/64	03/17/22	18,499,936	17,986,625
		$32,549,805	$31,755,481

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.

Note 10 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectiviely be restricted pending such decision.

For the year ended September 30, 2023, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2023		Average Balance Outstanding	Average Interest Rate
103	$—	*	$64,506,185	4.28%

*	As of September 30, 2023, there were no open reverse repurchase agreements.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,150,000,000 line of credit from Citibank, N.A., which was in place through September 29, 2023, at which time a new line of credit was entered into in the amount of $1,165,000,000. The Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, SOFR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of its allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Fund’s Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2023.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 12 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Limited Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Limited Duration Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, transfer agent, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 28, 2023

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2024, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2023.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2023, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2023, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1). See the qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.08%	0.08%	72.79%

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Board of Trustees

The Board of Trustees of Guggenheim Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with Security Investors, LLC (“Security Investors”) and Guggenheim Partners Investment Management, LLC (“GPIM”) on behalf of the applicable series of the Trust listed below (each a “Fund” and collectively, the “Funds”) and the investment sub-advisory agreement between Security Investors and GPIM on behalf of Guggenheim Municipal Income Fund (the “Sub-Advisory Agreement” and together with the “Advisory Agreements,” the “Agreements”):

●	Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)*	●	Guggenheim Core Bond Fund (“Core Bond Fund”)*
●	Guggenheim Diversified Income Fund (“Diversified Income Fund”)**	●	Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)**
●	Guggenheim High Yield Fund (“High Yield Fund”)*	●	Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)*
●	Guggenheim Limited Duration Fund (“Limited Duration Fund”)**	●	Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)**[1]
●	Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)**	●	Guggenheim Municipal Income Fund (“Municipal Income Fund”)*
●	Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)**	●	Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)*
●	Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”)*	●	Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)*
●	Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)*	●	Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)**
●	Guggenheim Ultra Short Duration Fund (“Ultra Short Duration Fund”)**	●	Guggenheim World Equity Income Fund (“World Equity Income Fund”)*

*	Security Investors serves as investment adviser to the Fund.
**

GPIM serves as investment adviser to the Fund. Unless the context indicates otherwise, GPIM and Security Investors, with respect to their service as investment adviser to the applicable Funds, are each referred to herein as an “Adviser” and together, the “Advisers.”

[1]

GPIM also serves as investment adviser to Guggenheim Macro Opportunities Fund CFC (the “Subsidiary”), a wholly-owned subsidiary of Macro Opportunities Fund that is organized as a limited company under the laws of the Cayman Islands and used by Macro Opportunities Fund to obtain commodities exposure. Pursuant to a separate investment advisory agreement for the Subsidiary (the “Subsidiary Advisory Agreement”), the Subsidiary pays GPIM an advisory fee at the same rate that Macro Opportunities Fund pays GPIM under its Advisory Agreement. The Subsidiary Advisory Agreement does not require annual renewal by the Board and will continue until it is terminated as provided in the Agreement. In addition, GPIM and Macro Opportunities Fund have entered into a separate fee waiver agreement pursuant to which GPIM has contractually agreed to waive the advisory fee it receives from Macro Opportunities Fund in an amount equal to the advisory fee paid to GPIM by the Subsidiary. This undertaking will continue for so long as Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Security Investors and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for Market Neutral Real Estate Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the applicable Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the applicable Agreements for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Advisory Agreements

Nature, Extent and Quality of Services Provided by Each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that, although Security Investors delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.2 As a result, in evaluating the services provided to the Municipal Income Fund under the Sub-Advisory Agreement, the Committee did not separately consider the contributions under the Advisory Agreement and the Sub-Advisory Agreement.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE (except as noted above with respect to Market Neutral Real Estate Fund), in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. The Committee also received certain performance information as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. Except as to the individual Funds discussed below, the Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

[2]

Consequently, except where the context indicates otherwise, references to “Adviser,” “Advisers” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Alpha Opportunity Fund: The returns of the Fund’s Institutional Class shares ranked in the 96th and 73rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s beta profile and fundamental factor tilts. The Committee noted management’s statement that the Fund’s lower beta profile to broad market U.S. equities relative to its peers and long exposure to value and short exposure to growth have detracted from investment performance. The Committee also noted management’s statement that as a result of an update in 2021 to the quantitative investment methodology that the Fund employs, as well as the more recent comeback of value-oriented, higher quality names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Diversified Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 78th and 75th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s defensively-positioned portfolio, in particular within its fixed-income sleeve which includes allocations to several Guggenheim fixed-income funds that were defensively positioned beginning in 2018, reflecting Guggenheim’s market views. The Committee also noted management’s statement that the Fund maintained a lower beta profile to equities relative to its peers. The Committee further noted management’s statement that the Fund’s allocation process was updated in 2021, resulting in an increase in the Fund’s equity exposure, and that there was some improvement in the Fund’s performance rankings relative to its performance universe for the three-year and one-year periods ended December 31, 2022. The Committee noted management’s statement that although the Fund’s increased equity exposure was detrimental to the Fund’s performance relative to peers in 2022 due to the poor performance of U.S. equities that year, Guggenheim believes the increased equity exposure will ultimately benefit shareholders and support total return performance in the medium to long term. The Committee also noted the Fund’s small size and considered management’s statements that the Fund continues to be a viable offering and that Guggenheim is able to manage the Fund at its current size.

Market Neutral Real Estate Fund: The returns of the Fund’s Institutional Class shares ranked in the 44th and 89th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the three-year time period was due to underperforming pairs of offsetting long and short positions as well as several stock- and sector-specific issues, and considered that, despite recent underperformance, the Fund experienced performance that ranks in the top half of its performance universe for the five-year period ended December 31, 2022.

Municipal Income Fund: The returns of the Fund’s Institutional Class shares ranked in the 89th and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s conservative positioning in high quality, long-duration assets, which underperformed over the past two years due to a risk-on sentiment in 2021 and due to fears of duration risk in 2022, contributed to relative underperformance over the five-year and three-year time periods. The Committee noted management’s statement that the Fund’s allocation to closed-end funds also contributed to relative underperformance in 2022 as the increased cost of leverage weighed on the performance of such funds. The Committee considered management’s belief that an economic downturn that is likely to follow the Federal Reserve’s tightening of financial conditions will disproportionately affect weaker municipal credits and could lead to distress in names the Fund has avoided. The Committee also took into account management’s further discussions of performance attribution and outlook for the Fund at the April Meeting and the May Board Meeting, during which management highlighted that the Fund’s relative underperformance in 2022 was due to the exceptional volatility in the fixed-income markets that year which also impacted relative performance for the trailing five-year and three-year time periods, and noted the overall low dispersion in absolute investment returns among municipal bond funds.

StylePlus—Mid Growth Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period can be attributed to the more conservative positioning of the underlying funds in which the Fund invests, resulting in yields insufficient to offset fund fees and other costs, as well as the strategy’s tilt to value-oriented, lower-growth names within the mid-cap growth segment as growth outperformed value securities from 2018 through 2020. The Committee also noted management’s statement that as a result of the more recent comeback of value-oriented, lower-growth names, the Fund experienced performance rankings that compare more favorably relative to its performance universe for the three-year and one-year periods ended December 31, 2022.

Ultra Short Duration Fund: The returns of the Fund’s Institutional Class shares ranked in the 76th and 63rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s overweight duration positioning over the five-year time period relative to its performance universe as well as higher allocations

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

OTHER INFORMATION (Unaudited)(continued)

to structured credit during the second half of 2022, which underperformed corporate credit during that period, contributed to relative underperformance over the five-year time period. The Committee considered management’s expectation that the resetting of higher interest rates should help the Fund to perform well going forward and that the divergence in the relationship between structured and corporate credit should normalize going forward and lead to relative outperformance, noting that there was some improvement in the Fund’s performance ranking relative to its performance universe for the one-year period ended December 31, 2022.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that, with respect to each Fund other than Municipal Income Fund: (i) the Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance; and, with respect to Municipal Income Fund, it would continue to monitor the Fund’s investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by Each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee (which, for Municipal Income Fund, includes the sub-advisory fee paid to the Sub-Adviser), net effective management fee3 and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or the specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. Except as to the individual Funds discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Floating Rate Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (80th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

[3]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the five-year and three-year periods ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Macro Opportunities Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (82nd percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (64th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities within and outside of fixed income, including equities, currencies, commodities and derivatives, and that peer funds have varying degrees of capability, flexibility and associated fees. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement and contractual advisory fee breakpoint of 5 basis points on average daily net assets above $5 billion.

Risk Managed Real Estate Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (43rd percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group, the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (57th percentile) of its peer group. The Committee considered the Adviser’s statement that the total expense ratio for the Fund’s Institutional Class shares is competitive and in-line with the peer group average and median and that the Fund’s contractual advisory fee is competitive. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

SMid Cap Value Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the first quartile (7th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (71st percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the fourth quartile (79th percentile) of its peer group. The Committee considered that the Fund’s contractual advisory fee ranks favorably in the first quartile of its peer group and reviewed the other expenses that impacted the total net expense ratio. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

Total Return Bond Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile) of its peer group. The net effective management fee for the Fund’s Institutional Class shares ranks in the third quartile (67th percentile) of its peer group. The total net expense ratio for the Fund’s Institutional Class shares ranks in the third quartile (73rd percentile) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the strong investment performance of the Fund’s Institutional Class shares for the three-year period ended December 31, 2022. The Committee also took into account the Fund’s currently effective expense limitation agreement with the Adviser.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the applicable Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

OTHER INFORMATION (Unaudited)(continued)

The Committee also considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Advisers derive any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Advisers may benefit from certain economies of scale and synergies, such as enhanced visibility of the Advisers, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by each Adviser from its relationship with the Funds were appropriate and that each Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such breakpoints and expense waivers and limitations. The Committee also noted information from Guggenheim regarding certain challenges and costs associated with managing Funds that have achieved significant scale. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement for Municipal Income Fund

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of each applicable Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), the Guggenheim Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the code of ethics during the period covered by this report. The code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $705,059 and $705,059 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(b)	Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 and $0 for fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(c)	Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning including preparation of tax returns and distribution assistance were $260,077 and $252,455 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d)	All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2023 and September 30, 2022, respectively.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.

(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next regularly scheduled Committee meeting.

(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

a.	Pre-Approval Requirements

i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.	Audit Services

a.	Annual financial statement audits

b.	Seed audits (related to new product filings, as required)

c.	SEC and regulatory filings and consents

2.	Audit-Related Services

a.	Accounting consultations

b.	Fund merger/reorganization support services

c.	Other accounting related matters

d.	Agreed upon procedures reports

e.	Attestation reports

f.	Other internal control reports

3.	Tax Services

a.	Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions

ii.	Preparation of calculations of taxable income, including fiscal year tax designations

iii.	Preparation of annual Federal excise tax returns (if applicable)

iv.	Preparation of calendar year excise distribution calculations

v.	Calculation of tax equalization on an as-needed basis

vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds

vii.	Preparation of the estimated excise distribution calculations on an as-needed basis

viii.	Preparation of calendar year shareholder reporting designations on Form 1099

ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.	Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

ii.	Assistance with corporate actions and tax treatment of complex securities and structured products

iii.	Assistance with IRS ruling requests and calculation of deficiency dividends

iv.	Conduct training sessions for the Adviser’s internal tax resources

v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews

viii.	Tax distribution analysis and planning

ix.	Tax authority examination services

x.	Tax appeals support services

xi.	Tax accounting methods studies

xii.	Fund merger, reorganization and liquidation support services

xiii.	Tax compliance, planning and advice services and related projects

xiv.	Assistance with out of state residency status

xv.	Provision of tax compliance services in India for Funds with direct investments in India

B.	Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section V.B.2 is not required, if:

1.	the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Exchange Act and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section V.B.3 is not required, if:

1.	the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.	the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.	such services are promptly brought to the attention of the Audit Committee by Trust management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding years for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $260,077 and $252,455, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer and Treasurer

Date	December 6, 2023

*	Print the name and title of each signing officer under his or her signature.